UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report

June 30, 2022
(Unaudited)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Global Impact Fund	GGIYX	GGIIX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	GIIZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2022 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
Each of us is living through historic days, from the ongoing effects of the pandemic to political and economic headwinds and the uncertainties in the geopolitical space. Through it all, the men and women of GuideStone Funds remain engaged on behalf of investors just like you.
We believe active portfolio management via our manager-of-managers investment approach adds value over a full market cycle. We remain committed to providing mutual funds with diversified investment options across major asset classes, managed with the goal of delivering attractive, risk-adjusted returns for our investors.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com, or contacting us at 1-888-GS-FUNDS (1-888-473-8637).
Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Market Recap
Last year’s equity market tailwinds became headwinds as government stimulus dried up and the Federal Reserve (“the Fed”) began executing a tighter monetary policy in response to what has turned out to be a historic level of inflation. These factors, coupled with geopolitical risks and growing worries over economic growth and corporate profits, diminished investors’ appetite for risk. As a result, the S&P 500® Index recorded its worst first half since 1970 and tumbled into bear market territory, with a return of -19.96% while giving back a sizable portion of the gains earned since January 2021. The dubious bright spot in equities was the energy sector as the rise in commodity prices – exacerbated by the Russian invasion of Ukraine – led to a significant increase in oil and natural gas prices.
International equities fell on signs of weakening global growth and surging inflation, as well as due to a material rise in the U.S. dollar. The MSCI EAFE Index was down by -19.57%, while the MSCI Emerging Markets Index fell by -17.63%. Much of the decline in emerging markets can be attributed to the slowdown in China – the world’s second-largest economy – as its zero-COVID policies locked down big cities, ground factory production to a sudden halt and further tangled logistics chains worldwide, while the war in Ukraine had a major impact on European economies and markets.
Volatility extended into the fixed income markets as well. The 2/10 U.S. Treasury yield curve inverted briefly in early April and mid-June before the 10-year yield closed the first half of the year at 3.02%, representing a 0.66% increase during the quarter. Rising short- and long-term rates pushed bond prices down, causing the Bloomberg US Aggregate Bond Index to post a -10.35% decline. The Bloomberg Global Aggregate Bond Index finished the first half of the year down -13.91% as monetary tightening continued worldwide. This performance marks one of the worst six-month periods in history for these indexes. June saw the 200th global rate hike and numerous central banks remain poised to aggressively pull back monetary support further. As previously mentioned, the U.S. dollar strengthened as global investors sought what may be perceived as a safe haven.
The following table summarizes the first six months of calendar year 2022 returns for each major broad-based market index, or market indicator.
Index	1 st Quarter 2022 Return	2 nd Quarter 2022 Return	YTD Returns as of June 30, 2022
U.S. Equities
S&P 500®	-4.60%	-16.10%	-19.96%
Russell 2000®	-7.53%	-17.20%	-23.43%
International Equities
MSCI EAFE	-5.91%	-14.51%	-19.57%
MSCI Emerging Markets	-6.97%	-11.45%	-17.63%
U.S. Fixed Income
Bloomberg US Aggregate	-5.93%	-4.69%	-10.35%
Bloomberg US High Yield Corporate	-4.84%	-9.83%	-14.19%
Global Fixed Income
Bloomberg Global Aggregate Bond	-6.16%	-8.26%	-13.91%
Monetary Policy
The mislabeled “transitory” inflation of late last year became entrenched as the Consumer Price Index (CPI) reached a 40-year high at 8.6% year-over-year. In March, the Fed began raising rates with a 0.25% increase, followed by 0.50% and 0.75% hikes in May and June, respectively, with June’s increase the largest since 1994. June also saw the Fed begin to reduce the size of its balance sheet (“quantitative tightening”) by rolling over some of its bonds at maturity without replacing them with other assets – another form of monetary tightening which is also likely to have a negative impact on financial markets.

The Fed has gone out of its way to emphasize its commitment to return inflation to its 2% objective, likely meaning that it will raise rates until either inflation or economic growth gives way. Although there are numerous signs of weakening, at the moment, the economy remains fairly strong – thanks to low unemployment, in particular – leaving the Fed to focus primarily on reducing inflation.
But with inflation so high, bringing it down will likely require much higher interest rates, which could weaken the economy substantially, leaving the Fed to try to navigate a so-called soft landing – slowing inflation without causing a recession – a historically difficult task. Some analysts have suggested that the Fed may eventually alter guidance to tolerate a higher level of inflation going forward, as it will be hard-pressed to be aggressive enough before challenging growth conditions make additional increases untenable. As of now, the consensus expectation is that the economy will weaken so much that by 2023 the Fed will be forced to reduce the funds rate by 0.75%.
Nonetheless, recessionary fears have not altered expectations for the next couple of rate increases, but have only dialed back expectations for the peak funds rate – now at 3.35%. The bottom line is that as long as inflation remains well above the Fed’s current preferred level of 2%, we expect aggressive tightening and the resulting market volatility to continue.
Economic Growth
While Fed Chairman Powell insisted in his June press conference that there was “no sign of a broader slowdown” in the economy, reports at the end of the first half of the year suggest otherwise.  After declining throughout 2021, the unemployment rate held steady at 3.6% from March through May, reflecting a labor market that has reached its peak. In May, existing home sales fell to their lowest level since June 2020 amidst the sharp increase in mortgage rates, and in June the Chicago Fed reported an eight-month low in its gauge of national economic activity. Indeed, confidence in the economy in the near term steadily eroded during this first half of the year. The University of Michigan’s most recent reading of consumer sentiment showed the gauge at its lowest level ever (going back over four decades), and a survey released from the Conference Board found that 60% of CEOs expect the economy to contract in their primary area of operations in the next 12 to 18 months, with some 15% saying they believe their region has already entered recession.
The final numbers have yet to be compiled, but the Atlanta Fed’s GDPNow model estimate for U.S. real gross domestic product (“GDP”) growth for the second quarter plunged into negative territory with a projected decline of -2.1%. If accurate and coupled with the first quarter’s GDP reading of -1.6%, this would mean two back-to-back quarters of negative (GDP) prints – something that has never occurred historically outside of a National Bureau of Economic Research (NBER) declared recession. But even with slowing growth, a Fed pivot to a less restrictive policy remains unlikely in the immediate future with inflation at its current level.
Conclusion
As we look forward to the second half of this already turbulent year, we are reminded of a gardening metaphor. Periodically, one must prune a garden’s excessive growth to achieve more fruitful growth. It is a similar case with the national economy. The abundant fiscal stimulus and easy monetary policy of the last few years have resulted in excessive growth leading to several imbalances in the economy, such as a too-tight labor market and exorbitant housing prices. Historically, the most effective “pruning” of excessive growth in an economy occurs during a recession. Recessions bring demand down, reducing consumer spending (which is 70% of the U.S. economy) and thus tamping inflation. Balance is restored and the economy is in a better position for more fruitful growth.
Our base case for the U.S. economy is a (hopefully) shallow recession either in late 2022 or early 2023. As painful as they may be in the short run, brief recessionary periods are preferable to extended periods of stagflation – low economic growth coupled with high inflation. During this time, we expect to see the market trend lower, and volatility continue, especially as corporate profits degrade and price/earnings multiples continue to be squeezed. But as a reminder: with market volatility comes the temptation to make investment decisions as a reaction to the market headlines. However, investment decisions should always be strategic and based on long-term goals. Following a disciplined, long-term approach to investing we believe is the key to riding out turbulent market periods.
Thank you for your continued confidence in GuideStone Funds, and for allowing us the privilege of managing your hard-earned assets. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit the website at GuideStoneFunds.com.
Sincerely,
David S. Spika, CFA
President and Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. You cannot invest directly into an index.

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022, to June 30, 2022.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$ 1,000.00	$ 868.30	0.12%	$ 0.55
	Investor	1,000.00	867.40	0.37	1.71
MyDestination 2025	Institutional	1,000.00	852.60	0.11	0.51
	Investor	1,000.00	851.80	0.36	1.66
MyDestination 2035	Institutional	1,000.00	826.70	0.12	0.56
	Investor	1,000.00	825.00	0.38	1.70
MyDestination 2045	Institutional	1,000.00	812.40	0.13	0.58
	Investor	1,000.00	811.40	0.38	1.71
MyDestination 2055	Institutional	1,000.00	808.30	0.17	0.76
	Investor	1,000.00	807.30	0.42	1.88
Conservative Allocation	Institutional	1,000.00	898.30	0.15	0.73
	Investor	1,000.00	897.40	0.41	1.91
Balanced Allocation	Institutional	1,000.00	841.90	0.12	0.57
	Investor	1,000.00	841.00	0.38	1.73
Growth Allocation	Institutional	1,000.00	809.10	0.13	0.57
	Investor	1,000.00	807.50	0.38	1.71
Aggressive Allocation	Institutional	1,000.00	783.80	0.13	0.58
	Investor	1,000.00	782.10	0.38	1.69
Money Market	Institutional	1,000.00	1,001.60	0.12	0.60
	Investor	1,000.00	1,000.90	0.27	1.33

Actual
Fund	Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	Institutional	$ 1,000.00	$ 962.60	0.34	$ 1.66
	Investor	1,000.00	961.60	0.61	2.97
Medium-Duration Bond	Institutional	1,000.00	877.20	0.37	1.73
	Investor	1,000.00	875.50	0.64	2.99
Global Bond	Institutional	1,000.00	861.00	0.57	2.63
	Investor	1,000.00	859.20	0.87	4.01
Defensive Market Strategies®	Institutional	1,000.00	870.50	0.66	3.06
	Investor	1,000.00	869.20	0.92	4.26
Global Impact	Institutional	1,000.00	788.10	0.84	3.72
	Investor	1,000.00	786.80	1.22	5.40
Equity Index	Institutional	1,000.00	795.90	0.12	0.55
	Investor	1,000.00	794.80	0.39	1.72
Value Equity	Institutional	1,000.00	880.60	0.64	2.97
	Investor	1,000.00	879.30	0.90	4.18
Growth Equity	Institutional	1,000.00	653.00	0.66	2.70
	Investor	1,000.00	652.10	0.92	3.77
Small Cap Equity	Institutional	1,000.00	786.10	0.92	4.06
	Investor	1,000.00	785.00	1.18	5.23
International Equity Index	Institutional	1,000.00	800.20	0.21	0.94
	Investor (3)	1,000.00	924.30	0.50	0.82
International Equity (4)	Institutional	1,000.00	803.40	0.87	3.89
	Investor	1,000.00	802.60	1.14	5.10
Emerging Markets Equity	Institutional	1,000.00	807.90	1.05	4.71
	Investor	1,000.00	807.10	1.35	6.05
Global Real Estate Securities	Institutional	1,000.00	792.10	0.81	3.60
	Investor	1,000.00	791.00	1.09	4.85
Strategic Alternatives (4)	Institutional	1,000.00	984.40	1.15	5.66
	Investor	1,000.00	983.40	1.47	7.23

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$ 1,000.00	$ 1,024.20	0.12%	$ 0.60
	Investor	1,000.00	1,022.97	0.37	1.85
MyDestination 2025	Institutional	1,000.00	1,024.24	0.11	0.56
	Investor	1,000.00	1,023.00	0.36	1.81
MyDestination 2035	Institutional	1,000.00	1,024.18	0.12	0.63
	Investor	1,000.00	1,022.93	0.38	1.89
MyDestination 2045	Institutional	1,000.00	1,024.16	0.13	0.64
	Investor	1,000.00	1,022.91	0.38	1.91
MyDestination 2055	Institutional	1,000.00	1,023.96	0.17	0.85
	Investor	1,000.00	1,022.72	0.42	2.10
Conservative Allocation	Institutional	1,000.00	1,024.03	0.15	0.77

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
	Investor	$ 1,000.00	$ 1,022.78	0.41	$ 2.04
Balanced Allocation	Institutional	1,000.00	1,024.18	0.12	0.63
	Investor	1,000.00	1,022.92	0.38	1.90
Growth Allocation	Institutional	1,000.00	1,024.16	0.13	0.64
	Investor	1,000.00	1,022.90	0.38	1.92
Aggressive Allocation	Institutional	1,000.00	1,024.15	0.13	0.66
	Investor	1,000.00	1,022.90	0.38	1.92
Money Market	Institutional	1,000.00	1,024.19	0.12	0.61
	Investor	1,000.00	1,023.47	0.27	1.34
Low-Duration Bond	Institutional	1,000.00	1,023.11	0.34	1.71
	Investor	1,000.00	1,021.77	0.61	3.06
Medium-Duration Bond	Institutional	1,000.00	1,022.95	0.37	1.86
	Investor	1,000.00	1,021.61	0.64	3.22
Global Bond	Institutional	1,000.00	1,021.97	0.57	2.86
	Investor	1,000.00	1,020.48	0.87	4.36
Defensive Market Strategies®	Institutional	1,000.00	1,021.52	0.66	3.31
	Investor	1,000.00	1,020.23	0.92	4.61
Global Impact	Institutional	1,000.00	1,020.63	0.84	4.21
	Investor	1,000.00	1,018.74	1.22	6.11
Equity Index	Institutional	1,000.00	1,024.19	0.12	0.61
	Investor	1,000.00	1,022.88	0.39	1.94
Value Equity	Institutional	1,000.00	1,021.64	0.64	3.19
	Investor	1,000.00	1,020.34	0.90	4.50
Growth Equity	Institutional	1,000.00	1,021.53	0.66	3.30
	Investor	1,000.00	1,020.24	0.92	4.60
Small Cap Equity	Institutional	1,000.00	1,020.25	0.92	4.59
	Investor	1,000.00	1,018.93	1.18	5.92
International Equity Index	Institutional	1,000.00	1,023.75	0.21	1.06
	Investor (3)	1,000.00	1,007.64	0.50	0.85
International Equity (4)	Institutional	1,000.00	1,020.48	0.87	4.36
	Investor	1,000.00	1,019.14	1.14	5.71
Emerging Markets Equity	Institutional	1,000.00	1,019.59	1.05	5.26
	Investor	1,000.00	1,018.10	1.35	6.76
Global Real Estate Securities	Institutional	1,000.00	1,020.78	0.81	4.06
	Investor	1,000.00	1,019.38	1.09	5.47
Strategic Alternatives (4)	Institutional	1,000.00	1,019.09	1.15	5.76
	Investor	1,000.00	1,017.50	1.47	7.35
(1) Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2022, through June 30, 2022, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3) The expense ratios for the International Equity Index Fund Investor Class are equal to the class’s annualized expense ratios for the period April 29, 2022, through June 30, 2022, multiplied by the average account value over the period, multiplied by 62/365.
(4) The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
12Y	—	12 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AEX	—	Amsterdam Exchange
AGM	—	Assured Guarantee Municipal Corporation
ARM	—	Adjustable Rate Mortgage
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBR	—	Bank Bill Rate
BBSW	—	Bank Bill Swap Rate
Bobl	—	Bundesobligation ("federal government bond")
BUBOR	—	Budapest Interbank Offered Rate
Bund	—	Bundesanleihe ("federal bond")
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
Cetip	—	Central of Custody and Financial Settlement of Securities
CFETS	—	China Foreign Exchange Trade System
CLP-TNA	—	Chilean Pesos Floating Rate Index
CLO	—	Collateralized Loan Obligation
CME	—	Chicago Mercantile Exchange
CMT	—	Constant Maturity
CONV	—	Convertible
COP-IBR-OIS	—	Certificate of Participation - Income-based Repayment - Overnight Indexed Swap
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
DAC	—	Designated Activity Company
DAX	—	Deutscher Aktien Index
ESTR	—	Euro Short-Term Rate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FRA	—	Forward Rate Agreements
FTSE	—	Financial Times Stock Exchange
GDR	—	Global Depositary Receipt
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HTS	—	Harmonized Tariff Schedule
HUD	—	Housing and Urban Development
HY	—	High Yield
IBEX	—	Iberia Index
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	A group of international credit derivative indexes that are monitored by the International Index Company (IIC). iTraxx indexes cover credit derivatives markets in Europe, Asia and Australia
JIBAR	—	Johannesburg Interbank Average Rate
JSC	—	Joint Stock Company
KLCI	—	Kuala Lumpur Composite Index
KOSPI	—	Korea Composite Stock Price Index
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBOR	—	Mumbai Inter-Bank Overnight Rate
MMY	—	Money Market Yield
MSCI	—	Morgan Stanley Capital International
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
OMX	—	Stockholm Stock Exchange
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PRIBOR	—	Prague Inter-bank Offered Rate
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
QPSC	—	Qualified Personal Service Corporation
QSC	—	Qatar Shareholder Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SA	—	Societe Anonyme
SAE	—	Societe Anonyme Egyptienne
SBA	—	Small Business Administration
SDR	—	Special Drawing Rights
SGX	—	Singapore Stock Exchange
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SonyMA	—	State of New York Mortgage Agency
STACR	—	Structured Agency Credit Risk
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
Tbk	—	Terbuka
TELBOR	—	Tel Aviv Inter-Bank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
TSX	—	Toronto Stock Exchange
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2022, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$346,704,669	33.44%
Medium-Duration Bond	446,073,915	22.36
Global Bond	88,195,775	16.81
Defensive Market Strategies®	43,458,984	3.45
Global Impact Fund	7,043,866	5.69
International Equity Index	9,603,737	1.29
International Equity	15,925,521	1.60
Emerging Markets Equity	27,002,289	3.98
Global Real Estate Securities	1,033,887	0.40
Strategic Alternatives	7,465,199	2.21

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2022.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of June 30, 2022.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of June 30, 2022 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
«	—	Century bond maturing in 2110.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
≈	—	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
»	—	Zero coupon bond.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of June 30, 2022, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$8,097,384	0.41%
Global Bond	1,437,055	0.27
Defensive Market Strategies®	5,977,362	0.47
Global Impact	888,859	0.72
Small Cap Equity	—	0.00
International Equity	—	0.00
Emerging Markets Equity	1,101,837	0.16
Strategic Alternatives	19,803	0.01

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Krone (DKK).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
FOREIGN BOND FOOTNOTES:
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZB)	—	Par is denominated in Peruvian Sol (PEN).
(ZC)	—	Par is denominated in Israeli Shekels (ILS).
(ZE)	—	Par is denominated in Czech Koruna (CZK).
(ZF)	—	Par is denominated in Thai Baht (THB).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS and CMBS (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer- constrained version of the flagship US Corporate High Yield Index, which measures the USD- denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg US Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. (Future Ticker: I00055US)
The Bloomberg US Treasury Bill: 1-3 Months Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the US government. US Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks. (Future Ticker: I00078US)
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to- book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
“Bloomberg®”, Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index, and Bloomberg 1-3 Month US Treasury Bill Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds. Bloomberg is not affiliated with GuideStone Funds, and Bloomberg does not approve, endorse, review, or recommend GuideStone Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to GuideStone Funds.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trademark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trademark of Nareit, “EPRA®” is a trademark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 92.7%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,262,231	$106,252,294
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	12,602,709	165,221,517
GuideStone Global Bond Fund (Institutional Class)∞	4,191,968	35,170,607
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	7,003,400	72,765,321
GuideStone Equity Index Fund (Institutional Class)∞	3,060,178	121,397,272
GuideStone Small Cap Equity Fund (Institutional Class)∞	987,500	15,168,000
GuideStone International Equity Index Fund (Institutional Class)∞	5,343,636	51,566,086
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,616,884	22,557,543
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	657,962	5,862,439
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,023,983	20,502,950
Total Mutual Funds (Cost $661,807,881)		616,464,029
MONEY MARKET FUNDS — 1.0%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	6,897,481	6,897,481
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	47,157	47,157
Total Money Market Funds (Cost $6,944,638)		6,944,638

Par
U.S. TREASURY OBLIGATIONS — 6.4%
U.S. Treasury Bill
0.25%, 07/07/22Ω	$1,945,000	1,944,758
	Par	Value
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	$ 5,960,000	$ 7,327,722
0.13%, 07/15/26	10,601,795	10,520,164
0.38%, 07/15/27	2,470,129	2,462,383
3.88%, 04/15/29	7,579,739	9,156,833
3.38%, 04/15/32	4,283,691	5,355,574
0.63%, 02/15/43	3,275,735	2,899,591
1.00%, 02/15/48	1,946,184	1,861,568
0.13%, 02/15/51	1,277,029	985,763
Total U.S. Treasury Obligations (Cost $47,062,101)		42,514,356
TOTAL INVESTMENTS — 100.1% (Cost $715,814,620)		665,923,023
Liabilities in Excess of Other Assets — (0.1)%		(690,712)
NET ASSETS — 100.0%		$665,232,311
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	46.1
U.S. Equity Select Funds	31.4
Non-U.S. Equity Select Funds	11.2
U.S. Treasury Obligations	6.4
Alternative Select Funds	3.1
Money Market Funds	1.0
Real Assets Select Funds	0.9
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 6,944,638	$ 6,944,638	$ —	$ —
Mutual Funds	616,464,029	616,464,029	—	—
U.S. Treasury Obligations	42,514,356	—	42,514,356	—
Total Assets - Investments in Securities	$665,923,023	$623,408,667	$42,514,356	$ —

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 96.1%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	12,247,283	$ 157,500,063
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	29,909,687	392,116,001
GuideStone Global Bond Fund (Institutional Class)∞	10,617,143	89,077,832
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	19,416,626	201,738,745
GuideStone Equity Index Fund (Institutional Class)∞	9,859,437	391,123,863
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,158,486	48,514,344
GuideStone International Equity Index Fund (Institutional Class)∞	17,146,760	165,466,235
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,225,117	70,900,503
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,038,536	18,163,356
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,314,132	33,572,156
Total Mutual Funds (Cost $1,665,944,451)		1,568,173,098
MONEY MARKET FUNDS — 1.1%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	17,589,388	17,589,388
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	60,727	60,727
Total Money Market Funds (Cost $17,650,115)		17,650,115

Par
U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bill
0.25%, 07/07/22Ω	$2,135,000	2,134,735
	Par	Value
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/24	$ 7,987,325	$ 8,065,412
0.13%, 07/15/26	11,693,333	11,603,298
0.38%, 07/15/27	2,730,143	2,721,581
3.88%, 04/15/29	8,309,574	10,038,523
3.38%, 04/15/32	4,707,174	5,885,023
0.63%, 02/15/43	3,564,956	3,155,601
1.00%, 02/15/48	2,139,630	2,046,604
0.13%, 02/15/51	1,410,284	1,088,624
Total U.S. Treasury Obligations (Cost $51,705,279)		46,739,401
TOTAL INVESTMENTS — 100.1% (Cost $1,735,299,845)		1,632,562,614
Liabilities in Excess of Other Assets — (0.1)%		(1,325,923)
NET ASSETS — 100.0%		$1,631,236,691
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	39.4
Fixed Income Select Funds	39.1
Non-U.S. Equity Select Funds	14.4
U.S. Treasury Obligations	2.9
Alternative Select Funds	2.1
Real Assets Select Funds	1.1
Money Market Funds	1.1
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 17,650,115	$ 17,650,115	$ —	$ —
Mutual Funds	1,568,173,098	1,568,173,098	—	—
U.S. Treasury Obligations	46,739,401	—	46,739,401	—
Total Assets - Investments in Securities	$1,632,562,614	$1,585,823,213	$46,739,401	$ —
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	19,876,227	$ 260,577,333
GuideStone Global Bond Fund (Institutional Class)∞	7,692,210	64,537,643
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	10,615,240	110,292,342
GuideStone Equity Index Fund (Institutional Class)∞	12,215,022	484,569,933
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,878,050	59,566,851
GuideStone International Equity Index Fund (Institutional Class)∞	21,017,431	202,818,213
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,988,158	86,097,922
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,186,886	19,485,154
GuideStone Strategic Alternatives Fund (Institutional Class)∞	705,316	7,144,851
Total Mutual Funds (Cost $1,364,821,511)		1,295,090,242
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $25,514,216)	25,514,216	25,514,216
TOTAL INVESTMENTS — 100.0% (Cost $1,390,335,727)		1,320,604,458
Liabilities in Excess of Other Assets — (0.0)%		(538,482)
NET ASSETS — 100.0%		$1,320,065,976
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	49.6
Fixed Income Select Funds	24.6
Non-U.S. Equity Select Funds	21.9
Money Market Funds	1.9
Real Assets Select Funds	1.5
Alternative Select Funds	0.5
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 25,514,216	$ 25,514,216	$ —	$ —
Mutual Funds	1,295,090,242	1,295,090,242	—	—
Total Assets - Investments in Securities	$1,320,604,458	$1,320,604,458	$ —	$ —

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	6,362,514	$ 83,412,560
GuideStone Global Bond Fund (Institutional Class)∞	2,465,789	20,687,969
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,802,158	49,894,425
GuideStone Equity Index Fund (Institutional Class)∞	11,525,940	457,234,028
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,656,061	56,157,098
GuideStone International Equity Index Fund (Institutional Class)∞	19,990,395	192,907,314
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,575,429	82,540,196
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,909,940	17,017,568
Total Mutual Funds (Cost $982,298,573)		959,851,158
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $20,188,057)	20,188,057	20,188,057
TOTAL INVESTMENTS — 100.0% (Cost $1,002,486,630)		980,039,215
Liabilities in Excess of Other Assets — (0.0)%		(271,486)
NET ASSETS — 100.0%		$979,767,729
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	57.5
Non-U.S. Equity Select Funds	28.1
Fixed Income Select Funds	10.6
Money Market Funds	2.0
Real Assets Select Funds	1.8
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 20,188,057	$ 20,188,057	$ —	$ —
Mutual Funds	959,851,158	959,851,158	—	—
Total Assets - Investments in Securities	$980,039,215	$980,039,215	$ —	$ —
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.9%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,299,363	$ 17,034,653
GuideStone Global Bond Fund (Institutional Class)∞	503,572	4,224,968
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	1,882,862	19,562,934
GuideStone Equity Index Fund (Institutional Class)∞	4,869,347	193,166,988
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,544,537	23,724,086
GuideStone International Equity Index Fund (Institutional Class)∞	8,445,414	81,498,248
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,046,052	34,876,971
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	803,104	7,155,657
Total Mutual Funds (Cost $399,810,322)		381,244,505
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $8,221,631)	8,221,631	8,221,631
TOTAL INVESTMENTS — 100.0% (Cost $408,031,953)		389,466,136
Other Assets in Excess of Liabilities — 0.0%		134,159
NET ASSETS — 100.0%		$389,600,295
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	60.7
Non-U.S. Equity Select Funds	29.9
Fixed Income Select Funds	5.5
Money Market Funds	2.1
Real Assets Select Funds	1.8
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 8,221,631	$ 8,221,631	$ —	$ —
Mutual Funds	381,244,505	381,244,505	—	—
Total Assets - Investments in Securities	$389,466,136	$389,466,136	$ —	$ —

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 42,561,513	$ 46,800,128
Investments in securities of affiliated issuers, at value	623,361,510	1,585,762,486
Total investments, at value(1)	665,923,023	1,632,562,614
Receivables:
Dividends	6,071	12,873
Interest	122,383	134,309
Investment securities sold	292,973	496,518
Fund shares sold	717,677	3,076,529
Prepaid expenses and other assets	17,817	18,660
Total Assets	667,079,944	1,636,301,503
Liabilities
Payables:
Investment securities purchased	325,760	530,051
Fund shares redeemed	1,334,282	4,134,604
Accrued expenses:
Investment advisory fees	38,302	112,997
Shareholder servicing fees	91,588	215,196
Trustee fees	2,600	4,590
Other expenses	55,101	67,374
Total Liabilities	1,847,633	5,064,812
Net Assets	$665,232,311	$1,631,236,691
Net Assets Consist of:
Paid-in-capital	$684,632,685	$1,653,314,801
Distributable earnings (loss)	(19,400,374)	(22,078,110)
Net Assets	$665,232,311	$1,631,236,691
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$229,661,136	$ 607,460,905
Institutional shares outstanding	23,838,370	61,767,291
Net asset value, offering and redemption price per Institutional share	$ 9.63	$ 9.83
Net assets applicable to the Investor Class	$435,571,175	$1,023,775,786
Investor shares outstanding	45,280,236	104,175,929
Net asset value, offering and redemption price per Investor share	$ 9.62	$ 9.83

(1)Investments in securities of unaffiliated issuers, at cost	$ 47,109,258	$ 51,766,006
Investments in securities of affiliated issuers, at cost	668,705,362	1,683,533,839
Total investments, at cost	$715,814,620	$1,735,299,845

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ —	$ —	$ —
1,320,604,458	980,039,215	389,466,136
1,320,604,458	980,039,215	389,466,136

20,969	18,596	5,949
—	—	—
—	—	—
2,254,189	1,239,112	588,532
23,046	21,861	18,751
1,322,902,662	981,318,784	390,079,368

—	—	—
2,501,914	1,287,720	342,754

105,448	80,559	33,670
162,964	120,801	48,010
3,377	2,778	1,957
62,983	59,197	52,682
2,836,686	1,551,055	479,073
$1,320,065,976	$ 979,767,729	$389,600,295

$1,320,632,506	$ 953,728,687	$390,796,038
(566,530)	26,039,042	(1,195,743)
$1,320,065,976	$ 979,767,729	$389,600,295

$ 545,956,971	$ 406,765,493	$161,009,650
55,060,990	41,375,829	11,642,751
$ 9.92	$ 9.83	$ 13.83
$ 774,109,005	$ 573,002,236	$228,590,645
78,194,475	58,414,854	16,585,652
$ 9.90	$ 9.81	$ 13.78

$ —	$ —	$ —
1,390,335,727	1,002,486,630	408,031,953
$1,390,335,727	$1,002,486,630	$408,031,953
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 2,671,680
Interest	1,520,830
Total Investment Income	4,192,510
Expenses
Investment advisory fees	360,945
Transfer agent fees:
Institutional shares	1,876
Investor shares	10,018
Custodian fees	14,695
Shareholder servicing fees:
Investor shares	603,330
Accounting and administration fees	12,625
Professional fees	46,781
Shareholder reporting fees:
Institutional shares	422
Investor shares	6,113
Trustees expenses	2,656
Line of credit facility fees	1,166
Other expenses	40,404
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	1,101,031
Expenses waived/reimbursed(1)	(96,617)
Net Expenses	1,004,414
Net Investment Income	3,188,096
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	12,736,375
Net realized gain on investment securities of affiliated issuers	4,464,454
Net realized gain on investment securities of unaffiliated issuers	(365,168)
Net realized loss on futures transactions	(276,489)
Net realized gain	16,559,172
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(109,952,601)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(5,617,673)
Change in unrealized appreciation (depreciation) on futures	(75,034)
Net change in unrealized appreciation (depreciation)	(115,645,308)
Net Realized and Unrealized Loss	(99,086,136)
Net Decrease in Net Assets Resulting from Operations	$ (95,898,040)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 6,707,189	$ 5,409,215	$ 3,819,977	$ 1,485,245
1,631,319	44	26	21
8,338,508	5,409,259	3,820,003	1,485,266

841,335	657,889	511,789	206,532

1,993	2,016	1,943	1,931
16,298	11,996	10,090	9,097
18,884	17,379	15,949	14,176

1,410,165	1,063,024	784,713	305,387
29,270	23,781	18,584	7,701
48,041	47,309	46,889	46,472

618	690	664	654
8,738	6,609	5,595	4,376
4,749	3,514	2,830	2,099
3,063	2,501	1,914	602
50,678	53,306	47,846	38,019
—	—	—	21,174
2,433,832	1,890,014	1,448,806	658,220
(116,510)	—	—	(3,165)
2,317,322	1,890,014	1,448,806	655,055
6,021,186	3,519,245	2,371,197	830,211

35,490,454	21,694,189	11,736,504	4,738,052
9,781,950	14,463,525	8,218,728	2,495,304
(279,643)	—	—	—
(683,909)	(1,488,604)	(1,237,312)	(543,804)
44,308,852	34,669,110	18,717,920	6,689,552
(306,394,907)	(290,005,634)	(234,757,697)	(95,939,244)
(6,108,178)	—	—	—
(267,484)	(452,904)	(395,362)	(137,549)
(312,770,569)	(290,458,538)	(235,153,059)	(96,076,793)
(268,461,717)	(255,789,428)	(216,435,139)	(89,387,241)
$(262,440,531)	$(252,270,183)	$(214,063,942)	$(88,557,030)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21	06/30/22	12/31/21
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 3,188,096	$ 9,163,731	$ 6,021,186	$ 20,893,751
Net realized gain on investment securities and futures transactions	16,559,172	35,681,463	44,308,852	82,977,728
Net change in unrealized appreciation (depreciation) on investment securities and futures	(115,645,308)	3,541,415	(312,770,569)	41,287,989
Net increase (decrease) in net assets resulting from operations	(95,898,040)	48,386,609	(262,440,531)	145,159,468
Distributions to Shareholders:
Institutional shares	—	(11,212,826)	—	(25,822,026)
Investor shares	—	(27,805,081)	—	(58,826,598)
Total distributions	—	(39,017,907)	—	(84,648,624)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	71,868,739	54,762,341	184,825,087	89,820,222
Investor shares	18,124,485	58,612,402	32,510,280	137,601,889
Reinvestment of dividends and distributions
Institutional shares	—	11,212,826	—	25,822,025
Investor shares	—	27,798,484	—	58,817,400
Total proceeds from shares sold and reinvested	89,993,224	152,386,053	217,335,367	312,061,536
Value of shares redeemed
Institutional shares	(23,041,662)	(30,077,650)	(22,562,893)	(58,008,101)
Investor shares	(52,521,761)	(82,876,873)	(87,787,162)	(96,067,512)
Total value of shares redeemed	(75,563,423)	(112,954,523)	(110,350,055)	(154,075,613)
Net increase from capital share transactions(1)	14,429,801	39,431,530	106,985,312	157,985,923
Total increase (decrease) in net assets	(81,468,239)	48,800,232	(155,455,219)	218,496,767
Net Assets:
Beginning of Period	746,700,550	697,900,318	1,786,691,910	1,568,195,143
End of Period	$ 665,232,311	$ 746,700,550	$1,631,236,691	$1,786,691,910

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/22	12/31/21	06/30/22	12/31/21	06/30/22	12/31/21
(Unaudited)		(Unaudited)		(Unaudited)

$ 3,519,245	$ 16,416,327	$ 2,371,197	$ 12,555,366	$ 830,211	$ 4,793,877
34,669,110	80,937,218	18,717,920	67,954,490	6,689,552	26,523,555
(290,458,538)	61,272,571	(235,153,059)	69,280,136	(96,076,793)	28,089,280
(252,270,183)	158,626,116	(214,063,942)	149,789,992	(88,557,030)	59,406,712

—	(26,474,371)	—	(23,036,550)	—	(9,426,520)
—	(48,557,555)	—	(36,147,395)	—	(13,213,188)
—	(75,031,926)	—	(59,183,945)	—	(22,639,708)

160,832,731	88,740,477	77,687,946	62,655,462	24,203,385	38,018,347
35,137,273	113,685,881	32,591,704	73,883,374	26,706,735	49,961,631

—	26,474,370	—	23,036,551	—	9,426,520
—	48,549,290	—	36,147,394	—	13,212,942
195,970,004	277,450,018	110,279,650	195,722,781	50,910,120	110,619,440

(15,740,527)	(33,544,937)	(10,898,190)	(20,402,162)	(6,092,816)	(13,472,797)
(37,501,381)	(43,751,182)	(20,262,161)	(28,092,752)	(7,972,228)	(12,028,307)
(53,241,908)	(77,296,119)	(31,160,351)	(48,494,914)	(14,065,044)	(25,501,104)
142,728,096	200,153,899	79,119,299	147,227,867	36,845,076	85,118,336
(109,542,087)	283,748,089	(134,944,643)	237,833,914	(51,711,954)	121,885,340

1,429,608,063	1,145,859,974	1,114,712,372	876,878,458	441,312,249	319,426,909
$1,320,065,976	$1,429,608,063	$ 979,767,729	$1,114,712,372	$389,600,295	$441,312,249
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2022(3)	$11.09	$0.06	$(1.52)	$(1.46)	$ —	$ —	$ —	$ 9.63	(13.17)%	$ 229,661	0.12%	0.15%	1.21%	12%
2021	10.95	0.17	0.59	0.76	(0.26)	(0.36)	(0.62)	11.09	6.98	207,506	0.12	0.14	1.46	17
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(4)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2022(3)	$11.09	$0.04	$(1.51)	$(1.47)	$ —	$ —	$ —	$ 9.62	(13.26)%	$ 435,571	0.37%	0.40%	0.84%	12%
2021	10.95	0.13	0.60	0.73	(0.23)	(0.36)	(0.59)	11.09	6.72	539,194	0.37	0.39	1.15	17
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17

MyDestination 2025 Fund
Institutional Class
2022(3)	$11.53	$0.05	$(1.75)	$(1.70)	$ —	$ —	$ —	$ 9.83	(14.74)%	$ 607,461	0.11%	0.12%	1.01%	8%
2021	11.10	0.16	0.85	1.01	(0.28)	(0.30)	(0.58)	11.53	9.17	524,604	0.12	0.13	1.41	9
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(4)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2022(3)	$11.54	$0.03	$(1.74)	$(1.71)	$ —	$ —	$ —	$ 9.83	(14.82)%	$1,023,776	0.36%	0.38%	0.62%	8%
2021	11.11	0.13	0.85	0.98	(0.25)	(0.30)	(0.55)	11.54	8.91	1,262,088	0.37	0.38	1.15	9
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15

MyDestination 2035 Fund
Institutional Class
2022(3)	$12.00	$0.04	$(2.12)	$(2.08)	$ —	$ —	$ —	$ 9.92	(17.33)%	$ 545,957	0.12%	0.12%	0.80%	6%
2021	11.19	0.17	1.32	1.49	(0.30)	(0.38)	(0.68)	12.00	13.29	488,921	0.12	0.12	1.43	10
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(4)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2022(3)	$12.00	$0.02	$(2.12)	$(2.10)	$ —	$ —	$ —	$ 9.90	(17.50)%	$ 774,109	0.38%	0.38%	0.39%	6%
2021	11.19	0.14	1.32	1.46	(0.27)	(0.38)	(0.65)	12.00	13.04	940,687	0.38	0.38	1.16	10
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.38%, 0.39%, 0.36%, 0.34% and 0.33%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2022(3)	$12.10	$0.04	$(2.31)	$(2.27)	$ —	$ —	$ —	$ 9.83	(18.76)%	$406,766	0.13%	0.13%	0.66%	4%
2021	10.97	0.17	1.65	1.82	(0.30)	(0.39)	(0.69)	12.10	16.61	422,303	0.13	0.13	1.41	10
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(4)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2022(3)	$12.09	$0.02	$(2.30)	$(2.28)	$ —	$ —	$ —	$ 9.81	(18.86)%	$573,002	0.38%	0.38%	0.34%	4%
2021	10.97	0.14	1.64	1.78	(0.27)	(0.39)	(0.66)	12.09	16.26	692,409	0.38	0.38	1.15	10
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10

MyDestination 2055 Fund
Institutional Class
2022(3)	$17.11	$0.04	$(3.32)	$(3.28)	$ —	$ —	$ —	$13.83	(19.17)%	$161,010	0.17%	0.17%	0.56%	6%
2021	15.37	0.24	2.44	2.68	(0.42)	(0.52)	(0.94)	17.11	17.46	178,971	0.17	0.17	1.39	11
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(4)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2022(3)	$17.07	$0.02	$(3.31)	$(3.29)	$ —	$ —	$ —	$13.78	(19.27)%	$228,590	0.42%	0.42%	0.30%	6%
2021	15.34	0.19	2.44	2.63	(0.38)	(0.52)	(0.90)	17.07	17.18	262,341	0.42	0.42	1.15	11
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.38%, 0.39%, 0.36%, 0.34% and 0.33%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 99.0%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	16,824,861	$216,367,712
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,396,053	57,632,258
GuideStone Global Bond Fund (Institutional Class)∞	1,715,893	14,396,339
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	3,251,472	33,782,791
GuideStone Global Impact Fund (Institutional Class)∞	1,567,447	13,527,068
GuideStone Value Equity Fund (Institutional Class)∞	1,306,207	23,890,521
GuideStone Growth Equity Fund (Institutional Class)∞	1,253,838	23,308,852
GuideStone Small Cap Equity Fund (Institutional Class)∞	292,524	4,493,167
GuideStone International Equity Fund (Institutional Class)∞	2,043,034	24,373,396
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,201,196	10,354,312
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	597,306	5,321,995
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,293,882	23,237,029
Total Mutual Funds (Cost $490,029,383)		450,685,440
	Shares	Value
MONEY MARKET FUNDS — 0.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $4,196,720)	4,196,720	$ 4,196,720
TOTAL INVESTMENTS — 99.9% (Cost $494,226,103)		454,882,160
Other Assets in Excess of Liabilities — 0.1%		384,464
NET ASSETS — 100.0%		$455,266,624
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	63.4
U.S. Equity Select Funds	18.7
Non-U.S. Equity Select Funds	7.6
Alternative Select Funds	5.1
Impact Select Funds	3.0
Real Assets Select Funds	1.2
Money Market Funds	0.9
99.9

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 4,196,720	$ 4,196,720	$ —	$ —
Mutual Funds	450,685,440	450,685,440	—	—
Total Assets - Investments in Securities	$454,882,160	$454,882,160	$ —	$ —

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.2%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	4,058,437	$ 52,191,494
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	27,786,703	364,283,670
GuideStone Global Bond Fund (Institutional Class)∞	12,208,466	102,429,030
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,419,540	129,039,017
GuideStone Global Impact Fund (Institutional Class)∞	5,705,243	49,236,247
GuideStone Value Equity Fund (Institutional Class)∞	6,825,676	124,841,610
GuideStone Growth Equity Fund (Institutional Class)∞	6,684,022	124,255,978
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,584,800	24,342,525
GuideStone International Equity Fund (Institutional Class)∞	10,702,715	127,683,395
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,364,689	54,863,620
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,876,955	25,633,665
GuideStone Strategic Alternatives Fund (Institutional Class)∞	4,910,487	49,743,230
Total Mutual Funds (Cost $1,406,613,073)		1,228,543,481
	Shares	Value
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $23,387,537)	23,387,537	$ 23,387,537
TOTAL INVESTMENTS — 100.1% (Cost $1,430,000,610)		1,251,931,018
Liabilities in Excess of Other Assets — (0.1)%		(1,155,384)
NET ASSETS — 100.0%		$1,250,775,634
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	41.5
U.S. Equity Select Funds	32.1
Non-U.S. Equity Select Funds	14.6
Alternative Select Funds	4.0
Impact Select Funds	3.9
Real Assets Select Funds	2.1
Money Market Funds	1.9
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 23,387,537	$ 23,387,537	$ —	$ —
Mutual Funds	1,228,543,481	1,228,543,481	—	—
Total Assets - Investments in Securities	$1,251,931,018	$1,251,931,018	$ —	$ —
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	1,378,793	$ 17,731,272
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	9,022,210	118,281,176
GuideStone Global Bond Fund (Institutional Class)∞	3,934,344	33,009,148
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,221,476	43,861,131
GuideStone Global Impact Fund (Institutional Class)∞	4,369,050	37,704,899
GuideStone Value Equity Fund (Institutional Class)∞	9,401,414	171,951,857
GuideStone Growth Equity Fund (Institutional Class)∞	9,329,732	173,439,725
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,196,868	33,743,897
GuideStone International Equity Fund (Institutional Class)∞	14,837,831	177,015,330
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,810,340	75,945,134
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,252,619	28,980,834
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,382,299	24,132,684
Total Mutual Funds (Cost $1,097,874,643)		935,797,087
	Shares	Value
MONEY MARKET FUNDS — 1.8%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $17,062,107)	17,062,107	$ 17,062,107
TOTAL INVESTMENTS — 100.1% (Cost $1,114,936,750)		952,859,194
Liabilities in Excess of Other Assets — (0.1)%		(1,056,583)
NET ASSETS — 100.0%		$951,802,611
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	44.4
Non-U.S. Equity Select Funds	26.6
Fixed Income Select Funds	17.8
Impact Select Funds	4.0
Real Assets Select Funds	3.0
Alternative Select Funds	2.5
Money Market Funds	1.8
100.1

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 17,062,107	$ 17,062,107	$ —	$ —
Mutual Funds	935,797,087	935,797,087	—	—
Total Assets - Investments in Securities	$952,859,194	$952,859,194	$ —	$ —

See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.2%
GuideStone Value Equity Fund (Institutional Class)∞	12,749,128	$233,181,553
GuideStone Growth Equity Fund (Institutional Class)∞	12,702,876	236,146,472
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,020,801	46,399,500
GuideStone International Equity Fund (Institutional Class)∞	20,113,456	239,953,530
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	11,785,181	101,588,256
Total Mutual Funds (Cost $1,026,074,613)		857,269,311
MONEY MARKET FUNDS — 1.8%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞ (Cost $15,983,752)	15,983,752	15,983,752
TOTAL INVESTMENTS — 100.0% (Cost $1,042,058,365)		873,253,063
Liabilities in Excess of Other Assets — (0.0)%		(282,008)
NET ASSETS — 100.0%		$872,971,055
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	59.1
Non-U.S. Equity Select Funds	39.1
Money Market Funds	1.8
100.0

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 15,983,752	$ 15,983,752	$ —	$ —
Mutual Funds	857,269,311	857,269,311	—	—
Total Assets - Investments in Securities	$873,253,063	$873,253,063	$ —	$ —
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$454,882,160	$1,251,931,018	$ 952,859,194	$ 873,253,063
Total investments, at value(1)	454,882,160	1,251,931,018	952,859,194	873,253,063
Receivables:
Dividends from affiliated funds	6,492	19,648	17,386	14,340
Investment securities sold	670,000	—	—	—
Fund shares sold	180,039	379,534	769,243	281,746
Prepaid expenses and other assets	11,656	11,816	14,634	13,086
Total Assets	455,750,347	1,252,342,016	953,660,457	873,562,235
Liabilities
Payables:
Fund shares redeemed	310,637	1,179,048	1,547,971	308,585
Accrued expenses:
Investment advisory fees	39,892	110,582	87,143	76,908
Shareholder servicing fees	74,990	202,015	153,341	141,558
Trustee fees	4,039	6,654	5,097	4,418
Other expenses	54,165	68,083	64,294	59,711
Total Liabilities	483,723	1,566,382	1,857,846	591,180
Net Assets	$455,266,624	$1,250,775,634	$ 951,802,611	$ 872,971,055
Net Assets Consist of:
Paid-in-capital	$482,741,462	$1,380,519,709	$1,056,342,877	$ 964,340,465
Distributable earnings (loss)	(27,474,838)	(129,744,075)	(104,540,266)	(91,369,410)
Net Assets	$455,266,624	$1,250,775,634	$ 951,802,611	$ 872,971,055
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 98,441,013	$ 287,889,191	$ 229,928,128	$ 207,594,508
Institutional shares outstanding	9,136,909	26,247,199	20,556,796	19,034,183
Net asset value, offering and redemption price per Institutional share	$ 10.77	$ 10.97	$ 11.19	$ 10.91
Net assets applicable to the Investor Class	$356,825,611	$ 962,886,443	$ 721,874,483	$ 665,376,547
Investor shares outstanding	33,175,358	87,940,949	64,689,464	61,392,184
Net asset value, offering and redemption price per Investor share	$ 10.76	$ 10.95	$ 11.16	$ 10.84

(1)Investments in securities of affiliated issuers, at cost	494,226,103	1,430,000,610	1,114,936,750	1,042,058,365
Total investments, at cost	$494,226,103	$1,430,000,610	$1,114,936,750	$1,042,058,365

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 1,908,725	$ 5,038,628	$ 3,131,968	$ 2,222,397
Interest	1,113	—	15	—
Total Investment Income	1,909,838	5,038,628	3,131,983	2,222,397
Expenses
Investment advisory fees	262,892	758,124	613,442	533,396
Transfer agent fees:
Institutional shares	1,954	2,034	1,924	1,878
Investor shares	15,188	24,378	18,881	16,867
Custodian fees	12,211	21,797	20,603	15,999
Shareholder servicing fees:
Investor shares	483,367	1,345,734	1,036,769	964,712
Accounting and administration fees	7,576	21,667	17,294	15,002
Professional fees	47,613	49,164	48,326	47,949
Shareholder reporting fees:
Institutional shares	374	432	346	281
Investor shares	8,826	13,112	10,686	8,772
Trustees expenses	4,071	6,705	5,203	4,605
Line of credit facility fees	540	2,552	2,155	1,894
Other expenses	48,828	66,995	62,683	56,209
Total Expenses	893,440	2,312,694	1,838,312	1,667,564
Net Investment Income	1,016,398	2,725,934	1,293,671	554,833
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	7,038,686	29,187,647	18,787,251	15,419,124
Net realized loss on investment securities of affiliated issuers	(3,512,303)	(17,752,880)	(23,890,256)	(19,608,742)
Net realized loss on futures transactions	(346,062)	(2,551,871)	(4,069,455)	(2,167,023)
Net realized gain (loss)	3,180,321	8,882,896	(9,172,460)	(6,356,641)
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(61,958,471)	(277,795,987)	(256,140,187)	(256,977,354)
Change in unrealized appreciation (depreciation) on futures	(22,868)	(344,236)	(469,788)	(438,903)
Net change in unrealized appreciation (depreciation)	(61,981,339)	(278,140,223)	(256,609,975)	(257,416,257)
Net Realized and Unrealized Loss	(58,801,018)	(269,257,327)	(265,782,435)	(263,772,898)
Net Decrease in Net Assets Resulting from Operations	$(57,784,620)	$(266,531,393)	$(264,488,764)	$(263,218,065)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21	06/30/22	12/31/21
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 1,016,398	$ 4,092,381	$ 2,725,934	$ 15,806,479
Net realized gain (loss) on investment securities and futures transactions	3,180,321	23,506,834	8,882,896	119,905,737
Net change in unrealized appreciation (depreciation) on investment securities and futures	(61,981,339)	(5,971,898)	(278,140,223)	(21,081,651)
Net increase (decrease) in net assets resulting from operations	(57,784,620)	21,627,317	(266,531,393)	114,630,565
Distributions to Shareholders:
Institutional shares	—	(5,541,335)	—	(27,359,647)
Investor shares	—	(15,001,787)	—	(66,938,989)
Total distributions	—	(20,543,122)	—	(94,298,636)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	22,850,705	21,965,761	35,792,914	41,748,442
Investor shares	19,642,137	54,732,442	15,536,582	49,371,634
Reinvestment of dividends and distributions
Institutional shares	—	5,516,854	—	27,265,118
Investor shares	—	14,960,820	—	66,890,632
Total proceeds from shares sold and reinvested	42,492,842	97,175,877	51,329,496	185,275,826
Value of shares redeemed
Institutional shares	(55,484,478)	(16,821,639)	(151,125,358)	(42,703,474)
Investor shares	(43,963,791)	(62,286,281)	(94,769,953)	(120,774,383)
Total value of shares redeemed	(99,448,269)	(79,107,920)	(245,895,311)	(163,477,857)
Net increase (decrease) from capital share transactions(1)	(56,955,427)	18,067,957	(194,565,815)	21,797,969
Total increase (decrease) in net assets	(114,740,047)	19,152,152	(461,097,208)	42,129,898
Net Assets:
Beginning of Period	570,006,671	550,854,519	1,711,872,842	1,669,742,944
End of Period	$ 455,266,624	$570,006,671	$1,250,775,634	$1,711,872,842

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/22	12/31/21	06/30/22	12/31/21
(Unaudited)		(Unaudited)

$ 1,293,671	$ 10,913,518	$ 554,833	$ 7,444,729
(9,172,460)	133,361,259	(6,356,641)	152,243,823
(256,609,975)	7,009,108	(257,416,257)	6,659,818
(264,488,764)	151,283,885	(263,218,065)	166,348,370

—	(29,681,445)	—	(24,946,452)
—	(63,097,520)	—	(66,098,585)
—	(92,778,965)	—	(91,045,037)

31,480,345	24,402,267	18,110,974	22,637,067
10,788,553	35,000,220	7,711,680	24,902,131

—	29,656,423	—	24,928,211
—	63,050,192	—	66,089,225
42,268,898	152,109,102	25,822,654	138,556,634

(155,904,864)	(35,615,928)	(69,206,838)	(25,412,801)
(79,301,733)	(90,074,062)	(56,589,611)	(93,175,612)
(235,206,597)	(125,689,990)	(125,796,449)	(118,588,413)
(192,937,699)	26,419,112	(99,973,795)	19,968,221
(457,426,463)	84,924,032	(363,191,860)	95,271,554

1,409,229,074	1,324,305,042	1,236,162,915	1,140,891,361
$ 951,802,611	$1,409,229,074	$ 872,971,055	$1,236,162,915
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2022(3)	$11.99	$0.03	$(1.25)	$(1.22)	$ —	$ —	$ —	$10.77	(10.17)%	$ 98,441	0.15%	0.15%	0.53%	8%
2021	11.97	0.11	0.38	0.49	(0.22)	(0.25)	(0.47)	11.99	4.07	146,436	0.15	0.15	0.92	6
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
Investor Class
2022(3)	$11.99	$0.02	$(1.25)	$(1.23)	$ —	$ —	$ —	$10.76	(10.26)%	$ 356,826	0.41%	0.41%	0.34%	8%
2021	11.97	0.08	0.38	0.46	(0.19)	(0.25)	(0.44)	11.99	3.81	423,571	0.40	0.40	0.65	6
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19

Balanced Allocation Fund
Institutional Class
2022(3)	$13.03	$0.03	$(2.09)	$(2.06)	$ —	$ —	$ —	$10.97	(15.81)%	$ 287,890	0.12%	0.12%	0.48%	8%
2021	12.88	0.15	0.77	0.92	(0.34)	(0.43)	(0.77)	13.03	7.17	481,118	0.12	0.12	1.12	19
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
Investor Class
2022(3)	$13.02	$0.02	$(2.09)	$(2.07)	$ —	$ —	$ —	$10.95	(15.90)%	$ 962,886	0.38%	0.38%	0.31%	8%
2021	12.87	0.11	0.78	0.89	(0.31)	(0.43)	(0.74)	13.02	6.92	1,230,755	0.37	0.37	0.85	19
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.61%, 0.70% and 0.76%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2022(3)	$13.83	$0.02	$(2.66)	$(2.64)	$ —	$ —	$ —	$11.19	(19.09)%	$229,928	0.13%	0.13%	0.29%	8%
2021	13.25	0.14	1.42	1.56	(0.40)	(0.58)	(0.98)	13.83	11.82	440,338	0.12	0.12	0.96	17
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
Investor Class
2022(3)	$13.82	$0.01	$(2.67)	$(2.66)	$ —	$ —	$ —	$11.16	(19.25)%	$721,875	0.38%	0.38%	0.17%	8%
2021	13.24	0.10	1.43	1.53	(0.37)	(0.58)	(0.95)	13.82	11.56	968,891	0.38	0.38	0.71	17
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17

Aggressive Allocation Fund
Institutional Class
2022(3)	$13.92	$0.01	$(3.02)	$(3.01)	$ —	$ —	$ —	$10.91	(21.62)%	$207,594	0.13%	0.13%	0.23%	10%
2021	13.06	0.12	1.85	1.97	(0.46)	(0.65)	(1.11)	13.92	15.09	331,642	0.13	0.13	0.81	12
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
Investor Class
2022(3)	$13.86	$ —†	$(3.02)	$(3.02)	$ —	$ —	$ —	$10.84	(21.79)%	$665,377	0.38%	0.38%	0.06%	10%
2021	13.00	0.08	1.85	1.93	(0.42)	(0.65)	(1.07)	13.86	14.89	904,521	0.38	0.38	0.54	12
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.61%, 0.70% and 0.76%, respectively for 2022. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 36.2%
Federal Farm Credit Bank Discount Notes
1.21%, 09/01/22	$ 5,825,000	$ 5,812,861
0.40%, 11/01/22	6,825,000	6,815,673
1.30%, 11/14/22	8,710,000	8,667,224
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.19%), 1.69%, 07/14/22†	4,580,000	4,580,000
(Floating, U.S. Federal Funds + 0.18%), 1.76%, 07/20/22†	16,000,000	15,999,917
0.07%, 08/10/22	22,505,000	22,504,877
(Floating, U.S. SOFR + 0.05%), 1.55%, 09/08/22†	9,530,000	9,530,273
(Floating, U.S. SOFR + 0.06%), 1.56%, 10/21/22†	13,335,000	13,335,000
(Floating, U.S. SOFR + 0.08%), 1.58%, 11/03/22†	7,810,000	7,810,000
(Floating, U.S. SOFR + 0.02%), 1.52%, 11/28/22†	26,670,000	26,669,724
(Floating, U.S. SOFR + 0.03%), 1.53%, 01/12/23†	15,770,000	15,769,574
(Floating, U.S. SOFR + 0.05%), 1.55%, 02/17/23†	7,350,000	7,350,000
(Floating, U.S. SOFR + 0.04%), 1.54%, 03/10/23†	4,560,000	4,560,479
(Floating, U.S. SOFR + 0.02%), 1.52%, 05/16/23†	11,045,000	11,044,766
2.25%, 06/07/23	2,260,000	2,259,827
(Floating, U.S. SOFR + 0.04%), 1.54%, 07/12/23†	1,180,000	1,179,938
(Floating, U.S. SOFR + 0.03%), 1.53%, 07/25/23†	4,655,000	4,654,849
(Floating, U.S. SOFR + 0.05%), 1.55%, 08/22/23†	9,040,000	9,040,000
(Floating, U.S. SOFR + 0.05%), 1.55%, 09/28/23†	6,010,000	6,010,000
(Floating, U.S. SOFR + 0.05%), 1.55%, 10/16/23†	9,935,000	9,935,000
(Floating, U.S. SOFR + 0.06%), 1.56%, 11/22/23†	11,060,000	11,060,000
(Floating, U.S. SOFR + 0.06%), 1.56%, 01/10/24†	1,660,000	1,660,000
(Floating, U.S. SOFR + 0.05%), 1.55%, 02/20/24†	13,140,000	13,140,000
(Floating, U.S. SOFR + 0.05%), 1.55%, 05/09/24†	7,680,000	7,680,000
Federal Home Loan Bank
(Floating, U.S. SOFR + 0.01%), 1.51%, 08/02/22†	37,695,000	37,695,664
(Floating, U.S. SOFR + 0.01%), 1.51%, 08/04/22†	7,570,000	7,570,000
(Floating, U.S. SOFR + 0.00%), 1.50%, 08/19/22†	16,500,000	16,500,000
(Floating, U.S. SOFR + 0.01%), 1.51%, 09/06/22†	9,525,000	9,525,000
(Floating, U.S. SOFR + 0.01%), 1.51%, 10/21/22†	17,945,000	17,945,000
	Par	Value
(Floating, U.S. SOFR + 0.02%), 1.52%, 12/16/22†	$19,240,000	$ 19,240,000
2.08%, 02/13/23	13,300,000	13,300,000
(Floating, U.S. SOFR + 0.02%), 1.52%, 03/02/23†	26,525,000	26,525,000
(Floating, U.S. SOFR + 0.02%), 1.52%, 05/02/23†	2,725,000	2,725,000
Federal Home Loan Bank Discount Notes
0.83%, 07/08/22	46,700,000	46,692,372
0.79%, 07/15/22	11,525,000	11,521,280
1.57%, 08/05/22	13,705,000	13,683,681
1.23%, 08/24/22	77,140,000	76,996,520
1.91%, 09/20/22	36,545,000	36,385,892
1.07%, 10/03/22	6,205,000	6,187,340
Federal Home Loan Mortgage Corporation
0.13%, 07/25/22	6,835,000	6,835,199
(Floating, U.S. SOFR + 0.07%), 1.57%, 11/10/22†	5,065,000	5,065,000
Total Agency Obligations (Cost $581,462,930)		581,462,930
U.S. TREASURY OBLIGATIONS — 15.6%
U.S. Treasury Bills
0.22%, 07/07/22Ω	10,990,000	10,989,597
0.37%, 07/28/22Ω	4,105,000	4,103,830
0.76%, 08/18/22Ω	4,735,000	4,730,139
0.66%, 09/01/22Ω	10,690,000	10,677,665
0.60%, 09/08/22Ω	42,460,000	42,410,520
0.81%, 09/15/22Ω	7,735,000	7,721,610
0.86%, 09/22/22Ω	6,195,000	6,182,574
1.04%, 09/29/22Ω	4,970,000	4,956,954
1.09%, 10/06/22Ω	11,631,400	11,596,612
2.06%, 12/29/22Ω	11,635,000	11,512,571
0.63%, 01/26/23Ω	7,800,000	7,771,471
1.14%, 02/23/23Ω	6,730,000	6,679,270
2.09%, 05/18/23Ω	2,595,000	2,546,408
		131,879,221
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 1.81%, 07/31/22†	19,672,100	19,672,100
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 1.81%, 01/31/23†	17,000,000	17,000,656
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 1.79%, 10/31/23†	8,885,000	8,885,000
		45,557,756
U.S. Treasury Notes
1.63%, 12/15/22	5,000,000	5,006,195
0.13%, 02/28/23	32,780,000	32,373,330
2.63%, 02/28/23	14,230,000	14,352,500
2.50%, 03/31/23	14,560,000	14,611,534

See Notes to Financial Statements.

	Par	Value
0.13%, 04/30/23	$2,100,000	$ 2,065,628
1.75%, 05/15/23	4,010,000	3,994,891
		72,404,078
Total U.S. Treasury Obligations (Cost $249,841,055)		249,841,055

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 1.11%Ø (Cost $465,408)	465,408	465,408

	Par
REPURCHASE AGREEMENTS — 49.0%
Bank of Nova Scotia
1.50% (dated 06/30/2022, due 07/01/22, repurchase price 80,003,333, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 3.250%, due 10/25/22 to 02/15/44, total market value $81,603,428)	$80,000,000	80,000,000
BNP Paribas
1.48% (dated 06/30/2022, due 07/01/22, repurchase price $30,001,233, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 3.000%, due 06/30/24 to 02/15/51, total market value $30,600,000)	30,000,000	30,000,000

1.55% (dated 06/30/2022, due 07/01/22, repurchase price $40,001,722, collateralized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.500%, due 06/30/24 to 10/20/51, total market value $41,020,090)	40,000,000	40,000,000
Citigroup Global Markets, Inc.
1.55% (dated 06/30/2022, due 07/01/22, repurchase price $75,003,229, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.750% to 3.250%, due 03/31/26 to 05/15/42, total market value $,76,510,296)	75,000,000	75,000,000
	Par	Value
Goldman Sachs & Co.
1.55% (dated 06/30/2022, due 07/01/22, repurchase price $107,004,607, collateralized by Government National Mortgage Association, 3.000% to 4.000%, due 07/20/51 to 12/20/51, total market value $109,140,000)	$107,000,000	$107,000,000
Mitsubishi UFJ Securities USA, Inc.
1.52% (dated 06/30/2022, due 07/01/22, repurchase price $48,002,027, collateralized by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks, 2.000% to 5.000%, due 12/30/24 to 06/20/52, total market value $48,960,000)	48,000,000	48,000,000
Mizuho Securities USA, Inc.
1.55% Mizuho Securities USA, Inc. (dated 06/30/2022, due 07/01/22, repurchase price $80,003,444, collateralized by U.S. Treasury Notes, 2.750%, due 05/31/29, total market value $81,600,085)	80,000,000	80,000,000
Morgan Stanley
1.55% (dated 06/30/2022, due 07/01/22, repurchase price $137,005,899, collateralized by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, 1.500% to 6.500%, due 04/01/23 to 07/01/52, total market value $141,110,000)	137,000,000	137,000,000
Natixis S.A.
1.48% (dated 06/30/2022, due 07/01/22, repurchase price $110,004,522, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.250% to 3.000%, due 02/15/23 to 05/15/47, total market value $112,200,037)	110,000,000	110,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
TD Securities USA LLC
1.55% (dated 06/30/2022, due 07/01/22, repurchase price $80,003,444, collateralized by Federal Home Loan Mortgage Corporation, 3.000% to 4.500%, due 02/01/33 to 02/01/52, total market value $82,400,000)	$80,000,000	$ 80,000,000
Total Repurchase Agreements (Cost $787,000,000)		787,000,000
TOTAL INVESTMENTS —100.8% (Cost $1,618,769,393)		1,618,769,393
Liabilities in Excess of Other Assets — (0.8)%		(13,632,561)
NET ASSETS — 100.0%		$1,605,136,832
PORTFOLIO SUMMARY (based on net assets)
%
Repurchase Agreements	49.0
Agency Obligations	36.2
U.S. Treasury Obligations	15.6
Money Market Funds	—**
100.8
**Rounds to less than 0.05%

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 581,462,930	$ —	$ 581,462,930	$ —
Money Market Funds	465,408	465,408	—	—
Repurchase Agreements	787,000,000	—	787,000,000	—
U.S. Treasury Obligations	249,841,055	—	249,841,055	—
Total Assets - Investments in Securities	$1,618,769,393	$465,408	$1,618,303,985	$ —

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 2.5%
Federal Home Loan Bank
0.90%, 02/26/27	$3,300,000	$ 2,962,493
0.92%, 02/26/27	3,300,000	2,964,648
Federal Home Loan Mortgage Corporation
0.80%, 10/27/26	3,000,000	2,714,140
0.80%, 10/28/26	4,000,000	3,602,239
Federal National Mortgage Association
0.70%, 07/30/25	6,000,000	5,568,925
0.88%, 12/18/26	8,700,000	7,827,926
Total Agency Obligations (Cost $28,297,575)		25,640,371
ASSET-BACKED SECURITIES — 16.3%
ACRES Commercial Realty, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 2.92%, 01/15/37 144A †	240,000	235,338
AGL CLO 20, Ltd., Series 2022-20A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 0.00%, 07/20/35 144A †	250,000	250,000
AIMCO CLO, Series 2017-AA, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 2.11%, 04/20/34 144A †	1,000,000	960,381
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	233,742	233,530
American Express Credit Account Master Trust, Series 2022-2, Class A
3.39%, 05/15/27	3,081,000	3,077,527
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	180,000	176,189
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3
4.38%, 04/18/28	3,250,000	3,281,444
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.05%), 2.23%, 07/24/29 144A †	1,992,814	1,972,079
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 3.44%, 01/28/31 144A †	450,000	431,503
	Par	Value
Apidos CLO XII, Series 2013-12A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%), 2.12%, 04/15/31 144A †	$2,100,000	$2,061,440
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 2.56%, 04/20/31 144A †	250,000	237,735
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.42%, 05/15/36 144A †	500,000	487,767
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 2.67%, 11/15/36 144A †	580,000	565,296
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class A
(Floating, CME Term SOFR 1M + 1.85%, 1.85% Floor), 3.13%, 05/15/37 144A †	220,000	215,888
Ares LVI CLO, Ltd., Series 2020-56A, Class AR
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 2.34%, 10/25/34 144A †	250,000	241,876
BA Credit Card Trust, Series 2022-A1, Class A1
3.53%, 11/15/27	1,613,000	1,617,314
Bain Capital Credit CLO, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.96%), 2.14%, 04/23/31 144A †	330,000	323,043
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 1.86%, 01/20/28 144A †	904,333	892,262
BDS, Ltd., Series 2020-FL5, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 2.77%, 02/16/37 144A †	434,873	424,954
BDS, Ltd., Series 2021-FL10, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 2.96%, 12/16/36 144A †	585,000	562,286
BDS, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 2.68%, 06/16/36 144A †	1,450,000	1,394,737

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.62%, 08/25/37†	$ 31,585	$ 31,522
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor, 11.00% Cap), 2.52%, 12/25/42†	6,502	6,517
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 2.49%, 07/15/29 144A †	300,000	292,028
BHG Securitization Trust, Series 2022-B, Class A
3.75%, 06/18/35 144A	112,000	111,531
BMW Canada Auto Trust, Series 2021-1A, Class A2
0.50%, 07/20/24(C) 144A	1,500,000	1,143,435
BMW Vehicle Owner Trust, Series 2022-A, Class A3
3.21%, 08/25/26	2,154,000	2,131,309
BRSP, Ltd., Series 2021-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.76%, 08/19/38 144A †	2,600,000	2,529,493
BSPRT Issuer, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.32%, 1.32% Floor), 2.64%, 12/15/38 144A †	290,000	278,117
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A
3.49%, 05/15/27	2,148,000	2,151,414
CarMax Auto Owner Trust, Series 2022-2, Class A3
3.49%, 02/16/27	1,138,000	1,132,554
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	313,431	297,082
CARS-DB5 LP, Series 2021-1A, Class A1
1.44%, 08/15/51 144A	1,956,723	1,727,841
Carvana Auto Receivables Trust, Series 2022-P2, Class A3
4.13%, 04/12/27	2,350,000	2,336,418
CCG Receivables Trust, Series 2022-1, Class A2
3.91%, 07/16/29 144A	3,450,000	3,431,006
Cedar Funding VI CLO, Ltd., Series 2016-6A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 2.11%, 04/20/34 144A †	550,000	527,959
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	240,034
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	230,033
	Par	Value
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	$370,000	$370,047
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/15/32 144A	100,000	96,574
CIFC Funding, Ltd., Series 2012-2RA, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%), 1.86%, 01/20/28 144A †	164,537	162,711
CIFC Funding, Ltd., Series 2018-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 2.14%, 07/18/31 144A †	500,000	489,580
CIFC Funding, Ltd., Series 2021-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 2.18%, 07/15/34 144A †	250,000	241,049
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor), 2.87%, 08/20/35 144A †	952,202	937,530
College Ave Student Loans LLC, Series 2021-B, Class A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 1.81%, 06/25/52 144A †	220,947	213,388
College Ave Student Loans LLC, Series 2021-C, Class B
2.72%, 07/26/55 144A	100,000	88,854
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	140,931	140,774
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A
2.01%, 02/15/29 144A	617,796	615,739
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A
1.37%, 07/16/29 144A	300,000	295,586
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	800,000	766,246
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class A
4.60%, 06/15/32 144A	620,000	617,421
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.20% on 04/25/36), 6.22%, 09/25/36 STEP	244,377	90,233
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 2.16%, 12/25/34†	663,185	630,015
DataBank Issuer, Series 2021-1A, Class A2
2.06%, 02/27/51 144A	650,000	588,976

See Notes to Financial Statements.

	Par	Value
DataBank Issuer, Series 2021-2A, Class A2
2.40%, 10/25/51 144A	$1,200,000	$1,071,358
Dewolf Park CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.90% Floor), 1.96%, 10/15/30 144A †	2,950,000	2,891,822
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,420,396
Diamond Issuer, Series 2021-1A, Class A
2.31%, 11/20/51 144A	1,750,000	1,541,575
Discover Card Execution Note Trust, Series 2022-A2, Class A
3.32%, 05/15/27	670,000	667,962
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	478,493	477,915
Drive Auto Receivables Trust, Series 2020-2, Class B
1.42%, 03/17/25	90,395	90,348
Drive Auto Receivables Trust, Series 2021-1, Class B
0.65%, 07/15/25	1,650,000	1,642,773
Drive Auto Receivables Trust, Series 2021-3, Class B
1.11%, 05/15/26	1,350,000	1,295,606
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 2.06%, 04/15/29 144A †	235,554	231,978
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 2.10%, 04/20/34 144A †	1,000,000	957,177
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.94%, 04/15/29 144A †	918,868	906,812
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	198,910	191,204
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	74,203	65,978
ELFI Graduate Loan Program LLC, Series 2021-A, Class A
1.53%, 12/26/46 144A	3,846,064	3,494,608
ELFI Graduate Loan Program LLC, Series 2022-A, Class A
4.51%, 08/26/47 144A	450,000	448,899
Elmwood CLO II, Ltd., Series 2019-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.21%, 04/20/34 144A †	1,700,000	1,644,973
	Par	Value
Enterprise Fleet Financing LLC, Series 2022-1, Class A2
3.03%, 01/20/28 144A	$ 925,000	$ 909,079
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	336,377
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 1.88%, 08/25/31†	159,512	156,424
FirstKey Homes Trust, Series 2020-SFR2, Class A
1.27%, 10/19/37 144A	2,482,321	2,288,301
Flexential Issuer, Series 2021-1A, Class A2
3.25%, 11/27/51 144A	1,250,000	1,145,587
Ford Auto Securitization Trust, Series 2020-AA, Class A2
0.89%, 08/15/24(C) 144A	1,628,970	1,251,992
FS Rialto Issuer LLC, Series 2022-FL4, Class A
(Floating, U.S. 30-Day Average SOFR + 1.90%, 1.90% Floor), 2.69%, 01/19/39 144A †	375,000	368,167
FS RIALTO, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.22%, 1.22% Floor), 2.73%, 05/16/38 144A †	270,000	264,619
FS Rialto, Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 2.76%, 11/16/36 144A †	515,000	492,608
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	383,250
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	294,260
GMF Canada Leasing Trust, Series 2020-1A, Class A2
0.91%, 07/20/23(C) 144A	49,939	38,786
GMF Canada Leasing Trust, Series 2020-1A, Class A3
1.05%, 11/20/25(C) 144A	1,690,000	1,306,638
GMF Canada Leasing Trust, Series 2021-1A, Class A2
0.64%, 03/20/24(C) 144A	1,426,001	1,099,606
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A
2.90%, 04/15/26 144A	2,000,000	1,971,635
Goldentree Loan Management U.S. CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 2.08%, 04/20/34 144A †	348,000	332,605
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A
1.93%, 07/20/48 144A	$ 193,151	$ 164,979
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class A
2.70%, 01/20/49 144A	118,806	106,598
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	67,891	66,237
GPMT, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 2.99%, 12/15/36 144A †	500,000	484,498
GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class A3
0.34%, 08/15/24 144A	1,100,000	1,064,635
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 2.50%, 09/15/37 144A †	1,770,000	1,750,062
Gulf Stream Meridian 4, Ltd., Series 2021-4A, Class A1
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 2.24%, 07/15/34 144A †	900,000	873,239
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	215,641	215,126
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,591,852
ITE Rail Fund Levered LP, Series 2021-3, Class A
2.21%, 06/28/51 144A	1,524,681	1,368,009
Kubota Credit Owner Trust, Series 2020-2A, Class A3
0.59%, 10/15/24 144A	1,469,854	1,441,160
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 2.52%, 12/13/38 144A †	1,600,000	1,568,720
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 2.10%, 10/20/27 144A †	483,239	479,253
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	342,889
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	280,000	243,405
	Par	Value
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 2.45%, 05/15/28 144A †	$ 36,594	$ 36,524
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 2.62%, 07/15/36 144A †	2,490,000	2,431,878
LoanCore Issuer, Ltd., Series 2021-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 2.62%, 11/15/38 144A †	300,000	288,521
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 2.94%, 04/19/30 144A †	400,000	387,231
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 2.64%, 01/22/28 144A †	600,000	583,135
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.00%), 2.10%, 07/21/30 144A †	4,300,000	4,230,383
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 1.84%, 01/15/28 144A †	2,730,929	2,693,588
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 2.02%, 04/15/31 144A †	530,000	521,043
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	305,664
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	140,000	134,538
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	97,419
MBarc Credit Canada, Inc., Series 2021-AA, Class A2
0.63%, 05/15/24(C) 144A	1,700,000	1,298,673
MMAF Equipment Finance LLC, Series 2020-BA, Class A3
0.49%, 08/14/25 144A	1,360,000	1,303,284
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	218,688	197,329

See Notes to Financial Statements.

	Par	Value
Navient Private Education Loan Trust, Series 2020-IA, Class A1B
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.32%, 04/15/69 144A †	$1,643,168	$1,618,659
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	190,633	186,182
Navient Private Education Refinancing Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 2.24%, 05/15/68 144A †	361,419	358,940
Navient Private Education Refinancing Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	519,605	493,048
Navient Private Education Refinancing Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 2.22%, 11/15/68 144A †	86,601	85,234
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	731,874	691,845
Navient Private Education Refinancing Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	331,523	316,635
Navient Private Education Refinancing Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	1,132,438	1,056,206
Navient Private Education Refinancing Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	466,913	427,723
Navient Private Education Refinancing Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	1,306,928	1,205,146
Navient Private Education Refinancing Loan Trust, Series 2021-DA, Class A
(Floating, Prime Rate U.S. - 1.99%), 2.01%, 04/15/60 144A †	475,402	453,878
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class A
1.11%, 02/18/70 144A	1,445,592	1,267,635
Navient Private Education Refinancing Loan Trust, Series 2022-A, Class A
2.23%, 07/15/70 144A	1,667,223	1,554,400
Navient Private Education Refinancing Loan Trust, Series 2022-BA, Class A
4.16%, 10/15/70 144A	1,311,000	1,302,101
	Par	Value
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 2.37%, 03/25/66 144A †	$ 341,459	$ 341,225
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 2.67%, 12/27/66 144A †	817,071	807,093
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.42%, 07/26/66 144A †	803,170	778,391
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	49,836	49,702
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	271,844	263,176
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 2.42%, 09/25/65 144A †	728,086	717,879
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	685,083	633,584
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	642,522	596,144
Nelnet Student Loan Trust, Series 2021-CA, Class AFL
(Floating, ICE LIBOR USD 1M + 0.74%), 2.34%, 04/20/62 144A †	521,674	509,455
Nelnet Student Loan Trust, Series 2021-DA, Class AFX
1.63%, 04/20/62 144A	559,394	521,557
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 2.08%, 04/15/34 144A †	1,145,000	1,097,780
Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.92% Floor), 1.96%, 10/18/30 144A †	680,000	666,198
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 2.62%, 02/15/36 144A †	62,013	61,910
OCP CLO, Ltd., Series 2017-13A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.55%, 1.55% Floor), 2.59%, 07/15/30 144A †	900,000	855,950
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
OCP CLO, Ltd., Series 2020-19A, Class BR
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 2.76%, 10/20/34 144A †	$ 250,000	$ 234,504
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 2.01%, 04/15/31 144A †	500,000	488,018
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.25%, 04/21/34 144A †	750,000	729,366
OHA Credit Funding 4, Ltd., Series 2019-4A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.29%, 10/22/36 144A †	750,000	724,134
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A1
4.65%, 03/14/29 144A	2,450,000	2,463,650
OneMain Financial Issuance Trust, Series 2022-S1, Class A
4.13%, 05/14/35 144A	566,000	558,202
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 2.39%, 10/22/30 144A †	981,168	969,224
Palmer Square CLO, Ltd., Series 2013-2A, Class A1A3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 2.04%, 10/17/31 144A †	250,000	244,193
Palmer Square CLO, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 2.07%, 04/18/31 144A †	1,550,000	1,518,981
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 2.28%, 02/20/28 144A †	404,483	400,759
PFS Financing Corporation, Series 2020-F, Class A
0.93%, 08/15/24 144A	684,000	682,685
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	330,000	313,564
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	230,000	215,571
PFS Financing Corporation, Series 2022-C, Class A
3.89%, 05/15/27 144A	1,005,000	995,068
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	548,564	516,253
	Par	Value
Prodigy Finance CM DAC, Series 2021-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%), 2.87%, 07/25/51 144A †	$ 150,160	$ 147,634
Progress Residential Trust, Series 2021-SFR10, Class A
2.39%, 12/17/40 144A	152,000	133,649
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	104,522
Regional Management Issuance Trust, Series 2021-2, Class A
1.90%, 08/15/33 144A	221,000	190,730
Regional Management Issuance Trust, Series 2022-1, Class B
3.71%, 03/15/32 144A	100,000	93,592
Santander Bank NA, Series 2021-1A, Class B
1.83%, 12/15/31 144A	439,145	426,927
Santander Drive Auto Receivables Trust, Series 2020-2, Class C
1.46%, 09/15/25	363,816	362,707
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3
2.98%, 10/15/26	1,500,000	1,479,523
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3
3.40%, 12/15/26	1,300,000	1,292,001
Signal Peak CLO 12, Ltd., Series 2022-12A, Class A1
3.66%, 07/18/34 144A	350,000	349,717
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 2.29%, 04/25/31 144A †	400,000	392,663
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 2.23%, 06/15/33†	230,894	224,901
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 2.07%, 12/16/41†	183,599	177,179
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 2.82%, 05/15/31 144A †	331,496	330,636
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 2.04%, 01/15/37 144A †	345,204	338,236
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	778,823	743,925

See Notes to Financial Statements.

	Par	Value
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 2.15%, 09/15/37 144A †	$ 77,882	$ 76,226
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 2.47%, 09/15/54 144A †	2,200,843	2,152,842
SMB Private Education Loan Trust, Series 2021-A, Class APL
0.00%, 01/15/53 144A	714,808	693,715
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	160,000	145,862
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	501,992	466,082
SMB Private Education Loan Trust, Series 2022-A, Class APT
2.85%, 11/16/54 144A	945,951	876,454
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	5,160	5,158
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	21,245	21,072
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	308,373	302,574
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	97,112	95,021
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	97,796	96,395
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	383,177	367,532
SoFi Professional Loan Program Trust, Series 2021-B, Class AFX
1.14%, 02/15/47 144A	1,697,128	1,531,328
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	254,818	251,262
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,440,326
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 2.56%, 04/25/35†	96,899	95,590
STWD, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 2.53%, 07/15/38 144A †	1,085,359	1,078,812
	Par	Value
TCI-Symphony CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 1.97%, 07/15/30 144A †	$3,100,000	$3,048,053
TICP CLO VI, Ltd., Series 2016-6A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 2.16%, 01/15/34 144A †	1,000,000	970,038
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	266,259	263,223
Toyota Auto Receivables Owner Trust, Series 2022-B, Class A3
2.93%, 09/15/26	1,457,000	1,439,085
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	64,883	64,835
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 2.17%, 04/25/32 144A †	550,000	537,126
Trinitas CLO XVIII, Ltd., Series 2021-18A, Class A1
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 2.23%, 01/20/35 144A †	250,000	239,929
TRP - TRIP Rail Master Funding LLC, Series 2021-2, Class A
2.15%, 06/19/51 144A	1,688,102	1,515,153
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 2.74%, 10/15/34 144A †	870,045	866,564
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	199,008	195,883
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26	37,350	35,524
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 1.92%, 04/15/27 144A †	262,629	259,207
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	228,875	228,208
Voya CLO, Ltd., Series 2018-4A, Class BR
(Floating, ICE LIBOR USD 3M + 1.65%, 1.65% Floor), 2.69%, 01/15/32 144A †	250,000	245,190
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	620,000	618,557
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Westlake Automobile Receivables Trust, Series 2020-2A, Class B
1.32%, 07/15/25 144A	$ 717,625	$ 716,414
Westlake Automobile Receivables Trust, Series 2022-1A, Class A3
2.42%, 07/15/25 144A	1,750,000	1,708,438
Westlake Automobile Receivables Trust, Series 2022-2A, Class A3
3.75%, 04/15/26 144A	3,550,000	3,534,073
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,044,750	933,016
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A3
3.21%, 02/18/25	2,300,000	2,289,003
Total Asset-Backed Securities (Cost $174,528,583)		168,700,955
COMMERCIAL PAPER — 1.5%
CenterPoint Energy, Inc.
1.50%, 07/13/22Ω	3,600,000	3,598,140
Duke Energy Corporation
1.88%, 07/26/22Ω	3,600,000	3,595,125
Fiserv, Inc.
1.82%, 07/12/22Ω	3,600,000	3,597,855
HSBC U.S.A., Inc.
3.84%, 06/14/23Ω	1,160,000	1,117,705
TransCanada PipeLines, Ltd.
1.45%, 07/25/22Ω	3,600,000	3,594,995
Total Commercial Paper (Cost $15,504,349)		15,503,820
CORPORATE BONDS — 20.0%
7-Eleven, Inc.
0.95%, 02/10/26 144A Δ	1,600,000	1,414,312
AES Corporation (The)
1.38%, 01/15/26	1,700,000	1,501,290
Air Lease Corporation
2.63%, 07/01/22	150,000	150,000
2.25%, 01/15/23	1,355,000	1,341,531
2.75%, 01/15/23	175,000	173,792
0.80%, 08/18/24	490,000	449,064
1.88%, 08/15/26	200,000	173,159
Albertsons Cos., Inc.
7.50%, 03/15/26 144A	485,000	483,300
Alexander Funding Trust
1.84%, 11/15/23 144A	1,355,000	1,297,986
Ally Financial, Inc.
1.45%, 10/02/23	2,135,000	2,065,117
3.88%, 05/21/24	400,000	396,757
Ameren Corporation
2.50%, 09/15/24	610,000	591,758
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	173,210
2.03%, 03/15/24	360,000	348,494
American International Group, Inc.
1.88%, 06/21/27(E)	100,000	99,285
American Tower Corporation REIT
0.60%, 01/15/24Δ	1,300,000	1,235,057
	Par	Value
2.40%, 03/15/25	$ 215,000	$ 203,389
1.60%, 04/15/26Δ	570,000	510,162
1.45%, 09/15/26	600,000	525,243
0.45%, 01/15/27(E)	205,000	187,396
0.40%, 02/15/27(E)	300,000	271,231
Aon Corporation
2.85%, 05/28/27	290,000	272,240
AT&T, Inc.
(Floating, Australian BBSW 3M + 1.25%), 3.11%, 09/19/23(A) †	1,620,000	1,123,433
Aviation Capital Group LLC
4.38%, 01/30/24 144A	1,000,000	982,749
1.95%, 01/30/26 144A	285,000	248,231
1.95%, 09/20/26 144A	345,000	293,435
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	330,000	329,001
(Variable, CAD Offered Rate 3M + 0.82%), 3.30%, 04/24/24(C) ^	2,000,000	1,544,228
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	1,850,000	1,764,370
(Variable, U.S. SOFR + 0.67%), 1.84%, 02/04/25^	1,635,000	1,577,334
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25^	1,555,000	1,463,944
(Variable, U.S. SOFR + 1.11%), 3.84%, 04/25/25Δ ^	1,765,000	1,757,633
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25^	1,860,000	1,732,688
(Variable, U.S. SOFR + 1.33%), 3.38%, 04/02/26^	480,000	465,900
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	429,000	390,539
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	500,000	448,949
Bank of New York Mellon Corporation (The)
(Variable, U.S. SOFR + 0.57%), 3.43%, 06/13/25Δ ^	335,000	332,542
Becton Dickinson Euro Finance S.a.r.l.
1.21%, 06/04/26(E)	120,000	118,266
Becton, Dickinson and Co.
0.03%, 08/13/25(E)	100,000	97,130
Berry Global, Inc.
0.95%, 02/15/24	1,035,000	980,973
1.57%, 01/15/26	1,600,000	1,429,343
Blackstone Private Credit Fund
3.25%, 03/15/27 144A	700,000	594,455
4.00%, 01/15/29 144A	320,000	262,540
Blackstone Secured Lending Fund
3.65%, 07/14/23	985,000	965,672
Boeing Co. (The)
4.51%, 05/01/23	3,000,000	3,008,246
1.43%, 02/04/24	1,970,000	1,883,396
2.20%, 02/04/26	200,000	180,586
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	158,169

See Notes to Financial Statements.

	Par	Value
Brighthouse Financial Global Funding
1.00%, 04/12/24 144A	$ 330,000	$ 311,764
1.75%, 01/13/25 144A	1,330,000	1,237,857
Broadcom Corporation
3.88%, 01/15/27	100,000	96,309
Broadcom, Inc.
3.15%, 11/15/25	1,075,000	1,036,531
Brunswick Corporation
0.85%, 08/18/24Δ	1,045,000	966,547
Calpine Corporation
5.25%, 06/01/26 144A Δ	67,000	63,772
Cantor Fitzgerald LP
4.88%, 05/01/24 144A	1,800,000	1,809,032
Capital One Financial Corporation
(Variable, U.S. SOFR + 2.06%), 4.93%, 05/10/28Δ ^	1,015,000	1,006,065
Carnival Corporation
4.00%, 08/01/28 144A Δ	375,000	308,827
CCO Holdings LLC
5.13%, 05/01/27 144A	750,000	710,242
CDK Global, Inc.
4.88%, 06/01/27	125,000	122,162
CDW LLC
5.50%, 12/01/24	275,000	276,485
CenterPoint Energy Resources Corporation
0.70%, 03/02/23	400,000	391,821
(Floating, ICE LIBOR USD 3M + 0.50%), 2.11%, 03/02/23†	172,000	171,544
Charles Schwab Corporation (The)
2.45%, 03/03/27	300,000	280,019
Charter Communications Operating LLC
4.50%, 02/01/24	2,700,000	2,718,155
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	645,758
Cheniere Energy, Inc.
4.63%, 10/15/28	425,000	384,109
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 1.02%), 2.60%, 06/01/24†	1,000,000	993,664
(Variable, U.S. SOFR + 1.53%), 3.29%, 03/17/26^	1,325,000	1,282,582
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	525,000	504,631
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	1,365,000	1,209,179
Citrix Systems, Inc.
1.25%, 03/01/26	600,000	581,250
CommonSpirit Health
1.55%, 10/01/25	800,000	738,813
ConocoPhillips Co.
2.40%, 03/07/25	1,300,000	1,255,787
Corebridge Financial, Inc.
3.50%, 04/04/25 144A	2,000,000	1,945,141
3.65%, 04/05/27 144A	600,000	564,554
Crown Americas LLC
4.75%, 02/01/26	150,000	143,027
	Par	Value
Crown Castle International Corporation REIT
1.35%, 07/15/25	$ 335,000	$ 306,562
CrownRock LP
5.63%, 10/15/25 144A	500,000	471,355
CVS Health Corporation
1.30%, 08/21/27	500,000	431,211
Daimler Finance North America LLC
2.55%, 08/15/22 144A Δ	1,000,000	1,000,298
0.75%, 03/01/24 144A	1,790,000	1,701,912
Daimler Trucks Finance North America LLC
1.13%, 12/14/23 144A	1,640,000	1,575,445
1.63%, 12/13/24 144A	590,000	555,225
2.00%, 12/14/26 144A	150,000	134,902
Dell International LLC
5.45%, 06/15/23	316,000	319,291
Devon Energy Corporation
5.25%, 09/15/24	915,000	934,119
Discover Bank
3.35%, 02/06/23	1,590,000	1,590,437
Endeavor Energy Resources LP
6.63%, 07/15/25 144A	400,000	402,538
Energy Transfer LP
3.60%, 02/01/23	105,000	104,726
4.25%, 03/15/23	1,880,000	1,879,553
2.90%, 05/15/25	260,000	247,391
EnLink Midstream Partners LP
4.15%, 06/01/25	275,000	256,520
EQM Midstream Partners LP
6.50%, 07/01/27 144A	330,000	307,422
5.50%, 07/15/28	220,000	190,356
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	945,686
1.45%, 05/15/26	570,000	506,713
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,425,253
Evergy, Inc.
2.45%, 09/15/24	1,020,000	981,577
Eversource Energy
2.90%, 03/01/27	400,000	375,863
Exelon Corporation
2.75%, 03/15/27 144A	150,000	140,346
F&G Global Funding
0.90%, 09/20/24 144A	1,860,000	1,726,256
Fidelity National Information Services, Inc.
0.13%, 12/03/22(E)	300,000	314,185
0.60%, 03/01/24	445,000	421,468
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	440,000	424,245
FirstEnergy Corporation
4.40%, 07/15/27	235,000	222,090
Fiserv, Inc.
3.20%, 07/01/26	395,000	374,767
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ford Motor Credit Co. LLC
3.55%, 10/07/22	$ 200,000	$ 199,342
3.37%, 11/17/23	750,000	732,000
5.58%, 03/18/24	300,000	299,064
2.30%, 02/10/25	1,300,000	1,170,123
5.13%, 06/16/25	640,000	612,506
FS KKR Capital Corporation
4.25%, 02/14/25 144A	880,000	830,440
GA Global Funding Trust
1.63%, 01/15/26 144A	400,000	362,861
Gartner, Inc.
4.50%, 07/01/28 144A	350,000	322,000
General Mills, Inc.
0.45%, 01/15/26(E)	100,000	97,506
General Motors Co.
5.40%, 10/02/23	230,000	233,550
General Motors Financial Co., Inc.
(Floating, U.S. SOFR + 1.20%), 2.43%, 11/17/23†	2,014,000	1,985,707
1.05%, 03/08/24	675,000	640,318
3.95%, 04/13/24	925,000	918,759
1.20%, 10/15/24Δ	900,000	837,658
0.85%, 02/26/26(E)	300,000	281,743
1.50%, 06/10/26	500,000	437,093
2.35%, 02/26/27Δ	600,000	528,977
Glencore Funding LLC
4.63%, 04/29/24 144A	1,800,000	1,801,771
Global Payments, Inc.
1.20%, 03/01/26	2,000,000	1,765,220
Goldman Sachs Group, Inc. (The)
1.38%, 07/26/22(E)	220,000	230,723
(Floating, Australian BBSW 3M + 1.20%), 2.20%, 05/16/23(A) †	2,000,000	1,382,605
(Variable, U.S. SOFR + 0.57%), 0.67%, 03/08/24^	1,830,000	1,788,501
(Variable, U.S. SOFR + 0.51%), 0.66%, 09/10/24^	215,000	205,835
(Variable, U.S. SOFR + 0.49%), 0.93%, 10/21/24^	1,900,000	1,818,151
3.50%, 04/01/25	380,000	372,993
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26^	810,000	737,624
(Variable, U.S. SOFR + 1.11%), 2.64%, 02/24/28^	540,000	490,488
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	265,000	250,997
Golub Capital BDC, Inc.
3.38%, 04/15/24	575,000	552,500
Graphic Packaging International LLC
0.82%, 04/15/24 144A	735,000	691,931
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	905,000	882,177
HCA, Inc.
5.00%, 03/15/24	1,400,000	1,407,549
5.38%, 02/01/25	525,000	523,837
5.88%, 02/15/26	295,000	297,078
Healthpeak Properties, Inc. REIT
1.35%, 02/01/27Δ	145,000	127,160
	Par	Value
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 144A	$ 500,000	$ 491,250
Home Depot, Inc. (The)
2.88%, 04/15/27Δ	180,000	174,049
Humana, Inc.
2.90%, 12/15/22	1,700,000	1,700,153
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	510,000	491,998
Hyundai Capital America
1.15%, 11/10/22 144A Δ	3,840,000	3,813,072
1.25%, 09/18/23 144A	900,000	872,534
1.00%, 09/17/24 144A	855,000	794,338
1.65%, 09/17/26 144A	360,000	317,734
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	180,000	181,092
Infor, Inc.
1.45%, 07/15/23 144A	365,000	355,269
Intercontinental Exchange, Inc.
4.00%, 09/15/27	495,000	487,646
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	2,695,000	2,434,317
International Lease Finance Corporation
5.88%, 08/15/22	500,000	500,968
IQVIA, Inc.
5.00%, 05/15/27 144A Δ	200,000	189,737
iStar, Inc. REIT
4.75%, 10/01/24	150,000	141,454
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	374,000	372,818
1.50%, 01/27/25(E)	120,000	123,393
(Variable, U.S. SOFR + 0.42%), 0.56%, 02/16/25^	790,000	744,501
(Variable, U.S. SOFR + 0.98%), 3.85%, 06/14/25^	1,770,000	1,754,258
(Variable, CME Term SOFR 3M + 0.58%), 0.97%, 06/23/25^	1,000,000	935,699
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	290,000	276,456
(Variable, U.S. SOFR + 0.92%), 2.60%, 02/24/26^	1,600,000	1,522,608
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	376,000	352,061
(Variable, U.S. SOFR + 1.32%), 4.08%, 04/26/26Δ ^	1,400,000	1,384,475
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 2.22%, 08/10/22†	400,000	399,312
3.88%, 05/15/27Δ	809,000	783,071
Lehman Brothers Holdings, Inc.
0.47%, 01/18/12ρ #	600,000	2,400
Lennar Corporation
4.50%, 04/30/24	1,000,000	998,398
Level 3 Financing, Inc.
5.25%, 03/15/26	500,000	472,255

See Notes to Financial Statements.

	Par	Value
Live Nation Entertainment, Inc.
6.50%, 05/15/27 144A	$ 125,000	$ 123,189
Lowe's Cos., Inc.
3.35%, 04/01/27Δ	810,000	780,145
Lumen Technologies, Inc.
5.13%, 12/15/26 144A Δ	615,000	518,937
4.00%, 02/15/27 144A	300,000	254,529
Magallanes, Inc.
3.43%, 03/15/24 144A	665,000	652,499
3.64%, 03/15/25 144A	300,000	290,933
3.79%, 03/15/25 144A	600,000	582,170
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	131,696
Matador Resources Co.
5.88%, 09/15/26	500,000	481,570
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	200,002
McDonald’s Corporation
(Floating, Australian BBSW 3M + 1.13%), 2.59%, 03/08/24(A) †	2,000,000	1,385,297
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	255,000	267,027
0.00%, 10/15/25(E)	100,000	97,477
Metropolitan Life Global Funding I
2.80%, 03/21/25 144A	765,000	745,001
Microchip Technology, Inc.
2.67%, 09/01/23	745,000	732,923
0.97%, 02/15/24	1,380,000	1,311,395
4.25%, 09/01/25	250,000	243,761
MMS U.S.A. Holdings, Inc.
0.63%, 06/13/25(E)	100,000	98,779
Morgan Stanley
(Variable, U.S. SOFR + 0.46%), 0.53%, 01/25/24^	280,000	274,554
1.75%, 03/11/24(E) Δ	205,000	213,621
(Variable, U.S. SOFR + 0.62%), 0.73%, 04/05/24^	70,000	68,269
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	955,000	952,082
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	2,015,000	1,906,235
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	761,852
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	484,691
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25^	3,060,000	2,838,321
(Variable, U.S. SOFR + 1.00%), 2.48%, 01/21/28^	515,000	468,571
MUFG Union Bank NA
2.10%, 12/09/22	1,000,000	996,020
Mylan, Inc.
3.13%, 01/15/23 144A	1,700,000	1,690,061
National Grid North America, Inc.
0.41%, 01/20/26(E)	100,000	96,051
	Par	Value
New Fortress Energy, Inc.
6.50%, 09/30/26 144A	$ 710,000	$ 644,394
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/27	412,000	371,909
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	388,111
Nissan Motor Acceptance Co. LLC
(Floating, ICE LIBOR USD 3M + 0.69%), 2.92%, 09/28/22 144A †	300,000	299,008
3.45%, 03/15/23 144A	1,350,000	1,342,855
1.13%, 09/16/24 144A	675,000	620,898
Nordstrom, Inc.
2.30%, 04/08/24	250,000	239,198
NRG Energy, Inc.
6.63%, 01/15/27	44,000	43,168
Nucor Corporation
4.30%, 05/23/27Δ	440,000	438,761
Occidental Petroleum Corporation
5.50%, 12/01/25	750,000	739,972
OGE Energy Corporation
0.70%, 05/26/23	380,000	370,427
ONE Gas, Inc.
0.85%, 03/11/23Δ	780,000	763,058
1.10%, 03/11/24	1,835,000	1,749,178
OneMain Finance Corporation
5.63%, 03/15/23	435,000	430,038
6.63%, 01/15/28	170,000	152,243
Oracle Corporation
2.95%, 11/15/24Δ	2,000,000	1,940,398
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	469,731
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A	345,000	312,550
Pacific Gas and Electric Co.
1.37%, 03/10/23	1,835,000	1,807,501
3.25%, 06/15/23	100,000	98,605
4.25%, 08/01/23	200,000	198,960
3.85%, 11/15/23	100,000	98,704
3.75%, 02/15/24	200,000	195,600
4.95%, 06/08/25	1,000,000	981,577
3.45%, 07/01/25	146,000	137,446
2.10%, 08/01/27	600,000	503,469
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	95,843
Penske Truck Leasing Co. LP
3.45%, 07/01/24 144A	1,500,000	1,469,324
2.70%, 11/01/24 144A	1,105,000	1,061,687
1.20%, 11/15/25 144A	295,000	263,716
Phillips 66
0.90%, 02/15/24	585,000	557,413
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Pioneer Natural Resources Co.
1.13%, 01/15/26	$ 280,000	$ 250,521
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	250,000	244,828
PulteGroup, Inc.
5.00%, 01/15/27Δ	64,000	64,048
Qorvo, Inc.
1.75%, 12/15/24 144A Δ	620,000	580,379
Quanta Services, Inc.
0.95%, 10/01/24	385,000	356,386
Roche Holdings, Inc.
2.31%, 03/10/27 144A Δ	425,000	398,200
Ryder System, Inc.
2.85%, 03/01/27	325,000	303,270
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,048,000	1,069,708
SBA Tower Trust REIT
2.84%, 01/15/25 144A	3,225,000	3,114,881
1.88%, 01/15/26 144A	680,000	628,579
1.63%, 11/15/26 144A	800,000	716,573
Sempra Energy
3.30%, 04/01/25	290,000	283,594
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	105,000	110,197
Sirius XM Radio, Inc.
3.13%, 09/01/26 144A Δ	600,000	536,952
Skyworks Solutions, Inc.
0.90%, 06/01/23	125,000	120,858
SL Green Operating Partnership LP REIT
3.25%, 10/15/22	820,000	818,037
SM Energy Co.
6.50%, 07/15/28	515,000	474,385
Sonoco Products Co.
1.80%, 02/01/25	1,840,000	1,728,691
2.25%, 02/01/27	320,000	288,091
Southern Co. (The)
4.48%, 08/01/24 STEP	1,815,000	1,823,334
Southwest Airlines Co.
4.75%, 05/04/23	675,000	680,641
Sprint Corporation
7.88%, 09/15/23	665,000	687,610
Sprint Spectrum Co. LLC
4.74%, 03/20/25 144A	305,938	306,218
Steel Dynamics, Inc.
2.40%, 06/15/25Δ	35,000	33,143
Stellantis Finance U.S., Inc.
1.71%, 01/29/27 144A	1,000,000	870,397
Synchrony Financial
4.88%, 06/13/25	18,000	17,818
4.50%, 07/23/25	843,000	821,091
Tenet Healthcare Corporation
4.63%, 09/01/24 144A	675,000	648,992
	Par	Value
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/34 144A	$ 277,000	$ 275,240
T-Mobile U.S.A., Inc.
1.50%, 02/15/26Δ	3,352,000	3,032,819
2.25%, 02/15/26Δ	205,000	184,859
2.63%, 04/15/26	84,000	76,387
3.75%, 04/15/27	600,000	578,240
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	199,707
Truist Financial Corporation
2.20%, 03/16/23	1,185,000	1,179,010
U.S. Bancorp
(Variable, U.S. SOFR + 0.73%), 2.22%, 01/27/28^	400,000	366,730
Union Pacific Corporation
2.75%, 03/01/26	750,000	720,592
Verizon Communications, Inc.
2.63%, 08/15/26	382,000	361,628
2.10%, 03/22/28	670,000	595,657
1.75%, 01/20/31	220,000	176,915
Viasat, Inc.
5.63%, 04/15/27 144A	475,000	411,600
Virginia Electric and Power Co.
3.75%, 05/15/27	265,000	262,494
Vistra Operations Co. LLC
4.88%, 05/13/24 144A	365,000	363,577
3.55%, 07/15/24 144A	900,000	869,596
5.63%, 02/15/27 144A Δ	250,000	235,578
VMware, Inc.
1.00%, 08/15/24	1,691,000	1,583,566
1.40%, 08/15/26	430,000	380,728
3.90%, 08/21/27	510,000	489,978
Volkswagen Group of America Finance LLC
0.88%, 11/22/23 144A	1,305,000	1,251,324
3.95%, 06/06/25 144A	2,410,000	2,367,381
Wells Fargo & Co.
(Variable, U.S. SOFR + 0.51%), 0.81%, 05/19/25^	405,000	379,496
(Variable, U.S. SOFR + 1.32%), 3.91%, 04/25/26^	1,805,000	1,777,466
(Variable, U.S. SOFR + 1.51%), 3.53%, 03/24/28^	330,000	312,854
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	520,000	519,935
Western Midstream Operating LP
4.65%, 07/01/26Δ	160,000	151,059
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	1,600,000	1,603,795
3.20%, 06/15/25	325,000	310,225
Workday, Inc.
3.50%, 04/01/27	170,000	162,709

See Notes to Financial Statements.

	Par	Value
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	$1,075,000	$ 1,012,901
Total Corporate Bonds (Cost $218,440,760)		207,509,835
FOREIGN BONDS — 12.6%
Australia — 0.5%
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 0.69%), 1.20%, 10/14/25 144A ^	800,000	742,376
NBN Co., Ltd.
0.88%, 10/08/24 144A	880,000	822,276
Transurban Queensland Finance Pty., Ltd.
(Floating, Australian BBSW 3M + 2.05%), 3.79%, 12/16/24(A) †	720,000	507,899
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,270,720
Woodside Finance, Ltd.
3.65%, 03/05/25 144A	1,900,000	1,868,641
3.70%, 09/15/26 144A	400,000	386,119
		5,598,031
Belgium — 0.1%
KBC Group NV
1.13%, 01/25/24(E)	200,000	206,496
(Variable, Euribor 3M + 0.90%), 1.50%, 03/29/26(E) ^	100,000	100,815
(Variable, 1.10% - EUR Swap Rate 5Y), 0.50%, 12/03/29(E) ^	300,000	285,519
		592,830
Bermuda — 0.1%
Triton Container International, Ltd.
0.80%, 08/01/23 144A	630,000	597,235
Brazil — 0.2%
Banco Bradesco SA
2.85%, 01/27/23 144A	1,495,000	1,488,609
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	920,000	917,056
		2,405,665
Canada — 1.1%
1011778 BC ULC
5.75%, 04/15/25 144A Δ	200,000	201,500
Air Canada
3.88%, 08/15/26 144A	250,000	211,986
Canadian Pacific Railway Co.
1.75%, 12/02/26Δ	205,000	185,672
CDP Financial, Inc.
1.00%, 05/26/26 144A	520,000	476,815
CPPIB Capital, Inc.
0.50%, 09/16/24 144A	1,265,000	1,192,876
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	315,000	300,176
	Par	Value
Enbridge, Inc.
2.50%, 02/14/25	$ 600,000	$ 576,487
GFL Environmental, Inc.
3.75%, 08/01/25 144A	175,000	162,616
5.13%, 12/15/26 144A Δ	400,000	383,200
National Bank of Canada
0.75%, 08/06/24Δ	1,485,000	1,385,784
OMERS Finance Trust
1.13%, 04/14/23 144A	1,770,000	1,744,082
1.10%, 03/26/26 144A	675,000	622,561
Rogers Communications, Inc.
2.95%, 03/15/25 144A	600,000	580,174
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	310,993
3.77%, 06/06/25	1,710,000	1,702,655
TransCanada PipeLines, Ltd.
1.00%, 10/12/24	1,000,000	933,850
		10,971,427
China — 0.4%
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	902,640
Baidu, Inc.
2.88%, 07/06/22Δ	235,000	235,000
NXP BV
4.88%, 03/01/24	975,000	985,089
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	700,000	700,037
4.50%, 03/15/23 144A	1,000,000	996,639
		3,819,405
Denmark — 0.4%
Danske Bank A/S
3.88%, 09/12/23 144A	400,000	398,453
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.03%), 1.17%, 12/08/23 144A ^	2,400,000	2,368,546
5.38%, 01/12/24 144A	600,000	605,795
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.98%, 09/10/25 144A ^	200,000	184,325
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	540,000	483,858
		4,040,977
Finland — 0.1%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	180,000	186,294
Nordea Bank Abp
1.50%, 09/30/26 144A	700,000	622,386
		808,680
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
France — 0.7%
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	$ 100,000	$ 104,262
0.65%, 02/27/24 144A Δ	1,140,000	1,083,242
1.00%, 02/04/25 144A	1,865,000	1,719,012
BPCE SA
0.63%, 04/28/25(E)	100,000	100,049
Capgemini SE
0.63%, 06/23/25(E)	200,000	199,089
Credit Agricole SA
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	250,000	220,481
Electricite de France SA
3.63%, 10/13/25 144A	500,000	491,799
Engie SA
0.38%, 02/28/23(E)	200,000	208,942
PSA Banque France SA
0.00%, 01/22/25(E)	100,000	98,152
Societe Generale SA
2.63%, 01/22/25 144A	2,800,000	2,664,784
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	176,717
(Variable, EUR Swap Rate 5Y + 0.90%), 1.38%, 02/23/28(E) ^	400,000	412,320
		7,478,849
Germany — 0.3%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(E)	120,000	117,428
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	97,908
Deutsche Bank AG
(Variable, U.S. SOFR + 1.13%), 1.45%, 04/01/25^	150,000	140,263
(Variable, 1.60% - Euribor 3M), 1.00%, 11/19/25(E) ^	100,000	98,915
(Variable, U.S. SOFR + 1.32%), 2.55%, 01/07/28^	650,000	563,159
(Variable, Euribor 3M + 1.38%), 1.88%, 02/23/28(E) ^	200,000	189,309
E.ON SE
0.00%, 10/24/22(E) Δ	240,000	251,274
0.88%, 01/08/25(E)	50,000	50,961
KION Group AG
1.63%, 09/24/25(E)	100,000	99,158
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	99,924
0.13%, 11/10/24(E)	100,000	98,955
0.13%, 03/24/25(E)	200,000	194,700
Volkswagen Bank GmbH
0.38%, 07/05/22(E)	300,000	314,388
1.88%, 01/31/24(E)	300,000	312,577
2.50%, 07/31/26(E)	100,000	101,653
	Par	Value
Volkswagen Financial Services AG
0.88%, 01/31/28(E)	$ 120,000	$ 108,507
Volkswagen Leasing GmbH
1.00%, 02/16/23(E)	260,000	272,625
0.38%, 07/20/26(E)	60,000	56,056
Vonovia SE
0.00%, 09/16/24(E)	100,000	98,687
1.38%, 01/28/26(E)	100,000	97,227
		3,363,674
India — 0.0%
Shriram Transport Finance Co., Ltd.
5.10%, 07/16/23 144A	275,000	263,699
Indonesia — 0.1%
Pelabuhan Indonesia Persero PT
4.50%, 05/02/23 144A	1,175,000	1,176,439
Ireland — 0.9%
AerCap Ireland Capital DAC
3.30%, 01/23/23	155,000	154,418
4.50%, 09/15/23	1,000,000	995,849
1.15%, 10/29/23	1,330,000	1,268,151
2.88%, 08/14/24Δ	150,000	143,014
1.65%, 10/29/24	2,585,000	2,389,659
3.50%, 01/15/25	350,000	334,602
2.45%, 10/29/26	405,000	352,941
Ardagh Packaging Finance PLC
5.25%, 04/30/25 144A Δ	250,000	231,607
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	107,827
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	100,000	95,363
SMBC Aviation Capital Finance DAC
3.00%, 07/15/22 144A	540,000	539,932
4.13%, 07/15/23 144A	1,800,000	1,785,540
3.55%, 04/15/24 144A	800,000	779,028
		9,177,931
Italy — 0.1%
ACEA SpA
0.00%, 09/28/25(E)	100,000	96,998
ASTM SpA
1.00%, 11/25/26(E) Δ	170,000	156,570
FCA Bank SpA
0.50%, 09/18/23(E)	110,000	113,726
0.00%, 04/16/24(E)	100,000	101,119
Snam SpA
0.00%, 08/15/25(E)	100,000	97,074
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	192,676
UniCredit SpA
6.95%, 10/31/22(E)	225,000	239,743
		997,906

See Notes to Financial Statements.

	Par	Value
Japan — 2.3%
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 07/19/25^	$1,880,000	$ 1,756,109
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.96%, 10/11/25^	3,185,000	2,952,755
Mizuho Financial Group, Inc.
(Floating, Australian BBSW 3M + 1.40%), 1.76%, 07/19/23(A) †	3,100,000	2,149,515
0.52%, 06/10/24(E)	100,000	101,591
(Variable, 1.25% - U.S. SOFR), 1.24%, 07/10/24^	520,000	505,764
(Floating, ICE LIBOR USD 3M + 0.99%), 1.98%, 07/10/24† Δ	1,000,000	996,317
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	3,485,000	3,428,338
3.52%, 09/17/25 144A	600,000	568,591
2.65%, 03/17/26(E)	110,000	107,817
4.35%, 09/17/27 144A	215,000	197,528
Nomura Holdings, Inc.
1.85%, 07/16/25	2,700,000	2,476,059
2.33%, 01/22/27	600,000	531,742
Renesas Electronics Corporation
1.54%, 11/26/24 144A	1,245,000	1,163,530
Sumitomo Mitsui Financial Group, Inc.
0.51%, 01/12/24	1,600,000	1,524,524
(Floating, Australian BBSW 3M + 1.25%), 1.61%, 10/16/24(A) †	1,000,000	691,360
1.47%, 07/08/25	1,100,000	1,011,789
Sumitomo Mitsui Trust Bank, Ltd.
0.80%, 09/16/24 144A	3,500,000	3,261,283
2.55%, 03/10/25 144A Δ	1,000,000	961,989
		24,386,601
Jersey — 0.1%
Aptiv PLC
2.40%, 02/18/25	787,000	752,291
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	185,237
		937,528
Netherlands — 0.9%
American Medical Systems Europe BV
1.38%, 03/08/28(E) Δ	160,000	153,409
BMW Finance NV
0.00%, 04/14/23(E)	290,000	301,970
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	112,864
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.73%), 1.98%, 12/15/27 144A ^	1,000,000	889,954
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	289,887
E.ON International Finance BV
0.75%, 11/30/22(E)	50,000	52,413
	Par	Value
Enel Finance International NV
0.00%, 06/17/24(E)	$ 200,000	$ 202,079
2.65%, 09/10/24Δ	500,000	484,758
1.38%, 07/12/26 144A	370,000	325,120
Heimstaden Bostad Treasury BV
0.25%, 10/13/24(E)	110,000	104,998
IMCD NV
2.13%, 03/31/27(E)	110,000	103,794
ING Groep NV
1.00%, 09/20/23(E)	200,000	208,368
(Variable, 0.60% - Euribor 3M), 0.10%, 09/03/25(E) ^	100,000	98,853
(Variable, U.S. SOFR + 1.64%), 3.87%, 03/28/26^	800,000	784,988
JDE Peet's NV
0.80%, 09/24/24 144A	430,000	399,924
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,821,071
Louis Dreyfus Co. Finance BV
2.38%, 11/27/25(E) Δ	200,000	202,918
Mercedes-Benz International Finance BV
0.25%, 11/06/23(E)	90,000	92,780
NXP BV
2.70%, 05/01/25	50,000	47,582
3.88%, 06/18/26	300,000	289,373
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	100,808
Sensata Technologies BV
5.00%, 10/01/25 144A	200,000	192,331
Siemens Financieringsmaatschappij NV
0.38%, 09/06/23(E)	235,000	244,320
Stellantis NV
5.25%, 04/15/23	1,000,000	1,008,735
3.38%, 07/07/23(E)	145,000	153,886
Toyota Motor Finance Netherlands BV
0.00%, 10/27/25(E) Δ	100,000	96,664
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	207,046
		8,970,893
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	847,195
Saudi Arabia — 0.0%
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A	490,000	474,290
South Korea — 0.8%
Export-Import Bank of Korea
(Floating, Australian BBSW 3M + 1.07%), 2.25%, 05/29/23(A) †	1,000,000	692,645
(Floating, Australian BBSW 3M + 0.95%), 1.66%, 10/30/23(A) †	2,000,000	1,384,497
Hana Bank
(Floating, ICE LIBOR USD 3M + 0.88%), 2.62%, 09/14/22†	1,000,000	1,000,535
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 0.80%), 2.52%, 03/13/23†	$ 500,000	$ 500,956
Industrial Bank of Korea
2.13%, 10/23/24 144A	3,100,000	3,014,328
Kia Corporation
3.00%, 04/25/23	510,000	508,763
SK Telecom Co., Ltd.
3.75%, 04/16/23	900,000	902,028
		8,003,752
Spain — 0.2%
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	98,447
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	96,028
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	1,200,000	1,156,560
2.75%, 05/28/25	400,000	379,319
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.72%, 09/14/27^	200,000	173,737
Cellnex Finance Co. SA
2.25%, 04/12/26(E)	100,000	97,608
Merlin Properties Socimi SA REIT
1.88%, 11/02/26(E)	200,000	197,053
		2,198,752
Sweden — 0.0%
Volvo Treasury AB
0.00%, 05/09/24(E) Δ	310,000	314,397
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	450,000	446,085
(Variable, 3.50% - EURIBOR ICE SWAP RATE), 3.25%, 04/02/26(E) ^	300,000	307,246
(Variable, U.S. SOFR + 0.98%), 1.31%, 02/02/27 144A ^	700,000	602,375
SIG Combibloc PurchaseCo S.a.r.l.
1.88%, 06/18/23(E) Δ	300,000	310,615
2.13%, 06/18/25(E)	100,000	100,111
UBS AG
(Floating, U.S. SOFR + 0.36%), 1.53%, 02/09/24 144A †	3,000,000	2,981,484
UBS Group AG
(Variable, 0.55% - EUR Swap Rate 1Y), 0.25%, 01/29/26(E) ^	200,000	195,536
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.49%, 08/10/27 144A ^	600,000	525,470
		5,468,922
	Par	Value
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC
1.38%, 02/19/23(U)	$1,666,000	$2,009,942
United Kingdom — 2.5%
Barclays PLC
(Floating, Australian BBSW 3M + 1.80%), 3.51%, 06/15/23(A) †	1,000,000	694,640
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	899,935
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24^	1,545,000	1,467,453
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	945,670
HSBC Holdings PLC
(Floating, Australian BBSW 3M + 1.10%), 2.10%, 02/16/24(A) †	1,300,000	896,858
(Floating, ICE LIBOR USD 3M + 1.23%), 2.95%, 03/11/25†	3,000,000	2,979,004
(Variable, U.S. SOFR + 1.43%), 3.00%, 03/10/26^	200,000	190,610
Informa PLC
1.50%, 07/05/23(E)	200,000	206,238
2.13%, 10/06/25(E)	485,000	493,696
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	1,500,000	1,461,778
LSEGA Financing PLC
0.65%, 04/06/24 144A	200,000	188,782
1.38%, 04/06/26 144A	1,010,000	908,114
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	99,213
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	893,057
1.70%, 02/13/23 144A	2,900,000	2,876,215
0.55%, 01/22/24 144A	1,845,000	1,753,655
NatWest Markets PLC
2.38%, 05/21/23 144A Δ	2,495,000	2,460,465
0.13%, 06/18/26(E)	200,000	187,459
1.60%, 09/29/26 144A	545,000	480,466
Rolls-Royce PLC
5.75%, 10/15/27 144A Δ	350,000	316,367
Royalty Pharma PLC
0.75%, 09/02/23	920,000	886,306
Santander UK Group Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	214,043
Santander UK PLC
1.63%, 02/12/23 144A	2,100,000	2,086,329
Sky, Ltd.
3.13%, 11/26/22 144A	1,500,000	1,500,848
Standard Chartered PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.17%), 1.32%, 10/14/23 144A ^	200,000	198,577

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	$ 440,000	$ 415,937
Virgin Money UK PLC
(Variable, 0.85% - EUR Swap Rate 1Y), 0.38%, 05/27/24(E) ^	110,000	113,115
WPP Finance 2013
3.00%, 11/20/23(E)	200,000	211,524
		26,026,354
Total Foreign Bonds (Cost $138,543,945)		130,931,374
MORTGAGE-BACKED SECURITIES — 14.3%
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.47%, 04/15/34 144A †	350,000	336,765
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 1.40%, 11/25/46†	548,014	178,898
Angel Oak Mortgage Trust, Series 2022-1, Class A1
(Step to 3.88% on 02/25/26), 2.88%, 12/25/66 144A STEP	279,646	265,295
Angel Oak Mortgage Trust, Series 2022-2, Class A1
3.35%, 01/25/67 144A † γ	334,553	321,968
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Interest Rate + 0.90%), 1.69%, 09/20/48(U) 144A †	1,121,176	1,359,380
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
2.37%, 01/25/34† γ	22,108	20,730
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	599,652
BANK, Series 2022-BNK42, Class A5
4.49%, 06/15/55	140,000	142,502
BBCMS Mortgage Trust, Series 2022-C16, Class A5
4.60%, 06/15/55	370,000	378,864
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
2.37%, 01/25/34† γ	52,010	51,370
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.23%, 07/25/34† γ	50,815	48,165
Bellemeade RE, Ltd., Series 2021-3A, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.00%, 1.00% Floor), 1.93%, 09/25/31 144A †	900,000	888,859
Benchmark Mortgage Trust, Series 2022-B34, Class AM
3.96%, 04/15/55† γ	225,000	210,893
	Par	Value
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 2.11%, 11/16/66 144A †	$ 70,804	$ 70,833
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 2.24%, 10/15/36 144A †	853,631	839,384
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 2.40%, 10/15/36 144A †	569,500	555,839
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 2.77%, 10/15/36 144A †	522,750	506,442
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 2.45%, 10/15/37 144A †	1,067,754	1,021,504
BX Commercial Mortgage Trust, Series 2021-SOAR, Class A
(Floating, ICE LIBOR USD 1M + 0.67%, 0.67% Floor), 2.00%, 06/15/38 144A †	456,542	438,904
BX Commercial Mortgage Trust, Series 2021-VINO, Class A
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor), 1.98%, 05/15/38 144A †	280,000	267,113
BX Commercial Mortgage Trust, Series 2021-XL2, Class A
(Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor), 2.01%, 10/15/38 144A †	639,421	610,053
BX Trust, Series 2018-BILT, Class D
(Floating, ICE LIBOR USD 1M + 1.77%, 1.77% Floor), 3.09%, 05/15/30 144A †	235,000	223,848
BX Trust, Series 2021-LBA, Class AJV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.13%, 02/15/36 144A †	240,000	227,358
BX Trust, Series 2021-LBA, Class AV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.13%, 02/15/36 144A †	330,000	313,329
BX Trust, Series 2021-VIEW, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 2.60%, 06/15/23 144A †	150,000	144,836
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Interest Rate + 1.35%), 1.95%, 05/16/56(U) †	746,180	909,065
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,452,693	1,425,762
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 2.52%, 07/25/49 144A †	$ 40,381	$ 38,845
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	82,495	78,380
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 3.37%, 06/15/34 144A †	2,123,962	2,037,891
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 2.16%, 02/25/35†	36,746	34,086
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4
2.90%, 07/10/49	641,000	611,106
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class AAB
2.78%, 07/10/49	502,219	490,705
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	856,960	840,019
COLT Mortgage Loan Trust, Series 2022-3, Class A1
3.90%, 02/25/67 144A † γ	237,189	229,734
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	14,240	14,215
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	747,077
COMM Mortgage Trust, Series 2013-CR8, Class B
2.47%, 06/10/46 144A † γ	170,000	168,531
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	74,307	73,495
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	566,458	558,233
COMM Mortgage Trust, Series 2014-LC15, Class A4
4.01%, 04/10/47	170,000	169,255
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	157,416	156,815
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	102,637	101,879
COMM Mortgage Trust, Series 2015-PC1, Class A4
3.62%, 07/10/50	262,939	258,486
	Par	Value
COMM Mortgage Trust, Series 2018-COR3, Class A3
4.23%, 05/10/51	$ 160,000	$ 158,675
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 2.15%), 3.77%, 11/25/39 144A †	2,085,935	2,028,674
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 2.48%, 10/25/41 144A †	1,050,000	975,832
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
2.03%, 01/15/49† IO γ	623,009	34,488
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	308,333	284,754
CSMC, Series 2021-980M, Class C
3.20%, 07/15/31 144A	150,000	133,981
CSMC, Series 2021-BHAR, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.48%, 11/15/38 144A †	770,000	748,634
CSMC, Series 2022-ATH1, Class A1A
2.87%, 01/25/67 144A † γ	330,732	320,866
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1
4.30%, 03/25/67 144A † γ	115,992	112,887
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A1
(Step to 5.28% on 08/25/22), 6.37%, 10/25/36 STEP	104,796	93,933
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A2
(Step to 5.28% on 08/25/22), 6.39%, 10/25/36 STEP	104,796	93,932
Eagle RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.55%, 1.55% Floor), 2.48%, 04/25/34 144A †	800,000	793,216
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 2.41%, 07/15/38 144A †	2,236,237	2,183,607
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 3.87%, 07/25/30†	603,665	604,192

See Notes to Financial Statements.

	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.93%, 11/25/41 144A †	$3,000,000	$2,685,732
Federal Home Loan Mortgage Corporation
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.19% Cap), 2.69%, 07/01/27†	1,214	1,209
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.22% Cap), 2.34%, 11/01/31†	8,129	8,043
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.78% Cap), 3.25%, 04/01/32†	2,445	2,451
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.75% Cap), 2.86%, 06/01/33†	184,453	188,839
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.84% Cap), 3.50%, 08/01/35†	23,149	23,477
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.39% Cap), 1.62%, 09/01/35†	59,740	60,719
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.82% Cap), 1.88%, 10/01/35†	79,754	81,673
3.00%, 02/01/36	45,909	45,142
4.00%, 11/01/36	5,551	5,653
4.00%, 06/01/37	68,839	70,111
4.50%, 07/01/47	38,359	39,255
4.50%, 03/01/49	1,837,665	1,886,481
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 1.82%, 10/15/36†	726,186	727,175
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	29,878	30,187
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	125,414	128,836
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	55,349	56,232
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	255,497	246,617
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	120,635	121,763
Federal Home Loan Mortgage Corporation REMIC, Series 4752
3.00%, 09/15/46	246,746	239,605
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	$ 474,311	$ 474,057
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 1.77%, 06/15/49†	418,817	417,098
Federal Home Loan Mortgage Corporation REMIC, Series 4941
3.00%, 07/25/49	197,083	188,836
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	123,379	116,840
Federal Home Loan Mortgage Corporation REMIC, Series 5000
2.00%, 06/25/44	156,947	149,506
Federal Home Loan Mortgage Corporation REMIC, Series 5006
2.00%, 06/25/45	439,800	417,424
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	2,970,421	2,765,471
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	2,101,806	1,940,527
Federal Home Loan Mortgage Corporation REMIC, Series 5105
1.50%, 04/15/44	1,139,578	1,099,010
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	2,395,125	2,185,299
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 3.32%, 01/25/50 144A †	120,977	119,673
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 3.47%, 02/25/50 144A †	116,593	115,526
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 2.58%, 01/25/34 144A †	1,039,294	1,003,197
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6 Class M2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 2.43%, 10/25/41 144A †	1,850,000	1,692,986
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 3.03%, 03/25/42 144A †	$648,492	$643,208
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 3.57%, 10/25/49 144A †	90,466	89,685
Federal National Mortgage Association
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.99%, 1.99% Floor, 10.74% Cap), 2.23%, 12/01/24 CONV †	1,321	1,314
2.50%, 12/01/27	285,318	281,369
3.00%, 09/01/30	142,713	142,287
3.00%, 02/01/31	817,236	814,800
3.00%, 04/01/31	13,503	13,463
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.63% Cap), 2.51%, 09/01/31†	22,774	22,678
2.50%, 10/01/31	327,459	321,278
2.50%, 11/01/31	752,727	738,529
2.50%, 01/01/32	5,262	5,163
3.00%, 03/01/32	488,525	487,065
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 1.81%, 08/01/32†	140,920	141,185
3.00%, 11/01/32	43,616	43,244
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 2.37%, 12/01/32†	220,853	219,348
3.00%, 12/01/32	559,948	551,554
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.34% Cap), 2.98%, 06/01/33†	7,587	7,595
4.00%, 09/01/33	917,539	931,136
4.00%, 03/01/34	34,770	35,371
4.00%, 05/01/34	494,834	506,570
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 9.99% Cap), 1.97%, 02/01/35†	52,880	53,923
3.00%, 09/01/35	80,817	79,411
4.00%, 07/01/37	25,936	26,390
4.00%, 09/01/37	31,160	31,245
4.00%, 03/01/38	22,034	22,095
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.50% Cap), 2.35%, 05/01/38†	521,750	537,654
1.52%, 08/01/42†	153,895	156,661
	Par	Value
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 8.60% Cap), 2.57%, 09/01/42†	$ 140,358	$ 144,108
(Floating, ICE LIBOR USD 1Y + 1.69%, 1.69% Floor, 7.75% Cap), 2.88%, 07/01/43†	258,912	265,400
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.51% Cap), 1.52%, 07/01/44†	49,105	50,049
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.33% Cap), 1.52%, 10/01/44†	39,471	40,254
4.00%, 12/01/44	1,131,152	1,139,872
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.85% Cap), 2.85%, 06/01/45†	281,712	288,608
4.50%, 03/01/47	112,235	114,647
4.50%, 05/01/47	336,893	343,596
4.50%, 07/01/47	45,595	46,624
4.50%, 11/01/47	378,249	388,272
4.00%, 03/01/48	1,945,220	1,968,479
4.50%, 06/01/48	60,908	62,501
4.50%, 11/01/48	188,270	193,194
4.50%, 02/01/49	604,232	621,727
4.50%, 04/01/49	167,513	172,804
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 2.05%, 10/25/36†	123,593	123,378
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 2.17%, 10/25/37†	160,600	161,242
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	59,640	60,299
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.07%, 07/25/42†	122,102	122,209
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 1.11%, 06/25/55†	144,432	144,177

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 1.30%, 03/25/46†	$ 718,332	$ 713,085
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 1.25%, 07/25/46†	848,594	843,149
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	158,588	158,170
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.12%, 07/25/49†	516,657	515,981
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 1.20%, 09/25/49†	958,053	950,475
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 1.20%, 10/25/59†	1,035,025	1,023,974
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	820,100	809,647
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.12%, 10/25/30† IO γ	594,979	39,012
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	3,713,816	3,684,779
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	271,435	269,614
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.80%), 1.73%, 08/25/33 144A †	562,109	558,555
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 2.62%, 05/25/43†	339,298	346,685
	Par	Value
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.88%, 07/25/44†	$ 271,935	$ 282,845
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 2.06%, 06/16/70(U) 144A †	673,681	820,561
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.78%, 06/25/34† γ	84,800	82,116
FREMF Mortgage Trust, Series 2013-K27, Class B
3.61%, 01/25/46 144A † γ	130,000	129,537
FREMF Mortgage Trust, Series 2013-K31, Class B
3.75%, 07/25/46 144A † γ	105,000	104,523
FREMF Mortgage Trust, Series 2015-K45, Class B
3.73%, 04/25/48 144A † γ	250,000	245,315
FREMF Mortgage Trust, Series 2015-K720, Class B
3.60%, 07/25/22 144A † γ	100,654	100,501
GCAT Trust, Series 2021-NQM7, Class A1
1.92%, 08/25/66 144A	263,336	251,503
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.59%), 1.35%, 12/16/67(U) 144A †	1,742,362	2,099,462
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 1.97%, 08/25/60 144A †	40,227	40,221
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.63%, 01/20/23†	302	301
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 1.88%, 05/20/24†	4,359	4,368
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.63%, 07/20/25†	9,424	9,470
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.63%, 08/20/25†	2,780	2,796
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.75%, 11/20/25†	$ 8,678	$ 8,675
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.75%, 12/20/26†	17,897	18,088
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.63%, 07/20/27†	397	393
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 1.75%, 10/20/27†	6,195	6,217
8.50%, 10/15/29	15,644	15,788
8.50%, 04/15/30	1,680	1,685
8.50%, 05/15/30	44,056	45,034
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.88%, 05/20/30†	11,344	11,348
8.50%, 07/15/30	17,660	17,919
8.50%, 08/15/30	2,860	2,883
8.50%, 11/15/30	2,958	2,967
8.50%, 12/15/30	2,362	2,368
8.50%, 02/15/31	11,990	12,263
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 1.90%, 05/20/37†	54,508	54,401
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 1.40%, 02/20/61†	391,627	389,625
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 2.46%, 05/20/63†	898,686	893,747
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 1.57%, 02/20/66†	6,586	6,569
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 1.57%, 10/20/66†	1,298,992	1,294,979
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	106,419	103,943
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.97%, 04/20/67†	1,662,143	1,642,734
	Par	Value
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.97%, 04/20/67†	$1,944,841	$1,922,084
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	85,512	80,797
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 2.16%, 11/25/45†	83,304	73,181
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.80%, 01/25/37†	238,230	210,620
GS Mortgage Securities Corporation Trust, Series 2020-TWN3, Class A
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 3.32%, 11/15/37 144A †	560,000	555,559
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A † γ	286,067	284,668
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,308,886	1,297,929
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	371,327
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	183,511	159,614
GS Mortgage-Backed Securities Corporation Trust, Series 2022-PJ2, Class A4
2.50%, 06/25/52 144A † γ	560,780	480,262
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
2.65%, 09/25/34† γ	64,648	63,574
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.94%, 09/25/35† γ	36,850	35,880
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.47%, 05/15/38 144A †	429,000	417,898
Hawksmoor Mortgage Funding PLC, Series 2019-1X, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.70%, 05/25/53(U) †	714,830	870,439
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.70%, 05/25/53(U) 144A †	909,783	1,107,831

See Notes to Financial Statements.

	Par	Value
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 2.00%, 09/25/46†	$ 279,505	$ 251,167
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 1.89%, 06/25/37†	108,919	123,773
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.67%, 07/05/32 144A † γ	610,000	609,688
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	172,032	171,571
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	188,488
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 2.28%, 07/15/36 144A †	1,710,000	1,677,396
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.12%, 04/15/38 144A †	141,735	136,979
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-NYAH, Class A
(Floating, ICE LIBOR USD 1M + 0.76%, 0.76% Floor), 2.08%, 06/15/38 144A †	560,000	532,971
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class B
3.38%, 01/05/39 144A	145,000	133,162
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.50%, 02/25/35† γ	9,771	9,346
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.47%, 06/25/46 144A † γ	192,860	187,637
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	141,817	126,912
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 2.01%, 06/25/50 144A †	29,194	28,918
JP Morgan Mortgage Trust, Series 2021-12, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.85%, 5.00% Cap), 1.78%, 02/25/52 144A †	175,325	163,659
	Par	Value
JP Morgan Mortgage Trust, Series 2022-INV3, Class A3B
3.00%, 09/25/52 144A † γ	$ 384,810	$ 343,619
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	167,339	166,377
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	325,618	314,467
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,470,609
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.12%, 05/15/36 144A †	409,000	401,112
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 2.67%, 05/15/36 144A †	136,000	131,442
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.02%, 03/15/38 144A †	982,970	952,682
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.34%, 0.34% Floor, 10.50% Cap), 1.96%, 12/25/36†	276,869	247,546
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.37%, 10/15/38 144A †	1,500,000	1,446,864
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
2.19%, 12/25/33† γ	34,760	34,878
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3
3.00%, 04/25/52 144A † γ	459,833	409,971
MF1 Multifamily Housing Mortgage Loan Trust, Series 2020-FL3, Class AS
(Floating, CME Term SOFR 1M + 2.96%, 2.85% Floor), 4.24%, 07/15/35 144A †	260,000	258,847
MF1, Series 2021-W10, Class A
(Floating, CME Term SOFR 1M + 1.07%, 1.07% Floor), 2.35%, 12/15/34 144A †	110,000	108,357
MF1, Series 2021-W10, Class B
(Floating, CME Term SOFR 1M + 1.37%, 1.37% Floor), 2.65%, 12/15/34 144A †	100,000	95,658
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
MFA Trust, Series 2021-INV2, Class A1
1.91%, 11/25/56 144A	$ 293,053	$266,502
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	905,959	838,507
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 2.12%, 04/15/38 144A †	480,000	468,396
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	323,293	323,047
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	484,630	478,578
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	42,821	42,692
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4
4.05%, 04/15/47	285,000	284,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	201,592	200,770
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	986,785	971,324
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	939,854
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	526,897
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.80%, 12/15/49† IO γ	1,812,746	43,566
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	246,431
Morgan Stanley Capital I Trust, Series 2021-230P, Class A
(Floating, ICE LIBOR USD 1M + 1.17%, 1.17% Floor), 2.49%, 12/15/23 144A †	1,000,000	979,334
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A
(Floating, CME Term SOFR 1M + 1.40%, 1.40% Floor), 2.68%, 03/15/39 144A †	590,000	580,555
	Par	Value
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A
(Floating, CME Term SOFR 1M + 1.82%, 1.82% Floor), 3.10%, 03/15/35 144A †	$1,700,000	$1,666,069
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	2,120,136	2,078,651
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	626,624	609,274
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	961,020	936,899
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,073,398	1,040,299
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	464,569	447,615
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,306,486	1,253,609
Oaktown Re VII, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.60%, 1.60% Floor), 2.53%, 04/25/34 144A †	700,000	687,743
OBX Trust, Series 2020-EXP3, Class 2A1B
(Floating, ICE LIBOR USD 1M + 0.90%), 2.52%, 01/25/60 144A †	450,000	442,866
OBX Trust, Series 2022-INV3, Class A1
3.00%, 02/25/52 144A † γ	208,234	185,135
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.02%, 03/15/36 144A †	1,900,000	1,828,705
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 2.27%, 01/15/36 144A †	240,000	232,874
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.56%, 04/14/37 144A †	46,048	45,784
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.51%, 08/09/37 144A †	1,700,000	1,638,931

See Notes to Financial Statements.

	Par	Value
PKHL Commercial Mortgage Trust, Series 2021-MF, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 2.21%, 07/15/38 144A †	$ 678,000	$ 654,921
PRKCM Trust, Series 2021-AFC2, Class A1
2.07%, 11/25/56 144A	333,263	285,799
Radnor RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 2.78%, 11/25/31 144A †	400,000	396,212
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 2.57%, 07/25/36 144A †	1,499,645	1,433,002
Ready Capital Mortgage Financing LLC, Series 2022-FL9, Class A
(Floating, CME Term SOFR 1M + 2.47%, 2.47% Floor), 3.72%, 06/25/37 144A †	250,000	248,328
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Interest Rate + 1.25%), 2.04%, 06/20/70(U) 144A †	740,032	898,629
Resimac Bastille Trust, Series 2021-2NCA, Class A1A
(Floating, ICE LIBOR USD 1M + 0.65%), 1.77%, 02/03/53 144A †	1,050,807	1,043,413
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,295	4,154
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	630,324	613,953
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	242,599	240,508
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	288,037	285,443
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	30,711	29,708
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 3.27%, 04/25/43 144A †	828,659	822,534
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 2.87%, 02/25/47 144A †	163,188	162,881
	Par	Value
Starwood Mortgage Residential Trust, Series 2020-3, Class A1
1.49%, 04/25/65 144A	$ 214,405	$ 209,266
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	141,121	137,128
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Interest Rate + 0.90%), 1.36%, 07/20/60(U) 144A †	241,541	292,392
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 1.92%, 09/25/34†	44,686	40,211
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 2.10%, 07/19/35†	24,411	22,490
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 2.18%, 02/25/36†	228,421	210,067
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.37%, 04/15/34 144A †	1,700,000	1,651,795
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 3.46%, 05/15/37 144A †	210,000	204,876
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.29% on 08/25/22), 6.51%, 07/25/37 STEP	179,449	83,107
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 1.61%, 10/20/51(U) 144A †	980,853	1,191,107
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 0.90%), 1.36%, 07/20/45(U) 144A †	1,947,790	2,369,381
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	617,186	593,963
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	1,827,882	1,700,320
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Towd Point Mortgage Trust, Series 2021-SJ2, Class A1A
2.25%, 12/25/61 144A	$ 998,051	$ 976,737
TPGI Trust, Series 2021-DGWD, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.02%, 06/15/26 144A †	450,000	430,418
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.85%), 1.30%, 07/15/59(U) 144A †	1,128,079	1,365,673
TTAN, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 2.18%, 03/15/38 144A †	299,236	288,456
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	475,280
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	523,443
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	330,000	299,657
Uniform Mortgage Backed Securities
4.00%, 08/01/52 TBA	3,435,000	3,382,469
Verus Securitization Trust, Series 2021-6, Class A1
1.63%, 10/25/66 144A	1,046,438	931,765
Verus Securitization Trust, Series 2022-1, Class A1
(Step to 3.72% on 02/25/26), 2.72%, 01/25/67 144A STEP	165,826	156,913
Verus Securitization Trust, Series 2022-3, Class A1
(Step to 4.12% on 08/25/22), 4.13%, 02/25/67 144A STEP	423,930	416,232
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.88%, 06/25/42†	2,625	2,455
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
2.77%, 08/25/33† γ	76,014	74,573
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 2.24%, 01/25/45†	110,512	107,136
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 1.22%, 01/25/47†	155,476	140,654
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 1.46%, 06/25/46†	$ 301,791	$ 288,711
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.78%, 02/25/37† γ	116,533	105,056
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.34%, 05/25/37† γ	155,057	128,697
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 1.32%, 05/25/47†	37,351	4,592
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	488,242
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5
3.45%, 02/15/48	435,000	426,519
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 3.07%, 01/15/59 144A †	2,000,000	2,045,771
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5
3.42%, 09/15/50	1,096,000	1,055,104
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	79,101	71,161
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	276,485	276,057
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	208,062	207,522
Total Mortgage-Backed Securities (Cost $154,492,809)		148,278,163
MUNICIPAL BONDS — 0.1%
California State Earthquake Authority, Revenue Bond, Series B
1.48%, 07/01/23	315,000	309,151
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	1,000,000	945,824
Total Municipal Bonds (Cost $1,315,000)		1,254,975
U.S. TREASURY OBLIGATIONS — 30.6%
U.S. Treasury Bills
1.45%, 08/23/22Ω	600,000	598,699

See Notes to Financial Statements.

	Par	Value
1.53%, 09/22/22Ω Δ	$ 6,300,000	$ 6,276,457
1.85%, 04/20/23Ω	6,000,000	5,876,391
		12,751,547
U.S. Treasury Bonds
1.75%, 08/15/41‡‡	4,300,000	3,272,535
U.S. Treasury Inflationary Indexed Bonds
0.13%, 04/15/27	7,085,734	6,979,730
U.S. Treasury Notes
0.38%, 10/31/23	10,106,000	9,767,291
0.88%, 01/31/24	34,835,000	33,713,748
0.25%, 03/15/24	4,060,000	3,877,141
2.25%, 03/31/24Δ	12,235,000	12,082,541
2.50%, 04/30/24Δ	4,355,000	4,317,659
0.25%, 06/15/24	15,860,000	15,042,219
0.38%, 08/15/24	12,495,000	11,821,197
0.38%, 09/15/24	10,600,000	10,006,234
0.75%, 11/15/24Δ	83,056,000	78,766,936
1.00%, 12/15/24	20,600,000	19,622,305
1.13%, 01/15/25	11,785,000	11,240,865
1.50%, 02/15/25	20,296,000	19,510,323
1.75%, 03/15/25	12,175,000	11,772,179
2.63%, 04/15/25	7,245,000	7,167,173
2.75%, 05/15/25Δ	17,540,000	17,407,080
2.88%, 06/15/25Δ	27,990,000	27,880,664
		293,995,555
Total U.S. Treasury Obligations (Cost $324,557,008)		316,999,367

	Shares
MONEY MARKET FUNDS — 3.4%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø ∞	26,297,776	26,297,776
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø §	8,486,598	8,486,598
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	971,596	971,596
Total Money Market Funds (Cost $35,755,970)		35,755,970
TOTAL INVESTMENTS —101.3% (Cost $1,091,435,999)		1,050,574,830

Number of Contracts	Notional Amount	Value
WRITTEN OPTION — (0.0)%
Call Swaption — (0.0)%
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $120.00, Expires 04/02/24 (BNP) (1)	$(1,300,000)	$ (531)
Total Written Options (Premiums received $ (2,353))		(531)
Liabilities in Excess of Other Assets — (1.3)%		(13,812,378)
NET ASSETS — 100.0%		$1,036,761,921
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	30.6
Corporate Bonds	20.0
Asset-Backed Securities	16.3
Mortgage-Backed Securities	14.3
Foreign Bonds	12.6
Money Market Funds	3.4
Agency Obligations	2.5
Commercial Paper	1.5
Municipal Bonds	0.1
Written Option	—**
101.3
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2022	(53)	$(6,897,680)	$ 29,844
Euro-Bund	09/2022	(1)	(155,914)	2,380
Euro-Schatz	09/2022	(29)	(3,316,977)	3,444
10-Year Japanese Treasury Bond	09/2022	(4)	(4,381,191)	12,019
10-Year U.S. Treasury Note	09/2022	(28)	(3,318,875)	(31,302)
U.S. Treasury Long Bond	09/2022	(6)	(831,750)	(20,246)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	09/2022	(152)	$ (19,361,000)	$ 122,739
Ultra Long U.S. Treasury Bond	09/2022	(49)	(7,562,843)	119,901
2-Year U.S. Treasury Note	10/2022	1,813	380,758,328	(1,140,695)
5-Year U.S. Treasury Note	10/2022	(1,475)	(165,568,750)	587,329
Total Futures Contracts outstanding at June 30, 2022			$ 169,363,348	$ (314,587)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/05/22	U.S. Dollars	16,650,937	British Pounds	13,210,000	BNP	$ 568,956
08/16/22	U.S. Dollars	7,903,564	Austalian Dollars	11,216,000	BNP	158,602
07/05/22	U.S. Dollars	7,053,483	Canadian Dollars	8,944,205	BNP	104,958
07/05/22	U.S. Dollars	3,383,022	Euro	3,147,000	MSCS	84,002
09/21/22	U.S. Dollars	15,566,858	Euro	14,699,000	BNP	68,922
08/02/22	Japanese Yen	867,037,244	U.S. Dollars	6,392,791	BNP	10,836
09/15/22	U.S. Dollars	1,658,941	Canadian Dollars	2,124,000	HSBC	8,609
07/05/22	Canadian Dollars	731,000	U.S. Dollars	564,097	JPM	3,798
09/21/22	U.S. Dollars	296,357	Canadian Dollars	379,000	JPM	1,878
09/15/22	Canadian Dollars	175,000	Canadian Dollars	134,695	HSBC	1,279
Subtotal Appreciation						$1,011,840
09/15/22	Canadian Dollars	257,000	U.S. Dollars	201,409	HSBC	$ (1,722)
07/05/22	British Pounds	412,000	U.S. Dollars	504,413	BNP	(2,840)
08/02/22	U.S. Dollars	6,363,865	Canadian Dollars	8,217,723	MSCS	(20,175)
08/02/22	U.S. Dollars	15,559,340	British Pounds	12,798,000	HSBC	(29,075)
08/16/22	Australian Dollars	2,344,000	U.S. Dollars	1,681,322	DEUT	(62,725)
07/05/22	Japanese Yen	870,762,069	U.S. Dollars	6,759,712	BNP	(339,970)
Subtotal Depreciation						$ (456,507)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ 555,333
Swap Agreements outstanding at June 30, 2022:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	1,600,000	$(18,689)	$(35,993)	$17,304
						$(18,689)	$(35,993)	$17,304

See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.37 Index (Pay Quarterly)	(1.00)%	12/20/2026	USD	36,100,000	$(87,227)	$(887,430)	$800,203
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(1.00)%	6/20/2027	USD	1,800,000	72	(17,447)	17,519
					$(87,155)	$(904,877)	$817,722

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.HY.38 Index (Receive Quarterly)	5.75%	5.00%	6/20/2027	USD	2,534,400	$(70,302)	$(36,194)	$(34,108)
						$(70,302)	$(36,194)	$(34,108)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
0.05% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	12/15/2031	JPY	670,000,000	$ 172,281	$152,646	$ 19,635
Subtotal Appreciation					$ 172,281	$152,646	$ 19,635
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + .098% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	25,000,000	$ (1,046)	$ —	$ (1,046)
2.71% (Annually)	1-Day SOFR (Annually)	3/31/2024	USD	97,600,000	(465,873)	—	(465,873)
Subtotal Depreciation					$(466,919)	$ —	$(466,919)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2022					$(294,638)	$152,646	$(447,284)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 25,640,371	$ —	$ 25,640,371	$ —
Asset-Backed Securities	168,700,955	—	168,700,955	—
Commercial Paper	15,503,820	—	15,503,820	—
Corporate Bonds	207,509,835	—	207,509,835	—
Foreign Bonds	130,931,374	—	130,931,374	—
Money Market Funds	35,755,970	35,755,970	—	—
Mortgage-Backed Securities	148,278,163	—	148,278,163	—
Municipal Bonds	1,254,975	—	1,254,975	—
U.S. Treasury Obligations	316,999,367	—	316,999,367	—
Total Assets - Investments in Securities	$1,050,574,830	$35,755,970	$1,014,818,860	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,011,840	$ —	$ 1,011,840	$ —
Futures Contracts	877,656	877,656	—	—
Swap Agreements	854,661	—	854,661	—
Total Assets - Other Financial Instruments	$ 2,744,157	$ 877,656	$ 1,866,501	$ —
Liabilities:
Investments in Securities:
Written Option:
Call Swaption	$ (531)	$ (531)	$ —	$ —
Total Liabilities - Investments in Securities	$ (531)	$ (531)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (456,507)	$ —	$ (456,507)	$ —
Futures Contracts	(1,192,243)	(1,192,243)	—	—
Swap Agreements	(501,027)	—	(501,027)	—
Total Liabilities - Other Financial Instruments	$ (2,149,777)	$ (1,192,243)	$ (957,534)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 1.6%
Federal Farm Credit Banks Funding Corporation
2.90%, 04/12/32	$2,640,000	$ 2,517,715
3.30%, 05/19/32	1,310,000	1,295,828
2.85%, 03/28/34	2,880,000	2,689,035
1.70%, 04/23/35	3,800,000	3,040,120
3.08%, 03/30/37	1,770,000	1,627,090
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	7,100,000	6,539,658
0.65%, 10/27/25	7,200,000	6,613,077
0.80%, 10/28/26	7,200,000	6,484,031
Federal National Mortgage Association
6.63%, 11/15/30	670,000	828,505
Tennessee Valley Authority
3.50%, 12/15/42	500,000	459,676
Tennessee Valley Authority Principal Strip
2.25%, 04/01/56Ω	1,000,000	228,416
Total Agency Obligations (Cost $35,196,846)		32,323,151
ASSET-BACKED SECURITIES — 7.5%
522 Funding CLO, Ltd., Series 2020-6A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.33%, 10/23/34 144A †	1,110,000	1,074,529
A10 Bridge Asset Financing LLC, Series 2020-C, Class A
2.02%, 08/15/40 144A	245,267	245,251
ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.95%, 1.95% Floor), 3.01%, 01/20/32 144A †	970,000	963,390
ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1, Class A2B
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 2.02%, 03/25/37†	2,362,364	1,197,436
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,500,110	1,483,147
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2
1.94%, 08/15/46 144A	900,000	796,706
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	683,095	629,209
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29Δ	1,645,373	1,515,489
	Par	Value
American Airlines Pass-Through Trust, Series 2021-1, Class A
2.88%, 07/11/34Δ	$2,300,000	$1,965,779
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 2.30%, 01/25/36†	2,900,000	2,859,518
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 2.30%, 04/30/31 144A †	710,000	694,189
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 2.26%, 04/15/33 144A †	1,500,000	1,463,594
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 2.11%, 04/20/34 144A †	540,000	518,659
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.45%, 1.45% Floor), 2.23%, 01/15/37 144A †	1,500,000	1,457,717
Arbys Funding LLC, Series 2020-1A, Class A2
3.24%, 07/30/50 144A	982,500	887,132
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 4.21%, 04/20/31 144A †	750,000	674,282
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 2.68%, 11/20/30 144A †	490,000	479,370
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 2.06%, 04/20/34 144A †	1,500,000	1,444,213
BCRED MML CLO LLC, Series 2022-1A, Class A1
(Floating, CME Term SOFR 3M + 1.65%, 1.65% Floor), 2.24%, 04/20/35 144A †	820,000	793,424
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	795,499	473,589
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,062,024	1,204,735

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, ICE LIBOR USD 3M + 1.26%, 1.26% Floor), 2.30%, 04/15/34 144A †	$ 400,000	$ 388,694
BlueMountain CLO, Ltd., Series 2013-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.18%), 2.32%, 10/22/30 144A †	2,313,710	2,287,722
BSPRT Issuer, Ltd., Series 2022-FL9, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 5.32%, 07/15/39 144A †	2,000,000	1,991,804
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.98% Floor), 2.60%, 05/25/35†	460,331	459,658
Carvana Auto Receivables Trust, Series 2022-P2, Class A2
3.33%, 07/10/25	2,000,000	1,988,728
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 2.16%, 07/17/34 144A †	790,000	762,514
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	560,000	529,719
Cerberus Loan Funding XXXII LP, Series 2021-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.62%, 1.62% Floor), 2.66%, 04/22/33 144A †	1,000,000	969,993
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 4.19%, 08/09/24 144A †	950,000	929,113
CVS Pass-Through Trust
6.94%, 01/10/30	464,655	495,037
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 2.37%, 03/25/34†	74,321	72,483
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 1.56%, 12/15/35†	21,705	20,791
DB Master Finance LLC, Series 2019-1A, Class A23
4.35%, 05/20/49 144A	1,264,250	1,183,301
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	1,222,852	1,110,718
	Par	Value
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 2.08%, 04/15/34 144A †	$ 250,000	$ 240,056
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 2.60%, 05/20/34 144A †	6,500,000	6,291,374
Dryden 87 CLO, Ltd., Series 2021-87A, Class A1
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 2.58%, 05/20/34 144A †	480,000	462,330
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 2.82%, 12/27/66 144A †	767,856	759,982
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 2.28%, 04/15/33 144A †	2,550,000	2,490,150
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,471	96,821
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 2.06%, 02/27/35 144A †	317,085	298,117
Fortress Credit Bsl X, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 2.53%, 04/20/33 144A †	2,190,000	2,143,602
FS Rialto Issuer LLC, Series 2022-FL5, Class AS
(Floating, CME Term SOFR 1M + 2.87%, 2.87% Floor), 3.77%, 06/19/37 144A †	1,800,000	1,783,565
FS Rialto Issuer LLC, Series 2022-FL5, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 4.27%, 06/19/27 144A †	550,000	544,996
GLS Auto Receivables Issuer Trust, Series 2022-1A, Class A
1.98%, 08/15/25 144A	1,736,960	1,716,195
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A2
2.52%, 05/16/25	2,000,000	1,983,392
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	24,688	22,841

See Notes to Financial Statements.

	Par	Value
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 2.35%, 10/29/29 144A †	$ 970,803	$ 960,092
Golub Capital Partners CLO 16, Ltd., Series 2013-16A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.61%, 1.61% Floor), 2.79%, 07/25/33 144A †	2,450,000	2,349,509
Golub Capital Partners CLO 25M, Ltd., Series 2015-25A, Class AR
(Floating, ICE LIBOR USD 3M + 1.38%, 1.38% Floor), 2.74%, 05/05/30 144A †	500,000	494,759
Golub Capital Partners CLO 36M, Ltd., Series 2018-36A, Class A
(Floating, ICE LIBOR USD 3M + 1.30%), 2.66%, 02/05/31 144A †	2,500,000	2,475,773
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 2.78%, 10/20/31 144A †	250,000	248,938
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	2,091,825	1,807,274
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	1,959,217	1,911,489
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 2.34%, 01/27/31 144A †	500,000	490,884
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%), 2.57%, 05/25/34 144A †	302,709	301,961
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class ARR
2.60%, 11/01/35 144A	750,000	688,410
Hotwire Funding LLC, Series 2021-1, Class A2
2.31%, 11/20/51 144A	1,350,000	1,200,401
HPS Loan Management, Ltd., Series 2021-16A, Class A1
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 2.32%, 01/23/35 144A †	640,000	613,046
ICG U.S. CLO, Ltd., Series 2017-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 2.41%, 07/28/34 144A †	1,500,000	1,438,155
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	940,420	830,347
	Par	Value
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	$1,869,555	$1,623,479
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 2.36%, 01/15/32 144A †	340,000	335,633
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 2.52%, 12/13/38 144A †	750,000	735,338
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 2.28%, 07/15/27 144A †	82,772	82,387
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	2,200,000	1,912,466
LL ABS Trust, Series 2022-1A, Class A
3.76%, 11/15/29 144A	1,800,642	1,783,910
LoanCore Issuer, Ltd., Series 2019-CRE2, Class C
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 3.32%, 05/15/36 144A †	250,000	242,346
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 2.89%, 04/15/31 144A †	500,000	478,895
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	2,200,000	1,948,381
MF1, Ltd., Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.62%, 07/16/36 144A †	900,000	872,406
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 2.30%, 10/25/35†	316,589	312,868
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC3, Class A2C
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 1.81%, 05/25/37†	1,505,676	1,158,310
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3
(Floating, ICE LIBOR USD 1M + 0.15%, 0.15% Floor), 1.77%, 11/25/36†	3,219,662	1,208,032
Mosaic Solar Loan Trust, Series 2021-1A, Class D
3.71%, 12/20/46 144A	359,842	331,583
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	$2,032,060	$1,833,591
Navient Private Education Loan Trust, Series 2015-BA, Class A3
(Floating, ICE LIBOR USD 1M + 1.45%), 2.77%, 07/16/40 144A †	1,992,712	1,986,906
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 2.92%, 03/25/66 144A †	2,176,000	2,196,825
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.67%, 06/25/69 144A †	1,903,496	1,885,503
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 2.17%, 10/19/31 144A †	750,000	735,843
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	661,224	605,822
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 2.01%, 04/15/31 144A †	700,000	683,226
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 2.41%, 02/14/31 144A †	530,000	516,852
Option One Mortgage Loan Trust, Series 2007-5, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 1.92%, 05/25/37†	1,763,740	1,023,002
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 2.86%, 04/20/32 144A †	600,000	595,642
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 2.17%, 05/25/57 144A †	364,475	356,145
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 2.77%, 09/25/65 144A †	341,740	337,208
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 2.57%, 11/25/65 144A †	309,128	301,291
	Par	Value
Point Au Roche Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 2.14%, 07/20/34 144A †	$1,170,000	$1,124,917
Progress Residential Trust, Series 2022-SFR5, Class C
5.19%, 06/17/39 144A	1,000,000	1,002,604
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.08%), 2.14%, 04/20/34 144A †	340,000	328,155
REESE PARK CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 2.17%, 10/15/34 144A †	1,350,000	1,290,089
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 1.68%, 03/25/35†	84,214	81,627
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	119,771	118,001
Secured Tenant Site Contract Revenue Notes, Series 2018-1A, Class C
3.97%, 06/15/48 144A	1,017,692	1,001,178
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.80%, 02/25/37 144A †	2,205,212	1,872,695
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2
3.88%, 10/25/49 144A	633,750	593,194
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 2.26%, 07/20/34 144A †	4,200,000	4,027,195
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class A
1.35%, 09/20/38 144A	364,775	346,002
Slam, Ltd., Series 2021-1A, Class A
2.43%, 06/15/46 144A	1,406,250	1,215,968
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 1.95%, 06/15/29†	134,191	133,389
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 1.30%, 01/25/27†	28,832	28,701
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 1.32%, 10/25/28†	244,851	241,725

See Notes to Financial Statements.

	Par	Value
SMB Private Education Loan Trust, Series 2020-BA, Class A1A
1.29%, 07/15/53 144A	$ 360,164	$ 326,756
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	1,526,581	1,396,557
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	660,000	601,681
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	580,000	517,321
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	658,275	624,720
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 2.31%, 07/26/31 144A †	500,000	488,906
Soundview Home Loan Trust, Series 2007-OPT1, Class 2A4
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 1.90%, 06/25/37†	1,720,691	1,243,765
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	953,493	914,942
Stonepeak, Series 2021-1A, Class AA
2.30%, 02/28/33 144A	2,062,694	1,926,259
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 2.40%, 02/25/35 144A †	2,318,454	2,286,038
STWD, Ltd., Series 2022-FL3, Class E
(Floating, U.S. 30-Day Average SOFR + 3.25%, 3.25% Floor), 4.03%, 11/15/38 144A †	1,210,000	1,114,466
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A
2.27%, 01/30/57 144A	2,254,876	1,896,137
Taco Bell Funding LLC, Series 2018-1, Class A2II
4.94%, 11/25/48 144A	1,254,500	1,204,523
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	1,335,312	1,151,361
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 2.38%, 07/20/32 144A †	2,900,000	2,838,392
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	930,403	774,104
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	609,697	522,319
	Par	Value
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	$ 609,697	$ 557,426
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	1,863,052	1,833,803
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	98,182	95,451
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	184,418	170,329
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 2.32%, 04/15/33 144A †	2,525,000	2,446,259
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 2.23%, 10/18/31 144A †	500,000	489,445
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.04%), 2.10%, 04/20/34 144A †	490,000	470,405
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 2.19%, 10/15/31 144A †	1,250,000	1,226,587
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 2.10%, 04/15/31 144A †	1,700,000	1,666,466
WAVE LLC, Series 2019-1, Class A
3.60%, 09/15/44 144A	210,979	172,904
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.17%), 2.23%, 07/20/32 144A †	6,900,000	6,708,666
Whitebox CLO II, Ltd., Series 2020-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 2.40%, 10/24/34 144A †	650,000	626,399
Whitebox CLO III, Ltd., Series 2021-3A, Class A1
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 2.26%, 10/15/34 144A †	780,000	747,923
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 4.69%, 10/15/31 144A †	750,000	652,837
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	$1,393,000	$ 1,244,021
Total Asset-Backed Securities (Cost $155,214,674)		149,082,590
COMMERCIAL PAPER — 1.3%
AT&T, Inc.
0.91%, 08/16/22Ω	3,500,000	3,490,139
Banque et Caisse d'Epargne de l'Etat
0.99%, 07/20/22Ω	1,375,000	1,373,752
BASF SE
1.69%, 09/06/22Ω	2,855,000	2,843,740
First Abu Dhabi Bank PJSC
(Floating, U.S. SOFR + 0.40%), 1.91%, 07/01/22 144A †	5,583,000	5,583,000
Liberty Street Funding LLC
2.48%, 10/12/22Ω	5,088,000	5,051,607
LMA-Americas LLC
1.20%, 07/27/22Ω	5,500,000	5,492,996
Royal Bank of Canada
(Floating, U.S. Federal Funds + 0.43%), 2.01%, 12/23/22 144A †	2,174,000	2,174,151
Salisbury Receivables Co. LLC
1.40%, 08/08/22Ω	523,000	521,994
Total Commercial Paper (Cost $26,542,239)		26,531,379
CORPORATE BONDS — 27.3%
3M Co.
3.05%, 04/15/30	50,000	46,686
3.70%, 04/15/50Δ	570,000	489,688
7-Eleven, Inc.
1.30%, 02/10/28 144A	725,000	603,550
Abbott Laboratories
4.75%, 11/30/36	170,000	180,419
4.90%, 11/30/46	210,000	220,640
Adobe, Inc.
2.30%, 02/01/30	650,000	574,578
Adventist Health System
2.95%, 03/01/29	160,000	146,773
Aetna, Inc.
2.80%, 06/15/23	50,000	49,405
Air Lease Corporation
3.38%, 07/01/25	1,430,000	1,348,102
2.88%, 01/15/26Δ	950,000	873,564
3.75%, 06/01/26	875,000	824,757
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.15%), 4.13%, 12/15/26ρ Δ ^	600,000	432,000
3.25%, 10/01/29	45,000	37,953
3.00%, 02/01/30	40,000	32,681
Alexandria Real Estate Equities, Inc. REIT
2.75%, 12/15/29	1,400,000	1,225,887
3.38%, 08/15/31	325,000	288,160
Allegion U.S. Holding Co., Inc.
3.20%, 10/01/24	400,000	390,565
	Par	Value
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	$1,375,000	$1,376,520
4.25%, 06/15/28 144A	75,000	73,594
Allied Universal Holdco LLC
6.63%, 07/15/26 144A	10,000	9,196
Ally Financial, Inc.
1.45%, 10/02/23	250,000	241,817
Alphabet, Inc.
0.45%, 08/15/25Δ	110,000	101,210
0.80%, 08/15/27	130,000	113,024
1.10%, 08/15/30	150,000	123,242
1.90%, 08/15/40	140,000	100,604
2.05%, 08/15/50	90,000	60,536
Amazon.com, Inc.
5.20%, 12/03/25	45,000	47,269
3.30%, 04/13/27	100,000	98,189
1.20%, 06/03/27	390,000	347,314
3.45%, 04/13/29Δ	220,000	214,035
1.50%, 06/03/30	190,000	158,013
2.10%, 05/12/31	170,000	145,755
3.60%, 04/13/32Δ	850,000	819,351
4.80%, 12/05/34	125,000	131,103
3.88%, 08/22/37	1,710,000	1,624,239
4.95%, 12/05/44	220,000	230,895
4.05%, 08/22/47	290,000	272,221
2.50%, 06/03/50	310,000	219,144
4.25%, 08/22/57	160,000	150,596
Amdocs, Ltd.
2.54%, 06/15/30	1,975,000	1,665,447
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	525,693
2.85%, 02/01/30	40,000	38,003
American Equity Investment Life Holding Co.
5.00%, 06/15/27	1,250,000	1,235,180
American Express Co.
3.38%, 05/03/24Δ	210,000	208,683
2.50%, 07/30/24	1,995,000	1,943,064
4.05%, 05/03/29	540,000	529,864
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	301,508
2.38%, 07/15/31	205,000	163,689
American International Group, Inc.
2.50%, 06/30/25	150,000	143,166
3.40%, 06/30/30Δ	250,000	229,066
3.88%, 01/15/35	35,000	31,680
American National Group, Inc.
6.14%, 06/13/32 144A	600,000	595,081
American Tower Corporation REIT
3.38%, 05/15/24	825,000	813,511
3.38%, 10/15/26	1,500,000	1,419,492
American Transmission Systems, Inc.
2.65%, 01/15/32 144A	260,000	220,508
Americo Life, Inc.
3.45%, 04/15/31 144A	1,450,000	1,181,046

See Notes to Financial Statements.

	Par	Value
AmerisourceBergen Corporation
2.70%, 03/15/31	$ 25,000	$ 21,445
Amgen, Inc.
3.63%, 05/22/24	50,000	49,944
4.66%, 06/15/51	34,000	31,879
Amphenol Corporation
2.80%, 02/15/30	70,000	61,348
Amsted Industries, Inc.
4.63%, 05/15/30 144A	200,000	170,859
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	1,900,452
Apple, Inc.
1.13%, 05/11/25	630,000	592,188
3.25%, 02/23/26	30,000	29,837
2.45%, 08/04/26	650,000	623,024
2.70%, 08/05/51	60,000	44,883
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	588,962
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	209,238
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	141,211
Ares Finance Co. II LLC
3.25%, 06/15/30 144A	1,800,000	1,597,682
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,204,725
Ashtead Capital, Inc.
1.50%, 08/12/26 144A	350,000	305,895
Assured Guaranty U.S. Holdings, Inc.
3.15%, 06/15/31	100,000	86,878
AT&T, Inc.
2.30%, 06/01/27	430,000	392,830
1.65%, 02/01/28Δ	540,000	467,637
2.75%, 06/01/31	175,000	151,286
2.25%, 02/01/32	50,000	40,897
2.55%, 12/01/33	2,294,000	1,863,621
4.90%, 08/15/37	200,000	199,557
5.35%, 09/01/40	80,000	79,157
3.50%, 06/01/41	400,000	320,057
5.55%, 08/15/41	40,000	41,242
4.35%, 06/15/45	94,000	82,262
5.15%, 11/15/46	125,000	123,257
4.50%, 03/09/48	197,000	175,006
3.65%, 06/01/51	725,000	568,145
3.30%, 02/01/52	80,000	58,889
3.50%, 09/15/53	2,143,000	1,628,011
3.55%, 09/15/55	301,000	226,023
3.80%, 12/01/57	90,000	69,717
3.65%, 09/15/59	127,000	95,399
Automatic Data Processing, Inc.
3.38%, 09/15/25	60,000	60,070
AutoNation, Inc.
1.95%, 08/01/28	150,000	124,958
4.75%, 06/01/30	225,000	211,898
Avangrid, Inc.
3.20%, 04/15/25	275,000	267,677
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	1,984,192
	Par	Value
1.95%, 01/30/26 144A	$ 400,000	$ 348,394
Baker Hughes Holdings LLC
4.49%, 05/01/30	35,000	34,539
Ball Corporation
3.13%, 09/15/31Δ	280,000	226,330
Bank of America Corporation
3.30%, 01/11/23	120,000	120,227
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	328,004
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	528,489
4.00%, 04/01/24	420,000	423,268
(Floating, ICE LIBOR USD 3M + 0.96%), 2.14%, 07/23/24†	900,000	897,835
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	225,000	224,141
4.20%, 08/26/24	1,295,000	1,298,840
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	292,350
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ Δ ^	150,000	148,932
4.00%, 01/22/25	440,000	438,572
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,131,210
4.45%, 03/03/26	420,000	418,676
3.50%, 04/19/26	600,000	585,620
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	54,621
4.25%, 10/22/26	480,000	473,600
3.25%, 10/21/27Δ	875,000	823,280
4.18%, 11/25/27	950,000	924,138
(Variable, ICE LIBOR USD 3M + 1.58%), 3.82%, 01/20/28^	15,000	14,396
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	860,000	811,889
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	368,000	343,038
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	1,190,000	1,135,975
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	505,023
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	437,033
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	63,449
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	1,010,000	857,492
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	1,150,000	920,129
(Variable, U.S. SOFR + 1.22%), 2.30%, 07/21/32^	755,000	610,871
(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32^	1,550,000	1,280,068
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	775,000	660,952
(Variable, U.S. SOFR + 1.83%), 4.57%, 04/27/33^	1,965,000	1,914,674
6.11%, 01/29/37Δ	500,000	538,805
5.00%, 01/21/44	790,000	777,801
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49^	270,000	230,023
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	$ 170,000	$ 153,102
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	670,000	579,087
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51^	500,000	343,342
Banner Health
2.34%, 01/01/30	865,000	764,570
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	155,600
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A Δ	200,000	143,551
Baxter International, Inc.
1.92%, 02/01/27	1,075,000	963,574
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	251,887
Becton, Dickinson and Co.
3.36%, 06/06/24	377,000	373,379
3.73%, 12/15/24	47,000	46,824
2.82%, 05/20/30Δ	650,000	572,388
4.69%, 12/15/44	94,000	87,036
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	725,000	689,844
3.70%, 07/15/30	400,000	384,147
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30Δ	725,000	618,488
4.25%, 01/15/49	350,000	323,279
Berkshire Hathaway, Inc.
3.13%, 03/15/26	60,000	58,901
Berry Global, Inc.
1.57%, 01/15/26	2,475,000	2,211,015
Biogen, Inc.
2.25%, 05/01/30	70,000	57,439
Black Hills Corporation
2.50%, 06/15/30	490,000	409,750
BlackRock, Inc.
2.40%, 04/30/30	70,000	61,364
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,440,557
Boardwalk Pipelines LP
3.60%, 09/01/32	700,000	593,400
Boeing Co. (The)
1.43%, 02/04/24	920,000	879,556
4.88%, 05/01/25	450,000	448,965
2.20%, 02/04/26	180,000	162,527
2.70%, 02/01/27	70,000	62,353
5.04%, 05/01/27	1,250,000	1,235,732
3.20%, 03/01/29	25,000	21,655
5.15%, 05/01/30	1,710,000	1,642,836
3.25%, 02/01/35	1,575,000	1,193,814
6.63%, 02/15/38Δ	210,000	212,908
3.55%, 03/01/38	70,000	51,127
5.71%, 05/01/40	70,000	65,414
3.85%, 11/01/48	25,000	17,753
3.75%, 02/01/50	200,000	141,509
5.81%, 05/01/50	1,080,000	993,909
	Par	Value
5.93%, 05/01/60	$ 100,000	$ 91,272
BorgWarner, Inc.
5.00%, 10/01/25 144A	60,000	60,595
Boston Properties LP REIT
4.50%, 12/01/28	900,000	876,006
2.55%, 04/01/32Δ	1,100,000	876,673
BP Capital Markets America, Inc.
3.79%, 02/06/24	50,000	50,234
3.12%, 05/04/26	610,000	592,397
3.54%, 04/06/27	50,000	48,588
4.23%, 11/06/28	150,000	149,121
3.63%, 04/06/30	270,000	255,707
3.00%, 02/24/50	550,000	400,458
Broadcom, Inc.
2.45%, 02/15/31 144A	2,000,000	1,608,874
4.15%, 04/15/32 144A	710,000	641,799
4.30%, 11/15/32	2,000,000	1,819,121
3.42%, 04/15/33 144A	900,000	745,219
3.47%, 04/15/34 144A	2,090,000	1,703,763
3.14%, 11/15/35 144A	2,687,000	2,044,186
3.19%, 11/15/36 144A	28,000	21,324
3.50%, 02/15/41 144A	325,000	245,646
Brunswick Corporation
2.40%, 08/18/31	50,000	37,045
Builders FirstSource, Inc.
4.25%, 02/01/32 144A	20,000	15,262
Bunge, Ltd. Finance Corporation
2.75%, 05/14/31	75,000	61,984
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70,000	52,427
Calpine Corporation
4.50%, 02/15/28 144A	495,000	450,379
Camden Property Trust REIT
3.15%, 07/01/29	65,000	59,449
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	61,719
3.30%, 01/15/35 144A	460,000	394,231
Capital One Financial Corporation
3.50%, 06/15/23	325,000	323,271
3.30%, 10/30/24	345,000	336,979
Cargill, Inc.
2.13%, 04/23/30 144A	65,000	55,742
Carrier Global Corporation
2.49%, 02/15/27Δ	1,225,000	1,115,496
2.72%, 02/15/30	650,000	561,876
3.58%, 04/05/50	20,000	15,180
CCO Holdings LLC
4.75%, 02/01/32 144A Δ	770,000	632,401
4.50%, 05/01/32	10,000	8,131
4.50%, 06/01/33 144A	980,000	774,367
CDW LLC
3.25%, 02/15/29	70,000	59,119
3.57%, 12/01/31	700,000	579,628

See Notes to Financial Statements.

	Par	Value
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 2.11%, 03/02/23†	$1,208,000	$1,204,796
CenterPoint Energy, Inc.
4.25%, 11/01/28	206,000	201,208
Central Parent, Inc.
7.25%, 06/15/29 144A	600,000	578,367
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,448,445
Charles Schwab Corporation (The)
3.25%, 05/22/29	10,000	9,310
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	1,000,000	771,000
Charter Communications Operating LLC
4.91%, 07/23/25	6,920,000	6,945,455
4.20%, 03/15/28	510,000	477,008
2.25%, 01/15/29	2,300,000	1,891,864
5.05%, 03/30/29	460,000	443,254
2.80%, 04/01/31	750,000	601,422
4.40%, 04/01/33	170,000	152,002
6.38%, 10/23/35	475,000	478,447
5.38%, 04/01/38	540,000	480,836
3.50%, 03/01/42	120,000	83,464
6.48%, 10/23/45	90,000	87,682
5.38%, 05/01/47	30,000	25,603
5.13%, 07/01/49	120,000	99,565
4.80%, 03/01/50	140,000	111,212
5.50%, 04/01/63	220,000	187,367
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39	750,000	593,243
Cheniere Energy Partners LP
4.00%, 03/01/31	170,000	144,946
3.25%, 01/31/32 144A	80,000	63,176
Chevron Corporation
1.55%, 05/11/25	310,000	294,346
2.95%, 05/16/26	30,000	29,291
2.00%, 05/11/27	100,000	91,995
Chevron U.S.A., Inc.
1.02%, 08/12/27	55,000	48,021
3.85%, 01/15/28	550,000	546,846
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,352,176
Chubb INA Holdings, Inc.
3.35%, 05/03/26	120,000	117,565
Ciena Corporation
4.00%, 01/31/30 144A Δ	400,000	345,726
Cigna Corporation
3.75%, 07/15/23	293,000	293,784
4.13%, 11/15/25	180,000	180,471
4.38%, 10/15/28	510,000	506,591
2.40%, 03/15/30	550,000	474,182
4.80%, 08/15/38	900,000	876,999
3.20%, 03/15/40	675,000	533,977
4.90%, 12/15/48	1,350,000	1,298,997
	Par	Value
3.40%, 03/15/50	$ 80,000	$ 61,231
Cintas Corporation No. 2
3.70%, 04/01/27	190,000	187,804
4.00%, 05/01/32	140,000	137,653
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	81,964
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	166,991
3.50%, 05/15/23	220,000	219,993
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	290,000	284,294
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	350,000	325,360
4.40%, 06/10/25	450,000	449,959
5.50%, 09/13/25	490,000	504,199
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	190,000	182,629
3.40%, 05/01/26	2,075,000	2,007,877
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ Δ ^	150,000	146,608
4.30%, 11/20/26	575,000	567,207
4.45%, 09/29/27	2,505,000	2,455,398
(Variable, U.S. SOFR + 1.28%), 3.07%, 02/24/28^	2,000,000	1,856,722
(Variable, U.S. SOFR + 1.89%), 4.66%, 05/24/28^	230,000	228,428
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	141,736
4.13%, 07/25/28Δ	1,750,000	1,680,467
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	710,000	678,860
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	790,000	664,745
6.63%, 06/15/32	50,000	54,742
(Variable, U.S. SOFR + 1.18%), 2.52%, 11/03/32^	860,000	698,659
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	540,000	487,012
(Variable, U.S. SOFR + 2.09%), 4.91%, 05/24/33^	270,000	266,726
8.13%, 07/15/39	260,000	338,844
6.68%, 09/13/43	10,000	11,238
5.30%, 05/06/44	24,000	23,037
4.65%, 07/30/45	294,000	269,471
4.75%, 05/18/46	40,000	35,799
4.65%, 07/23/48	160,000	149,351
Citizens Financial Group, Inc.
2.85%, 07/27/26	65,000	61,086
Citrix Systems, Inc.
1.25%, 03/01/26	2,100,000	2,034,373
4.50%, 12/01/27	60,000	59,414
Coca-Cola Co. (The)
3.38%, 03/25/27Δ	120,000	119,071
1.45%, 06/01/27Δ	265,000	240,029
2.50%, 06/01/40	20,000	15,679
2.60%, 06/01/50	130,000	97,043
Cogent Communications Group, Inc.
7.00%, 06/15/27 144A	600,000	575,565
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Comcast Corporation
3.38%, 08/15/25	$ 275,000	$ 271,505
3.95%, 10/15/25	477,000	479,557
3.30%, 02/01/27	344,000	334,612
3.30%, 04/01/27	1,710,000	1,658,101
4.15%, 10/15/28	1,180,000	1,177,858
3.40%, 04/01/30	320,000	300,536
4.25%, 10/15/30	520,000	513,249
5.65%, 06/15/35	420,000	457,652
4.40%, 08/15/35	60,000	58,245
6.50%, 11/15/35	7,000	8,184
3.90%, 03/01/38	30,000	27,180
3.25%, 11/01/39	400,000	329,393
3.75%, 04/01/40	265,000	232,711
3.40%, 07/15/46Δ	50,000	40,039
4.00%, 08/15/47	360,000	312,104
3.97%, 11/01/47	60,000	52,014
4.00%, 03/01/48	40,000	34,858
4.70%, 10/15/48	100,000	97,080
4.00%, 11/01/49	40,000	34,970
3.45%, 02/01/50	100,000	79,751
2.80%, 01/15/51Δ	340,000	241,236
2.89%, 11/01/51	450,000	322,060
2.94%, 11/01/56Δ	135,000	94,086
4.95%, 10/15/58	40,000	40,058
CommonSpirit Health
4.35%, 11/01/42Δ	40,000	36,205
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	259,146
3.13%, 03/15/51	65,000	50,035
CommScope, Inc.
6.00%, 03/01/26 144A Δ	130,000	119,992
4.75%, 09/01/29 144A Δ	10,000	8,095
ConocoPhillips Co.
6.95%, 04/15/29	220,000	252,064
3.80%, 03/15/52	10,000	8,580
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	121,245
3.95%, 04/01/50	140,000	121,735
Constellation Energy Generation LLC
3.25%, 06/01/25	1,600,000	1,534,037
Continental Resources, Inc.
4.50%, 04/15/23	556,000	558,833
2.27%, 11/15/26 144A	140,000	124,382
4.38%, 01/15/28	320,000	301,402
5.75%, 01/15/31 144A	270,000	261,554
4.90%, 06/01/44	180,000	142,061
Corebridge Financial, Inc.
3.65%, 04/05/27 144A	30,000	28,228
3.90%, 04/05/32 144A	685,000	615,208
4.40%, 04/05/52 144A	40,000	33,440
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	520,965
Costco Wholesale Corporation
1.60%, 04/20/30	570,000	481,374
Coterra Energy, Inc.
3.90%, 05/15/27 144A	725,000	695,809
	Par	Value
4.38%, 03/15/29 144A	$ 650,000	$ 638,214
Cox Communications, Inc.
2.95%, 10/01/50 144A	45,000	29,882
Crestwood Midstream Partners LP
5.63%, 05/01/27 144A	200,000	178,333
CRH America Finance, Inc.
3.40%, 05/09/27 144A	2,100,000	2,005,225
3.95%, 04/04/28 144A Δ	500,000	485,945
Crown Castle International Corporation REIT
3.15%, 07/15/23	725,000	717,414
3.10%, 11/15/29	70,000	61,865
CSC Holdings LLC
3.38%, 02/15/31 144A	980,000	727,312
4.50%, 11/15/31 144A	220,000	170,346
CSX Corporation
3.80%, 04/15/50	300,000	253,731
CubeSmart LP REIT
2.50%, 02/15/32	650,000	528,618
Cummins, Inc.
1.50%, 09/01/30	75,000	60,854
CVS Health Corporation
2.75%, 12/01/22	210,000	209,932
2.63%, 08/15/24Δ	205,000	200,574
3.88%, 07/20/25	143,000	142,310
3.63%, 04/01/27	200,000	194,998
4.30%, 03/25/28	565,000	559,582
3.75%, 04/01/30	1,090,000	1,020,640
1.88%, 02/28/31	70,000	56,123
2.13%, 09/15/31Δ	1,440,000	1,169,553
4.13%, 04/01/40	460,000	402,329
2.70%, 08/21/40	360,000	260,501
5.13%, 07/20/45	250,000	241,357
5.05%, 03/25/48	1,530,000	1,466,796
4.25%, 04/01/50	80,000	69,062
D.R. Horton, Inc.
4.38%, 09/15/22	800,000	800,628
Darling Ingredients, Inc.
6.00%, 06/15/30 144A	325,000	324,456
Deere & Co.
3.10%, 04/15/30	50,000	46,741
3.75%, 04/15/50Δ	480,000	439,148
Dell International LLC
5.45%, 06/15/23	735,000	742,654
5.85%, 07/15/25	25,000	25,810
6.02%, 06/15/26	1,025,000	1,065,794
8.10%, 07/15/36	20,000	23,380
8.35%, 07/15/46	19,000	23,710
Delta Air Lines, Inc.
7.00%, 05/01/25 144A	2,460,000	2,493,317
4.50%, 10/20/25 144A	700,000	680,828
4.75%, 10/20/28 144A	860,000	813,038
Devon Energy Corporation
5.85%, 12/15/25	310,000	323,041
5.25%, 10/15/27	38,000	38,499
4.50%, 01/15/30	32,000	30,261
5.60%, 07/15/41Δ	477,000	474,726
4.75%, 05/15/42Δ	710,000	644,990

See Notes to Financial Statements.

	Par	Value
5.00%, 06/15/45Δ	$1,240,000	$1,152,656
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	2,275,000	2,184,317
2.60%, 11/15/29	225,000	201,958
Diamondback Energy, Inc.
3.25%, 12/01/26Δ	90,000	87,878
3.50%, 12/01/29	310,000	284,240
Discover Financial Services
3.75%, 03/04/25	450,000	442,723
Discovery Communications LLC
3.63%, 05/15/30Δ	1,800,000	1,602,219
DISH DBS Corporation
5.88%, 11/15/24Δ	170,000	143,806
7.75%, 07/01/26	150,000	117,451
5.25%, 12/01/26 144A	120,000	94,286
5.75%, 12/01/28 144A	20,000	14,846
5.13%, 06/01/29	140,000	85,512
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	323,265
4.20%, 05/15/28	400,000	388,964
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	659,530
3.38%, 04/01/30Δ	225,000	205,897
2.25%, 08/15/31	2,300,000	1,893,475
Duke Energy Corporation
3.75%, 04/15/24	200,000	199,922
3.15%, 08/15/27Δ	550,000	519,974
2.45%, 06/01/30Δ	1,800,000	1,518,972
3.50%, 06/15/51	80,000	60,434
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	334,890
Duke Energy Progress LLC
3.40%, 04/01/32	2,300,000	2,141,124
DuPont de Nemours, Inc.
4.21%, 11/15/23	1,000,000	1,006,723
4.49%, 11/15/25	350,000	352,914
4.73%, 11/15/28	350,000	351,471
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	104,021
Eaton Corporation
2.75%, 11/02/22	410,000	409,795
4.15%, 11/02/42	200,000	179,878
Ecolab, Inc.
4.80%, 03/24/30	60,000	62,274
2.75%, 08/18/55Δ	68,000	47,513
Elevance Health, Inc.
2.95%, 12/01/22	390,000	389,844
3.35%, 12/01/24	130,000	128,322
3.65%, 12/01/27	250,000	243,512
4.10%, 05/15/32Δ	450,000	438,380
4.55%, 05/15/52	180,000	169,725
Emory University
1.57%, 09/01/25	1,600,000	1,490,308
2.14%, 09/01/30	1,170,000	1,026,117
Energy Transfer LP
(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 02/15/23ρ Δ ^	60,000	45,051
	Par	Value
4.20%, 09/15/23	$ 625,000	$ 626,209
4.50%, 11/01/23	310,000	311,684
4.25%, 04/01/24Δ	100,000	100,072
4.50%, 04/15/24	230,000	230,259
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ ^	280,000	234,693
5.95%, 12/01/25	300,000	310,913
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.69%), 6.50%, 11/15/26ρ Δ ^	60,000	53,185
5.50%, 06/01/27	1,175,000	1,193,675
4.95%, 05/15/28	900,000	880,681
4.95%, 06/15/28Δ	110,000	108,504
5.25%, 04/15/29	1,640,000	1,626,356
3.75%, 05/15/30	1,090,000	983,409
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.31%), 7.13%, 05/15/30ρ ^	360,000	309,835
5.30%, 04/01/44	20,000	17,386
5.30%, 04/15/47	125,000	108,488
5.40%, 10/01/47	50,000	43,971
6.00%, 06/15/48	50,000	47,073
6.25%, 04/15/49	590,000	573,162
Entegris Escrow Corporation
5.95%, 06/15/30 144A	650,000	619,801
Entergy Louisiana LLC
5.40%, 11/01/24Δ	1,200,000	1,240,908
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	586,819
3.13%, 07/31/29	100,000	90,090
2.80%, 01/31/30Δ	620,000	543,374
7.55%, 04/15/38	50,000	59,399
5.70%, 02/15/42	60,000	60,572
4.85%, 03/15/44	550,000	502,158
4.80%, 02/01/49	30,000	27,194
4.20%, 01/31/50	680,000	568,513
3.70%, 01/31/51Δ	220,000	172,389
3.95%, 01/31/60	120,000	95,179
(Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 02/15/78^	100,000	79,024
EOG Resources, Inc.
4.15%, 01/15/26	160,000	161,403
4.38%, 04/15/30Δ	40,000	40,202
3.90%, 04/01/35	260,000	240,310
4.95%, 04/15/50Δ	490,000	507,576
EPR Properties REIT
4.75%, 12/15/26	1,265,000	1,189,732
3.60%, 11/15/31	2,300,000	1,820,628
EQM Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,557,945
5.50%, 07/15/28	20,000	17,305
EQT Corporation
6.63%, 02/01/25	20,000	20,615
3.13%, 05/15/26 144A	10,000	9,378
3.90%, 10/01/27	910,000	848,316
5.00%, 01/15/29	100,000	96,966
3.63%, 05/15/31 144A	210,000	181,863
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Equinix, Inc. REIT
2.63%, 11/18/24	$1,700,000	$1,632,148
1.55%, 03/15/28	2,200,000	1,852,580
3.00%, 07/15/50	10,000	6,866
Equitable Holdings, Inc.
4.35%, 04/20/28	2,600,000	2,510,755
Exelon Corporation
4.05%, 04/15/30Δ	325,000	312,204
5.63%, 06/15/35	415,000	438,131
4.70%, 04/15/50	25,000	23,488
Expedia Group, Inc.
6.25%, 05/01/25 144A	2,054,000	2,118,011
4.63%, 08/01/27	525,000	504,895
3.80%, 02/15/28	300,000	273,700
2.95%, 03/15/31	2,350,000	1,871,641
Exxon Mobil Corporation
1.57%, 04/15/23	30,000	29,714
2.99%, 03/19/25	660,000	650,715
3.04%, 03/01/26	730,000	717,286
3.48%, 03/19/30	540,000	518,343
4.23%, 03/19/40	55,000	52,084
4.11%, 03/01/46	230,000	210,299
4.33%, 03/19/50	190,000	179,633
3.45%, 04/15/51	60,000	49,167
F&G Global Funding
5.15%, 07/07/25 144A	1,200,000	1,208,408
Federal Realty OP LP REIT
3.50%, 06/01/30	1,900,000	1,727,747
FedEx Corporation
4.05%, 02/15/48	375,000	314,647
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	1,948,951
Fifth Third Bancorp
2.38%, 01/28/25	375,000	359,451
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	550,000	530,306
Fiserv, Inc.
2.75%, 07/01/24	1,900,000	1,855,244
4.20%, 10/01/28	375,000	361,695
Florida Power & Light Co.
3.80%, 12/15/42Δ	425,000	379,507
Ford Motor Co.
3.25%, 02/12/32	600,000	450,825
Ford Motor Credit Co. LLC
2.98%, 08/03/22Δ	1,800,000	1,800,000
3.37%, 11/17/23	1,900,000	1,854,400
4.95%, 05/28/27Δ	580,000	540,003
2.90%, 02/16/28	380,000	306,810
2.90%, 02/10/29	200,000	157,159
5.11%, 05/03/29Δ	220,000	197,693
4.00%, 11/13/30	1,220,000	990,969
Fortune Brands Home & Security, Inc.
4.00%, 03/25/32	650,000	575,624
Fox Corporation
4.03%, 01/25/24	300,000	300,275
4.71%, 01/25/29	250,000	245,392
	Par	Value
3.50%, 04/08/30Δ	$ 125,000	$ 113,546
5.48%, 01/25/39	250,000	243,158
Freeport-McMoRan, Inc.
3.88%, 03/15/23	10,000	9,976
4.55%, 11/14/24	10,000	9,969
5.45%, 03/15/43Δ	362,000	335,675
GA Global Funding Trust
1.25%, 12/08/23 144A	2,300,000	2,208,800
2.90%, 01/06/32 144A	1,450,000	1,206,488
General Dynamics Corporation
3.50%, 05/15/25	40,000	39,853
3.75%, 05/15/28	40,000	39,290
4.25%, 04/01/40	30,000	28,739
4.25%, 04/01/50Δ	160,000	154,233
General Electric Co.
6.75%, 03/15/32Δ	44,000	49,266
5.88%, 01/14/38Δ	20,000	20,719
4.35%, 05/01/50	45,000	38,380
General Mills, Inc.
2.88%, 04/15/30	70,000	62,078
General Motors Co.
5.40%, 10/02/23	535,000	543,257
4.00%, 04/01/25Δ	200,000	197,531
6.13%, 10/01/25	190,000	196,699
6.60%, 04/01/36	20,000	20,284
5.15%, 04/01/38	50,000	43,677
5.95%, 04/01/49Δ	300,000	279,195
General Motors Financial Co., Inc.
4.30%, 07/13/25	300,000	295,477
4.35%, 01/17/27	560,000	537,672
5.65%, 01/17/29	500,000	499,360
4.30%, 04/06/29Δ	400,000	367,470
2.70%, 06/10/31	575,000	453,661
3.10%, 01/12/32Δ	100,000	80,465
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	230,376
4.50%, 02/01/45	275,000	253,792
4.75%, 03/01/46	20,000	19,222
Glencore Funding LLC
3.00%, 10/27/22 144A Δ	10,000	9,973
4.13%, 05/30/23 144A	20,000	19,969
4.13%, 03/12/24 144A	1,155,000	1,149,980
4.63%, 04/29/24 144A	658,000	658,647
1.63%, 04/27/26 144A	525,000	465,078
4.00%, 03/27/27 144A	480,000	461,987
3.88%, 10/27/27 144A	210,000	199,036
2.63%, 09/23/31 144A	575,000	463,982
3.38%, 09/23/51 144A	80,000	54,705
Global Payments, Inc.
2.65%, 02/15/25	400,000	382,105
2.90%, 05/15/30Δ	1,600,000	1,351,590
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/01/22† ρ	3,000	2,152
Goldman Sachs Group, Inc. (The)
3.20%, 02/23/23	250,000	250,163
3.85%, 07/08/24	150,000	150,457

See Notes to Financial Statements.

	Par	Value
3.50%, 04/01/25	$ 320,000	$ 314,100
4.25%, 10/21/25	530,000	526,766
3.50%, 11/16/26	700,000	672,152
(Floating, ICE LIBOR USD 3M + 1.75%), 2.99%, 10/28/27†	1,800,000	1,780,842
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	120,000	113,659
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	530,000	500,251
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	1,350,000	1,298,918
(Variable, U.S. SOFR + 1.26%), 2.65%, 10/21/32^	1,450,000	1,196,452
6.75%, 10/01/37	110,000	122,002
6.25%, 02/01/41	540,000	599,518
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	60,000	45,919
(Variable, U.S. SOFR + 1.47%), 2.91%, 07/21/42^	150,000	109,781
5.15%, 05/22/45	550,000	523,529
4.75%, 10/21/45	220,000	204,929
Goodman U.S. Finance Five LLC REIT
4.63%, 05/04/32 144A	2,000,000	1,964,440
Goodman U.S. Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	958,245
Great Lakes Dredge & Dock Corporation
5.25%, 06/01/29 144A	450,000	390,007
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	89,000	87,055
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	92,411
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	375,000	304,223
Halliburton Co.
3.80%, 11/15/25	26,000	25,772
6.70%, 09/15/38	50,000	55,023
5.00%, 11/15/45Δ	190,000	174,654
HCA, Inc.
5.25%, 04/15/25	120,000	120,348
5.25%, 06/15/26	10,000	9,968
5.38%, 09/01/26	1,600,000	1,589,264
3.13%, 03/15/27 144A Δ	2,100,000	1,909,766
3.50%, 09/01/30	180,000	153,649
3.63%, 03/15/32 144A	700,000	591,325
5.50%, 06/15/47	50,000	44,705
Healthcare Realty Trust, Inc. REIT
2.05%, 03/15/31	175,000	137,751
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,293,872
Hewlett Packard Enterprise Co.
2.25%, 04/01/23Δ	1,000,000	993,084
4.45%, 10/02/23	1,350,000	1,364,349
4.90%, 10/15/25	915,000	930,150
6.35%, 10/15/45	155,000	156,237
	Par	Value
Hilton Domestic Operating Co., Inc.
4.00%, 05/01/31 144A Δ	$ 986,000	$ 822,334
3.63%, 02/15/32 144A	657,000	523,412
Home Depot, Inc. (The)
2.50%, 04/15/27Δ	150,000	141,741
3.90%, 12/06/28	270,000	270,168
2.70%, 04/15/30	170,000	154,337
3.30%, 04/15/40	450,000	382,820
5.95%, 04/01/41	25,000	28,491
4.50%, 12/06/48	35,000	34,189
3.35%, 04/15/50	540,000	439,718
Honeywell International, Inc.
1.35%, 06/01/25	180,000	169,664
1.10%, 03/01/27Δ	70,000	62,263
Hormel Foods Corporation
1.80%, 06/11/30Δ	35,000	29,377
Host Hotels & Resorts LP REIT
2.90%, 12/15/31	475,000	377,681
HP, Inc.
4.00%, 04/15/29	1,705,000	1,598,914
Humana, Inc.
3.15%, 12/01/22	70,000	70,029
4.50%, 04/01/25	40,000	40,329
3.95%, 03/15/27	150,000	147,263
2.15%, 02/03/32Δ	90,000	72,957
4.63%, 12/01/42	60,000	55,859
4.95%, 10/01/44	70,000	68,201
4.80%, 03/15/47	10,000	9,647
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	547,795
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23	2,500,000	2,411,757
Huntsman International LLC
4.50%, 05/01/29	325,000	306,774
2.95%, 06/15/31	250,000	207,849
Hyatt Hotels Corporation
1.80%, 10/01/24	2,875,000	2,719,821
5.63%, 04/23/25	1,250,000	1,267,345
Hyundai Capital America
1.00%, 09/17/24 144A	1,150,000	1,068,407
1.65%, 09/17/26 144A	2,300,000	2,029,968
2.75%, 09/27/26	70,000	64,598
Intel Corporation
3.70%, 07/29/25	110,000	110,840
1.60%, 08/12/28	250,000	219,003
2.45%, 11/15/29	35,000	31,257
4.60%, 03/25/40	10,000	9,783
3.73%, 12/08/47	76,000	64,589
4.75%, 03/25/50Δ	160,000	157,383
3.05%, 08/12/51	120,000	89,598
Intercontinental Exchange, Inc.
3.00%, 06/15/50	1,500,000	1,097,315
International Business Machines Corporation
3.00%, 05/15/24	720,000	714,905
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
International Flavors & Fragrances, Inc.
1.83%, 10/15/27 144A	$ 650,000	$ 560,604
4.38%, 06/01/47	1,000,000	852,625
Intuit, Inc.
1.35%, 07/15/27	175,000	152,942
Invitation Homes Operating Partnership LP REIT
2.30%, 11/15/28	375,000	315,760
IPALCO Enterprises, Inc.
4.25%, 05/01/30	1,800,000	1,673,786
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	1,677,018
Jackson Financial, Inc.
5.67%, 06/08/32	600,000	580,452
JBS U.S.A. LUX SA
5.13%, 02/01/28 144A	1,200,000	1,174,074
5.50%, 01/15/30 144A Δ	55,000	52,136
Jefferies Finance LLC
5.00%, 08/15/28 144A	650,000	536,451
Jefferies Group LLC
4.15%, 01/23/30	25,000	22,484
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	800,000	797,885
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	770,000	750,971
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	175,000	174,447
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	1,425,000	1,421,163
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	632,000	535,317
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	650,000	619,643
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	430,713
2.95%, 10/01/26	700,000	666,523
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	855,241
4.25%, 10/01/27	130,000	128,898
3.63%, 12/01/27Δ	900,000	864,695
(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 02/01/28^	2,394,000	2,300,981
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,610,586
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	366,925
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	65,000	63,382
(Variable, U.S. SOFR + 1.75%), 4.57%, 06/14/30^	1,200,000	1,179,157
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	73,330
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	550,000	468,935
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	200,000	172,849
(Variable, U.S. SOFR + 1.18%), 2.55%, 11/08/32^	880,000	732,033
4.95%, 06/01/45Δ	400,000	382,680
	Par	Value
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	$ 170,000	$ 124,933
Kennedy-Wilson, Inc.
4.75%, 03/01/29	100,000	81,147
Keurig Dr. Pepper, Inc.
4.42%, 05/25/25	15,000	15,132
4.50%, 04/15/52	550,000	486,133
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	422,602
Kilroy Realty LP REIT
4.75%, 12/15/28	1,750,000	1,716,153
Kimberly-Clark Corporation
2.88%, 02/07/50Δ	5,000	3,799
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	2,250,000	2,244,193
4.25%, 09/01/24	980,000	981,242
Kinder Morgan, Inc.
4.30%, 03/01/28	50,000	48,691
5.20%, 03/01/48	10,000	9,157
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	29,999
Kraft Heinz Foods Co.
4.88%, 10/01/49	650,000	575,191
L3Harris Technologies, Inc.
5.05%, 04/27/45	50,000	48,710
Lear Corporation
5.25%, 05/15/49Δ	35,000	30,406
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	800
0.00%, 01/24/13#	2,300,000	9,200
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 08/22/22Ψ ††† #	2,330,000	—
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,381,165
Life Storage LP REIT
3.88%, 12/15/27	900,000	858,031
Lincoln National Corporation
3.05%, 01/15/30Δ	20,000	17,663
Lockheed Martin Corporation
3.90%, 06/15/32	160,000	158,065
4.50%, 05/15/36	50,000	49,775
4.15%, 06/15/53	860,000	804,458
Louisville Gas and Electric Co.
4.25%, 04/01/49	50,000	45,593
Lowe's Cos., Inc.
1.70%, 09/15/28	900,000	766,974
4.50%, 04/15/30	110,000	108,795
1.70%, 10/15/30	675,000	541,928
3.00%, 10/15/50	150,000	104,825
4.25%, 04/01/52	475,000	412,420
Magallanes, Inc.
3.76%, 03/15/27 144A	140,000	131,439
4.05%, 03/15/29 144A	180,000	165,006
4.28%, 03/15/32 144A	2,875,000	2,572,264
5.05%, 03/15/42 144A	370,000	315,364
5.14%, 03/15/52 144A	1,090,000	916,319

See Notes to Financial Statements.

	Par	Value
Maple Grove Funding Trust I
4.16%, 08/15/51 144A	$ 495,000	$ 386,422
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	118,487
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,495,990
4.63%, 06/15/30	600,000	575,817
Mars, Inc.
2.70%, 04/01/25 144A	400,000	391,124
3.20%, 04/01/30 144A	475,000	441,530
2.38%, 07/16/40 144A	150,000	109,372
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	1,100,000	1,090,012
4.38%, 03/15/29	500,000	494,623
Martin Marietta Materials, Inc.
3.20%, 07/15/51Δ	325,000	231,081
Masco Corporation
1.50%, 02/15/28	2,575,000	2,162,925
Mastercard, Inc.
3.30%, 03/26/27	250,000	245,847
2.95%, 06/01/29	65,000	60,955
3.85%, 03/26/50Δ	310,000	284,516
McDonald’s Corporation
1.45%, 09/01/25	40,000	37,257
3.50%, 03/01/27	360,000	353,182
3.50%, 07/01/27	390,000	382,463
3.80%, 04/01/28	90,000	88,273
3.60%, 07/01/30	160,000	152,465
6.30%, 03/01/38	50,000	56,843
3.63%, 09/01/49	130,000	107,646
4.20%, 04/01/50	600,000	537,257
Medtronic, Inc.
4.63%, 03/15/45Δ	36,000	36,157
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	324,111
MetLife, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.58%), 3.85%, 09/15/25ρ ^	1,000,000	892,954
6.40%, 12/15/36	50,000	50,408
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	2,000,000	1,931,666
Microchip Technology, Inc.
2.67%, 09/01/23	675,000	664,058
Microsoft Corporation
2.88%, 02/06/24	470,000	468,877
2.70%, 02/12/25	120,000	119,424
3.13%, 11/03/25Δ	55,000	55,048
2.40%, 08/08/26Δ	1,380,000	1,328,923
3.30%, 02/06/27	800,000	795,445
4.20%, 11/03/35	10,000	10,282
3.45%, 08/08/36	515,000	486,346
2.53%, 06/01/50	18,000	13,281
2.92%, 03/17/52Δ	37,000	29,246
2.68%, 06/01/60	22,000	15,808
3.04%, 03/17/62	108,000	84,006
	Par	Value
MidAmerican Energy Co.
3.65%, 04/15/29	$ 350,000	$ 340,339
Midwest Connector Capital Co. LLC
4.63%, 04/01/29 144A	65,000	61,373
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	290,000	285,889
Mondelez International, Inc.
1.50%, 05/04/25	670,000	626,125
Morgan Stanley
3.70%, 10/23/24	1,150,000	1,148,865
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	699,168
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	703,077
3.63%, 01/20/27	1,475,000	1,429,880
3.95%, 04/23/27	398,000	385,761
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	220,000	208,949
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	195,000	189,662
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,895,000	1,643,042
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	760,000	698,819
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	570,995
(Variable, U.S. SOFR + 1.20%), 2.51%, 10/20/32^	560,000	463,370
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	1,530,000	1,178,067
(Variable, U.S. SOFR + 1.43%), 2.80%, 01/25/52^	70,000	48,745
MPLX LP
4.88%, 12/01/24	230,000	231,825
4.88%, 06/01/25	100,000	100,609
4.00%, 03/15/28	50,000	47,546
4.80%, 02/15/29	575,000	566,074
4.50%, 04/15/38	430,000	377,733
4.70%, 04/15/48	320,000	269,693
5.50%, 02/15/49	595,000	553,228
MPT Operating Partnership LP REIT
5.00%, 10/15/27	60,000	55,003
4.63%, 08/01/29Δ	465,000	408,944
3.50%, 03/15/31	190,000	150,314
Nasdaq, Inc.
3.25%, 04/28/50	800,000	583,708
National Retail Properties, Inc. REIT
3.90%, 06/15/24	255,000	254,392
3.60%, 12/15/26	250,000	240,798
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	376,800
Nature Conservancy (The)
0.94%, 07/01/26	25,000	22,501
1.30%, 07/01/28	25,000	21,585
NetApp, Inc.
2.38%, 06/22/27	45,000	40,942
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
New York Life Global Funding
0.95%, 06/24/25 144A	$ 200,000	$ 184,465
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	965,000	840,032
2.25%, 06/01/30	1,900,000	1,597,318
5.00%, 07/15/32	450,000	461,442
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	1,970,252
Nielsen Finance LLC
4.50%, 07/15/29 144A	150,000	135,706
5.88%, 10/01/30 144A	83,000	76,360
4.75%, 07/15/31 144A	400,000	360,367
NIKE, Inc.
2.40%, 03/27/25	140,000	136,463
2.75%, 03/27/27	20,000	19,262
3.25%, 03/27/40	110,000	94,345
3.38%, 03/27/50Δ	270,000	230,257
NiSource, Inc.
0.95%, 08/15/25	70,000	62,976
3.49%, 05/15/27Δ	725,000	694,676
3.60%, 05/01/30Δ	100,000	91,717
3.95%, 03/30/48	450,000	374,268
Nissan Motor Acceptance Co. LLC
2.00%, 03/09/26 144A Δ	70,000	60,646
2.75%, 03/09/28 144A	2,200,000	1,841,387
Northrop Grumman Corporation
2.93%, 01/15/25	350,000	342,711
3.25%, 01/15/28	900,000	856,278
5.25%, 05/01/50	180,000	191,049
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	408,548
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	328,450
3.85%, 09/30/47 144A	250,000	208,090
NOV, Inc.
3.95%, 12/01/42	40,000	29,427
Novartis Capital Corporation
2.20%, 08/14/30	70,000	61,757
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	613,589
3.38%, 02/15/29 144A	318,000	257,009
3.63%, 02/15/31 144A	850,000	668,227
NVIDIA Corporation
2.85%, 04/01/30	415,000	380,296
3.50%, 04/01/40	620,000	543,823
3.50%, 04/01/50	870,000	740,544
3.70%, 04/01/60	460,000	387,215
Occidental Petroleum Corporation
6.95%, 07/01/24	290,000	299,212
5.55%, 03/15/26	435,000	432,790
3.20%, 08/15/26	260,000	234,333
7.88%, 09/15/31	280,000	307,847
6.45%, 09/15/36	205,000	210,621
4.63%, 06/15/45Δ	130,000	107,085
6.60%, 03/15/46	220,000	234,291
4.20%, 03/15/48	80,000	62,455
	Par	Value
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	$1,600,000	$1,359,612
ONEOK, Inc.
4.55%, 07/15/28	30,000	29,036
6.35%, 01/15/31	1,600,000	1,673,206
Oracle Corporation
1.65%, 03/25/26	65,000	58,335
3.85%, 07/15/36	35,000	28,172
3.60%, 04/01/40	400,000	299,551
4.00%, 07/15/46	250,000	185,295
Otis Worldwide Corporation
2.06%, 04/05/25	130,000	123,276
2.29%, 04/05/27Δ	200,000	181,238
2.57%, 02/15/30	25,000	21,622
Owl Rock Capital Corporation
2.88%, 06/11/28	2,200,000	1,729,559
Pacific Gas and Electric Co.
1.70%, 11/15/23	2,200,000	2,121,279
3.40%, 08/15/24	600,000	577,148
3.15%, 01/01/26	1,335,000	1,224,150
2.95%, 03/01/26Δ	800,000	727,915
2.10%, 08/01/27	370,000	310,473
4.55%, 07/01/30	1,865,000	1,658,936
2.50%, 02/01/31	610,000	467,168
3.30%, 08/01/40Δ	165,000	114,007
3.50%, 08/01/50Δ	70,000	46,890
PacifiCorp
4.15%, 02/15/50	60,000	54,249
Paramount Global
4.95%, 05/19/50	700,000	588,172
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	27,367
PayPal Holdings, Inc.
1.65%, 06/01/25	1,805,000	1,704,449
2.65%, 10/01/26	1,175,000	1,115,033
2.30%, 06/01/30	300,000	257,819
Penske Truck Leasing Co. LP
1.20%, 11/15/25 144A	70,000	62,577
PepsiCo, Inc.
0.75%, 05/01/23	300,000	295,050
2.25%, 03/19/25	20,000	19,504
2.63%, 03/19/27	30,000	28,811
1.63%, 05/01/30	250,000	212,213
2.88%, 10/15/49	100,000	79,591
PerkinElmer, Inc.
3.30%, 09/15/29	65,000	57,678
Phillips 66
3.70%, 04/06/23	1,475,000	1,475,328
3.85%, 04/09/25	100,000	99,475
1.30%, 02/15/26	175,000	157,602
4.65%, 11/15/34	65,000	63,189
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,290,604
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	62,630
2.15%, 01/15/31	290,000	239,070

See Notes to Financial Statements.

	Par	Value
Plains All American Pipeline LP
3.85%, 10/15/23	$1,625,000	$1,616,455
PNC Financial Services Group, Inc. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 09/15/26ρ ^	1,000,000	761,821
Post Holdings, Inc.
5.50%, 12/15/29 144A Δ	350,000	313,590
PPG Industries, Inc.
1.20%, 03/15/26	70,000	62,969
Prime Security Services Borrower LLC
3.38%, 08/31/27 144A	770,000	636,690
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	82,743
Procter & Gamble Co. (The)
2.80%, 03/25/27	75,000	72,618
2.85%, 08/11/27	10,000	9,687
3.00%, 03/25/30	160,000	151,130
Progress Energy, Inc.
7.75%, 03/01/31	350,000	409,455
Public Storage REIT
1.85%, 05/01/28Δ	70,000	60,690
0.50%, 09/09/30(E)	2,000,000	1,645,304
QUALCOMM, Inc.
4.65%, 05/20/35	60,000	61,537
Range Resources Corporation
5.00%, 03/15/23	322,000	320,120
4.88%, 05/15/25	10,000	9,772
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	74,278
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	118,622
3.95%, 08/16/25	530,000	531,869
3.50%, 03/15/27	550,000	537,867
4.13%, 11/16/28	665,000	656,937
2.25%, 07/01/30	270,000	233,010
4.50%, 06/01/42	90,000	85,983
4.05%, 05/04/47Δ	375,000	332,971
Realty Income Corporation REIT
4.63%, 11/01/25Δ	600,000	609,222
3.95%, 08/15/27	150,000	146,472
3.40%, 01/15/28	625,000	591,028
3.25%, 01/15/31	1,800,000	1,638,141
2.85%, 12/15/32	800,000	688,634
Regency Centers LP REIT
2.95%, 09/15/29	775,000	681,938
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,204,098
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	61,196
RELX Capital, Inc.
3.50%, 03/16/23	300,000	299,675
Republic Services, Inc.
2.50%, 08/15/24	190,000	184,119
Roche Holdings, Inc.
2.61%, 12/13/51 144A	820,000	596,574
	Par	Value
Rocket Mortgage LLC
4.00%, 10/15/33 144A	$ 850,000	$ 605,412
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	490,819
Rush Obligated Group
3.92%, 11/15/29	400,000	385,434
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	400,000	403,910
5.63%, 03/01/25	450,000	459,503
5.00%, 03/15/27	425,000	426,895
4.20%, 03/15/28	300,000	288,829
4.50%, 05/15/30	600,000	575,630
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,325,698
Safehold Operating Partnership LP REIT
2.85%, 01/15/32	750,000	603,357
Salesforce, Inc.
3.25%, 04/11/23	300,000	300,871
Santander Holdings U.S.A., Inc.
4.50%, 07/17/25	60,000	59,498
3.24%, 10/05/26	1,100,000	1,032,444
SBA Communications Corporation REIT
3.13%, 02/01/29	598,000	490,907
SBA Tower Trust REIT
2.84%, 01/15/25 144A	2,200,000	2,124,880
2.33%, 01/15/28 144A	2,300,000	2,043,597
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	190,000	189,059
3.90%, 05/17/28 144A	252,000	238,357
Sempra Energy
3.40%, 02/01/28	275,000	259,943
ServiceNow, Inc.
1.40%, 09/01/30	675,000	528,861
Sherwin-Williams Co. (The)
3.13%, 06/01/24	700,000	690,470
3.45%, 06/01/27	350,000	333,886
2.95%, 08/15/29Δ	475,000	425,411
Skyworks Solutions, Inc.
1.80%, 06/01/26	2,200,000	1,954,329
Sotheby's
5.88%, 06/01/29 144A	325,000	279,433
Southern California Edison Co.
3.70%, 08/01/25	2,830,000	2,786,432
4.20%, 03/01/29	400,000	385,283
4.88%, 03/01/49	55,000	49,962
Southern California Gas Co.
2.95%, 04/15/27	2,100,000	1,989,467
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,342,369
Southern Co. Gas Capital Corporation
3.25%, 06/15/26Δ	300,000	288,303
Southern Copper Corporation
5.25%, 11/08/42	2,310,000	2,263,049
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	468,676
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Southern Power Co.
0.90%, 01/15/26Δ	$2,200,000	$1,967,504
4.95%, 12/15/46	50,000	46,088
Southwest Gas Corporation
4.05%, 03/15/32	35,000	31,800
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	60,872
Southwestern Energy Co.
5.38%, 02/01/29	10,000	9,295
5.38%, 03/15/30Δ	70,000	64,542
4.75%, 02/01/32	120,000	102,833
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,408,545
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,182,211
4.00%, 07/15/29	750,000	686,668
Sprint Capital Corporation
8.75%, 03/15/32	60,000	72,404
Standard Industries, Inc.
5.00%, 02/15/27 144A	200,000	178,795
Starbucks Corporation
3.80%, 08/15/25	625,000	623,145
2.55%, 11/15/30Δ	1,900,000	1,622,540
State Street Corporation
(Variable, ICE LIBOR USD 3M + 1.03%), 4.14%, 12/03/29Δ ^	60,000	58,802
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	218,189
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	132,572
1.65%, 10/15/27	275,000	236,312
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	1,767,244
Sutter Health
2.29%, 08/15/30	215,000	184,796
Syneos Health, Inc.
3.63%, 01/15/29 144A	225,000	190,818
Sysco Corporation
6.60%, 04/01/40Δ	675,000	770,127
Take-Two Interactive Software, Inc.
3.70%, 04/14/27	470,000	456,654
Tallgrass Energy Partners LP
6.00%, 12/31/30 144A	10,000	8,313
Targa Resources Corporation
4.20%, 02/01/33Δ	610,000	553,352
Targa Resources Partners LP
6.50%, 07/15/27	355,000	364,239
5.00%, 01/15/28	70,000	66,746
6.88%, 01/15/29	1,150,000	1,175,495
5.50%, 03/01/30	120,000	114,721
4.88%, 02/01/31	250,000	228,359
4.00%, 01/15/32	30,000	25,729
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	54,330
4.90%, 09/15/44 144A	280,000	269,102
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	1,440,000	1,245,279
	Par	Value
Texas Instruments, Inc.
2.25%, 09/04/29	$ 50,000	$ 45,124
1.75%, 05/04/30	145,000	124,506
Textron, Inc.
2.45%, 03/15/31	1,700,000	1,398,424
Time Warner Cable LLC
6.55%, 05/01/37Δ	90,000	90,267
7.30%, 07/01/38	880,000	920,431
5.88%, 11/15/40	300,000	275,436
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,003,560
8.38%, 07/15/33	390,000	451,688
TJX Cos., Inc. (The)
2.25%, 09/15/26	40,000	37,532
3.88%, 04/15/30	45,000	43,832
T-Mobile U.S.A., Inc.
3.50%, 04/15/25	1,495,000	1,464,076
1.50%, 02/15/26Δ	400,000	361,912
3.75%, 04/15/27	1,250,000	1,204,666
2.05%, 02/15/28	1,025,000	890,867
3.38%, 04/15/29	170,000	149,244
3.88%, 04/15/30	3,290,000	3,073,501
2.55%, 02/15/31	1,570,000	1,322,723
3.50%, 04/15/31Δ	260,000	225,021
3.50%, 04/15/31 144A	190,000	164,438
2.70%, 03/15/32 144A Δ	610,000	512,520
3.00%, 02/15/41	365,000	272,776
3.40%, 10/15/52 144A Δ	380,000	281,476
Toyota Motor Credit Corporation
1.90%, 01/13/27	30,000	27,588
3.38%, 04/01/30	60,000	56,498
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	880,000	972,877
3.25%, 05/15/30	870,000	782,210
TransDigm, Inc.
6.38%, 06/15/26	350,000	327,950
7.50%, 03/15/27	300,000	283,392
4.63%, 01/15/29	130,000	104,955
Tronox, Inc.
4.63%, 03/15/29 144A	1,225,000	987,650
Trustage Financial Group, Inc.
4.63%, 04/15/32 144A	1,300,000	1,193,694
U.S. Bancorp
1.45%, 05/12/25	580,000	544,283
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.54%), 3.70%, 01/15/27ρ ^	775,000	596,750
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,078,482
2.10%, 08/01/32	150,000	116,829
Union Pacific Corporation
3.75%, 07/15/25	210,000	210,452
3.70%, 03/01/29Δ	65,000	63,202
2.80%, 02/14/32Δ	725,000	646,112
2.89%, 04/06/36	670,000	554,888
3.84%, 03/20/60	480,000	401,926
3.75%, 02/05/70	80,000	63,690

See Notes to Financial Statements.

	Par	Value
United Airlines, Inc.
4.38%, 04/15/26 144A	$ 210,000	$ 185,791
4.63%, 04/15/29 144A	310,000	264,025
United Rentals North America, Inc.
3.88%, 02/15/31Δ	60,000	50,735
3.75%, 01/15/32	190,000	156,397
UnitedHealth Group, Inc.
2.38%, 10/15/22	40,000	40,002
3.50%, 06/15/23	90,000	90,331
3.75%, 07/15/25	45,000	45,002
1.25%, 01/15/26Δ	90,000	83,112
4.00%, 05/15/29Δ	290,000	287,471
2.00%, 05/15/30	150,000	128,670
2.30%, 05/15/31	50,000	43,354
4.20%, 05/15/32Δ	200,000	200,007
2.75%, 05/15/40	700,000	546,347
4.25%, 06/15/48	215,000	200,972
4.45%, 12/15/48	50,000	48,123
3.70%, 08/15/49	170,000	145,356
2.90%, 05/15/50	290,000	217,792
3.88%, 08/15/59	190,000	164,564
3.13%, 05/15/60Δ	30,000	21,955
Universal Health Services, Inc.
2.65%, 10/15/30 144A	700,000	560,532
University of Chicago (The)
5.42%, 10/01/30	100,000	105,376
Valero Energy Corporation
2.85%, 04/15/25	600,000	580,433
Vanguard Group, Inc. (The)
3.05%, 08/22/50Ψ †††	390,000	283,533
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,489,041
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 144A	200,000	165,595
Verizon Communications, Inc.
3.00%, 03/22/27	70,000	66,545
2.10%, 03/22/28	290,000	257,822
4.33%, 09/21/28	2,018,000	2,009,107
3.88%, 02/08/29	660,000	639,165
3.15%, 03/22/30	1,465,000	1,333,501
1.75%, 01/20/31	250,000	201,040
2.55%, 03/21/31	1,860,000	1,591,894
2.36%, 03/15/32	3,561,000	2,955,622
4.50%, 08/10/33	520,000	507,691
5.25%, 03/16/37	530,000	550,011
2.65%, 11/20/40	840,000	617,605
3.40%, 03/22/41	80,000	65,267
3.85%, 11/01/42	40,000	34,182
4.13%, 08/15/46	890,000	790,928
4.86%, 08/21/46	290,000	286,081
5.50%, 03/16/47	40,000	43,163
4.00%, 03/22/50	160,000	138,635
2.88%, 11/20/50Δ	830,000	590,207
2.99%, 10/30/56	746,000	519,612
Vertiv Group Corporation
4.13%, 11/15/28 144A Δ	100,000	81,346
Visa, Inc.
3.15%, 12/14/25	510,000	502,882
	Par	Value
2.05%, 04/15/30	$ 270,000	$ 237,126
4.30%, 12/14/45	460,000	455,129
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,850,000	1,787,502
VMware, Inc.
4.65%, 05/15/27Δ	700,000	697,060
3.90%, 08/21/27Δ	500,000	480,370
1.80%, 08/15/28	225,000	187,081
2.20%, 08/15/31	600,000	473,084
Volkswagen Group of America Finance LLC
3.13%, 05/12/23 144A	1,600,000	1,589,070
Vontier Corporation
2.40%, 04/01/28	700,000	590,264
Voya Financial, Inc.
5.70%, 07/15/43	170,000	173,584
Walmart, Inc.
1.50%, 09/22/28	150,000	131,660
1.80%, 09/22/31	80,000	67,998
5.25%, 09/01/35Δ	55,000	61,165
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	627,000
6.65%, 11/15/37	150,000	179,012
Waste Management, Inc.
1.15%, 03/15/28	250,000	213,267
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	743,693
Wells Fargo & Co.
4.48%, 01/16/24	396,000	400,997
3.75%, 01/24/24	365,000	366,139
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	1,540,000	1,442,719
4.10%, 06/03/26	440,000	433,572
3.00%, 10/23/26	2,210,000	2,086,741
4.30%, 07/22/27	1,780,000	1,761,914
4.15%, 01/24/29	125,000	120,970
(Variable, U.S. SOFR + 1.43%), 2.88%, 10/30/30^	410,000	360,886
(Variable, U.S. SOFR + 4.03%), 4.48%, 04/04/31^	420,000	411,161
(Variable, U.S. SOFR + 1.50%), 3.35%, 03/02/33^	150,000	133,242
5.38%, 11/02/43	190,000	186,543
4.65%, 11/04/44Δ	770,000	694,184
4.90%, 11/17/45	370,000	343,793
4.75%, 12/07/46	260,000	238,615
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	3,450,000	3,393,065
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	889,477
3.10%, 01/15/30	65,000	57,628
Western Digital Corporation
2.85%, 02/01/29	20,000	16,316
3.10%, 02/01/32	40,000	30,747
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 1.85%), 2.62%, 01/13/23†	80,000	79,606
3.60%, 02/01/25	220,000	203,111
4.50%, 03/01/28	60,000	54,398
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.55%, 02/01/30	$ 780,000	$ 676,880
5.45%, 04/01/44	75,000	62,480
5.30%, 03/01/48	65,000	52,525
5.50%, 08/15/48	160,000	130,708
5.75%, 02/01/50	130,000	104,781
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	296,647
7.50%, 01/15/31	100,000	115,141
7.75%, 06/15/31	1,005,000	1,180,296
8.75%, 03/15/32	181,000	226,166
5.75%, 06/24/44	160,000	159,920
Workday, Inc.
3.50%, 04/01/27	445,000	425,915
3.70%, 04/01/29Δ	515,000	482,226
3.80%, 04/01/32Δ	1,185,000	1,084,003
WP Carey, Inc. REIT
4.60%, 04/01/24	1,160,000	1,166,476
4.00%, 02/01/25	105,000	104,390
3.85%, 07/15/29	900,000	839,226
WR Grace Holdings LLC
4.88%, 06/15/27 144A Δ	730,000	636,188
WRKCo, Inc.
3.75%, 03/15/25	500,000	496,029
4.00%, 03/15/28	1,100,000	1,074,220
WW Grainger, Inc.
4.60%, 06/15/45	55,000	52,802
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,155,252
XPO Logistics, Inc.
6.25%, 05/01/25 144A Δ	22,000	21,872
Total Corporate Bonds (Cost $601,822,537)		545,348,757
FOREIGN BONDS — 10.3%
Argentina — 0.0%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	21,595
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	1,614,303	382,886
(Step to 1.50% on 07/09/22), 1.13%, 07/09/35 STEP	451,796	97,870
(Step to 3.50% on 07/09/22), 2.50%, 07/09/41 STEP	810,000	218,465
		720,816
Australia — 0.2%
BHP Billiton Finance U.S.A., Ltd.
5.00%, 09/30/43	170,000	175,028
Commonwealth Bank of Australia
3.90%, 07/12/47 144A Δ	110,000	97,593
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	225,000	178,653
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	1,175,000	1,034,563
	Par	Value
(Variable, U.S. SOFR + 2.41%), 4.44%, 06/21/33 144A ^	$ 650,000	$ 601,954
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	1,575,000	1,393,038
Westpac Banking Corporation
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	168,401
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	275,000	251,614
		3,900,844
Austria — 0.1%
Suzano Austria GmbH
3.75%, 01/15/31	460,000	372,697
3.13%, 01/15/32Δ	720,000	543,722
		916,419
Brazil — 0.1%
Brazilian Government International Bond
5.63%, 01/07/41Δ	340,000	272,063
5.00%, 01/27/45	2,050,000	1,469,195
Vale Overseas, Ltd.
6.25%, 08/10/26Δ	105,000	109,808
6.88%, 11/21/36	484,000	520,612
		2,371,678
Canada — 0.5%
1011778 BC ULC
4.00%, 10/15/30 144A	446,000	359,358
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	75,000	70,006
Bank of Montreal
1.85%, 05/01/25Δ	500,000	473,636
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	92,771
Bank of Nova Scotia (The)
1.30%, 06/11/25Δ	270,000	250,763
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.05%), 4.59%, 05/04/37^	260,000	239,346
Barrick Gold Corporation
5.25%, 04/01/42	330,000	325,567
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A Δ	600,000	444,948
Brookfield Finance, Inc.
4.85%, 03/29/29	30,000	29,743
3.50%, 03/30/51	800,000	577,069
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	270,000	262,333
Canadian National Railway Co.
2.45%, 05/01/50	35,000	23,639
Canadian Pacific Railway Co.
2.45%, 12/02/31	400,000	342,661
3.00%, 12/02/41	30,000	23,520
3.10%, 12/02/51	370,000	273,162

See Notes to Financial Statements.

	Par	Value
Cenovus Energy, Inc.
6.75%, 11/15/39	$ 25,000	$ 26,712
CGI, Inc.
1.45%, 09/14/26	2,300,000	2,032,949
Enbridge, Inc.
2.50%, 08/01/33	850,000	687,908
GFL Environmental, Inc.
3.75%, 08/01/25 144A	1,025,000	952,466
Rogers Communications, Inc.
3.80%, 03/15/32 144A	650,000	595,152
3.70%, 11/15/49Δ	50,000	38,203
Royal Bank of Canada
1.60%, 04/17/23Δ	430,000	425,376
1.15%, 06/10/25	260,000	240,885
Teck Resources, Ltd.
3.90%, 07/15/30Δ	275,000	253,221
6.00%, 08/15/40	10,000	10,048
Toronto-Dominion Bank (The)
0.75%, 06/12/23	500,000	486,430
1.15%, 06/12/25	260,000	240,130
4.46%, 06/08/32	775,000	767,065
		10,545,067
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31Δ	1,800,000	1,539,283
China — 0.3%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	1,175,000	1,125,864
2.88%, 02/15/25 144A	800,000	736,838
2.13%, 02/21/26 144A	2,500,000	2,164,344
4.25%, 04/15/26 144A	125,000	115,915
Baidu, Inc.
3.43%, 04/07/30	400,000	367,829
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	152,606
Huarong Finance II Co., Ltd.
4.88%, 11/22/26	200,000	183,750
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A Δ	15,000	15,001
4.50%, 03/15/23 144A	20,000	19,933
5.50%, 02/15/24 144A	60,000	59,553
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	396,764
Tencent Holdings, Ltd.
3.84%, 04/22/51 144A	910,000	707,586
		6,045,983
Colombia — 0.1%
Colombia Government International Bond
4.13%, 02/22/42Δ	650,000	405,487
5.63%, 02/26/44	1,080,000	779,687
Ecopetrol SA
5.88%, 05/28/45Δ	1,160,000	791,700
		1,976,874
	Par	Value
Denmark — 0.2%
Danske Bank A/S
5.38%, 01/12/24 144A	$ 340,000	$ 343,284
1.23%, 06/22/24 144A	280,000	263,666
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	209,844
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,612,859
Jyske Realkredit A/S
1.50%, 10/01/53(D) Ψ †††	9,967,165	1,098,967
Realkredit Danmark A/S
1.50%, 10/01/53(D) Ψ †††	5,935,154	688,883
		4,217,503
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	170,000	127,421
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	8,515
France — 0.8%
Altice France SA
5.50%, 10/15/29 144A Δ	250,000	191,746
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	922,937
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	192,500
3.38%, 01/09/25 144A	450,000	440,019
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	450,000	450,121
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,790,000	1,654,945
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	685,867
4.40%, 08/14/28 144A	1,040,000	996,169
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,539,750
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	408,522
BPCE SA
4.00%, 09/12/23 144A	750,000	749,645
4.63%, 09/12/28 144A	375,000	363,280
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	297,027
(Variable, U.S. SOFR + 1.73%), 3.12%, 10/19/32 144A ^	875,000	706,005
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	289,796
4.38%, 03/17/25	275,000	270,747
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	$2,025,000	$ 1,865,087
4.13%, 01/10/27 144A Δ	450,000	438,287
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	228,600
Danone SA
2.59%, 11/02/23 144A	650,000	642,748
2.95%, 11/02/26 144A	310,000	297,689
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,502,094
		15,133,581
Germany — 0.4%
Commerzbank AG
(Variable, 6.36% - EUR Swap Rate 5Y), 6.13%, 10/09/25(E) ρ ^	400,000	379,964
Deutsche Bank AG
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,025,933
4.10%, 01/13/26	65,000	64,303
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	1,500,000	1,462,420
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	400,235
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	900,000	778,929
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	800,000	692,381
(Variable, U.S. SOFR + 1.72%), 3.04%, 05/28/32^	560,000	443,669
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	1,100,000	1,146,115
		7,393,949
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A Δ	200,000	198,436
Hungary — 0.0%
Hungary Government International Bond
5.50%, 06/16/34 144A	330,000	320,836
Indonesia — 0.1%
Indonesia Government International Bond
3.05%, 03/12/51Δ	700,000	537,238
3.35%, 03/12/71	240,000	170,399
Perusahaan Penerbit SBSN Indonesia III
2.55%, 06/09/31 144A	590,000	502,828
		1,210,465
Ireland — 0.4%
AerCap Ireland Capital DAC
3.30%, 01/23/23	525,000	523,028
4.88%, 01/16/24	350,000	348,380
	Par	Value
3.15%, 02/15/24	$ 330,000	$ 319,573
6.50%, 07/15/25	290,000	297,144
2.45%, 10/29/26	1,160,000	1,010,894
3.00%, 10/29/28	1,480,000	1,248,031
3.30%, 01/30/32	1,375,000	1,102,092
AIB Group PLC
4.75%, 10/12/23 144A	950,000	951,181
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	250,000	233,818
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	892,770
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	843,000	709,688
		7,636,599
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	368,372
Israel — 0.6%
Bank of Israel Bill - Makam
0.00%, 09/07/22(ZC) »	5,700,000	1,634,143
0.00%, 10/07/22(ZC) »	15,800,000	4,524,754
0.73%, 04/05/23(ZC) Ω	6,600,000	1,879,884
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,464,375
2.75%, 07/03/30	2,060,000	1,912,945
3.38%, 01/15/50	430,000	348,632
		11,764,733
Italy — 0.3%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	580,032
3.38%, 01/12/23 144A	220,000	219,080
5.02%, 06/26/24 144A	1,310,000	1,251,184
3.25%, 09/23/24 144A	1,400,000	1,356,521
5.71%, 01/15/26 144A	200,000	190,836
UniCredit SpA
7.83%, 12/04/23 144A	3,100,000	3,211,347
		6,809,000
Japan — 0.9%
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,175,587
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25	2,100,000	1,931,051
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.13%), 3.84%, 04/17/26^	270,000	266,542
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 4.08%, 04/19/28Δ ^	270,000	263,258
4.29%, 07/26/38	30,000	27,931
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,497,032

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.25%), 3.26%, 05/22/30^	$ 2,100,000	$ 1,884,492
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	324,635
3.52%, 09/17/25 144A	3,210,000	3,041,964
4.35%, 09/17/27 144A	770,000	707,428
Nomura Holdings, Inc.
2.61%, 07/14/31	270,000	215,624
Panasonic Holdings Corporation
2.54%, 07/19/22 144A	1,302,000	1,301,895
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	2,375,000	2,377,846
1.90%, 09/17/28	2,300,000	1,951,584
Takeda Pharmaceutical Co., Ltd.
2.05%, 03/31/30	700,000	586,165
		18,553,034
Jersey — 0.0%
Galaxy Pipeline Assets Bidco, Ltd.
2.94%, 09/30/40	923,654	755,760
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	176,855
Luxembourg — 0.0%
ArcelorMittal SA
7.00%, 10/15/39Δ	70,000	70,747
Mexico — 1.0%
Mexican Bonos
7.75%, 11/23/34(M)	15,250,000	684,872
7.75%, 11/13/42(M)	245,995,200	10,702,586
8.00%, 11/07/47(M)	55,770,000	2,475,353
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	309,816
5.50%, 07/31/47	200,000	137,734
Mexico Government International Bond
2.66%, 05/24/31	760,000	627,364
4.75%, 04/27/32Δ	2,300,000	2,210,741
3.50%, 02/12/34	2,011,000	1,666,092
4.28%, 08/14/41	200,000	158,567
3.77%, 05/24/61Δ	702,000	457,256
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	350,000	312,963
2.88%, 05/11/31 144A	520,000	418,314
Petroleos Mexicanos
6.88%, 08/04/26	200,000	180,607
6.63%, 06/15/35	19,000	13,016
6.38%, 01/23/45	370,000	224,910
		20,580,191
Netherlands — 1.0%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	199,213
	Par	Value
(Variable, 4.67% - EUR Swap Rate 5Y), 4.38%, 09/22/25(E) ρ ^	$ 400,000	$ 372,477
Cooperatieve Rabobank UA
4.38%, 08/04/25	670,000	665,387
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	739,646
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A Δ ^	280,000	266,183
Deutsche Telekom International Finance BV
8.75%, 06/15/30	35,000	43,190
Enel Finance International NV
1.88%, 07/12/28 144A	1,150,000	965,321
5.00%, 06/15/32 144A	1,200,000	1,159,855
2.88%, 07/12/41 144A	2,300,000	1,552,416
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	510,922
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,599,205
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	909,391
JDE Peet's NV
1.38%, 01/15/27 144A	475,000	408,938
Lundin Energy Finance BV
2.00%, 07/15/26 144A	650,000	581,438
NXP BV
2.70%, 05/01/25	1,870,000	1,779,573
3.88%, 06/18/26Δ	1,500,000	1,446,864
3.40%, 05/01/30	250,000	220,778
2.50%, 05/11/31	1,200,000	987,743
Petrobras Global Finance BV
6.00%, 01/27/28Δ	1,290,000	1,284,472
6.85%, 06/05/15π Δ	550,000	452,944
Prosus NV
3.68%, 01/21/30 144A	200,000	159,513
3.06%, 07/13/31 144A	1,120,000	825,662
4.03%, 08/03/50 144A	220,000	136,968
3.83%, 02/08/51 144A	420,000	253,707
Shell International Finance BV
2.88%, 05/10/26	360,000	348,210
2.38%, 11/07/29	35,000	30,932
4.13%, 05/11/35	60,000	57,231
4.55%, 08/12/43	120,000	114,100
4.38%, 05/11/45	660,000	615,191
4.00%, 05/10/46	330,000	294,657
3.25%, 04/06/50Δ	310,000	245,027
Syngenta Finance NV
5.18%, 04/24/28 144A	200,000	202,652
		19,429,806
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
New Zealand — 0.0%
ASB Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.25%), 5.28%, 06/17/32 144A ^	$ 600,000	$ 594,284
Nigeria — 0.1%
Nigeria Government International Bond
7.14%, 02/23/30	690,000	489,555
7.88%, 02/16/32	520,000	363,610
		853,165
Norway — 0.0%
Equinor ASA
1.75%, 01/22/26	65,000	60,637
Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32	890,000	696,120
4.50%, 04/16/50	250,000	204,060
		900,180
Paraguay — 0.0%
Paraguay Government International Bond
3.85%, 06/28/33 144A	240,000	196,229
Peru — 0.2%
Peruvian Government International Bond
8.20%, 08/12/26	7,000,000	1,913,908
6.35%, 08/12/28(ZB)	6,100,000	1,503,586
2.78%, 01/23/31	320,000	272,848
5.63%, 11/18/50Δ	330,000	342,806
2.78%, 12/01/60Δ	10,000	6,215
3.23%, 07/28/21~ Δ	50,000	30,800
		4,070,163
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,080,000	1,081,667
Qatar — 0.1%
Qatar Energy
3.13%, 07/12/41 144A	200,000	157,342
3.30%, 07/12/51 144A	200,000	154,923
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	558,686
5.10%, 04/23/48Δ	1,000,000	1,049,765
		1,920,716
Romania — 0.2%
Romanian Government International Bond
3.00%, 02/27/27 144A	2,670,000	2,360,558
3.62%, 05/26/30(E) 144A Δ	510,000	438,160
3.00%, 02/14/31 144A	130,000	100,517
2.00%, 01/28/32(E) 144A	70,000	50,234
	Par	Value
2.00%, 04/14/33(E)	$ 2,400,000	$1,637,061
3.38%, 01/28/50(E) 144A	60,000	37,583
3.38%, 01/28/50(E)	70,000	43,847
		4,667,960
Russia — 0.1%
Russian Federal Bond - OFZ
7.00%, 08/16/23(Q) Ψ †††	52,440,000	85,811
7.75%, 09/16/26(Q) Ψ †††	9,710,000	15,889
8.15%, 02/03/27(Q) Ψ †††	87,410,000	143,035
7.05%, 01/19/28(Q) Ψ †††	110,471,000	180,771
6.90%, 05/23/29(Q) Ψ †††	455,677,000	745,653
7.25%, 05/10/34(Q) Ψ †††	48,570,000	79,478
7.70%, 03/16/39(Q) Ψ †††	135,260,000	221,334
		1,471,971
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
3.50%, 04/16/29	1,130,000	1,080,053
Singapore — 0.0%
Greenko Power II, Ltd.
4.30%, 12/13/28 144A Δ	195,500	156,644
South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	280,000	239,882
5.88%, 04/20/32	360,000	308,203
7.30%, 04/20/52	370,000	296,814
		844,899
South Korea — 0.0%
Korea Development Bank (The)
2.00%, 02/24/25Δ	220,000	211,390
Spain — 0.2%
Banco Santander SA
3.85%, 04/12/23	400,000	399,808
2.75%, 05/28/25	2,200,000	2,086,254
3.31%, 06/27/29	400,000	363,557
2.75%, 12/03/30	200,000	159,049
Cellnex Finance Co. SA
1.25%, 01/15/29(E)	500,000	391,467
Telefonica Emisiones SA
5.21%, 03/08/47	400,000	355,322
		3,755,457
Supranational — 0.1%
African Export-Import Bank (The)
3.80%, 05/17/31 144A	250,000	205,775
Asian Development Bank
6.55%, 01/26/25(S)	34,000,000	2,029,588
		2,235,363

See Notes to Financial Statements.

	Par	Value
Sweden — 0.0%
Samhallsbyggnadsbolaget i Norden AB
(Variable, 3.23% - EUR Swap Rate 5Y), 2.63%, 12/14/25(E) ρ Δ ^	$ 565,000	$ 193,466
Swedbank AB
1.30%, 06/02/23 144A	330,000	323,125
		516,591
Switzerland — 0.6%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	225,563
2.95%, 04/09/25	665,000	637,354
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	2,100,000	2,081,729
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	250,000	235,474
(Variable, USD ICE Swap Rate 5Y + 4.33%), 7.25%, 09/12/25 144A ρ Δ ^	400,000	347,600
4.55%, 04/17/26	1,140,000	1,116,244
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	553,699
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.38%), 9.75%, 06/23/27 144A ρ ^	1,270,000	1,300,162
4.28%, 01/09/28 144A	1,800,000	1,682,153
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	382,310
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	630,000	558,041
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	755,000	601,626
UBS AG
4.50%, 06/26/48 144A	280,000	266,140
UBS Group AG
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	200,000	199,943
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	820,363
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 4.49%, 05/12/26 144A ^	270,000	269,340
4.25%, 03/23/28 144A	760,000	737,993
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 2.75%, 02/11/33 144A ^	395,000	321,821
		12,337,555
Taiwan — 0.0%
TSMC Global, Ltd.
2.25%, 04/23/31 144A	200,000	169,139
	Par	Value
Turkey — 0.0%
Turkey Government International Bond
5.25%, 03/13/30	$ 200,000	$ 143,379
5.88%, 06/26/31	200,000	143,976
		287,355
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	410,000	410,180
3.13%, 04/16/30 144A	1,500,000	1,426,053
3.88%, 04/16/50 144A	260,000	231,615
DP World, Ltd.
5.63%, 09/25/48 144A	620,000	582,648
		2,650,496
United Kingdom — 1.1%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	687,059
4.00%, 09/11/27 144A	220,000	209,356
Barclays Bank PLC
7.63%, 11/21/22	415,000	419,168
Barclays PLC
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	800,000	756,536
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	1,731,424
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,450,000	1,370,011
British Telecommunications PLC
9.63%, 12/15/30	45,000	56,053
CK Hutchison International 21, Ltd.
2.50%, 04/15/31 144A	200,000	173,602
CSL Finance PLC
3.85%, 04/27/27 144A	150,000	148,708
4.25%, 04/27/32 144A	460,000	450,294
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	106,076
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 1.00%), 2.46%, 05/18/24†	300,000	297,644
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	616,766
4.25%, 08/18/25	220,000	217,234
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	1,050,000	963,267
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	342,240
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29Δ ^	310,000	299,150
4.95%, 03/31/30	200,000	197,782
(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32Δ ^	330,000	270,365
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	580,000	535,571
6.50%, 09/15/37	120,000	128,243
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Lloyds Bank PLC
0.00%, 04/02/32 STEP	$2,000,000	$ 1,286,847
Lloyds Banking Group PLC
3.90%, 03/12/24	210,000	208,874
4.38%, 03/22/28	2,400,000	2,334,273
4.55%, 08/16/28	230,000	224,975
NatWest Group PLC
3.88%, 09/12/23	579,000	577,463
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,200,450
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,203,556
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	192,245
Royalty Pharma PLC
1.20%, 09/02/25	1,700,000	1,517,357
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 1.48%), 2.90%, 03/15/32^	1,200,000	996,673
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	121,055
Virgin Media Secured Finance PLC
5.50%, 05/15/29 144A	210,000	188,188
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 144A	400,000	322,654
4.75%, 07/15/31 144A	220,000	178,200
Vodafone Group PLC
4.38%, 05/30/28	340,000	338,752
6.15%, 02/27/37	10,000	10,809
		21,878,920
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31Δ	200,000	202,562
Total Foreign Bonds (Cost $244,306,379)		204,916,163
LOAN AGREEMENTS — 0.7%
1011778 B.C. Unlimited Liability Co. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 11/19/26†	117,300	112,315
Ali Group S.R.L. Term Loan B
0.00%, 10/13/28† Σ	150,000	143,850
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.17%, 10/01/26†	216,061	208,229
Ascend Performance Materials Operations LLC 2021 Refinancing Term Loan
0.00%, 08/27/26† Σ	598,481	585,015
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.67%, 11/03/24†	261,792	246,216
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 4.92%, 07/31/27†	237,600	215,622
	Par	Value
athenahealth Group, Inc. Initial DDTL
0.00%, 02/15/29† ≈	$152,174	$140,571
athenahealth Group, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 5.01%, 02/15/29†	897,826	829,371
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 3.85%, 12/01/27†	177,750	169,363
BCPE Empire Holdings, Inc. Amendment No.3 Term Loan
0.00%, 06/11/26† Σ	500,000	471,250
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 4.42%, 08/01/25†	138,250	131,086
Brown Group Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.50% Floor), 4.17%, 06/07/28†	318,288	302,672
Brown Group Holdings LLC Term Loan B2
0.00%, 06/08/29† Σ	600,000	577,248
Castlelake Aviation One Designated Activity Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.50% Floor), 4.58%, 10/22/26†	138,102	132,354
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 04/30/25†	151,904	148,375
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 02/01/27†	128,030	122,383
Clarios Global LP Amendment No. 1 Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 4.92%, 04/30/26†	608,332	569,551
Cloudera, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 0.50% Floor), 5.42%, 10/08/28†	219,450	202,626
CSC Holdings LLC October 2018 Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.57%, 01/15/26†	128,670	120,066
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 5.67%, 10/16/26†	431,200	413,335
DCG Acquisition Corporation Term Loan B
0.00%, 09/30/26† Σ	299,242	281,288

See Notes to Financial Statements.

	Par	Value
Del Monte Foods, Inc. Initial Term Loan
0.00%, 05/16/29† Σ	$600,000	$567,000
Delta Topco, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 5.84%, 12/01/27†	385,277	349,882
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 3.88%, 12/22/27†	138,250	131,597
EyeCare Partners LLC Amendment No. 1 Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 6.00%, 11/15/28†	600,000	554,751
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%), 6.00%, 02/18/27†	402,413	373,365
First Brands Group LLC 2021 Term Loan
0.00%, 03/30/27† Σ	598,485	570,954
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 3.67%, 07/03/24†	85,402	82,224
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 3.67%, 11/30/23†	96,119	95,298
Froneri International Limited Facility B2
(Floating, ICE LIBOR USD 1M + 2.25%), 3.92%, 01/29/27†	265,275	244,828
Genesee & Wyoming Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.25%, 12/30/26†	58,800	56,628
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 5.25%, 10/02/25†	598,366	558,165
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.37%, 06/22/26†	68,355	65,874
Hudson River Trading LLC Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 4.64%, 03/20/28†	326,700	306,730
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.67%, 05/01/26†	167,519	156,072
	Par	Value
II-VI, Inc. Term Loan B
0.00%, 12/08/28† Σ	$520,000	$499,850
INEOS Styrolution Group GmbH 2026 Tranche B Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 4.42%, 01/29/26†	78,551	74,353
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.42%, 01/26/28†	43,944	42,362
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 03/01/27†	227,945	211,800
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 5.42%, 11/16/25†	57,463	53,778
New Trojan Parent, Inc. Initial Term Loan
0.00%, 01/06/28† Σ	498,741	448,036
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.17%, 09/18/26†	282,063	278,791
PECF USS Intermediate Holding III Corporation Initial Term Loan
0.00%, 12/15/28† Σ	398,998	361,508
Pelican Products, Inc. Initial Term Loan
0.00%, 12/29/28† Σ	99,749	93,266
Rackspace Technology Global, Inc. 2021 Term B Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 02/15/28†	158,200	144,654
Setanta Aircraft Leasing DAC Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.25%, 11/05/28†	680,000	648,836
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.92%, 12/09/25†	39,495	37,553
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 04/29/26†	347,268	324,522
Univision Communications, Inc. 2021 Replacement Converted First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 4.92%, 03/15/26†	109,148	103,327
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 5.67%, 08/27/25†	206,931	198,654
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
VFH Parent LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 4.43%, 01/13/29†	$ 280,000	$ 266,118
Total Loan Agreements (Cost $14,646,743)		14,023,562
MORTGAGE-BACKED SECURITIES — 34.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 2.07%, 09/15/34 144A †	1,200,000	1,178,390
Alameda Corridor Transportation Authority Senior Lien, Series 2022-B
5.40%, 10/01/46	1,250,000	1,250,000
Alba PLC, Series 2007-1, Class A3
(Floating, SONIA Interest Rate + 0.29%), 1.06%, 03/17/39(U) †	505,978	584,953
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 2.00%, 09/25/46†	181,325	172,734
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,161,366
AREIT LLC, Series 2022-CRE7, Class A
(Floating, CME Term SOFR 1M + 2.24%, 2.24% Floor), 3.24%, 06/17/39 144A †	1,440,000	1,432,230
AREIT Trust, Series 2020-CRE4, Class A
(Floating, U.S. 30-Day Average SOFR + 2.73%, 2.62% Floor), 3.51%, 04/15/37 144A †	97,399	96,581
AREIT Trust, Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 2.60%, 11/17/38 144A †	2,646,380	2,562,628
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.37%, 09/15/38 144A †	2,300,000	2,228,141
Banc of America Funding Trust, Series 2005-D, Class A1
2.97%, 05/25/35† γ	217,650	213,547
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
3.54%, 07/25/34† γ	24,564	23,500
BANK, Series 2017-BNK9, Class XA
0.91%, 11/15/54† IO γ	9,503,927	311,426
	Par	Value
BANK, Series 2018-BNK14, Class D
3.00%, 09/15/60 144A	$ 250,000	$ 186,611
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	72,467
BANK, Series 2021-BN32, Class C
3.37%, 04/15/54† γ	300,000	248,045
BANK, Series 2022-BNK40, Class A4
3.51%, 03/15/64† γ	2,100,000	1,962,099
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,548,977
BBCCRE Trust, Series 2015-GTP, Class D
4.71%, 08/10/33 144A † γ	390,000	356,650
BBCMS Mortgage Trust, Series 2017-C1, Class D
3.66%, 02/15/50 144A † γ	200,000	159,565
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,702,886
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,674,403
BBCMS Mortgage Trust, Series 2021-C9, Class A5
2.30%, 02/15/54	600,000	514,190
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
2.75%, 05/25/35† γ	78,700	75,848
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
2.55%, 02/25/33† γ	4,057	3,988
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
3.49%, 01/26/36† γ	251,874	200,497
Bellemeade Re, Ltd., Series 2021-2A, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 2.43%, 06/25/31 144A †	310,000	298,187
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	1,769,990
Benchmark Mortgage Trust, Series 2020-B20, Class XA
1.74%, 10/15/53† IO γ	3,490,727	300,342
Benchmark Mortgage Trust, Series 2021-B28, Class XA
1.40%, 08/15/54† IO γ	3,863,208	308,732
BWAY Mortgage Trust, Series 2021-1450, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 2.57%, 09/15/36 144A †	2,300,000	2,260,369

See Notes to Financial Statements.

	Par	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 3.32%, 10/15/36 144A †	$1,249,500	$1,201,606
BX Commercial Mortgage Trust, Series 2021-21M, Class A
(Floating, ICE LIBOR USD 1M + 0.73%, 0.73% Floor), 2.05%, 10/15/36 144A †	2,300,000	2,191,016
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class E
2.50%, 11/15/52 144A	550,000	359,479
CFMT LLC, Series 2022-HB8, Class M2
3.75%, 04/25/25 144A	2,500,000	2,275,059
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
2.50%, 02/19/34† γ	131,167	129,649
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	363,540
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D
3.11%, 04/10/48 144A	550,000	482,882
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D
3.25%, 04/14/50 144A	150,000	109,606
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E
2.75%, 12/15/72 144A	330,000	227,039
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,321,673
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 2.50%, 10/15/36 144A †	2,300,000	2,260,615
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.22%, 11/15/37 144A †	648,774	633,315
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	49,566
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	38,799
COMM Mortgage Trust, Series 2013-CR12, Class C
5.24%, 10/10/46† γ	20,000	16,394
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	384,951
COMM Mortgage Trust, Series 2014-277P, Class A
3.73%, 08/10/49 144A † γ	160,000	155,525
	Par	Value
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	$2,400,000	$2,369,802
COMM Mortgage Trust, Series 2015-DC1, Class C
4.44%, 02/10/48† γ	80,000	74,868
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	859,127
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 4.02%, 04/25/31 144A †	59,034	58,790
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 3.92%, 08/25/31 144A †	52,760	52,773
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 2.48%, 10/25/41 144A †	279,000	259,293
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 2.58%, 12/25/41 144A †	245,000	218,830
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 3.00%), 3.93%, 01/25/42 144A †	430,000	397,641
CRSNT Trust, Series 2021-MOON, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 2.15%, 04/15/36 144A †	2,500,000	2,414,731
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D
5.09%, 11/15/51 144A † γ	300,000	249,120
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	707,642
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class C
3.85%, 03/15/54† γ	300,000	256,592
CSMC Trust, Series 2010-16, Class B9
3.70%, 06/25/50 144A † γ	2,123,618	1,766,367
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	1,004,629	934,012
CSMC Trust, Series 2021-JR2, Class A1
2.22%, 11/25/61 144A † γ	1,426,700	1,369,503
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	473,945
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 5.03%, 10/15/37 144A †	$ 670,000	$ 640,167
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	1,957,668	1,807,964
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	598,785
CSMC, Series 2021-ADV, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 2.73%, 07/15/38 144A †	2,600,000	2,505,913
CSMC, Series 2021-NQM8, Class A1
1.84%, 10/25/66 144A † γ	312,500	281,545
CSWF, Series 2021-SOP2, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 2.29%, 06/15/34 144A †	1,551,053	1,505,408
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.63%, 08/10/49	310,000	294,053
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1
3.17%, 02/25/36† γ	504,199	387,808
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	3,400,000	2,984,399
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.03%, 11/15/38 144A †	840,000	803,501
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.76% Floor), 2.08%, 10/15/38 144A †	1,100,000	1,052,307
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 1.74%, 06/15/44(U) †	1,119,392	1,324,554
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 2.41%, 07/15/38 144A †	6,659,017	6,502,297
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.85%), 4.47%, 11/25/29†	512,282	514,087
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 3.87%, 07/25/30†	109,757	109,853
	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 3.77%, 10/25/30†	$ 113,375	$ 113,964
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	185	190
5.50%, 02/01/27	8,902	9,264
4.50%, 10/01/29	731	741
7.50%, 11/01/29	1,596	1,743
7.50%, 12/01/29	1,728	1,876
(Floating, 2.23% - U.S. Treasury Yield Curve Rate CMT 1Y, 2.23% Floor, 11.36% Cap), 2.23%, 07/01/31†	2,150	2,144
7.50%, 11/01/31	6,458	6,475
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.60% Cap), 3.35%, 04/01/32†	216	215
3.00%, 10/01/32	50,872	50,438
3.50%, 08/01/33	340,667	341,098
5.00%, 08/01/33	2,031	2,139
5.00%, 09/01/33	344	363
5.00%, 10/01/33	1,157	1,215
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 2.68%, 03/01/34†	576	571
5.00%, 12/01/34	24,116	25,332
5.50%, 05/01/35	34,626	36,064
5.00%, 07/01/35	1,633	1,720
5.00%, 11/01/35	42,800	44,658
5.50%, 11/01/35	8,185	8,588
5.00%, 12/01/35	4,810	5,004
5.00%, 02/01/37	5,093	5,375
5.50%, 07/01/37	12,134	13,059
3.50%, 01/01/38	258,539	257,045
3.00%, 04/01/38	46,487	44,848
5.50%, 04/01/38	2,884	3,102
7.00%, 03/01/39	6,730	7,436
6.50%, 09/01/39	14,562	15,480
4.00%, 02/01/41	17,963	18,195
2.50%, 04/01/41	84,455	77,754
5.00%, 06/01/41	938	985
2.00%, 09/01/41	1,118,692	1,000,477
1.50%, 10/01/41	75,961	65,088
1.50%, 11/01/41	19,196	16,448
2.00%, 12/01/41	96,238	86,068
2.00%, 02/01/42	195,131	174,508
2.50%, 04/01/42	296,587	273,059
3.00%, 05/01/42	98,902	93,703
3.50%, 10/01/42	52,958	51,911
4.00%, 10/01/42	17,426	17,524

See Notes to Financial Statements.

	Par	Value
3.50%, 11/01/42	$ 111,405	$ 109,072
3.50%, 12/01/42	6,722	6,532
3.50%, 01/01/43	16,409	16,100
3.50%, 02/01/43	85,347	83,533
4.00%, 04/01/43	53,275	53,667
3.50%, 05/01/43	192,320	189,228
4.00%, 05/01/43	27,090	27,403
4.00%, 06/01/43	31,876	32,244
4.00%, 07/01/43	109,751	110,900
4.00%, 08/01/43	44,604	45,254
4.50%, 12/01/43	355,789	368,738
3.50%, 02/01/44	25,720	25,210
4.50%, 02/01/44	261,548	271,253
4.50%, 03/01/44	68,922	70,731
3.50%, 03/01/45	247,908	242,999
4.00%, 12/01/45	136,246	137,422
3.50%, 06/01/46	27,240	26,667
4.00%, 09/01/46	148,611	149,743
4.50%, 01/01/47	50,264	50,996
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.28%, 1.28% Floor, 7.19% Cap), 2.10%, 03/01/47†	345,676	337,225
3.50%, 04/01/47	4,200,221	4,111,860
3.50%, 06/01/47	26,033	25,485
4.00%, 07/01/47	184,515	185,584
4.00%, 08/01/47	54,821	54,550
3.00%, 09/01/47	638,455	605,353
3.50%, 09/01/47	286,005	279,997
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 7.87% Cap), 2.87%, 11/01/47†	279,093	276,016
3.50%, 03/01/48	51,155	50,109
4.00%, 03/01/48	31,851	31,909
3.50%, 06/01/48	159,556	156,203
4.00%, 06/01/48	1,221,975	1,226,878
4.50%, 08/01/48	613,773	627,751
5.00%, 08/01/48	70,771	72,966
3.00%, 09/01/48	88,415	83,799
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48†	1,030,018	1,014,824
3.00%, 02/01/49	987,432	938,668
4.00%, 04/01/49	165,047	165,299
3.50%, 07/01/49	111,444	108,766
4.00%, 07/01/49	600,000	601,955
3.00%, 09/01/49	2,358,128	2,234,315
4.50%, 09/01/49	324,671	327,450
3.00%, 11/01/49	265,018	249,716
3.50%, 12/01/49	296,458	287,772
4.50%, 12/01/49	548,165	553,683
3.00%, 01/01/50	53,993	50,439
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 8.08% Cap), 3.08%, 02/01/50†	141,826	140,562
4.00%, 03/01/50	3,990,654	4,027,826
3.00%, 05/01/50	67,731	63,990
4.50%, 05/01/50	232,611	234,533
	Par	Value
4.50%, 09/01/50	$1,757,314	$1,778,818
2.00%, 11/01/50	429,159	375,500
2.50%, 11/01/50	408,538	372,941
2.50%, 12/01/50	573,090	519,315
3.00%, 12/01/50	2,855,710	2,685,795
2.50%, 01/01/51	638,708	578,658
2.00%, 02/01/51	1,301,869	1,137,964
2.50%, 02/01/51	246,726	223,783
2.00%, 03/01/51	1,506,617	1,316,788
2.50%, 03/01/51	286,082	257,853
2.00%, 04/01/51	525,393	459,760
2.00%, 05/01/51	1,532,889	1,340,465
2.50%, 05/01/51	89,362	81,689
2.50%, 05/01/51Ψ †††	5,047,304	4,554,030
2.50%, 07/01/51	2,328,395	2,104,934
2.50%, 08/01/51	935,088	848,424
2.00%, 09/01/51	189,070	165,076
2.50%, 09/01/51	2,610,672	2,359,529
3.00%, 10/01/51	193,706	181,904
4.00%, 10/01/51	172,508	171,128
2.00%, 11/01/51	775,405	676,576
2.50%, 11/01/51	2,210,173	2,007,013
2.50%, 01/01/52	679,181	617,004
3.00%, 01/01/52	485,504	453,575
2.50%, 02/01/52	295,581	267,900
2.50%, 03/01/52	197,584	178,470
4.50%, 03/01/52	244,065	245,488
3.00%, 04/01/52	1,398,076	1,313,589
3.50%, 04/01/52	986,448	954,421
3.50%, 05/01/52	198,685	192,225
4.00%, 05/01/52	697,022	689,718
3.00%, 06/01/52	999,900	932,377
4.00%, 06/01/52	99,756	98,916
3.00%, 07/01/52	1,999,800	1,881,361
4.00%, 08/01/52	300,000	295,782
4.50%, 08/01/52	100,000	100,153
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	74,640	80,396
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 1.82%, 06/15/37†	44,185	44,248
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 4.91%, 01/15/40† IO	103,053	12,640
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.63%, 10/15/41† IO	42,470	5,124
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 5.17%, 12/15/41† IO	$128,158	$ 17,013
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.68%, 08/15/42† IO	82,564	10,993
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	116,875	18,424
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	104,627	93,230
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	86,485	4,342
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	34,629	1,938
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.63%, 02/15/44† IO	41,891	5,257
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.68%, 05/15/44† IO	42,859	5,661
Federal Home Loan Mortgage Corporation REMIC, Series 4415
1.00%, 04/15/41† IO γ	56,883	2,275
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 1.24%, 07/15/40†	156,861	155,126
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	250,305	239,070
3.00%, 06/15/48	159,602	152,386
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	117,213	111,698
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 1.15%, 08/15/40†	611,710	604,192
(Floating, ICE LIBOR USD 1M + 0.35%), 1.15%, 10/15/40†	559,405	556,196
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	568,636	87,158
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	179,119	28,567
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	356,676	50,280
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	$ 77,945	$ 11,495
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	365,347	59,195
Federal Home Loan Mortgage Corporation REMIC, Series 5140
2.50%, 05/25/49 IO	667,259	95,191
Federal Home Loan Mortgage Corporation REMIC, Series 5224
4.00%, 04/25/52	900,000	879,941
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 6.72%, 06/25/50 144A †	150,888	153,982
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 7.62%, 08/25/50 144A †	176,000	183,687
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 5.73%, 10/25/50 144A †	720,000	729,914
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 2.58%, 01/25/34 144A †	188,963	182,399
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA1, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.00%), 3.93%, 08/25/33 144A †	970,000	764,229
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.68%, 12/15/46† IO	189,915	24,825
Federal National Mortgage Association
5.50%, 09/01/23	624	626
5.50%, 10/01/23	193	194
2.81%, 04/01/25	50,000	49,301
5.50%, 05/01/25	16	16
(Floating, Enterprise 11th District COFI Index + 1.35%, 1.35% Floor, 12.05% Cap), 1.65%, 07/01/27†	2,896	2,835

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.80% Cap), 2.79%, 08/01/27†	$ 3,129	$ 3,121
(Floating, Enterprise 11th District COFI Index + 1.29%, 1.32% Floor, 10.61% Cap), 1.60%, 11/01/27 CONV †	5,457	5,340
3.08%, 01/01/28	140,000	138,005
3.16%, 05/01/29	143,899	141,027
3.25%, 05/01/29	19,668	19,380
3.47%, 03/01/30	19,634	19,486
(Floating, 2.38% - U.S. Treasury Yield Curve Rate CMT 1Y, 2.38% Floor, 10.63% Cap), 2.38%, 06/01/30 CONV †	7,688	7,676
2.93%, 06/01/30	19,243	18,395
8.00%, 10/01/30	5,055	5,509
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 2.63%, 12/01/30 CONV †	1,292	1,281
4.50%, 04/01/31	16,886	17,188
4.50%, 05/01/31	67,468	68,675
4.50%, 06/01/31	20,526	20,894
4.50%, 11/01/31	31,227	31,787
6.00%, 11/01/31	1,327	1,432
4.50%, 12/01/31	43,084	43,856
6.00%, 01/01/32	43,293	45,576
2.15%, 02/01/32† γ	39,896	35,352
6.00%, 03/01/32	1,596	1,680
6.00%, 04/01/32	76,375	80,481
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.13%, 1.25% Floor, 10.95% Cap), 1.45%, 06/01/32†	5,192	5,211
(Floating, Enterprise 11th District COFI Index + 1.25%, 1.25% Floor, 12.21% Cap), 1.47%, 08/01/32†	5,282	5,085
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 2.38%, 02/01/33†	730	722
(Floating, Enterprise 11th District COFI Index + 1.31%, 1.31% Floor, 11.99% Cap), 1.53%, 05/01/33†	5,175	4,982
5.00%, 07/01/33	9,664	9,976
5.00%, 09/01/33	11,829	12,440
3.50%, 05/01/34	77,577	77,833
6.00%, 10/01/34	22,135	23,288
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 1.80%, 12/01/34†	10,944	10,872
3.50%, 12/01/34	16,009	16,015
3.50%, 01/01/35	16,748	16,753
6.00%, 05/01/35	117,538	124,286
3.00%, 07/01/35	21,555	21,177
6.00%, 07/01/35	32,420	34,255
	Par	Value
5.50%, 09/01/35	$ 21,379	$ 22,231
5.00%, 10/01/35	33,085	34,805
6.00%, 10/01/35	11,252	12,262
(Floating, Enterprise 11th District COFI Index + 1.30%, 1.30% Floor, 10.55% Cap), 1.60%, 11/01/35†	2,157	2,151
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.83%, 1.83% Floor, 8.96% Cap), 2.16%, 11/01/35†	8,865	9,226
6.00%, 11/01/35	73,321	77,514
3.00%, 02/01/36	313,732	308,232
3.00%, 04/01/36	252,404	247,977
5.50%, 04/01/36	1,433	1,476
(Floating, Enterprise 11th District COFI Index + 1.26%, 3.91% Floor, 12.86% Cap), 3.96%, 05/01/36†	13,672	13,932
3.00%, 07/01/36	481,668	473,218
3.00%, 08/01/36	190,804	187,456
2.50%, 09/01/36	114,488	105,197
3.00%, 10/01/36	967,193	946,058
5.50%, 11/01/36	27,216	29,249
3.00%, 12/01/36	408,931	399,997
3.50%, 02/01/37	72,366	72,035
3.50%, 03/01/37	57,201	57,248
5.50%, 03/01/37	1,632	1,740
6.00%, 07/01/37	305,986	335,417
6.50%, 10/01/37	36,393	38,233
7.00%, 10/01/37	536	542
7.00%, 11/01/37	3,178	3,273
(Floating, Enterprise 11th District COFI Index + 1.26%, 1.29% Floor, 10.71% Cap), 1.57%, 12/01/37†	8,550	8,356
3.00%, 12/01/37	55,027	53,047
3.50%, 12/01/37	90,058	89,645
7.00%, 12/01/37	1,269	1,300
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.19%, 1.27% Floor, 10.58% Cap), 1.51%, 01/01/38†	2,777	2,780
2.50%, 03/01/38	406,898	374,383
4.50%, 03/01/38	3,125	3,173
4.50%, 04/01/38	20,862	21,484
5.00%, 04/01/38	30,156	31,791
3.00%, 06/01/38	232,702	228,639
5.00%, 06/01/38	31,508	32,891
5.50%, 08/01/38	19,254	20,703
7.00%, 11/01/38	8,019	8,742
7.00%, 02/01/39	3,251	3,574
3.50%, 08/01/39	58,990	58,721
6.00%, 12/01/39	119,388	130,975
3.50%, 02/01/40	159,290	158,085
3.00%, 03/01/40	229,456	221,250
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.68% Cap), 1.72%, 06/01/40†	$ 12,573	$ 12,819
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 10.75% Cap), 1.72%, 10/01/40†	2,078	2,086
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 10.57% Cap), 1.72%, 10/01/40†	35,602	35,727
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.18%, 1.25% Floor, 10.25% Cap), 1.50%, 11/01/40†	3,568	3,575
3.00%, 02/01/41	88,195	83,429
2.50%, 03/01/41	88,148	81,429
2.50%, 04/01/41	627,995	579,339
4.50%, 04/01/41	52,495	54,208
2.50%, 05/01/41	720,451	664,184
2.00%, 06/01/41	180,524	161,469
6.00%, 07/01/41	104,182	113,199
4.50%, 08/01/41	21,325	22,023
2.00%, 09/01/41	98,163	87,849
2.00%, 10/01/41	963,825	858,991
2.50%, 11/01/41	94,949	87,416
3.00%, 11/01/41	97,413	92,263
4.50%, 11/01/41	69,765	71,593
2.00%, 02/01/42	98,408	87,705
2.50%, 04/01/42	492,519	453,444
3.00%, 04/01/42	197,255	186,883
2.00%, 05/01/42	197,571	176,099
3.00%, 05/01/42	198,504	187,969
3.00%, 06/01/42	895,347	848,013
4.00%, 06/01/42	19,974	19,893
3.50%, 09/01/42	18,768	18,378
4.00%, 10/01/42	67,723	68,156
2.50%, 11/01/42	10,883	9,903
4.00%, 11/01/42	747,382	755,515
2.50%, 12/01/42	5,475	4,988
3.00%, 12/01/42	8,843	8,438
3.50%, 12/01/42	36,087	35,477
4.00%, 12/01/42	43,098	43,476
2.50%, 01/01/43	7,867	7,166
3.00%, 01/01/43	157,526	149,709
3.50%, 01/01/43	588,667	576,446
2.50%, 02/01/43	11,211	10,201
2.50%, 03/01/43	665,681	606,377
3.00%, 03/01/43	114,730	109,587
3.50%, 03/01/43	287,049	282,524
2.50%, 04/01/43	844,030	765,285
3.00%, 04/01/43	171,840	164,267
4.00%, 04/01/43	26,047	26,295
2.50%, 05/01/43	12,570	11,365
3.00%, 05/01/43	105,881	101,199
2.50%, 06/01/43	13,722	12,478
3.00%, 06/01/43	94,449	90,231
4.00%, 06/01/43	233,381	235,790
3.00%, 07/01/43	440,419	420,801
	Par	Value
4.00%, 07/01/43	$ 255,171	$ 257,392
2.50%, 08/01/43	127,975	115,866
4.00%, 08/01/43	76,124	76,616
4.50%, 09/01/43	146,972	149,817
2.50%, 10/01/43	23,102	21,045
3.00%, 10/01/43	146,219	139,685
4.50%, 10/01/43	69,087	71,575
4.50%, 11/01/43	43,927	45,183
4.50%, 12/01/43	69,719	71,718
4.50%, 01/01/44	39,891	41,032
4.50%, 02/01/44	187,325	190,146
3.50%, 08/01/44	82,962	81,562
4.50%, 10/01/44	167,833	172,918
4.00%, 12/01/44	961,194	968,604
3.00%, 01/01/45	192,053	183,673
4.00%, 01/01/45	64,416	64,911
4.50%, 02/01/45	578,064	596,332
4.50%, 04/01/45	279,674	288,155
4.50%, 05/01/45	35,127	36,192
4.50%, 06/01/45	239,587	246,500
3.50%, 07/01/45	5,888,553	5,760,265
4.00%, 08/01/45	3,902,557	3,932,518
3.00%, 11/01/45	530,644	503,868
3.50%, 01/01/46	173,914	170,109
3.00%, 05/01/46	274,904	262,279
3.00%, 07/01/46	276,065	261,833
3.00%, 08/01/46	431,202	408,615
3.00%, 09/01/46	67,201	63,692
3.00%, 10/01/46	36,740	34,772
3.00%, 11/01/46	944,705	894,277
3.50%, 11/01/46	23,576	23,256
4.50%, 11/01/46	223,698	228,501
5.00%, 11/01/46	400,592	415,609
3.50%, 12/01/46	143,190	140,060
4.00%, 01/01/47	571,270	576,110
4.50%, 01/01/47	23,362	23,849
3.50%, 02/01/47	1,479,567	1,445,595
4.00%, 02/01/47	54,716	55,025
3.50%, 03/01/47	251,792	246,577
4.50%, 03/01/47	345,861	352,158
4.00%, 04/01/47	45,792	45,958
3.50%, 05/01/47	207,598	203,142
4.00%, 05/01/47	48,964	49,166
4.50%, 06/01/47	539,536	550,653
3.50%, 07/01/47	55,421	54,285
4.50%, 07/01/47	457,446	466,896
4.00%, 08/01/47	399,155	402,581
3.00%, 09/01/47	671,449	636,390
3.50%, 09/01/47	9,175,751	8,975,228
3.50%, 10/01/47	10,013,286	9,794,502
3.50%, 11/01/47	13,105,575	12,818,867
4.50%, 11/01/47	120,574	123,165
3.50%, 12/01/47	12,761,452	12,482,168
4.00%, 12/01/47	235,234	236,243
3.50%, 01/01/48	677,884	662,929
4.00%, 01/01/48	218,111	218,735
3.50%, 02/01/48	667,312	652,884

See Notes to Financial Statements.

	Par	Value
4.00%, 02/01/48	$ 782,301	$ 784,731
4.00%, 03/01/48	557,497	558,684
4.00%, 06/01/48	356,655	357,676
4.00%, 07/01/48	679,526	680,929
4.50%, 07/01/48	166,568	169,957
3.50%, 08/01/48	3,111,934	3,044,027
4.00%, 08/01/48	1,721,852	1,726,278
4.50%, 09/01/48	325,648	332,987
5.00%, 09/01/48	664,145	695,624
3.00%, 11/01/48	194,709	185,914
3.50%, 11/01/48	290,356	284,074
4.00%, 11/01/48	85,800	86,008
5.00%, 11/01/48	1,523,459	1,591,230
4.00%, 01/01/49	24,591	24,695
4.50%, 01/01/49	261,851	264,113
4.50%, 02/01/49	61,123	61,585
4.00%, 05/01/49	42,660	42,897
4.50%, 05/01/49	918,011	925,501
3.50%, 06/01/49	1,325,781	1,295,975
4.50%, 06/01/49	597,563	601,591
3.50%, 07/01/49	1,086,367	1,057,047
4.50%, 07/01/49	437,541	441,430
3.50%, 08/01/49	775,186	754,261
3.00%, 09/01/49	2,706	2,527
4.50%, 09/01/49	75,371	75,794
4.00%, 10/01/49	37,560	37,432
3.00%, 12/01/49	666,526	626,006
4.00%, 12/01/49	128,364	128,025
3.50%, 01/01/50	383,282	372,618
4.50%, 01/01/50	6,921	6,976
3.00%, 02/01/50	2,034,462	1,926,840
3.50%, 03/01/50	285,424	279,277
4.50%, 03/01/50	7,514	7,565
3.00%, 04/01/50	1,257,455	1,184,479
4.50%, 05/01/50	730,485	743,884
2.50%, 06/01/50	139,646	126,588
3.00%, 06/01/50	666,342	623,651
4.50%, 06/01/50	79,697	80,259
4.50%, 07/01/50	36,510	36,715
2.00%, 08/01/50	76,037	66,584
3.00%, 08/01/50	272,622	255,660
3.50%, 08/01/50	71,425	69,839
2.00%, 09/01/50	74,200	64,861
2.50%, 09/01/50	213,475	192,687
2.00%, 10/01/50	236,163	206,497
2.50%, 10/01/50	617,033	557,696
2.00%, 11/01/50	84,470	73,762
2.50%, 11/01/50	365,727	331,016
3.00%, 11/01/50	205,954	193,618
2.50%, 12/01/50	82,490	74,791
4.00%, 12/01/50	56,947	56,555
4.50%, 12/01/50	550,428	554,314
2.00%, 01/01/51	436,254	380,781
2.50%, 01/01/51	170,823	155,206
2.00%, 02/01/51	1,371,927	1,198,360
2.50%, 02/01/51	813,352	736,445
	Par	Value
4.50%, 02/01/51	$1,584,550	$1,595,938
2.00%, 03/01/51	4,703,289	4,110,768
2.50%, 03/01/51	1,109,841	1,001,574
2.00%, 04/01/51	2,647,376	2,306,493
2.50%, 04/01/51	273,126	246,900
2.50%, 05/01/51	366,853	329,266
3.00%, 05/01/51	88,028	82,712
3.50%, 05/01/51	218,833	211,474
2.50%, 06/01/51	698,879	634,205
3.00%, 06/01/51	171,690	162,703
2.50%, 07/01/51	839,720	760,834
3.50%, 07/01/51	319,363	310,619
2.00%, 08/01/51	283,699	247,429
2.50%, 08/01/51	371,673	337,274
3.00%, 08/01/51	712,505	674,756
2.50%, 09/01/51	1,609,088	1,457,590
3.00%, 09/01/51	91,461	85,459
3.50%, 09/01/51	76,914	74,122
2.00%, 10/01/51	289,180	252,210
2.50%, 10/01/51	1,316,271	1,189,569
3.00%, 10/01/51	746,506	698,784
2.00%, 11/01/51	96,779	84,427
2.50%, 11/01/51	382,009	347,933
3.00%, 11/01/51	1,039,924	980,813
2.50%, 12/01/51	770,125	697,985
3.00%, 12/01/51	194,311	183,597
2.00%, 01/01/52	583,279	508,703
2.50%, 01/01/52	977,301	884,695
3.00%, 01/01/52	1,062,605	1,000,581
3.50%, 01/01/52	294,297	286,074
2.00%, 02/01/52	979,831	854,550
2.50%, 02/01/52	3,822,357	3,453,844
3.00%, 02/01/52	196,983	185,173
2.00%, 03/01/52	494,080	432,903
2.50%, 03/01/52	883,067	797,312
3.00%, 03/01/52	2,360,018	2,227,260
3.50%, 03/01/52	393,993	381,200
2.50%, 04/01/52	97,108	87,760
3.00%, 04/01/52	1,198,537	1,126,271
3.50%, 05/01/52	1,591,859	1,541,015
4.00%, 05/01/52	796,156	792,968
3.00%, 06/01/52	1,999,801	1,880,756
4.00%, 06/01/52	397,088	393,645
4.50%, 06/01/52	1,092,226	1,100,846
3.00%, 07/01/52	1,790,857	1,675,701
4.50%, 07/01/52	400,000	401,564
3.00%, 08/01/52	999,900	939,907
4.00%, 02/01/56	293,298	293,747
5.50%, 09/01/56	424,088	463,212
4.00%, 01/01/57	190,221	190,512
4.00%, 06/01/57	286,775	286,328
4.50%, 09/01/57	463,363	480,006
4.50%, 08/01/58	128,871	133,489
2.50%, 07/01/61	3,485,112	3,111,884
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association ACES, Series 2015-M1
0.60%, 09/25/24† IO γ	$2,471,365	$ 22,923
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	56,088	53,563
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	96,212	94,659
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	275,299	257,858
Federal National Mortgage Association ACES, Series 2020-M33
2.36%, 01/25/31† IO γ	6,982,810	839,326
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	90,018	83,084
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	76,712	3,724
4.50%, 11/25/39 IO	15,727	2,810
3.50%, 11/25/41 IO	54,356	8,455
4.00%, 11/25/41 IO	73,540	12,743
4.00%, 04/25/42 IO	134,936	24,783
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 2.05%, 10/18/30†	3,544	3,542
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	226,241	243,073
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 5.13%, 03/25/37† IO	232,407	30,773
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	132,511	138,542
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	445,748	477,034
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 4.93%, 10/25/41† IO	181,408	18,814
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	$ 31,744	$ 1,115
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	11,774	12,998
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.53%, 12/25/42† IO	51,392	7,450
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	39,892	44,424
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	1,915	2,000
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.88%, 04/25/42† IO	63,533	9,348
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	57,071	61,598
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 5.03%, 03/25/42† IO	71,681	6,657
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 4.98%, 07/25/42† IO	13,923	2,033
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 4.33%, 12/25/43† IO	201,503	25,994
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	53,856	8,106
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	339,720	20,342
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	149,047	24,443

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.53%, 06/25/43† IO	$ 87,366	$ 12,695
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	260,087	275,523
6.50%, 07/25/42	106,513	116,087
Federal National Mortgage Association REMIC, Series 2014-47
1.15%, 08/25/44† IO γ	171,109	7,087
Federal National Mortgage Association REMIC, Series 2015-55
0.95%, 08/25/55† IO γ	61,843	2,081
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.53%, 08/25/45† IO	34,196	5,115
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.48%, 10/25/57† IO	399,083	55,519
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.58%, 11/25/47† IO	138,293	13,989
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	312,233	217,125
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	334,285	53,484
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	164,130	26,817
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	813,988	122,227
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	621,399	100,135
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	772,774	119,134
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.56%, 08/25/27† IO γ	$2,364,313	$ 45,573
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.71%, 03/25/29† IO γ	1,407,894	46,053
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
1.09%, 05/25/29† IO γ	1,987,551	106,571
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
1.02%, 06/25/29† IO γ	996,395	50,748
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.70%, 12/25/35† IO γ	6,038,094	334,763
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
1.04%, 08/25/23† IO γ	2,750,969	22,082
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.43%, 07/25/26† IO γ	1,022,731	41,752
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.66%, 12/25/27† IO γ	2,997,321	79,893
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%), 5.42%, 03/25/29†	147,300	150,405
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.88%, 07/25/44†	274,363	285,371
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 2.06%, 06/16/70(U) 144A †	785,961	957,321
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.78%, 06/25/34† γ	113,067	109,488
GCAT Trust, Series 2022-NQM3, Class A3
4.35%, 04/25/67 144A † γ	2,500,000	2,392,044
Government National Mortgage Association
7.00%, 01/15/26	1,410	1,451
7.00%, 07/15/27	9,138	9,324
7.00%, 01/15/28	8,161	8,203
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.00%, 03/15/28	$ 14,194	$ 14,497
7.00%, 07/15/28	1,373	1,388
6.50%, 08/15/28	1,040	1,093
7.00%, 08/15/28	1,452	1,504
7.50%, 08/15/28	4,687	4,926
6.50%, 09/15/28	2,038	2,143
7.00%, 10/15/28	8,510	8,531
7.50%, 03/15/29	5,454	5,589
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.75%, 11/20/29†	10,446	10,335
8.50%, 08/15/30	139	139
8.50%, 11/20/30	4,055	4,401
6.50%, 08/15/31	14,311	15,048
7.50%, 08/15/31	5,177	5,378
6.50%, 10/15/31	18,210	19,262
6.00%, 11/15/31	55,065	58,780
6.50%, 11/15/31	5,478	5,754
6.00%, 12/15/31	7,067	7,564
6.00%, 01/15/32	45,507	48,272
6.00%, 02/15/32	30,196	31,812
6.50%, 02/15/32	21,343	22,442
6.00%, 04/15/32	29,307	30,871
6.50%, 06/15/32	25,934	27,267
6.50%, 08/15/32	38,517	40,487
6.50%, 09/15/32	34,474	36,727
6.00%, 10/15/32	43,486	47,812
5.50%, 11/15/32	4,965	5,232
6.00%, 11/15/32	32,373	34,345
6.00%, 12/15/32	20,281	21,650
6.50%, 12/15/32	1,954	2,053
5.50%, 01/15/33	3,270	3,427
6.00%, 01/15/33	12,088	12,790
5.50%, 02/15/33	5,739	6,100
6.00%, 02/15/33	13,176	14,588
5.50%, 03/15/33	6,919	7,397
6.50%, 04/15/33	73,739	79,574
6.00%, 06/15/33	15,462	16,288
5.50%, 07/15/33	8,307	8,827
5.50%, 08/15/33	2,611	2,734
5.50%, 09/15/33	2,154	2,257
6.00%, 10/15/33	28,640	30,196
6.50%, 10/15/33	43,554	45,878
5.50%, 04/15/34	3,148	3,296
5.50%, 05/15/34	2,230	2,334
6.50%, 08/15/34	42,674	45,850
5.50%, 09/15/34	30,631	33,167
5.50%, 12/15/34	33,740	36,654
5.50%, 01/15/35	23,268	25,301
6.00%, 09/20/38	66,090	72,079
5.00%, 07/20/40	4,840	5,130
5.00%, 09/20/40	23,076	24,545
4.00%, 10/20/40	2,625	2,670
6.00%, 10/20/40	8,080	8,843
6.00%, 01/20/41	7,372	7,979
4.50%, 04/20/41	91,012	95,200
3.00%, 09/15/42	211,524	202,421
	Par	Value
3.00%, 10/15/42	$ 99,488	$ 95,326
3.00%, 11/15/42	42,527	40,762
4.00%, 08/20/43	155,930	157,285
3.50%, 06/20/44	53,960	53,388
3.00%, 01/15/45	924,268	877,421
3.50%, 03/20/45	23,115	22,861
3.50%, 04/15/45	249,289	249,141
4.00%, 05/20/45	13,104	13,218
4.00%, 10/20/45	94,794	95,618
3.50%, 01/20/46	60,626	59,987
3.50%, 04/20/46	130,207	128,414
3.50%, 05/20/46	66,045	65,132
3.50%, 06/20/46	134,708	132,739
3.50%, 07/20/46	67,949	67,002
3.00%, 08/20/46	174,345	167,283
3.50%, 09/20/46	613,176	601,419
3.00%, 11/20/46	42,393	40,674
3.50%, 04/20/47	1,438,774	1,414,795
3.50%, 05/20/47	79,538	78,410
4.00%, 06/20/47	570,862	574,787
4.50%, 08/20/47	26,650	27,669
3.00%, 09/20/47	11,728	11,200
4.00%, 09/20/47	361,822	364,767
3.50%, 10/20/47	378,987	374,188
4.00%, 11/20/47	220,337	221,850
3.50%, 12/20/47	1,346,749	1,324,368
4.00%, 12/20/47	99,512	100,321
3.00%, 02/20/48	55,176	52,524
4.00%, 02/20/48	62,374	62,988
4.00%, 03/20/48	99,091	99,655
4.00%, 04/20/48	62,878	63,383
4.50%, 04/20/48	169,047	173,462
4.50%, 05/20/48	571,807	585,253
3.50%, 06/15/48	110,341	110,342
4.50%, 06/20/48	167,742	171,744
4.50%, 07/20/48	11,393	11,661
5.00%, 07/20/48	132,848	137,212
4.50%, 08/20/48	1,441,625	1,467,928
5.00%, 08/20/48	158,001	162,621
4.50%, 09/20/48	984,639	1,002,605
4.50%, 10/20/48	155,683	159,687
5.00%, 10/20/48	636,923	656,538
5.00%, 11/20/48	1,145,739	1,181,112
4.50%, 12/20/48	636,160	647,767
5.00%, 12/20/48	666,381	686,774
4.50%, 01/20/49	2,448,782	2,506,339
5.00%, 01/20/49	2,021,533	2,079,256
4.00%, 02/20/49	1,124,748	1,132,578
4.50%, 02/20/49	230,031	235,377
5.00%, 02/20/49	48,214	49,689
4.00%, 03/20/49	957,362	960,393
4.50%, 03/20/49	167,901	170,965
5.00%, 03/20/49	205,484	211,822
3.50%, 07/20/49	208,969	204,473
3.00%, 08/20/49	1,569,495	1,488,575
5.00%, 08/20/49	3,411,084	3,516,956
3.50%, 10/20/49	41,722	40,172

See Notes to Financial Statements.

	Par	Value
4.00%, 10/20/49	$ 39,912	$ 40,559
4.50%, 10/20/49	199,252	202,887
4.00%, 11/20/49	45,328	44,853
5.00%, 11/20/49	267,831	277,165
3.00%, 01/20/50	197,858	184,875
4.00%, 01/20/50	50,888	52,339
3.50%, 02/20/50	783,037	766,104
4.00%, 02/20/50	44,484	45,550
3.00%, 03/20/50	6,374,622	6,035,988
4.00%, 03/20/50	30,393	31,376
4.00%, 04/20/50	167,265	171,051
3.50%, 05/15/50	103,720	102,735
4.50%, 05/20/50	472,382	482,776
3.50%, 07/20/50	83,664	81,846
4.50%, 12/20/50	297,420	304,050
3.00%, 07/20/51	151,466	143,282
3.00%, 09/20/51	1,615,971	1,526,636
3.00%, 11/20/51	1,150,610	1,086,525
3.00%, 12/20/51	962,022	908,774
3.00%, 02/20/52	691,116	648,728
3.50%, 02/20/52	591,062	575,420
3.00%, 03/20/52	294,520	275,640
3.50%, 03/20/52	199,335	192,401
3.00%, 04/20/52	1,094,742	1,024,475
3.50%, 06/20/52	200,000	194,464
2.00%, 07/01/52 TBA	2,000,000	1,776,719
2.50%, 07/01/52 TBA	6,000,000	5,492,813
3.50%, 07/01/52 TBA	1,000,000	971,875
4.00%, 07/01/52 TBA	1,400,000	1,394,285
4.50%, 07/01/52 TBA	7,000,000	7,105,000
5.00%, 07/01/52 TBA	3,000,000	3,075,000
4.00%, 07/20/52	100,000	99,603
3.50%, 08/01/52 TBA	500,000	485,273
4.00%, 08/01/52 TBA	100,000	99,373
4.50%, 08/01/52 TBA	9,800,000	9,909,484
5.00%, 08/01/52 TBA	1,000,000	1,021,094
4.50%, 09/01/52 TBA	100,000	100,727
5.00%, 09/01/52 TBA	100,000	101,719
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 1.90%, 05/20/37†	56,266	56,156
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 4.98%, 08/20/37† IO	522,435	37,011
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 5.05%, 01/20/40† IO	4,964	126
	Par	Value
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 1.20%, 12/20/60†	$ 120,918	$ 119,818
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 1.28%, 03/20/61†	138,845	137,742
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 1.30%, 03/20/61†	97,191	96,542
Government National Mortgage Association, Series 2012-144
0.33%, 01/16/53† IO γ	2,766,886	26,695
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 03/20/42† IO	19,561	2,724
Government National Mortgage Association, Series 2012-H27
1.77%, 10/20/62† IO γ	330,292	10,050
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 1.15%, 12/20/62†	433,312	429,720
Government National Mortgage Association, Series 2013-107
2.85%, 11/16/47† γ	119,481	113,539
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	42,547	4,435
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.60%, 08/20/44† IO	103,840	14,540
Government National Mortgage Association, Series 2014-17
3.34%, 06/16/48† γ	4,251	4,198
Government National Mortgage Association, Series 2014-93
0.65%, 11/16/55† IO γ	792,240	21,231
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	51,052	8,784
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 1.35%, 05/20/65†	1,442,484	1,429,311
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 1.23%, 05/20/65†	$1,354,607	$1,345,020
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 1.37%, 06/20/65†	2,625,102	2,606,108
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 1.38%, 06/20/65†	1,009,184	1,001,226
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 1.40%, 06/20/65†	2,488,866	2,471,473
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 1.40%, 07/20/65†	2,342,939	2,325,984
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 0.90%, 06/20/65†	328,242	325,902
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 1.40%, 07/20/65†	336,017	333,715
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 1.40%, 08/20/65†	370,080	367,553
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 1.40%, 09/20/65†	411,126	408,201
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 1.42%, 09/20/65†	420,831	417,935
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 1.32%, 10/20/65†	963,031	953,945
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 1.48%, 08/20/61†	1,777	1,766
Government National Mortgage Association, Series 2016-152
0.73%, 08/15/58† IO γ	2,934,235	115,085
Government National Mortgage Association, Series 2017-190
0.54%, 03/16/60† IO γ	2,651,074	100,355
	Par	Value
Government National Mortgage Association, Series 2017-H15
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 1.05%, 07/20/67†	$1,128,268	$1,125,314
2.22%, 07/20/67† IO γ	329,513	20,295
Government National Mortgage Association, Series 2017-H18
1.62%, 09/20/67† IO γ	2,692,991	77,038
Government National Mortgage Association, Series 2017-H20
2.04%, 10/20/67† IO γ	120,841	7,341
Government National Mortgage Association, Series 2017-H22
2.59%, 11/20/67† IO γ	983,270	51,161
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 1.10%, 05/20/68†	575,572	569,320
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	595,400	83,479
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	168,942	23,803
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	174,539	24,726
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	794,342	114,434
Government National Mortgage Association, Series 2020-179
1.01%, 09/16/62† IO γ	6,940,139	530,076
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	1,352,834	154,504
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	376,717	60,314
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 2.05%, 04/20/70†	134,219	135,573
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.95%, 05/20/70†	340,547	342,553
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 1.25%, 07/20/70†	138,682	135,510
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	480,354	89,123
Government National Mortgage Association, Series 2022-3
0.64%, 02/16/61† IO γ	99,244	6,074

See Notes to Financial Statements.

	Par	Value
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 2.86%, 07/16/35 144A †	$1,805,874	$1,764,161
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 1.80%, 01/25/37†	301,758	266,786
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.55%, 1.30% Floor), 3.12%, 09/15/31 144A †	1,418,028	1,256,192
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class A
(Floating, ICE LIBOR USD 1M + 0.89%, 0.89% Floor), 2.21%, 11/15/36 144A †	1,570,000	1,510,864
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class AS
(Floating, ICE LIBOR USD 1M + 1.39%, 1.39% Floor), 2.71%, 11/15/36 144A †	1,370,000	1,321,629
GS Mortgage Securities Corporation Trust, Series 2021-RENT, Class B
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.71%, 11/21/35 144A †	663,129	645,865
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	128,569
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	360,993
GS Mortgage Securities Trust, Series 2017-GS6, Class A2
3.16%, 05/10/50	303,345	287,240
GS Mortgage-Backed Securities Trust, Series 2022-GR2, Class A2
3.00%, 08/26/52 144A † γ	2,542,814	2,264,620
GS Mortgage-Backed Securities Trust, Series 2022-PJ3, Class A4
2.50%, 08/25/52 144A † γ	2,166,571	1,855,490
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.94%, 09/25/35† γ	174,304	169,718
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.70%, 05/25/53(U) 144A †	4,743,870	5,776,550
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 2.34%, 10/25/34†	11,867	11,185
IndyMac ARM Trust, Series 2001-H2, Class A1
1.69%, 01/25/32† γ	2,188	2,051
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.11%, 05/15/45† γ	$ 280,000	$ 268,743
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A
2.29%, 03/05/42 144A	1,900,000	1,664,600
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.50%, 02/25/35† γ	12,824	12,267
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	126,329	119,586
JP Morgan Mortgage Trust, Series 2021-14, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 1.88%, 05/25/52 144A †	2,139,001	2,016,000
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	1,972,046	1,700,829
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1
2.52%, 05/25/52 144A	1,051,370	885,559
JP Morgan Mortgage Trust, Series 2022-INV1, Class A3
3.00%, 03/25/52 144A † γ	2,106,404	1,880,670
JP Morgan Mortgage Trust, Series 2022-LTV2, Class A3
3.50%, 09/25/52 144A † γ	2,085,425	1,933,137
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
5.05%, 01/15/47† γ	50,000	49,579
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	403,011	399,617
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	476,555	471,250
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	561,832
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class D
3.00%, 10/15/50 144A	300,000	224,935
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A
2.56%, 11/05/44 144A	2,300,000	1,901,287
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, SONIA Interest Rate + 0.97%), 1.57%, 11/15/49(U) †	127,182	154,819
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 1.20%, 01/01/61(U) †	$ 558,289	$ 630,706
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.64%, 01/01/61(U) †	451,747	535,932
Luminace ABS-2022 Issuer LLC, Series 2021-PF1, Class AS
2.78%, 11/15/54	750,000	634,309
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.37%, 10/15/38 144A †	2,300,000	2,218,524
Manhattan West Mortgage Trust, Series 2020-OMW, Class A
2.13%, 09/10/39 144A	1,700,000	1,498,078
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, SONIA Interest Rate + 0.30%), 0.75%, 04/15/47(U) †	531,189	620,539
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
3.05%, 11/21/34† γ	89,061	85,175
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
2.43%, 05/25/34† γ	46,615	44,960
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, CME Term SOFR 1M + 0.96%, 0.85% Floor), 2.30%, 07/15/36 144A †	1,341,614	1,298,116
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
3.09%, 07/25/59 144A † γ	150,031	147,226
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	811,192
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	138,664
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	359,929
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 05/15/46	480,000	464,271
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,365,923
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	530,311	525,921
	Par	Value
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.65%, 1.40% Floor), 2.97%, 05/15/36 144A †	$ 920,626	$ 889,309
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.51%, 04/05/42 144A † γ	1,600,000	1,343,966
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 2.18%, 10/25/35†	89,756	85,720
MSCG Trust, Series 2015-ALDR, Class A2
3.58%, 06/07/35 144A † γ	580,000	545,518
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	878,875	838,847
NYO Commercial Mortgage Trust, Series 2021-1290, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 2.42%, 11/15/38 144A †	2,300,000	2,203,997
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 2.27%, 06/25/57 144A †	965,509	946,871
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 2.51%, 08/09/37 144A †	2,300,000	2,217,378
PRKCM Trust, Series 2022-AFC1, Class A1A
4.10%, 04/25/57 144A † γ	1,176,481	1,151,014
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 2.57%, 07/25/36 144A †	2,299,456	2,197,270
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 2.82%, 11/25/36 144A †	2,296,839	2,199,126
Resloc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	732,241	724,024
Resloc UK PLC, Series 2007-1X, Class A3B
(Floating, ICE LIBOR GBP 3M + 0.16%), 1.75%, 12/15/43(U) †	183,060	214,930
Ripon Mortgages PLC, Series 1RA, Class A
(Floating, SONIA Interest Rate + 0.70%), 1.35%, 08/28/56(U) 144A †	4,333,343	5,204,131

See Notes to Financial Statements.

	Par	Value
Ripon Mortgages PLC, Series 1RA, Class C
(Floating, SONIA Interest Rate + 1.15%), 1.80%, 08/28/56(U) 144A †	$3,100,000	$3,616,666
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 2.24%, 04/19/27†	83,045	79,822
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 3.72%, 05/15/38 144A †	970,000	913,230
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	310,865
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	365,913
SMRT, Series 2022-MINI, Class D
(Floating, CME Term SOFR 1M + 1.95%, 1.95% Floor), 3.23%, 01/15/39 144A †	1,290,000	1,210,384
SREIT Trust, Series 2021-IND, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 2.02%, 10/15/38 144A †	2,300,000	2,188,262
SREIT Trust, Series 2021-MFP2, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 2.15%, 11/15/36 144A †	450,000	432,093
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 1.92%, 10/25/35†	69,010	68,990
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 2.10%, 07/19/35†	32,040	29,518
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 2.37%, 04/15/34 144A †	1,959,000	1,903,451
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 3.46%, 05/15/37 144A †	850,000	829,259
	Par	Value
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 2.26%, 09/25/43†	$ 3,251	$ 3,150
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
2.18%, 04/25/45† γ	18,756	18,201
Towd Point Mortgage Funding PLC, Series 2019-A13X, Class A1
(Floating, SONIA Interest Rate + 0.90%), 1.36%, 07/20/45(U) †	1,498,300	1,822,600
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 1.61%, 10/20/51(U) 144A †	980,853	1,191,107
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Interest Rate + 0.90%), 1.53%, 05/20/45(U) †	3,217,954	3,909,303
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 0.90%), 1.36%, 07/20/45(U) 144A †	1,498,300	1,822,600
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.61%, 12/10/45 144A † γ	320,000	301,762
Uniform Mortgage Backed Securities
2.00%, 07/01/52 TBA	17,000,000	14,758,125
2.50%, 07/01/52 TBA	25,000,000	22,490,235
3.50%, 07/01/52 TBA	6,000,000	5,771,719
4.00%, 07/01/52 TBA	9,000,000	8,877,480
4.50%, 07/01/52 TBA	11,600,000	11,647,579
5.00%, 07/01/52 TBA	11,400,000	11,638,688
3.00%, 08/01/52 TBA	95,808,964	89,162,217
4.00%, 08/01/52 TBA	26,400,000	25,996,266
4.50%, 08/01/52 TBA	100,000	100,191
5.00%, 09/01/52 TBA	100,000	101,596
UWM Mortgage Trust, Series 2021-INV2, Class A9
(Floating, U.S. 30-Day Average SOFR + 1.00%, 5.00% Cap), 1.93%, 09/25/51 144A †	2,139,843	2,019,186
UWM Mortgage Trust, Series 2021-INV3, Class A3
2.50%, 11/25/51 144A † γ	3,035,688	2,613,047
UWM Mortgage Trust, Series 2021-INV3, Class A9
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 1.88%, 11/25/51 144A †	2,181,900	2,049,180
UWM Mortgage Trust, Series 2021-INV4, Class A3
2.50%, 12/25/51 144A † γ	2,098,505	1,808,485
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
VASA Trust, Series 2021-VASA, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 2.22%, 07/15/39 144A †	$ 390,000	$ 373,088
Verus Securitization Trust, Series 2022-6, Class A3
4.91%, 06/25/67 144A † γ	2,500,000	2,426,069
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	1,610,000	1,309,777
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	99,861
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
2.61%, 02/25/33† γ	1,976	1,963
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.88%, 06/25/42†	3,118	2,915
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 2.40%, 01/25/45†	547,768	517,664
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 2.20%, 10/25/45†	361,992	346,366
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.78%, 02/25/37† γ	116,668	105,178
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.04%, 02/25/37† γ	77,892	73,583
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 1.24%, 04/25/47†	283,665	255,235
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 2.16%, 07/25/45†	257,303	246,179
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 2.20%, 07/25/45†	66,623	62,551
	Par	Value
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	$ 51,018	$ 49,623
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
2.89%, 12/28/37† γ	165,487	156,751
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.43%, 07/15/46† γ	20,000	18,800
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D
3.18%, 12/15/59 144A † γ	532,000	419,201
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class D
2.80%, 12/15/50 144A	650,000	487,077
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	118,916
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	300,000	287,407
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	35,754	33,636
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.31%, 05/15/45 144A † IO γ	2,055,808	11,748
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.14%, 03/15/47† IO γ	753,945	8,248
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.17%, 08/15/47† IO γ	2,492,152	40,739
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	284,364
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	256,201
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	1,771,979
Total Mortgage-Backed Securities (Cost $711,402,201)		685,151,433
MUNICIPAL BONDS — 0.6%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	882,691
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	235,000	272,043
Bay Area Toll Authority, Revenue Bond, Series F-1
1.63%, 04/01/28	300,000	266,993

See Notes to Financial Statements.

	Par	Value
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	$ 25,000	$ 20,653
1.88%, 02/01/31	150,000	121,316
Central Texas Regional Mobility Authority, Revenue Bond, Series E
3.17%, 01/01/41	1,000,000	793,561
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	700,000	840,805
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	300,000	360,345
City of Houston Texas Airport System Revenue, Revenue Bond, Subseries C
2.24%, 07/01/29	110,000	97,231
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	25,000	22,196
1.41%, 06/01/28	65,000	55,167
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	26,123
1.46%, 12/01/28	65,000	54,086
City of Tucson Arizona COPS, Series A (AGM Insured)
1.93%, 07/01/31	205,000	170,883
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	45,509
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bond
4.28%, 02/01/36	1,300,000	1,294,856
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	43,018
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	115,000	126,306
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	854,959
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
1.65%, 11/01/28	225,000	196,044
2.07%, 11/01/30	670,000	569,172
	Par	Value
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	$ 70,000	$ 59,991
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	310,687
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	90,000	80,387
2.10%, 05/01/30	25,000	21,450
2.20%, 05/01/31	135,000	114,217
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	155,000	134,650
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	86,536
1.86%, 06/01/30	55,000	46,593
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	204,445
State of California, General Obligation
7.55%, 04/01/39	410,000	557,338
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	407,954
6.63%, 02/01/35	495,000	527,692
7.35%, 07/01/35	465,000	507,748
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	13,486
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	61,053
Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bond
2.78%, 09/01/34	1,000,000	814,095
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	5,000	4,356
Total Municipal Bonds (Cost $11,439,421)		11,066,635

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
Call Swaption — 0.0%
Pay 1-Day SOFR (Annually); Receive 2.70% (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 10/10/22 (GSC)	1	$ 100	$ 43,166
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $117.00, Expires 07/22/22 (GSC)	42	4,978,312	80,719
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $112.20, Expires 07/22/22 (GSC)	60	6,735,000	29,063
Long U.S. Treasury Bond Future expiration date 8/2022, Strike Price $136.00, Expires 07/22/22 (GSC)	22	3,049,750	75,969
Long U.S. Treasury Bond Future expiration date 8/2022, Strike Price $138.50, Expires 07/22/22 (GSC)	22	3,049,750	32,866
			218,617
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $116.50, Expires 07/22/22 (GSC)	90	10,667,813	25,313
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $110.20, Expires 07/22/22 (GSC)	45	5,051,250	4,570
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $110.70, Expires 07/22/22 (GSC)	17	1,908,250	2,789
			32,672
	Number of Contracts	Notional Amount	Value
Put Swaption — 0.0%
Pay 2.71% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 10/10/22 (GSC)	1	$100	$ 43,166
Total Purchased Options (Premiums paid $263,547)			337,621

	Par
U.S. TREASURY OBLIGATIONS — 19.5%
U.S. Treasury Bills
1.02%, 08/23/22Ω ‡‡	$ 3,696,000	3,687,988
1.22%, 09/08/22Ω ‡‡ Δ	4,100,000	4,087,927
		7,775,915
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	11,648
4.25%, 05/15/39	4,300,000	4,915,354
4.38%, 11/15/39	200,000	231,227
1.13%, 08/15/40	6,360,000	4,396,598
1.38%, 11/15/40	42,260,000	30,451,962
1.88%, 02/15/41	9,190,000	7,211,458
2.25%, 05/15/41Δ	4,150,000	3,464,602
1.75%, 08/15/41	1,350,000	1,027,424
3.13%, 11/15/41	3,580,000	3,439,177
2.38%, 02/15/42	2,800,000	2,375,187
3.25%, 05/15/42	150,000	146,438
2.75%, 08/15/42	10,430,000	9,367,036
2.75%, 11/15/42	7,050,000	6,318,838
2.88%, 05/15/43Δ	3,200,000	2,920,750
3.63%, 08/15/43	280,000	287,612
3.63%, 02/15/44	6,460,000	6,633,612
3.38%, 05/15/44	3,200,000	3,161,125
3.13%, 08/15/44	4,800,000	4,551,000
3.00%, 11/15/44	3,100,000	2,875,613
2.50%, 02/15/45Δ	950,000	806,461
2.88%, 08/15/45	4,340,000	3,946,009
3.00%, 02/15/48	6,170,000	5,816,189
2.88%, 05/15/49Δ	6,200,000	5,783,680
2.00%, 02/15/50	19,830,000	15,375,996
1.25%, 05/15/50	28,190,000	17,948,000
1.38%, 08/15/50	22,170,000	14,603,188
1.63%, 11/15/50	16,340,000	11,499,594
1.88%, 02/15/51	5,570,000	4,180,764
2.38%, 05/15/51	3,800,000	3,209,367
2.00%, 08/15/51	3,030,000	2,343,161
1.88%, 11/15/51	1,621,000	1,216,763

See Notes to Financial Statements.

	Par	Value
2.25%, 02/15/52Δ	$13,052,000	$ 10,745,467
2.88%, 05/15/52	39,660,000	37,469,405
		228,730,705
U.S. Treasury Notes
1.88%, 09/30/22	1,673,000	1,673,271
2.00%, 10/31/22	2,700,000	2,698,861
0.13%, 03/31/23	1,000,000	980,622
0.25%, 09/30/23	160,000	154,763
0.25%, 11/15/23	60,000	57,830
2.75%, 05/15/25	31,100,000	30,864,320
0.25%, 08/31/25	1,390,000	1,272,990
2.25%, 11/15/25	1,480,000	1,441,959
0.38%, 11/30/25	20,000	18,272
0.75%, 03/31/26	600,000	551,156
2.25%, 03/31/26	1,500,000	1,457,813
2.63%, 05/31/27Δ	11,420,000	11,205,429
0.75%, 01/31/28Δ	17,550,000	15,460,453
2.75%, 02/15/28	1,400,000	1,375,883
1.25%, 03/31/28	5,910,000	5,340,239
1.25%, 04/30/28	3,190,000	2,877,978
1.25%, 05/31/28	6,590,000	5,937,178
1.25%, 09/30/28	5,280,000	4,729,931
1.38%, 10/31/28	750,000	676,318
2.88%, 04/30/29	2,700,000	2,668,781
2.75%, 05/31/29	20,270,000	19,874,102
3.25%, 06/30/29	4,600,000	4,654,985
1.25%, 08/15/31	1,740,000	1,498,303
2.88%, 05/15/32	27,900,000	27,590,485
		145,061,922
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	1,543,912
2.18%, 08/15/41Ω Δ	1,080,000	549,355
2.42%, 05/15/44Ω	3,405,000	1,583,504
2.48%, 11/15/44Ω	820,000	374,031
2.33%, 02/15/46Ω	4,115,000	1,819,897
1.95%, 05/15/52Ω	4,900,000	1,973,874
		7,844,573
Total U.S. Treasury Obligations (Cost $436,398,683)		389,413,115

	Shares
MONEY MARKET FUNDS — 7.5%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø ∞	83,594,674	83,594,674
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø §	25,291,196	25,291,196
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	40,141,110	40,141,110
Total Money Market Funds (Cost $149,026,980)		149,026,980

	Par	Value
REPURCHASE AGREEMENTS — 4.0%
Deutsche Bank Securities, Inc.
1.53% (dated 07/01/22, due 07/05/22, repurchase price $39,835,750, collateralized by U.S. Treasury Note, 0.75%, due 04/30/26, total market value $40,738,076)	$39,500,000	$ 39,500,000

1.54% (dated 06/30/22, due 07/01/22, repurchase price $40,644,789, collateralized by U.S. Treasury Note, 0.13%, due 01/15/31, total market value $41,524,174)	40,300,000	40,300,000
Total Repurchase Agreements (Cost $79,800,000)		79,800,000
TOTAL INVESTMENTS —114.7% (Cost $2,466,060,250)		2,287,021,386

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $117.50, Expires 07/22/22 (GSC)	(15)	$ (1,777,969)	(23,437)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $118.00, Expires 07/22/22 (GSC)	(84)	(9,956,625)	(103,688)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $118.50, Expires 07/22/22 (GSC)	(90)	(10,667,812)	(85,782)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $119.00, Expires 07/22/22 (GSC)	(30)	(3,555,938)	(21,562)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $120.00, Expires 07/22/22 (GSC)	(70)	(8,297,187)	(27,344)
10-Year U.S. Treasury Note Future expiration date 9/2022, Strike Price $120.50, Expires 08/26/22 (GSC)	(60)	(7,111,875)	(45,000)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $111.50, Expires 07/22/22 (GSC)	(63)	$ (7,071,750)	$ (68,414)
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $112.00, Expires 07/22/22 (GSC)	(192)	(21,552,000)	(148,500)
Australian Dollar vs. U.S. Dollar, Strike Price $0.74, Expires 08/11/22 (BAR)	(1)	(7,700,000)	(5,433)
Brazilian Real vs. U.S. Dollar, Strike Price $5.29, Expires 08/29/22 (MSCS)	(1)	(3,500,000)	(118,321)
Brazilian Real vs. U.S. Dollar, Strike Price $5.37, Expires 07/26/22 (MSCS)	(1)	(4,100,000)	(53,587)
Brazilian Real vs. U.S. Dollar, Strike Price $5.62, Expires 08/09/22 (HSBC)	(1)	(4,900,000)	(36,571)
Euro Dollar 12/2022, Strike Price $965.00, Expires 12/19/22 (GSC)	(115)	(27,689,125)	(82,656)
Euro Dollar 12/2022, Strike Price $970.00, Expires 12/19/22 (GSC)	(541)	(130,259,275)	(185,969)
			(1,006,264)
Call Swaptions — (0.0)%
Pay 2.15% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $2.15, Expires 11/20/23 (GSC)	(1)	(7,900,000)	(29,661)
Pay 2.25% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 8/29/2027 USD, Strike Price $2.25, Expires 08/19/22 (GSC)	(1)	(3,200,000)	(6,115)
	Number of Contracts	Notional Amount	Value
Pay 2.31% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 8/23/2032 USD, Strike Price $2.31, Expires 08/25/22 (GSC)	(1)	$ (7,700,000)	$(19,438)
Pay 2.70% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	(5,800,000)	(41,852)
			(97,066)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $115.00, Expires 07/22/22 (GSC)	(72)	(8,534,250)	(7,875)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $116.00, Expires 07/22/22 (GSC)	(122)	(14,460,812)	(24,782)
10-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $117.00, Expires 07/22/22 (GSC)	(70)	(8,297,188)	(27,344)
30-Year U.S. Treasury Note Future expiration date 7/2022, Strike Price $133.00, Expires 07/01/22 (GSC)	(7)	(1,080,407)	(7)
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $109.00, Expires 07/22/22 (GSC)	(90)	(10,102,500)	(2,813)
5-Year U.S. Treasury Note Future expiration date 8/2022, Strike Price $109.70, Expires 07/22/22 (GSC)	(106)	(11,898,500)	(6,625)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
FNCL 3.50% expiration date 8/2020, Strike Price $96.91, Expires 08/04/22 (JPM)	(1)	$ (3,900,000)	$ (44,901)
FNCL 4.00% expiration date 8/2020, Strike Price $98.09, Expires 08/04/22 (JPM)	(1)	(19,400,000)	(89,756)
FNCL 4.50% expiration date 8/2020, Strike Price $99.77, Expires 08/04/22 (JPM)	(1)	(7,700,000)	(26,072)
FNCL 4.50% expiration date 8/2020, Strike Price $99.83, Expires 08/04/22 (JPM)	(1)	(7,700,000)	(27,683)
FNCL 4.50% expiration date 9/2020, Strike Price $99.66, Expires 09/07/22 (JPM)	(1)	(9,900,000)	(60,958)
Long U.S. Treasury Bond Future expiration date 8/2022, Strike Price $133.00, Expires 07/22/22 (GSC)	(21)	(2,911,125)	(6,235)
Norwegian Krone vs. U.S. Dollar, Strike Price $9.25, Expires 07/13/22 (DEUT)	(1)	(5,900,000)	(494)
			(325,545)
Put Swaptions — (0.0)%
Pay 1-Day SOFR (Annually); Receive 2.70% (Annually); Interest Rate Swap Maturing 4/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	(5,800,000)	(38,967)
	Number of Contracts	Notional Amount	Value
Pay 1-Day SOFR (Annually); Receive 2.85% (Annually); Interest Rate Swap Maturing 8/29/2027 USD, Strike Price $2.85, Expires 04/02/24 (GSC)	(1)	$(3,200,000)	$ (29,782)
Pay 1-Day SOFR (Annually); Receive 3.01% (Annually); Interest Rate Swap Maturing 8/23/2032 USD, Strike Price $3.01, Expires 08/25/22 (GSC)	(1)	(7,700,000)	(66,316)
Pay 1-Day SOFR (Annually); Receive 3.65% (Annually); Interest Rate Swap Maturing 11/22/2024 USD, Strike Price $3.65, Expires 11/20/23 (GSC)	(1)	(7,900,000)	(27,950)
			(163,015)
Total Written Options (Premiums received $ (1,723,432))			(1,591,890)

	Par
TBA SALE COMMITMENTS — (0.4)%
Uniform Mortgage Backed Securities 3.50%, 07/01/52 TBA	$ (100,000)	(96,195)
Uniform Mortgage Backed Securities 2.50%, 07/01/52 TBA	(1,000,000)	(899,609)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Uniform Mortgage Backed Securities 3.00%, 07/01/52 TBA	$(7,000,000)	$ (6,521,485)
Total TBA Sale Commitments (Proceeds $(7,593,789))		(7,517,289)
Liabilities in Excess of Other Assets — (14.2)%		(282,723,866)
NET ASSETS — 100.0%		$1,995,188,341
PORTFOLIO SUMMARY (based on net assets)
%
Mortgage-Backed Securities	34.4
Corporate Bonds	27.3
U.S. Treasury Obligations	19.5
Foreign Bonds	10.3
Asset-Backed Securities	7.5
Money Market Funds	7.5
Repurchase Agreements	4.0
Agency Obligations	1.6
Commercial Paper	1.3
Loan Agreements	0.7
Municipal Bonds	0.6
Purchased Options	—**
Written Options	(0.1)
TBA Sale Commitments	(0.4)
114.2
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	09/2022	(14)	$ (2,399,638)	$ 163,130
Euro-Bobl	09/2022	8	1,041,159	(44,880)
Euro-Bund	09/2022	(179)	(27,908,606)	619,997
Euro-OAT	09/2022	1	145,173	(247,802)
FTSE KLCI	09/2022	(160)	(20,643,777)	(1,183,508)
10-Year Japanese Treasury Bond	09/2022	(23)	(25,191,848)	95,315
10-Year Commonwealth Treasury Bond	09/2022	73	5,990,909	(43,373)
10-Year U.S. Treasury Note	09/2022	(155)	(18,372,344)	426,959
U.S. Treasury Long Bond	09/2022	(621)	(86,086,125)	470,161
Ultra 10-Year U.S. Treasury Note	09/2022	(131)	(16,686,125)	234,702
Ultra Long U.S. Treasury Bond	09/2022	281	43,370,594	(572,009)
Long GILT	09/2022	(45)	(6,243,654)	261,133
2-Year U.S. Treasury Note	10/2022	275	57,754,297	(99,243)
5-Year U.S. Treasury Note	10/2022	1,644	184,539,000	(536,833)
3-Month Euribor	12/2022	134	34,706,113	(153,480)
90-Day Eurodollar	12/2022	736	177,210,400	(2,792,996)
3-Month CME SOFR	12/2022	(112)	(27,172,600)	(27,143)
90-Day Eurodollar	06/2023	156	37,660,350	(45,794)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
90-Day Eurodollar	09/2023	37	$ 8,949,838	$ (215,287)
3-Month CME SOFR	09/2023	115	27,837,188	79,125
90-Day Eurodollar	12/2023	143	34,643,538	(322,112)
Total Futures Contracts outstanding at June 30, 2022			$383,143,842	$(3,933,938)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/05/22	U.S. Dollars	32,379,202	British Pounds	25,688,000	BNP	$1,106,384
07/05/22	U.S. Dollars	11,785,790	Euro	10,929,000	HSBC	328,853
10/07/22	U.S. Dollars	2,664,135	Israeli Shekels	8,499,500	DEUT	212,653
08/05/22	U.S. Dollars	2,250,020	Chilean Pesos	1,885,404,600	HSBC	212,211
10/07/22	U.S. Dollars	2,302,621	Israeli Shekels	7,300,000	HSBC	197,106
07/19/22	U.S. Dollars	4,467,130	Chinese Offshore Yuan	28,601,065	CITI	194,654
09/07/22	U.S. Dollars	1,786,732	Israeli Shekels	5,700,570	JPM	146,500
07/01/22	U.S. Dollars	1,757,264	Danish Kroner	11,844,841	MSCS	88,400
07/05/22	U.S. Dollars	5,566,383	Australian Dollars	7,971,000	JPM	64,189
08/16/22	U.S. Dollars	903,863	Japanese Yen	114,400,000	HSBC	58,025
08/31/22	U.S. Dollars	721,000	Brazilian Reals	3,537,947	MSCS	57,502
04/05/23	U.S. Dollars	1,969,691	Israeli Shekels	6,557,100	JPM	54,789
07/13/22	U.S. Dollars	1,375,274	South African Rand	21,529,553	BNP	53,734
07/19/22	U.S. Dollars	1,186,431	Japanese Yen	153,685,508	CITI	52,398
08/08/22	U.S. Dollars	4,164,284	Peruvian Nuevo Soles	15,839,688	JPM	45,004
09/21/22	U.S. Dollars	1,263,698	New Zealand Dollars	1,955,453	DEUT	43,618
12/12/22	U.S. Dollars	817,400	South African Rand	12,842,825	DEUT	41,182
07/19/22	U.S. Dollars	964,474	Australian Dollars	1,349,326	CITI	32,967
09/21/22	U.S. Dollars	1,267,481	British Pounds	1,013,591	MSCS	31,603
08/02/22	U.S. Dollars	9,783,762	Euro	9,285,000	BNP	31,377
08/16/22	U.S. Dollars	4,607,780	Japanese Yen	619,100,000	BNP	30,344
07/15/22	U.S. Dollars	1,489,000	Norwegian Kroner	14,375,589	UBS	29,083
07/28/22	U.S. Dollars	3,208,480	Euro	3,029,568	JPM	27,603
07/19/22	U.S. Dollars	1,139,129	Canadian Dollars	1,432,355	CITI	26,391
07/01/22	U.S. Dollars	504,470	Danish Kroner	3,406,680	DEUT	24,490
07/19/22	U.S. Dollars	658,989	Indonesian Rupiahs	9,511,189,041	CITI	22,301
08/16/22	Japanese Yen	504,500,000	U.S. Dollars	3,712,334	BNP	17,785
08/16/22	U.S. Dollars	511,755	Japanese Yen	66,856,635	JPM	17,438
07/19/22	U.S. Dollars	246,181	British Pounds	188,429	GSC	16,728
08/11/22	U.S. Dollars	995,000	Brazilian Reals	5,193,900	HSBC	15,358
07/19/22	U.S. Dollars	672,673	Mexican Pesos	13,292,281	CITI	14,026
07/19/22	Euro	571,166	Norwegian Kroner	5,767,248	CITI	13,587
07/05/22	Australian Dollars	7,999,000	U.S. Dollars	5,508,911	HSBC	12,611
09/21/22	Euro	588,000	Swedish Kronor	6,196,462	SS	12,037
09/21/22	Swiss Francs	359,448	U.S. Dollars	370,664	BNP	8,182
07/19/22	U.S. Dollars	269,850	Euro	249,897	GSC	7,633
09/22/22	U.S. Dollars	1,058,627	British Pounds	862,154	MSCS	7,376
07/05/22	British Pounds	838,000	U.S. Dollars	1,013,056	JPM	7,133
08/01/22	U.S. Dollars	772,360	Danish Kroner	5,423,319	MSCS	6,525
07/05/22	U.S. Dollars	607,305	British Pounds	494,000	JPM	5,905
07/21/22	U.S. Dollars	380,388	Canadian Dollars	483,813	MSCS	4,535
07/05/22	U.S. Dollars	466,403	Euro	442,000	BAR	3,052
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/22	U.S. Dollars	190,558	Euro	180,000	CITI	$ 1,683
09/21/22	U.S. Dollars	24,320	Euro	22,614	DEUT	476
07/05/22	U.S. Dollars	4,013	Brazilian Reals	20,691	BNP	66
07/19/22	U.S. Dollars	23,341	Mexican Pesos	470,000	GSC	52
Subtotal Appreciation						$ 3,385,549
08/02/22	Brazilian Reals	20,691	U.S. Dollars	3,981	BNP	$ (69)
07/05/22	Brazilian Reals	20,691	U.S. Dollars	4,270	BNP	(322)
07/19/22	U.S. Dollars	334,791	Euro	320,000	CITI	(987)
09/21/22	Canadian Dollars	66,131	U.S. Dollars	52,478	MSCS	(1,095)
07/05/22	British Pounds	603,000	U.S. Dollars	736,401	BAR	(2,303)
08/16/22	U.S. Dollars	495,968	Norwegian Kroner	4,905,000	BNP	(2,529)
09/22/22	British Pounds	334,109	U.S. Dollars	410,248	MSCS	(2,858)
08/10/22	U.S. Dollars	1,330,326	Chinese Offshore Yuan	8,930,000	RBS	(3,382)
07/05/22	U.S. Dollars	628,539	Euro	604,000	BAR	(4,637)
07/19/22	Mexican Pesos	18,000,000	U.S. Dollars	897,899	CITI	(5,978)
08/16/22	Japanese Yen	94,700,000	U.S. Dollars	706,515	BNP	(6,332)
09/21/22	British Pounds	500,000	U.S. Dollars	615,989	SS	(6,336)
07/05/22	U.S. Dollars	932,263	British Pounds	771,000	BAR	(6,360)
07/05/22	U.S. Dollars	6,684,837	Australian Dollars	9,694,000	JPM	(6,703)
08/01/22	U.S. Dollars	1,361,944	Danish Kroner	9,695,000	MSCS	(7,102)
05/10/23	U.S. Dollars	1,672,170	Chinese Offshore Yuan	11,221,933	HSBC	(7,383)
08/10/22	U.S. Dollars	2,817,616	Chinese Offshore Yuan	18,920,291	HSBC	(8,157)
09/21/22	Norwegian Kroner	3,104,290	U.S. Dollars	325,391	MSCS	(9,627)
07/05/22	U.S. Dollars	3,848,834	Euro	3,682,000	JPM	(11,029)
08/02/22	U.S. Dollars	5,509,631	Australian Dollars	7,999,000	HSBC	(13,118)
07/05/22	Euro	494,000	U.S. Dollars	531,130	UBS	(13,266)
08/11/22	Brazilian Reals	5,198,875	U.S. Dollars	995,000	JPM	(14,420)
08/10/22	U.S. Dollars	4,895,751	Chinese Offshore Yuan	32,938,123	JPM	(23,605)
09/21/22	Australian Dollars	879,583	U.S. Dollars	632,125	BNP	(24,563)
09/21/22	Swedish Kronor	6,212,154	U.S. Dollars	634,350	BNP	(24,888)
08/16/22	U.S. Dollars	2,982,291	Norwegian Kroner	29,615,000	MSCS	(27,496)
07/15/22	Norwegian Kroner	14,333,114	U.S. Dollars	1,489,000	DEUT	(33,397)
07/19/22	U.S. Dollars	1,769,011	Mexican Pesos	36,540,000	CITI	(41,587)
07/05/22	British Pounds	1,489,000	U.S. Dollars	1,855,980	JPM	(43,257)
07/05/22	Euro	1,573,000	U.S. Dollars	1,692,781	GSC	(43,795)
07/19/22	U.S. Dollars	1,839,844	Mexican Pesos	38,050,000	GSC	(45,577)
08/02/22	U.S. Dollars	29,206,284	British Pounds	24,023,000	HSBC	(54,577)
08/31/22	Brazilian Reals	3,540,110	U.S. Dollars	721,000	HSBC	(57,097)
08/16/22	Norwegian Kroner	102,545,507	U.S. Dollars	10,479,439	BAR	(57,691)
07/05/22	Euro	4,305,000	U.S. Dollars	4,599,526	BAR	(86,569)
08/16/22	U.S. Dollars	6,416,151	Norwegian Kroner	64,020,000	DEUT	(90,232)
07/19/22	Australian Dollars	1,861,180	U.S. Dollars	1,392,228	CITI	(107,361)
08/18/22	Chilean Pesos	1,891,114,500	U.S. Dollars	2,163,128	UBS	(124,232)
07/19/22	Indonesian Rupiahs	56,877,253,622	U.S. Dollars	3,954,478	CITI	(147,057)
07/19/22	Canadian Dollars	8,548,090	U.S. Dollars	6,838,717	CITI	(198,057)
07/05/22	Australian Dollars	9,666,000	U.S. Dollars	6,904,308	UBS	(232,095)
07/19/22	Norwegian Kroner	32,425,091	Euro	3,404,000	CITI	(278,635)
07/19/22	Japanese Yen	917,179,528	U.S. Dollars	7,421,747	GSC	(653,956)
Subtotal Depreciation						$(2,529,717)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ 855,832

See Notes to Financial Statements.

Swap Agreements outstanding at June 30, 2022:
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
Rolls-Royce Holdings PLC 2.13% due 6/18/21 (Receive Quarterly)	3.80%	1.00	6/20/2025	EUR	1,700,000	$(138,320)	$(263,901)	$ 125,581
Subtotal Appreciation						$(138,320)	$(263,901)	$ 125,581
Citigroup Inc., 2.87% due 7/24/23 (Receive Quarterly)	0.58%	1.00	12/20/2022	USD	2,200,000	$ 4,953	$ 15,971	$ (11,018)
The Boeing Co., 2.60% due 10/30/25 (Receive Quarterly)	1.52%	1.00	6/20/2023	USD	2,200,000	(10,407)	5,839	(16,246)
Prudential Financial Inc., 3.50% due 5/15/24 (Receive Quarterly)	0.42%	1.00	6/20/2024	USD	1,075,000	12,328	19,844	(7,516)
The Boeing Co., 8.75% due 8/15/21 (Receive Quarterly)	1.86%	1.00	6/20/2024	USD	475,000	(7,546)	11,966	(19,512)
Devon Energy Corporation 7.95% due 4/15/32 (Receive Quarterly)	1.62%	1.00	6/20/2026	USD	2,800,000	(61,902)	(26,054)	(35,848)
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	1.55%	1.00	6/20/2026	USD	2,100,000	(41,327)	11,126	(52,453)
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	1.55%	1.00	6/20/2026	USD	1,100,000	(21,648)	17,601	(39,249)
The Boeing Co., 2.60% due 10/30/25 (Receive Quarterly)	2.33%	1.00	6/20/2026	USD	2,400,000	(112,760)	(17,161)	(95,599)
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	1.72%	1.00	12/20/2026	USD	2,600,000	(75,224)	29,130	(104,354)
General Motors Co., 4.88% due 10/2/23 (Pay Quarterly)	2.63%	5.00	12/20/2026	USD	2,200,000	208,230	443,519	(235,289)
Stellantis N.V., 5.25% due 4/15/23 (Receive Quarterly)	2.17%	5.00	12/20/2026	EUR	1,700,000	212,613	391,652	(179,039)
Republic of Indonesia, 4.13% due 1/15/25 (Receive Quarterly)	1.43%	1.00	6/20/2027	USD	3,470,000	(66,085)	10,164	(76,249)
Republic of Peru, 8.75% 11/21/2033 (Receive Quarterly)	1.24%	1.00	6/20/2027	USD	290,000	(3,123)	3,476	(6,599)
British Telecommunications, 5.75% due 12/7/28 (Receive Quarterly)	1.67%	1.00	6/20/2028	EUR	2,000,000	(76,744)	(11,393)	(65,351)
British Telecommunications, 5.75% due 12/7/28 (Receive Quarterly)	1.77%	1.00	12/20/2028	EUR	2,000,000	(94,221)	(23,988)	(70,233)
Subtotal Depreciation						$(132,863)	$ 881,692	$(1,014,555)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at June 30, 2022						$(271,183)	$ 617,791	$ (888,974)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.HY.38 Index (Pay Quarterly)	(5.00)%	6/20/2027	USD	1,009,800	$ 28,011	$ (37,817)	$ 65,828
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(1.00)%	6/20/2027	USD	53,200,000	2,119	(33,314)	35,433
Subtotal Appreciation					$ 30,130	$ (71,131)	$101,261
Markit CDX.NA.IG.38 Index (Pay Quarterly)	(5.00)%	6/20/2027	USD	5,643,000	$156,532	$158,566	$ (2,034)
Subtotal Depreciation					$156,532	$158,566	$ (2,034)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection outstanding at June 30, 2022					$186,662	$ 87,435	$ 99,227

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.96%	1.00%	6/20/2025	USD	22,475,000	$ 30,386	$ 232,086	$ (201,700)
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.88%	1.00%	6/20/2026	USD	21,900,000	101,646	533,136	(431,490)
Markit CDX.NA.IG.37 Index (Receive Quarterly)	0.95%	1.00%	12/20/2026	USD	3,725,000	9,001	58,993	(49,992)
iTraxx Europe & Crossover Series 37 (Receive Quarterly)	5.80%	5.00%	6/20/2027	EUR	5,100,000	(157,944)	257,594	(415,538)
Markit CDX.NA.IG.38 Index (Receive Quarterly)	1.01%	1.00%	6/20/2027	USD	55,344,000	(2,204)	688,708	(690,912)
						$ (19,115)	$1,770,517	$(1,789,632)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,804,163	$ 4,101	$ (270)	$ 4,371
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	10,262,470	114,500	—	114,500
3.97% (Upon termination)	US CPI Urban Consumers (Upon termination)	11/18/2023	USD	7,830,000	235,569	(43,299)	278,868
1-Day SOFR (Annually)	3.30% (Annually)	12/21/2023	USD	18,400,000	8,989	(3,373)	12,362
3.00% (Quarterly)	3-Month KWCDC (Quarterly)	6/15/2024	KRW	2,929,480,000	18,944	2,669	16,275
1-Day SOFR (Annually)	3.53% (Annually)	6/21/2024	USD	149,100,000	829,799	47,553	782,246
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	41,780,000	15,383	—	15,383
7.00% (Quarterly)	3-Month JIBAR (Quarterly)	9/21/2024	ZAR	59,550,000	45,106	13,049	32,057
7.50% (Annually)	6-Month WIBOR (Semiannually)	9/21/2024	PLN	3,400,000	4,035	711	3,324
1-Day SOFR (Annually)	3.13% (Annually)	6/21/2025	USD	73,900,000	403,020	16,506	386,514
2.95% (Upon termination)	US CPI Urban Consumers (Upon termination)	10/20/2026	USD	7,090,000	263,438	(3,705)	267,143
1.52% (Annually)	1-Day SOFR (Annually)	11/20/2026	USD	8,910,000	268,850	(21,341)	290,191
2.59% (Annually)	1-Day SOFR (Annually)	11/30/2026	USD	15,180,000	115,282	265	115,017
0.71% (Annually)	1-Day SOFR (Annually)	5/15/2027	USD	22,990,000	2,145,284	24,706	2,120,578
6-Month EURIBOR (Semiannually)	1.00% (Annually)	5/18/2027	EUR	3,600,000	(125,337)	(163,593)	38,256
0.75% (Annually)	6-Month EURIBOR (Semiannually)	9/21/2027	EUR	2,420,000	137,464	133,413	4,051
1.75% (Annually)	1-Day SONIA (Annually)	9/21/2027	GBP	1,810,000	77,143	76,738	405
3-Month New Zealand BBR FRA (Quarterly)	3.75% (Semiannually)	9/21/2027	NZD	3,340,000	(32,420)	(34,570)	2,150
6-Month ASX BBSW (Semiannually)	3.50% (Semiannually)	9/21/2027	AUD	10,570,000	(145,017)	(151,257)	6,240
1.13% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	13,722,000	1,199,568	99,593	1,099,975
1.22% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	5,885,000	481,951	(380)	482,331
2.42% (Annually)	6-Month EURIBOR (Semiannually)	7/4/2029	EUR	2,120,000	(1,554)	(1,554)	—
2.57% (Annually)	1-Day SOFR (Annually)	6/4/2031	USD	24,880,000	79,051	23,908	55,143
1.73% (Annually)	1-Day SOFR (Annually)	10/20/2031	USD	7,100,000	302,528	27,966	274,562
2.00% (Annually)	1-Day SOFR (Annually)	3/18/2032	USD	3,959,000	241,284	16,937	224,347
1.90% (Annually)	6-Month EURIBOR (Semiannually)	4/27/2032	EUR	1,180,000	36,323	—	36,323
1.75% (Annually)	1-Day ESTR (Annually)	5/17/2032	EUR	6,200,000	150,133	27,373	122,760
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	5/26/2032	JPY	709,000,000	55,375	3,764	51,611
28-Day Mexico Interbank TIIE (Lunar)	9.03% (Lunar)	9/8/2032	MXN	18,000,000	6,399	(9,386)	15,785

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.75% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	9/21/2032	NZD	550,000	$ 11,123	$ 11,013	$ 110
3.75% (Semiannually)	6-Month ASX BBSW (Semiannually)	9/21/2032	AUD	30,000	(663)	(1,171)	508
3-Month CDOR (Semiannually)	3.25% (Semiannually)	9/21/2032	CAD	3,560,000	(104,800)	(110,222)	5,422
3-Month STIBOR (Quarterly)	2.50% (Annually)	9/21/2032	SEK	47,970,000	141,243	117,200	24,043
6-Month WIBOR (Semiannually)	6.25% (Annually)	9/21/2032	PLN	2,825,000	(15,605)	(23,586)	7,981
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	9/21/2032	JPY	246,670,000	84,371	82,280	2,091
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2042	JPY	1,190,000,000	541,678	327,316	214,362
0.66% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	4/19/2042	JPY	49,000,000	11,724	—	11,724
1.36% (Annually)	6-Month EURIBOR (Semiannually)	4/27/2042	EUR	1,460,000	32,061	—	32,061
1.87% (Annually)	6-Month EURIBOR (Semiannually)	6/15/2042	EUR	5,500,000	17,216	5,199	12,017
0.56% (Annually)	1-Day SOFR (Annually)	7/20/2045	USD	5,310,000	1,963,158	70,079	1,893,079
0.74% (Annually)	1-Day SOFR (Annually)	8/19/2045	USD	3,610,000	1,222,278	—	1,222,278
1.52% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	3,222,000	676,144	(44,743)	720,887
1.73% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	4,196,000	721,255	47,848	673,407
1.63% (Annually)	1-Day SOFR (Annually)	5/15/2047	USD	6,360,000	1,231,727	268,325	963,402
6-Month EURIBOR (Semiannually)	1.49% (Annually)	6/16/2047	EUR	3,140,000	14,283	(2,963)	17,246
2.50% (Annually)	1-Day SOFR (Annually)	4/21/2052	USD	2,560,000	49,918	2,386	47,532
1.33% (Annually)	6-Month EURIBOR (Semiannually)	5/17/2052	EUR	2,000,000	152,080	66,448	85,632
0.80% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	6/15/2052	JPY	250,000,000	109,962	11,645	98,317
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	1,250,000	(92)	(92)	—
0.75% (Annually)	1-Day SONIA (Annually)	9/21/2052	GBP	10,200,000	3,796,375	1,869,820	1,926,555
Subtotal Appreciation					$17,590,627	$ 2,779,205	$14,811,422
3-Month New Zealand BBR FRA (Quarterly)	1.25% (Semiannually)	12/15/2022	NZD	9,510,000	$ (60,458)	$ (10,537)	$ (49,921)
3-Month LIBOR (Quarterly)	1.27% (Semiannually)	11/4/2023	USD	75,300,000	(1,703,609)	(1,385,012)	(318,597)
1-Day SOFR (Annually)	1.32% (Annually)	12/21/2023	USD	17,300,000	(323,776)	(95,975)	(227,801)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	9.20% (Upon termination)	1/2/2024	BRL	6,468,748	(76,800)	(28,018)	(48,782)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	1,293,456	(1,208)	1,647	(2,855)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	3/17/2024	JPY	750,000,000	(4,564)	11,605	(16,169)
3-Month LIBOR (Quarterly)	1.30% (Semiannually)	5/4/2024	USD	7,650,000	(264,847)	—	(264,847)
1-Day SOFR (Annually)	2.20% (Annually)	6/15/2024	USD	14,700,000	(207,152)	—	(207,152)
9.50% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/18/2024	MXN	95,570,000	9,185	11,083	(1,898)
1.75% (Annually)	3-Month EURIBOR (Quarterly)	9/21/2024	EUR	7,490,000	(28,683)	23,394	(52,077)
3-Month STIBOR (Quarterly)	2.25% (Annually)	9/21/2024	SEK	80,350,000	(82,575)	(64,872)	(17,703)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	12/21/2024	CNY	4,200,000	1,065	1,647	(582)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.23% (Upon termination)	1/2/2025	BRL	72,980,941	(144,493)	—	(144,493)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.06% (Upon termination)	1/2/2025	BRL	4,905,150	(13,665)	4,844	(18,509)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.02% (Upon termination)	1/2/2025	BRL	1,207,764	(3,595)	—	(3,595)
US CPI Urban Consumers (Upon termination)	3.37% (Upon termination)	11/18/2026	USD	7,830,000	(118,130)	122,847	(240,977)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.98% (Upon termination)	1/4/2027	BRL	44,823,382	(198,216)	—	(198,216)
1-Day SOFR (Annually)	1.55% (Annually)	3/4/2027	USD	7,886,000	(386,718)	(12,246)	(374,472)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day SOFR (Annually)	2.15% (Annually)	6/15/2027	USD	14,700,000	$ (404,173)	$ —	$ (404,173)
2.75% (Annually)	1-Day SOFR (Annually)	9/21/2027	USD	10,000,000	17,672	84,381	(66,709)
3-Month STIBOR (Quarterly)	2.50% (Annually)	9/21/2027	SEK	30,050,000	(41,277)	(24,297)	(16,980)
7.00% (Annually)	6-Month WIBOR (Semiannually)	9/21/2027	PLN	4,925,000	(7,057)	5,569	(12,626)
2.50% (Quarterly)	7-Day CFETS Repo Rate (Quarterly)	12/21/2027	CNY	2,840,000	3,662	4,600	(938)
2.85% (Annually)	1-Day SOFR (Annually)	2/15/2029	USD	6,630,000	(43,410)	(15,305)	(28,105)
1-Day SOFR (Annually)	2.50% (Annually)	6/4/2029	USD	9,430,000	(35,974)	(6,494)	(29,480)
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	(640,431)	68,837	(709,268)
US CPI Urban Consumers (Upon termination)	2.77% (Upon termination)	10/20/2031	USD	7,090,000	(184,571)	6,104	(190,675)
1-Day SOFR (Annually)	2.73% (Annually)	5/15/2032	USD	6,770,000	(16,906)	38,997	(55,903)
6-Month EURIBOR (Semiannually)	2.13% (Annually)	5/17/2032	EUR	6,200,000	(126,954)	(13,792)	(113,162)
6-Month EURIBOR (Semiannually)	2.00% (Annually)	5/26/2032	EUR	2,950,000	(78,050)	(7,135)	(70,915)
1-Day SONIA (Annually)	2.00% (Annually)	6/7/2032	GBP	5,080,000	(181,992)	46,768	(228,760)
6-Month EURIBOR (Semiannually)	0.75% (Annually)	6/15/2032	EUR	46,800,000	(6,276,105)	(1,943,526)	(4,332,579)
1.25% (Annually)	Swiss Average Overnight Rate (Annually)	9/21/2032	CHF	3,010,000	(147,977)	(133,213)	(14,764)
1.50% (Annually)	1-Day SONIA (Annually)	9/21/2032	GBP	2,150,000	193,395	203,359	(9,964)
1-Day SOFR (Annually)	2.75% (Annually)	9/21/2032	USD	3,230,000	11,375	62,229	(50,854)
3.00% (Annually)	6-Month NIBOR (Semiannually)	9/21/2032	NOK	12,080,000	(30,461)	9,956	(40,417)
3-Month JIBAR (Quarterly)	8.75% (Quarterly)	9/21/2032	ZAR	7,825,000	(14,606)	(2,671)	(11,935)
6-Month EURIBOR (Semiannually)	1.00% (Annually)	9/21/2032	EUR	3,400,000	(398,939)	(390,262)	(8,677)
2.00% (Annually)	1-Day SOFR (Annually)	12/21/2032	USD	18,200,000	1,241,827	1,874,850	(633,023)
3.75% (Quarterly)	3-Month KWCDC (Quarterly)	12/21/2032	KRW	282,420,000	(7,987)	(5,868)	(2,119)
1-Day SOFR (Annually)	2.73% (Annually)	6/4/2033	USD	15,800,000	(61,245)	(13,647)	(47,598)
6-Month EURIBOR (Semiannually)	2.01% (Annually)	4/27/2037	EUR	2,550,000	(82,022)	—	(82,022)
6-Month EURIBOR (Semiannually)	2.53% (Annually)	6/15/2037	EUR	2,340,000	(24,926)	(4,585)	(20,341)
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	2,550,000	1,187	1,187	—
0.75% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/20/2038	JPY	489,200,000	(120)	39,965	(40,085)
1-Day ESTR (Annually)	1.36% (Annually)	5/17/2052	EUR	2,000,000	(156,131)	(80,820)	(75,311)
1.75% (Annually)	1-Day SOFR (Annually)	12/21/2052	USD	7,900,000	1,355,618	1,451,135	(95,517)
Subtotal Depreciation					$(9,744,817)	$ (163,271)	$(9,581,546)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2022					$ 7,845,810	$ 2,615,934	$ 5,229,876

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 32,323,151	$ —	$ 32,323,151	$ —
Asset-Backed Securities	149,082,590	—	149,082,590	—
Commercial Paper	26,531,379	—	26,531,379	—
Corporate Bonds	545,348,757	—	545,065,224	283,533
Foreign Bonds
Denmark	4,217,503	—	2,429,653	1,787,850
Russia	1,471,971	—	—	1,471,971
Other	199,226,689	—	199,226,689	—
Total Foreign Bonds	204,916,163	—	201,656,342	3,259,821
Loan Agreements	14,023,562	—	14,023,562	—
Money Market Funds	149,026,980	149,026,980	—	—
Mortgage-Backed Securities	685,151,433	—	680,597,403	4,554,030
Municipal Bonds	11,066,635	—	11,066,635	—
Purchased Options:
Call Options	218,617	218,617	—	—
Call Swaption	43,166	43,166	—	—
Put Options	32,672	32,672	—	—
Put Swaption	43,166	43,166	—	—
Total Purchased Options	337,621	337,621	—	—
Repurchase Agreements	79,800,000	—	79,800,000	—
U.S. Treasury Obligations	389,413,115	—	389,413,115	—
Total Assets - Investments in Securities	$2,287,021,386	$149,364,601	$2,129,559,401	$8,097,384
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,385,549	$ —	$ 3,385,549	$ —
Futures Contracts	2,350,522	2,350,522	—	—
Swap Agreements	15,038,264	—	15,038,264	—
Total Assets - Other Financial Instruments	$ 20,774,335	$ 2,350,522	$ 18,423,813	$ —
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$ (7,517,289)	$ —	$ (7,517,289)	$ —
Written Options:
Call Options	(1,006,264)	(1,006,264)	—	—
Call Swaptions	(97,066)	(97,066)	—	—
Put Options	(325,545)	(325,545)	—	—
Put Swaptions	(163,015)	(163,015)	—	—
Total Written Options	(1,591,890)	(1,591,890)	—	—
Total Liabilities - Investments in Securities	$ (9,109,179)	$(1,591,890)	$ (7,517,289)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,529,717)	$ —	$ (2,529,717)	$ —
Futures Contracts	(6,284,460)	(6,284,460)	—	—
Swap Agreements	(12,387,767)	—	(12,387,767)	—
Total Liabilities - Other Financial Instruments	$(21,201,944)	$(6,284,460)	$(14,917,484)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 2.0%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 5.24% on 07/25/24), 2.24%, 06/25/61 144A STEP	$ 91,697	$ 86,730
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	242,716	207,618
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	426,009	426,448
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	180,682	160,398
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	71,469	63,738
American Credit Acceptance Receivables Trust, Series 2021-3, Class D
1.34%, 11/15/27 144A	80,000	74,681
American Credit Acceptance Receivables Trust, Series 2021-4, Class D
1.82%, 02/14/28 144A	105,000	97,400
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D
1.21%, 12/18/26	55,000	51,476
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A
2.36%, 03/20/26 144A	145,000	138,346
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.38%, 08/20/27 144A	770,000	689,908
BHG Securitization Trust, Series 2022-A, Class B
2.70%, 02/20/35 144A	110,000	100,853
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.22%, 07/25/36 144A †	630,000	578,010
Carvana Auto Receivables Trust, Series 2021-N3, Class C
1.02%, 06/12/28	55,000	52,867
Carvana Auto Receivables Trust, Series 2021-N4, Class C
1.72%, 09/11/28	20,000	19,124
Carvana Auto Receivables Trust, Series 2021-N4, Class D
2.30%, 09/11/28	50,000	46,724
Carvana Auto Receivables Trust, Series 2021-P3, Class C
1.93%, 10/12/27	50,000	43,445
Carvana Auto Receivables Trust, Series 2021-P4, Class C
2.33%, 02/10/28	25,000	21,538
	Par	Value
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	$108,289	$ 95,703
DB Master Finance LLC, Series 2021-1A, Class A2II
2.49%, 11/20/51 144A	89,550	77,451
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	131,962	119,862
Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I
2.66%, 04/25/51 144A	138,600	121,245
Drive Auto Receivables Trust, Series 2021-2, Class D
1.39%, 03/15/29	170,000	156,502
DT Auto Owner Trust, Series 2020-3A, Class C
1.47%, 06/15/26 144A	210,000	204,239
DT Auto Owner Trust, Series 2021-2A, Class D
1.50%, 02/16/27 144A	25,000	23,260
DT Auto Owner Trust, Series 2021-3A, Class D
1.31%, 05/17/27 144A	165,000	149,616
DT Auto Owner Trust, Series 2021-4A, Class D
1.99%, 09/15/27 144A	65,000	59,351
DT Auto Owner Trust, Series 2022-1A, Class D
3.40%, 12/15/27 144A	95,000	89,960
Exeter Automobile Receivables Trust, Series 2021-1A, Class D
1.08%, 11/16/26	70,000	65,975
Exeter Automobile Receivables Trust, Series 2021-3A, Class D
1.55%, 06/15/27	120,000	112,419
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	36,465
Flagship Credit Auto Trust, Series 2021-3, Class D
1.65%, 09/15/27 144A	50,000	45,227
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	260,000	253,157
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	175,000	165,714
GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	59,476
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D
1.48%, 07/15/27 144A	80,000	72,405
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D
2.48%, 10/15/27 144A	135,000	124,524

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	$ 155,000	$151,355
MVW LLC, Series 2021-2A, Class C
2.23%, 05/20/39 144A	111,024	101,472
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class B
2.12%, 02/18/70 144A	100,000	76,619
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	551,287
Nelnet Student Loan Trust, Series 2021-CA, Class D
4.44%, 04/20/62 144A	1,040,000	882,884
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 2.70%, 01/25/34†	213,292	206,725
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.48%, 01/22/35 144A † γ	372,247	357,893
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	17,461
Santander Drive Auto Receivables Trust, Series 2021-1, Class D
1.13%, 11/16/26	70,000	67,100
Santander Drive Auto Receivables Trust, Series 2021-3, Class D
1.33%, 09/15/27	115,000	108,792
Santander Drive Auto Receivables Trust, Series 2021-4, Class D
1.67%, 10/15/27	75,000	69,826
Saxon Asset Securities Trust, Series 2006-3, Class A4
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 12.25% Cap), 1.86%, 10/25/46†	600,000	472,016
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	24,251	23,285
S-Jets, Ltd., Series 2017-1, Class A
3.97%, 08/15/42 144A	162,877	143,390
SLM Student Loan Trust, Series 2003-10A, Class A4
(Floating, ICE LIBOR USD 3M + 0.67%), 2.50%, 12/17/68 144A †	622,386	603,325
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 2.58%, 03/15/33 144A †	112,998	109,862
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 1.33%, 03/25/44†	112,396	104,547
	Par	Value
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, ICE LIBOR USD 1M + 0.73%), 2.05%, 01/15/53 144A †	$ 99,776	$ 97,061
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	239,464	219,068
SMB Private Education Loan Trust, Series 2021-E, Class B
2.49%, 02/15/51 144A	100,000	81,428
Taco Bell Funding LLC, Series 2021-1A, Class A2II
2.29%, 08/25/51 144A	109,450	92,126
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	89,333	78,092
Toyota Auto Receivables Owner Trust, Series 2021-A, Class A2
0.16%, 07/17/23	2,491	2,489
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	116,187	101,654
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	70,168	70,023
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	60,869	56,068
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	76,943	72,551
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 04/07/27	61,458	56,092
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	317,566	312,580
VCAT LLC, Series 2021-NPL5, Class A1
(Step to 4.86% on 09/25/24), 1.87%, 08/25/51 144A STEP	86,891	82,098
VCAT LLC, Series 2021-NPL6, Class A1
(Step to 4.92% on 10/25/24), 1.92%, 09/25/51 144A STEP	135,915	128,151
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	86,851	82,962
Wendy's Funding LLC, Series 2021-1A, Class A2I
2.37%, 06/15/51 144A	59,400	50,565
Westlake Automobile Receivables Trust, Series 2021-1A, Class D
1.23%, 04/15/26 144A	140,000	132,677

See Notes to Financial Statements.

	Par	Value
Westlake Automobile Receivables Trust, Series 2021-2A, Class D
1.23%, 12/15/26 144A	$ 65,000	$ 60,697
Total Asset-Backed Securities (Cost $11,454,581)		10,716,076
CORPORATE BONDS — 20.6%
Air Lease Corporation
0.70%, 02/15/24	380,000	358,981
2.30%, 02/01/25	305,000	285,729
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ Δ ^	120,000	99,947
4.63%, 10/01/28	50,000	46,290
3.00%, 02/01/30	30,000	24,511
3.13%, 12/01/30	25,000	20,460
Allied Universal Holdco LLC
6.00%, 06/01/29 144A Δ	270,000	196,866
Ally Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26ρ ^	140,000	111,460
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28ρ ^	125,000	92,531
2.20%, 11/02/28Δ	50,000	40,761
8.00%, 11/01/31	175,000	194,758
Amazon.com, Inc.
0.45%, 05/12/24Δ	595,000	566,274
3.88%, 08/22/37	620,000	588,905
4.25%, 08/22/57	190,000	178,833
American Airlines, Inc.
5.50%, 04/20/26 144A	810,000	747,063
5.75%, 04/20/29 144A	780,000	668,593
American Express Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 3.55%, 09/15/26ρ ^	1,000,000	816,110
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	15,970
Antares Holdings LP
3.75%, 07/15/27 144A	250,000	210,410
Apple, Inc.
0.50%, 11/15/31(E)	180,000	158,833
4.65%, 02/23/46	145,000	149,662
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	184,000	173,324
Ardagh Metal Packaging Finance U.S.A. LLC
3.00%, 09/01/29(E)	100,000	78,407
Ares Capital Corporation
2.88%, 06/15/28Δ	310,000	245,874
3.20%, 11/15/31	135,000	98,228
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	631,765
3.65%, 06/01/51	315,000	246,849
Athene Global Funding
1.72%, 01/07/25 144A	245,000	228,830
	Par	Value
1.61%, 06/29/26 144A	$ 110,000	$ 96,122
Avantor Funding, Inc.
3.88%, 11/01/29 144A	60,000	52,565
Aviation Capital Group LLC
1.95%, 01/30/26 144A	50,000	43,549
Avnet, Inc.
5.50%, 06/01/32	130,000	127,730
Avon Products, Inc.
8.45%, 03/15/43	50,000	48,451
Bank of America Corporation
1.38%, 03/26/25(E) Δ	595,000	606,742
4.25%, 10/22/26	55,000	54,267
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ ^	900,000	791,353
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	250,000	238,554
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	405,494
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	131,129
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	287,892
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	560,000	477,591
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,461,937
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	170,000	146,933
Barings BDC, Inc.
3.30%, 11/23/26 144A	75,000	65,116
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A Δ	500,000	358,877
8.50%, 01/31/27 144A Δ	50,000	35,183
Bentley Systems, Inc.
0.38%, 07/01/27 144A CONV	5,000	3,900
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	80,000	79,400
1.25%, 05/15/27 CONV Δ	235,000	234,718
Blackstone Secured Lending Fund
2.13%, 02/15/27 144A	190,000	159,078
Block, Inc.
3.50%, 06/01/31 144A Δ	65,000	51,939
Boeing Co. (The)
4.88%, 05/01/25	690,000	688,413
2.20%, 02/04/26	280,000	252,821
3.10%, 05/01/26	30,000	27,977
5.15%, 05/01/30	5,000	4,804
3.63%, 03/01/48	5,000	3,369
3.85%, 11/01/48	35,000	24,854
3.75%, 02/01/50	415,000	293,630
5.81%, 05/01/50	365,000	335,904
3.83%, 03/01/59	185,000	119,886
Booking Holdings, Inc.
0.50%, 03/08/28(E)	275,000	253,110
Braskem America Finance Co.
7.13%, 07/22/41Δ	2,440,000	2,291,692
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Brighthouse Financial, Inc.
5.63%, 05/15/30Δ	$ 375,000	$ 364,492
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28Δ	15,000	12,880
Broadcom, Inc.
4.15%, 11/15/30	40,000	36,690
2.60%, 02/15/33 144A	140,000	107,819
Cable One, Inc.
0.00%, 03/15/26 CONV	5,000	4,145
Carnival Corporation
5.75%, 03/01/27 144A	80,000	58,057
6.00%, 05/01/29 144A	45,000	31,771
Caterpillar Financial Services Corporation
0.95%, 01/10/24	225,000	217,464
0.45%, 05/17/24	595,000	564,210
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	541,764
4.50%, 06/01/33 144A	1,170,000	924,499
4.25%, 01/15/34 144A	405,000	314,270
CDW LLC
2.67%, 12/01/26	10,000	8,928
3.25%, 02/15/29	25,000	21,114
3.57%, 12/01/31	220,000	182,169
Centene Corporation
4.63%, 12/15/29	1,380,000	1,290,900
3.00%, 10/15/30	25,000	20,785
2.50%, 03/01/31	215,000	171,329
2.63%, 08/01/31	100,000	79,766
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	490,000	377,790
Charter Communications Operating LLC
2.80%, 04/01/31	190,000	152,360
2.30%, 02/01/32	10,000	7,577
4.40%, 04/01/33	55,000	49,177
3.50%, 06/01/41	370,000	259,546
6.48%, 10/23/45	210,000	204,592
5.75%, 04/01/48	890,000	799,610
4.80%, 03/01/50	335,000	266,113
3.70%, 04/01/51	105,000	71,250
3.85%, 04/01/61	245,000	161,598
4.40%, 12/01/61Δ	245,000	176,708
3.95%, 06/30/62	245,000	164,152
Cigna Corporation
4.80%, 08/15/38	280,000	272,844
3.20%, 03/15/40	150,000	118,662
3.40%, 03/15/50	260,000	199,001
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	646,544
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	350,000	343,105
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	100,000	92,960
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	$ 135,000	$ 129,901
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	187,041
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	183,469
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	165,000	148,809
CME Group, Inc.
5.30%, 09/15/43Δ	620,000	675,766
Comcast Corporation
2.94%, 11/01/56Δ	1,066,000	742,933
2.99%, 11/01/63	307,000	209,847
CommScope, Inc.
4.75%, 09/01/29 144A	240,000	194,280
ConocoPhillips
6.50%, 02/01/39Δ	10,000	11,758
Continental Resources, Inc.
5.75%, 01/15/31 144A	260,000	251,867
2.88%, 04/01/32 144A Δ	70,000	54,804
4.90%, 06/01/44	270,000	213,091
Corebridge Financial, Inc.
4.35%, 04/05/42 144A	50,000	42,736
Corporate Office Properties LP REIT
2.75%, 04/15/31	20,000	16,193
Crown Castle International Corporation REIT
1.05%, 07/15/26	385,000	333,631
2.50%, 07/15/31	185,000	151,584
CSC Holdings LLC
4.63%, 12/01/30 144A	400,000	268,710
CVS Health Corporation
4.13%, 04/01/40	105,000	91,836
5.05%, 03/25/48	295,000	282,814
4.25%, 04/01/50	210,000	181,288
Darling Ingredients, Inc.
6.00%, 06/15/30 144A	10,000	9,983
DCP Midstream Operating LP
5.13%, 05/15/29	20,000	18,038
3.25%, 02/15/32	135,000	106,144
6.75%, 09/15/37 144A	500,000	476,567
Dell International LLC
5.45%, 06/15/23	153,000	154,593
5.30%, 10/01/29	365,000	360,182
8.10%, 07/15/36	122,000	142,615
8.35%, 07/15/46	31,000	38,685
Delta Air Lines, Inc.
2.90%, 10/28/24Δ	30,000	27,782
7.00%, 05/01/25 144A	50,000	50,677
4.50%, 10/20/25 144A	350,000	340,414
7.38%, 01/15/26Δ	330,000	330,361
4.75%, 10/20/28 144A	1,300,000	1,229,011
Devon Energy Corporation
5.88%, 06/15/28	384,000	392,184
DH Europe Finance II S.a.r.l.
0.45%, 03/18/28(E)	275,000	253,444

See Notes to Financial Statements.

	Par	Value
Diamondback Energy, Inc.
3.13%, 03/24/31	$ 45,000	$ 39,242
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	269,772
Dillard's, Inc.
7.75%, 07/15/26	450,000	475,662
Directv Financing LLC
5.88%, 08/15/27 144A	1,370,000	1,173,138
Discovery Communications LLC
3.63%, 05/15/30Δ	125,000	111,265
DISH DBS Corporation
5.88%, 11/15/24	1,065,000	900,905
7.75%, 07/01/26	1,545,000	1,209,743
5.75%, 12/01/28 144A	770,000	571,559
5.13%, 06/01/29	90,000	54,972
DISH Network Corporation
2.38%, 03/15/24 CONV	830,000	733,512
3.38%, 08/15/26 CONV	565,000	383,070
DTE Energy Co.
3.40%, 06/15/29	142,000	130,750
Duke Energy Corporation
2.55%, 06/15/31Δ	295,000	245,389
Edison International
4.95%, 04/15/25Δ	35,000	35,123
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	50,000	58,498
Encore Capital Group, Inc.
4.88%, 10/15/25(E)	300,000	304,134
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	219,711
Energy Transfer LP
5.00%, 10/01/22	60,000	60,084
4.50%, 11/01/23	500,000	502,717
7.60%, 02/01/24	220,000	229,279
Entegris Escrow Corporation
4.75%, 04/15/29 144A	160,000	149,289
Enterprise Products Operating LLC
5.10%, 02/15/45	600,000	565,625
4.80%, 02/01/49	290,000	262,878
EOG Resources, Inc.
4.38%, 04/15/30Δ	100,000	100,506
EPR Properties REIT
3.75%, 08/15/29	230,000	191,639
3.60%, 11/15/31	340,000	269,136
EQT Corporation
3.13%, 05/15/26 144A	25,000	23,444
3.90%, 10/01/27	85,000	79,238
5.00%, 01/15/29	900,000	872,694
3.63%, 05/15/31 144A	105,000	90,932
ERAC U.S.A. Finance LLC
7.00%, 10/15/37 144A	535,000	628,427
Expedia Group, Inc.
3.25%, 02/15/30	15,000	12,524
2.95%, 03/15/31	455,000	362,382
Exxon Mobil Corporation
4.33%, 03/19/50	300,000	283,632
	Par	Value
3.45%, 04/15/51	$ 340,000	$278,614
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	437,985
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	272,938
Fiserv, Inc.
1.63%, 07/01/30(E)	290,000	265,873
Ford Motor Co.
6.63%, 10/01/28	75,000	74,108
3.25%, 02/12/32	1,270,000	954,246
4.75%, 01/15/43	190,000	135,952
Ford Motor Credit Co. LLC
2.75%, 06/14/24(U)	460,000	517,916
2.39%, 02/17/26(E) Δ	200,000	183,823
3.82%, 11/02/27	400,000	340,794
2.90%, 02/10/29	875,000	687,571
4.00%, 11/13/30	850,000	690,429
Fox Corporation
5.58%, 01/25/49Δ	215,000	210,246
Freeport-McMoRan, Inc.
4.25%, 03/01/30Δ	15,000	13,673
4.63%, 08/01/30	10,000	9,295
5.40%, 11/14/34	230,000	224,925
FS KKR Capital Corporation
3.40%, 01/15/26	75,000	66,653
3.13%, 10/12/28	95,000	75,861
Gartner, Inc.
3.63%, 06/15/29 144A	10,000	8,681
General Dynamics Corporation
4.25%, 04/01/40	190,000	182,012
4.25%, 04/01/50Δ	460,000	443,419
General Electric Co.
6.75%, 03/15/32Δ	11,000	12,316
General Motors Co.
5.40%, 10/02/23	360,000	365,556
6.13%, 10/01/25	250,000	258,815
6.25%, 10/02/43	85,000	81,136
5.20%, 04/01/45	255,000	214,645
General Motors Financial Co., Inc.
0.96%, 09/07/23(E)	415,000	428,721
5.25%, 03/01/26	315,000	315,879
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ Δ ^	5,000	4,200
3.60%, 06/21/30	275,000	237,880
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ Δ ^	10,000	8,738
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	290,000	261,000
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	402,448
Gilead Sciences, Inc.
4.00%, 09/01/36Δ	670,000	626,669
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Glencore Funding LLC
2.85%, 04/27/31 144A Δ	$420,000	$347,218
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	105,000	88,716
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/01/22† ρ	40,000	28,688
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 09/29/25^	420,000	408,522
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26^	360,000	321,204
0.00%, 01/26/28(E)	428,000	376,099
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	225,000	213,554
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	265,000	250,125
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	220,000	182,878
6.75%, 10/01/37	180,000	199,639
(Variable, ICE LIBOR USD 3M + 1.37%), 4.02%, 10/31/38^	160,000	139,961
5.15%, 05/22/45	580,000	552,085
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	107,878
4.88%, 05/15/26 144A Δ	560,000	519,812
HCA, Inc.
5.38%, 02/01/25	20,000	19,956
5.38%, 09/01/26	18,000	17,879
4.13%, 06/15/29	70,000	63,892
3.50%, 09/01/30	50,000	42,680
5.25%, 06/15/49	170,000	146,762
Hercules LLC
6.50%, 06/30/29	130,000	127,604
Hess Midstream Operations LP
4.25%, 02/15/30 144A	30,000	25,181
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	59,750
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A Δ	60,000	48,695
4.88%, 07/01/31 144A	20,000	15,297
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	490,558
Icahn Enterprises LP
5.25%, 05/15/27	5,000	4,440
4.38%, 02/01/29	280,000	226,820
Ideal Standard International SA
6.38%, 07/30/26(E) 144A	840,000	543,666
iHeartCommunications, Inc.
8.38%, 05/01/27Δ	50,000	39,841
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 CONV	55,000	50,287
Jabil, Inc.
1.70%, 04/15/26	85,000	76,225
JBS U.S.A. LUX SA
3.00%, 02/02/29 144A	45,000	38,088
	Par	Value
3.75%, 12/01/31 144A	$ 50,000	$ 41,105
Jefferies Group LLC
6.25%, 01/15/36	350,000	352,744
6.50%, 01/20/43	260,000	257,802
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	380,000	296,905
JetBlue Airways Corporation
0.50%, 04/01/26 CONV Δ	40,000	29,620
John Deere Capital Corporation
0.90%, 01/10/24Δ	55,000	53,123
1.25%, 01/10/25	85,000	80,676
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	190,000	180,988
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	244,192
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	434,830
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	285,000	246,310
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	250,000	194,203
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	338,053
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	1,880,000	1,433,626
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	42,612
6.95%, 01/15/38	50,000	53,928
Kinder Morgan, Inc.
7.75%, 01/15/32	560,000	654,017
5.55%, 06/01/45Δ	310,000	292,620
Kraft Heinz Foods Co.
4.38%, 06/01/46	65,000	54,274
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A	230,000	197,366
Lennar Corporation
4.75%, 11/29/27Δ	1,045,000	1,015,533
Lithia Motors, Inc.
3.88%, 06/01/29 144A Δ	45,000	38,320
Livongo Health, Inc.
0.88%, 06/01/25 CONV	35,000	29,610
Magallanes, Inc.
4.05%, 03/15/29 144A	40,000	36,668
4.28%, 03/15/32 144A	275,000	246,043
5.05%, 03/15/42 144A	360,000	306,841
5.14%, 03/15/52 144A	690,000	580,055
Marathon Petroleum Corporation
4.70%, 05/01/25	380,000	384,958
Marriott International, Inc.
2.85%, 04/15/31	75,000	62,274
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A	45,000	37,492
Marvell Technology, Inc.
2.45%, 04/15/28	70,000	61,167
2.95%, 04/15/31	60,000	50,416

See Notes to Financial Statements.

	Par	Value
Masco Corporation
7.75%, 08/01/29	$ 62,000	$ 70,163
6.50%, 08/15/32	27,000	29,140
Match Group Holdings II LLC
5.00%, 12/15/27 144A Δ	560,000	520,047
MBIA Insurance Corporation
12.30%, 01/15/33 144A #	215,000	43,000
McDonald’s Corporation
1.60%, 03/15/31(E)	400,000	366,861
4.20%, 04/01/50	300,000	268,628
Micron Technology, Inc.
2.70%, 04/15/32	215,000	171,676
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	375,000	369,684
MMS U.S.A. Holdings, Inc.
1.75%, 06/13/31(E)	500,000	448,574
Molina Healthcare, Inc.
3.88%, 05/15/32 144A	60,000	50,435
Morgan Stanley
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	510,000	482,471
6.25%, 08/09/26	205,000	218,280
4.35%, 09/08/26	475,000	471,060
3.63%, 01/20/27	250,000	242,353
3.95%, 04/23/27	65,000	63,001
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	315,000	273,118
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	230,000	248,602
MPLX LP
4.70%, 04/15/48	105,000	88,493
MPT Operating Partnership LP REIT
2.55%, 12/05/23(U)	350,000	409,435
4.63%, 08/01/29Δ	240,000	211,068
3.50%, 03/15/31	1,000,000	791,125
Murphy Oil U.S.A., Inc.
3.75%, 02/15/31 144A	25,000	21,290
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	661,174
Mylan, Inc.
4.55%, 04/15/28	225,000	214,727
Navient Corporation
6.75%, 06/15/26	150,000	132,970
5.00%, 03/15/27	5,000	4,120
5.63%, 08/01/33	10,000	6,959
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	51,209
1.13%, 02/15/27 144A CONV Δ	155,000	101,138
5.88%, 02/15/27 144A	65,000	55,697
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	18,222
Netflix, Inc.
3.63%, 05/15/27(E)	100,000	98,405
4.88%, 04/15/28Δ	20,000	18,864
5.88%, 11/15/28	90,000	88,219
6.38%, 05/15/29	1,215,000	1,229,294
5.38%, 11/15/29 144A Δ	10,000	9,468
	Par	Value
4.88%, 06/15/30 144A Δ	$145,000	$132,981
Newell Brands, Inc.
4.10%, 04/01/23	320,000	317,725
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	217,989
NVIDIA Corporation
3.70%, 04/01/60	280,000	235,696
Occidental Petroleum Corporation
3.50%, 08/15/29Δ	280,000	250,600
8.88%, 07/15/30	10,000	11,500
6.13%, 01/01/31Δ	5,000	5,078
7.88%, 09/15/31	10,000	10,995
OneMain Finance Corporation
6.88%, 03/15/25	125,000	118,721
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	259,969
Oracle Corporation
4.00%, 07/15/46	205,000	151,942
3.95%, 03/25/51	150,000	110,404
Organon & Co.
2.88%, 04/30/28(E)	150,000	132,109
Ovintiv, Inc.
8.13%, 09/15/30	15,000	17,261
7.20%, 11/01/31	5,000	5,479
7.38%, 11/01/31	10,000	11,006
6.50%, 08/15/34	120,000	125,430
6.63%, 08/15/37	30,000	31,539
6.50%, 02/01/38	5,000	5,169
Owens Corning
7.00%, 12/01/36	523,000	585,845
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	244,076
2.88%, 06/11/28	105,000	82,547
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	249,422
Pacific Gas and Electric Co.
3.25%, 06/01/31	160,000	129,395
3.30%, 08/01/40Δ	120,000	82,914
4.30%, 03/15/45	255,000	185,815
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV	10,000	6,349
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	408,999
Pilgrim's Pride Corporation
4.25%, 04/15/31 144A	10,000	8,374
3.50%, 03/01/32 144A	140,000	109,664
Plains All American Pipeline LP
4.65%, 10/15/25	230,000	227,996
3.55%, 12/15/29	200,000	176,411
PLT VII Finance S.a.r.l.
4.63%, 01/05/26(E)	165,000	152,218
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	597,379
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
PulteGroup, Inc.
6.00%, 02/15/35	$ 95,000	$ 93,442
Radiology Partners, Inc.
9.25%, 02/01/28 144A Δ	440,000	331,091
Range Resources Corporation
5.00%, 03/15/23	53,000	52,690
4.75%, 02/15/30 144A Δ	840,000	754,669
RingCentral, Inc.
0.00%, 03/15/26 CONV	10,000	7,560
Rocket Mortgage LLC
2.88%, 10/15/26 144A	290,000	240,477
3.63%, 03/01/29 144A	15,000	11,822
3.63%, 03/01/29	130,000	102,461
3.88%, 03/01/31 144A	325,000	244,447
4.00%, 10/15/33 144A Δ	165,000	117,521
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	7,122
5.50%, 04/01/28 144A Δ	130,000	90,656
Sasol Financing U.S.A. LLC
5.50%, 03/18/31	1,470,000	1,134,223
SBA Communications Corporation REIT
3.13%, 02/01/29	155,000	127,242
Seagate HDD Cayman
4.09%, 06/01/29	10,000	8,619
Sensata Technologies, Inc.
4.38%, 02/15/30 144A Δ	720,000	614,133
Snap, Inc.
0.00%, 05/01/27 CONV	65,000	45,338
Southern Co. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	200,000	179,796
Southern Copper Corporation
5.25%, 11/08/42	870,000	852,317
Southwest Airlines Co.
1.25%, 05/01/25 CONV	145,000	171,281
Southwestern Energy Co.
4.75%, 02/01/32	765,000	655,559
Spectrum Brands, Inc.
5.75%, 07/15/25	35,000	34,617
5.00%, 10/01/29 144A	90,000	77,951
Splunk, Inc.
1.13%, 06/15/27 CONV	60,000	49,800
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONV Δ	65,000	51,610
Sprint Capital Corporation
8.75%, 03/15/32	550,000	663,707
Sprint Corporation
7.88%, 09/15/23	490,000	506,660
Stewart Information Services Corporation
3.60%, 11/15/31	135,000	112,133
Synchrony Financial
2.88%, 10/28/31Δ	215,000	163,163
Sysco Corporation
6.60%, 04/01/50	142,000	164,144
	Par	Value
Tapestry, Inc.
3.05%, 03/15/32	$ 30,000	$ 24,477
Targa Resources Partners LP
5.50%, 03/01/30	285,000	272,461
4.88%, 02/01/31	10,000	9,134
4.00%, 01/15/32	35,000	30,017
TD SYNNEX Corporation
1.75%, 08/09/26 144A	135,000	119,112
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	275,000	202,812
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	340,000	294,024
Terminix Co. LLC (The)
7.45%, 08/15/27	120,000	134,685
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36Δ	75,000	62,850
Time Warner Cable LLC
5.50%, 09/01/41	35,000	30,612
4.50%, 09/15/42	55,000	43,025
T-Mobile U.S.A., Inc.
2.40%, 03/15/29 144A	25,000	21,628
3.88%, 04/15/30	675,000	630,581
2.70%, 03/15/32 144A Δ	485,000	407,495
4.50%, 04/15/50	360,000	320,270
Toyota Motor Credit Corporation
0.50%, 06/18/24Δ	595,000	561,995
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	320,000	287,710
4.45%, 08/01/42	750,000	664,906
TransDigm, Inc.
6.25%, 03/15/26 144A	50,000	48,352
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	9,499
6.00%, 04/01/27	10,000	9,073
4.50%, 12/01/29 144A	110,000	85,274
4.63%, 03/01/30 144A	75,000	58,233
TriNet Group, Inc.
3.50%, 03/01/29 144A	95,000	78,395
Twitter, Inc.
0.00%, 03/15/26 CONV	30,000	26,702
Uber Technologies, Inc.
0.00%, 12/15/25 CONV	155,000	124,421
8.00%, 11/01/26 144A	15,000	14,967
7.50%, 09/15/27 144A	305,000	295,996
6.25%, 01/15/28 144A Δ	120,000	111,140
4.50%, 08/15/29 144A Δ	345,000	284,409
UGI International LLC
2.50%, 12/01/29(E)	100,000	79,341
United Rentals North America, Inc.
5.25%, 01/15/30Δ	410,000	381,001
3.88%, 02/15/31Δ	1,290,000	1,090,795
Unity Software, Inc.
0.00%, 11/15/26 CONV	5,000	3,694
Utah Acquisition Sub, Inc.
3.13%, 11/22/28(E)	410,000	389,970

See Notes to Financial Statements.

	Par	Value
Verizon Communications, Inc.
1.13%, 11/03/28(U)	$290,000	$ 301,480
1.88%, 10/26/29(E)	410,000	401,431
2.36%, 03/15/32	940,000	780,198
0.75%, 03/22/32(E) Δ	185,000	153,915
3.40%, 03/22/41	620,000	505,821
4.00%, 03/22/50	720,000	623,856
3.55%, 03/22/51Δ	150,000	120,520
3.70%, 03/22/61	350,000	275,771
Viatris, Inc.
3.85%, 06/22/40	280,000	198,740
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	67,360
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	710,797
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	225,366
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	166,158
1.00%, 02/02/27(E)	400,000	378,623
(Variable, U.S. SOFR + 1.26%), 2.57%, 02/11/31^	230,000	197,922
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	170,701
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	840,000	826,138
Western Digital Corporation
4.75%, 02/15/26	70,000	66,994
2.85%, 02/01/29	105,000	85,657
3.10%, 02/01/32	10,000	7,687
Western Midstream Operating LP
3.60%, 02/01/25	850,000	784,745
4.55%, 02/01/30	20,000	17,356
5.45%, 04/01/44	10,000	8,331
5.30%, 03/01/48	50,000	40,404
5.50%, 08/15/48	835,000	682,132
5.75%, 02/01/50	25,000	20,150
Westlake Corporation
3.13%, 08/15/51Δ	205,000	143,466
WestRock MWV LLC
8.20%, 01/15/30	75,000	89,502
7.95%, 02/15/31	25,000	29,878
Weyerhaeuser Co. REIT
6.95%, 10/01/27	30,000	33,038
6.88%, 12/15/33	250,000	281,122
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	46,056
5.75%, 06/24/44	320,000	319,841
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	172,828
Total Corporate Bonds (Cost $125,232,090)		107,904,400
FOREIGN BONDS — 41.9%
Andorra — 0.0%
Andorra International Bond
1.25%, 02/23/27(E)	100,000	99,095
	Par	Value
Angola — 0.1%
Angolan Government International Bond
8.75%, 04/14/32	$ 200,000	$ 160,601
9.38%, 05/08/48	200,000	145,510
		306,111
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	31,486
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	828,157	196,425
(Step to 1.50% on 07/09/22), 1.13%, 07/09/35 STEP	1,625,941	352,218
Pampa Energia SA
7.50%, 01/24/27 144A	750,000	623,767
Provincia de Buenos Aires
(Step to 5.25% on 09/01/22), 3.90%, 09/01/37 144A STEP	623,391	190,193
		1,394,089
Australia — 0.2%
Australia Government Bond
1.75%, 06/21/51(A)	2,000,000	878,295
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A Δ	100,000	81,807
		960,102
Austria — 0.5%
Republic of Austria Government Bond
0.90%, 02/20/32(E) 144A	50,000	47,748
Sappi Papier Holding GmbH
3.63%, 03/15/28(E)	130,000	113,523
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	374,669
5.00%, 01/15/30	730,000	666,114
3.75%, 01/15/31	1,450,000	1,174,805
		2,376,859
Azerbaijan — 0.1%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	501,944
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30	200,000	190,237
		692,181
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E) Δ	500,000	437,606
House of Finance NV (The)
4.38%, 07/15/26(E)	150,000	153,046
Kingdom of Belgium Government Bond
1.45%, 06/22/37(E) 144A	68,500	63,531
0.40%, 06/22/40(E) 144A	40,594	29,808
3.75%, 06/22/45(E)	18,000	22,666
		706,657
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	$ 200,000	$ 193,786
4.75%, 02/15/29	200,000	200,620
		394,406
Brazil — 2.3%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	120,000	117,813
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	14,363,000	2,689,163
10.00%, 01/01/25(B)	18,485,000	3,324,980
10.00%, 01/01/27(B)	8,227,000	1,426,225
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	463,369
5.63%, 01/07/41	230,000	184,042
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	729,771
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22ρ ^	1,110,000	1,065,850
Ultrapar International SA
5.25%, 10/06/26 144A	1,300,000	1,296,522
Vale Overseas, Ltd.
6.88%, 11/21/36	900,000	968,081
		12,265,816
Canada — 1.1%
1011778 BC ULC
3.88%, 01/15/28 144A	720,000	626,429
Bausch Health Cos., Inc.
7.00%, 01/15/28 144A	5,000	2,868
5.00%, 01/30/28 144A Δ	50,000	26,766
4.88%, 06/01/28 144A	20,000	15,692
5.00%, 02/15/29 144A	5,000	2,615
6.25%, 02/15/29 144A Δ	5,000	2,675
5.25%, 01/30/30 144A Δ	25,000	12,988
5.25%, 02/15/31 144A Δ	120,000	61,764
Canadian Government Bond
1.00%, 06/01/27(C)	2,315,000	1,628,566
Clarios Global LP
4.38%, 05/15/26(E)	291,000	267,411
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A	300,000	288,698
7.50%, 04/01/25 144A Δ	550,000	521,096
6.88%, 10/15/27 144A	200,000	179,156
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	330,929
MEG Energy Corporation
7.13%, 02/01/27 144A	1,310,000	1,322,275
	Par	Value
Open Text Corporation
3.88%, 02/15/28 144A	$ 190,000	$ 169,264
Rogers Communications, Inc.
3.80%, 03/15/32 144A	171,000	156,571
4.55%, 03/15/52 144A	165,000	145,286
		5,761,049
Chile — 0.1%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	208,653
Empresa de los Ferrocarriles del Estado
3.83%, 09/14/61	400,000	277,716
		486,369
China — 6.3%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	630,578
China Government Bond
2.56%, 10/21/23(Y)	23,770,000	3,570,872
2.26%, 02/24/25(Y)	19,440,000	2,891,560
2.20%, 07/27/25(Y)	29,500,000	4,356,270
3.85%, 12/12/26(Y)	18,000,000	2,803,972
2.37%, 01/20/27(Y)	18,060,000	2,666,882
3.48%, 06/29/27(Y)	33,000,000	5,072,968
4.15%, 12/04/27(Y)	13,000,000	2,068,524
4.29%, 05/22/29(Y)	16,500,000	2,669,861
3.60%, 05/21/30(Y)	7,000,000	1,085,941
3.02%, 05/27/31(Y)	5,460,000	824,493
3.95%, 06/29/43(Y)	4,000,000	632,865
4.10%, 05/21/45(Y)	1,000,000	159,793
4.05%, 07/24/47(Y)	3,910,000	650,264
3.53%, 10/18/51(Y)	6,980,000	1,081,503
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	251,168
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	200,850
NXP BV
4.40%, 06/01/27	15,000	14,781
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,001
4.50%, 03/15/23 144A	190,000	189,361
5.50%, 02/15/24 144A	830,000	823,817
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	247,797
Times China Holdings, Ltd.
6.75%, 07/08/25	200,000	28,000
Yuzhou Group Holdings Co., Ltd.
7.70%, 02/20/25#	495,000	35,887
		32,973,008

See Notes to Financial Statements.

	Par	Value
Colombia — 0.7%
Colombia Government International Bond
3.00%, 01/30/30	$ 315,000	$ 240,283
6.13%, 01/18/41	100,000	78,689
5.63%, 02/26/44	3,170,000	2,288,525
5.00%, 06/15/45	200,000	134,410
5.20%, 05/15/49	200,000	136,160
Ecopetrol SA
5.88%, 09/18/23	140,000	140,611
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	464,808
		3,483,486
Croatia — 0.0%
Croatia Government International Bond
1.50%, 06/17/31(E)	200,000	179,829
Czech Republic — 0.1%
CPI Property Group SA
(Variable, 5.73% - EUR Swap Rate 5Y), 4.88%, 08/18/26(E) ρ ^	100,000	60,949
Czech Republic Government Bond
0.95%, 05/15/30(ZE)	17,870,000	561,276
		622,225
Denmark — 0.0%
DKT Finance ApS
7.00%, 06/17/23(E)	204,000	203,758
Dominican Republic — 0.1%
Dominican Republic International Bond
4.88%, 09/23/32	260,000	200,703
6.00%, 02/22/33Δ	150,000	125,334
6.85%, 01/27/45	220,000	174,592
		500,629
Ecuador — 0.1%
Ecuador Government International Bond
4.72%, 07/31/30Ω	16,866	7,066
(Step to 5.50% on 07/31/22), 5.00%, 07/31/30 STEP	69,140	44,919
(Step to 2.50% on 07/31/22), 1.00%, 07/31/35 STEP	638,778	309,157
(Step to 1.50% on 07/31/22), 0.50%, 07/31/40 STEP	59,020	24,250
		385,392
Egypt — 0.3%
Egypt Government International Bond
7.60%, 03/01/29	400,000	292,970
6.38%, 04/11/31(E)	1,200,000	794,338
7.63%, 05/29/32	200,000	131,543
7.90%, 02/21/48	200,000	114,964
		1,333,815
	Par	Value
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	$150,000	$ 48,010
Finland — 0.0%
Ahlstrom-Munksjo Holding 3 OY
3.63%, 02/04/28(E)	200,000	170,407
France — 1.2%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	100,000	81,831
Afflelou SAS
4.25%, 05/19/26(E)	150,000	134,479
Altice France SA
3.38%, 01/15/28(E)	300,000	236,296
Banijay Group SAS
6.50%, 03/01/26(E)	122,000	107,336
Banque Federative du Credit Mutuel SA
1.25%, 06/03/30(E)	400,000	349,515
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ Δ ^	740,000	733,076
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	302,268
(Variable, U.S. SOFR + 0.91%), 1.68%, 06/30/27 144A ^	210,000	185,354
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	285,379
CAB SELAS
3.38%, 02/01/28(E) 144A	600,000	507,254
Constellium SE
4.25%, 02/15/26(E)	185,000	175,732
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 4.23%), 6.00%, 01/29/26(U) ρ ^	600,000	648,867
Faurecia SE
2.38%, 06/15/27(E) Δ	265,000	208,519
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	261,220	293,329
0.10%, 03/01/25(E)	27,582	30,522
1.00%, 05/25/27(E)	13,157	13,566
1.85%, 07/25/27(E)	24,571	29,764
0.10%, 03/01/28(E)	51,900	57,829
0.75%, 05/25/28(E)	49,000	49,286
1.50%, 05/25/31(E)	52,767	54,099
0.10%, 07/25/31(E) 144A	53,745	59,009
0.00%, 11/25/31(E)	158,000	139,192
0.50%, 05/25/72(E) 144A	16,100	7,458
Iliad Holding SASU
5.63%, 10/15/28(E) Δ	200,000	179,210
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Kapla Holding SAS
3.38%, 12/15/26(E)	$ 200,000	$ 165,805
La Financiere Atalian SASU
4.00%, 05/15/24(E)	100,000	81,525
Laboratoire Eimer Selas
5.00%, 02/01/29(E)	150,000	110,352
Loxam SAS
5.75%, 07/15/27(E)	430,000	355,771
Matterhorn Telecom SA
4.00%, 11/15/27(E)	140,000	125,432
Orange SA
0.50%, 09/04/32(E)	400,000	328,480
Paprec Holding SA
4.00%, 03/31/25(E) Δ	155,000	142,274
Picard Groupe SAS
3.88%, 07/01/26(E)	100,000	86,009
		6,264,818
Gabon — 0.1%
Gabo Government International Bond
7.00%, 11/24/31 144A	1,020,000	747,058
Germany — 5.6%
Allianz SE
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.17%), 3.20%, 10/30/27 144A ρ ^	3,200,000	2,344,000
(Variable, 2.77% - EUR Swap Rate 5Y), 2.63%, 10/30/30(E) ρ Δ ^	1,000,000	755,600
APCOA Parking Holdings GmbH
4.63%, 01/15/27(E) 144A	100,000	85,683
4.63%, 01/15/27(E) Δ	710,000	608,348
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	3,140,000	3,311,675
0.00%, 02/15/31(E)	17,140,000	16,113,587
0.00%, 08/15/31(E)	57,400	53,435
Bundesschatzanweisungen
0.00%, 12/15/22(E)	1,350,000	1,415,499
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E)	100,000	89,535
Deutsche Bank AG
(Variable, U.S. SOFR + 2.76%), 3.73%, 01/14/32^	201,000	151,291
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/26(E)	63,498	71,144
Gruenenthal GmbH
4.13%, 05/15/28(E)	260,000	234,321
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	215,000	176,251
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ ^	100,000	91,865
	Par	Value
Kreditanstalt fuer Wiederaufbau
0.01%, 05/05/27(E)	$ 22,000	$ 21,430
0.00%, 09/15/31(E)	33,000	28,957
Renk AG
5.75%, 07/15/25(E) 144A	860,000	823,731
Schaeffler AG
3.38%, 10/12/28(E)	200,000	170,474
Schenck Process Holding GmbH
5.38%, 06/15/23(E) 144A	340,000	344,169
5.38%, 06/15/23(E)	100,000	101,226
SGL Carbon SE
4.63%, 09/30/24(E)	280,000	279,859
State of North Rhine-Westphalia Germany
1.65%, 02/22/38(E)	11,000	10,401
Techem Verwaltungsgesellschaft 675 mbH
2.00%, 07/15/25(E)	200,000	184,387
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	317,830
(Floating, 4.75% - Euribor 3M), 4.75%, 07/15/27(E) †	165,000	163,168
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	88,872
Volkswagen Bank GmbH
1.25%, 12/15/25(E)	782,000	775,265
Vonovia SE
0.25%, 09/01/28(E)	400,000	326,232
		29,138,235
Ghana — 0.2%
Ghana Government International Bond
7.63%, 05/16/29 144A	640,000	315,635
7.63%, 05/16/29	200,000	98,636
10.75%, 10/14/30	200,000	173,045
10.75%, 10/14/30 144A	340,000	294,177
7.88%, 02/11/35	200,000	94,305
		975,798
Hong Kong — 0.0%
Shimao Group Holdings, Ltd.
6.13%, 02/21/24	200,000	23,261
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	14,132
Indonesia — 2.8%
Indonesia Government International Bond
0.90%, 02/14/27(E)	120,000	111,173
1.40%, 10/30/31(E) Δ	220,000	178,509
5.25%, 01/17/42 144A	1,940,000	1,903,022
5.25%, 01/17/42	630,000	617,992
4.20%, 10/15/50	3,480,000	3,010,127

See Notes to Financial Statements.

	Par	Value
Indonesia Treasury Bond
7.00%, 05/15/27(I)	$48,282,000,000	$ 3,330,072
8.25%, 05/15/29(I)	76,029,000,000	5,435,200
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	202,295
		14,788,390
Ireland — 0.4%
AerCap Ireland Capital DAC
4.45%, 10/01/25	400,000	387,017
1.75%, 01/30/26	540,000	472,612
3.30%, 01/30/32	660,000	529,004
Ardagh Packaging Finance PLC
5.25%, 08/15/27 144A Δ	300,000	214,729
eircom Finance DAC
3.50%, 05/15/26(E)	150,000	133,614
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	448,000	419,002
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	18,409
0.55%, 04/22/41(E)	36,000	27,405
Motion Bondco DAC
4.50%, 11/15/27(E)	100,000	81,301
		2,283,093
Israel — 0.1%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	55,227
5.88%, 03/30/31 144A Δ	90,000	73,597
Israel Government International Bond
3.38%, 01/15/50	200,000	162,155
Summit Properties, Ltd.
2.00%, 01/31/25(E)	265,000	238,856
		529,835
Italy — 2.0%
ASR Media and Sponsorship SpA
5.13%, 08/01/24(E)	870,953	818,454
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	387,000	322,156
2.00%, 01/15/30(E)	100,000	82,659
Centurion Bidco SpA
5.88%, 09/30/26(E)	130,000	119,592
doValue SpA
5.00%, 08/04/25(E)	100,000	100,064
Guala Closures SpA
3.25%, 06/15/28(E)	100,000	84,797
International Design Group SpA
(Floating, 4.25% - Euribor 3M), 4.25%, 05/15/26(E) 144A †	250,000	238,867
Intesa Sanpaolo SpA
(Variable, 6.09% - EUR Swap Rate 5Y), 5.88%, 09/01/31(E) ρ ^	970,000	794,485
Italy Buoni Poliennali Del Tesoro
1.45%, 05/15/25(E)	267,000	276,503
	Par	Value
1.40%, 05/26/25(E) 144A	$ 256,656	$ 262,308
1.20%, 08/15/25(E)	142,000	145,200
0.00%, 04/01/26(E)	163,000	157,500
1.60%, 06/01/26(E)	86,000	88,399
0.00%, 08/01/26(E)	26,000	24,893
3.10%, 09/15/26(E) 144A	53,451	64,033
2.05%, 08/01/27(E)	4,240,000	4,357,566
0.25%, 03/15/28(E)	60,000	55,003
1.35%, 04/01/30(E)	408,000	380,138
0.60%, 08/01/31(E) 144A	1,301,000	1,086,991
0.95%, 12/01/31(E) 144A	55,000	47,101
0.95%, 06/01/32(E)	96,000	81,055
2.50%, 12/01/32(E)	18,000	17,446
1.50%, 04/30/45(E) 144A	7,000	5,061
Mooney Group SpA
(Floating, 3.88% - Euribor 3M), 3.88%, 12/17/26(E) †	300,000	297,457
Telecom Italia Capital SA
6.38%, 11/15/33	225,000	174,392
Telecom Italia SpA
3.63%, 05/25/26(E)	155,000	151,074
		10,233,194
Ivory Coast — 0.2%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	570,000	468,857
5.88%, 10/17/31(E)	200,000	164,486
4.88%, 01/30/32(E) 144A	340,000	257,358
4.88%, 01/30/32(E)	110,000	83,263
5.75%, 12/31/32 144A Δ STEP	307,203	267,082
		1,241,046
Japan — 0.3%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	1,029,798
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	198,629
SoftBank Group Corporation
5.00%, 04/15/28(E)	245,000	204,654
4.63%, 07/06/28	200,000	157,000
		1,590,081
Jersey — 0.1%
AA Bond Co., Ltd.
6.50%, 01/31/26(U)	200,000	225,602
Adient Global Holdings, Ltd.
3.50%, 08/15/24(E)	100,000	95,049
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	115,073
		435,724
Kazakhstan — 0.3%
Kazakhstan Government International Bond
2.38%, 11/09/28(E)	300,000	285,226
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	442,138
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.38%, 04/24/30	$ 300,000	$ 265,283
KazTransGas JSC
4.38%, 09/26/27 144A	630,000	559,188
		1,551,835
Luxembourg — 0.1%
Altice Finco SA
4.75%, 01/15/28(E)	299,000	228,678
Altice France Holding SA
8.00%, 05/15/27(E)	100,000	86,455
SES SA
(Variable, EUR Swap Rate 5Y + 5.40%), 5.63%, 01/29/24(E) ρ ^	100,000	101,633
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E)	100,000	90,821
		507,587
Mexico — 3.2%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	257,889
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ^	1,125,000	1,020,274
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	582,984
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	534,536
Cemex SAB de CV
3.88%, 07/11/31 144A	400,000	301,094
Mexican Bonos
8.00%, 12/07/23(M)	2,608,300	127,232
7.50%, 06/03/27(M)	151,900,000	7,064,660
7.75%, 05/29/31(M)	16,800,000	769,081
8.50%, 11/18/38(M)	5,995,600	283,051
7.75%, 11/13/42(M)	76,750,000	3,339,185
Mexico Government International Bond
2.88%, 04/08/39(E)	700,000	530,015
5.75%, 10/12/10«	320,000	269,788
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	987,563
Orbia Advance Corporation SAB de CV
2.88%, 05/11/31 144A	200,000	160,890
Petroleos Mexicanos
4.75%, 02/26/29(E)	300,000	235,349
5.95%, 01/28/31	140,000	102,823
7.69%, 01/23/50	390,000	266,403
		16,832,817
	Par	Value
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	$ 200,000	$202,600
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	355,846
4.50%, 10/22/25 144A	320,000	315,779
		671,625
Netherlands — 2.4%
Abertis Infraestructuras Finance BV
(Variable, 3.69% - EUR Swap Rate 5Y), 3.25%, 11/24/25(E) ρ ^	100,000	84,161
ABN AMRO Bank NV
7.13%, 07/06/22(E) Δ	540,000	565,998
Ashland Services BV
2.00%, 01/30/28(E)	100,000	86,317
Cooperatieve Rabobank UA
(Variable, 3.70% - EUR Swap Rate 5Y), 3.25%, 12/29/26(E) ρ Δ ^	1,000,000	859,626
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A Δ ^	250,000	237,663
5.75%, 12/01/43	630,000	659,703
Dufry One BV
2.00%, 02/15/27(E)	345,000	272,275
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	222,276
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	123,390
EnBW International Finance BV
0.13%, 03/01/28(E)	410,000	359,462
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	373,366
Heimstaden Bostad Treasury BV
1.38%, 07/24/28(E)	150,000	120,273
IPD 3 BV
5.50%, 12/01/25(E) 144A	560,000	526,316
5.50%, 12/01/25(E) Δ	282,000	265,038
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	215,000	218,685
(Floating, 3.88% - Euribor 3M), 3.88%, 04/01/24(E) †	118,000	120,646
Maxeda DIY Holding BV
5.88%, 10/01/26(E) Δ	200,000	148,325
Petrobras Global Finance BV
6.25%, 03/17/24	780,000	798,541
6.88%, 01/20/40Δ	80,000	75,730
6.90%, 03/19/49Δ	880,000	788,194
Prosus NV
3.83%, 02/08/51	1,020,000	616,144

See Notes to Financial Statements.

	Par	Value
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	$ 430,000	$ 432,729
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.00%, 11/15/25(E)	5,164	4,405
Syngenta Finance NV
4.44%, 04/24/23 144A	460,000	463,863
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	300,000	282,555
Teva Pharmaceutical Finance Netherlands II BV
4.50%, 03/01/25(E) Δ	150,000	147,369
1.88%, 03/31/27(E)	200,000	163,956
4.38%, 05/09/30(E)	100,000	83,718
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	40,000	32,930
4.75%, 05/09/27	200,000	171,074
4.10%, 10/01/46Δ	200,000	125,183
Trivium Packaging Finance BV
3.75%, 08/15/26(E) Δ	250,000	241,357
United Group BV
4.88%, 07/01/24(E)	200,000	191,131
3.13%, 02/15/26(E)	100,000	83,036
5.25%, 02/01/30(E) 144A	500,000	388,917
UPC Holding BV
5.50%, 01/15/28 144A	310,000	265,417
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ Δ ^	200,000	174,468
VZ Secured Financing BV
5.00%, 01/15/32 144A	1,370,000	1,139,950
WP/AP Telecom Holdings IV BV
3.75%, 01/15/29(E) 144A	480,000	413,664
ZF Europe Finance BV
3.00%, 10/23/29(E) Δ	400,000	307,007
		12,634,858
New Zealand — 1.2%
New Zealand Government Bond
3.50%, 04/14/33(Z)	10,755,000	6,475,457
Nigeria — 0.2%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	312,180
7.88%, 02/16/32	200,000	139,850
7.63%, 11/28/47 144A	940,000	565,175
		1,017,205
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	474,866
3.00%, 11/15/27(E) Δ	150,000	131,907
	Par	Value
Aker BP ASA
3.75%, 01/15/30 144A	$ 150,000	$ 134,525
4.00%, 01/15/31 144A	150,000	134,907
		876,205
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	173,110
Panama — 0.4%
Panama Government International Bond
3.75%, 03/16/25	860,000	850,300
6.70%, 01/26/36	202,000	218,939
4.50%, 04/01/56	1,140,000	907,565
		1,976,804
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	174,844
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,275,105
1.25%, 03/11/33(E)	200,000	148,879
1.95%, 11/17/36(E)	100,000	72,103
6.55%, 03/14/37	640,000	695,742
Petroleos del Peru SA
5.63%, 06/19/47 144A	750,000	511,241
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,580,630
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	20,000	17,439
		4,301,139
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41(E)	100,000	71,032
Poland — 1.0%
Canpack SA
2.38%, 11/01/27(E) Δ	100,000	83,646
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	960,337
1.25%, 10/25/30(P)	3,060,000	447,931
1.75%, 04/25/32(P)	27,420,000	3,937,028
		5,428,942
Portugal — 0.0%
Portugal Obrigacoes do Tesouro OT
1.65%, 07/16/32(E) 144A	32,000	31,228
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	201,822
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Romania — 0.3%
RCS & RDS SA
3.25%, 02/05/28(E)	$ 200,000	$ 164,727
Romanian Government International Bond
3.62%, 05/26/30(E)	42,000	36,084
1.75%, 07/13/30(E)	41,000	30,732
2.00%, 04/14/33(E) 144A	560,000	381,981
2.00%, 04/14/33(E)	822,000	560,693
3.75%, 02/07/34(E)	258,000	203,836
3.88%, 10/29/35(E)	248,000	192,894
3.38%, 01/28/50(E)	84,000	52,616
		1,623,563
Russia — 0.3%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q) Ψ †††	423,153,000	692,432
6.90%, 05/23/29(Q) Ψ †††	192,500,000	315,000
7.25%, 05/10/34(Q) Ψ †††	262,547,000	429,623
		1,437,055
Senegal — 0.0%
Senegal Government International Bond
4.75%, 03/13/28(E)	100,000	85,400
Serbia — 0.0%
Serbia International Bond
1.50%, 06/26/29(E)	190,000	144,993
Slovakia — 0.0%
Slovakia Government Bond
0.38%, 04/21/36(E)	18,400	13,921
South Africa — 1.2%
Republic of South Africa Government Bond
6.25%, 03/31/36(S) Δ	2,140,000	85,515
6.50%, 02/28/41(S)	56,596,000	2,136,515
Republic of South Africa Government International Bond
4.88%, 04/14/26Δ	200,000	190,044
4.85%, 09/27/27	200,000	182,790
4.85%, 09/30/29	2,190,000	1,876,217
5.88%, 06/22/30	200,000	180,980
5.75%, 09/30/49Δ	2,420,000	1,660,132
		6,312,193
Spain — 0.5%
Cellnex Finance Co. SA
1.50%, 06/08/28(E)	100,000	82,154
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	129,322
Lorca Telecom Bondco SA
4.00%, 09/18/27(E)	680,000	597,596
4.00%, 09/18/27(E) 144A	300,000	263,645
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	26,006
1.40%, 07/30/28(E) 144A	73,000	74,405
	Par	Value
0.50%, 10/31/31(E) 144A	$1,271,000	$1,125,762
2.55%, 10/31/32(E) 144A	64,000	67,161
Tendam Brands SAU
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) †	160,000	161,013
		2,527,064
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	65,957
6.75%, 04/18/28	500,000	161,372
		227,329
Supranational — 0.1%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	182,756
European Union
0.00%, 07/06/26(E)	118,000	116,829
0.00%, 10/04/28(E)	46,000	43,329
0.00%, 04/22/31(E)	32,000	28,173
1.25%, 02/04/43(E)	47,000	39,934
0.70%, 07/06/51(E)	12,000	8,173
		419,194
Sweden — 0.3%
Intrum AB
3.50%, 07/15/26(E) Δ	395,000	347,522
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ Δ ^	1,761,000	630,048
Verisure Holding AB
3.25%, 02/15/27(E) Δ	200,000	173,821
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	192,368
5.25%, 02/15/29(E)	150,000	120,230
		1,463,989
Switzerland — 0.9%
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	580,713
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	305,250
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) Δ ^	500,000	498,492
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.38%), 9.75%, 06/23/27 144A ρ ^	1,000,000	1,023,750
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	335,000	266,947

See Notes to Financial Statements.

	Par	Value
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	$ 1,420,000	$1,386,804
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	409,499
		4,471,455
Thailand — 0.1%
Thailand Government Bond
2.00%, 12/17/31(ZF)	14,795,000	391,149
Turkey — 0.3%
Turkey Government International Bond
6.00%, 03/25/27	1,570,000	1,294,229
4.88%, 04/16/43	500,000	297,028
		1,591,257
Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25	100,000	25,350
6.75%, 06/20/26(E)	200,000	55,035
9.75%, 11/01/28	250,000	63,400
1.26%, 05/31/40Ξ	100,000	25,359
		169,144
United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	200,000	189,883
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	185,676
DP World, Ltd.
5.63%, 09/25/48 144A	970,000	911,561
5.63%, 09/25/48	600,000	563,853
		1,850,973
United Kingdom — 2.0%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	197,766
3.38%, 03/11/29(U)	250,000	278,050
2.88%, 03/17/31 144A Δ	200,000	166,631
Antofagasta PLC
2.38%, 10/14/30 144A	300,000	232,592
Aviva PLC
(Variable, UK Gilts 5Y + 2.40%), 6.13%, 09/29/22(U) ρ ^	490,000	597,751
Barclays Bank PLC
7.63%, 11/21/22	291,000	293,922
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) Δ ^	300,000	299,299
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	359,355
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27^	235,000	208,493
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 03/15/28ρ ^	$200,000	$153,873
(Variable, 1.26% - EUR Swap Rate 1Y), 0.58%, 08/09/29(E) ^	410,000	350,352
BCP V Modular Services Finance II PLC
4.75%, 11/30/28(E)	100,000	83,584
Bellis Acquisition Co. PLC
4.50%, 02/16/26(U) 144A	840,000	823,138
Bellis Finco PLC
4.00%, 02/16/27(U) Δ	213,000	180,124
Constellation Automotive Financing PLC
4.88%, 07/15/27(U) Δ	100,000	96,136
eG Global Finance PLC
4.38%, 02/07/25(E) Δ	240,000	224,885
Energia Group NI FinanceCo PLC
4.00%, 09/15/25(E)	100,000	94,493
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ Δ ^	400,000	387,330
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	359,500
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33^	200,000	184,680
Iceland Bondco PLC
4.38%, 05/15/28(U)	120,000	97,871
INEOS Finance PLC
2.88%, 05/01/26(E) Δ	250,000	229,430
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	110,000	92,777
3.75%, 07/15/26(E)	100,000	84,343
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26(E)	145,000	125,925
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	390,000	380,062
National Express Group PLC
(Variable, UK Gilts 5Y + 4.14%), 4.25%, 11/26/25(U) ρ ^	200,000	220,716
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	152,788
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	200,000	175,697
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	545,000	495,873
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	159,863
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	$296,000	$ 341,719
Pinnacle Bidco PLC
6.38%, 02/15/25(U)	310,000	338,683
Premier Foods Finance PLC
0.00%, 10/15/26(U)	100,000	106,356
SSE PLC
1.75%, 04/16/30(E) Δ	350,000	324,287
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	377,814	466,469
Travis Perkins PLC
4.50%, 09/07/23(U)	100,000	116,776
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	325,518
Vedanta Resources Finance II PLC
8.95%, 03/11/25	200,000	158,593
Virgin Media Secured Finance PLC
4.25%, 01/15/30(U) Δ	450,000	442,747
Vodafone Group PLC
5.25%, 05/30/48	190,000	181,208
		10,589,655
Total Foreign Bonds (Cost $276,347,643)		220,055,402
LOAN AGREEMENTS — 2.0%
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC) Initial U.S. Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 0.50% Floor), 5.42%, 05/12/28†	490,047	450,230
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 4.42%, 05/15/26†	492,385	446,839
Asurion, LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 4.67%, 11/03/24†	515,240	484,584
Asurion, LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 4.92%, 07/31/27†	793,970	720,528
Brookfield WEC Holdings Inc. Initial Term Loan (2021) (First Lien)
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 4.42%, 08/01/25†	85,004	80,600
Charter Communications Operating, LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 02/01/27†	492,405	470,687
CTEC III GmbH Facility B
0.00%, 03/16/29Σ	430,000	412,667
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 3.88%, 12/22/27†	888,750	845,983
	Par	Value
Entercom Media Corp. Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.13%, 11/18/24†	$150,083	$133,949
Focus Financial Partners, LLC Tranche B-3 Term Loan (First Lien)
(Floating, ICE LIBOR USD 1M + 2.00%), 3.67%, 07/03/24†	272,203	262,072
Froneri International Limited Facility B1 (First Lien)
(Floating, ICE EURIBOR USD CHECK + 2.38%), 2.38%, 01/29/27†	380,000	350,765
Garda World Security Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 5.90%, 10/30/26†	405,369	376,993
Genesee & Wyoming Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.25%, 12/30/26†	175,950	169,451
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 5.25%, 10/02/25†	352,697	329,001
INEOS Styrolution Group GmbH 2026 Tranche B Euro Term Loan
(Floating, ICE EURIBOR USD 1M + 2.75%), 2.75%, 01/29/26†	450,000	436,799
IU Finance Management GmbH Facility B
(Floating, ICE EURIBOR USD 3M + 5.00%), 5.00%, 12/08/28†	690,000	690,547
Lakeshore Learning Materials, LLC Initial Term Loan (First Lien)
(Floating, ICE LIBOR USD 3M + 3.50%, 0.50% Floor), 4.00%, 09/29/28†	796,000	759,185
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 3.42%, 03/01/27†	574,212	533,541
Mister Car Wash Holdings, Inc. Initial Term Loan (First Lien)
(Floating, ICE LIBOR USD 1M + 3.00%), 4.67%, 05/14/26†	119,989	113,765
Nexstar Media Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 4.17%, 09/18/26†	67,314	66,533
Prime Security Services Borrower, LLC 2021 Refinancing Term B-1 Loan (First Lien)
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 09/23/26†	401,807	376,110

See Notes to Financial Statements.

	Par	Value
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 4.92%, 12/31/25†	$252,796	$ 238,071
TransDigm Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 3.92%, 12/09/25†	793,893	754,861
U.S. Renal Care, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 6.69%, 06/26/26†	295,443	205,518
UFC Holdings, LLC Term B-3 Loan (First Lien)
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 04/29/26†	107,954	100,883
Univision Communications Inc. 2021 Replacement Converted First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 4.92%, 03/15/26†	527,216	499,099
Total Loan Agreements (Cost $11,251,548)		10,309,261
MORTGAGE-BACKED SECURITIES — 6.6%
BANK, Series 2018-BNK15, Class B
4.81%, 11/15/61† γ	260,000	252,007
BANK, Series 2021-BN35, Class AS
2.46%, 06/15/64	85,000	70,071
BINOM Securitization Trust, Series 2022-RPL1, Class M1
3.00%, 02/25/61 144A † γ	100,000	92,030
BPR Trust, Series 2021-NRD, Class B
(Floating, CME Term SOFR 1M + 2.12%, 2.12% Floor), 3.46%, 12/15/23 144A †	25,000	24,161
BPR Trust, Series 2021-NRD, Class C
(Floating, CME Term SOFR 1M + 2.42%, 2.42% Floor), 3.76%, 12/15/23 144A †	25,000	23,999
BPR Trust, Series 2021-NRD, Class D
(Floating, CME Term SOFR 1M + 3.72%, 3.72% Floor), 5.06%, 12/15/23 144A †	15,000	14,298
CAFL Issuer LLC, Series 2021-RTL1, Class A1
(Step to 4.24% on 04/30/25), 2.24%, 03/28/29 144A STEP	105,000	98,793
CIM Trust, Series 2021-NR2, Class A1
(Step to 5.57% on 04/25/24), 2.57%, 07/25/59 144A STEP	100,559	96,165
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	20,000	19,908
	Par	Value
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	$ 17,790	$ 17,765
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 3.72%, 10/25/39 144A †	75,910	75,378
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 3.67%, 01/25/40 144A †	199,601	195,513
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 4.03%, 10/25/41 144A †	790,000	680,149
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 2.58%, 12/25/41 144A †	424,000	378,709
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.90%), 2.83%, 12/25/41 144A †	381,000	344,254
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.50%), 4.43%, 03/25/42 144A †	365,000	348,312
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.95%), 3.88%, 06/25/42 144A †	227,000	228,100
CSMC OA LLC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,165,413
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A † γ	72,887	69,311
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	90,214
CSMC Trust, Series 2021-RPL4, Class A1
1.80%, 12/27/60 144A † γ	122,429	115,694
CSMC, Series 2019-RIO, Class B
(Floating, ICE LIBOR USD 1M + 7.00%, 8.00% Floor), 8.32%, 12/15/22 144A †	1,117,444	1,094,049
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.85%), 4.47%, 11/25/29†	347,620	348,845
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Fannie Mae Connecticut Avenue Securities, Series 2017-C06, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.80%, 2.80% Floor), 4.42%, 02/25/30†	$ 427,044	$ 428,541
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 3.87%, 07/25/30†	1,459,771	1,461,047
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.55%, 2.55% Floor), 4.17%, 12/25/30†	1,129,883	1,123,793
Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.25%, 4.25% Floor), 5.87%, 01/25/31†	270,000	266,643
Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 3.62%, 03/25/31†	602,908	596,775
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	74,818	70,576
3.50%, 04/01/50	51,532	50,025
3.00%, 07/01/50	78,402	73,252
2.50%, 01/01/52	322,563	290,736
2.50%, 04/01/52	154,999	140,159
2.50%, 05/01/52	999,900	900,427
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 2.30%), 3.92%, 01/25/50 144A †	770,000	690,547
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%), 3.47%, 02/25/50 144A †	370,055	366,670
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.93%, 12/25/50 144A †	310,000	305,209
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.50%), 4.43%, 10/25/33 144A †	$610,000	$528,491
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.93%, 04/25/42 144A †	42,874	42,227
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.90%), 3.83%, 04/25/42 144A †	179,000	168,726
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.50%), 4.43%, 03/25/42 144A †	106,000	101,509
Federal National Mortgage Association
3.00%, 08/01/46	82,217	77,870
3.00%, 12/01/47	266,695	252,589
3.50%, 08/01/49	120,847	117,590
4.00%, 08/01/49	109,986	109,590
3.50%, 09/01/49	207,534	201,554
4.00%, 10/01/49	161,608	161,182
3.00%, 03/01/50	128,492	120,104
3.00%, 05/01/50	144,195	134,716
3.50%, 06/01/50	39,056	37,879
3.00%, 07/01/50	40,201	37,576
2.50%, 01/01/52	290,915	262,202
3.00%, 06/01/52	224,226	209,085
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 4.95%), 6.57%, 07/25/29†	760,000	786,480
FHLMC Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.40%), 3.33%, 02/25/42 144A †	589,000	544,945
GCAT Trust, Series 2019-RPL1, Class A1
2.65%, 10/25/68 144A	48,464	46,740

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association
4.50%, 08/20/48	$ 74,807	$ 76,172
2.50%, 05/20/52	423,449	388,163
3.00%, 07/01/52 TBA	200,000	188,609
3.50%, 07/01/52 TBA	515,000	500,516
4.00%, 07/01/52 TBA	750,000	746,938
4.50%, 07/01/52 TBA	870,000	883,050
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 4.00%, 3.75% Floor), 5.57%, 09/15/31 144A †	1,473,637	560,705
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	45,000	43,387
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	22,969
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, ICE LIBOR USD 1M + 2.75%, 2.75% Floor), 4.07%, 05/15/38 144A †	780,000	722,389
Hilton U.S.A. Trust, Series 2016-HHV, Class D
4.33%, 11/05/38 144A † γ	540,000	492,091
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor, 11.50% Cap), 3.27%, 08/25/36†	130,315	127,744
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.72%, 02/15/51† γ	2,385	2,140
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.36%, 8.21% Floor), 9.83%, 06/15/35 144A †	1,500,000	7,510
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	120,000	110,752
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, ICE LIBOR USD 1M + 2.90%, 2.90% Floor), 4.52%, 02/27/24 144A †	108,190	105,731
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A † γ	90,957	86,807
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	87,267	82,071
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 3.63%, 12/27/33 144A †	790,000	740,828
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A
3.96%, 01/15/32 144A † γ	100,000	98,476
	Par	Value
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	$ 440,000	$ 434,846
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	518,947
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,052,025
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 3.72%, 05/15/38 144A †	760,000	715,520
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	100,000	94,125
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	67,880	65,923
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.45%, 08/15/50† γ	410,000	367,442
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	259,059
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC
4.89%, 05/10/63 144A † γ	123,000	116,955
Uniform Mortgage Backed Securities
2.50%, 07/01/52 TBA	445,000	400,326
3.00%, 07/01/52 TBA	50,000	46,582
3.50%, 07/01/52 TBA	2,070,000	1,991,243
4.00%, 07/01/52 TBA	3,135,000	3,092,322
4.50%, 07/01/52 TBA	2,240,000	2,249,187
5.00%, 07/01/52 TBA	615,000	627,877
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.43%, 07/15/46† γ	25,000	23,500
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	21,980
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C
4.69%, 06/15/45† γ	40,000	28,980
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.67%, 08/15/46† γ	35,000	33,375
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	35,000	33,222
Total Mortgage-Backed Securities (Cost $38,702,994)		34,709,077
U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Bonds
3.50%, 02/15/39	3,540,000	3,701,098
4.25%, 05/15/39	30,000	34,293
3.88%, 08/15/40	20,000	21,574
1.75%, 08/15/41	1,321,000	1,005,353
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.00%, 11/15/41	$ 40,000	$ 31,784
3.25%, 05/15/42	185,000	180,606
2.75%, 08/15/42	90,000	80,828
2.88%, 05/15/43Δ	2,045,000	1,866,542
3.00%, 05/15/45	30,000	27,851
3.00%, 11/15/45	660,000	613,800
2.50%, 05/15/46Δ	590,000	500,532
2.25%, 08/15/46‡‡ Δ	690,000	556,919
2.88%, 11/15/46	1,520,000	1,387,000
3.00%, 05/15/47	60,000	56,128
2.75%, 08/15/47	90,000	80,522
3.13%, 05/15/48	40,000	38,730
3.38%, 11/15/48‡‡	770,000	782,723
1.25%, 05/15/50	50,000	31,834
1.38%, 08/15/50	3,730,000	2,456,919
2.38%, 05/15/51	870,000	734,776
2.00%, 08/15/51	4,070,600	3,147,878
2.25%, 02/15/52Δ	919,000	756,595
		18,094,285
U.S. Treasury Notes
1.63%, 08/15/22	12,130,000	12,132,713
1.38%, 10/15/22	5,059,000	5,048,820
0.13%, 12/31/22	1,000,000	988,071
0.13%, 02/28/23	1,795,000	1,764,557
0.13%, 06/30/23	615,000	598,237
2.88%, 09/30/23Δ	2,010,000	2,008,783
2.88%, 10/31/23	2,975,000	2,972,327
0.50%, 11/30/23	610,000	589,365
2.75%, 02/15/24Δ	5,257,000	5,240,161
1.50%, 02/29/24	555,000	541,971
2.38%, 02/29/24	10,000	9,907
3.00%, 06/30/24	1,345,000	1,345,788
1.50%, 10/31/24	570,000	550,829
2.25%, 11/15/24	20,520,000	20,178,935
1.50%, 02/15/25	2,556,000	2,457,055
2.00%, 02/15/25	70,000	68,220
2.88%, 05/31/25	315,000	313,720
0.38%, 11/30/25	26,242,000	23,974,527
1.63%, 02/15/26	6,460,000	6,141,795
1.63%, 05/15/26	340,000	322,296
2.00%, 11/15/26	870,000	831,938
1.25%, 11/30/26	200,000	185,215
1.88%, 02/28/27	923,000	876,219
3.25%, 06/30/27	281,000	283,766
2.38%, 05/15/29	217,000	207,917
0.88%, 11/15/30	8,550,000	7,221,076
1.25%, 08/15/31	730,000	628,599
1.38%, 11/15/31	550,000	477,125
1.88%, 02/15/32	1,132,000	1,025,698
2.88%, 05/15/32Δ	1,860,000	1,839,366
		100,824,996
Total U.S. Treasury Obligations (Cost $127,025,694)		118,919,281

	Shares	Value
COMMON STOCKS — 0.3%
Communication Services — 0.2%
Altice U.S.A., Inc. Class A*	16,976	$157,028
Comcast Corporation Class A	461	18,090
T-Mobile US, Inc.*	5,206	700,415
		875,533
Consumer Discretionary — 0.0%
Home Depot, Inc. (The)	36	9,874
Starbucks Corporation	205	15,660
		25,534
Consumer Staples — 0.0%
Coca-Cola Co. (The)	266	16,734
Procter & Gamble Co. (The)	125	17,974
Walmart, Inc.	129	15,684
		50,392
Energy — 0.0%
Berry CorporationΔ	2,492	18,989
Pioneer Natural Resources Co.	61	13,608
Williams Cos., Inc. (The)	360	11,235
		43,832
Financials — 0.0%
BlackRock, Inc.	27	16,444
Morgan Stanley	158	12,018
		28,462
Health Care — 0.0%
Abbott Laboratories	98	10,647
Anthem, Inc.	22	10,617
UnitedHealth Group, Inc.	16	8,218
		29,482
Industrials — 0.0%
Cummins, Inc.	53	10,257
Deere & Co.	35	10,482
L3Harris Technologies, Inc.	10	2,417
Lockheed Martin Corporation	43	18,488
Union Pacific Corporation	68	14,503
United Parcel Service, Inc. Class B	76	13,873
		70,020
Information Technology — 0.1%
Apple, Inc.	101	13,809
Broadcom, Inc.	17	8,259
Cisco Systems, Inc.	303	12,920
Corning, Inc.	3,787	119,328
Microchip Technology, Inc.	167	9,699
Microsoft Corporation	63	16,180
QUALCOMM, Inc.	73	9,325
		189,520
Materials — 0.0%
Newmont Corporation	213	12,710

See Notes to Financial Statements.

	Shares	Value
Real Estate — 0.0%
American Tower Corporation REIT	65	$ 16,613
Utilities — 0.0%
Duke Energy Corporation	127	13,616
NextEra Energy, Inc.Δ	225	17,428
		31,044
Total Common Stocks (Cost $1,431,755)		1,373,142
FOREIGN COMMON STOCKS — 0.0%
Ireland — 0.0%
Accenture PLC Class A	45	12,494
Jersey — 0.0%
Clarivate PLCΔ *	59	818
Total Foreign Common Stocks (Cost $14,133)		13,312
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	387	466,141
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	2,799	130,014
Wells Fargo & Co.
7.50% CONV	69	83,870
Total Preferred Stocks (Cost $592,008)		680,025
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, 06/01/24 CONV (Cost $128,000)	1,280	73,234
MONEY MARKET FUNDS — 7.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø ∞	23,151,111	23,151,111
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø §	18,066,310	18,066,310
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	137,574	137,574
Total Money Market Funds (Cost $41,354,995)		41,354,995
TOTAL INVESTMENTS —104.1% (Cost $633,535,441)		546,108,205
Liabilities in Excess of Other Assets — (4.1)%		(21,595,523)
NET ASSETS — 100.0%		$524,512,682
PORTFOLIO SUMMARY (based on net assets)
%
Foreign Bonds	41.9
U.S. Treasury Obligations	22.7
Corporate Bonds	20.6
Money Market Funds	7.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	2.0
Loan Agreements	2.0
Communication Services	0.2
Financials	0.1
Information Technology	0.1
Energy	—**
Industrials	—**
Consumer Staples	—**
Utilities	—**
Health Care	—**
Consumer Discretionary	—**
Real Estate	—**
Materials	—**
104.1
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	09/2022	17	$ 2,913,846	$(173,133)
Euro-Bobl	09/2022	(40)	(5,205,796)	35,021
Euro-Bund	09/2022	(2)	(311,828)	(1,339)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-OAT	09/2022	(1)	$ (145,173)	$ (412)
Euro-Schatz	09/2022	67	7,663,360	(16,169)
FTSE KLCI	09/2022	(1)	(129,024)	(1,248)
10-Year Japanese E-Mini	09/2022	127	13,914,026	(55,519)
10-Year Commonwealth Treasury Bond	09/2022	40	3,282,690	(2,210)
3-Year Commonwealth Treasury Bond	09/2022	172	12,757,928	12,597
10-Year U.S. Treasury Note	09/2022	(40)	(4,741,250)	(82,362)
U.S. Treasury Long Bond	09/2022	16	2,218,000	(24,252)
Ultra 10-Year U.S. Treasury Note	09/2022	(73)	(9,298,375)	166,228
Ultra Long U.S. Treasury Bond	09/2022	51	7,871,532	296,442
10-Year Bond	09/2022	18	1,733,856	(61,039)
Long GILT	09/2022	36	4,994,923	(177,834)
2-Year U.S. Treasury Note	10/2022	11	2,310,172	(12,719)
5-Year U.S. Treasury Note	10/2022	(408)	(45,798,000)	39,569
5-Year U.S. Treasury Note	10/2022	82	9,204,500	(81,413)
90-Day Eurodollar	12/2022	156	37,560,900	(970,125)
3-Month Euribor	12/2023	2	513,993	(969)
90-Day Eurodollar	12/2023	73	17,685,162	(447,125)
Total Futures Contracts outstanding at June 30, 2022			$ 58,995,442	$(1,558,011)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/22	U.S. Dollars	239,152,664	Euro	(219,231,034)	SS	$9,097,308
07/20/22	U.S. Dollars	19,299,366	British Pounds	(14,811,104)	SS	1,263,321
10/20/22	Euro	141,532,958	U.S. Dollars	(148,450,098)	SC	1,150,758
07/20/22	U.S. Dollars	11,170,047	Japanese Yen	(1,385,745,906)	SS	944,112
07/20/22	U.S. Dollars	10,474,801	New Zealand Dollars	(15,316,420)	SC	910,473
07/20/22	U.S. Dollars	10,369,424	Australian Dollars	(13,917,067)	SC	761,693
07/20/22	U.S. Dollars	16,083,142	Euro	(14,740,301)	CITI	615,053
07/20/22	U.S. Dollars	16,624,969	Euro	(15,320,314)	UBS	548,229
07/20/22	U.S. Dollars	4,805,331	Norwegian Kroner	(42,100,469)	SS	529,396
07/20/22	U.S. Dollars	3,364,436	Norwegian Kroner	(29,462,929)	UBS	372,033
07/20/22	U.S. Dollars	9,087,493	Chinese Yuan	(58,421,081)	SC	361,851
07/20/22	U.S. Dollars	4,255,240	New Zealand Dollars	(6,235,869)	UBS	361,256
07/19/22	U.S. Dollars	3,834,844	Brazilian Reals	(18,290,863)	GSC	360,841
07/20/22	U.S. Dollars	4,252,761	Japanese Yen	(529,741,143)	BNP	343,604
07/19/22	U.S. Dollars	2,465,672	South African Rand	(36,380,000)	CITI	233,999
07/20/22	U.S. Dollars	2,630,806	Swedish Kronor	(24,819,866)	SC	202,868
07/20/22	U.S. Dollars	9,697,061	Canadian Dollars	(12,222,079)	SS	202,242
07/20/22	U.S. Dollars	2,259,988	New Zealand Dollars	(3,302,048)	CITI	198,026
07/20/22	U.S. Dollars	4,936,843	Chinese Yuan	(31,738,842)	CITI	196,401
07/20/22	U.S. Dollars	4,669,620	Euro	(4,280,587)	RBC	177,683
07/19/22	U.S. Dollars	3,886,192	Taiwan Dollars	(110,204,629)	CITI	175,112
07/20/22	U.S. Dollars	2,263,391	Australian Dollars	(3,025,782)	RBC	174,524
07/20/22	U.S. Dollars	2,517,180	Swedish Kronor	(24,031,633)	BNP	166,349
07/20/22	U.S. Dollars	6,239,293	Swiss Francs	(5,806,405)	SC	149,297
07/20/22	U.S. Dollars	6,030,140	Swiss Francs	(5,612,131)	RBC	143,906
07/20/22	U.S. Dollars	2,123,595	Japanese Yen	(268,542,620)	SC	141,919
07/20/22	U.S. Dollars	3,508,843	Czech Republic Koruna	(79,959,523)	BNP	132,101

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/22	U.S. Dollars	1,789,589	Hungarian Forint	(629,506,000)	GSC	$130,938
07/20/22	U.S. Dollars	1,548,428	Norwegian Kroner	(14,091,529)	BNP	117,222
07/20/22	U.S. Dollars	1,696,493	Australian Dollars	(2,293,736)	UBS	112,998
07/20/22	U.S. Dollars	1,450,856	Hungarian Forint	(508,508,469)	UBS	111,237
07/20/22	U.S. Dollars	7,118,053	Euro	(6,682,251)	GSC	105,872
07/20/22	U.S. Dollars	1,566,766	British Pounds	(1,202,559)	RBC	102,364
07/20/22	U.S. Dollars	1,720,481	British Pounds	(1,329,346)	BNP	101,685
10/20/22	British Pounds	12,696,324	U.S. Dollars	(15,416,382)	SC	77,702
07/19/22	U.S. Dollars	7,194,670	Euro	(6,783,299)	CITI	76,935
07/20/22	U.S. Dollars	836,060	Brazilian Reals	(4,076,413)	UBS	62,069
07/20/22	U.S. Dollars	706,546	South African Rand	(10,538,726)	SS	60,134
07/20/22	U.S. Dollars	2,834,538	Polish Zloty	(12,485,679)	UBS	56,680
07/20/22	U.S. Dollars	936,830	British Pounds	(727,068)	UBS	51,451
07/20/22	U.S. Dollars	724,783	British Pounds	(554,395)	SC	49,675
07/20/22	New Zealand Dollars	15,316,420	U.S. Dollars	(9,522,463)	SC	41,865
07/20/22	Swiss Francs	1,030,867	U.S. Dollars	(1,040,544)	UBS	40,672
07/20/22	U.S. Dollars	748,469	Turkish Lira	(11,970,755)	RBC	39,982
07/20/22	U.S. Dollars	537,100	Japanese Yen	(67,488,527)	UBS	39,077
07/20/22	U.S. Dollars	972,414	Polish Zloty	(4,205,397)	SS	36,782
07/19/22	U.S. Dollars	3,324,845	Indian Rupee	(260,352,000)	CITI	34,442
07/20/22	U.S. Dollars	1,992,454	Canadian Dollars	(2,521,017)	BNP	33,982
10/20/22	Canadian Dollars	11,239,728	U.S. Dollars	(8,700,308)	SC	33,915
07/20/22	Swiss Francs	5,806,405	U.S. Dollars	(6,056,521)	SC	33,475
10/20/22	Japanese Yen	704,412,687	U.S. Dollars	(5,207,699)	SC	31,698
07/20/22	U.S. Dollars	353,555	New Zealand Dollars	(516,418)	RBC	31,078
07/20/22	Australian Dollars	12,908,038	U.S. Dollars	(8,880,294)	SC	30,848
07/19/22	U.S. Dollars	4,671,822	Indonesian Rupiah	(69,329,837,875)	CITI	30,813
07/20/22	U.S. Dollars	1,736,176	British Pounds	(1,400,683)	GSC	30,511
07/20/22	U.S. Dollars	754,233	Norwegian Kroner	(7,131,630)	SC	29,909
07/20/22	Swiss Francs	686,976	U.S. Dollars	(695,039)	SS	25,490
07/19/22	U.S. Dollars	390,765	British Pounds	(300,000)	GSC	25,450
07/20/22	U.S. Dollars	372,884	British Pounds	(286,204)	CITI	24,362
07/20/22	U.S. Dollars	627,141	Polish Zloty	(2,709,876)	CITI	24,238
07/20/22	U.S. Dollars	1,167,269	Euro	(1,090,322)	SC	23,113
07/20/22	U.S. Dollars	1,067,952	Euro	(996,096)	BNP	22,675
10/20/22	Norwegian Kroner	25,111,117	U.S. Dollars	(2,534,595)	SC	21,649
07/20/22	Swiss Francs	672,598	U.S. Dollars	(684,114)	GSC	21,334
07/20/22	U.S. Dollars	900,959	Norwegian Kroner	(8,669,002)	GSC	20,492
07/20/22	U.S. Dollars	950,043	Canadian Dollars	(1,197,393)	CITI	19,839
07/20/22	Swedish Kronor	21,358,051	U.S. Dollars	(2,071,385)	SC	17,910
07/20/22	U.S. Dollars	710,402	Swiss Francs	(661,101)	UBS	17,012
07/20/22	U.S. Dollars	744,974	Canadian Dollars	(938,880)	RBC	15,598
07/20/22	U.S. Dollars	2,058,775	Canadian Dollars	(2,631,428)	UBS	14,529
07/20/22	Chinese Yuan	51,276,552	U.S. Dollars	(7,646,369)	SC	12,182
07/19/22	Japanese Yen	454,165,000	U.S. Dollars	(3,339,636)	CITI	11,609
07/20/22	U.S. Dollars	401,981	Thai Baht	(13,800,000)	GSC	11,304
07/20/22	Mexican Pesos	14,586,001	U.S. Dollars	(711,477)	BNP	11,141
07/19/22	U.S. Dollars	439,144	Australian Dollars	(620,000)	CITI	11,126
07/20/22	U.S. Dollars	144,690	Swedish Kronor	(1,365,893)	RBC	11,075
07/20/22	Mexican Pesos	11,128,938	U.S. Dollars	(542,823)	RBC	8,525
07/20/22	Mexican Pesos	34,845,557	U.S. Dollars	(1,718,348)	SC	7,965
07/20/22	U.S. Dollars	357,609	Mexican Pesos	(7,060,414)	UBS	7,824
07/20/22	U.S. Dollars	90,811	Australian Dollars	(121,403)	CITI	6,999
07/20/22	U.S. Dollars	697,480	Czech Republic Koruna	(16,350,581)	UBS	6,984
07/20/22	U.S. Dollars	725,601	Canadian Dollars	(925,695)	SC	6,468
07/19/22	U.S. Dollars	687,929	Euro	(650,000)	GSC	5,882
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
10/20/22	Czech Republic Koruna	21,697,607	U.S. Dollars	(900,333)	SC	$ 5,862
07/20/22	U.S. Dollars	67,749	Swedish Kronor	(639,706)	UBS	5,172
07/20/22	Euro	1,505,547	U.S. Dollars	(1,576,691)	UBS	3,191
07/20/22	Euro	656,641	U.S. Dollars	(686,302)	GSC	2,760
10/20/22	Euro	642,020	U.S. Dollars	(676,201)	GSC	2,417
10/20/22	South African Rand	11,560,940	U.S. Dollars	(700,142)	SC	2,318
10/20/22	Polish Zloty	2,247,070	U.S. Dollars	(491,427)	SC	2,219
07/20/22	U.S. Dollars	1,076,049	Mexican Pesos	(21,680,000)	SC	1,982
07/20/22	Mexican Pesos	2,140,706	U.S. Dollars	(104,410)	CITI	1,644
07/20/22	Euro	200,000	U.S. Dollars	(208,255)	SC	1,620
07/19/22	Euro	768,449	Polish Zloty	(3,620,000)	CITI	825
07/20/22	U.S. Dollars	9,243	South African Rand	(137,759)	BNP	793
07/20/22	Canadian Dollars	124,305	U.S. Dollars	(96,114)	UBS	453
07/20/22	British Pounds	154,458	U.S. Dollars	(187,724)	UBS	366
09/21/22	U.S. Dollars	88,924	Euro	(84,000)	BOA	358
07/20/22	Chinese Yuan	530,650	U.S. Dollars	(78,998)	UBS	258
10/20/22	Euro	92,380	U.S. Dollars	(97,406)	UBS	240
10/20/22	Hungarian Forint	15,128,338	U.S. Dollars	(39,047)	SC	189
10/20/22	British Pounds	69,154	U.S. Dollars	(84,241)	UBS	152
Subtotal Appreciation						$22,095,960
07/20/22	South African Rand	1,403	U.S. Dollars	(94)	RBC	$ (8)
07/20/22	U.S. Dollars	536	Mexican Pesos	(10,990)	SS	(9)
07/20/22	U.S. Dollars	39,579	Hungarian Forint	(15,128,338)	SC	(275)
07/20/22	U.S. Dollars	83,836	Canadian Dollars	(108,334)	UBS	(324)
07/20/22	Polish Zloty	389,282	U.S. Dollars	(87,262)	UBS	(653)
07/20/22	Chilean Pesos	6,081,692	U.S. Dollars	(7,426)	SC	(830)
07/20/22	U.S. Dollars	687,365	Euro	(656,050)	SS	(1,077)
07/20/22	U.S. Dollars	240,944	Euro	(230,937)	UBS	(1,395)
10/20/22	U.S. Dollars	209,775	Euro	(200,000)	SC	(1,626)
07/20/22	Czech Republic Koruna	2,372,484	U.S. Dollars	(101,934)	GSC	(1,742)
07/20/22	U.S. Dollars	708,956	Swiss Francs	(677,694)	UBS	(1,837)
07/20/22	U.S. Dollars	716,180	Swiss Francs	(685,053)	BNP	(2,331)
07/20/22	U.S. Dollars	497,410	Polish Zloty	(2,247,070)	SC	(2,526)
07/20/22	U.S. Dollars	706,446	South African Rand	(11,560,940)	SC	(2,666)
07/20/22	British Pounds	585,872	U.S. Dollars	(716,214)	GSC	(2,776)
07/20/22	Canadian Dollars	1,545,069	U.S. Dollars	(1,203,109)	GSC	(2,810)
07/20/22	Hungarian Forint	15,128,338	U.S. Dollars	(43,109)	SC	(3,255)
07/19/22	Mexican Pesos	24,039,298	U.S. Dollars	(1,194,481)	CITI	(3,307)
10/20/22	U.S. Dollars	717,452	Norwegian Kroner	(7,083,712)	GSC	(3,651)
07/20/22	Czech Republic Koruna	2,300,136	U.S. Dollars	(100,923)	RBC	(3,787)
10/20/22	U.S. Dollars	1,018,544	Mexican Pesos	(21,013,186)	SC	(4,237)
07/20/22	Swiss Francs	1,314,125	U.S. Dollars	(1,383,231)	GSC	(4,923)
07/20/22	Brazilian Reals	1,542,801	U.S. Dollars	(298,328)	SS	(5,395)
07/20/22	Norwegian Kroner	7,303,941	U.S. Dollars	(747,729)	GSC	(5,904)
10/20/22	U.S. Dollars	970,368	Japanese Yen	(131,255,531)	SC	(5,906)
07/20/22	U.S. Dollars	910,352	Czech Republic Koruna	(21,697,607)	SC	(5,952)
07/20/22	Chinese Yuan	992,531	U.S. Dollars	(154,991)	SS	(6,749)
07/20/22	Hungarian Forint	36,669,187	U.S. Dollars	(104,521)	RBC	(7,920)
07/20/22	Euro	200,000	U.S. Dollars	(218,177)	RBC	(8,302)
07/20/22	U.S. Dollars	641,874	Mexican Pesos	(13,165,557)	SC	(10,372)
07/20/22	Czech Republic Koruna	6,851,384	U.S. Dollars	(300,515)	SS	(11,176)
07/20/22	New Zealand Dollars	564,701	U.S. Dollars	(364,055)	GSC	(11,428)
07/20/22	U.S. Dollars	1,143,385	Swiss Francs	(1,101,048)	GSC	(11,439)
07/20/22	Australian Dollars	426,638	U.S. Dollars	(306,227)	UBS	(11,695)
07/20/22	Canadian Dollars	830,759	U.S. Dollars	(659,638)	UBS	(14,256)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/22	Swedish Kronor	3,461,815	U.S. Dollars	(355,280)	SC	$ (16,637)
10/20/22	U.S. Dollars	2,079,654	Swedish Kronor	(21,358,051)	SC	(19,230)
10/20/22	U.S. Dollars	7,637,258	Chinese Yuan	(51,276,552)	SC	(20,036)
07/20/22	Polish Zloty	2,247,070	U.S. Dollars	(520,227)	SC	(20,291)
07/20/22	Czech Republic Koruna	13,304,589	U.S. Dollars	(583,234)	UBS	(21,373)
07/20/22	U.S. Dollars	2,528,141	Norwegian Kroner	(25,111,117)	SC	(22,271)
07/20/22	Swiss Francs	866,771	U.S. Dollars	(931,711)	CITI	(22,606)
07/20/22	Canadian Dollars	1,820,758	U.S. Dollars	(1,438,438)	BNP	(23,967)
07/20/22	Chinese Yuan	7,144,529	U.S. Dollars	(1,092,872)	SC	(25,781)
07/20/22	Czech Republic Koruna	16,304,593	U.S. Dollars	(715,804)	CITI	(27,251)
07/20/22	Euro	1,337,193	U.S. Dollars	(1,430,647)	GSC	(27,431)
07/20/22	U.S. Dollars	1,384,527	Mexican Pesos	(28,517,067)	UBS	(28,262)
10/20/22	U.S. Dollars	8,885,418	Australian Dollars	(12,908,038)	SC	(32,369)
07/20/22	Polish Zloty	3,706,189	U.S. Dollars	(856,982)	SS	(32,416)
07/20/22	Australian Dollars	1,009,029	U.S. Dollars	(729,295)	SC	(32,706)
07/20/22	Polish Zloty	3,706,086	U.S. Dollars	(857,703)	RBC	(33,159)
07/20/22	U.S. Dollars	8,696,942	Canadian Dollars	(11,239,728)	SC	(34,730)
07/20/22	British Pounds	842,930	U.S. Dollars	(1,061,879)	UBS	(35,411)
07/20/22	Czech Republic Koruna	21,697,607	U.S. Dollars	(951,808)	SC	(35,504)
07/19/22	U.S. Dollars	5,989,560	Mexican Pesos	(121,644,643)	CITI	(38,071)
07/20/22	Swiss Francs	1,501,271	U.S. Dollars	(1,612,999)	SS	(38,404)
07/20/22	South Korean Won	1,052,771,228	U.S. Dollars	(855,335)	UBS	(40,284)
10/20/22	U.S. Dollars	6,095,944	Swiss Francs	(5,806,405)	SC	(41,068)
07/20/22	Norwegian Kroner	13,152,769	U.S. Dollars	(1,377,083)	BNP	(41,222)
07/20/22	Norwegian Kroner	8,292,242	U.S. Dollars	(884,454)	UBS	(42,252)
10/20/22	U.S. Dollars	9,508,679	New Zealand Dollars	(15,316,420)	SC	(43,838)
07/20/22	Japanese Yen	88,464,194	U.S. Dollars	(697,354)	GSC	(44,544)
07/20/22	Turkish Lira	11,918,698	U.S. Dollars	(750,427)	SS	(45,021)
07/20/22	Norwegian Kroner	6,925,797	U.S. Dollars	(748,494)	SS	(45,075)
07/20/22	British Pounds	591,638	U.S. Dollars	(765,988)	RBC	(45,527)
07/20/22	British Pounds	542,347	U.S. Dollars	(706,679)	SS	(46,242)
07/20/22	Japanese Yen	92,203,418	U.S. Dollars	(727,268)	BNP	(46,865)
07/20/22	Polish Zloty	6,076,046	U.S. Dollars	(1,405,288)	BNP	(53,468)
07/20/22	Swedish Kronor	14,239,001	U.S. Dollars	(1,450,448)	BNP	(57,555)
07/20/22	Euro	3,003,715	U.S. Dollars	(3,209,761)	BNP	(57,741)
07/20/22	Swedish Kronor	7,175,466	U.S. Dollars	(766,068)	UBS	(64,147)
07/19/22	South African Rand	36,380,000	U.S. Dollars	(2,296,668)	CITI	(64,996)
07/20/22	South African Rand	11,560,940	U.S. Dollars	(775,258)	SC	(66,146)
07/20/22	Swedish Kronor	9,950,824	U.S. Dollars	(1,040,563)	GSC	(67,150)
07/19/22	Hungarian Forint	629,506,000	Euro	(1,648,914)	CITI	(71,558)
07/20/22	Brazilian Reals	4,983,880	U.S. Dollars	(1,022,179)	UBS	(75,886)
07/20/22	U.S. Dollars	15,383,372	British Pounds	(12,696,324)	SC	(77,426)
07/20/22	Hungarian Forint	373,386,382	U.S. Dollars	(1,063,367)	SS	(79,714)
07/20/22	Australian Dollars	2,289,832	U.S. Dollars	(1,664,148)	BNP	(83,349)
07/20/22	Japanese Yen	225,508,886	U.S. Dollars	(1,756,347)	UBS	(92,233)
07/20/22	Swedish Kronor	12,670,142	U.S. Dollars	(1,341,760)	SS	(102,337)
07/19/22	Australian Dollars	1,803,635	U.S. Dollars	(1,349,182)	CITI	(104,041)
07/19/22	Indian Rupees	301,423,535	U.S. Dollars	(3,923,988)	CITI	(114,511)
07/20/22	New Zealand Dollars	2,636,554	U.S. Dollars	(1,805,670)	BNP	(159,276)
07/20/22	New Zealand Dollars	3,299,046	U.S. Dollars	(2,220,484)	UBS	(160,397)
07/19/22	South Korean Won	3,422,044,000	U.S. Dollars	(2,811,360)	GSC	(162,715)
07/20/22	Swiss Francs	7,028,100	U.S. Dollars	(7,551,697)	BNP	(180,336)
07/20/22	Norwegian Kroner	14,916,230	U.S. Dollars	(1,703,686)	CITI	(188,718)
07/20/22	Canadian Dollars	12,165,423	U.S. Dollars	(9,650,017)	SC	(199,212)
07/19/22	Canadian Dollars	9,608,964	U.S. Dollars	(7,687,443)	CITI	(222,633)
07/20/22	Australian Dollars	4,662,865	U.S. Dollars	(3,487,870)	CITI	(268,833)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/20/22	Swedish Kronor	36,836,454	U.S. Dollars	(3,904,069)	CITI	$ (300,640)
07/20/22	Japanese Yen	434,747,567	U.S. Dollars	(3,513,282)	CITI	(305,118)
07/19/22	British Pounds	3,990,727	U.S. Dollars	(5,213,845)	GSC	(354,272)
07/19/22	Euro	7,931,877	U.S. Dollars	(8,681,043)	GSC	(358,102)
07/20/22	Norwegian Kroner	32,242,747	U.S. Dollars	(3,684,023)	SC	(409,287)
07/20/22	Japanese Yen	660,162,753	U.S. Dollars	(5,334,709)	RBC	(463,122)
07/20/22	New Zealand Dollars	8,642,419	U.S. Dollars	(5,917,865)	SS	(521,112)
07/20/22	Norwegian Kroner	43,623,989	U.S. Dollars	(4,980,971)	RBC	(550,299)
07/20/22	Japanese Yen	841,699,776	U.S. Dollars	(6,772,385)	SC	(561,169)
07/20/22	Australian Dollars	13,007,591	U.S. Dollars	(9,731,682)	SS	(751,814)
07/20/22	Euro	26,108,615	U.S. Dollars	(28,478,226)	SS	(1,080,522)
07/20/22	British Pounds	13,250,719	U.S. Dollars	(17,217,926)	SC	(1,082,021)
07/20/22	U.S. Dollars	147,374,448	Euro	(141,532,958)	SC	(1,146,564)
07/20/22	Euro	53,765,764	U.S. Dollars	(58,496,368)	UBS	(2,075,971)
07/19/22	Japanese Yen	3,982,298,000	U.S. Dollars	(32,224,454)	GSC	(2,839,407)
07/20/22	Euro	142,987,486	U.S. Dollars	(155,963,763)	SC	(5,916,407)
Subtotal Depreciation						$(22,722,588)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ (626,628)
Swap Agreements outstanding at June 30, 2022:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.EM.37 Index (Pay Quarterly)	(1.00)%	6/20/2027	USD	14,960,000	$1,501,182	$1,205,650	$295,532
					$1,501,182	$1,205,650	$295,532

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
US CPI Urban Consumers (Upon termination)	2.50% (Upon termination)	4/28/2026	USD	3,690,000	$(320,084)	$(263,537)	$ (56,547)
3-Month KWCDC (Quarterly)	2.36% (Quarterly)	2/11/2032	KRW	604,702,000	(37,300)	—	(37,300)
3-Month KWCDC (Quarterly)	2.37% (Quarterly)	2/18/2032	KRW	1,195,630,000	(73,490)	—	(73,490)
					$(430,874)	$(263,537)	$(167,337)

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.HY.38 Index (Receive Quarterly)	5.75%	5.00%	6/20/2027	USD	6,661,710	$(184,791)	$47,671	$(232,462)
						$(184,791)	$47,671	$(232,462)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 10,716,076	$ —	$ 10,716,076	$ —
Common Stocks	1,373,142	1,373,142	—	—
Corporate Bonds	107,904,400	—	107,904,400	—
Foreign Bonds:
Russia	1,437,055	—	—	1,437,055
Other ^^	218,618,347	—	218,618,347	—
Total Foreign Bonds	220,055,402	—	218,618,347	1,437,055
Foreign Common Stocks	13,312	13,312	—	—
Foreign Preferred Stock	73,234	73,234	—	—
Loan Agreements	10,309,261	—	10,309,261	—
Money Market Funds	41,354,995	41,354,995	—	—
Mortgage-Backed Securities	34,709,077	—	34,709,077	—
Preferred Stocks	680,025	680,025	—	—
U.S. Treasury Obligations	118,919,281	—	118,919,281	—
Total Assets - Investments in Securities	$546,108,205	$43,494,708	$501,176,442	$1,437,055
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 22,095,960	$ —	$ 22,095,960	$ —
Futures Contracts	549,857	549,857	—	—
Swap Agreements	295,532	—	295,532	—
Total Assets - Other Financial Instruments	$ 22,941,349	$ 549,857	$ 22,391,492	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (22,722,588)	$ —	$ (22,722,588)	$ —
Futures Contracts	(2,107,868)	(2,107,868)	—	—
Swap Agreements	(399,799)	—	(399,799)	—
Total Liabilities - Other Financial Instruments	$ (25,230,255)	$ (2,107,868)	$ (23,122,387)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 831,769,393	$1,024,277,054
Investments in repurchase agreements, at value	787,000,000	—
Investments in securities of affiliated issuers, at value	—	26,297,776
Total investments, at value(1), (2)	1,618,769,393	1,050,574,830
Cash collateral for derivatives	—	2,684,115
Deposits with broker for futures contracts	—	2,378,110
Foreign currency(3)	—	694,582
Upfront premiums paid from swap agreements	—	152,646
Receivables:
Dividends and reclaims	—	30,021
Interest	822,359	3,588,594
Securities lending	—	8,431
Investment securities sold	—	19,124,955
Fund shares sold	16,453,906	886,962
Variation margin on centrally cleared swaps	—	245,713
Variation margin on futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	1,011,840
Unrealized appreciation on swap agreements	—	17,304
Prepaid expenses and other assets	57,033	16,340
Total Assets	1,636,102,691	1,081,414,443
Liabilities
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	531
Upfront premiums received from swap agreements	—	977,064
Unrealized depreciation on foreign currency exchange contracts	—	456,507
Collateral held for securities on loan, at value	—	8,486,598
Collateral from counterparty	—	449,577
Payables:
Investment securities purchased	—	31,631,602
Fund shares redeemed	29,857,625	1,750,603
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	432,344
Distributions	734,111	—
Accrued expenses:
Investment advisory fees	150,904	251,083
Shareholder servicing fees	105,657	53,675
Trustee fees	6,222	2,435
Other expenses	111,340	160,503
Total Liabilities	30,965,859	44,652,522
Net Assets	$1,605,136,832	$1,036,761,921
Net Assets Consist of:
Paid-in-capital	$1,605,102,261	$1,088,272,217
Distributable earnings (loss)	34,571	(51,510,296)
Net Assets	$1,605,136,832	$1,036,761,921
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,113,967,074	$ 775,982,008
Institutional shares outstanding	1,113,911,015	60,320,750
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 12.86
Net assets applicable to the Investor Class	$ 491,169,758	$ 260,779,913
Investor shares outstanding	491,103,432	20,262,483
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 12.87

(1)Investments in securities of unaffiliated issuers, at cost	$ 831,769,393	$1,065,138,223
Investments in repurchase agreements, at cost	787,000,000	—
Investments in securities of affiliated issuers, at cost	—	26,297,776
Total investments, at cost	$1,618,769,393	$1,091,435,999
(2)Includes securities loaned of:	$ —	$ 127,775,464
(3)Foreign currency, at cost	$ —	$ 703,139
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 2,353

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$2,123,626,712	$522,957,094
79,800,000	—
83,594,674	23,151,111
2,287,021,386	546,108,205
32,145,535	8,958,990
3,708,836	1,753,125
4,630,931	6,464,933
10,359,085	1,253,321

211,721	75,976
11,053,623	4,773,432
12,206	7,296
214,032,650	2,772,667
978,190	414,349
470,237	—
834,916	17,811
3,385,549	22,095,960
—	—
28,293	35,407
2,568,873,158	594,731,472

7,517,289	—
1,591,890	—
5,267,408	263,537
2,529,717	22,722,588
25,291,196	18,066,310
24,628,858	11,357,568

504,379,044	17,232,522
1,616,171	194,929
—	16,977
—	—
—	—

540,877	206,741
66,128	20,423
3,314	1,394
252,925	135,801
573,684,817	70,218,790
$1,995,188,341	$524,512,682

$2,285,856,952	$622,704,745
(290,668,611)	(98,192,063)
$1,995,188,341	$524,512,682

$1,676,988,172	$426,565,111
127,897,477	50,842,799
$ 13.11	$ 8.39
$ 318,200,169	$ 97,947,571
24,259,150	11,724,642
$ 13.12	$ 8.35

$2,302,665,576	$610,384,330
79,800,000	—
83,594,674	23,151,111
$2,466,060,250	$633,535,441
$ 139,243,900	$ 38,702,242
$ 4,774,873	$ 6,641,977
$ 7,593,789	$ —
$ 1,723,432	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 1,460
Income distributions received from affiliated funds	—	62,158
Interest	3,609,857	8,265,411
Securities lending, net	—	62,988
Less foreign taxes withheld	—	—
Total Investment Income	3,609,857	8,392,017
Expenses
Investment advisory fees	883,454	1,539,686
Transfer agent fees:
Institutional shares	2,311	2,603
Investor shares	19,157	9,957
Custodian fees	9,437	65,033
Shareholder servicing fees:
Investor shares	613,030	315,352
Accounting and administration fees	90,196	73,626
Professional fees	56,857	73,601
Shareholder reporting fees:
Institutional shares	—	1,919
Investor shares	—	8,699
Trustees expenses	5,917	2,539
Line of credit facility fees	2,673	1,990
Other expenses	82,517	53,600
Total Expenses	1,765,549	2,148,605
Expenses waived/reimbursed(1)	(432,181)	—
Net Expenses	1,333,368	2,148,605
Net Investment Income	2,276,489	6,243,412
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	25,548	(14,745,686)
Investment securities sold short	—	—
Futures transactions	—	(1,009,190)
Swap agreements	—	(182,038)
Option contracts written	—	162,536
Option contracts purchased	—	(23,632)
Forward foreign currency contracts	—	4,256,740
Foreign currency	—	268,734
Net realized gain (loss)	25,548	(11,272,536)
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(39,337,159)
Investment securities sold short	—	—
Futures	—	1,691,012
Swap agreements	—	366,222
Option contracts written	—	(73,917)
Option contracts purchased	—	—
Forward foreign currency contracts	—	994,947
Foreign currency	—	19,288
Net change in unrealized appreciation (depreciation)	—	(36,339,607)
Net Realized and Unrealized Gain (Loss)	25,548	(47,612,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,302,037	$(41,368,731)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$ —	$ 65,688
133,702	47,614
25,979,975	9,288,433
76,675	43,275
(7,380)	(25,990)
26,182,972	9,419,020

3,418,264	1,341,632

2,712	2,456
21,741	14,609
235,393	94,439

451,536	133,502
150,647	39,116
74,123	72,583

1,071	701
5,007	1,968
3,399	1,480
4,676	1,124
50,939	77,410
4,419,508	1,781,020
—	—
4,419,508	1,781,020
21,763,464	7,638,000

(83,179,176)	(6,808,858)
1,049,593	—
(25,844,303)	(849,654)
4,328,569	682,504
970,763	—
(2,478,580)	8,772
21,128	(446,835)
(896,740)	(590,243)
(106,028,746)	(8,004,314)

(204,599,200)	(84,908,505)
156,686	—
(3,449,252)	(793,492)
801,117	(125,128)
(36,983)	—
93,723	(3,135)
2,652,098	92,595
(45,738)	(20,392)
(204,427,549)	(85,758,057)
(310,456,295)	(93,762,371)
$(288,692,831)	$(86,124,371)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21
	(Unaudited)
Operations:
Net investment income	$ 2,276,489	$ —
Net realized gain (loss) on investment securities, foreign currency and derivatives	25,548	20,629
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	2,302,037	20,629
Distributions to Shareholders:
Institutional shares	(1,810,002)	—
Investor shares	(466,645)	—
Total distributions	(2,276,647)	—
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	3,373,040,390	6,595,566,663
Investor shares	274,709,654	478,461,978
Reinvestment of dividends and distributions
Institutional shares	415,481	—
Investor shares	464,580	—
Total proceeds from shares sold and reinvested	3,648,630,105	7,074,028,641
Value of shares redeemed
Institutional shares	(3,413,725,853)	(6,609,506,460)
Investor shares	(233,654,593)	(503,905,897)
Total value of shares redeemed	(3,647,380,446)	(7,113,412,357)
Net increase (decrease) from capital share transactions(1)	1,249,659	(39,383,716)
Total increase (decrease) in net assets	1,275,049	(39,363,087)
Net Assets:
Beginning of Period	1,603,861,783	1,643,224,870
End of Period	$ 1,605,136,832	$ 1,603,861,783

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/22	12/31/21	06/30/22	12/31/21
(Unaudited)		(Unaudited)

$ 6,243,412	$ 8,464,314	$ 21,763,464	$ 36,899,251
(11,272,536)	3,774,011	(106,028,746)	(6,391,555)
(36,339,607)	(16,776,218)	(204,427,549)	(76,612,645)
(41,368,731)	(4,537,893)	(288,692,831)	(46,104,949)

(3,541,894)	(8,959,518)	(11,070,832)	(38,009,278)
(895,659)	(1,796,689)	(1,666,119)	(7,677,777)
(4,437,553)	(10,756,207)	(12,736,951)	(45,687,055)

131,747,586	167,502,457	220,689,729	459,996,914
67,519,211	56,105,985	25,795,891	136,555,002

3,531,850	8,907,777	10,993,544	37,771,638
895,517	1,796,053	1,591,407	7,443,560
203,694,164	234,312,272	259,070,571	641,767,114

(159,648,292)	(151,204,553)	(254,929,898)	(168,105,314)
(34,376,941)	(57,675,217)	(116,489,860)	(88,866,964)
(194,025,233)	(208,879,770)	(371,419,758)	(256,972,278)
9,668,931	25,432,502	(112,349,187)	384,794,836
(36,137,353)	10,138,402	(413,778,969)	293,002,832

1,072,899,274	1,062,760,872	2,408,967,310	2,115,964,478
$1,036,761,921	$1,072,899,274	$1,995,188,341	$2,408,967,310
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund
	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21
	(Unaudited)
Operations:
Net investment income	$ 7,638,000	$ 16,100,843
Net realized gain (loss) on investment securities, foreign currency and derivatives	(8,004,314)	2,825,939
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(85,758,057)	(33,132,687)
Net decrease in net assets resulting from operations	(86,124,371)	(14,205,905)
Distributions to Shareholders:
Institutional shares	(1,145,398)	(18,325,938)
Investor shares	(121,627)	(4,199,565)
Total distributions	(1,267,025)	(22,525,503)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	50,301,026	81,970,787
Investor shares	10,888,689	32,131,805
Reinvestment of dividends and distributions
Institutional shares	1,144,415	18,310,684
Investor shares	120,037	4,112,049
Total proceeds from shares sold and reinvested	62,454,167	136,525,325
Value of shares redeemed
Institutional shares	(56,138,741)	(29,454,921)
Investor shares	(17,405,120)	(26,144,322)
Total value of shares redeemed	(73,543,861)	(55,599,243)
Net increase (decrease) from capital share transactions(1)	(11,089,694)	80,926,082
Total increase (decrease) in net assets	(98,481,090)	44,194,674
Net Assets:
Beginning of Period	622,993,772	578,799,098
End of Period	$524,512,682	$622,993,772

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2022(1)	$ 1.00	$ —†	$ —†	$ —†	$ —†	$ —†	$ —†	$ 1.00	0.16%	$1,113,967	0.12%	0.14%	0.32%	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	1,154,219	0.07	0.14	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
Investor Class
2022(1)	$ 1.00	$ —†	$ —†	$ —†	$ —†	$ —	$ —†	$ 1.00	0.09%	$ 491,170	0.27%	0.40%	0.19%	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	449,643	0.08	0.41	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A

Low-Duration Bond Fund
Institutional Class
2022(1)	$13.42	$0.08	$(0.58)	$(0.50)	$(0.06)	$ —	$(0.06)	$12.86	(3.74)%	$ 775,982	0.34%	0.34%	1.24%	168%
2021	13.62	0.12	(0.17)	(0.05)	(0.14)	(0.01)	(0.15)	13.42	(0.40)	835,297	0.34	0.34	0.85	304
2020	13.40	0.19	0.26	0.45	(0.23)	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
Investor Class
2022(1)	$13.43	$0.06	$(0.58)	$(0.52)	$(0.04)	$ —	$(0.04)	$12.87	(3.84)%	$ 260,780	0.61%	0.61%	0.98%	168%
2021	13.62	0.08	(0.17)	(0.09)	(0.09)	(0.01)	(0.10)	13.43	(0.65)	237,602	0.61	0.61	0.58	304
2020	13.40	0.16	0.26	0.42	(0.20)	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102

Medium-Duration Bond Fund
Institutional Class
2022(1)	$15.04	$0.14	$(1.98)	$(1.84)	$(0.09)	$ —	$(0.09)	$13.11	(12.28)%	$1,676,988	0.37%	0.37%	2.08%	183%
2021	15.65	0.24	(0.56)	(0.32)	(0.27)	(0.02)	(0.29)	15.04	(2.01)	1,950,666	0.36	0.36	1.60	347
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
Investor Class
2022(1)	$15.05	$0.12	$(1.98)	$(1.86)	$(0.07)	$ —	$(0.07)	$13.12	(12.45)%	$ 318,200	0.64%	0.64%	1.79%	183%
2021	15.66	0.20	(0.56)	(0.36)	(0.23)	(0.02)	(0.25)	15.05	(2.27)	458,302	0.62	0.62	1.33	347
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387

Global Bond Fund
Institutional Class
2022(1)	$ 9.77	$0.12	$(1.47)	$(1.35)	$(0.02)	$(0.01)	$(0.03)	$ 8.39	(13.90)%	$ 426,565	0.57%	0.57%	2.74%	32%
2021	10.38	0.27	(0.51)	(0.24)	(0.21)	(0.16)	(0.37)	9.77	(2.31)	502,292	0.56	0.56	2.69	57
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
Investor Class
2022(1)	$ 9.73	$0.11	$(1.47)	$(1.36)	$(0.01)	$(0.01)	$(0.02)	$ 8.35	(14.08)%	$ 97,948	0.87%	0.87%	2.45%	32%
2021	10.34	0.24	(0.50)	(0.26)	(0.19)	(0.16)	(0.35)	9.73	(2.53)	120,702	0.85	0.85	2.40	57
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 12.0%
Communication Services — 0.6%
Comcast Corporation Class A	24,300	$ 953,532
Verizon Communications, Inc.	140,200	7,115,150
		8,068,682
Consumer Staples — 1.9%
Colgate-Palmolive Co.	29,600	2,372,144
Hershey Co. (The)	12,900	2,775,564
Kimberly-Clark Corporation	14,100	1,905,615
Mondelez International, Inc. Class A	52,300	3,247,307
PepsiCo, Inc.	36,700	6,116,422
Procter & Gamble Co. (The)	10,000	1,437,900
Walmart, Inc.	44,205	5,374,444
		23,229,396
Energy — 1.0%
Baker Hughes Co.	49,400	1,426,178
Chevron Corporation	25,300	3,662,934
Exxon Mobil Corporation	89,200	7,639,088
		12,728,200
Financials — 2.6%
Aflac, Inc.	25,674	1,420,543
Allstate Corporation (The)	11,500	1,457,395
Ameriprise Financial, Inc.	8,102	1,925,683
Bank of New York Mellon Corporation (The)	84,400	3,520,324
BlackRock, Inc.	2,246	1,367,904
Capitol Federal Financial, Inc.Δ	257,900	2,367,522
Commerce Bancshares, Inc.Δ	26,142	1,716,222
JPMorgan Chase & Co.	37,156	4,184,137
Marsh & McLennan Cos., Inc.	30,661	4,760,120
MetLife, Inc.	17,400	1,092,546
Northern Trust Corporation	31,400	3,029,472
PNC Financial Services Group, Inc. (The)	8,700	1,372,599
T. Rowe Price Group, Inc.Δ	24,000	2,726,640
U.S. Bancorp	47,500	2,185,950
		33,127,057
Health Care — 0.4%
Amgen, Inc.	10,900	2,651,970
Cardinal Health, Inc.	6,200	324,074
Gilead Sciences, Inc.	11,800	729,358
Quest Diagnostics, Inc.	2,530	336,440
UnitedHealth Group, Inc.	2,700	1,386,801
		5,428,643
Industrials — 1.8%
Emerson Electric Co.	61,010	4,852,735
Hubbell, Inc.	27,189	4,855,412
Norfolk Southern Corporation	16,414	3,730,738
Raytheon Technologies Corporation	68,278	6,562,199
Republic Services, Inc.	18,733	2,451,588
United Parcel Service, Inc. Class B	3,800	693,652
		23,146,324
Information Technology — 1.8%
Automatic Data Processing, Inc.	27,633	5,804,035
	Shares	Value
Cisco Systems, Inc.	108,978	$ 4,646,822
Corning, Inc.	117,700	3,708,727
Microsoft Corporation	22,500	5,778,675
Texas Instruments, Inc.	16,600	2,550,590
		22,488,849
Materials — 0.2%
Packaging Corporation of America	16,300	2,241,250
Real Estate — 0.1%
American Tower Corporation REIT	4,258	1,088,302
Welltower, Inc. REIT	5,000	411,750
		1,500,052
Utilities — 1.6%
Atmos Energy Corporation	37,085	4,157,228
Duke Energy Corporation	19,384	2,078,159
Eversource Energy	22,143	1,870,419
ONE Gas, Inc.	72,516	5,887,574
Spire, Inc.Δ	80,240	5,967,449
		19,960,829
Total Common Stocks (Cost $140,550,913)		151,919,282
FOREIGN COMMON STOCKS — 4.2%
France — 0.2%
TotalEnergies SEΔ	51,323	2,701,487
Germany — 0.2%
Deutsche Telekom AG	65,800	1,308,713
Siemens AG	7,800	801,813
		2,110,526
Ireland — 1.4%
Linde PLC	20,800	5,980,624
Medtronic PLC	134,891	12,106,467
		18,087,091
Japan — 0.1%
Bridgestone Corporation	30,300	1,104,720
Jersey — 0.1%
Amcor PLC	56,400	701,052
Netherlands — 0.4%
Akzo Nobel NV	39,000	2,550,518
Koninklijke Ahold Delhaize NV	107,153	2,789,088
		5,339,606
Switzerland — 1.4%
Chubb, Ltd.	12,617	2,480,250
Nestle SA	31,300	3,658,117
Novartis AG	38,300	3,247,098
Roche Holding AG	20,800	6,953,437
TE Connectivity, Ltd.	8,500	961,775
		17,300,677
United Kingdom — 0.4%
Unilever PLC	115,700	5,255,139
Total Foreign Common Stocks (Cost $56,141,949)		52,600,298

See Notes to Financial Statements.

	Shares	Value
PREFERRED STOCKS — 0.6%
Bank of America Corporation
7.25% CONV	900	$1,084,050
Becton Dickinson and Co.
6.00% CONV	126,828	6,272,913
Total Preferred Stocks (Cost $7,939,233)		7,356,963
FOREIGN PREFERRED STOCK — 0.1%
Germany — 0.1%
Henkel AG & Co. KGaA
3.15%◊ (Cost $1,580,022)	19,100	1,181,920
MUTUAL FUNDS — 0.3%
iShares Russell 1000 Value ETF (Cost $4,359,790)	28,900	4,189,633

	Par
CORPORATE BONDS — 21.0%
Airbnb, Inc.
0.00%, 03/15/26 CONV»	$2,592,000	2,166,912
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	1,231,000	1,353,485
0.38%, 09/01/27 CONV	2,825,000	2,820,762
Alarm.com Holdings, Inc.
0.00%, 01/15/26 CONV»	1,616,000	1,327,544
Allscripts Healthcare Solutions, Inc.
0.88%, 01/01/27 CONV	1,366,000	1,730,722
Altair Engineering, Inc.
1.75%, 06/15/27 144A CONV	865,000	840,780
Alteryx, Inc.
1.00%, 08/01/26 CONV	1,259,000	1,009,089
Avalara, Inc.
0.25%, 08/01/26 144A CONV	1,920,000	1,498,560
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28^	2,376,000	2,089,173
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25Δ^	976,000	955,992
Bentley Systems, Inc.
0.13%, 01/15/26 CONV	951,000	824,042
0.38%, 07/01/27 144A CONV	579,000	451,620
Beyond Meat, Inc.
0.00%, 03/15/27 CONV»	2,111,000	818,013
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	4,310,000	4,277,675
	Par	Value
Blackline, Inc.
0.13%, 08/01/24 CONV	$2,158,000	$2,375,095
0.00%, 03/15/26 CONV»	1,735,000	1,382,795
Blackstone Mortgage Trust, Inc.
5.50%, 03/15/27 CONV	2,831,000	2,587,534
Block, Inc.
0.13%, 03/01/25 CONV	1,814,000	1,709,695
0.25%, 11/01/27 CONV	1,748,000	1,290,183
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,524,159
Booking Holdings, Inc.
0.75%, 05/01/25 CONVΔ	1,562,000	1,880,336
Box, Inc.
0.00%, 01/15/26 CONV»	2,457,000	2,802,208
Burlington Stores, Inc.
2.25%, 04/15/25 CONVΔ	890,000	881,656
Cable One, Inc.
0.00%, 03/15/26 CONV»	1,559,000	1,292,411
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	960,000	761,760
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25^	2,081,000	2,065,392
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 4.00%, 06/01/26^	3,662,000	3,108,708
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	1,583,000	1,214,953
Chegg, Inc.
0.13%, 03/15/25 CONV	1,212,000	1,030,806
0.00%, 09/01/26 CONV»	1,716,000	1,284,426
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23^	2,065,000	2,028,449
Coherus Biosciences, Inc.
1.50%, 04/15/26 CONV	1,260,000	824,670
CONMED Corporation
2.63%, 02/01/24 CONV	632,000	766,616
2.25%, 06/15/27 144A CONV	1,397,000	1,310,386
Coupa Software, Inc.
0.13%, 06/15/25 CONVΔ	1,049,000	871,195
0.38%, 06/15/26 CONV	1,601,000	1,208,755
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 CONVΔ	2,417,000	1,972,272
Datadog, Inc.
0.13%, 06/15/25 CONV	1,485,000	1,885,207
Dexcom, Inc.
0.25%, 11/15/25 CONVΔ	2,444,000	2,248,480
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 144A CONV»	3,708,000	2,788,045
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
DISH Network Corporation
3.38%, 08/15/26 CONV	$5,486,000	$3,719,508
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24^	1,470,000	1,313,649
Dropbox, Inc.
0.00%, 03/01/26 CONV»	1,433,000	1,297,582
0.00%, 03/01/28 CONV»	1,707,000	1,501,093
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24^	2,407,000	2,196,387
Enphase Energy, Inc.
0.00%, 03/01/26 CONV»	1,862,000	1,854,552
0.00%, 03/01/28 CONV»	1,809,000	1,804,477
Envestnet, Inc.
1.75%, 06/01/23 CONV	563,000	564,759
0.75%, 08/15/25 CONV	3,872,000	3,322,176
Etsy, Inc.
0.13%, 09/01/27 CONVΔ	2,267,000	1,764,859
0.25%, 06/15/28 CONV	1,892,000	1,395,350
Euronet Worldwide, Inc.
0.75%, 03/15/49 CONVΔ	1,949,000	1,990,416
Exact Sciences Corporation
0.38%, 03/15/27 CONV	3,081,000	2,260,684
Expedia Group, Inc.
0.00%, 02/15/26 CONVΔ»	2,271,000	2,060,932
Five9, Inc.
0.50%, 06/01/25 CONV	2,976,000	2,910,528
Ford Motor Co.
0.00%, 03/15/26 CONVΔ»	2,449,000	2,245,733
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,142,000	2,062,680
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	2,776,000	2,595,560
Guardant Health, Inc.
0.00%, 11/15/27 CONV»	1,569,000	976,703
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	1,736,000	1,540,141
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	89,000	79,166
Illumina, Inc.
0.00%, 08/15/23 CONVΔ»	2,349,000	2,244,469
Insight Enterprises, Inc.
0.75%, 02/15/25 CONV	2,137,000	2,853,963
Insulet Corporation
0.38%, 09/01/26 CONV	1,611,000	1,844,595
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONV	3,131,000	2,946,897
	Par	Value
InterDigital, Inc.
3.50%, 06/01/27 144A CONV	$1,191,000	$1,211,247
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	1,832,000	1,932,760
1.50%, 06/15/26 CONV	746,000	813,140
Itron, Inc.
0.00%, 03/15/26 CONV»	1,969,000	1,570,278
Jamf Holding Corporation
0.13%, 09/01/26 144A CONV	1,855,000	1,577,678
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	282,000	280,061
2.00%, 06/15/26 CONV	1,648,000	1,940,520
JetBlue Airways Corporation
0.50%, 04/01/26 CONVΔ	3,375,000	2,499,187
John Bean Technologies Corporation
0.25%, 05/15/26 CONV	1,432,000	1,326,032
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 4.71%, 10/30/22†	2,686,000	2,550,359
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24^	5,200,000	4,592,250
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25^	1,083,000	917,324
KBR, Inc.
2.50%, 11/01/23 CONV	618,000	1,194,594
LCI Industries
1.13%, 05/15/26 CONV	1,203,000	1,096,535
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	363,000	627,400
Liberty Media Corporation
1.38%, 10/15/23 CONV	636,000	747,618
2.13%, 03/31/48 144A CONV	3,665,000	3,540,390
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A CONV	1,896,000	1,205,856
Live Nation Entertainment, Inc.
2.00%, 02/15/25 CONVΔ	2,623,000	2,741,035
Livongo Health, Inc.
0.88%, 06/01/25 CONV	1,473,000	1,246,158
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	605,000	622,787
0.50%, 06/15/28 144A CONV	2,883,000	2,485,146
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONVΔ	1,666,000	1,457,750

See Notes to Financial Statements.

	Par	Value
Marriott Vacations Worldwide Corporation
0.00%, 01/15/26 CONV»	$2,707,000	$2,470,137
Match Group Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	675,000	733,388
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	5,588,000	5,588,000
NCL Corporation, Ltd.
1.13%, 02/15/27 144A CONV	3,345,000	2,182,612
NextEra Energy Partners LP
0.00%, 11/15/25 144A CONVΔ»	1,921,000	1,994,958
NuVasive, Inc.
0.38%, 03/15/25 CONV	3,478,000	3,101,941
Okta, Inc.
0.38%, 06/15/26 CONV	3,904,000	3,267,648
ON Semiconductor Corporation
0.00%, 05/01/27 CONV»	1,812,000	2,094,672
Ormat Technologies, Inc.
2.50%, 07/15/27 144A CONVΔ	2,896,000	3,090,032
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	558,000	1,038,666
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,512,355
Parsons Corporation
0.25%, 08/15/25 CONV	2,094,000	2,210,217
Patrick Industries, Inc.
1.75%, 12/01/28 144A CONV	1,559,000	1,254,995
Pegasystems, Inc.
0.75%, 03/01/25 CONV	3,743,000	3,037,444
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV»	2,265,000	1,438,151
Perficient, Inc.
0.13%, 11/15/26 144A CONV	1,667,000	1,357,848
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23^	1,006,000	887,795
Pure Storage, Inc.
0.13%, 04/15/23 CONV	2,984,000	3,351,032
Q2 Holdings, Inc.
0.13%, 11/15/25 CONV	447,000	359,165
0.75%, 06/01/26 CONV	3,832,000	3,197,804
Rapid7, Inc.
2.25%, 05/01/25 CONV	347,000	443,640
0.25%, 03/15/27 CONV	2,881,000	2,610,186
Realogy Group LLC
0.25%, 06/15/26 CONV	1,597,000	1,169,803
Redfin Corporation
0.00%, 10/15/25 CONVΔ»	1,761,000	1,048,627
0.50%, 04/01/27 CONV	1,747,000	832,446
Repligen Corporation
0.38%, 07/15/24 CONV	473,000	721,089
	Par	Value
RingCentral, Inc.
0.00%, 03/15/26 CONV»	$1,298,000	$ 981,288
Royal Caribbean Cruises, Ltd.
4.25%, 06/15/23 CONV	1,028,000	986,880
2.88%, 11/15/23 CONV	1,973,000	1,794,208
Shake Shack, Inc.
0.00%, 03/01/28 CONV»	2,174,000	1,490,277
Shift4 Payments, Inc.
0.50%, 08/01/27 144A CONVΔ	1,129,000	793,123
Silicon Laboratories, Inc.
0.63%, 06/15/25 CONVΔ	1,233,000	1,599,818
Snap, Inc.
0.00%, 05/01/27 CONV»	896,000	624,960
0.13%, 03/01/28 144A CONVΔ	2,379,000	1,666,490
SoFi Technologies, Inc.
0.00%, 10/15/26 144A CONV»	1,781,000	1,171,898
SolarEdge Technologies, Inc.
0.00%, 09/15/25 CONVΔ»	1,622,000	1,957,754
Southwest Airlines Co.
1.25%, 05/01/25 CONV	1,826,000	2,156,962
Spirit Airlines, Inc.
1.00%, 05/15/26 CONV	2,665,000	2,415,822
Splunk, Inc.
1.13%, 09/15/25 CONVΔ	2,974,000	2,795,560
1.13%, 06/15/27 CONV	2,321,000	1,926,430
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONVΔ»	955,000	758,270
Stride, Inc.
1.13%, 09/01/27 CONV	2,322,000	2,304,585
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	1,209,000	1,125,579
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	1,790,000	1,320,125
TripAdvisor, Inc.
0.25%, 04/01/26 CONV	1,498,000	1,149,715
Truist Financial Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.61%), 4.95%, 09/01/25^	1,007,000	982,769
Twitter, Inc.
0.25%, 06/15/24 CONV	344,000	338,352
0.00%, 03/15/26 CONV»	830,000	738,752
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27^	2,949,000	2,513,285
Uber Technologies, Inc.
0.00%, 12/15/25 CONV»	2,112,000	1,695,340
Unity Software, Inc.
0.00%, 11/15/26 CONV»	1,226,000	905,708
Upstart Holdings, Inc.
0.25%, 08/15/26 144A CONV	2,305,000	1,300,020
Vail Resorts, Inc.
0.00%, 01/01/26 CONVΔ»	3,486,000	3,050,250
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Varonis Systems, Inc.
1.25%, 08/15/25 CONV	$1,204,000	$ 1,421,924
Verint Systems, Inc.
0.25%, 04/15/26 CONV	3,232,000	2,965,360
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	335,000	421,430
Wayfair, Inc.
0.63%, 10/01/25 CONVΔ	1,536,000	1,022,208
1.00%, 08/15/26 CONV	672,000	433,440
Wells Fargo & Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26^	907,000	781,721
Western Digital Corporation
1.50%, 02/01/24 CONV	199,000	190,045
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	2,144,000	2,205,640
Workiva, Inc.
1.13%, 08/15/26 CONV	1,207,000	1,309,595
Zendesk, Inc.
0.63%, 06/15/25 CONV	3,022,000	2,941,917
Ziff Davis, Inc.
1.75%, 11/01/26 144A CONV	1,153,000	1,116,681
Zillow Group, Inc.
2.75%, 05/15/25 CONV	2,602,000	2,464,094
1.38%, 09/01/26 CONV	790,000	797,110
Zscaler, Inc.
0.13%, 07/01/25 CONVΔ	1,727,000	2,099,168
Total Corporate Bonds (Cost $296,161,831)		264,492,729
FOREIGN BONDS — 1.8%
Canada — 0.4%
IMAX Corporation
0.50%, 04/01/26 CONV	3,538,000	3,155,896
Shopify, Inc.
0.13%, 11/01/25 CONV	1,535,000	1,285,563
		4,441,459
France — 0.2%
TotalEnergies SE
0.50%, 12/02/22 CONVΔ	3,000,000	3,075,990
Israel — 0.6%
CyberArk Software, Ltd.
0.00%, 11/15/24 CONVΔ»	3,573,000	3,789,524
Fiverr International, Ltd.
0.00%, 11/01/25 CONVΔ»	1,673,000	1,268,134
Nice, Ltd.
0.00%, 09/15/25 CONVΔ»	2,509,000	2,477,637
		7,535,295
	Par	Value
Jersey — 0.2%
Novocure, Ltd.
0.00%, 11/01/25 CONV»	$2,142,000	$ 1,853,901
Netherlands — 0.4%
QIAGEN NV
0.00%, 12/17/27 CONV»	2,600,000	2,262,902
STMicroelectronics NV
0.00%, 08/04/25 CONVΔ»	3,200,000	3,240,736
		5,503,638
Total Foreign Bonds (Cost $24,475,861)		22,410,283

	Shares
EQUITY-LINKED SECURITIES — 0.9%
3M Co, Issued by Royal Bank of Canada, Maturity Date 11/02/2022 144A CONV	3,600	512,676
Advance Auto Parts, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 08/18/22 144AΨ†††	5,000	955,050
Berkshire Hathaway, Inc. Class B, Issued by Credit Suisse AG, Maturity Date 11/28/2022 144A	500	143,705
Berkshire Hathaway, Inc. Class B, Issued by Goldman Sachs International, Maturity Date 11/14/2022 144AΨ†††	1,900	571,207
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets, Inc., Maturity Date 12/28/2022 144A	8,700	2,360,571
Berkshire Hathaway, Inc., Issued by JPMorgan Chase Bank, Maturity Date 07/19/22Ψ†††	2,700	830,579
Berkshire Hathaway, Inc., Issued by UBS AG, Maturity Date 07/09/22 144AΨ†††	3,500	1,065,365
Deere & Co., Issued by Citigroup Global Markets, Inc., Maturity Date 12/29/2022 144A	1,100	327,712
Freeport-McMoRan, Inc., Issued by Credit Suisse AG, Maturity Date 07/29/22	18,600	616,404
Gilead Sciences, Inc., Issued by UBS A.G., Maturity Date 10/24/2022 144AΨ†††	16,500	1,034,962
Newmont Corporation, Isued by Royal Bank of Canada, Maturity Date11/02/2022 144A CONV	7,100	476,907
Rockwell Automation, Inc., Issued by Royal Bank of Canada, Maturity Date 11/09/2022 144A CONV	1,800	378,828
Stanley Black & Decker, Inc., Issued by Goldman Sachs International, Maturity Date 09/30/22Ψ†††	5,500	585,530

See Notes to Financial Statements.

	Shares	Value
Stanley Black & Decker, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 11/02/22 144AΨ†††	3,700	$ 418,581
Texas Instruments, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 11/09/22 144AΨ†††	3,100	516,088
Total Equity-Linked Securities (Cost $11,495,757)		10,794,165
MONEY MARKET FUNDS — 12.4%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	43,208,907	43,208,907
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	42,992,549	42,992,549
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	70,687,890	70,687,890
Total Money Market Funds (Cost $156,889,346)		156,889,346

	Par
U.S. TREASURY OBLIGATIONS — 48.4%
U.S. Treasury Bills
1.61%, 09/15/22Ω‡‡	$ 1,900,000	1,893,682
1.30%, 11/03/22Ω‡‡	180,000,000	178,764,687
U.S. Treasury Notes
1.50%, 09/15/22Δ	50,000,000	49,983,196
1.63%, 12/15/22Δ	41,900,000	41,752,001
0.50%, 03/15/23	41,900,000	41,250,023
0.25%, 06/15/23‡‡	50,000,000	48,730,810
0.13%, 09/15/23‡‡	50,000,000	48,341,797
0.13%, 12/15/23	30,900,000	29,655,551
0.25%, 03/15/24	12,800,000	12,223,500
1.13%, 02/28/27	86,000,000	78,807,578
0.75%, 01/31/28Δ	89,000,000	78,403,438
Total U.S. Treasury Obligations (Cost $629,588,245)		609,806,263

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 2.8%
Call Options — 2.8%
S&P 500®, Strike Price $465.00, Expires 11/30/26 (MSCS)	370	$140,059,060	16,036,118
S&P 500®, Strike Price $465.00, Expires 11/30/27 (MSCS)	390	147,629,820	19,921,043
Total Purchased Options (Premiums paid $67,425,202)			35,957,161
TOTAL INVESTMENTS — 104.5% (Cost $1,396,608,149)			1,317,598,043

	Number ofContracts	NotionalAmount	Value
WRITTEN OPTIONS — (0.5)%
Put Options — (0.5)%
BlackRock, Inc., Strike Price $530.00, Expires 07/15/22 (MSCS)	(8)	$ (487,232)	$ (2,340)
Chevron Corp., Strike Price $125.00, Expires 07/15/22 (MSCS)	(26)	(376,428)	(1,352)
CVS Health Corp., Strike Price $85.00, Expires 07/15/22 (MSCS)	(62)	(574,492)	(1,426)
FedEx Corp., Strike Price $200.00, Expires 07/15/22 (MSCS)	(28)	(634,788)	(2,520)
Linde PLC, Strike Price $250.00, Expires 07/15/22 (MSCS)	(2)	(57,506)	(180)
S&P 500®, Strike Price $3,670.00, Expires 07/08/22 (MSCS)	(17)	(6,435,146)	(34,663)
S&P 500®, Strike Price $3,675.00, Expires 07/15/22 (MSCS)	(94)	(35,582,572)	(377,598)
S&P 500®, Strike Price $3,685.00, Expires 07/08/22 (MSCS)	(9)	(3,406,842)	(21,645)
S&P 500®, Strike Price $3,685.00, Expires 07/15/22 (MSCS)	(88)	(33,311,344)	(386,760)
S&P 500®, Strike Price $3,685.00, Expires 07/22/22 (MSCS)	(7)	(2,649,766)	(42,805)
S&P 500®, Strike Price $3,755.00, Expires 07/01/22 (MSCS)	(49)	(18,548,362)	(67,375)
S&P 500®, Strike Price $3,755.00, Expires 07/08/22 (MSCS)	(42)	(15,898,596)	(193,200)
S&P 500®, Strike Price $3,760.00, Expires 07/01/22 (MSCS)	(1)	(378,538)	(1,548)
S&P 500®, Strike Price $3,760.00, Expires 07/08/22 (MSCS)	(1)	(378,538)	(4,805)
S&P 500®, Strike Price $3,760.00, Expires 07/15/22 (MSCS)	(6)	(2,271,228)	(43,200)
S&P 500®, Strike Price $3,760.00, Expires 07/22/22 (MSCS)	(4)	(1,514,152)	(35,220)
S&P 500®, Strike Price $3,765.00, Expires 07/01/22 (MSCS)	(3)	(1,135,614)	(5,250)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number ofContracts	NotionalAmount	Value
S&P 500®, Strike Price $3,765.00, Expires 07/08/22 (MSCS)	(4)	$ (1,514,152)	$ (19,880)
S&P 500®, Strike Price $3,770.00, Expires 07/01/22 (MSCS)	(27)	(10,220,526)	(52,920)
S&P 500®, Strike Price $3,770.00, Expires 07/08/22 (MSCS)	(17)	(6,435,146)	(88,910)
S&P 500®, Strike Price $3,770.00, Expires 07/15/22 (MSCS)	(5)	(1,892,690)	(37,200)
S&P 500®, Strike Price $3,770.00, Expires 07/22/22 (MSCS)	(9)	(3,406,842)	(83,025)
S&P 500®, Strike Price $3,775.00, Expires 07/22/22 (MSCS)	(7)	(2,649,766)	(66,115)
S&P 500®, Strike Price $3,790.00, Expires 07/01/22 (MSCS)	(86)	(32,554,268)	(256,280)
S&P 500®, Strike Price $3,790.00, Expires 07/15/22 (MSCS)	(5)	(1,892,690)	(39,580)
S&P 500®, Strike Price $3,805.00, Expires 07/29/22 (MSCS)	(1)	(378,538)	(12,400)
S&P 500®, Strike Price $3,810.00, Expires 07/29/22 (MSCS)	(2)	(757,076)	(25,380)
S&P 500®, Strike Price $3,845.00, Expires 07/08/22 (MSCS)	(1)	(378,538)	(9,350)
S&P 500®, Strike Price $3,845.00, Expires 07/29/22 (MSCS)	(1)	(378,538)	(14,430)
S&P 500®, Strike Price $3,870.00, Expires 07/01/22 (MSCS)	(9)	(3,406,842)	(81,720)
S&P 500®, Strike Price $3,890.00, Expires 07/22/22 (MSCS)	(160)	(60,566,080)	(2,490,400)
S&P 500®, Strike Price $3,890.00, Expires 07/29/22 (MSCS)	(7)	(2,649,766)	(112,588)
S&P 500®, Strike Price $3,900.00, Expires 07/29/22 (MSCS)	(9)	(3,406,842)	(157,311)
S&P 500®, Strike Price $3,910.00, Expires 07/08/22 (MSCS)	(96)	(36,339,648)	(1,283,424)
	Number ofContracts	NotionalAmount	Value
T Rowe Price Group, Inc., Strike Price $100.00, Expires 07/15/22 (MSCS)	(2)	$(22,722)	$ (98)
Truist Financial Corp., Strike Price $42.50, Expires 07/15/22 (MSCS)	(16)	(75,888)	(320)
Total Written Options (Premiums received $(8,494,306))			(6,053,218)
Liabilities in Excess of Other Assets — (4.0)%			(50,424,548)
NET ASSETS — 100.0%			$1,261,120,277
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	48.4
Corporate Bonds	21.0
Money Market Funds	12.4
Financials	2.9
Consumer Staples	2.9
Purchased Options	2.8
Health Care	2.6
Industrials	1.9
Information Technology	1.9
Foreign Bonds	1.8
Utilities	1.6
Energy	1.2
Materials	1.0
Equity-Linked Securities	0.9
Communication Services	0.7
Mutual Funds	0.3
Real Estate	0.1
Consumer Discretionary	0.1
Written Options	(0.5)
104.0

Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2022	99	$18,758,025	$(549,450)
2-Year U.S. Treasury Note	10/2022	302	63,424,719	(179,312)
5-Year U.S. Treasury Note	10/2022	155	17,398,750	(54,492)
Total Futures Contracts outstanding at June 30, 2022			$99,581,494	$(783,254)

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/22	U.S. Dollars	14,168,085	Euro	13,399,237	JPM	$ 30,838
09/30/22	U.S. Dollars	990,592	Japanese Yen	132,895,800	BOA	4,364
09/30/22	Japanese Yen	4,507,125	U.S. Dollars	33,366	BOA	82
Subtotal Appreciation						$ 35,284
09/30/22	U.S. Dollars	11,874,301	Swiss Francs	11,359,240	MSCS	$(107,050)
Subtotal Depreciation						$(107,050)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ (71,766)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 151,919,282	$151,919,282	$ —	$ —
Corporate Bonds	264,492,729	—	264,492,729	—
Equity-Linked Securities	10,794,165	4,816,803	—	5,977,362
Foreign Bonds	22,410,283	—	22,410,283	—
Foreign Common Stocks:
Ireland	18,087,091	18,087,091	—	—
Jersey	701,052	701,052	—	—
Switzerland	17,300,677	3,442,025	13,858,652	—
Other ^^	16,511,478	—	16,511,478	—
Total Foreign Common Stocks	52,600,298	22,230,168	30,370,130	—
Foreign Preferred Stock	1,181,920	—	1,181,920	—
Money Market Funds	156,889,346	156,889,346	—	—
Mutual Funds	4,189,633	4,189,633	—	—
Preferred Stocks	7,356,963	7,356,963	—	—
Purchased Options:
Call Options	35,957,161	35,957,161	—	—
U.S. Treasury Obligations	609,806,263	—	609,806,263	—
Total Assets - Investments in Securities	$1,317,598,043	$383,359,356	$928,261,325	$5,977,362
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 35,284	$ —	$ 35,284	$ —
Total Assets - Other Financial Instruments	$ 35,284	$ —	$ 35,284	$ —
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Put Options	$(6,053,218)	$(6,053,218)	$ —	$ —
Total Liabilities - Investments in Securities	$(6,053,218)	$(6,053,218)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (107,050)	$ —	$(107,050)	$ —
Futures Contracts	(783,254)	(783,254)	—	—
Total Liabilities - Other Financial Instruments	$ (890,304)	$ (783,254)	$(107,050)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 0.7%
United States International Development Finance Corporation
1.44%, 04/15/28	$500,000	$ 453,596
1.65%, 04/15/28	500,000	458,297
Total Agency Obligations (Cost $1,000,000)		911,893
ASSET-BACKED SECURITIES — 4.4%
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B
2.94%, 01/20/49 144A	471,255	421,049
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	462,845	396,437
Luminace ABS-2022 Issuer LLC, Series 2022-1, Class B
5.91%, 07/31/62 144A Ψ †††	825,000	810,776
Sunnova Helios II Issuer LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	524,777	508,949
Sunnova Helios II Issuer LLC, Series 2021-A, Class A
1.80%, 02/20/48 144A	351,380	307,103
Sunnova Helios II Issuer LLC, Series 2021-B, Class A
1.62%, 07/20/48 144A	318,244	296,372
Sunnova Helios VII Issuer LLC, Series 2021-C, Class A
2.03%, 10/20/48 144A	474,563	420,862
Sunnova Sol IV Issuer LLC, Series 2022-A, Class C
3.53%, 02/22/49 144A	434,308	390,814
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A
2.46%, 01/30/52 144A	649,398	565,314
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	833,085
Tesla Auto Lease Trust, Series 2021-B, Class D
1.32%, 09/22/25 144A	500,000	461,072
Total Asset-Backed Securities (Cost $5,906,977)		5,411,833
CORPORATE BONDS — 8.5%
Agilent Technologies, Inc.
2.30%, 03/12/31	250,000	203,928
American Water Capital Corporation
4.45%, 06/01/32	850,000	846,071
Amgen, Inc.
4.20%, 02/22/52	340,000	298,853
Avangrid, Inc.
3.15%, 12/01/24	850,000	830,909
	Par	Value
3.80%, 06/01/29	$250,000	$ 234,116
Baxalta, Inc.
4.00%, 06/23/25	500,000	497,610
Becton, Dickinson and Co.
3.73%, 12/15/24	274,000	272,973
1.96%, 02/11/31	165,000	133,361
4.69%, 12/15/44	150,000	138,888
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	568,275
Bridge Housing Corporation
3.25%, 07/15/30	300,000	265,515
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	300,000	269,278
Essential Utilities, Inc.
5.30%, 05/01/52	250,000	254,270
Gilead Sciences, Inc.
3.65%, 03/01/26	392,000	385,619
5.65%, 12/01/41	238,000	254,354
Low Income Investment Fund
3.39%, 07/01/26	600,000	587,984
Mary Free Bed Rehabilitation Hospital
3.79%, 04/01/51	300,000	249,020
National Community Renaissance of California
3.27%, 12/01/32	600,000	503,733
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	483,167
1.90%, 06/15/28	475,000	413,487
2.44%, 01/15/32	580,000	483,580
5.00%, 07/15/32	475,000	487,077
PerkinElmer, Inc.
2.25%, 09/15/31	175,000	138,478
Preservation Of Affordable Housing, Inc.
4.48%, 12/01/32	470,000	457,545
Providence College
3.19%, 11/01/50	600,000	461,335
Reinvestment Fund, Inc. (The)
3.93%, 02/15/28	500,000	484,287
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	290,530
Total Corporate Bonds (Cost $11,728,718)		10,494,243
FOREIGN BONDS — 1.1%
Chile — 0.3%
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/30	400,000	360,567
United Kingdom — 0.8%
Reckitt Benckiser Treasury Services PLC
3.00%, 06/26/27 144A	650,000	615,328

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Vodafone Group PLC
5.25%, 05/30/48	$ 400,000	$ 381,490
		996,818
Total Foreign Bonds (Cost $1,575,511)		1,357,385
LOAN AGREEMENTS — 0.1%
Ciello Supermarket, Inc. STRIP, SBA Loan
0.23%, 09/15/31Ψ IO †††	1,785,196	9,788
Georgia Act and Healthcare Services, Inc. STRIP, SBA Loan
1.28%, 03/15/46Ψ IO †††	281,380	11,694
Ideal Therapy Rehabilitative Services II LLC STRIP, SBA Loan
0.48%, 01/15/46Ψ IO †††	476,658	7,429
JILS Corporation STRIP, SBA Loan
1.23%, 08/15/31Ψ IO †††	335,325	10,268
MBT Industries LLC STRIP, SBA Loan
0.53%, 08/15/31Ψ IO †††	492,369	6,221
MCJT Phamaceutical Care, Inc. STRIP, SBA Loan
1.28%, 08/15/46Ψ IO †††	358,611	14,904
N&K Market, Inc. STRIP, SBA Loan
0.73%, 02/15/31Ψ IO †††	284,040	4,987
Southwest Technologies, Inc. STRIP, SBA Loan
1.23%, 06/15/31Ψ IO †††	417,762	12,792
Total Loan Agreements (Cost $110,075)		78,083
MORTGAGE-BACKED SECURITIES — 14.4%
BX Commercial Mortgage Trust, Series 2022-AHP, Class C
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 3.37%, 01/17/39 144A †	685,000	659,015
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	356,913	311,287
2.00%, 03/01/51	809,222	705,774
3.00%, 02/01/52	687,753	642,269
3.50%, 03/01/52	1,567,358	1,510,646
4.00%, 06/01/52	527,840	522,104
Federal National Mortgage Association
1.59%, 03/01/31	500,000	426,770
1.61%, 03/01/31	487,174	425,328
1.62%, 03/01/31	500,000	419,491
2.03%, 04/01/31	250,000	219,073
2.59%, 03/01/32	547,733	509,459
1.65%, 03/01/33	500,000	423,574
2.01%, 03/01/33	100,000	87,432
2.00%, 03/01/51	1,971,339	1,719,333
3.00%, 02/01/52	2,142,092	1,999,756
3.50%, 03/01/52	1,519,036	1,464,076
3.50%, 04/01/52	772,054	744,120
	Par	Value
4.00%, 06/01/52	$1,444,982	$ 1,429,280
4.50%, 07/01/52	315,000	317,215
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	526,197	486,415
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 4.57%, 06/25/30†	69,193	75,204
(Floating, Prime Rate U.S. + 0.92%), 4.42%, 12/25/30†	154,464	171,815
(Floating, Prime Rate U.S. + 2.33%), 5.83%, 01/25/31†	119,816	136,568
(Floating, Prime Rate U.S. + 1.03%), 4.53%, 02/25/31†	205,202	227,631
(Floating, Prime Rate U.S. + 0.33%), 3.83%, 07/25/31†	334,243	361,215
(Floating, Prime Rate U.S. + 0.85%), 4.35%, 08/25/31†	294,626	330,688
(Floating, Prime Rate U.S. - 0.37%), 3.13%, 12/25/45†	222,838	247,000
(Floating, Prime Rate U.S. + 0.54%), 4.04%, 12/25/45†	224,769	259,295
(Floating, Prime Rate U.S. + 0.12%), 3.62%, 01/25/46†	180,274	205,459
(Floating, Prime Rate U.S. + 0.33%), 3.83%, 04/25/46†	241,154	260,500
(Floating, Prime Rate U.S. + 0.38%), 3.88%, 08/25/46†	474,935	550,863
Total Mortgage-Backed Securities (Cost $19,381,941)		17,848,655
MUNICIPAL BONDS — 9.6%
Arlington Higher Education Finance Corporation, Revenue Bond (PSF-Gtd.)
0.50%, 08/15/23	410,000	404,052
California Municipal Finance Authority, Revenue Bond
4.57%, 10/01/52	500,000	460,212
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	512,982
Carroll County Water Authority, Revenue Bond, Series B
1.96%, 07/01/29	150,000	133,480
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	522,822
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	211,806
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	559,372
City of Tacoma Washington Electric System Revenue, Revenue Bond
5.64%, 01/01/27	600,000	645,194

See Notes to Financial Statements.

	Par	Value
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	$207,000	$184,116
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	375,331
Cucamonga Valley Water District Financing Authority, Revenue Bond, Series B
3.86%, 09/01/30	140,000	140,506
Denver City & County Housing Authority, Revenue Bond (HUD Sector 8 Program)
0.84%, 08/01/24	500,000	473,746
District of Columbia Housing Finance Agency, Revenue Bond, Series A-2 (FHA Insured)
1.90%, 03/01/29	140,000	123,197
2.05%, 03/01/30	420,000	367,574
Lancaster Power Authority, Revenue Bond (AGM Insured)
2.56%, 11/01/33	275,000	231,714
2.68%, 11/01/34	275,000	230,363
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
1.52%, 07/01/28	200,000	179,105
Monterey Regional Waste Management Authority, Revenue Bond
2.31%, 04/01/32	700,000	611,198
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	433,814
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	138,629
0.92%, 11/01/25	200,000	183,023
1.02%, 05/01/26	250,000	225,834
New York State Housing Finance Agency, Revenue Bond (SonyMA Insured)
1.13%, 11/01/25	165,000	153,302
Newark Higher Education Finance Corporation, Revenue Bond, Series A
4.62%, 04/01/50	600,000	548,625
North Carolina Capital Facilities Finance Agency, Revenue Bond, Series B
1.05%, 10/01/23	150,000	144,792
1.43%, 10/01/24	100,000	94,030
Redevelopment Authority of the City of Philadelphia, Revenue Bond, Series A
1.93%, 09/01/27	500,000	450,807
Regional Transportation District Sales Tax, Revenue Bond, Series A
0.70%, 11/01/25	600,000	547,567
	Par	Value
Riverside Community College District, General Obligation
0.82%, 08/01/25	$ 195,000	$ 179,577
Romulus Community Schools, General Obligation, Series B (Q-SBLF Insured)
1.00%, 05/01/25	200,000	186,493
Rowland Water District, Revenue Bond, Series A
2.56%, 12/01/36	590,000	472,646
San Antonio Education Facilities Corporation, Revenue Bond
1.74%, 04/01/25	250,000	232,833
San Diego Public Facilities Financing Authority, Revenue Bond, Series A
2.13%, 08/01/29	290,000	255,841
Santa Clara Valley Water District COPS, Series D
1.78%, 06/01/31	440,000	368,338
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	493,024
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	301,946
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	167,446
Total Municipal Bonds (Cost $13,375,082)		11,945,337
PRIVATE INVESTMENT — 0.8%
Calvert Impact Capital, Inc. (Cost $1,000,000)	1,000,000	1,000,000

	Shares
COMMON STOCKS — 24.0%
Consumer Discretionary — 1.0%
Home Depot, Inc. (The)	2,459	674,430
NIKE, Inc. Class B	5,048	515,906
		1,190,336
Consumer Staples — 0.2%
McCormick & Co., Inc. (Non-Voting Shares)	3,606	300,199
Financials — 3.4%
Marsh & McLennan Cos., Inc.	10,031	1,557,313
Progressive Corporation (The)	12,064	1,402,681
Walker & Dunlop, Inc.	12,718	1,225,252
		4,185,246
Health Care — 2.0%
Encompass Health Corporation	21,000	1,177,050
Humana, Inc.	2,736	1,280,640
		2,457,690
Industrials — 3.4%
Advanced Drainage Systems, Inc.	5,925	533,665
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Evoqua Water Technologies CorporationΔ *	38,985	$ 1,267,402
Westinghouse Air Brake Technologies Corporation	18,412	1,511,257
Xylem, Inc.	11,432	893,754
		4,206,078
Information Technology — 12.0%
Adobe, Inc.*	2,154	788,493
Autodesk, Inc.*	8,063	1,386,514
Avalara, Inc.*	11,167	788,390
Bill.com Holdings, Inc.*	3,134	344,552
Cadence Design Systems, Inc.*	6,491	973,845
IPG Photonics Corporation*	7,740	728,566
Lam Research Corporation	2,622	1,117,365
Mastercard, Inc. Class A	3,669	1,157,496
Microchip Technology, Inc.	16,717	970,924
Microsoft Corporation	13,278	3,410,189
NVIDIA Corporation	9,965	1,510,594
Texas Instruments, Inc.	6,425	987,201
Zendesk, Inc.*	9,244	684,703
		14,848,832
Real Estate — 2.0%
Crown Castle International Corporation REIT	5,377	905,379
Equinix, Inc. REIT	1,355	890,262
Prologis, Inc. REIT	6,332	744,960
		2,540,601
Total Common Stocks (Cost $32,925,153)		29,728,982
FOREIGN COMMON STOCKS — 29.4%
Australia — 0.6%
AGL Energy, Ltd.	2,594	14,828
Bendigo and Adelaide Bank, Ltd.	1,405	8,819
BHP Group, Ltd.	4,371	125,157
BlueScope Steel, Ltd.	839	9,245
Dexus REIT	3,894	23,946
Fortescue Metals Group, Ltd.	4,950	59,523
GPT Group (The) REIT (Athens Exchange)	8,037	23,490
Harvey Norman Holdings, Ltd.	3,371	8,644
Incitec Pivot, Ltd.	6,531	15,030
Mirvac Group REIT	8,787	12,011
Nanosonics, Ltd.*	64,558	149,611
Newcrest Mining, Ltd.	1,986	28,293
Northern Star Resources, Ltd.	2,958	13,875
Rio Tinto, Ltd.	995	70,982
Santos, Ltd.	5,641	28,601
Scentre Group REIT	19,252	34,568
South32, Ltd.	13,627	36,925
Stockland REIT	4,932	12,314
Vicinity Centres REIT	15,262	19,388
Worley, Ltd.	1,105	10,895
		706,145
Austria — 0.0%
EVN AG	413	8,796
	Shares	Value
Strabag SE	233	$ 9,901
		18,697
Belgium — 0.0%
Ageas SA/NV	630	27,778
Etablissements Franz Colruyt NV	323	8,784
Groupe Bruxelles Lambert SA	310	25,987
		62,549
Canada — 4.0%
Algonquin Power & Utilities CorporationΔ	1,092	14,676
AltaGas, Ltd.	582	12,280
Barrick Gold Corporation	5,116	90,460
Boralex, Inc. Class AΔ	38,793	1,292,296
CGI, Inc.*	581	46,283
Emera, Inc.	704	32,979
Empire Co., Ltd.	399	12,291
Fortis, Inc.	1,196	56,539
Hydro One, Ltd. 144A	1,047	28,152
iA Financial Corporation, Inc.	255	12,683
Innergex Renewable Energy, Inc.	74,993	1,007,908
Intact Financial Corporation	13,078	1,844,656
Kinross Gold Corporation	2,301	8,187
Lightspeed Commerce, Inc.*	447	9,967
Loblaw Cos., Ltd.	574	51,768
Lundin Mining Corporation	1,752	11,107
Magna International, Inc.	765	42,006
Manulife Financial Corporation	5,565	96,497
Metro, Inc.	793	42,564
Pan American Silver Corporation	461	9,057
Power Corporation of Canada	1,746	44,925
RioCan REIT	651	10,125
Teck Resources, Ltd. Class B	1,302	39,813
Tourmaline Oil Corporation	978	50,853
West Fraser Timber Co., Ltd.	228	17,495
WSP Global, Inc.	215	24,309
		4,909,876
Denmark — 0.2%
AP Moeller - Maersk A/S Class A	15	34,814
AP Moeller - Maersk A/S Class B	20	46,952
Coloplast A/S Class B	465	53,131
Danske Bank A/S	3,405	48,462
ROCKWOOL International A/S, B Shares	51	11,579
		194,938
Finland — 0.2%
Kesko OYJ, B Shares	855	20,234
Kojamo OYJ	524	9,100
Neste OYJ	1,200	53,377
Nokia OYJ	14,151	65,591
Orion OYJ Class B	386	17,275
Stora Enso OYJ, R Shares	2,038	32,292
UPM-Kymmene OYJ	1,440	44,155
		242,024

See Notes to Financial Statements.

	Shares	Value
France — 2.6%
Alstom SAΔ	661	$ 15,094
AXA SA	1,176	26,862
BNP Paribas SA	3,280	156,889
Bouygues SA	416	12,839
Cie de St-Gobain	1,473	63,647
Cie Generale des Etablissements Michelin SCA	1,784	48,723
Credit Agricole SA	3,502	32,285
Electricite de France SA	1,524	12,518
Engie SA	5,894	68,246
Legrand SA	10,358	769,066
Orange SA	4,646	54,747
Sanofi	3,051	307,681
Schneider Electric SE	10,608	1,264,002
Societe Generale SA	2,116	46,784
TotalEnergies SEΔ	5,480	288,451
Vivendi SE	2,851	29,094
		3,196,928
Germany — 1.4%
adidas AG	3,409	605,544
Allianz SE	70	13,420
Aroundtown SAΔ	2,455	7,852
Bayerische Motoren Werke AG	915	70,931
Covestro AG 144A	455	15,811
Deutsche Bank AG	5,315	46,707
Evonik Industries AG	617	13,232
Fresenius SE & Co. KGaA	1,260	38,319
HeidelbergCement AG	427	20,616
Knorr-Bremse AG	10,796	618,340
Mercedes-Benz Group AG	2,478	143,918
Volkswagen AG	88	16,094
Vonovia SE	2,192	67,821
		1,678,605
Hong Kong — 1.6%
AIA Group, Ltd.	123,800	1,352,709
CK Asset Holdings, Ltd.	5,500	39,079
CK Hutchison Holdings, Ltd.	8,500	57,664
ENN Energy Holdings, Ltd.	1,800	29,752
Fosun International, Ltd.	10,500	9,700
Hang Lung Properties, Ltd.	6,000	11,417
Henderson Land Development Co., Ltd.	3,000	11,275
Linklogis, Inc. Class B 144A *	307,887	305,776
New World Development Co., Ltd.	3,000	10,806
Power Assets Holdings, Ltd.	3,500	22,050
Sino Land Co., Ltd.	8,000	11,814
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	5,000	59,200
Swire Pacific, Ltd. Class A	2,000	11,945
Swire Properties, Ltd.	5,000	12,448
Wharf Holdings, Ltd. (The)	3,000	10,932
Wharf Real Estate Investment Co., Ltd.	4,000	19,101
		1,975,668
	Shares	Value
Ireland — 2.5%
Aon PLC Class A	7,074	$1,907,716
ICON PLC*	5,392	1,168,447
		3,076,163
Israel — 0.1%
Amot Investments, Ltd.	1,557	9,410
Azrieli Group, Ltd.	145	10,208
Bank Hapoalim BM	3,580	30,062
Bank Leumi Le-Israel BM	5,105	45,670
Israel Discount Bank, Ltd. Class A	2,446	12,808
Mivne Real Estate KD, Ltd.	3,200	9,359
Nova, Ltd.*	104	9,114
Plus500, Ltd.	523	10,659
Teva Pharmaceutical Industries, Ltd. ADR*	3,279	24,658
		161,948
Italy — 0.1%
Assicurazioni Generali SpA	3,549	56,688
Mediobanca Banca di Credito Finanziario SpA	2,220	19,253
Telecom Italia SpAΔ *	34,892	9,149
UniCredit SpA	6,067	57,978
		143,068
Japan — 6.3%
AGC, Inc.	500	17,569
AirWater, Inc.	800	10,081
Aisin Corporation	300	9,285
Alfresa Holdings Corporation	800	10,756
Asahi Kasei Corporation	5,000	38,037
Bridgestone Corporation	1,900	69,273
Brother Industries, Ltd.	600	10,557
Canon, Inc.	900	20,395
Chiba Bank, Ltd. (The)	2,200	12,042
Chubu Electric Power Co., Inc.	2,200	22,153
Dai Nippon Printing Co., Ltd.	800	17,208
Daiwa House Industry Co., Ltd.	1,600	37,419
Denso Corporation	1,600	84,452
Electric Power Development Co., Ltd.	600	9,920
ENEOS Holdings, Inc.	9,000	33,865
Ezaki Glico Co., Ltd.	1,400	40,558
FUJIFILM Holdings Corporation	1,100	59,105
Fujitsu, Ltd.	600	75,077
Fukuoka Financial Group, Inc.	700	12,607
Haseko Corporation	900	10,570
Hitachi, Ltd.	2,800	133,196
Honda Motor Co., Ltd.	5,500	132,611
House Foods Group, Inc.	1,900	39,650
Idemitsu Kosan Co., Ltd.	800	19,111
Inpex Corporation	3,000	32,161
Isuzu Motors, Ltd.	1,600	17,698
ITOCHU Corporation	4,200	113,307
Japan Post Bank Co., Ltd.	1,400	10,900
Japan Post Holdings Co., Ltd.	5,000	35,775
Japan Post Insurance Co., Ltd.	700	11,203
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
JFE Holdings, Inc.	1,400	$ 14,728
Kajima Corporation	1,200	13,760
Kansai Electric Power Co., Inc. (The)	3,000	29,696
Kawasaki Heavy Industries, Ltd.	500	9,384
Kuraray Co., Ltd.	1,300	10,488
Kyocera Corporation	1,100	58,802
Kyushu Electric Power Co., Inc.	1,700	10,930
Marubeni Corporation	5,000	44,858
MatsukiyoCocokara & Co.	300	12,132
Mazda Motor Corporation	1,900	15,509
Medipal Holdings Corporation	800	11,285
Mitsubishi Chemical Holdings Corporation	3,900	21,191
Mitsubishi Corporation	4,500	134,015
Mitsubishi Electric Corporation	5,700	61,270
Mitsubishi Gas Chemical Co., Inc.	600	8,680
Mitsubishi HC Capital, Inc.	2,400	11,077
Mitsubishi Heavy Industries, Ltd.	1,100	38,447
Mitsui & Co., Ltd.	5,000	109,873
Mitsui Chemicals, Inc.	500	10,665
Mitsui OSK Lines, Ltd.	1,200	27,605
Mizuho Financial Group, Inc.	6,300	71,725
Murata Manufacturing Co., Ltd.	15,700	854,509
NEC Corporation	700	27,312
NGK Insulators, Ltd.	800	10,778
NGK Spark Plug Co., Ltd.	500	9,070
NH Foods, Ltd.	1,400	43,853
Nidec Corporation	9,600	594,882
Nikon Corporation	1,300	14,991
Nintendo Co., Ltd.	2,900	1,247,164
NIPPON EXPRESS HOLDINGS, INC.	200	10,895
Nippon Steel Corporation	3,000	41,985
Nippon Telegraph & Telephone Corporation	3,400	97,693
Nippon Yusen KK	300	20,569
Nissan Motor Co., Ltd.	6,800	26,633
Nomura Real Estate Holdings, Inc.	400	9,786
Obayashi Corporation	1,800	13,092
Oji Holdings Corporation	2,800	12,131
ORIX Corporation	3,800	63,687
Osaka Gas Co., Ltd.	1,200	22,998
Otsuka Holdings Co., Ltd.	1,800	64,254
Panasonic Corporation	6,700	54,097
Resona Holdings, Inc.	6,500	24,313
Ricoh Co., Ltd.	1,800	14,053
Rohm Co., Ltd.	300	21,030
Seiko Epson Corporation	1,000	14,147
Sekisui Chemical Co., Ltd.	1,000	13,710
Sekisui House, Ltd.	1,600	28,089
Shimadzu Corporation	31,800	1,007,917
Shimano, Inc.	5,100	859,130
SoftBank Group Corporation	3,800	147,282
Sojitz Corporation	700	9,922
Subaru Corporation	1,600	28,302
Sumitomo Corporation	4,300	58,452
	Shares	Value
Sumitomo Dainippon Pharma Co., Ltd.	1,200	$ 9,638
Sumitomo Electric Industries, Ltd.	2,200	24,311
Sumitomo Mitsui Financial Group, Inc.	3,900	115,928
Sumitomo Mitsui Trust Holdings, Inc.	900	27,815
Taisei Corporation	400	12,472
Taisho Pharmaceutical Holdings Co., Ltd.	300	11,858
Taiyo Yuden Co., Ltd.	400	13,631
Tokyo Gas Co., Ltd.	1,200	24,869
Tokyo Tatemono Co., Ltd.	800	11,037
Tokyu Fudosan Holdings Corporation	2,100	11,051
TOPPAN, Inc.	1,000	16,684
Toray Industries, Inc.	5,900	33,210
Tosoh Corporation	800	9,951
Toyo Suisan Kaisha, Ltd.	800	31,235
Toyota Industries Corporation	600	37,204
Toyota Motor Corporation	1,500	23,144
Toyota Tsusho Corporation	600	19,562
Tsumura & Co.	400	8,997
Yamada Holdings Co., Ltd.	3,000	10,788
Yamaha Motor Co., Ltd.	1,100	20,199
		7,812,971
Jersey — 0.8%
Aptiv PLC*	11,369	1,012,637
Netherlands — 2.0%
ASM International NV	113	28,115
ASML Holding NV	2,339	1,105,032
ING Groep NV	9,869	97,226
JDE Peet's NV	1,094	31,149
Just Eat Takeaway.com NV 144A *	506	7,951
Koninklijke Ahold Delhaize NV	2,823	73,480
Koninklijke Philips NV	2,212	47,444
NN Group NV	968	43,844
Stellantis NV	6,781	84,184
Wolters Kluwer NV	9,965	965,788
		2,484,213
New Zealand — 0.0%
Auckland International Airport, Ltd.*	2,641	11,831
Contact Energy, Ltd.	2,296	10,424
Fletcher Building, Ltd.	2,796	8,778
Mercury NZ, Ltd.	2,733	9,623
Meridian Energy, Ltd.	3,464	10,108
		50,764
Norway — 0.1%
Austevoll Seafood ASA	1,410	16,630
Norsk Hydro ASA	2,796	15,801
Orkla ASA	6,455	51,709
Yara International ASA	518	21,705
		105,845
Portugal — 0.0%
EDP - Energias de Portugal SA	8,366	38,988

See Notes to Financial Statements.

	Shares	Value
Singapore — 0.1%
Capitaland Investment, Ltd.	4,000	$ 11,009
Flex, Ltd.*	1,182	17,104
Hongkong Land Holdings, Ltd.	2,200	11,049
Wilmar International, Ltd.	21,400	62,286
		101,448
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	18,482	83,956
Banco Santander SA	47,025	133,053
CaixaBank SA	12,888	45,134
EDP Renovaveis SA	730	17,245
Repsol SAΔ	3,878	57,170
		336,558
Sweden — 0.3%
Boliden AB	833	26,640
Castellum AB	1,068	13,768
Fabege AB	900	8,530
Fastighets AB Balder, B Shares*	2,585	12,384
Holmen AB, B Shares	474	19,308
Husqvarna AB, B Shares	1,156	8,521
Industrivarden AB, A Shares	474	10,716
Industrivarden AB, C Shares	480	10,730
Investor AB, A Shares	1,443	25,989
Investor AB, B Shares	5,175	85,345
Kinnevik AB, B Shares*	568	9,194
L E Lundbergforetagen AB, B Shares	237	9,664
Samhallsbyggnadsbolaget i Norden AB	3,615	6,042
Securitas AB, B Shares	986	8,525
Skanska AB, B Shares	1,128	17,355
SKF AB, B Shares	1,050	15,578
SSAB AB, A Shares	1,775	7,789
SSAB AB, B Shares	2,573	10,691
Svenska Cellulosa AB SCA, B Shares	1,662	24,972
Swedbank AB, A Shares	2,815	35,701
Trelleborg AB, B Shares	758	15,336
		382,778
Switzerland — 1.7%
Alcon, Inc.	1,317	92,350
Credit Suisse Group AG	6,059	34,584
Holcim, Ltd. (Swiss Exchange)*	1,358	58,244
Novartis AG	3,858	327,084
Swatch Group AG (The)	75	17,816
Swatch Group AG (The)	227	10,128
Swisscom AG	50	27,656
TE Connectivity, Ltd.	12,568	1,422,069
UBS Group AG	10,789	174,423
		2,164,354
Taiwan — 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,840	1,458,420
	Shares	Value
United Kingdom — 3.3%
3i Group PLC	3,326	$ 45,080
abrdn PLC	8,459	16,512
Anglo American PLC	4,038	144,353
Associated British Foods PLC	2,761	53,275
Atlassian Corporation PLC Class A*	4,463	836,366
AVEVA Group PLC	551	15,126
Aviva PLC	6,330	31,006
Barclays PLC	49,882	93,277
Barratt Developments PLC	3,455	19,326
Berkeley Group Holdings PLC*	503	22,869
BT Group PLCΔ	27,563	62,644
DS Smith PLC	203,543	689,364
HSBC Holdings PLC	27,947	182,564
J Sainsbury PLC	9,038	22,493
Johnson Matthey PLC	843	19,879
Kingfisher PLC	10,381	31,024
Land Securities Group PLC REIT	4,322	35,073
Lloyds Banking Group PLC	234,903	120,859
Melrose Industries PLC	17,942	32,910
Natwest Group PLC	22,374	59,554
Pearson PLC	2,529	23,159
Persimmon PLC	1,338	30,442
Rio Tinto PLC	3,269	195,443
SSE PLC	53,952	1,064,761
Standard Chartered PLC (London Exchange)	7,909	59,708
Taylor Wimpey PLC	13,096	18,654
Vodafone Group PLC	86,097	133,872
		4,059,593
Total Foreign Common Stocks (Cost $44,038,608)		36,375,178
FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische MotorenWerke AG
8.62%, ◊	192	13,694
Porsche Automobil Holding SE
4.04%, ◊	395	26,272
Volkswagen AG
5.90%, ◊	541	72,840
Total Foreign Preferred Stocks (Cost $130,903)		112,806
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø ∞ (Cost $8,221,506)	8,221,506	$ 8,221,506
TOTAL INVESTMENTS —99.7% (Cost $139,394,474)		123,485,901
Other Assets in Excess of Liabilities — 0.3%		397,940
NET ASSETS — 100.0%		$123,883,841
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	18.3
Mortgage-Backed Securities	14.4
Municipal Bonds	9.6
Financials	9.6
Corporate Bonds	8.5
Industrials	7.8
Money Market Funds	6.6
Asset-Backed Securities	4.4
Health Care	4.0
Consumer Discretionary	3.9
Utilities	3.0
Real Estate	2.3
Materials	1.7
Communication Services	1.5
Foreign Bonds	1.1
Consumer Staples	0.9
Private Investment	0.8
Agency Obligations	0.7
Energy	0.5
Loan Agreements	0.1
99.7
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2022	14	$ 1,299,620	$ (2,873)
MSCI Emerging Markets	09/2022	13	651,755	3,697
10-Year U.S. Treasury Note	09/2022	(25)	(2,963,281)	42,188
Canadian Dollars/U.S. Dollars	09/2022	2	155,400	(3,999)
U.S. Treasury Long Bond	09/2022	6	831,750	35,812
Ultra 10-Year U.S. Treasury Note	09/2022	(40)	(5,095,000)	39,135
Ultra Long U.S. Treasury Bond	09/2022	21	3,241,219	(97,041)
2-Year U.S. Treasury Note	10/2022	22	4,620,344	(27,207)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	10/2022	29	$3,255,250	$(27,858)
Total Futures Contracts outstanding at June 30, 2022			$5,997,057	$(38,146)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 911,893	$ —	$ 911,893	$ —
Asset-Backed Securities	5,411,833	—	4,601,057	810,776
Common Stocks	29,728,982	29,728,982	—	—
Corporate Bonds	10,494,243	—	10,494,243	—
Foreign Bonds	1,357,385	—	1,357,385	—
Foreign Common Stocks:
Austria	18,697	9,901	8,796	—
Belgium	62,549	8,784	53,765	—
Canada	4,909,876	4,909,876	—	—
Ireland	3,076,163	3,076,163	—	—
Israel	161,948	24,658	137,290	—
Jersey	1,012,637	1,012,637	—	—
Singapore	101,448	17,104	84,344	—
Switzerland	2,164,354	1,422,069	742,285	—
Taiwan	1,458,420	1,458,420	—	—
United Kingdom	4,059,593	836,366	3,223,227	—
Other ^^	19,349,493	—	19,349,493	—
Total Foreign Common Stocks	36,375,178	12,775,978	23,599,200	—
Foreign Preferred Stocks	112,806	—	112,806	—
Loan Agreements	78,083	—	—	78,083
Money Market Funds	8,221,506	8,221,506	—	—
Mortgage-Backed Securities	17,848,655	—	17,848,655	—
Municipal Bonds	11,945,337	—	11,945,337	—
Private Investment	1,000,000	—	1,000,000	—
Total Assets - Investments in Securities	$123,485,901	$50,726,466	$71,870,576	$888,859
Other Financial Instruments***
Futures Contracts	$ 120,832	$ 120,832	$ —	$ —
Total Assets - Other Financial Instruments	$ 120,832	$ 120,832	$ —	$ —
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Futures Contracts	$(158,978)	$(158,978)	$ —	$ —
Total Liabilities - Other Financial Instruments	$(158,978)	$(158,978)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.

See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.4%
Communication Services — 8.9%
Activision Blizzard, Inc.	80,700	$ 6,283,302
Alphabet, Inc. Class A*	25,968	56,591,024
Alphabet, Inc. Class C*	24,436	53,452,528
AT&T, Inc.	663,234	13,901,385
Charter Communications, Inc. Class A*	11,090	5,195,998
Comcast Corporation Class A	404,032	15,854,216
DISH Network Corporation Class AΔ*	2,880	51,638
Electronic Arts, Inc.	29,821	3,627,725
Fox Corporation Class A	31,129	1,001,109
Fox Corporation Class B	9,099	270,240
Interpublic Group of Cos., Inc. (The)	47,139	1,297,737
Live Nation Entertainment, Inc.*	10,940	903,425
Lumen Technologies, Inc.Δ	78,333	854,613
Match Group, Inc.Δ*	21,213	1,478,334
Meta Platforms, Inc. Class A*	194,739	31,401,664
Netflix, Inc.*	35,817	6,263,319
News Corporation Class A	13,865	216,017
News Corporation Class B	13,984	222,206
Omnicom Group, Inc.	24,095	1,532,683
Paramount Global Class BΔ	52,671	1,299,920
Take-Two Interactive Software, Inc.*	14,065	1,723,384
T-Mobile US, Inc.*	56,762	7,636,759
Twitter, Inc.Δ*	61,262	2,290,586
Verizon Communications, Inc.	416,470	21,135,852
Walt Disney Co. (The)*	147,984	13,969,689
Warner Bros Discovery, Inc.*	173,969	2,334,664
		250,790,017
Consumer Discretionary — 9.9%
Advance Auto Parts, Inc.Δ	6,948	1,202,629
Amazon.com, Inc.*	747,771	79,420,758
AutoZone, Inc.*	2,011	4,321,880
Bath & Body Works, Inc.	13,836	372,465
Best Buy Co., Inc.Δ	15,833	1,032,153
Booking Holdings, Inc.*	3,547	6,203,668
BorgWarner, Inc.	6,279	209,530
CarMax, Inc.Δ*	12,596	1,139,686
Carnival CorporationΔ*	59,898	518,118
Chipotle Mexican Grill, Inc.*	2,169	2,835,447
D.R. Horton, Inc.	16,760	1,109,344
Darden Restaurants, Inc.	9,727	1,100,318
Dollar General Corporation	18,720	4,594,637
Dollar Tree, Inc.*	18,243	2,843,172
Domino’s Pizza, Inc.	3,030	1,180,821
eBay, Inc.	57,037	2,376,732
Etsy, Inc.Δ*	9,267	678,437
Expedia Group, Inc.*	10,462	992,112
Ford Motor Co.	308,985	3,439,003
General Motors Co.*	106,950	3,396,732
Genuine Parts Co.	16,089	2,139,837
Hasbro, Inc.	10,784	882,994
Hilton Worldwide Holdings, Inc.	23,098	2,574,041
Home Depot, Inc. (The)	91,030	24,966,798
Lennar Corporation Class A	4,066	286,938
	Shares	Value
LKQ Corporation	18,658	$ 915,921
Lowe’s Cos., Inc.	60,309	10,534,173
Marriott International, Inc. Class A	21,380	2,907,894
McDonald’s Corporation	71,749	17,713,393
Mohawk Industries, Inc.Δ*	2,387	296,203
Newell Brands, Inc.	39,118	744,807
NIKE, Inc. Class B	113,417	11,591,217
Norwegian Cruise Line Holdings, Ltd.Δ*	18,047	200,683
NVR, Inc.*	171	684,708
O’Reilly Automotive, Inc.*	6,551	4,138,660
Pool Corporation	3,147	1,105,321
PulteGroup, Inc.	5,415	214,596
PVH Corporation	2,959	168,367
Ralph Lauren Corporation	2,058	184,500
Ross Stores, Inc.	25,592	1,797,326
Royal Caribbean Cruises, Ltd.Δ*	22,682	791,829
Starbucks Corporation	98,522	7,526,096
Tapestry, Inc.	305	9,309
Target Corporation	41,380	5,844,097
Tesla, Inc.*	70,977	47,797,331
TJX Cos., Inc. (The)	99,266	5,544,006
Tractor Supply Co.	10,039	1,946,060
Ulta Beauty, Inc.*	3,840	1,480,243
VF CorporationΔ	27,573	1,217,899
Whirlpool Corporation	1,099	170,202
Yum! Brands, Inc.	28,870	3,277,034
		278,620,125
Consumer Staples — 7.0%
Archer-Daniels-Midland Co.	58,262	4,521,131
Campbell Soup Co.	28,952	1,391,144
Church & Dwight Co., Inc.	27,416	2,540,367
Clorox Co. (The)	12,213	1,721,789
Coca-Cola Co. (The)	402,206	25,302,779
Colgate-Palmolive Co.	68,700	5,505,618
Conagra Brands, Inc.	80,687	2,762,723
Costco Wholesale Corporation	37,437	17,942,805
Estee Lauder Cos., Inc. (The) Class A	21,620	5,505,965
General Mills, Inc.	96,621	7,290,054
Hershey Co. (The)	29,702	6,390,682
Hormel Foods Corporation	43,964	2,082,135
J.M. Smucker Co. (The)	15,075	1,929,751
Kellogg Co.	47,724	3,404,630
Keurig Dr. Pepper, Inc.	100,000	3,539,000
Kimberly-Clark Corporation	31,736	4,289,120
Kraft Heinz Co. (The)	77,468	2,954,630
Kroger Co. (The)	81,475	3,856,212
Lamb Weston Holdings, Inc.Δ	4,774	341,150
McCormick & Co., Inc. (Non-Voting Shares)	25,400	2,114,550
Mondelez International, Inc. Class A	158,472	9,839,527
Monster Beverage Corporation*	22,677	2,102,158
PepsiCo, Inc.	144,426	24,070,037
Procter & Gamble Co. (The)	233,305	33,546,926
Sysco CorporationΔ	31,238	2,646,171
Tyson Foods, Inc. Class A	27,409	2,358,819
Walgreens Boots Alliance, Inc.	49,839	1,888,898

See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Walmart, Inc.	127,692	$ 15,524,793
		197,363,564
Energy — 4.1%
APA Corporation	18,290	638,321
Archrock, Inc.	13	108
Baker Hughes Co.	60,056	1,733,817
Chevron Corporation	173,612	25,135,545
ConocoPhillips	122,794	11,028,129
Coterra Energy, Inc.Δ	73,032	1,883,495
Devon Energy CorporationΔ	61,540	3,391,469
Diamondback Energy, Inc.	10,890	1,319,324
EOG Resources, Inc.	52,844	5,836,091
Exterran Corporation*	6	26
Exxon Mobil Corporation	375,016	32,116,370
Halliburton Co.	68,091	2,135,334
Hess Corporation	18,891	2,001,313
Kinder Morgan, Inc.	146,006	2,447,061
Marathon Oil Corporation	59,299	1,333,042
Marathon Petroleum Corporation	50,234	4,129,737
Occidental Petroleum CorporationΔ	78,136	4,600,648
ONEOK, Inc.	35,809	1,987,399
Phillips 66	31,961	2,620,482
Pioneer Natural Resources Co.	21,443	4,783,504
Valero Energy Corporation	35,767	3,801,317
Williams Cos., Inc. (The)	112,057	3,497,299
		116,419,831
Financials — 10.4%
Aflac, Inc.	55,516	3,071,700
Allstate Corporation (The)	28,840	3,654,893
American Express Co.	56,945	7,893,716
American International Group, Inc.	67,569	3,454,803
Ameriprise Financial, Inc.	10,345	2,458,800
Arthur J. Gallagher & Co.	18,366	2,994,393
Assurant, Inc.	6,335	1,095,005
Bank of America Corporation	621,241	19,339,232
Bank of New York Mellon Corporation (The)	72,967	3,043,454
Berkshire Hathaway, Inc. Class B*	177,031	48,333,004
BlackRock, Inc.	12,151	7,400,445
Brown & Brown, Inc.	18,702	1,091,075
Capital One Financial Corporation	34,907	3,636,960
Cboe Global Markets, Inc.	13,221	1,496,485
Charles Schwab Corporation (The)	124,970	7,895,605
Cincinnati Financial Corporation	10,988	1,307,352
Citigroup, Inc.	170,029	7,819,634
Citizens Financial Group, Inc.	18,464	658,980
CME Group, Inc.	34,101	6,980,475
Comerica, Inc.	10,547	773,939
Discover Financial Services	22,685	2,145,547
Everest Re Group, Ltd.	3,173	889,328
FactSet Research Systems, Inc.	4,700	1,807,479
Fifth Third Bancorp	52,084	1,750,022
First Republic Bank	11,885	1,713,817
Franklin Resources, Inc.Δ	23,495	547,668
Globe Life, Inc.	4,186	408,009
Goldman Sachs Group, Inc. (The)	27,330	8,117,557
	Shares	Value
Hartford Financial Services Group, Inc. (The)	28,747	$ 1,880,916
Huntington Bancshares, Inc.	118,830	1,429,525
Intercontinental Exchange, Inc.	50,280	4,728,331
Invesco, Ltd.	17,740	286,146
JPMorgan Chase & Co.	255,611	28,784,355
KeyCorp	64,549	1,112,179
Lincoln National Corporation	2,879	134,651
Loews Corporation	3,079	182,462
M&T Bank Corporation	18,081	2,881,931
MarketAxess Holdings, Inc.	2,840	727,068
Marsh & McLennan Cos., Inc.	46,486	7,216,951
MetLife, Inc.	64,005	4,018,874
Moody’s Corporation	11,483	3,123,031
Morgan Stanley	122,245	9,297,955
MSCI, Inc.	6,284	2,589,951
Nasdaq, Inc.	9,140	1,394,216
Northern Trust Corporation	16,617	1,603,208
PNC Financial Services Group, Inc. (The)	34,137	5,385,794
Principal Financial Group, Inc.	22,421	1,497,499
Progressive Corporation (The)	63,647	7,400,237
Prudential Financial, Inc.	36,128	3,456,727
Raymond James Financial, Inc.	13,842	1,237,613
Regions Financial Corporation	40,587	761,006
S&P Global, Inc.	31,215	10,521,328
Signature Bank	4,900	878,129
State Street Corporation	30,870	1,903,135
SVB Financial Group*	3,809	1,504,517
Synchrony Financial	32,331	892,982
T. Rowe Price Group, Inc.Δ	22,044	2,504,419
Travelers Cos., Inc. (The)	33,059	5,591,269
Truist Financial Corporation	104,234	4,943,819
U.S. Bancorp	128,586	5,917,528
W.R. Berkley Corporation	41,166	2,809,991
Wells Fargo & Co.	334,461	13,100,837
Zions Bancorp NA	7,446	379,001
		293,856,958
Health Care — 13.2%
Abbott Laboratories	163,407	17,754,171
ABIOMED, Inc.*	2,730	675,702
Agilent Technologies, Inc.	55,100	6,544,227
Align Technology, Inc.*	3,830	906,446
AmerisourceBergen Corporation	17,971	2,542,537
Amgen, Inc.	77,723	18,910,006
Anthem, Inc.	23,091	11,143,255
Baxter International, Inc.	49,046	3,150,225
Becton, Dickinson and Co.	32,351	7,975,492
Biogen, Inc.*	28,095	5,729,694
Bio-Rad Laboratories, Inc. Class A*	5,348	2,647,260
Boston Scientific Corporation*	120,221	4,480,637
Cardinal Health, Inc.	27,527	1,438,836
Catalent, Inc.*	57,662	6,186,556
Centene Corporation*	48,859	4,133,960
Charles River Laboratories International, Inc.*	10,283	2,200,254
Cigna Corporation	29,323	7,727,197

See Notes to Financial Statements.

	Shares	Value
CVS Health Corporation	128,942	$ 11,947,766
Danaher Corporation	78,185	19,821,461
DaVita, Inc.*	13,768	1,100,889
DENTSPLY SIRONA, Inc.	16,089	574,860
DexCom, Inc.*	34,256	2,553,100
Edwards Lifesciences Corporation*	57,327	5,451,224
Eli Lilly and Co.	103,605	33,591,849
Gilead Sciences, Inc.	262,616	16,232,295
HCA Healthcare, Inc.	23,088	3,880,169
Henry Schein, Inc.*	11,738	900,774
Hologic, Inc.*	29,305	2,030,836
Humana, Inc.	10,676	4,997,115
IDEXX Laboratories, Inc.*	6,155	2,158,743
Illumina, Inc.*	14,975	2,760,791
Incyte Corporation*	76,092	5,780,709
Intuitive Surgical, Inc.*	28,775	5,775,430
IQVIA Holdings, Inc.*	33,184	7,200,596
Laboratory Corporation of America Holdings	7,436	1,742,701
McKesson Corporation	19,912	6,495,494
Mettler-Toledo International, Inc.*	3,500	4,020,695
Moderna, Inc.*	34,641	4,948,467
Molina Healthcare, Inc.*	4,758	1,330,384
Organon & Co.	161,010	5,434,087
PerkinElmer, Inc.Δ	26,737	3,802,536
Quest Diagnostics, Inc.	16,017	2,129,941
Regeneron Pharmaceuticals, Inc.*	15,989	9,451,578
ResMed, Inc.	11,820	2,477,827
Stryker Corporation	27,962	5,562,481
Teleflex, Inc.	4,060	998,151
UnitedHealth Group, Inc.	86,277	44,314,455
Universal Health Services, Inc. Class BΔ	6,340	638,501
Vertex Pharmaceuticals, Inc.*	43,872	12,362,691
Viatris, Inc.	639,516	6,695,733
Waters Corporation*	10,349	3,425,312
West Pharmaceutical Services, Inc.	14,246	4,307,563
Zimmer Biomet Holdings, Inc.	10,144	1,065,729
Zoetis, Inc.	124,712	21,436,746
		373,546,134
Industrials — 7.1%
3M Co.	52,910	6,847,083
A.O. Smith Corporation	16,217	886,746
Alaska Air Group, Inc.*	10,021	401,341
American Airlines Group, Inc.Δ*	39,524	501,164
AMETEK, Inc.	16,745	1,840,108
Boeing Co. (The)*	38,792	5,303,642
C.H. Robinson Worldwide, Inc.	12,459	1,262,969
Carrier Global Corporation	63,362	2,259,489
Caterpillar, Inc.	48,061	8,591,384
Cintas Corporation	6,438	2,404,786
Copart, Inc.*	6,534	709,984
CSX Corporation	195,759	5,688,757
Cummins, Inc.	10,680	2,066,900
Deere & Co.	24,563	7,355,882
Delta Air Lines, Inc.*	64,874	1,879,400
Dover Corporation	13,712	1,663,540
	Shares	Value
Emerson Electric Co.	55,944	$ 4,449,786
Equifax, Inc.	11,124	2,033,245
Expeditors International of Washington, Inc.	6,818	664,482
Fastenal Co.	36,004	1,797,320
FedEx Corporation	12,522	2,838,863
Fortive Corporation	19,846	1,079,226
Fortune Brands Home & Security, Inc.	13,017	779,458
Generac Holdings, Inc.Δ*	4,876	1,026,788
General Dynamics Corporation	26,348	5,829,495
General Electric Co.	90,769	5,779,262
Honeywell International, Inc.	58,926	10,241,928
Howmet Aerospace, Inc.	32,372	1,018,099
Huntington Ingalls Industries, Inc.	2,805	610,985
IDEX Corporation	5,716	1,038,197
Illinois ToolWorks, Inc.	28,151	5,130,520
Ingersoll-Rand, Inc.	30,890	1,299,851
J.B. Hunt Transport Services, Inc.	9,677	1,523,837
Jacobs Engineering Group, Inc.	12,155	1,545,265
L3Harris Technologies, Inc.	20,606	4,980,470
Leidos Holdings, Inc.	10,893	1,097,034
Lockheed Martin Corporation	24,743	10,638,500
Masco Corporation	23,878	1,208,227
Norfolk Southern Corporation	19,839	4,509,206
Northrop Grumman Corporation	14,819	7,091,929
Old Dominion Freight Line, Inc.	7,428	1,903,648
Otis Worldwide Corporation	31,681	2,238,896
PACCAR, Inc.	30,598	2,519,439
Parker-Hannifin Corporation	8,815	2,168,931
Quanta Services, Inc.Δ	5,431	680,722
Raytheon Technologies Corporation	126,686	12,175,792
Republic Services, Inc.	27,745	3,630,988
Robert Half International, Inc.	4,920	368,459
Rockwell Automation, Inc.	11,922	2,376,174
Rollins, Inc.	21,375	746,415
Snap-on, Inc.	5,899	1,162,280
Southwest Airlines Co.*	54,434	1,966,156
Stanley Black & Decker, Inc.	10,352	1,085,511
Textron, Inc.	19,700	1,203,079
TransDigm Group, Inc.*	3,870	2,076,913
Union Pacific Corporation	60,280	12,856,518
United Airlines Holdings, Inc.*	1,891	66,979
United Parcel Service, Inc. Class B	59,797	10,915,344
United Rentals, Inc.*	2,876	698,609
Verisk Analytics, Inc.	12,729	2,203,263
W.W. Grainger, Inc.	3,321	1,509,162
Waste Management, Inc.	42,596	6,516,336
Westinghouse Air Brake Technologies Corporation	11,295	927,094
Xylem, Inc.	9,669	755,922
		200,627,778
Information Technology — 25.7%
Adobe, Inc.*	40,106	14,681,202
Advanced Micro Devices, Inc.*	136,143	10,410,855
Akamai Technologies, Inc.*	12,022	1,097,969
Amphenol Corporation Class A	76,272	4,910,391
Analog Devices, Inc.	53,079	7,754,311
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
ANSYS, Inc.*	6,671	$ 1,596,304
Apple, Inc.	1,342,912	183,602,929
Applied Materials, Inc.	71,724	6,525,450
Arista Networks, Inc.*	18,552	1,739,064
Autodesk, Inc.*	18,555	3,190,718
Automatic Data Processing, Inc.	42,735	8,976,059
Broadcom, Inc.	37,746	18,337,384
Broadridge Financial Solutions, Inc.	6,807	970,338
Cadence Design Systems, Inc.*	23,512	3,527,505
CDW Corporation	11,000	1,733,160
Ceridian HCM Holding, Inc.*	10,792	508,087
Cisco Systems, Inc.	396,955	16,926,161
Citrix Systems, Inc.	17,635	1,713,593
Cognizant Technology Solutions Corporation Class A	50,859	3,432,474
Corning, Inc.	81,585	2,570,743
DXC Technology Co.*	18,725	567,555
Enphase Energy, Inc.*	10,555	2,060,758
EPAM Systems, Inc.*	2,827	833,343
F5, Inc.*	6,504	995,372
Fidelity National Information Services, Inc.	47,995	4,399,702
Fiserv, Inc.*	52,804	4,697,972
FleetCor Technologies, Inc.*	6,254	1,314,028
Fortinet, Inc.Δ*	57,750	3,267,495
Gartner, Inc.*	5,295	1,280,490
Global Payments, Inc.	22,769	2,519,162
Hewlett Packard Enterprise Co.Δ	113,804	1,509,041
HP, Inc.Δ	103,716	3,399,811
Intel Corporation	365,545	13,675,038
International Business Machines Corporation	85,616	12,088,123
Intuit, Inc.	23,429	9,030,474
Jack Henry & Associates, Inc.Δ	11,540	2,077,431
Juniper Networks, Inc.	50,500	1,439,250
Keysight Technologies, Inc.*	13,420	1,849,947
KLA Corporation	11,211	3,577,206
Lam Research Corporation	10,705	4,561,936
Mastercard, Inc. Class A	74,548	23,518,403
Microchip Technology, Inc.	41,030	2,383,022
Micron Technology, Inc.	92,474	5,111,963
Microsoft Corporation	651,401	167,299,319
Monolithic Power Systems, Inc.	3,300	1,267,332
Motorola Solutions, Inc.	15,740	3,299,104
NetApp, Inc.	18,482	1,205,766
NortonLifeLock, Inc.	62,969	1,382,799
NVIDIA Corporation	208,525	31,610,305
ON Semiconductor Corporation*	37,328	1,877,972
Oracle Corporation	144,267	10,079,935
Paychex, Inc.	34,804	3,963,132
Paycom Software, Inc.*	3,850	1,078,462
PayPal Holdings, Inc.*	87,361	6,101,292
PTC, Inc.*	6,734	716,094
Qorvo, Inc.*	3,926	370,300
QUALCOMM, Inc.	96,730	12,356,290
Roper Technologies, Inc.	12,111	4,779,606
salesforce.com, Inc.*	83,416	13,766,977
ServiceNow, Inc.*	16,274	7,738,613
	Shares	Value
Skyworks Solutions, Inc.	9,298	$ 861,367
SolarEdge Technologies, Inc.*	4,244	1,161,498
Synopsys, Inc.*	14,009	4,254,533
Teledyne Technologies, Inc.*	5,365	2,012,465
Teradyne, Inc.Δ	9,806	878,127
Texas Instruments, Inc.	88,985	13,672,545
Trimble, Inc.*	19,275	1,122,383
Tyler Technologies, Inc.*	3,141	1,044,320
VeriSign, Inc.*	7,867	1,316,385
Visa, Inc. Class AΔ	144,588	28,467,931
Western Digital Corporation*	22,012	986,798
Zebra Technologies Corporation Class A*	4,187	1,230,769
		726,264,638
Materials — 2.1%
Air Products and Chemicals, Inc.	20,651	4,966,152
Albemarle Corporation	8,321	1,738,923
Avery Dennison Corporation	3,272	529,639
Ball Corporation	26,240	1,804,525
Celanese Corporation	9,582	1,126,939
CF Industries Holdings, Inc.	23,172	1,986,536
Corteva, Inc.	83,799	4,536,878
Dow, Inc.	82,656	4,265,876
DuPont de Nemours, Inc.	47,302	2,629,045
Eastman Chemical Co.	14,389	1,291,700
Ecolab, Inc.	16,680	2,564,717
FMC Corporation	14,783	1,581,929
Freeport-McMoRan, Inc.	112,863	3,302,371
International Flavors & Fragrances, Inc.	23,797	2,834,699
International Paper Co.	43,581	1,822,993
Martin Marietta Materials, Inc.	5,969	1,786,164
Mosaic Co. (The)	35,598	1,681,293
Newmont Corporation	75,968	4,533,011
Nucor Corporation	27,194	2,839,325
Packaging Corporation of America	13,571	1,866,012
PPG Industries, Inc.	18,443	2,108,773
Sealed Air Corporation	10,710	618,181
Sherwin-Williams Co. (The)	21,527	4,820,111
Vulcan Materials Co.	11,222	1,594,646
Westrock Co.	21,818	869,229
		59,699,667
Real Estate — 2.8%
Alexandria Real Estate Equities, Inc. REIT	11,494	1,666,975
American Tower Corporation REIT	37,022	9,462,453
AvalonBay Communities, Inc. REIT	11,730	2,278,552
Boston Properties, Inc. REIT	11,272	1,002,982
Camden Property Trust REIT	8,401	1,129,766
CBRE Group, Inc. Class A*	35,708	2,628,466
Crown Castle International Corporation REIT	38,898	6,549,645
Digital Realty Trust, Inc. REIT	25,560	3,318,455
Duke Realty Corporation REIT	32,547	1,788,458
Equinix, Inc. REIT	8,002	5,257,474
Equity Residential REIT	36,341	2,624,547

See Notes to Financial Statements.

	Shares	Value
Essex Property Trust, Inc. REIT	5,627	$ 1,471,517
Extra Space Storage, Inc. REIT	8,534	1,451,804
Federal Realty Investment Trust REIT	2,600	248,924
Healthpeak Properties, Inc. REIT	46,597	1,207,328
Host Hotels & Resorts, Inc. REIT	18,980	297,606
Iron Mountain, Inc. REIT	32,755	1,594,841
Kimco Realty Corporation REIT	56,971	1,126,317
Mid-America Apartment Communities, Inc. REIT	7,607	1,328,715
Prologis, Inc. REIT	61,392	7,222,769
Public Storage REIT	14,785	4,622,826
Realty Income Corporation REIT	65,287	4,456,491
Regency Centers Corporation REIT	15,104	895,818
SBA Communications Corporation REIT	9,082	2,906,694
Simon Property Group, Inc. REIT	25,427	2,413,531
UDR, Inc. REIT	16,995	782,450
Ventas, Inc. REIT	33,547	1,725,322
Vornado Realty Trust REIT	15,993	457,240
Welltower, Inc. REIT	42,774	3,522,439
Weyerhaeuser Co. REIT	57,740	1,912,349
		77,352,754
Utilities — 3.2%
AES Corporation (The)	56,201	1,180,783
Alliant Energy Corporation	22,632	1,326,462
Ameren Corporation	19,884	1,796,718
American Electric Power Co., Inc.	43,060	4,131,176
American Water Works Co., Inc.	16,760	2,493,385
Atmos Energy Corporation	8,640	968,544
CenterPoint Energy, Inc.	50,231	1,485,833
CMS Energy Corporation	24,417	1,648,148
Consolidated Edison, Inc.	54,284	5,162,408
Constellation Energy Corporation	21,977	1,258,403
Dominion Energy, Inc.	84,336	6,730,856
DTE Energy Co.	16,224	2,056,392
Duke Energy Corporation	81,288	8,714,886
Edison International	40,240	2,544,778
Entergy Corporation	21,410	2,411,622
Evergy, Inc.	17,247	1,125,367
Eversource Energy	30,559	2,581,319
Exelon Corporation	100,390	4,549,675
FirstEnergy Corporation	51,603	1,981,039
NextEra Energy, Inc.Δ	152,587	11,819,389
NiSource, Inc.	23,079	680,600
NRG Energy, Inc.	19,377	739,620
Pinnacle West Capital Corporation	4,108	300,377
PPL Corporation	38,698	1,049,877
Public Service Enterprise Group, Inc.	46,751	2,958,403
Sempra Energy	30,276	4,549,575
Southern Co. (The)Δ	114,019	8,130,695
WEC Energy Group, Inc.	33,758	3,397,405
	Shares	Value
Xcel Energy, Inc.	35,982	$ 2,546,086
		90,319,821
Total Common Stocks (Cost $1,802,075,910)		2,664,861,287
FOREIGN COMMON STOCKS — 3.2%
Curacao — 0.1%
Schlumberger NV	110,484	3,950,908
Ireland — 2.2%
Accenture PLC Class A	55,857	15,508,696
Allegion PLCΔ	11,277	1,104,018
Aon PLC Class A	19,060	5,140,101
Eaton Corporation PLC	34,612	4,360,766
Johnson Controls International PLC	65,453	3,133,890
Linde PLC	48,518	13,950,381
Medtronic PLC	123,226	11,059,533
Pentair PLC	6,692	306,293
Seagate Technology Holdings PLC	20,280	1,448,803
STERIS PLC	7,533	1,552,928
Trane Technologies PLC	16,206	2,104,673
Willis Towers Watson PLCΔ	12,561	2,479,416
		62,149,498
Jersey — 0.2%
Amcor PLC	225,378	2,801,448
Aptiv PLC*	21,684	1,931,394
		4,732,842
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,388,708
NXP Semiconductor NV	19,939	2,951,570
		5,340,278
Switzerland — 0.5%
Chubb, Ltd.	51,417	10,107,554
Garmin, Ltd.	8,253	810,857
TE Connectivity, Ltd.	28,610	3,237,221
		14,155,632
United Kingdom — 0.0%
Nielsen Holdings PLC	22,454	521,382
Total Foreign Common Stocks (Cost $69,729,408)		90,850,540
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	62,508,073	62,508,073
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	828,915	$ 828,915
Total Money Market Funds (Cost $63,336,988)		63,336,988
TOTAL INVESTMENTS — 99.9% (Cost $1,935,142,306)		2,819,048,815
Other Assets in Excess of Liabilities — 0.1%		3,875,630
NET ASSETS — 100.0%		$2,822,924,445
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	26.4
Health Care	13.7
Financials	11.1
Consumer Discretionary	10.0
Communication Services	8.9
Industrials	7.5
Consumer Staples	7.0
Energy	4.2
Utilities	3.2
Materials	2.8
Real Estate	2.8
Money Market Funds	2.3
99.9
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2022	343	$64,989,925	$(1,306,536)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$2,664,861,287	$2,664,861,287	$ —	$ —
Foreign Common Stocks	90,850,540	90,850,540	—	—
Money Market Funds	63,336,988	63,336,988	—	—
Total Assets - Investments in Securities	$2,819,048,815	$2,819,048,815	$ —	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Futures Contracts	$(1,306,536)	$(1,306,536)	$ —	$ —
Total Liabilities - Other Financial Instruments	$(1,306,536)	$(1,306,536)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 82.3%
Communication Services — 6.5%
Altice U.S.A., Inc. Class A*	610,458	$ 5,646,737
AT&T, Inc.Δ	119,364	2,501,870
Comcast Corporation Class A	421,989	16,558,848
Electronic Arts, Inc.	55,496	6,751,088
Fox Corporation Class A	87,554	2,815,737
Meta Platforms, Inc. Class A*	5,247	846,079
Paramount Global Class BΔ	92,334	2,278,803
T-Mobile US, Inc.Δ*	58,484	7,868,437
Verizon Communications, Inc.	394,219	20,006,614
Walt Disney Co. (The)*	51,979	4,906,818
Warner Bros Discovery, Inc.*	139,391	1,870,627
		72,051,658
Consumer Discretionary — 6.8%
Advance Auto Parts, Inc.Δ	78,533	13,593,277
Aramark	241,583	7,399,687
Darden Restaurants, Inc.	26,565	3,005,033
Dick's Sporting Goods, Inc.Δ	20,694	1,559,707
Dollar General Corporation	57,360	14,078,438
Lennar Corporation Class A	61,656	4,351,064
Lithia Motors, Inc.Δ	22,153	6,087,866
Lowe’s Cos., Inc.	62,782	10,966,132
Ralph Lauren Corporation	38,319	3,435,298
Starbucks Corporation	61,145	4,670,867
Target Corporation	44,729	6,317,077
		75,464,446
Consumer Staples — 5.6%
Church & Dwight Co., Inc.	60,123	5,570,997
Colgate-Palmolive Co.	62,016	4,969,962
Conagra Brands, Inc.	368,659	12,622,884
Keurig Dr. Pepper, Inc.	14,800	523,772
Kimberly-Clark Corporation	86,215	11,651,957
Lamb Weston Holdings, Inc.Δ	85,426	6,104,542
Mondelez International, Inc. Class A	103,527	6,427,992
PepsiCo, Inc.	47,073	7,845,186
Walmart, Inc.	53,758	6,535,898
		62,253,190
Energy — 6.5%
Baker Hughes Co.	153,735	4,438,330
Chevron Corporation	56,638	8,200,050
Exxon Mobil Corporation	191,552	16,404,513
Halliburton Co.	124,792	3,913,477
Hess Corporation	142,565	15,103,336
Phillips 66	168,989	13,855,408
Pioneer Natural Resources Co.	25,388	5,663,555
Valero Energy Corporation	40,148	4,266,929
		71,845,598
Financials — 17.7%
Aflac, Inc.	79,664	4,407,809
Allstate Corporation (The)	195,686	24,799,287
American Express Co.	35,581	4,932,238
American International Group, Inc.	195,684	10,005,323
Ameriprise Financial, Inc.	14,528	3,453,015
Apollo Global Management, Inc.	31,891	1,546,076
	Shares	Value
Bank of New York Mellon Corporation (The)	247,896	$ 10,339,742
Berkshire Hathaway, Inc. Class B*	68,375	18,667,742
BlackRock, Inc.	20,237	12,325,142
Cincinnati Financial Corporation	35,289	4,198,685
Citigroup, Inc.	32,849	1,510,726
Intercontinental Exchange, Inc.	41,174	3,872,003
JPMorgan Chase & Co.	155,552	17,516,711
M&T Bank Corporation	85,285	13,593,576
Marsh & McLennan Cos., Inc.Δ	30,533	4,740,248
MetLife, Inc.	73,651	4,624,546
Morgan Stanley	33,500	2,548,010
Northern Trust Corporation	75,592	7,293,116
Progressive Corporation (The)	63,317	7,361,868
Reinsurance Group of America, Inc.	89,047	10,444,323
Signature Bank	10,974	1,966,651
Truist Financial Corporation	162,768	7,720,086
U.S. Bancorp	83,020	3,820,580
Wells Fargo & Co.	364,557	14,279,698
		195,967,201
Health Care — 9.1%
Amgen, Inc.	9,895	2,407,453
Anthem, Inc.	31,498	15,200,305
Becton, Dickinson and Co.	19,695	4,855,408
Centene Corporation*	74,405	6,295,407
CVS Health Corporation	120,324	11,149,222
Gilead Sciences, Inc.	42,327	2,616,232
Henry Schein, Inc.*	79,102	6,070,287
Humana, Inc.	22,661	10,606,934
McKesson Corporation	20,317	6,627,609
Molina Healthcare, Inc.*	19,596	5,479,238
Quest Diagnostics, Inc.	36,156	4,808,025
UnitedHealth Group, Inc.	20,685	10,624,437
Zimmer Biomet Holdings, Inc.	138,728	14,574,764
		101,315,321
Industrials — 8.2%
AECOM	67,224	4,384,349
Deere & Co.	39,541	11,841,343
Emerson Electric Co.	80,211	6,379,983
Fastenal Co.	87,491	4,367,551
General Electric Co.	44,066	2,805,682
J.B. Hunt Transport Services, Inc.	87,828	13,830,275
Norfolk Southern Corporation	25,279	5,745,664
Raytheon Technologies CorporationΔ	122,899	11,811,823
Southwest Airlines Co.*	131,022	4,732,515
Stanley Black & Decker, Inc.	54,247	5,688,340
Textron, Inc.	65,857	4,021,887
United Parcel Service, Inc. Class B	58,881	10,748,138
Vertiv Holdings Co.	583,751	4,798,433
		91,155,983
Information Technology — 10.2%
Apple, Inc.	62,812	8,587,657
Broadcom, Inc.	27,956	13,581,304
Cisco Systems, Inc.	307,873	13,127,705
Cognizant Technology Solutions Corporation Class A	107,320	7,243,027

See Notes to Financial Statements.

	Shares	Value
Corning, Inc.	57,302	$ 1,805,586
F5, Inc.*	46,595	7,130,899
Fidelity National Information Services, Inc.	171,443	15,716,180
Fiserv, Inc.*	31,950	2,842,592
HP, Inc.Δ	65,703	2,153,744
International Business Machines Corporation	35,560	5,020,716
Juniper Networks, Inc.	90,156	2,569,446
Microsoft Corporation	20,246	5,199,780
ON Semiconductor Corporation*	82,764	4,163,857
Oracle Corporation	58,383	4,079,220
Paychex, Inc.	44,304	5,044,896
QUALCOMM, Inc.	29,369	3,751,596
Texas Instruments, Inc.	71,700	11,016,705
		113,034,910
Materials — 5.5%
Air Products and Chemicals, Inc.	82,492	19,837,676
Axalta Coating Systems, Ltd.*	282,816	6,253,062
Corteva, Inc.	96,022	5,198,631
DuPont de Nemours, Inc.	133,842	7,438,938
Freeport-McMoRan, Inc.	91,334	2,672,433
International Flavors & Fragrances, Inc.	111,250	13,252,100
Sonoco Products Co.	100,636	5,740,278
		60,393,118
Real Estate — 1.8%
Crown Castle International Corporation REIT	37,965	6,392,547
Jones Lang LaSalle, Inc.*	10,825	1,892,859
Public Storage REIT	20,054	6,270,284
STORE Capital Corporation REIT	151,149	3,941,966
Weyerhaeuser Co. REIT	52,873	1,751,154
		20,248,810
Utilities — 4.4%
AES Corporation (The)	169,610	3,563,506
Atmos Energy Corporation	105,341	11,808,726
Dominion Energy, Inc.	76,610	6,114,244
Duke Energy Corporation	73,796	7,911,669
Edison International	102,431	6,477,736
Pinnacle West Capital Corporation	168,112	12,292,350
		48,168,231
Total Common Stocks (Cost $853,904,299)		911,898,466
FOREIGN COMMON STOCKS — 13.3%
Canada — 0.6%
Open Text Corporation	181,287	6,859,900
	Shares	Value
France — 1.6%
Sodexo SA	67,069	$ 4,744,082
TotalEnergies SE ADRΔ	252,363	13,284,388
		18,028,470
Germany — 0.4%
Siemens AG	45,396	4,666,550
Ireland — 5.6%
Johnson Controls International PLC	90,151	4,316,430
Medtronic PLC	372,379	33,421,015
nVent Electric PLC	159,613	5,000,675
STERIS PLC	30,506	6,288,812
Willis Towers Watson PLC	63,361	12,506,828
		61,533,760
Japan — 0.3%
Nintendo Co., Ltd. ADRΔ	62,855	3,382,856
Jersey — 0.3%
Aptiv PLC*	41,113	3,661,935
Singapore — 0.2%
Flex, Ltd.*	179,718	2,600,520
Switzerland — 2.8%
Nestle SA ADR	50,512	5,879,091
Novartis AG	70,768	5,999,756
Roche Holding AG	41,751	13,957,353
TE Connectivity, Ltd.	43,681	4,942,505
		30,778,705
United Kingdom — 1.5%
Unilever PLC ADRΔ	354,488	16,246,185
Total Foreign Common Stocks (Cost $161,447,157)		147,758,881
MUTUAL FUNDS — 0.6%
iShares Russell 1000 Value ETF (Cost $8,067,387)	49,747	7,211,822
MONEY MARKET FUNDS — 4.3%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	43,822,333	43,822,333
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	3,386,777	$ 3,386,777
Total Money Market Funds (Cost $47,209,110)		47,209,110
TOTAL INVESTMENTS — 100.5% (Cost $1,070,627,953)		1,114,078,279
Liabilities in Excess of Other Assets — (0.5)%		(6,080,104)
NET ASSETS — 100.0%		$1,107,998,175
PORTFOLIO SUMMARY (based on net assets)
%
Financials	18.8
Health Care	14.5
Information Technology	11.5
Industrials	9.5
Energy	7.7
Consumer Staples	7.6
Consumer Discretionary	7.5
Communication Services	6.8
Materials	5.5
Utilities	4.4
Money Market Funds	4.3
Real Estate	1.8
Mutual Funds	0.6
100.5
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/22	U.S. Dollars	16,825,337	British Pounds	13,695,146	BOA	$ 123,308
09/30/22	U.S. Dollars	22,706,562	Euro	21,468,491	JPM	55,619
Subtotal Appreciation						$ 178,927
09/30/22	U.S. Dollars	568,016	Euro	540,050	JPM	$ (1,779)
09/30/22	Euro	520,130	U.S. Dollars	552,270	JPM	(3,492)
09/30/22	British Pounds	750,440	U.S. Dollars	922,186	BOA	(6,981)
09/30/22	U.S. Dollars	19,437,040	Swiss Francs	18,596,011	MSCS	(177,418)
Subtotal Depreciation						$(189,670)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ (10,743)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 911,898,466	$ 911,898,466	$ —	$ —
Foreign Common Stocks:
France	18,028,470	13,284,388	4,744,082	—
Germany	4,666,550	—	4,666,550	—
Switzerland	30,778,705	10,821,596	19,957,109	—
Other ^^	94,285,156	94,285,156	—	—
Total Foreign Common Stocks	147,758,881	118,391,140	29,367,741	—
Money Market Funds	47,209,110	47,209,110	—	—
Mutual Funds	7,211,822	7,211,822	—	—
Total Assets - Investments in Securities	$1,114,078,279	$1,084,710,538	$29,367,741	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 178,927	$ —	$ 178,927	$ —
Total Assets - Other Financial Instruments	$ 178,927	$ —	$ 178,927	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (189,670)	$ —	$ (189,670)	$ —
Total Liabilities - Other Financial Instruments	$ (189,670)	$ —	$ (189,670)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Forward Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 82.0%
Communication Services — 9.9%
Alphabet, Inc. Class A*	19,786	$ 43,118,838
Alphabet, Inc. Class C*	14,089	30,818,983
Charter Communications, Inc. Class A*	5,771	2,703,887
Live Nation Entertainment, Inc.Δ*	128,111	10,579,406
Match Group, Inc.*	69,780	4,862,968
Meta Platforms, Inc. Class A*	99,856	16,101,780
Netflix, Inc.*	55,073	9,630,616
Sea, Ltd. ADR*	78,661	5,259,274
Snap, Inc. Class A*	4,466	58,639
Walt Disney Co. (The)*	92,437	8,726,053
Warner Music Group Corporation Class A	110,131	2,682,791
		134,543,235
Consumer Discretionary — 12.1%
Airbnb, Inc. Class A*	24,374	2,171,236
Amazon.com, Inc.*	593,440	63,029,262
AutoZone, Inc.*	4,268	9,172,444
Carvana Co.Δ*	1,133	25,583
Chipotle Mexican Grill, Inc.*	1,619	2,116,454
DoorDash, Inc. Class A*	31,159	1,999,473
Etsy, Inc.Δ*	2,686	196,642
Floor & Decor Holdings, Inc. Class AΔ*	40,980	2,580,101
Lowe’s Cos., Inc.	43,307	7,564,434
Marriott International, Inc. Class A	117,618	15,997,224
MercadoLibre, Inc.*	165	105,084
NIKE, Inc. Class B	95,969	9,808,032
Starbucks Corporation	235,415	17,983,352
Tapestry, Inc.	49,496	1,510,618
Target Corporation	14,606	2,062,805
Tesla, Inc.*	28,656	19,297,524
Wayfair, Inc. Class AΔ*	531	23,130
Yum China Holdings, Inc.	56,064	2,719,104
Yum! Brands, Inc.	40,899	4,642,445
		163,004,947
Consumer Staples — 3.8%
Coca-Cola Co. (The)	132,598	8,341,740
Costco Wholesale Corporation	37,548	17,996,006
Estee Lauder Cos., Inc. (The) Class A	42,183	10,742,745
Monster Beverage Corporation*	150,439	13,945,695
		51,026,186
Energy — 0.4%
ConocoPhillips	63,066	5,663,957
Financials — 3.0%
Apollo Global Management, Inc.	211,528	10,254,877
Blackstone, Inc.	63,420	5,785,807
Capital One Financial Corporation	11,235	1,170,575
Charles Schwab Corporation (The)	86,396	5,458,499
FactSet Research Systems, Inc.	15,636	6,013,137
Morgan Stanley	42,364	3,222,206
MSCI, Inc.	1,910	787,206
	Shares	Value
SEI Investments Co.	89,104	$ 4,813,398
SVB Financial Group*	9,000	3,554,910
		41,060,615
Health Care — 11.3%
10X Genomics, Inc. Class A*	34,120	1,543,930
ABIOMED, Inc.*	32,622	8,074,271
Align Technology, Inc.*	9,268	2,193,457
Alnylam Pharmaceuticals, Inc.*	1,318	192,230
Amgen, Inc.	19,706	4,794,470
CVS Health Corporation	66,086	6,123,529
DexCom, Inc.*	109,568	8,166,103
Edwards Lifesciences Corporation*	38,893	3,698,335
Eli Lilly and Co.	20,490	6,643,473
Exact Sciences CorporationΔ*	9,236	363,806
HCA Healthcare, Inc.	30,569	5,137,426
Illumina, Inc.*	29,697	5,474,939
Intuitive Surgical, Inc.*	29,114	5,843,471
McKesson Corporation	31,884	10,400,880
Moderna, Inc.*	1,981	282,986
Regeneron Pharmaceuticals, Inc.*	26,445	15,632,433
Sarepta Therapeutics, Inc.*	35,250	2,642,340
Seagen, Inc.Δ*	17,438	3,085,480
Stryker Corporation	51,087	10,162,737
UnitedHealth Group, Inc.	51,664	26,536,180
Veeva Systems, Inc. Class A*	10,497	2,078,826
Vertex Pharmaceuticals, Inc.*	37,080	10,448,773
Zoetis, Inc.	73,626	12,655,573
		152,175,648
Industrials — 6.1%
Boeing Co. (The)Δ*	102,342	13,992,198
Copart, Inc.*	116,202	12,626,509
CoStar Group, Inc.*	234,158	14,145,485
Deere & Co.	42,682	12,781,979
Equifax, Inc.	52,745	9,640,731
Expeditors International of Washington, Inc.	59,142	5,763,979
Rockwell Automation, Inc.	10,688	2,130,225
Uber Technologies, Inc.*	175,680	3,594,413
United Parcel Service, Inc. Class B	26,372	4,813,945
Verisk Analytics, Inc.	18,864	3,265,170
		82,754,634
Information Technology — 35.0%
Adobe, Inc.*	25,870	9,469,972
Advanced Micro Devices, Inc.*	115,978	8,868,838
Amphenol Corporation Class A	47,484	3,057,020
Apple, Inc.	786,762	107,566,101
Autodesk, Inc.*	59,604	10,249,504
Block, Inc.Δ*	142,025	8,728,856
Cloudflare, Inc. Class A*	52,804	2,310,175
Cognizant Technology Solutions Corporation Class A	42,593	2,874,602
Datadog, Inc. Class A*	18,892	1,799,274
Enphase Energy, Inc.Δ*	2,739	534,762
Guidewire Software, Inc.*	68,619	4,871,263

See Notes to Financial Statements.

	Shares	Value
HubSpot, Inc.*	470	$ 141,305
International Business Machines Corporation	10,868	1,534,453
Intuit, Inc.	48,415	18,661,078
Lam Research Corporation	25,124	10,706,593
Mastercard, Inc. Class A	71,862	22,671,024
Microsoft Corporation	385,647	99,045,719
MongoDB, Inc.*	2,025	525,487
NVIDIA Corporation	213,158	32,312,621
Oracle Corporation	269,002	18,795,170
PayPal Holdings, Inc.*	185,587	12,961,396
QUALCOMM, Inc.	57,212	7,308,261
salesforce.com, Inc.*	134,547	22,205,637
ServiceNow, Inc.*	24,873	11,827,609
Snowflake, Inc. Class A*	22,785	3,168,482
Synopsys, Inc.*	12,495	3,794,731
Texas Instruments, Inc.	68,263	10,488,610
Trade Desk, Inc. (The) Class A*	2,395	100,327
Twilio, Inc. Class A*	18,740	1,570,599
Unity Software, Inc.Δ*	86,169	3,172,743
Visa, Inc. Class AΔ	146,874	28,918,022
Workday, Inc. Class A*	24,173	3,374,067
		473,614,301
Materials — 0.4%
Freeport-McMoRan, Inc.	122,379	3,580,810
Sherwin-Williams Co. (The)	10,878	2,435,693
		6,016,503
Total Common Stocks (Cost $1,098,180,142)		1,109,860,026
FOREIGN COMMON STOCKS — 4.7%
Canada — 0.5%
Shopify, Inc. Class A*	204,950	6,402,638
China — 0.4%
Alibaba Group Holding, Ltd. ADR*	51,058	5,804,274
Ireland — 1.9%
Accenture PLC Class A	49,454	13,730,903
Linde PLC	32,861	9,448,523
Trane Technologies PLC	18,354	2,383,634
		25,563,060
Israel — 0.0%
Fiverr International, Ltd.Δ*	15,394	529,400
Netherlands — 0.2%
ASML Holding NV	4,074	1,938,735
	Shares	Value
Switzerland — 1.3%
Novartis AG ADR	121,727	$ 10,289,583
Roche Holding AG ADR	179,124	7,471,262
		17,760,845
United Kingdom — 0.4%
Atlassian Corporation PLC Class A*	27,755	5,201,287
Total Foreign Common Stocks (Cost $81,503,379)		63,200,239
MONEY MARKET FUNDS — 12.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	173,928,667	173,928,667
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	33,300	33,300
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	203,208	203,208
Total Money Market Funds (Cost $174,165,175)		174,165,175
TOTAL INVESTMENTS — 99.6% (Cost $1,353,848,696)		1,347,225,440
Other Assets in Excess of Liabilities — 0.4%		6,082,914
NET ASSETS — 100.0%		$1,353,308,354
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	37.1
Money Market Funds	12.9
Health Care	12.6
Consumer Discretionary	12.5
Communication Services	9.9
Industrials	6.3
Consumer Staples	3.8
Financials	3.0
Materials	1.1
Energy	0.4
99.6
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2022	577	$109,327,075	$1,075,255
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,109,860,026	$1,109,860,026	$ —	$ —
Foreign Common Stocks	63,200,239	63,200,239	—	—
Money Market Funds	174,165,175	174,165,175	—	—
Total Assets - Investments in Securities	$1,347,225,440	$1,347,225,440	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 1,075,255	$ 1,075,255	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,075,255	$ 1,075,255	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 93.4%
Communication Services — 1.6%
ATN International, Inc.	20,605	$ 966,581
Bandwidth, Inc. Class AΔ*	41,413	779,393
comScore, Inc.Δ*	36,719	75,641
Consolidated Communications Holdings, Inc.Δ*	25,545	178,815
Entravision Communications Corporation Class AΔ	215,206	981,339
Integral Ad Science Holding CorporationΔ*	144,400	1,433,892
Loyalty Ventures, Inc.Δ	1,000	3,570
Nexstar Media Group, Inc. Class A	4,341	707,062
Telephone & Data Systems, Inc.Δ	79,020	1,247,726
Townsquare Media, Inc. Class AΔ*	18,671	152,915
TrueCar, Inc.Δ*	50,464	130,702
United States Cellular CorporationΔ*	14,658	424,496
Yelp, Inc.*	47,876	1,329,516
Ziff Davis, Inc.Δ*	29,769	2,218,684
		10,630,332
Consumer Discretionary — 10.6%
2U, Inc.Δ*	59,928	627,446
Aaron's Co., Inc. (The)Δ	29,281	426,039
Adtalem Global Education, Inc.*	20,648	742,709
American Axle & Manufacturing Holdings, Inc.*	115,383	868,834
American Eagle Outfitters, Inc.Δ	123,917	1,385,392
American Outdoor Brands, Inc.Δ*	14,595	138,798
American Public Education, Inc.*	13,903	224,672
BARK, Inc.	63,700	81,536
Bassett Furniture Industries, Inc.Δ	7,683	139,216
Beazer Homes U.S.A., Inc.Δ*	44,065	531,865
Bluegreen Vacations Holding Corporation*	4,196	104,732
Boot Barn Holdings, Inc.*	19,800	1,364,418
Brinker International, Inc.*	43,706	962,843
Brunswick Corporation	32,262	2,109,290
Callaway Golf Co.Δ*	111,400	2,272,560
Chuy's Holdings, Inc.Δ*	27,136	540,549
Container Store Group, Inc. (The)*	20,406	127,129
Cooper-Standard Holdings, Inc.*	15,229	75,993
Cracker Barrel Old Country Store, Inc.Δ	13,782	1,150,659
Dana, Inc.Δ	94,762	1,333,301
Dave & Buster's Entertainment, Inc.Δ*	34,817	1,141,301
Dillard's, Inc. Class AΔ	3,545	781,921
Foot Locker, Inc.	9,068	228,967
Frontdoor, Inc.	38,320	922,746
Genesco, Inc.Δ*	12,726	635,155
Goodyear Tire & Rubber Co. (The)Δ*	133,146	1,425,994
Grand Canyon Education, Inc.*	2,293	215,978
Group 1 Automotive, Inc.	876	148,745
Haverty Furniture Cos., Inc.	10,769	249,625
Helen of Troy, Ltd.Δ*	8,558	1,389,905
Hibbett, Inc.Δ	15,204	664,567
Hilton Grand Vacations, Inc.*	60,700	2,168,811
Hooker Furnishings Corporation	2,629	40,881
	Shares	Value
Jack in the Box, Inc.Δ	15,194	$ 851,776
KB Home	57,019	1,622,761
La-Z-Boy, Inc.	42,047	996,934
Leslie's, Inc.Δ*	202,800	3,078,504
Lifetime Brands, Inc.Δ	1,557	17,189
LL Flooring Holdings, Inc.Δ*	3,162	29,628
Macy’s, Inc.	64,860	1,188,235
Malibu Boats, Inc. Class A*	83,848	4,419,628
MarineMax, Inc.Δ*	52,267	1,887,884
Modine Manufacturing Co.Δ*	36,682	386,261
Mohawk Industries, Inc.Δ*	7,012	870,119
Movado Group, Inc.Δ	15,399	476,291
National Vision Holdings, Inc.Δ*	90,600	2,491,500
ODP Corporation (The)Δ*	1,722	52,073
OneSpaWorld Holdings, Ltd.Δ*	216,200	1,550,154
OneWater Marine, Inc. Class AΔ	32,564	1,076,240
Penske Automotive Group, Inc.	22,360	2,340,868
Perdoceo Education Corporation*	60,143	708,485
Planet Fitness, Inc. Class A*	35,800	2,434,758
PowerSchool Holdings, Inc. Class A*	139,000	1,674,950
PVH Corporation	2,274	129,391
Red Robin Gourmet Burgers, Inc.*	39,660	318,470
Skyline Champion Corporation*	40,919	1,940,379
Smith & Wesson Brands, Inc.	26,760	351,359
Solo Brands, Inc. Class AΔ*	61,011	247,705
Sonic Automotive, Inc. Class AΔ	15,270	559,340
Steven Madden, Ltd.Δ	74,646	2,404,348
Tapestry, Inc.	78,899	2,407,997
Taylor Morrison Home Corporation Class A*	86,226	2,014,239
Texas Roadhouse, Inc.	33,389	2,444,075
Tilly's, Inc. Class AΔ	23,850	167,427
Unifi, Inc.*	10,653	149,781
Universal Electronics, Inc.*	6,454	165,029
Vera Bradley, Inc.*	27,986	121,459
Visteon Corporation*	26,100	2,703,438
VOXX International Corporation*	7,408	68,968
Wendy's Co. (The)	60,134	1,135,330
Wingstop, Inc.	13,400	1,001,918
		71,707,468
Consumer Staples — 3.4%
Andersons, Inc. (The)Δ	15,486	510,883
BJ's Wholesale Club Holdings, Inc.*	108,319	6,750,440
Edgewell Personal Care Co.	99,686	3,441,161
Fresh Del Monte Produce, Inc.	15,064	444,840
Hain Celestial Group, Inc. (The)	22,800	541,272
Herbalife Nutrition, Ltd.*	60,257	1,232,256
J&J Snack Foods Corporation	16,521	2,307,323
Landec CorporationΔ*	2,392	23,848
Nature's Sunshine Products, Inc.Δ*	6,866	73,260
Simply Good Foods Co. (The)*	74,100	2,798,757
SpartanNash Co.	22,336	673,877
Spectrum Brands Holdings, Inc.	41,827	3,430,650
Vita Coco Co., Inc. (The)Δ*	98,400	963,336
		23,191,903

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Energy — 3.6%
Cactus, Inc. Class A	34,600	$ 1,393,342
ChampionX Corporation*	74,707	1,482,934
Chesapeake Energy CorporationΔ	13,006	1,054,787
Dorian LPG, Ltd.Δ	26,950	409,640
Earthstone Energy, Inc. Class AΔ*	96,360	1,315,314
Enviva, Inc.Δ	13,053	746,893
Matador Resources Co.Δ	62,900	2,930,511
NCS Multistage Holdings, Inc.*	1,271	38,893
Newpark Resources, Inc.Δ*	19,520	60,317
Oil States International, Inc.Δ*	15,317	83,018
Par Pacific Holdings, Inc.*	4,750	74,052
Patterson-UTI Energy, Inc.	219,091	3,452,874
PBF Energy, Inc. Class A	22,636	656,897
PDC Energy, Inc.	62,362	3,842,123
Plains GP Holdings LP Class A*	26,404	272,489
REX American Resources Corporation*	3,400	288,320
SFL Corporation, Ltd.	114,452	1,086,149
SM Energy Co.	31,900	1,090,661
Southwestern Energy Co.*	341,742	2,135,887
Whiting Petroleum Corporation	7,244	492,809
World Fuel Services Corporation	50,611	1,035,501
		23,943,411
Financials — 19.1%
1st Source CorporationΔ	2,904	131,842
Alerus Financial CorporationΔ	755	17,977
Amalgamated Financial CorporationΔ	6,874	135,968
A-Mark Precious Metals, Inc.Δ	39,190	1,263,877
American Equity Investment Life Holding Co.	85,310	3,119,787
American National Bankshares, Inc.Δ	938	32,464
Ameris Bancorp	39,493	1,586,829
Argo Group International Holdings, Ltd.	19,457	717,185
Associated Banc-Corp	79,768	1,456,564
Atlantic Union Bankshares Corporation	10,319	350,020
Axis Capital Holdings, Ltd.	42,437	2,422,728
Banc of California, Inc.	26,881	473,643
Bank of Marin Bancorp	3,674	116,760
Bank of Princeton (The)Δ	659	18,096
BankUnited, Inc.	65,827	2,341,466
Bankwell Financial Group, Inc.	2,094	65,019
Banner Corporation	5,237	294,372
Bar Harbor BanksharesΔ	847	21,903
BCB Bancorp, Inc.Δ	4,058	69,108
Berkshire Hills Bancorp, Inc.	22,021	545,460
Bridgewater Bancshares, Inc.Δ*	2,093	33,781
Business First Bancshares, Inc.Δ	4,051	86,327
Byline Bancorp, Inc.Δ	7,613	181,189
Camden National CorporationΔ	3,069	135,189
Capital Bancorp, Inc.Δ	1,914	41,534
Capital City Bank Group, Inc.Δ	3,059	85,315
Capstar Financial Holdings, Inc.	7,142	140,126
Carter Bankshares, Inc.Δ*	4,492	59,294
CBTX, Inc.Δ	3,560	94,660
	Shares	Value
Central Pacific Financial CorporationΔ	19,321	$ 414,435
Central Valley Community BancorpΔ	3,595	52,127
Chemung Financial Corporation	792	37,224
City Holding Co.Δ	18,840	1,504,939
Civista Bancshares, Inc.Δ	3,171	67,415
CNB Financial Corporation	2,308	55,831
CNO Financial Group, Inc.	76,319	1,380,611
Comerica, Inc.	2,744	201,355
Community Trust Bancorp, Inc.Δ	4,674	189,017
Compass Diversified Holdings	108,957	2,333,859
ConnectOne Bancorp, Inc.	25,813	631,128
Cowen, Inc. Class AΔ	32,520	770,399
Customers Bancorp, Inc.*	6,200	210,180
Donegal Group, Inc. Class A	4,196	71,542
Donnelley Financial Solutions, Inc.*	41,080	1,203,233
Eagle Bancorp, Inc.	21,733	1,030,362
eHealth, Inc.*	7,400	69,042
Employers Holdings, Inc.	16,334	684,231
Enact Holdings, Inc.Δ	11,063	237,633
Enova International, Inc.*	20,060	578,129
Enterprise Financial Services Corporation	29,258	1,214,207
Essent Group, Ltd.	49,096	1,909,834
Evercore, Inc. Class AΔ	12,600	1,179,486
EZCORP, Inc. Class AΔ*	31,780	238,668
FB Financial CorporationΔ	4,899	192,139
Financial Institutions, Inc.Δ	6,671	173,579
First American Financial Corporation	8,193	433,574
First BanCorp	37,336	1,303,026
First BanCorp (New York Exchange)	276,036	3,563,625
First Business Financial Services, Inc.Δ	1,600	49,904
First Commonwealth Financial Corporation	29,908	401,365
First Financial BancorpΔ	79,598	1,544,201
First Financial CorporationΔ	8,039	357,735
First Foundation, Inc.Δ	51,959	1,064,120
First Hawaiian, Inc.	13,666	310,355
First Internet BancorpΔ	2,695	99,230
First Interstate BancSystem, Inc. Class A	92,334	3,518,849
First Merchants Corporation	10,008	356,485
First Mid Bancshares, Inc.Δ	7,747	276,335
First of Long Island Corporation (The)Δ	2,180	38,215
First Savings Financial Group, Inc.	847	20,277
FNB Corporation	201,082	2,183,750
Focus Financial Partners, Inc. Class A*	91,147	3,104,467
FS Bancorp, Inc.	1,299	37,294
Genworth Financial, Inc. Class A*	296,428	1,046,391
Great Southern Bancorp, Inc.Δ	2,916	170,761
Green Dot Corporation Class A*	2,000	50,220
Greenlight Capital Re, Ltd. Class AΔ*	14,046	108,576
Guaranty Bancshares, Inc.Δ	1,671	60,574
Hamilton Lane, Inc. Class A	67,738	4,550,639
Hanmi Financial Corporation	21,692	486,768

See Notes to Financial Statements.

	Shares	Value
HarborOne Bancorp, Inc.Δ	23,598	$ 325,416
HBT Financial, Inc.Δ	4,785	85,508
Heartland Financial U.S.A., Inc.	3,963	164,623
Heritage Commerce CorporationΔ	1,977	21,134
Heritage Financial CorporationΔ	9,172	230,768
Heritage Insurance Holdings, Inc.	10,077	26,603
Home Bancorp, Inc.Δ	752	25,666
Home BancShares, Inc.	78,676	1,634,101
HomeStreet, Inc.Δ	16,006	554,928
HomeTrust Bancshares, Inc.Δ	5,585	139,625
Horace Mann Educators CorporationΔ	1,921	73,728
Horizon Bancorp, Inc.Δ	3,780	65,848
Independent Bank CorporationΔ	31,851	2,529,925
Independent Bank Corporation (NASDAQ Exchange)Δ	7,366	142,016
Independent Bank Group, Inc.Δ	45,653	3,100,295
Investar Holding CorporationΔ	1,728	37,843
Jackson Financial, Inc. Class AΔ*	24,140	645,745
James River Group Holdings, Ltd.Δ	20,837	516,341
Kearny Financial CorporationΔ	5,085	56,494
Kemper Corporation	31,353	1,501,809
Lakeland Bancorp, Inc.Δ	14,986	219,095
Lakeland Financial CorporationΔ	2,148	142,670
Luther Burbank CorporationΔ	1,695	22,120
Macatawa Bank CorporationΔ	5,603	49,531
Mercantile Bank CorporationΔ	2,240	71,568
Merchants BancorpΔ	9,492	215,184
Midland States Bancorp, Inc.Δ	8,776	210,975
MidWestOne Financial Group, Inc.Δ	2,800	83,216
MVB Financial Corporation	70,900	2,205,699
Navient CorporationΔ	104,744	1,465,369
NBT Bancorp, Inc.Δ	6,200	233,058
Nicolet Bankshares, Inc.Δ*	3,908	282,705
NMI Holdings, Inc. Class A*	96,263	1,602,779
Northfield Bancorp, Inc.Δ	2,683	34,959
Northrim BanCorp, Inc.	2,485	100,046
OceanFirst Financial CorporationΔ	24,813	474,673
Ocwen Financial Corporation*	2,219	60,801
OFG Bancorp	28,220	716,788
Old National BancorpΔ	331,511	4,903,048
Old Second Bancorp, Inc.Δ	7,818	104,605
Oportun Financial CorporationΔ	15,500	128,185
Origin Bancorp, Inc.	17,380	674,344
Oscar Health, Inc. Class AΔ	40,639	172,716
Pacific Premier Bancorp, Inc.	103,442	3,024,644
Patria Investments, Ltd. Class AΔ	25,259	333,924
Peapack-Gladstone Financial CorporationΔ	8,385	249,034
PennyMac Financial Services, Inc.	25,143	1,099,001
Piper Sandler Cos.	1,008	114,267
Preferred Bank	1,032	70,197
Premier Financial Corporation	16,886	428,060
Primis Financial CorporationΔ	7,740	105,496
ProAssurance CorporationΔ	52,487	1,240,268
Professional Holding Corporation Class AΔ*	4,161	83,428
PROG Holdings, Inc.Δ	55,568	916,872
Provident Financial Services, Inc.Δ	28,332	630,670
	Shares	Value
QCR Holdings, Inc.Δ	14,461	$ 780,749
Radian Group, Inc.	53,342	1,048,170
RBB BancorpΔ	5,652	116,827
Reinsurance Group of America, Inc.	5,683	666,559
S&T Bancorp, Inc.	5,799	159,067
Selective Insurance Group, Inc.	33,373	2,901,449
Selectquote, Inc.Δ	32,900	81,592
Sierra BancorpΔ	3,150	68,449
Silvergate Capital Corporation Class A*	19,500	1,043,835
SLM CorporationΔ	12,058	192,205
SmartFinancial, Inc.Δ	2,428	58,660
South Plains Financial, Inc.Δ	476	11,491
SouthState Corporation	59,589	4,597,291
Stewart Information Services Corporation	18,152	903,062
Stifel Financial CorporationΔ	14,442	809,041
StoneX Group, Inc.*	6,305	492,231
Third Coast Bancshares, Inc.	1,000	21,900
Towne Bank/Portsmouth VA	33,208	901,597
TriCo BancsharesΔ	6,443	294,059
TrustCo Bank Corporation NY	820	25,289
UMB Financial Corporation	39,980	3,442,278
Umpqua Holdings Corporation	97,046	1,627,461
United Community Banks, Inc.	72,211	2,180,050
United Fire Group, Inc.	8,685	297,288
United Insurance Holdings Corporation	10,491	16,366
Universal Insurance Holdings, Inc.Δ	24,812	323,300
Unum Group	48,651	1,655,107
Valley National Bancorp	331,487	3,450,780
Veritex Holdings, Inc.Δ	43,610	1,276,029
Victory Capital Holdings, Inc. Class AΔ	97,800	2,356,980
Washington Federal, Inc.	16,656	500,013
Waterstone Financial, Inc.Δ	9,592	163,544
WesBanco, Inc.Δ	52,060	1,650,823
Western New England Bancorp, Inc.	2,484	18,531
WSFS Financial Corporation	67,004	2,686,190
		128,972,498
Health Care — 12.8%
4D Molecular Therapeutics, Inc.Δ*	10,500	73,290
Addus HomeCare CorporationΔ*	17,200	1,432,416
Adverum Biotechnologies, Inc.*	20,053	24,064
Agios Pharmaceuticals, Inc.Δ*	53,923	1,195,473
Allscripts Healthcare Solutions, Inc.*	82,752	1,227,212
Amicus Therapeutics, Inc.*	176,495	1,895,556
AMN Healthcare Services, Inc.*	6,819	748,112
Apellis Pharmaceuticals, Inc.Δ*	40,439	1,828,652
Artivion, Inc.Δ*	70,331	1,327,849
Atea Pharmaceuticals, Inc.Δ*	13,800	97,980
AtriCure, Inc.*	88,357	3,610,267
Avanos Medical, Inc.Δ*	2,542	69,498
Azenta, Inc.Δ	49,762	3,587,840
BioLife Solutions, Inc.Δ*	34,000	469,540
Bluebird Bio, Inc.*	1,327	5,494
Blueprint Medicines Corporation*	32,812	1,657,334
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
C4 Therapeutics, Inc.Δ*	49,100	$ 370,214
Catalyst Pharmaceuticals, Inc.Δ*	18,870	132,279
Certara, Inc.*	41,900	899,174
Computer Programs and Systems, Inc.Δ*	11,183	357,521
CONMED CorporationΔ	19,925	1,908,018
Cross Country Healthcare, Inc.Δ*	11,534	240,253
Deciphera Pharmaceuticals, Inc.Δ*	46,803	615,459
Embecta CorporationΔ	33,408	845,891
Emergent BioSolutions, Inc.Δ*	38,319	1,189,422
Enovis Corporation	19,887	1,093,785
Exelixis, Inc.*	20,925	435,659
FibroGen, Inc.Δ*	13,981	147,639
Gritstone bio, Inc.*	12,600	30,492
Halozyme Therapeutics, Inc.*	58,100	2,556,400
HealthEquity, Inc.*	30,700	1,884,673
HealthStream, Inc.Δ*	10,446	226,783
Icosavax, Inc.	5,608	32,134
Insmed, Inc.Δ*	73,238	1,444,253
Inspire Medical Systems, Inc.*	26,071	4,762,390
Intercept Pharmaceuticals, Inc.Δ*	20,699	285,853
Intra-Cellular Therapies, Inc.*	44,000	2,511,520
Ionis Pharmaceuticals, Inc.*	1,780	65,896
Jounce Therapeutics, Inc.Δ*	11,320	34,300
Ligand Pharmaceuticals, Inc.*	20,528	1,831,508
Merit Medical Systems, Inc.*	40,891	2,219,155
National HealthCare Corporation	3,961	276,874
Nektar TherapeuticsΔ*	39,885	151,563
NeoGenomics, Inc.Δ*	55,767	454,501
NextGen Healthcare, Inc.*	6,826	119,045
NuVasive, Inc.Δ*	34,639	1,702,853
Omnicell, Inc.*	19,750	2,246,562
OraSure Technologies, Inc.*	42,594	115,430
Orthofix Medical, Inc.*	8,303	195,453
Outset Medical, Inc.Δ*	20,100	298,686
Pacific Biosciences of California, Inc.Δ*	110,026	486,315
Patterson Cos., Inc.	54,887	1,663,076
Personalis, Inc.	29,200	100,740
Phreesia, Inc.*	64,300	1,608,143
Poseida Therapeutics, Inc.*	486	1,254
Prestige Consumer Healthcare, Inc.*	57,728	3,394,406
PTC Therapeutics, Inc.Δ*	72,698	2,912,282
Pulmonx CorporationΔ*	64,100	943,552
REGENXBIO, Inc.Δ*	6,609	163,242
Rhythm Pharmaceuticals, Inc.*	34,740	144,171
SeaSpine Holdings CorporationΔ*	4,000	22,600
Shockwave Medical, Inc.*	26,386	5,044,212
Silk Road Medical, Inc.Δ*	46,200	1,681,218
STAAR Surgical Co.*	21,700	1,539,181
Supernus Pharmaceuticals, Inc.*	63,789	1,844,778
Sutro Biopharma, Inc.Δ*	52,730	274,723
Tactile Systems Technology, Inc.	19,999	145,993
Tandem Diabetes Care, Inc.*	16,000	947,040
Tarsus Pharmaceuticals, Inc.Δ*	102,100	1,490,660
TransMedics Group, Inc.Δ*	54,669	1,719,340
Travere Therapeutics, Inc.*	139,665	3,384,083
Treace Medical Concepts, Inc.Δ*	62,300	893,382
	Shares	Value
Ultragenyx Pharmaceutical, Inc.*	25,567	$ 1,525,327
Vanda Pharmaceuticals, Inc.Δ*	134,878	1,470,170
Varex Imaging CorporationΔ*	67,943	1,453,301
Zimvie, Inc.*	19,837	317,590
		86,102,994
Industrials — 17.8%
ABM Industries, Inc.	45,533	1,977,043
ACCO Brands Corporation	60,116	392,557
ACV Auctions, Inc. Class AΔ*	111,400	728,556
AGCO Corporation	6,844	675,503
Allegiant Travel Co.Δ*	12,120	1,370,651
Ameresco, Inc. Class AΔ*	31,142	1,418,830
Apogee Enterprises, Inc.Δ	5,364	210,376
Applied Industrial Technologies, Inc.	26,392	2,538,119
ArcBest Corporation	18,458	1,298,889
Argan, Inc.Δ	9,093	339,351
ASGN, Inc.*	60,118	5,425,649
Astec Industries, Inc.	6,370	259,769
Astronics Corporation*	16,692	169,758
AZEK Co., Inc. (The)*	100,400	1,680,696
Barnes Group, Inc.Δ	19,569	609,379
Barrett Business Services, Inc.	14,615	1,064,995
Beacon Roofing Supply, Inc.*	32,382	1,663,140
Boise Cascade Co.	78,609	4,676,449
BrightView Holdings, Inc.*	94,800	1,137,600
Brink's Co. (The)	41,755	2,534,946
Casella Waste Systems, Inc. Class AΔ*	76,400	5,552,752
CECO Environmental Corporation*	49,879	298,276
Charah Solutions, Inc.Δ*	46,343	173,323
Chart Industries, Inc.Δ	9,700	1,623,586
Columbus McKinnon CorporationΔ	73,501	2,085,223
Commercial Vehicle Group, Inc.*	17,586	102,702
CoreCivic, Inc. REITΔ*	105,887	1,176,405
Costamare, Inc.Δ	27,891	337,481
Covenant Logistics Group, Inc.Δ	17,185	431,172
Deluxe Corporation	53,591	1,161,317
Driven Brands Holdings, Inc.*	110,300	3,037,662
DXP Enterprises, Inc.*	22,910	701,733
Dycom Industries, Inc.*	16,699	1,553,675
EMCOR Group, Inc.	37,700	3,881,592
Encore Wire Corporation	11,817	1,228,023
Ennis, Inc.Δ	6,982	141,246
Esab Corporation	61,838	2,705,413
ESCO Technologies, Inc.	11,314	773,538
Exponent, Inc.	19,200	1,756,224
Federal Signal Corporation	62,122	2,211,543
First Advantage CorporationΔ*	60,000	760,200
Genco Shipping & Trading, Ltd.	10,856	209,738
GMS, Inc.*	32,173	1,431,699
Graham CorporationΔ	17,935	124,110
Hayward Holdings, Inc.Δ*	49,116	706,779
Healthcare Services Group, Inc.Δ	32,238	561,264
Heidrick & Struggles International, Inc.Δ	7,183	232,442
Hexcel Corporation	43,900	2,296,409
Hub Group, Inc. Class A*	36,702	2,603,640

See Notes to Financial Statements.

	Shares	Value
Hyster-Yale Materials Handling, Inc.Δ	7,568	$ 243,841
ITT, Inc.	16,300	1,096,012
Kadant, Inc.	11,401	2,078,972
KAR Auction Services, Inc.*	86,501	1,277,620
Karat Packaging, Inc.*	8,752	149,309
KBR, Inc.	54,410	2,632,900
Kelly Services, Inc. Class A	12,535	248,569
Kimball International, Inc. Class B	22,016	168,863
Korn Ferry	37,996	2,204,528
Lyft, Inc. Class A	16,987	225,587
Manitowoc Co., Inc. (The)Δ*	20,156	212,243
ManpowerGroup, Inc.	3,741	285,850
Matrix Service Co.*	17,021	86,126
Matthews International Corporation Class A	8,180	234,521
Mistras Group, Inc.*	2,045	12,147
MRC Global, Inc.Δ*	2,108	20,996
MYR Group, Inc.Δ*	29,342	2,585,910
NOW, Inc.*	108,501	1,061,140
Park-Ohio Holdings Corporation	2,762	43,805
Parsons CorporationΔ*	13,932	563,131
Powell Industries, Inc.Δ	4,496	105,072
Primoris Services CorporationΔ	22,439	488,273
Quanex Building Products Corporation	15,796	359,359
Radiant Logistics, Inc.Δ*	17,574	130,399
RBC Bearings, Inc.Δ*	14,000	2,589,300
Regal Beloit Corporation	25,089	2,848,103
Resources Connection, Inc.	12,211	248,738
REV Group, Inc.Δ	22,851	248,390
Ryder System, Inc.	1,873	133,095
Saia, Inc.*	7,700	1,447,600
Steelcase, Inc. Class A	66,629	714,929
Sun Country Airlines Holdings, Inc.Δ*	106,420	1,951,743
Tecnoglass, Inc.Δ	56,635	993,944
Tetra Tech, Inc.	33,807	4,616,346
Timken Co. (The)	54,754	2,904,700
Titan Machinery, Inc.Δ*	15,758	353,137
Trinity Industries, Inc.Δ	30,798	745,928
TrueBlue, Inc.*	23,077	413,078
Tutor Perini CorporationΔ*	36,449	320,022
UniFirst CorporationΔ	2,927	503,971
Upwork, Inc.*	42,293	874,619
Vectrus, Inc.*	7,150	239,239
Wabash National CorporationΔ	30,692	416,797
Werner Enterprises, Inc.	87,766	3,382,502
WESCO International, Inc.*	13,874	1,485,905
WillScot Mobile Mini Holdings Corporation*	72,091	2,337,190
Yellow Corporation*	16,655	48,799
Zurn Water Solutions Corporation	126,330	3,441,229
		119,805,900
Information Technology — 13.0%
ADTRAN, Inc.Δ	10,277	180,156
Advanced Energy Industries, Inc.	7,216	526,624
Allegro MicroSystems, Inc.*	111,400	2,304,866
Avaya Holdings Corporation*	117,269	262,683
	Shares	Value
Aviat Networks, Inc.Δ*	4,003	$ 100,235
Avnet, Inc.	57,272	2,455,823
Belden, Inc.	39,142	2,085,094
Benchmark Electronics, Inc.	19,765	445,898
Blackline, Inc.Δ*	17,707	1,179,286
Box, Inc. Class AΔ*	55,154	1,386,572
BTRS Holdings, Inc. Class 1Δ*	334,300	1,664,814
Cirrus Logic, Inc.*	4,140	300,316
Coherent, Inc.*	2,152	572,905
Cohu, Inc.Δ*	33,337	925,102
Conduent, Inc.*	94,089	406,464
Consensus Cloud Solutions, Inc.*	27,162	1,186,436
Daktronics, Inc.*	17,433	52,473
Diebold Nixdorf, Inc.Δ*	9,849	22,357
EMCORE Corporation*	20,587	63,202
Enfusion, Inc. Class AΔ*	115,700	1,181,297
Envestnet, Inc.*	20,800	1,097,616
Euronet Worldwide, Inc.*	4,495	452,152
EVERTEC, Inc.	73,296	2,703,156
Evo Payments, Inc. Class A*	88,800	2,088,576
ExlService Holdings, Inc.*	43,657	6,431,986
IBEX Holdings, Ltd.Δ*	20,088	338,885
Ichor Holdings, Ltd.Δ*	27,536	715,385
II-VI, Inc.Δ*	92,862	4,731,319
Instructure Holdings, Inc.Δ	13,491	306,246
Juniper Networks, Inc.	37,052	1,055,982
Kimball Electronics, Inc.Δ*	4,122	82,852
Kulicke & Soffa Industries, Inc.Δ	47,512	2,033,989
KVH Industries, Inc.*	4,350	37,845
MACOM Technology Solutions Holdings, Inc.Δ*	63,081	2,908,034
MaxLinear, Inc.*	57,990	1,970,500
NETGEAR, Inc.*	51,998	963,003
NetScout Systems, Inc.*	17,183	581,645
New Relic, Inc.*	39,800	1,991,990
nLight, Inc.Δ*	138,800	1,418,536
Nutanix, Inc. Class A*	11,859	173,497
ON24, Inc.Δ	3,750	35,588
Onto Innovation, Inc.*	47,200	3,291,728
Paycor HCM, Inc.Δ*	100,700	2,618,200
PC Connection, Inc.	3,388	149,241
Ping Identity Holding CorporationΔ*	55,968	1,015,260
Priority Technology Holdings, Inc.Δ*	128,200	423,060
Q2 Holdings, Inc.Δ*	68,426	2,639,191
Quantum Corporation*	14,900	21,158
Rapid7, Inc.Δ*	33,174	2,216,023
Ribbon Communications, Inc.Δ*	39,814	121,035
Sailpoint Technologies Holdings, Inc.*	57,200	3,585,296
ScanSource, Inc.*	10,431	324,821
SecureWorks Corporation Class AΔ*	11,722	127,301
Semtech Corporation*	32,475	1,785,151
Silicon Laboratories, Inc.*	14,409	2,020,430
Smartsheet, Inc. Class A*	47,400	1,489,782
Sprout Social, Inc. Class A*	48,517	2,817,382
SPS Commerce, Inc.	3,554	401,780
Synaptics, Inc.*	18,500	2,183,925
Teradata CorporationΔ*	68,303	2,527,894
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Unisys CorporationΔ*	18,034	$ 216,949
Varonis Systems, Inc.*	59,015	1,730,320
Verint Systems, Inc.Δ*	31,413	1,330,341
Vertex, Inc. Class A*	106,800	1,210,044
Vontier Corporation	42,081	967,442
Workiva, Inc.*	30,200	1,992,898
Xerox Holdings Corporation	69,344	1,029,758
		87,657,795
Materials — 3.2%
AdvanSix, Inc.Δ	19,318	645,994
Balchem Corporation	5,915	767,412
Clearwater Paper Corporation*	13,949	469,105
Coeur Mining, Inc.*	33,065	100,518
Ecovyst, Inc.Δ	36,900	363,465
Glatfelter Corporation	21,151	145,519
Graphic Packaging Holding Co.	113,479	2,326,319
Huntsman Corporation	28,254	801,001
Kaiser Aluminum CorporationΔ	23,090	1,826,188
Koppers Holdings, Inc.	8,865	200,704
Mercer International, Inc.	6,662	87,605
Minerals Technologies, Inc.	64,528	3,958,147
Neenah, Inc.	36,723	1,253,723
Olympic Steel, Inc.Δ	6,933	178,525
Pactiv Evergreen, Inc.Δ	130,691	1,301,682
Quaker Chemical CorporationΔ	8,240	1,232,045
Rayonier Advanced Materials, Inc.Δ*	28,254	74,025
Schnitzer Steel Industries, Inc. Class A	25,265	829,703
Stepan Co.	942	95,472
Summit Materials, Inc. Class A*	87,556	2,039,179
SunCoke Energy, Inc.Δ	95,462	650,096
Worthington Industries, Inc.	46,636	2,056,648
		21,403,075
Real Estate — 6.3%
American Assets Trust, Inc. REIT	45,086	1,339,054
Anywhere Real Estate, Inc.Δ*	75,291	740,111
Apple Hospitality REIT, Inc.	110,117	1,615,416
Armada Hoffler Properties, Inc. REITΔ	111,902	1,436,822
Braemar Hotels & Resorts, Inc. REITΔ	41,000	175,890
Brandywine Realty Trust REIT	227,517	2,193,264
CareTrust REIT, Inc.	43,585	803,707
Centerspace REITΔ	2,375	193,681
Cousins Properties, Inc. REIT	15,525	453,796
CTO Realty Growth, Inc. REITΔ	4,462	272,717
DiamondRock Hospitality Co. REIT*	174,686	1,434,172
Diversified Healthcare Trust REIT	135,577	246,750
Easterly Government Properties, Inc. REITΔ	25,982	494,697
EastGroup Properties, Inc. REIT	9,794	1,511,508
Equity Commonwealth REITΔ*	60,517	1,666,033
Forestar Group, Inc.Δ*	9,379	128,399
Four Corners Property Trust, Inc. REITΔ	83,659	2,224,493
Franklin Street Properties Corporation REIT	62,804	261,893
	Shares	Value
Getty Realty Corporation REIT	18,755	$ 497,008
Healthcare Realty Trust, Inc. REITΔ	14,496	394,291
Hersha Hospitality Trust REIT	3,850	37,769
Highwoods Properties, Inc. REIT	13,405	458,317
Hudson Pacific Properties, Inc. REITΔ	15,911	236,119
Independence Realty Trust, Inc. REIT	57,326	1,188,368
Industrial Logistics Properties Trust REITΔ	9,258	130,353
Kennedy-Wilson Holdings, Inc.	166,059	3,145,157
Kite Realty Group Trust REITΔ	112,269	1,941,131
LXP Industrial Trust REITΔ	121,324	1,303,020
Marcus & Millichap, Inc.Δ	7,560	279,644
National Health Investors, Inc. REITΔ	13,905	842,782
National Storage Affiliates Trust REIT	61,291	3,068,840
Office Properties Income Trust REITΔ	32,569	649,752
Paramount Group, Inc. REIT	95,514	690,566
Park Hotels & Resorts, Inc. REIT*	5,324	72,247
Pebblebrook Hotel Trust REIT	65,062	1,078,077
Physicians Realty Trust REIT	143,158	2,498,107
Piedmont Office Realty Trust, Inc. Class A REITΔ	71,658	940,153
RLJ Lodging Trust REIT	116,136	1,280,980
RPT Realty REIT	112,234	1,103,260
Sabra Health Care REIT, Inc.	25,189	351,890
Summit Hotel Properties, Inc. REITΔ*	57,898	420,918
Sunstone Hotel Investors, Inc. REIT*	118,543	1,175,947
Veris Residential, Inc. REITΔ*	32,509	430,419
Whitestone REITΔ	31,401	337,561
Xenia Hotels & Resorts, Inc. REIT*	20,972	304,723
Zillow Group, Inc. Class A	5,797	184,403
		42,234,205
Utilities — 2.0%
ALLETE, Inc.	11,373	668,505
Black Hills Corporation	23,749	1,728,215
Northwest Natural Holding Co.	18,386	976,297
NorthWestern CorporationΔ	29,959	1,765,484
NRG Energy, Inc.	15,372	586,749
Pinnacle West Capital Corporation	6,841	500,214
PNM Resources, Inc.	10,056	480,476
Portland General Electric Co.	35,530	1,717,165
Southwest Gas Holdings, Inc.	31,366	2,731,351
Spire, Inc.Δ	27,939	2,077,823
		13,232,279
Total Common Stocks (Cost $652,423,057)		628,881,860
FOREIGN COMMON STOCKS — 2.1%
Canada — 0.2%
DIRTT Environmental SolutionsΔ*	96,127	102,856
IMAX Corporation*	56,559	955,282
		1,058,138
Germany — 0.0%
SiriusPoint, Ltd.*	31,654	171,565

See Notes to Financial Statements.

	Shares	Value
Ireland — 0.1%
Endo International PLCΔ*	42,713	$ 19,892
GH Research PLCΔ*	31,200	311,376
		331,268
Israel — 0.4%
Caesarstone, Ltd.	10,925	99,745
Global-e Online, Ltd.Δ*	52,100	1,050,857
JFrog, Ltd.*	73,300	1,544,431
		2,695,033
Jersey — 0.9%
WNS Holdings, Ltd. ADR*	84,249	6,288,345
Netherlands — 0.1%
MYT Netherlands Parent BV ADRΔ*	82,300	813,124
Sweden — 0.1%
Loomis AB	38,148	931,861
United Kingdom — 0.3%
Gates Industrial Corporation PLC*	126,314	1,365,454
Luxfer Holdings PLCΔ	17,791	269,000
		1,634,454
Total Foreign Common Stocks (Cost $18,454,542)		13,923,788
RIGHTS — 0.0%
Aduro Biotech, Inc.Ψ†††Δ* (Cost $—)	2,713	—
MONEY MARKET FUNDS — 6.7%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	30,834,713	30,834,713
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	14,379,342	14,379,342
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	161,861	161,861
Total Money Market Funds (Cost $45,375,916)		45,375,916
TOTAL INVESTMENTS — 102.2% (Cost $716,253,515)		688,181,564
Liabilities in Excess of Other Assets — (2.2)%		(14,816,018)
NET ASSETS — 100.0%		$673,365,546
PORTFOLIO SUMMARY (based on net assets)
%
Financials	19.1
Industrials	18.2
Information Technology	14.1
Health Care	12.9
Consumer Discretionary	10.9
Money Market Funds	6.7
Real Estate	6.3
Energy	3.6
Consumer Staples	3.4
Materials	3.2
Utilities	2.0
Communication Services	1.8
Rights	—
102.2
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/22	U.S. Dollars	901,077	Swedish Kronor	9,147,280	UBS	$3,260
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$3,260
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$628,881,860	$628,881,860	$ —	$ —
Foreign Common Stocks:
Sweden	931,861	—	931,861	—
Other	12,991,927	12,991,927	—	—
Total Foreign Common Stocks	13,923,788	12,991,927	931,861	—
Money Market Funds	45,375,916	45,375,916	—	—
Rights	—	—	—	—**
Total Assets - Investments in Securities	$688,181,564	$687,249,703	$931,861	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,260	$ —	$ 3,260	$ —
Total Assets - Other Financial Instruments	$ 3,260	$ —	$ 3,260	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 0.2%
Communication Services — 0.2%
Sea, Ltd. ADR*	16,990	$1,135,951
Financials — 0.0%
Futu Holdings, Ltd. ADRΔ*	2,522	131,674
Industrials — 0.0%
Grab Holdings, Ltd. Class AΔ*	55,000	139,150
Total Common Stocks (Cost $3,617,601)		1,406,775
FOREIGN COMMON STOCKS — 93.6%
Australia — 7.5%
Ampol, Ltd.	1,591	37,552
APA Group	56,822	442,517
ASX, Ltd.	9,397	531,162
Aurizon Holdings, Ltd.	144,275	379,448
Australia & New Zealand Banking Group, Ltd.	133,614	2,035,036
BHP Group, Ltd.	285,555	8,176,472
BlueScope Steel, Ltd.	21,263	234,290
Brambles, Ltd.	72,678	537,403
Cochlear, Ltd.	3,288	451,418
Coles Group, Ltd.	59,178	728,265
Commonwealth Bank of Australia	99,996	6,247,405
Computershare, Ltd.	24,948	425,442
CSL, Ltd.	32,332	6,003,239
Dexus REIT	65,896	405,225
Domino’s Pizza Enterprises, Ltd.Δ	4,484	210,774
Evolution Mining, Ltd.	97,132	158,709
Fortescue Metals Group, Ltd.	86,232	1,036,919
Goodman Group REIT	96,925	1,196,804
GPT Group (The) REIT (Athens Exchange)	137,876	402,968
IDP Education, Ltd.Δ	17,951	293,950
Insurance Australia Group, Ltd.	115,449	348,143
Lendlease Corporation, Ltd.	36,784	231,700
Macquarie Group, Ltd.	18,802	2,140,720
Medibank Pvt., Ltd.	94,662	212,912
Mineral Resources, Ltd.	7,000	234,938
Mirvac Group REIT	260,355	355,877
National Australia Bank, Ltd.	161,573	3,063,883
Newcrest Mining, Ltd.	40,166	572,214
Northern Star Resources, Ltd.	45,766	214,675
Orica, Ltd.	7,637	83,554
Origin Energy, Ltd.	62,971	249,967
Qantas Airways, Ltd.*	66,392	205,472
QBE Insurance Group, Ltd.	75,406	633,627
REA Group, Ltd.	4,130	318,921
Reece, Ltd.	18,888	179,414
Rio Tinto, Ltd.	22,308	1,591,427
Santos, Ltd.	135,376	686,381
Scentre Group REIT	265,947	477,521
SEEK, Ltd.	16,462	238,796
Sonic Healthcare, Ltd.	45,006	1,025,835
South32, Ltd.	212,814	576,660
Stockland REIT	133,688	333,790
Suncorp Group, Ltd.	68,156	519,740
	Shares	Value
Telstra Corporation, Ltd.	341,734	$ 908,936
Transurban Group	293,133	2,916,470
Vicinity Centres REIT	137,781	175,032
Washington H Soul Pattinson & Co., Ltd.	6,495	105,776
Wesfarmers, Ltd.	52,292	1,512,493
Westpac Banking Corporation	164,250	2,215,553
WiseTech Global, Ltd.	14,156	371,202
Woodside Energy Group, Ltd.	89,888	1,975,605
Woolworths Group, Ltd.	57,600	1,414,790
		56,027,022
Austria — 0.2%
Erste Group Bank AG	21,419	544,284
OMV AG	10,806	508,215
Verbund AGΔ	5,255	516,558
voestalpine AG	4,506	96,303
		1,665,360
Belgium — 0.6%
Ageas SA/NV	4,155	183,205
Elia Group SA/NVΔ	2,782	395,101
Groupe Bruxelles Lambert SA	11,620	974,098
KBC Group NV	13,105	737,300
Proximus SADP	7,723	113,990
Sofina SAΔ	865	177,309
Solvay SA	4,910	399,999
UCB SA	14,083	1,193,384
Umicore SA	9,507	333,259
		4,507,645
Denmark — 2.3%
AP Moeller - Maersk A/S Class A	649	1,506,301
AP Moeller - Maersk A/S Class B	60	140,856
Chr. Hansen Holding A/S	9,414	687,201
Coloplast A/S Class B	13,701	1,565,472
Danske Bank A/S	52,273	743,987
Demant A/SΔ*	18,113	680,894
DSV A/S	18,994	2,670,886
Genmab A/S*	5,830	1,891,513
GN Store Nord A/SΔ	9,764	344,446
Novozymes A/S, B SharesΔ	20,803	1,251,986
Orsted A/S 144A	16,730	1,762,069
Pandora A/S	9,048	574,842
ROCKWOOL International A/S, B Shares	1,073	243,608
Tryg A/SΔ	43,880	988,612
Vestas Wind Systems A/S	86,690	1,843,203
		16,895,876
Finland — 1.1%
Elisa OYJ	7,229	406,973
Fortum OYJ	22,487	339,888
Kesko OYJ, B Shares	12,949	306,449
Kone OYJ Class B	11,915	569,480
Neste OYJ	18,827	837,443
Nokia OYJ	277,645	1,286,899
Nordea Bank Abp	155,036	1,369,514

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Nordea Bank Abp (NASDAQ Exchange)	1,819	$ 16,086
Orion OYJ Class B	19,705	881,889
Sampo OYJ, A Shares	21,519	940,405
Stora Enso OYJ, R Shares	22,882	362,568
UPM-Kymmene OYJΔ	27,891	855,230
		8,172,824
France — 9.6%
Accor SA*	16,778	457,730
Aeroports de Paris*	2,268	289,125
Air Liquide SA	37,542	5,053,300
Alstom SA	13,522	308,769
Amundi SA 144A	3,229	177,779
Arkema SA	2,715	242,864
AXA SA	105,390	2,407,270
BioMerieux	1,757	172,282
BNP Paribas SA	59,911	2,865,661
Bollore SE	53,876	251,156
Bouygues SA	11,283	348,233
Bureau Veritas SAΔ	15,449	397,473
Capgemini SE	7,893	1,361,228
Carrefour SAΔ	29,587	525,208
Cie de St-Gobain	26,241	1,133,854
Cie Generale des Etablissements Michelin SCA	34,536	943,212
Covivio REITΔ	4,333	242,075
Credit Agricole SA	66,291	611,135
Danone SA	36,549	2,046,824
Dassault Systemes SE	37,571	1,391,663
Edenred	13,754	651,536
Eiffage SA	4,139	374,414
Electricite de France SAΔ	39,291	322,730
Engie SA	92,715	1,073,544
EssilorLuxottica SA	18,354	2,782,700
Eurazeo SE	3,083	191,529
Eurofins Scientific SE	12,824	1,012,816
Gecina SA REIT	2,894	271,602
Getlink SE	33,090	586,862
Hermes International	2,286	2,572,729
Ipsen SA	3,144	297,684
Kering SA	4,361	2,259,988
Klepierre REITΔ*	14,221	275,205
L’Oreal SA	13,973	4,851,503
Legrand SA	28,102	2,086,532
Orange SA	111,352	1,312,124
Publicis Groupe SA	15,647	769,528
Renault SA*	7,966	201,109
Safran SA	14,290	1,422,791
Sanofi	70,456	7,105,210
Sartorius Stedim Biotech	2,225	702,027
Schneider Electric SE	28,838	3,436,208
SEB SAΔ	1,871	180,563
Societe Generale SA	43,102	952,973
Sodexo SA	8,568	606,052
Teleperformance	2,675	825,997
Thales SA	4,648	570,668
TotalEnergies SEΔ	129,939	6,839,595
	Shares	Value
Ubisoft Entertainment SA*	5,285	$ 233,086
Unibail-Rodamco-Westfield CDI*	10,140	26,237
Unibail-Rodamco-Westfield REITΔ*	6,095	309,869
ValeoΔ	12,169	237,125
Veolia Environnement SAΔ*	31,981	783,960
Vinci SA	28,384	2,547,790
Vivendi SEΔ	34,973	356,896
Wendel SE	12,725	1,066,520
Worldline SA 144A*	13,200	492,352
		71,816,895
Germany — 7.2%
adidas AG	12,373	2,197,828
Allianz SE	26,628	5,104,862
Aroundtown SAΔ	49,132	157,144
BASF SE	46,684	2,042,530
Bayerische Motoren Werke AG	23,493	1,821,192
Bechtle AG	3,882	159,452
Beiersdorf AG	7,547	774,452
Brenntag SE	7,869	515,248
Carl Zeiss Meditec AG	4,095	492,340
Commerzbank AG*	39,511	280,336
Continental AG	4,960	348,136
Covestro AG 144A	8,920	309,958
Daimler Truck Holding AG*	19,583	515,736
Delivery Hero SE 144A*	6,459	243,671
Deutsche Bank AG	96,500	848,014
Deutsche Boerse AG	11,154	1,873,055
Deutsche Lufthansa AG*	49,931	294,107
Deutsche Post AG	48,326	1,824,604
Deutsche Telekom AG	179,440	3,568,929
E.ON SE	140,727	1,185,354
Evonik Industries AG	13,302	285,277
Fresenius Medical Care AG & Co. KGaA	15,717	787,439
Fresenius SE & Co. KGaA	22,478	683,595
GEA Group AG	7,555	261,917
Hannover Rueck SE	3,483	508,012
HeidelbergCement AG	2,223	107,329
HelloFresh SE*	7,006	228,569
Henkel AG & Co. KGaA	8,746	537,357
Infineon Technologies AG	57,165	1,390,569
LEG Immobilien SE	5,831	485,265
Mercedes-Benz Group AG	43,855	2,547,027
MTU Aero Engines AG	2,932	537,118
Muenchener Rueckversicherungs-Gesellschaft AG	8,326	1,969,494
Nemetschek SE	7,133	433,948
Puma SE	20,232	1,342,322
Rheinmetall AG	4,846	1,118,286
RWE AG	36,845	1,362,751
SAP SE	66,129	6,027,689
Siemens AG	44,686	4,593,564
Siemens Energy AG	18,963	279,483
Siemens Healthineers AG 144A	17,555	895,065
Symrise AG	6,729	733,900
Telefonica Deutschland Holding AG	56,298	162,347

See Notes to Financial Statements.

	Shares	Value
Volkswagen AG	247	$ 45,173
Vonovia SE	37,687	1,166,054
Zalando SE 144A*	10,454	275,386
		53,321,884
Hong Kong — 3.3%
AIA Group, Ltd.	766,800	8,378,494
BOC Hong Kong Holdings, Ltd.	214,500	851,774
Chow Tai Fook Jewellery Group, Ltd.	180,800	341,511
CK Asset Holdings, Ltd.	102,557	728,700
CK Hutchison Holdings, Ltd.	157,000	1,065,088
CK Infrastructure Holdings, Ltd.	35,000	215,003
CLP Holdings, Ltd.	67,500	560,944
ESR Cayman, Ltd. 144A*	115,800	314,009
Hang Lung Properties, Ltd.Δ	117,000	222,630
Hang Seng Bank, Ltd.	46,300	820,478
Henderson Land Development Co., Ltd.	71,275	267,878
Hong Kong & China Gas Co., Ltd.	562,138	606,668
Hong Kong Exchanges and Clearing, Ltd.	60,197	2,977,119
Link REIT	123,911	1,012,522
MTR Corporation, Ltd.	349,963	1,834,764
New World Development Co., Ltd.	83,466	300,656
Power Assets Holdings, Ltd.	43,000	270,896
Sino Land Co., Ltd.Δ	335,399	495,276
SITC International Holdings Co., Ltd.	59,000	167,807
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	68,000	805,124
Swire Pacific, Ltd. Class A	22,500	134,376
Swire Properties, Ltd.	63,800	158,839
Techtronic Industries Co., Ltd.	71,500	746,614
WH Group, Ltd. 144A	585,591	453,239
Wharf Real Estate Investment Co., Ltd.	115,000	549,151
Xinyi Glass Holdings, Ltd.Δ	96,000	231,626
		24,511,186
Ireland — 0.5%
CRH PLC	37,620	1,298,222
DCC PLC	5,616	349,408
James Hardie Industries PLC CDI	25,315	554,217
Kerry Group PLC Class A	8,753	837,067
Kingspan Group PLC	7,807	469,444
Smurfit Kappa Group PLC	17,166	578,873
		4,087,231
Israel — 0.6%
Azrieli Group, Ltd.	1,239	87,228
Bank Hapoalim BM	48,532	407,534
Bank Leumi Le-Israel BM	72,431	647,969
Check Point Software Technologies, Ltd.*	4,629	563,720
CyberArk Software, Ltd.*	2,381	304,673
Elbit Systems, Ltd.	1,618	371,617
ICL Group, Ltd.	53,933	492,674
Israel Discount Bank, Ltd. Class A	52,953	277,284
Kornit Digital, Ltd.*	2,834	89,838
Mizrahi Tefahot Bank, Ltd.	11,154	371,323
Nice, Ltd.*	2,756	531,823
	Shares	Value
Teva Pharmaceutical Industries, Ltd. ADR*	51,301	$ 385,784
Wix.com, Ltd.*	2,346	153,780
		4,685,247
Italy — 1.9%
Amplifon SpA	15,067	463,228
Assicurazioni Generali SpA	57,438	917,444
Atlantia SpA	29,878	701,371
DiaSorin SpAΔ	692	91,005
Enel SpA	375,358	2,058,547
Eni SpAΔ	112,690	1,336,579
FinecoBank Banca Fineco SpAΔ	27,715	332,485
Infrastrutture Wireless Italiane SpA 144AΔ	26,318	267,557
Intesa Sanpaolo SpA	830,817	1,554,850
Mediobanca Banca di Credito Finanziario SpA	21,353	185,187
Moncler SpA	19,299	831,517
Nexi SpA 144A*	24,702	205,136
Poste Italiane SpA 144A	25,999	243,259
Prysmian SpA	8,844	242,970
Recordati Industria Chimica e Farmaceutica SpA	52,942	2,308,761
Snam SpA	106,584	559,179
Terna - Rete Elettrica NazionaleΔ	90,920	714,834
UniCredit SpA	99,177	947,769
		13,961,678
Japan — 20.9%
Advantest Corporation	6,200	333,416
Aeon Co., Ltd.	32,800	569,740
AGC, Inc.	7,200	252,991
Aisin Corporation	5,800	179,516
Ajinomoto Co., Inc.	33,800	824,234
ANA Holdings, Inc.*	7,400	136,690
Asahi Intecc Co., Ltd.	7,400	112,043
Asahi Kasei Corporation	78,000	593,375
Bandai Namco Holdings, Inc.	9,100	642,396
Bridgestone Corporation	32,300	1,177,638
Canon, Inc.	50,800	1,151,198
Capcom Co., Ltd.	8,400	204,338
Central Japan Railway Co.	7,300	839,010
Chubu Electric Power Co., Inc.	6,400	64,444
Chugai Pharmaceutical Co., Ltd.	43,000	1,099,961
CyberAgent, Inc.	23,800	238,441
Dai Nippon Printing Co., Ltd.	11,500	247,371
Daifuku Co., Ltd.	4,700	268,982
Dai-ichi Life Holdings, Inc.	49,600	917,371
Daiichi Sankyo Co., Ltd.	92,700	2,357,592
Daikin Industries, Ltd.	13,200	2,119,381
Daito Trust Construction Co., Ltd.	3,500	302,771
Daiwa House Industry Co., Ltd.	25,600	598,707
Daiwa House REIT Investment Corporation	101	229,563
Daiwa Securities Group, Inc.	52,000	232,837
Denso Corporation	22,400	1,182,328
Dentsu Group, Inc.	11,700	352,729
Disco Corporation	1,900	452,128
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
East Japan Railway Co.	17,300	$ 884,881
Eisai Co., Ltd.	18,200	769,498
ENEOS Holdings, Inc.	74,850	281,645
FANUC Corporation	8,900	1,394,980
Fast Retailing Co., Ltd.	2,900	1,523,303
Fuji Electric Co., Ltd.	2,700	111,628
FUJIFILM Holdings Corporation	22,500	1,208,958
Fujitsu, Ltd.	8,800	1,101,126
GLP J-REITΔ	117	143,379
GMO Payment Gateway, Inc.	1,900	135,339
Hamamatsu Photonics KK	6,400	249,329
Hankyu Hanshin Holdings, Inc.	14,100	385,117
Hikari Tsushin, Inc.	1,200	123,362
Hirose Electric Co., Ltd.	605	80,333
Hitachi, Ltd.	45,400	2,159,681
Honda Motor Co., Ltd.	81,600	1,967,466
Hoya Corporation	20,600	1,763,009
Hulic Co., Ltd.	4,000	31,025
Ibiden Co., Ltd.	1,800	50,995
Idemitsu Kosan Co., Ltd.	8,736	208,691
Inpex CorporationΔ	45,600	488,845
Isuzu Motors, Ltd.	18,100	200,211
Ito En, Ltd.	15,500	697,078
ITOCHU Corporation	58,600	1,580,909
Japan Airlines Co., Ltd.*	6,100	104,808
Japan Exchange Group, Inc.	25,800	373,961
Japan Metropolitan Fund Invest REIT	228	177,652
Japan Post Holdings Co., Ltd.	110,700	792,050
Japan Real Estate Investment Corporation REIT	46	211,813
JFE Holdings, Inc.	24,900	261,953
JSR Corporation	2,200	57,170
Kansai Electric Power Co., Inc. (The)	10,500	103,935
Kao Corporation	25,200	1,021,847
KDDI Corporation	84,500	2,664,655
Keisei Electric Railway Co., Ltd.	5,400	149,105
Keyence Corporation	13,700	4,698,254
Kikkoman Corporation	9,000	478,952
Kobayashi Pharmaceutical Co., Ltd.	2,300	142,442
Kobe Bussan Co., Ltd.	8,600	211,397
Koito Manufacturing Co., Ltd.	4,300	136,576
Komatsu, Ltd.	83,300	1,854,855
Konami Holdings Corporation	5,500	304,708
Kose CorporationΔ	1,400	127,590
Kubota Corporation	52,500	786,771
KuritaWater Industries, Ltd.	900	32,579
Kyocera Corporation	17,300	924,796
Kyowa Kirin Co., Ltd.	35,800	808,254
Lasertec Corporation	4,200	500,236
Lixil CorporationΔ	12,900	242,463
M3, Inc.	21,000	604,485
Makita Corporation	7,900	195,814
Marubeni Corporation	67,200	602,890
Mazda Motor Corporation	20,700	168,963
McDonald’s Holdings Co. Japan, Ltd.Δ	8,800	320,547
MEIJI Holdings Co., Ltd.	8,000	393,103
	Shares	Value
MINEBEA MITSUMI, Inc.	14,700	$ 250,536
MISUMI Group, Inc.	10,900	230,202
Mitsubishi Chemical Holdings Corporation	63,200	343,408
Mitsubishi Corporation	67,300	2,004,273
Mitsubishi Electric Corporation	59,100	635,275
Mitsubishi Estate Co., Ltd.	66,800	968,156
Mitsubishi HC Capital, Inc.	38,900	179,538
Mitsubishi Heavy Industries, Ltd.	14,700	513,790
Mitsubishi UFJ Financial Group, Inc.	866,200	4,634,215
Mitsui & Co., Ltd.	81,600	1,793,122
Mitsui Chemicals, Inc.	9,400	200,497
Mitsui Fudosan Co., Ltd.	36,200	777,752
Mitsui OSK Lines, Ltd.	18,000	414,082
Mizuho Financial Group, Inc.	85,790	976,712
MonotaRO Co., Ltd.	8,000	119,310
MS&AD Insurance Group Holdings, Inc.	24,200	742,054
Murata Manufacturing Co., Ltd.	29,000	1,578,392
NEC Corporation	9,300	362,858
Nexon Co., Ltd.	24,400	501,048
Nidec Corporation	18,700	1,158,781
Nihon M&A Center, Inc.	11,800	125,790
Nintendo Co., Ltd.	5,400	2,322,305
Nippon Building Fund, Inc. REITΔ	69	344,359
NIPPON EXPRESS HOLDINGS, INC.	4,000	217,893
Nippon Paint Holdings Co., Ltd.Δ	31,500	235,689
Nippon Prologis REIT, Inc.	121	298,019
Nippon Sanso Holdings Corporation	8,800	140,898
Nippon Shinyaku Co., Ltd.	9,600	585,988
Nippon Steel Corporation	37,900	530,415
Nippon Telegraph & Telephone Corporation	64,300	1,847,543
Nippon Yusen KK	8,500	582,802
Nissan Chemical Corporation	5,900	272,329
Nissan Motor Co., Ltd.	112,800	441,794
Nisshin Seifun Group, Inc.	16,300	190,760
Nissin Foods Holdings Co., Ltd.	4,300	297,006
Nitori Holdings Co., Ltd.	4,000	380,651
Nitto Denko Corporation	7,100	459,218
Nomura Holdings, Inc.	168,800	613,268
Nomura Real Estate Master Fund, Inc. REIT	184	229,835
Nomura Research Institute, Ltd.	18,157	487,271
NTT Data Corporation	31,300	434,220
Obic Co., Ltd.	3,600	511,942
Odakyu Electric Railway Co., Ltd.	16,900	228,011
Oji Holdings Corporation	31,000	134,302
Olympus Corporation	57,000	1,155,116
Omron Corporation	8,300	422,443
Ono Pharmaceutical Co., Ltd.	52,300	1,343,549
Oracle Corporation	700	40,765
Oriental Land Co., Ltd.	12,100	1,689,788
ORIX Corporation	63,200	1,059,223
Osaka Gas Co., Ltd.	15,000	287,479
Otsuka Corporation	6,900	205,350

See Notes to Financial Statements.

	Shares	Value
Otsuka Holdings Co., Ltd.	77,900	$2,780,773
Pan Pacific International Holdings Corporation	11,600	184,942
Panasonic Corporation	118,600	957,598
Rakuten Group, Inc.	37,400	169,108
Recruit Holdings Co., Ltd.	65,200	1,920,169
Renesas Electronics Corporation*	63,600	575,539
Resona Holdings, Inc.	66,200	247,622
Ricoh Co., Ltd.	26,200	204,547
Rohm Co., Ltd.	3,100	217,309
SBI Holdings, Inc.	9,400	183,672
Secom Co., Ltd.	12,500	771,809
Seiko Epson Corporation	18,200	257,475
Sekisui House, Ltd.	33,600	589,860
Seven & i Holdings Co., Ltd.	38,600	1,497,696
SG Holdings Co., Ltd.	8,800	148,807
Sharp Corporation	9,500	73,483
Shimadzu Corporation	12,300	389,855
Shimano, Inc.	3,200	539,062
Shimizu Corporation	26,800	148,053
Shin-Etsu Chemical Co., Ltd.	18,700	2,102,085
Shionogi & Co., Ltd.	19,200	979,938
Shiseido Co., Ltd.	21,800	878,697
SMC Corporation	2,700	1,201,877
SoftBank Corporation	137,600	1,527,710
SoftBank Group Corporation	55,500	2,151,097
Sompo Holdings, Inc.	14,400	636,019
Sony Group Corporation	79,400	6,475,608
Square Enix Holdings Co., Ltd.	7,600	337,339
Subaru Corporation	32,200	569,568
SUMCO Corporation	15,200	197,674
Sumitomo Corporation	54,900	746,280
Sumitomo Electric Industries, Ltd.	36,000	397,819
Sumitomo Metal Mining Co., Ltd.	10,900	337,947
Sumitomo Mitsui Financial Group, Inc.	58,300	1,732,973
Sumitomo Mitsui Trust Holdings, Inc.	14,800	457,408
Sumitomo Realty & Development Co., Ltd.	21,100	557,013
Suntory Beverage & Food, Ltd.	59,900	2,262,004
Suzuki Motor Corporation	11,100	348,961
Sysmex Corporation	7,300	440,487
T&D Holdings, Inc.	22,500	269,337
Takeda Pharmaceutical Co., Ltd.	149,536	4,200,220
TDK Corporation	19,900	615,274
Terumo Corporation	35,100	1,061,812
TIS, Inc.	8,000	210,486
Tobu Railway Co., Ltd.	11,900	271,638
Toho Co., Ltd.	2,900	105,053
Tokio Marine Holdings, Inc.	31,100	1,813,502
Tokyo Electric Power Co. Holdings, Inc.*	56,100	234,678
Tokyo Electron, Ltd.	10,700	3,492,409
Tokyo Gas Co., Ltd.	7,900	163,720
Tokyu Corporation	16,400	193,577
TOPPAN, Inc.	15,000	250,259
Toray Industries, Inc.	89,700	504,907
	Shares	Value
Toshiba Corporation	17,900	$ 727,282
Toyota Industries Corporation	5,200	322,438
Toyota Motor Corporation	649,180	10,016,397
Toyota Tsusho Corporation	7,800	254,302
Trend Micro, Inc.	4,300	210,362
Unicharm Corporation	25,000	838,931
West Japan Railway Co.	9,300	342,133
Yakult Honsha Co., Ltd.	11,500	663,314
Yamaha Corporation	5,400	222,615
Yamaha Motor Co., Ltd.	14,300	262,587
Yamato Holdings Co., Ltd.	11,600	185,637
Yaskawa Electric Corporation	9,000	290,683
Z Holdings Corporation	129,000	375,142
ZOZO, Inc.	5,700	103,128
		155,574,331
Jersey — 1.0%
Experian PLC	53,919	1,583,105
Ferguson PLC	12,836	1,437,921
Glencore PLC*	627,333	3,397,910
WPP PLC	75,700	764,665
		7,183,601
Netherlands — 5.2%
Adyen NV 144A*	927	1,337,784
Aegon NV	51,210	220,543
AerCap Holdings NV*	6,500	266,110
Airbus SE	27,433	2,683,219
Akzo Nobel NV	7,083	463,213
ArcelorMittal SA	34,529	774,326
Argenx SE*	3,299	1,243,569
ASM International NV	2,234	555,835
ASML Holding NV	23,457	11,081,977
CNH Industrial NV	43,467	502,711
Euronext NV 144A	4,841	397,024
EXOR NV	3,560	222,464
Ferrari NVΔ	7,866	1,447,641
IMCD NV	2,480	339,102
ING Groep NV	182,403	1,796,962
JDE Peet's NV	8,224	234,156
Just Eat Takeaway.com NV 144A*	6,526	102,546
Koninklijke Ahold Delhaize NV	58,297	1,517,414
Koninklijke DSM NV	9,526	1,364,605
Koninklijke KPN NV	184,467	656,358
Koninklijke Philips NV	46,682	1,001,260
NN Group NV	25,043	1,134,270
Prosus NV*	43,666	2,827,533
QIAGEN NVΔ*	22,023	1,035,481
Randstad NV	3,706	179,112
Stellantis NV	98,407	1,221,698
STMicroelectronics NV	30,860	975,949
Universal Music Group NVΔ	34,973	700,720
Wolters Kluwer NV	26,160	2,535,374
		38,818,956
New Zealand — 0.2%
Auckland International Airport, Ltd.*	11,623	52,066
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Fisher & Paykel Healthcare Corporation, Ltd.	28,390	$ 353,674
Spark New Zealand, Ltd.	145,344	434,978
Xero, Ltd.Δ*	5,756	307,029
		1,147,747
Norway — 0.8%
Aker BP ASA	7,688	266,248
DNB Bank ASA	42,506	769,510
Equinor ASA	43,834	1,527,413
Gjensidige Forsikring ASA	8,027	163,402
Mowi ASA	26,051	595,726
Norsk Hydro ASA	56,215	317,686
Orkla ASA	60,619	485,600
Salmar ASA	14,028	993,129
Telenor ASA	36,667	489,990
Yara International ASA	10,434	437,195
		6,045,899
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	718,740
Galp Energia SGPS SA	27,004	315,974
Jeronimo Martins SGPS SA	19,382	420,170
		1,454,884
Singapore — 1.2%
Ascendas REIT	157,957	324,183
CapitaLand Integrated Commercial Trust REITΔ	154,203	241,053
Capitaland Investment, Ltd.	174,460	480,170
DBS Group Holdings, Ltd.	107,460	2,299,366
Hongkong Land Holdings, Ltd.	52,200	262,155
Jardine Matheson Holdings, Ltd.	13,200	693,580
Mapletree Logistics Trust REIT	7,947	9,617
Oversea-Chinese Banking Corporation, Ltd.	224,940	1,845,193
Singapore Airlines, Ltd.Δ*	62,850	230,940
Singapore Telecommunications, Ltd.	454,500	827,220
United Overseas Bank, Ltd.	56,959	1,076,077
UOL Group, Ltd.	7,561	40,078
Wilmar International, Ltd.	198,000	576,296
		8,905,928
Spain — 2.5%
ACS Actividades de Construccion y Servicios SAΔ	8,747	213,179
Aena SME SA 144A*	3,930	501,472
Amadeus IT Group SA*	22,411	1,254,885
Banco Bilbao Vizcaya Argentaria SA	319,952	1,453,408
Banco Santander SA	789,110	2,232,720
CaixaBank SA	185,397	649,270
Cellnex Telecom SA 144A*	23,609	918,820
EDP Renovaveis SA	18,583	438,979
Enagas SAΔ	17,674	390,888
Endesa SA	13,556	256,444
Ferrovial SAΔ	28,940	736,343
Grifols SAΔ	31,106	589,906
Iberdrola SA	325,423	3,388,113
Industria de Diseno Textil SA	56,903	1,293,147
Naturgy Energy Group SAΔ	15,059	435,140
	Shares	Value
Red Electrica Corporation SAΔ	23,715	$ 448,915
Repsol SAΔ	105,815	1,559,925
Siemens Gamesa Renewable Energy SAΔ*	6,866	129,454
Telefonica SA	290,306	1,482,168
		18,373,176
Sweden — 2.9%
Alfa Laval AB	14,717	356,771
Assa Abloy AB, B Shares	48,218	1,028,974
Atlas Copco AB, A Shares	114,856	1,075,057
Atlas Copco AB, B Shares	76,912	644,440
Boliden AB	9,794	313,217
Electrolux AB, B SharesΔ	13,970	188,691
Embracer Group ABΔ*	27,006	207,436
Epiroc AB, A Shares	31,158	483,107
Epiroc AB, B Shares	20,075	272,045
EQT AB	12,795	262,976
Essity AB, B Shares	53,660	1,402,703
Fastighets AB Balder, B Shares*	28,806	138,000
Getinge AB, B Shares	12,152	281,639
H & M Hennes & Mauritz AB, B SharesΔ	42,435	509,332
Hexagon AB, B Shares	97,566	1,019,473
Husqvarna AB, B Shares	23,565	173,694
Industrivarden AB, A Shares	1,009	22,810
Industrivarden AB, C Shares	18,571	415,142
Investment AB Latour, B SharesΔ	9,171	182,163
Investor AB, A Shares	81,426	1,466,549
Investor AB, B Shares	120,422	1,985,972
Kinnevik AB, B Shares*	10,870	175,944
L E Lundbergforetagen AB, B Shares	5,888	240,094
Lifco AB, B Shares	16,505	266,533
Lundin Energy ABΔ	8,084	5,497
Nibe Industrier AB, B Shares	74,413	560,943
Sagax AB, B Shares	11,741	217,674
Sandvik AB	51,379	837,329
Securitas AB, B SharesΔ	14,981	129,523
Sinch AB 144A*	22,610	73,854
Skandinaviska Enskilda Banken AB, A Shares	79,780	785,980
Skanska AB, B Shares	13,311	204,797
SKF AB, B SharesΔ	13,321	197,634
Svenska Cellulosa AB SCA, B Shares	111,058	1,668,653
Svenska Handelsbanken AB, A SharesΔ	65,615	563,233
Swedbank AB, A Shares	41,659	528,344
Tele2 AB, B Shares	19,177	218,673
Telefonaktiebolaget LM Ericsson, B Shares	138,995	1,038,156
Telia Co. AB	126,527	485,624
Volvo AB, B Shares	76,978	1,197,731
		21,826,407
Switzerland — 10.3%
ABB, Ltd.	68,606	1,839,889
Alcon, Inc.	35,311	2,476,062
Bachem Holding AG Class BΔ	3,310	230,707
Barry Callebaut AG	219	489,995

See Notes to Financial Statements.

	Shares	Value
Chocoladefabriken Lindt & Spruengli AG	40	$ 407,282
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	12	1,258,262
Cie Financiere Richemont SA Class A	29,913	3,217,538
Coca-Cola HBC AG CDI	53,299	1,187,592
Credit Suisse Group AG	104,613	597,115
EMS-Chemie Holding AG	154	114,930
Geberit AG	1,584	762,068
Givaudan SA	437	1,540,300
Holcim, Ltd.*	1,494	64,191
Holcim, Ltd. (Swiss Exchange)*	38,001	1,629,846
Julius Baer Group, Ltd.	11,052	512,703
Kuehne + Nagel International AGΔ	1,705	405,112
Logitech International SA	9,124	475,773
Nestle SA	152,472	17,819,823
Novartis AG	132,422	11,226,821
Partners Group Holding AG	915	826,334
Roche Holding AG	39,266	13,126,618
Roche Holding AG (Swiss Exchange)Δ	1,396	540,249
Schindler Holding AG	2,186	399,730
SGS SA	175	401,394
Sika AG	6,515	1,503,905
Sonova Holding AG	2,443	780,738
Straumann Holding AG	6,370	767,369
Swatch Group AG (The)Δ	10,000	446,184
Swiss Life Holding AG	1,166	569,203
Swiss Re AG	16,099	1,249,572
Swisscom AG	1,391	769,391
Temenos AG	3,832	327,943
UBS Group AG	170,452	2,755,652
VAT Group AG 144A*	1,112	265,942
Vifor Pharma AG*	6,734	1,167,419
Zurich Insurance Group AG	11,288	4,922,397
		77,076,049
United Kingdom — 13.6%
3i Group PLC	69,134	937,030
abrdn PLCΔ	114,480	223,460
Admiral Group PLC	23,127	633,221
Anglo American PLC	81,836	2,925,520
Antofagasta PLC	23,560	332,690
Ashtead Group PLC	24,479	1,029,796
Associated British Foods PLC	22,791	439,766
Auto Trader Group PLC 144AΔ	54,162	366,815
AVEVA Group PLC	8,238	226,154
Aviva PLC	246,585	1,207,839
BAE Systems PLC	197,243	1,996,887
Barclays PLC	1,028,179	1,922,651
Barratt Developments PLC	50,118	280,343
Berkeley Group Holdings PLC*	6,217	282,653
BP PLC	1,152,493	5,411,526
British Land Co. PLC (The) REIT	51,612	282,336
BT Group PLCΔ	453,308	1,030,260
Bunzl PLC	26,142	868,195
	Shares	Value
Burberry Group PLC	30,456	$ 610,992
Coca-Cola Europacific Partners PLC	21,997	1,135,265
Compass Group PLC	128,923	2,646,969
Croda International PLC	8,431	666,403
Halma PLC	23,059	566,148
Hargreaves Lansdown PLCΔ	23,678	228,456
Hikma Pharmaceuticals PLC	34,178	674,352
HSBC Holdings PLC	1,173,312	7,664,688
Informa PLC*	87,112	562,797
InterContinental Hotels Group PLCΔ	14,742	783,508
Intertek Group PLC	8,134	418,086
J Sainsbury PLCΔ	118,172	294,090
JD Sports Fashion PLC	159,615	224,900
Johnson Matthey PLCΔ	13,222	311,783
Kingfisher PLC	108,273	323,572
Land Securities Group PLC REIT	42,490	344,805
Legal & General Group PLC	335,080	979,631
Lloyds Banking Group PLC	4,171,424	2,146,226
London Stock Exchange Group PLC	19,997	1,865,955
M&G PLC	308,841	732,176
Melrose Industries PLC	238,315	437,130
Mondi PLC	49,454	877,816
National Grid PLC	232,847	2,992,302
Natwest Group PLC	383,851	1,021,720
Next PLC	7,706	550,519
Ocado Group PLCΔ*	22,804	217,384
Pearson PLC	41,042	375,841
Persimmon PLC	15,563	354,088
Phoenix Group Holdings PLC	46,052	331,784
Prudential PLC	191,564	2,382,910
Reckitt Benckiser Group PLC	46,291	3,481,651
RELX PLC	152,525	4,141,262
Rentokil Initial PLCΔ	101,023	585,626
Rio Tinto PLC	71,562	4,278,453
Rolls-Royce Holdings PLC*	419,124	426,526
Sage Group PLC (The)	68,811	532,858
Schroders PLC	6,913	225,829
Segro PLC REIT	115,468	1,378,431
Severn Trent PLC	25,238	837,906
Shell PLC	459,066	11,955,357
Smith & Nephew PLC	141,564	1,979,742
Smiths Group PLC	26,226	448,488
Spirax-Sarco Engineering PLC	6,430	775,514
SSE PLC	59,270	1,169,714
St. James’s Place PLC	37,454	503,956
Standard Chartered PLC (London Exchange)	191,722	1,447,386
Taylor Wimpey PLC	203,676	290,125
Tesco PLC	610,319	1,902,123
Unilever PLC	168,793	7,693,552
United Utilities Group PLC	72,451	901,890
Vodafone Group PLC	1,776,417	2,762,138
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Whitbread PLC	15,331	$ 464,907
		101,302,872
Total Foreign Common Stocks (Cost $737,717,807)		697,362,698
FOREIGN PREFERRED STOCKS — 0.4%
Germany — 0.4%
Henkel AG & Co. KGaA
3.15%◊	8,912	551,480
Porsche Automobil Holding SE
4.04%◊	6,508	432,854
Sartorius AG
0.38%◊	1,199	420,811
Volkswagen AG
5.90%◊	11,005	1,481,710
Total Foreign Preferred Stocks (Cost $3,524,310)		2,886,855
MONEY MARKET FUNDS — 6.3%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	33,835,876	33,835,876
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	12,931,742	12,931,742
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	59,734	59,734
Total Money Market Funds (Cost $46,827,352)		46,827,352
TOTAL INVESTMENTS — 100.5% (Cost $791,687,070)		748,483,680
Liabilities in Excess of Other Assets — (0.5)%		(4,043,930)
NET ASSETS — 100.0%		$744,439,750
PORTFOLIO SUMMARY (based on net assets)
%
Financials	17.9
Industrials	14.1
Health Care	11.9
Consumer Discretionary	10.0
Consumer Staples	9.2
Information Technology	8.1
Materials	7.8
Money Market Funds	6.3
Communication Services	5.1
Energy	4.4
Utilities	3.4
Real Estate	2.3
100.5

Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2022	457	$42,423,310	$(275,328)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 1,406,775	$ 1,406,775	$ —	$ —
Foreign Common Stocks:
Israel	4,685,247	1,497,795	3,187,452	—
Netherlands	38,818,956	266,110	38,552,846	—
Switzerland	77,076,049	2,489,872	74,586,177	—
United Kingdom	101,302,872	1,135,265	100,167,607	—
Other ^^	475,479,574	—	475,479,574	—
Total Foreign Common Stocks	697,362,698	5,389,042	691,973,656	—
Foreign Preferred Stocks	2,886,855	—	2,886,855	—
Money Market Funds	46,827,352	46,827,352	—	—
Total Assets - Investments in Securities	$748,483,680	$53,623,169	$694,860,511	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (275,328)	$ (275,328)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (275,328)	$ (275,328)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 2.7%
Consumer Discretionary — 0.8%
Lululemon Athletica, Inc.*	14,360	$ 3,914,680
Trip.com Group, Ltd. ADR*	154,728	4,247,283
		8,161,963
Financials — 0.8%
Everest Re Group, Ltd.	26,768	7,502,535
Health Care — 0.7%
Mettler-Toledo International, Inc.*	2,430	2,791,511
ResMed, Inc.	21,020	4,406,423
		7,197,934
Information Technology — 0.4%
Cognizant Technology Solutions Corporation Class A	28,154	1,900,114
EPAM Systems, Inc.*	8,530	2,514,473
		4,414,587
Total Common Stocks (Cost $25,802,500)		27,277,019
FOREIGN COMMON STOCKS — 86.2%
Australia — 2.8%
ASX, Ltd.‡‡	2,303	130,176
Aurizon Holdings, Ltd.	485,646	1,277,264
Australia & New Zealand Banking Group, Ltd.	44,047	670,867
BHP Group, Ltd.	96,898	2,774,540
BlueScope Steel, Ltd.‡‡	288,830	3,182,517
Boral, Ltd.	164,312	293,933
Brambles, Ltd.	115,542	854,352
CSL, Ltd.	28,862	5,358,947
Dexus REIT‡‡	55,775	342,986
Goodman Group REIT‡‡	50,048	617,979
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	104,984	306,835
Harvey Norman Holdings, Ltd.	354,263	908,370
Incitec Pivot, Ltd.	690,827	1,589,803
JB Hi-Fi, Ltd.	72,753	1,934,959
Mirvac Group REIT‡‡	355,598	486,065
Orica, Ltd.	56,218	615,064
Origin Energy, Ltd.	29,653	117,709
QBE Insurance Group, Ltd.	101,697	854,547
Rio Tinto, Ltd.‡‡	4,796	342,141
Scentre Group REIT‡‡	186,809	335,425
Sonic Healthcare, Ltd.	41,163	938,240
South32, Ltd.	533,770	1,446,352
Stockland REIT‡‡	206,720	516,135
Suncorp Group, Ltd.	148,451	1,132,050
Vicinity Centres REIT‡‡	336,787	427,841
Woodside Energy Group, Ltd.	24,377	535,770
		27,990,867
Belgium — 0.2%
Ageas SA/NV	10,437	460,194
Etablissements Franz Colruyt NV	10,545	286,764
Groupe Bruxelles Lambert SA‡‡	415	34,789
	Shares	Value
KBC Group NV	3,973	$ 223,525
Proximus SADP	39,689	585,804
		1,591,076
Canada — 3.0%
Agnico Eagle Mines, Ltd.Δ	37,964	1,737,233
Canadian National Railway Co.	74,395	8,367,206
Canadian Pacific Railway, Ltd.Δ	95,850	6,694,164
Kinross Gold Corporation	518,140	1,843,599
Open Text Corporation	27,800	1,051,571
Restaurant Brands International, Inc.	13,810	692,571
Shopify, Inc. Class A*	45,700	1,427,668
Toronto-Dominion Bank (The)	124,334	8,153,382
		29,967,394
China — 1.1%
Tencent Holdings, Ltd.	212,700	9,627,897
Vipshop Holdings, Ltd. ADR*	91,264	902,601
		10,530,498
Denmark — 0.7%
AP Moeller - Maersk A/S Class B	1,175	2,758,428
Danske Bank A/S	12,095	172,145
DSV A/S	13,420	1,887,084
Genmab A/S*	3,240	1,051,201
H Lundbeck A/S	91,284	443,330
H Lundbeck A/S, A Shares*	22,821	109,514
ISS A/S*	13,938	222,214
Pandora A/S‡‡	3,022	191,995
		6,835,911
Finland — 0.3%
Kone OYJ Class B	3,871	185,015
Nokia OYJ	113,955	528,188
Nokian Renkaat OYJ	28,874	318,467
Nordea Bank Abp	104,004	918,722
UPM-Kymmene OYJ	16,800	515,143
Wartsila OYJ Abp	53,653	420,573
		2,886,108
France — 10.6%
Accor SA*	134,719	3,675,344
Air Liquide SA	61,442	8,270,214
AXA SA	221,352	5,056,021
BNP Paribas SA	50,892	2,434,265
Bureau Veritas SAΔ	220,623	5,676,202
Capgemini SE	66,816	11,523,096
Danone SA	92,473	5,178,690
Edenred	17,500	828,987
Engie SA	337,799	3,911,362
Hermes International	7,335	8,255,017
Kering SA	1,395	722,927
L’Oreal SA	34,436	11,956,370
Publicis Groupe SA	26,056	1,281,448
Sanofi	87,782	8,852,469
Schneider Electric SE	128,726	15,338,420
SCOR SE	117,434	2,529,422
TotalEnergies SEΔ	141,746	7,461,080

See Notes to Financial Statements.

	Shares	Value
Valeo	52,261	$ 1,018,356
Worldline SA 144A*	44,200	1,648,633
		105,618,323
Germany — 8.5%
adidas AG	20,963	3,723,678
Allianz SE	12,376	2,372,607
Aurubis AG	1,211	82,633
BASF SE	12,578	550,316
Bayerische Motoren Werke AG	52,747	4,088,980
Beiersdorf AG	88,541	9,085,835
Continental AG	64,171	4,504,083
Covestro AG 144A	16,319	567,064
Daimler Truck Holding AG*	162,994	4,292,593
Deutsche Bank AG	188,006	1,652,141
Deutsche Boerse AG	72,528	12,179,392
Deutsche Post AG	104,419	3,942,460
Freenet AG	14,266	355,769
Fresenius Medical Care AG & Co. KGaA	84,396	4,228,333
Fresenius SE & Co. KGaA‡‡	53,033	1,612,826
GEA Group AG	7,564	262,229
HeidelbergCement AG	1,828	88,258
Henkel AG & Co. KGaA	18,400	1,130,502
HOCHTIEF AG	5,733	281,053
Infineon Technologies AG‡‡	6,462	157,192
Knorr-Bremse AG	2,236	128,067
Mercedes-Benz Group AG	47,600	2,764,530
METRO AG*	85,645	726,508
Muenchener Rueckversicherungs-Gesellschaft AG	2,473	584,982
ProSiebenSat.1 Media SE	111,427	1,036,393
SAP SE	180,641	16,465,511
Siemens AG	66,441	6,829,902
Siemens Energy AG	3,273	48,239
Stroeer SE & Co. KGaA	483	21,818
thyssenkrupp AG*	172,284	982,415
United Internet AG	2,292	65,698
Vonovia SE	8,154	252,289
		85,064,296
Hong Kong — 3.3%
AIA Group, Ltd.	1,594,926	17,427,070
Alibaba Group Holding, Ltd.*	342,059	4,879,606
Baidu, Inc. Class A*	258,837	4,903,200
Li Ning Co., Ltd.	339,500	3,161,116
Shenzhou International Group Holdings, Ltd.	174,700	2,132,320
Trip.com Group, Ltd.*	16,200	448,261
		32,951,573
India — 1.2%
Axis Bank, Ltd.*	97,318	788,283
HDFC Bank, Ltd.	438,937	7,518,601
HDFC Bank, Ltd. ADR	63,233	3,475,285
		11,782,169
Ireland — 5.0%
Accenture PLC Class A	18,320	5,086,548
	Shares	Value
Aon PLC Class A	34,422	$ 9,282,925
CRH PLC	88,347	3,048,750
ICON PLC*	21,330	4,622,211
Linde PLCΔ	4,874	1,402,252
Medtronic PLC	83,202	7,467,379
Ryanair Holdings PLC ADR*	99,254	6,674,832
STERIS PLC	20,140	4,151,861
Willis Towers Watson PLC	38,910	7,680,445
		49,417,203
Israel — 0.6%
Check Point Software Technologies, Ltd.*	49,249	5,997,543
Italy — 1.1%
Atlantia SpA	3,435	80,635
Azimut Holding SpA	3,508	61,060
Buzzi Unicem SpA	55,685	914,037
Eni SpA‡‡	213,217	2,528,896
Intesa Sanpaolo SpA	1,351,837	2,529,924
Intesa Sanpaolo SpA (Milan Exchange)	21,900	41,142
Italgas SpA	39,701	231,669
Leonardo SpA	184,530	1,872,205
Telecom Italia SpA*	121,188	31,776
UniCredit SpA	165,839	1,584,815
Unipol Gruppo SpA	146,807	668,704
		10,544,863
Japan — 17.3%
Advantest Corporation	5,600	301,150
Aeon Co., Ltd.	15,700	272,711
AGC, Inc.	16,400	576,258
Aisin Corporation	21,800	674,731
Ajinomoto Co., Inc.	17,400	424,310
Alfresa Holdings Corporation	12,800	172,097
Amada Co., Ltd.	50,900	375,250
Asics Corporation	17,700	320,588
Bandai Namco Holdings, Inc.	4,700	331,787
Bank of Kyoto, Ltd. (The)	3,200	136,961
BIPROGY, Inc.	28,600	570,321
Bridgestone Corporation	12,100	441,159
Brother Industries, Ltd.	36,700	645,714
Canon, Inc.	17,700	401,106
Central Japan Railway Co.	2,800	321,812
Chugai Pharmaceutical Co., Ltd.	24,200	619,048
Concordia Financial Group, Ltd.	85,400	296,522
Dai-ichi Life Holdings, Inc.	121,700	2,250,889
Daiichi Sankyo Co., Ltd.	27,700	704,480
Daikin Industries, Ltd.	56,700	9,103,703
Daito Trust Construction Co., Ltd.‡‡	71,333	6,170,743
Daiwa House Industry Co., Ltd.‡‡	27,300	638,465
Denso Corporation	9,000	475,042
Dentsu Group, Inc.	12,600	379,862
Disco Corporation	1,300	309,350
East Japan Railway Co.	7,600	388,734
Eisai Co., Ltd.	8,700	367,837
ENEOS Holdings, Inc.	626,700	2,358,143
FANUC Corporation	2,600	407,522
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Fast Retailing Co., Ltd.	800	$ 420,222
Fuji Electric Co., Ltd.	7,000	289,407
FUJIFILM Holdings Corporation	5,300	284,777
Fujitsu, Ltd.	3,900	487,999
Fukuoka Financial Group, Inc.	13,000	234,130
Hakuhodo DY Holdings, Inc.	26,100	239,752
Hankyu Hanshin Holdings, Inc.	12,200	333,222
Haseko Corporation‡‡	29,300	344,128
Hino Motors, Ltd.	120,000	617,706
Hisamitsu Pharmaceutical Co., Inc.	16,100	416,178
Hitachi Construction Machinery Co., Ltd.	2,700	59,974
Hitachi, Ltd.‡‡	14,900	708,794
Honda Motor Co., Ltd.	27,000	651,000
Hoya Corporation	88,100	7,539,857
Ibiden Co., Ltd.	8,000	226,645
Idemitsu Kosan Co., Ltd.	2,400	57,333
Iida Group Holdings Co., Ltd.	77,400	1,188,273
Inpex CorporationΔ	59,800	641,073
Ito En, Ltd.	6,400	287,826
ITOCHU Corporation	21,600	582,724
Japan Airlines Co., Ltd.*	7,600	130,580
Japan Exchange Group, Inc.	136,992	1,985,648
Japan Metropolitan Fund Invest REIT	166	129,343
Japan Post Holdings Co., Ltd.	397,800	2,846,229
Japan Post Insurance Co., Ltd.	108,600	1,738,112
Japan Real Estate Investment Corporation REIT	82	377,580
JFE Holdings, Inc.	77,600	816,368
JSR Corporation	11,200	291,045
JTEKT Corporation	65,600	493,169
Kajima Corporation	38,800	444,904
Kao Corporation	10,600	429,824
Kawasaki Kisen Kaisha, Ltd.	15,000	917,846
KDDI Corporation	24,200	763,132
Keyence Corporation	12,700	4,355,315
Kinden Corporation	62,900	725,982
Kintetsu Group Holdings Co., Ltd.	10,600	329,784
Komatsu, Ltd.	39,400	877,327
Kubota CorporationΔ	247,072	3,702,647
Kuraray Co., Ltd.	57,900	467,129
KuritaWater Industries, Ltd.	7,600	275,108
Kyocera Corporation	5,800	310,047
Kyushu Electric Power Co., Inc.	91,900	590,868
Lasertec Corporation	26,600	3,168,158
Lixil CorporationΔ	16,000	300,729
M3, Inc.	8,800	253,308
Makita Corporation	128,873	3,194,317
Marubeni Corporation	86,800	778,733
Mazda Motor Corporation	199,900	1,631,681
MISUMI Group, Inc.	14,700	310,456
Mitsubishi Chemical Holdings Corporation	58,400	317,326
Mitsubishi Corporation	24,800	738,573
Mitsubishi Electric Corporation	55,900	600,878
Mitsubishi Estate Co., Ltd.‡‡	56,300	815,975
Mitsubishi HC Capital, Inc.	49,600	228,923
Mitsubishi Heavy Industries, Ltd.	10,800	377,479
	Shares	Value
Mitsubishi UFJ Financial Group, Inc.	182,900	$ 978,525
Mitsui & Co., Ltd.	53,800	1,182,230
Mitsui Chemicals, Inc.	26,800	571,630
Mitsui Fudosan Co., Ltd.‡‡	39,800	855,097
Mitsui OSK Lines, Ltd.	57,000	1,311,258
Mizuho Financial Group, Inc.	371,000	4,223,804
Murata Manufacturing Co., Ltd.	8,000	435,419
Nabtesco Corporation	27,000	633,560
NEC Corporation	9,600	374,563
Nexon Co., Ltd.	10,400	213,562
NGK Insulators, Ltd.	8,800	118,558
NGK Spark Plug Co., Ltd.	55,700	1,010,373
NH Foods, Ltd.	7,600	238,059
Nidec Corporation	5,200	322,228
Nifco, Inc.	3,700	86,537
Nihon M&A Center, Inc.	23,200	247,316
Nikon Corporation	12,600	145,301
Nintendo Co., Ltd.	7,103	3,054,691
Nippon Building Fund, Inc. REIT	16	79,851
NIPPON EXPRESS HOLDINGS, INC.	14,800	806,203
Nippon Steel Corporation	156,400	2,188,835
Nippon Telegraph & Telephone Corporation	19,400	557,423
Nippon Yusen KK	17,400	1,193,030
Nissan Motor Co., Ltd.	15,900	62,274
Nisshin Seifun Group, Inc.	23,100	270,341
Nitori Holdings Co., Ltd.	2,700	256,940
Nitto Denko Corporation	4,100	265,182
Nomura Holdings, Inc.	168,300	611,452
Obayashi Corporation	134,500	978,254
Obic Co., Ltd.	2,200	312,854
Olympus Corporation	19,300	391,118
Omron Corporation	5,300	269,753
Oriental Land Co., Ltd.	3,200	446,886
ORIX Corporation	29,900	501,120
Osaka Gas Co., Ltd.	18,000	344,974
Otsuka Holdings Co., Ltd.	14,400	514,033
Panasonic Corporation	103,300	834,063
Pola Orbis Holdings, Inc.	9,900	122,541
Recruit Holdings Co., Ltd.	20,200	594,899
Renesas Electronics Corporation*	39,000	352,925
Resona Holdings, Inc.‡‡	183,600	686,759
Ricoh Co., Ltd.	30,400	237,337
Rohm Co., Ltd.	2,800	196,279
Ryohin Keikaku Co., Ltd.	14,600	143,027
Santen Pharmaceutical Co., Ltd.	38,600	304,513
SCREEN Holdings Co., Ltd.	7,800	529,249
Secom Co., Ltd.	5,100	314,898
Sekisui Chemical Co., Ltd.	22,900	313,959
Sekisui House, Ltd.	178,139	3,127,293
Seven & i Holdings Co., Ltd.	13,200	512,165
Shimamura Co., Ltd.	18,200	1,599,147
Shimano, Inc.	1,700	286,377
Shin-Etsu Chemical Co., Ltd.	5,000	562,055
Shinko Electric Industries Co., Ltd.	1,800	46,490
Shionogi & Co., Ltd.	7,900	403,204

See Notes to Financial Statements.

	Shares	Value
Shiseido Co., Ltd.	7,600	$ 306,335
SMC Corporation	15,300	6,810,635
SoftBank Corporation	53,900	598,427
SoftBank Group Corporation	31,000	1,201,514
Sojitz Corporation‡‡	63,260	896,654
Sony Group Corporation	18,400	1,500,645
Subaru Corporation	52,000	919,800
SUMCO Corporation	5,600	72,827
Sumitomo Corporation	83,700	1,137,772
Sumitomo Dainippon Pharma Co., Ltd.	49,800	399,959
Sumitomo Electric Industries, Ltd.	32,900	363,562
Sumitomo Forestry Co., Ltd.	37,300	530,468
Sumitomo Heavy Industries, Ltd.	20,100	444,947
Sumitomo Metal Mining Co., Ltd.	5,500	170,524
Sumitomo Mitsui Financial Group, Inc.	72,500	2,155,069
Sumitomo Mitsui Trust Holdings, Inc.	184,600	5,705,242
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	158,392
Sundrug Co., Ltd.	3,800	84,982
Suzuken Co., Ltd.	2,200	62,013
Suzuki Motor Corporation	23,200	729,360
Sysmex Corporation	4,100	247,397
T&D Holdings, Inc.	35,800	428,546
Taisei Corporation	27,100	844,978
Takeda Pharmaceutical Co., Ltd.	46,200	1,297,682
TDK Corporation	11,400	352,468
Terumo Corporation	237,100	7,172,525
Tokio Marine Holdings, Inc.	123,036	7,174,470
Tokyo Electric Power Co. Holdings, Inc.*	541,300	2,264,371
Tokyo Electron, Ltd.‡‡	2,400	783,344
Tokyo Gas Co., Ltd.	8,000	165,792
Tokyu Corporation	28,100	331,678
Toshiba Corporation	7,700	312,853
Tosoh Corporation	37,800	470,184
Toyo Suisan Kaisha, Ltd.	1,600	62,469
Toyota Boshoku Corporation	57,600	855,629
Toyota Motor Corporation	202,600	3,125,977
Toyota Tsusho Corporation	15,800	515,124
Trend Micro, Inc.	6,100	298,421
Unicharm Corporation	6,700	224,833
USS Co., Ltd.	15,300	265,181
Yakult Honsha Co., Ltd.	6,300	363,381
Yamada Holdings Co., Ltd.	344,700	1,239,593
Yamaha Motor Co., Ltd.	7,200	132,212
Yamazaki Baking Co., Ltd.	12,000	146,795
Z Holdings Corporation	50,500	146,858
		172,454,140
Jersey — 1.9%
Experian PLC	469,793	13,793,504
Ferguson PLC	23,110	2,588,840
Glencore PLC*	306,565	1,660,490
	Shares	Value
WPP PLC	81,798	$ 826,262
		18,869,096
Mexico — 0.1%
Grupo Televisa SAB SA ADR	89,200	729,656
Netherlands — 4.3%
Adyen NV 144A*	2,840	4,098,496
Aegon NV	222,591	958,617
Akzo Nobel NV	55,465	3,627,295
ArcelorMittal SA	66,603	1,493,598
ASM International NV	10,730	2,669,702
ASML Holding NV	13,596	6,457,068
ASR Nederland NV‡‡	17,958	724,012
CNH Industrial NV	126,815	1,466,660
Euronext NV 144A	82,195	6,741,045
EXOR NV	25,723	1,607,429
Ferrari NVΔ	23,870	4,392,980
ING Groep NV‡‡	48,701	479,783
Koninklijke Ahold Delhaize NV	33,395	869,239
Koninklijke Philips NVΔ	44,443	953,237
Koninklijke Vopak NV	6,684	168,445
NN Group NV	20,474	927,327
OCI NV	27,579	907,230
Prosus NV*	45,655	2,956,328
QIAGEN NV*	12,941	608,462
Signify NV 144A	1,632	53,840
Stellantis NV	68,641	852,160
Universal Music Group NV	9,145	183,230
		43,196,183
Nigeria — 0.0%
Afriland Properties PLCΨ†††*	364,373	—
Norway — 0.4%
DNB Bank ASA	15,435	279,428
Equinor ASA	60,118	2,094,836
Leroy Seafood Group ASA	30,610	219,169
Norsk Hydro ASA	55,826	315,487
Orkla ASA	58,256	466,671
Telenor ASA	4,321	57,743
Yara International ASA	22,189	929,742
		4,363,076
Portugal — 0.5%
Galp Energia SGPS SA	452,028	5,289,176
Singapore — 0.9%
Ascendas REIT‡‡	158,700	325,707
CapitaLand Integrated Commercial Trust REIT‡‡	233,640	365,231
Mapletree Commercial Trust REIT	136,500	179,902
Oversea-Chinese Banking Corporation, Ltd.	26,900	220,662
Singapore Exchange, Ltd.‡‡Δ	899,632	6,129,129
Wilmar International, Ltd.	743,300	2,163,437
		9,384,068
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
South Korea — 1.1%
Hana Financial Group, Inc.	32,695	$ 993,723
KB Financial Group, Inc.	145,449	5,431,549
NAVER Corporation	5,575	1,039,886
Samsung Electronics Co., Ltd. GDR	2,809	3,058,367
		10,523,525
Spain — 1.3%
Aena SME SA 144A*	21,596	2,755,671
Amadeus IT Group SA*	178,414	9,990,143
		12,745,814
Sweden — 1.8%
Assa Abloy AB, B Shares	135,291	2,887,116
Atlas Copco AB, A Shares	196,196	1,836,403
Atlas Copco AB, B Shares	27,720	232,264
Elekta AB, B Shares	67,043	464,640
H & M Hennes & Mauritz AB, B SharesΔ	112,141	1,345,989
Husqvarna AB, B Shares	7,300	53,807
Investor AB, B Shares‡‡	22,531	371,576
Millicom International Cellular SA SDR*	22,382	320,772
Saab AB, B Shares	25,554	1,056,719
Securitas AB, B Shares	53,497	462,526
Skandinaviska Enskilda Banken AB, A Shares	78,011	768,552
Skanska AB, B Shares	11,760	180,934
SKF AB, B SharesΔ	94,177	1,397,237
SSAB AB, B Shares	455,760	1,893,787
Svenska Handelsbanken AB, A Shares	130,104	1,116,801
Swedbank AB, A Shares	5,907	74,916
Telefonaktiebolaget LM Ericsson, B Shares‡‡	321,103	2,398,324
Trelleborg AB, B Shares	9,222	186,585
Volvo AB, B Shares	84,103	1,308,591
		18,357,539
Switzerland — 12.7%
ABB, Ltd.	3,345	89,707
Adecco Group AG‡‡	45,012	1,534,227
Alcon, Inc.	66,460	4,660,279
Baloise Holding AG	6,418	1,050,584
Barry Callebaut AG	278	622,003
BKW AG	6,549	685,173
Bucher Industries AG	1,526	532,646
Chubb, Ltd.	41,719	8,201,121
Cie Financiere Richemont SA Class A	4,052	435,846
Credit Suisse Group AG	327,222	1,867,733
DKSH Holding AG	12,832	1,061,766
dormakaba Holding AG	559	243,963
Galenica AG 144A	790	60,772
Georg Fischer AG	3,002	148,265
Helvetia Holding AG	601	70,583
Holcim, Ltd. (Swiss Exchange)*	32,704	1,402,660
Julius Baer Group, Ltd.	125,658	5,829,285
Nestle SA‡‡	208,991	24,425,355
Novartis AG‡‡	261,273	22,150,890
	Shares	Value
OC Oerlikon Corporation AG	79,570	$ 555,530
Roche Holding AG‡‡	59,879	20,017,540
Sika AG	41,269	9,526,424
Sulzer AG	2,953	184,065
Swatch Group AG (The)	3,158	750,147
Swiss Re AG	9,555	741,640
Temenos AG	16,435	1,406,508
UBS Group AG	638,738	10,326,305
Zurich Insurance Group AG	18,650	8,132,769
		126,713,786
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	157,513	12,876,688
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	—
United Kingdom — 4.2%
Atlassian Corporation PLC Class A*	11,240	2,106,376
BP PLC ADR	153,871	4,362,243
Compass Group PLC	463,105	9,508,191
Informa PLC*	124,900	806,931
Liberty Global PLC Class A*	267,364	5,628,012
Lloyds Banking Group PLC‡‡	7,735,648	3,980,043
Natwest Group PLC	215,850	574,541
Prudential PLC	103,400	1,286,217
Reckitt Benckiser Group PLC	67,758	5,096,233
Rolls-Royce Holdings PLC*	360,338	366,702
Schroders PLC	38,918	1,271,345
Smiths Group PLC	197,811	3,382,741
Vodafone Group PLC ADRΔ	249,263	3,883,518
		42,253,093
Total Foreign Common Stocks (Cost $920,687,471)		858,933,664
FOREIGN PREFERRED STOCKS — 0.7%
Germany — 0.6%
Henkel AG & Co. KGaA
3.15%◊	75,286	4,658,744
Porsche Automobil Holding SE
4.04%‡‡◊	2,638	175,456
Volkswagen AG
5.90%◊	4,233	569,930
		5,404,130
South Korea — 0.1%
Samsung Electronics Co., Ltd.
2.78%◊	23,900	960,670
Total Foreign Preferred Stocks (Cost $9,916,297)		6,364,800
MONEY MARKET FUNDS — 8.1%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	65,777,253	65,777,253

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	14,800,368	$ 14,800,368
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	314,397	314,397
Total Money Market Funds (Cost $80,892,018)		80,892,018
TOTAL INVESTMENTS — 97.7% (Cost $1,037,298,286)		973,467,501
FOREIGN COMMON STOCKS SOLD SHORT — (0.0)%
United Kingdom — (0.0)%
Ocado Group PLC* (Proceeds $(803,636))	(47,886)	(456,484)
TOTAL SECURITIES SOLD SHORT — (0.0)% (Proceeds $(803,636))		(456,484)
Other Assets in Excess of Liabilities — 2.3%		23,346,687
NET ASSETS — 100.0%		$996,357,704
PORTFOLIO SUMMARY (based on net assets)
%
Financials	20.4
Industrials	15.1
Health Care	11.7
Information Technology	11.0
Consumer Discretionary	10.0
Money Market Funds	8.1
Consumer Staples	7.0
Materials	6.0
Communication Services	3.9
Energy	2.4
Real Estate	1.3
Utilities	0.8
Foreign Common Stocks Sold Short	—**
97.7
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	07/2022	50	$ 6,905,676	$ 16,559
CAC40 10 Euro	07/2022	179	11,093,662	(130,721)
IBEX 35 Index	07/2022	(84)	(7,077,083)	57,389
OMXS30 Index	07/2022	(97)	(1,773,636)	74,559
Hang Seng Index	07/2022	(106)	(14,686,649)	114,685
MSCI Singapore Index	07/2022	(15)	(302,904)	8,736
Topix Index®	09/2022	245	33,775,980	(888,096)
ASX SPI 200 Index	09/2022	(192)	(21,406,586)	335,979
S&P/TSX 60 Index	09/2022	(10)	(1,775,171)	114,328
DAX Index	09/2022	(16)	(5,353,348)	183,063
FTSE 100 Index	09/2022	191	16,556,633	(190,551)
FTSE/MIB Index	09/2022	160	17,779,939	(588,953)
MSCI EAFE Index	09/2022	44	4,084,520	(37,329)
Total Futures Contracts outstanding at June 30, 2022			$ 37,821,033	$(930,352)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	United States Dollar	38,703,281	New Zealand Dollar	60,504,000	CITI	$952,588
09/21/22	United States Dollar	30,937,277	Japanese Yen	4,059,815,000	CITI	833,256
09/21/22	United States Dollar	21,518,067	British Pound	17,250,000	CITI	485,044
09/21/22	United States Dollar	10,897,771	Swedish Krona	109,607,000	CITI	144,443
09/21/22	Norwegian Krone	95,946,000	United States Dollar	9,624,048	CITI	135,456
09/21/22	United States Dollar	20,156,948	Euro	19,044,000	CITI	77,848
09/21/22	Euro	12,060,125	United States Dollar	12,654,056	CITI	61,576
09/21/22	Swiss Franc	3,143,000	United States Dollar	3,253,559	CITI	59,060
09/21/22	United States Dollar	4,780,077	Australian Dollar	6,841,000	CITI	54,734
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	United States Dollar	945,363	Danish Krone	6,539,000	CITI	$ 18,274
09/21/22	United States Dollar	588,916	Norwegian Krone	5,624,000	CITI	16,849
09/21/22	United States Dollar	944,685	Singapore Dollar	1,299,000	CITI	9,141
09/21/22	Japanese Yen	128,347,000	United States Dollar	944,493	CITI	7,216
09/21/22	United States Dollar	353,328	Israeli Shekel	1,203,000	CITI	6,786
09/21/22	British Pound	3,722,000	United States Dollar	4,534,563	CITI	3,692
09/21/22	Danish Krone	3,606,000	United States Dollar	510,001	CITI	1,253
09/21/22	Australian Dollar	223,000	United States Dollar	153,287	CITI	748
09/21/22	Hong Kong Dollar	60,754,987	United States Dollar	7,760,381	CITI	742
09/21/22	Singapore Dollar	91,000	United States Dollar	65,488	CITI	50
09/21/22	Canadian Dollar	967,685	United States Dollar	751,842	CITI	38
09/21/22	United States Dollar	29,397	Hong Kong Dollar	230,000	CITI	15
Subtotal Appreciation						$ 2,868,809
09/21/22	United States Dollar	601	Norwegian Krone	6,000	CITI	$ (10)
09/21/22	Hong Kong Dollar	2,810,000	United States Dollar	359,183	CITI	(220)
09/21/22	United States Dollar	1,062,560	Hong Kong Dollar	8,321,000	CITI	(404)
09/21/22	United States Dollar	1,906,584	British Pound	1,564,000	CITI	(410)
09/21/22	United States Dollar	535,528	Singapore Dollar	745,000	CITI	(1,024)
09/21/22	United States Dollar	875,630	Danish Krone	6,184,000	CITI	(1,129)
09/21/22	Singapore Dollar	1,525,000	United States Dollar	1,105,140	CITI	(6,828)
09/21/22	United States Dollar	3,343,972	New Zealand Dollar	5,371,000	CITI	(7,194)
09/21/22	Danish Krone	14,604,000	United States Dollar	2,084,961	CITI	(14,425)
09/21/22	United States Dollar	3,415,485	Canadian Dollar	4,415,000	CITI	(14,920)
09/21/22	United States Dollar	2,751,835	Euro	2,628,000	CITI	(19,005)
09/21/22	Israeli Shekel	6,782,000	United States Dollar	2,033,976	CITI	(80,330)
09/21/22	British Pound	7,810,000	United States Dollar	9,745,115	CITI	(222,337)
09/21/22	Norwegian Krone	121,927,000	United States Dollar	12,699,140	CITI	(296,882)
09/21/22	United States Dollar	20,171,502	Swiss Franc	19,461,000	CITI	(339,748)
09/21/22	Euro	26,685,875	United States Dollar	28,485,568	CITI	(349,232)
09/21/22	Canadian Dollar	29,697,315	United States Dollar	23,426,695	CITI	(352,218)
09/21/22	Swedish Krona	189,187,000	United States Dollar	19,077,282	CITI	(516,513)
09/21/22	Australian Dollar	65,221,000	United States Dollar	46,273,832	CITI	(1,223,170)
09/21/22	Japanese Yen	4,900,935,000	United States Dollar	37,594,935	CITI	(1,253,910)
Subtotal Depreciation						$(4,699,909)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$(1,831,100)
Swap Agreements outstanding at June 30, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of Tel Aviv 35 Index (At Termination)	Increase in total return of Tel Aviv 35 Index (At Termination)	7/29/2022	GSC	ILS	5,486,190	$ 8,829	$—	$ 8,829
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	9/16/2022	CITI	CHF	8,870,210	62,454	—	62,454
MSCI Spain Net Return EUR Index (Monthly)	Financing Index: Euro Short Term Rate - 0.40%	9/21/2022	GSC	EUR	1,521,000	87,941	—	87,941
MSCI Sweden Net Return SEK Index (Monthly)	Financing Index: 1-Month STIBOR - 0.45%	9/21/2022	GSC	SEK	3,588,826	38,626	—	38,626

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
MSCI Switzerland Net Return CHF Index (Monthly)	Financing Index: Swiss Average Rate Overnight - 0.35%	9/21/2022	GSC	CHF	1,575,294	$ 77,037	$ —	$ 77,037
Subtotal Appreciation						$ 274,887	$ —	$ 274,887
Financing Index: Bank of Japan Unsecured Overnight Call Rate - 0.16%	MSCI Japan Net Return JPY Index (Monthly)	9/21/2022	GSC	JPY	52,330,736	$ (22,156)	$ —	$ (22,156)
Financing Index: Euro Short Term Rate + 0.07%	MSCI Italy Net Return EUR Index (Monthly)	9/21/2022	GSC	EUR	3,716,885	(325,122)	—	(325,122)
Subtotal Depreciation						$(347,278)	$ —	$(347,278)
Net Total Return Swaps outstanding at June 30, 2022						$ (72,391)	$ —	$ (72,391)
Total Return Basket Swap Agreements outstanding at June 30, 2022:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread(-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).	44-55 months maturity ranging from 2/19/2026 - 01/06/2027	GSC	$ 8,707,182	$848,340	$—	$848,340
The Fund receives the total return on a portfolio of short equity positions and receives the SSARON minus a specified spread(-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	38-42 months maturity ranging from 08/08/2025 - 12/12/2025	GSC	2,283,362	249,105	—	249,105
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	38-56 months maturity ranging from 08/08/2025 - 02/17/2027	GSC	12,794,059	330,942	—	330,942
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	38-56 months maturity ranging from 08/08/2025 - 02/17/2027	GSC	15,779,095	2,469	—	2,469
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread(-0.33%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).*	38-57 months maturity ranging from 08/08/2025 - 03/10/2027	GSC	1,806,135,198	529,131	—	529,131
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread (-0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	40-56 months maturity ranging from 10/15/2025 - 02/17/2027	GSC	$32,736,297	$ 433,744	$ —	$ 433,744
Subtotal Appreciation				$2,393,731	$ —	$2,393,731

See Notes to Financial Statements.

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
MonotaRO Co., Ltd.	(77,700)	$ 157,225,176	$ 32,180	6.08%
East Japan Railway Co.	(17,700)	122,836,592	19,708	3.72
Nexon Co., Ltd.	(39,500)	110,053,247	134,608	25.44
ANA Holdings, Inc.	(40,700)	102,003,811	14,955	2.83
Baycurrent Consulting, Inc.	(2,500)	90,685,871	(31,997)	(6.05)
Obic Co., Ltd.	(4,500)	86,825,436	3,393	0.64
Rakuten Group, Inc.	(138,900)	85,214,030	115,059	21.74
Harmonic Drive Systems, Inc.	(19,500)	77,570,636	(6,366)	(1.20)
Lasertec Corporation	(4,800)	77,567,954	73,664	13.92
Nippon Paint Holdings Co., Ltd.	(71,500)	72,585,643	51,255	9.69
Aeon Co., Ltd.	(30,000)	70,703,353	(7,552)	(1.43)
Kobe Bussan Co., Ltd.	(20,600)	68,704,204	(43,144)	(8.15)
Capcom Co., Ltd.	(20,400)	67,331,121	31,793	6.01
Pan Pacific International Holdings Corporation	(30,300)	65,544,344	(46,605)	(8.81)
West Japan Railway Co.	(12,700)	63,391,512	64,807	12.25
Asahi Intecc Co., Ltd.	(21,800)	44,784,098	(16,648)	(3.15)
Japan Airport Terminal Co., Ltd.	(8,000)	43,126,932	9,920	1.87
Fast Retailing Co., Ltd.	(600)	42,761,742	(6,416)	(1.21)
Koei Tecmo Holdings Co., Ltd.	(9,500)	41,795,339	14,280	2.70
Central Japan Railway Co.	(2,600)	40,544,641	14,722	2.78
JSR Corporation	(11,200)	39,489,042	43,270	8.18
Odakyu Electric Railway Co., Ltd.	(20,500)	37,526,574	(5,568)	(1.05)
Yaskawa Electric Corporation	(6,700)	29,360,835	21,333	4.03
Oriental Land Co., Ltd.	(1,300)	24,632,368	34	0.01
Kubota Corporation	(12,100)	24,603,110	48,190	9.11
Cosmos Pharmaceutical Corporation	(1,700)	22,153,140	(14,823)	(2.80)
Benefit One, Inc.	(10,100)	18,565,332	4,220	0.80
Fancl Corp.	(6,300)	15,709,751	(5,577)	(1.05)
Keisei Electric Railway Co., Ltd.	(3,000)	11,239,208	(1,260)	(0.24)
Z Holdings Corporation	(26,900)	10,613,867	8,974	1.69
Unicharm Corporation	(1,900)	8,650,788	(3,441)	(0.65)
Olympus Corporation	(3,100)	8,523,703	1,313	0.25
KDDI Corporation	(1,900)	8,129,309	2,810	0.53
Trend Micro, Inc.	(1,200)	7,965,194	5,096	0.96
NTT Data Corporation	(4,100)	7,717,295	2,944	0.56
		$1,806,135,198	$529,131	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.20% to .33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	38-54 months maturity ranging from 08/08/2025 - 12/16/2026	GSC	$60,813,286	$ (198,266)	$—	$ (198,266)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread(-.35% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).**	38-57 months maturity ranging from 08/08/2025 - 03/17/2027	GSC	53,159,308	(2,369,679)	—	(2,369,679)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread(-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).***	38-57 months maturity ranging from 08/08/2025 - 03/17/2027	GSC	$30,675,515	$(1,939,121)	$ —	$(1,939,121)
Subtotal Depreciation				$(4,507,066)	$ —	$(4,507,066)
Net Total Return Basket Swaps				$(2,113,335)	$ —	$(2,113,335)

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
TotalEnergies SE	64,317	$3,230,547	$(368,907)	15.57%
Orange SA	281,457	3,164,816	116,211	(4.90)
Repsol SA	222,247	3,126,453	(383,178)	16.17
Cellnex Telecom SA	(64,773)	2,405,504	282,738	(11.93)
Telefonica SA	492,136	2,397,651	162,248	(6.85)
Ferrari NV	(12,646)	2,220,851	10,736	(0.45)
Banco Santander SA	808,074	2,181,762	(146,255)	6.17
Unibail-Rodamco-Westfield REIT	(33,054)	1,603,572	451,721	(19.06)
Argenx SE	(4,175)	1,501,771	(219,344)	9.26
Amadeus IT Group SA	(24,462)	1,307,056	60,080	(2.54)
Cie de St-Gobain	30,145	1,242,944	(446,048)	18.82
Hermes International	(1,135)	1,218,914	(420)	0.02
STMicroelectronics NV	39,465	1,190,976	(239,742)	10.12
Sodexo SA	16,584	1,119,384	(37,399)	1.58
Renault SA	42,129	1,014,920	(135,495)	5.72
Eutelsat Communications SA	93,869	1,010,872	(14,700)	0.62
Ipsen SA	11,088	1,001,810	(3,322)	0.14
Nexi SpA	(116,886)	926,259	102,881	(4.34)
Electricite de France SA	114,818	899,945	(78,043)	3.29
Rexel SA	59,580	878,506	(314,814)	13.28
Eiffage SA	9,917	856,044	(79,662)	3.36
Bouygues SA	27,918	822,222	(62,142)	2.62
Aeroports de Paris	(6,691)	813,942	45,030	(1.90)
Dassault Aviation SA	5,312	791,581	(37,125)	1.57
Delivery Hero SE	(21,902)	788,464	63,696	(2.69)
Rubis	34,372	771,433	(218,005)	9.20
Rheinmetall AG	(3,493)	769,179	(43,582)	1.84
Carrefour SA	43,943	744,354	(78,432)	3.31
Mapfre SA	408,108	688,663	(14,666)	0.62
Prosus NV	(10,832)	669,318	(123,070)	5.19
BNP Paribas SA	13,946	636,542	(80,953)	3.42
Enagas SA	29,475	622,057	(27,558)	1.16
Acerinox SA	65,804	609,690	(163,644)	6.91
Airbus SE	6,325	590,341	(63,277)	2.67
Publicis Groupe SA	12,568	589,819	(50,018)	2.11
Atos SE	45,556	589,344	(484,562)	20.45
SEB SA	5,467	503,459	(13,438)	0.57
DiaSorin SpA	(3,105)	389,656	(20,800)	0.88
Alstom SA	(17,650)	384,589	86,007	(3.63)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Amundi SA	7,104	$ 373,229	$ 4,433	(0.19)%
Endesa SA	18,322	330,746	(51,940)	2.19
SES SA	39,302	328,272	(11,951)	0.50
Koninklijke DSM NV	(2,383)	325,747	48,795	(2.06)
Valeo	(16,575)	308,202	48,559	(2.05)
Ferrovial SA	(12,294)	298,493	9,156	(0.39)
Societe Generale SA	12,207	257,544	(48,333)	2.04
BioMerieux	2,599	243,183	5,614	(0.24)
Moncler SpA	(5,897)	242,452	12,661	(0.53)
Sanofi	2,465	237,211	(5,202)	0.22
Air Liquide SA	(1,678)	215,529	16,873	(0.71)
Other	(86,998)	3,723,490	168,909	(7.13)
		$53,159,308	$(2,369,679)	100.00%

*** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Shell PLC	183,038	$3,915,895	$(573,561)	29.58%
Rio Tinto PLC	42,667	2,095,553	(515,306)	26.57
HSBC Holdings PLC	330,444	1,773,296	98,678	(5.09)
Barclays PLC	1,086,615	1,669,206	(164,084)	8.46
Tesco PLC	649,726	1,663,468	29,057	(1.50)
BP PLC	429,349	1,656,129	(328,432)	16.94
Associated British Foods PLC	67,250	1,065,988	(51,167)	2.64
Coca-Cola HBC AG	53,495	979,183	42,948	(2.21)
AVEVA Group PLC	(38,695)	872,649	58,274	(3.01)
Anglo American PLC	26,371	774,440	(311,431)	16.06
Aviva PLC	178,752	719,276	(44,971)	2.32
Hikma Pharmaceuticals PLC	44,042	713,854	29,629	(1.53)
Barratt Developments PLC	149,594	687,405	(80,834)	4.17
Ocado Group PLC	(86,491)	677,314	139,659	(7.20)
Royal Mail PLC	239,900	651,031	(15,643)	0.81
Unilever PLC	17,293	647,508	21,922	(1.13)
Inchcape PLC	91,081	635,840	(24,140)	1.24
Rolls-Royce Holdings PLC	(717,691)	599,989	70,987	(3.66)
Man Group PLC	232,916	584,104	3,706	(0.19)
B&M European Value Retail SA	(143,494)	527,541	7,569	(0.39)
Kingfisher PLC	213,733	524,717	(3,506)	0.18
ConvaTec Group PLC	(203,125)	457,375	(39,782)	2.05
Vodafone Group PLC	355,710	454,359	7,174	(0.37)
InterContinental Hotels Group PLC	9,933	433,680	(69,474)	3.58
DCC PLC	8,353	426,924	(46,807)	2.41
Burberry Group PLC	23,546	388,045	(20,891)	1.08
Glencore PLC	84,913	377,825	(95,424)	4.92
Lloyds Banking Group PLC	874,182	369,484	(27,144)	1.40
abrdn PLC	229,678	368,291	(64,051)	3.30
London Stock Exchange Group PLC	3,641	279,100	24,429	(1.26)
SSE PLC	15,619	253,221	(27,441)	1.42
Marks & Spencer Group PLC	166,043	226,297	(15,007)	0.77
Howden Joinery Group PLC	37,343	226,133	(25,930)	1.34
M&G PLC	114,980	223,926	(19,208)	0.99
Carnival PLC	(32,038)	202,935	94,191	(4.86)
WH Smith PLC	(14,256)	201,308	25,598	(1.32)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Informa PLC	(37,567)	$ 199,381	$ 9,822	(0.51)%
Standard Chartered PLC	30,928	191,808	4,943	(0.26)
Centrica PLC	233,466	187,290	(3,272)	0.17
Sage Group PLC (The)	28,622	182,077	(1,478)	0.08
3i Group PLC	15,222	169,487	(9,964)	0.51
BAE Systems PLC	19,279	160,339	9,993	(0.52)
Ashtead Group PLC	3,918	135,402	(30,173)	1.56
Direct Line Insurance Group PLC	53,369	134,571	824	(0.04)
Berkeley Group Holdings PLC	2,886	107,788	(16,641)	0.86
J Sainsbury PLC	48,840	99,849	(8,465)	0.44
Smith & Nephew PLC	8,377	96,238	(8,556)	0.44
Smiths Group PLC	6,174	86,734	(10,455)	0.54
Intertek Group PLC	1,912	80,733	(5,312)	0.27
Avast PLC	13,904	71,884	5,925	(0.31)
Other	33,990	448,645	34,101	(1.74)
		$30,675,515	$(1,939,121)	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 27,277,019	$ 27,277,019	$ —	$ —
Foreign Common Stocks:
Belgium	1,591,076	286,764	1,304,312	—
Canada	29,967,394	29,967,394	—	—
China	10,530,498	902,601	9,627,897	—
Denmark	6,835,911	552,844	6,283,067	—
India	11,782,169	3,475,285	8,306,884	—
Ireland	49,417,203	44,966,201	4,451,002	—
Israel	5,997,543	5,997,543	—	—
Mexico	729,656	729,656	—	—
Netherlands	43,196,183	4,673,142	38,523,041	—
Switzerland	126,713,786	8,201,121	118,512,665	—
Taiwan	12,876,688	12,876,688	—	—
United Kingdom	42,253,093	15,980,149	26,272,944	—
Other ^^	517,042,464	—	517,042,464	—**
Total Foreign Common Stocks	858,933,664	128,609,388	730,324,276	—
Foreign Preferred Stocks	6,364,800	—	6,364,800	—
Money Market Funds	80,892,018	80,892,018	—	—
Total Assets - Investments in Securities	$973,467,501	$236,778,425	$736,689,076	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,868,809	$ —	$ 2,868,809	$ —
Futures Contracts	905,298	905,298	—	—
Swap Agreements	2,668,618	—	2,668,618	—
Total Assets - Other Financial Instruments	$ 6,442,725	$ 905,298	$ 5,537,427	$ —
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$ (456,484)	$ —	$ (456,484)	$ —
Total Liabilities - Investments in Securities	$ (456,484)	$ —	$ (456,484)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (4,699,909)	$ —	$ (4,699,909)	$ —
Futures Contracts	(1,835,650)	(1,835,650)	—	—
Swap Agreements	(4,854,344)	—	(4,854,344)	—
Total Liabilities - Other Financial Instruments	$ (11,389,903)	$ (1,835,650)	$ (9,554,253)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 2.7%
Communication Services — 0.0%
Bilibili, Inc. ADRΔ*	3,322	$ 85,043
Consumer Discretionary — 1.9%
Coupang, Inc.*	40,136	511,734
Huazhu Group, Ltd. ADRΔ	7,129	271,615
Li Auto, Inc. ADR*	57,246	2,193,094
MercadoLibre, Inc.*	4,348	2,769,111
NIO, Inc. ADR*	36,022	782,398
Pinduoduo, Inc. ADR*	10,227	632,029
Trip.com Group, Ltd. ADRΔ*	9,765	268,049
XPeng, Inc. ADR*	11,092	352,060
Yum China Holdings, Inc.	107,920	5,234,120
		13,014,210
Financials — 0.2%
Patria Investments, Ltd. Class A	104,303	1,378,886
Health Care — 0.0%
BeiGene, Ltd. ADRΔ*	1,264	204,578
Industrials — 0.4%
ZTO Express Cayman, Inc. ADR	103,527	2,841,816
Information Technology — 0.1%
TDCX, Inc. ADRΔ*	23,099	213,666
Materials — 0.0%
Southern Copper Corporation	2,441	121,586
Real Estate — 0.1%
KE Holdings, Inc. ADR*	14,294	256,577
Total Common Stocks (Cost $22,662,096)		18,116,362
FOREIGN COMMON STOCKS — 88.3%
Brazil — 3.8%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	342,341	180,543
B3 SA - Brasil Bolsa Balcao	1,925,400	4,050,608
Banco BTG Pactual SA*	423,100	1,810,935
Banco do Brasil SA	328,700	2,094,003
BRF SA*	89,100	231,201
Caixa Seguridade Participacoes S/A	363,524	485,537
Cia Siderurgica Nacional SA	163,600	481,724
Hapvida Participacoes e Investimentos SA 144A*	375,600	391,859
JBS SA	255,900	1,547,590
Klabin SA	60,400	233,131
Localiza Rent a Car SA	149,700	1,498,302
Magazine Luiza SA*	619,500	279,361
Petroleo Brasileiro SA	330,000	1,926,989
Raia Drogasil SA	1,058,400	3,893,072
Rede D'Or Sao Luiz SA 144A	73,471	406,983
Sao Martinho SA	65,500	455,569
Telefonica Brasil SA	131,900	1,193,878
Vale SA	158,400	2,319,045
Vale SA ADR	49,660	726,526
Vibra Energia SA	433,823	1,382,676
		25,589,532
	Shares	Value
Canada — 0.2%
Parex Resources, Inc.	91,108	$1,543,004
Chile — 0.8%
Banco de Chile ADR	7,668	139,788
Banco de Credito e Inversiones SA	2,008	58,770
Banco Santander Chile ADR	3,609	58,790
Cencosud SA	998,528	1,270,943
Empresas CMPC SA	131,426	218,411
Empresas COPEC SA	32,416	239,150
Falabella SA	1,567,493	3,672,544
		5,658,396
China — 20.4%
Agricultural Bank of China, Ltd. Class A	252,800	114,146
Agricultural Bank of China, Ltd. Class H	6,329,000	2,392,715
Alibaba Group Holding, Ltd. ADR*	75,932	8,631,950
Aluminum Corporation of China, Ltd. Class H	658,000	247,346
Anhui Conch Cement Co., Ltd. Class A	40,100	211,778
Baidu, Inc. ADR*	12,075	1,795,915
Bank of Beijing Co., Ltd. Class A	149,800	101,726
Bank of China, Ltd. Class A	203,500	99,187
Bank of China, Ltd. Class H*	542,000	216,568
Bank of Communications Co., Ltd. Class A	110,200	82,082
Bank of Ningbo Co., Ltd. Class A	29,700	159,265
Bank of Shanghai Co., Ltd. Class A	85,980	84,242
Baoshan Iron & Steel Co., Ltd. Class A	231,700	208,697
Beijing Easpring Material Technology Co., Ltd. Class A	59,300	804,105
BOE Technology Group Co., Ltd. Class A	64,600	38,067
BYD Co., Ltd. Class A	3,000	149,938
BYD Co., Ltd. Class H	32,500	1,310,059
China Cinda Asset Management Co., Ltd. Class H	4,308,000	676,007
China CITIC Bank Corporation, Ltd. Class H	3,832,000	1,716,409
China Coal Energy Co., Ltd. Class H	262,000	221,391
China Communications Services Corporation, Ltd. Class H	560,000	246,339
China Construction Bank Corporation Class H	4,874,000	3,286,302
China Everbright Bank Co., Ltd. Class A	131,700	59,302
China Everbright Bank Co., Ltd. Class H	2,239,000	725,650
China Longyuan Power Group Corporation, Ltd. Class H	246,000	476,740
China Medical System Holdings, Ltd.	707,000	1,102,221
China Mengniu Dairy Co., Ltd.*	393,730	1,973,830
China Merchants Bank Co., Ltd. Class A	37,756	238,833
China Merchants Bank Co., Ltd. Class H	365,500	2,468,743

See Notes to Financial Statements.

	Shares	Value
China Merchants Securities Co., Ltd. Class A	80,400	$ 173,421
China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A	32,200	64,737
China Minsheng Banking Corporation, Ltd. Class A	139,200	77,427
China Minsheng Banking Corporation, Ltd. Class H	420,500	150,122
China National Building Material Co., Ltd. Class H	1,172,000	1,255,402
China Oilfield Services, Ltd. Class H	320,000	312,467
China Pacific Insurance Group Co., Ltd. Class A	31,900	112,468
China Pacific Insurance Group Co., Ltd. Class H	686,200	1,685,312
China Petroleum & Chemical Corporation Class A	54,200	33,014
China Shenhua Energy Co., Ltd. Class H	23,000	65,970
China State Construction Engineering Corporation, Ltd. Class A	72,100	57,316
China Tourism Group Duty Free Corporation, Ltd. Class A	3,212	112,008
China Vanke Co., Ltd. Class A	23,000	70,469
China Vanke Co., Ltd. Class H	50,200	126,392
China Yangtze Power Co., Ltd. Class A	36,000	124,449
CITIC Securities Co., Ltd. Class A	56,005	181,893
Contemporary Amperex Technology Co., Ltd. Class A	17,699	1,418,281
COSCO SHIPPING Holdings Co., Ltd. Class H	1,443,500	2,026,158
Country Garden Holdings Co., Ltd.	450,632	281,231
CSC Financial Co., Ltd. Class H 144A	676,500	717,960
Dongfeng Motor Group Co., Ltd. Class H	2,814,000	2,142,291
East Money Information Co., Ltd. Class A	694,480	2,645,829
Ecovacs Robotics Co., Ltd. Class A	29,600	540,614
Foshan Haitian Flavouring & Food Co., Ltd. Class A	6,531	88,421
Geely Automobile Holdings, Ltd.	339,000	776,429
Great Wall Motor Co., Ltd. Class H	344,000	712,494
Guotai Junan Securities Co., Ltd. Class A	45,900	104,512
Haier Smart Home Co., Ltd. Class A	11,100	45,663
Haitian International Holdings, Ltd.	485,000	1,240,619
Haitong Securities Co., Ltd. Class A	60,600	89,035
Hangzhou Robam Appliances Co., Ltd. Class A	166,532	897,697
Huatai Securities Co., Ltd. Class A	39,636	84,355
Huaxia Bank Co., Ltd. Class A	126,307	98,442
Industrial & Commercial Bank of China, Ltd. Class A	169,700	121,034
Industrial Bank Co., Ltd. Class A	40,800	121,633
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	10,762	62,711
JD.com, Inc. ADR	98,260	6,310,257
Jiangsu Hengli Hydraulic Co., Ltd. Class A	172,800	1,595,640
	Shares	Value
Jiangsu Hengrui Medicine Co., Ltd. Class A	10,576	$ 58,712
Kingsoft Corporation, Ltd.	36,000	140,666
Luxshare Precision Industry Co., Ltd. Class A	153,212	775,047
Midea Group Co., Ltd. Class A	417,099	3,776,175
NARI Technology Co., Ltd. Class A	891,969	3,610,245
NetEase, Inc. ADRΔ	43,394	4,051,264
New China Life Insurance Co., Ltd. Class A	33,900	163,454
New China Life Insurance Co., Ltd. Class H	23,000	64,728
PetroChina Co., Ltd. Class A	263,700	207,939
Ping An Bank Co., Ltd. Class A*	50,900	114,258
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	140,609
Ping An Insurance Group Co. of China, Ltd. Class H	1,147,996	7,901,938
Poly Developments and Holdings Group Co., Ltd. Class A	26,200	68,449
Qingdao Haier Biomedical Co., Ltd. Class A	38,017	414,152
SAIC Motor Corporation, Ltd. Class A	81,900	218,431
Sany Heavy Industry Co., Ltd. Class A	14,700	41,961
SF Holding Co., Ltd. Class A	103,199	862,136
Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	151,500	662,210
Shandong Sinocera Functional Material Co., Ltd. Class A	415,200	2,231,881
Shanghai International Airport Co., Ltd. Class A*	226,000	1,919,296
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	72,148
Shenwan Hongyuan Group Co., Ltd. Class A	160,100	102,799
Shenzhen Inovance Technology Co., Ltd. Class A	452,027	4,460,652
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	40,700	1,908,936
Sinopharm Group Co., Ltd. Class H	154,000	372,854
Sunac China Holdings, Ltd.Ψ†††	242,859	141,751
Sungrow Power Supply Co., Ltd. Class A	63,099	929,293
Sunny Optical Technology Group Co., Ltd.	265,876	4,359,507
Tencent Holdings, Ltd.	682,530	30,894,821
Thunder Software Technology Co., Ltd. Class A	49,200	962,707
TravelSky Technology, Ltd. Class H	219,000	427,036
Will Semiconductor Co., Ltd. Class A	53,051	1,377,161
WuXi AppTec Co., Ltd. Class H 144A	61,701	825,441
Yifeng Pharmacy Chain Co., Ltd. Class A	310,126	2,452,451
Yonghui Superstores Co., Ltd. Class A	15,632	10,006
YTO Express Group Co., Ltd. Class A	562,400	1,713,330
Yunnan Aluminium Co., Ltd. Class A	445,248	657,173
Yunnan Energy New Material Co., Ltd. Class A	34,800	1,305,011
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	272,430	$ 1,120,736
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	336,600	180,166
		138,261,256
Egypt — 0.2%
Commercial International Bank Egypt SAE	761,132	1,507,486
E-Finance for Digital & Financial Investments	285,530	205,088
		1,712,574
Greece — 0.4%
Hellenic Exchanges - Athens Stock Exchange SA	57,587	191,257
JUMBO SA	40,077	583,476
National Bank of Greece SA*	589,640	1,763,952
Sarantis SA	53,595	369,938
		2,908,623
Hong Kong — 10.5%
3SBio, Inc. 144A	671,000	534,667
AIA Group, Ltd.	1,099,425	12,012,944
Alibaba Group Holding, Ltd.*	481,440	6,867,931
ANTA Sports Products, Ltd.	62,000	762,996
Beijing Enterprises Holdings, Ltd.	50,000	177,772
Brilliance China Automotive Holdings, Ltd.Ψ†††*	2,064,000	960,086
China Education Group Holdings, Ltd.	214,000	211,827
China Everbright Environment Group, Ltd.	212,000	125,360
China Feihe, Ltd. 144A	525,000	604,507
China Gas Holdings, Ltd.	163,400	252,963
China Hongqiao Group, Ltd.	1,571,000	1,769,801
China Lesso Group Holdings, Ltd.	264,000	399,615
China Merchants Port Holdings Co., Ltd.	228,000	388,325
China Overseas Land & Investment, Ltd.	121,500	386,487
China Resources Land, Ltd.Δ	1,291,987	6,058,500
China Resources Power Holdings Co., Ltd.	526,000	1,086,482
China Taiping Insurance Holdings Co., Ltd.	786,800	971,834
Chinasoft International, Ltd.*	1,724,000	1,769,296
COSCO SHIPPING Ports, Ltd.	86,000	60,818
Country Garden Services Holdings Co., Ltd.Δ	69,000	309,663
CSPC Pharmaceutical Group, Ltd.	1,926,000	1,925,085
Dongyue Group, Ltd.	50,000	62,723
ENN Energy Holdings, Ltd.	135,200	2,234,683
Hong Kong Exchanges and Clearing, Ltd.	126,762	6,269,175
JD.com, Inc. Class A	6,301	203,037
Jiumaojiu International Holdings, Ltd. 144A	187,000	498,089
Kingboard Holdings, Ltd.	231,000	876,009
Kingdee International Software Group Co., Ltd.*	722,000	1,701,040
Kuaishou Technology 144A*	55,100	619,251
	Shares	Value
Kunlun Energy Co., Ltd.	242,000	$ 198,452
Longfor Group Holdings, Ltd. 144A	71,384	339,513
Meituan Class B 144A*	425,621	10,621,069
Minth Group, Ltd.	266,000	728,810
MMG, Ltd.*	1,748,000	649,026
NetEase, Inc.	72,200	1,360,212
Samsonite International SA 144A*	343,800	683,672
Shenzhen International Holdings, Ltd.	61,500	60,617
Shenzhou International Group Holdings, Ltd.	58,200	710,367
Sino Biopharmaceutical, Ltd.	2,513,000	1,602,348
Sinotruk Hong Kong, Ltd.	1,058,000	1,489,064
Sun Art Retail Group, Ltd.	29,500	9,627
Techtronic Industries Co., Ltd.	42,500	443,791
Topsports International Holdings, Ltd. 144A	689,000	627,483
Uni-President China Holdings, Ltd.	221,000	190,040
Wharf Holdings, Ltd. (The)	58,000	211,360
Wuxi Biologics Cayman, Inc. 144A*	94,000	870,950
ZTO Express Cayman, Inc.	18,600	498,275
		71,395,642
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	163,953	1,268,249
OTP Bank Nyrt PLC	33,820	758,778
		2,027,027
India — 12.7%
Amber Enterprises India, Ltd.*	16,308	465,767
Avenue Supermarts, Ltd. 144A*	12,395	536,568
Axis Bank, Ltd.*	588,461	4,766,576
Bharat Electronics, Ltd.	253,133	751,209
Bharat Petroleum Corporation, Ltd.	382,334	1,498,179
Bharti Airtel, Ltd.*	657,695	5,720,733
Cartrade Tech, Ltd.*	18,369	138,487
Coal India, Ltd.	1,013,079	2,384,670
Coforge, Ltd.	7,892	355,003
Computer Age Management Services, Ltd.	20,276	581,866
Crompton Greaves Consumer Electricals, Ltd.	111,624	481,327
Delhivery, Ltd.*	60,807	390,224
FSN E-Commerce Ventures, Ltd.*	21,964	393,391
GAIL India, Ltd.	432,066	741,568
Godrej Properties, Ltd.*	52,073	782,944
HCL Technologies, Ltd.	204,420	2,531,113
HDFC Bank, Ltd.	9,913	169,801
Hindustan Petroleum Corporation, Ltd.	108,353	299,155
Housing Development Finance Corporation, Ltd.	480,365	13,290,121
ICICI Bank, Ltd.	362,570	3,257,301
ICICI Lombard General Insurance Co., Ltd. 144A	44,691	636,341
Indian Oil Corporation, Ltd.	1,321,633	1,246,622
Indus Towers, Ltd.	79,524	211,383
Info Edge India, Ltd.	8,768	418,689
Infosys, Ltd.	80,306	1,492,610
Kotak Mahindra Bank, Ltd.	124,456	2,632,214
Larsen & Toubro, Ltd.	40,158	796,088

See Notes to Financial Statements.

	Shares	Value
Macrotech Developers, Ltd. 144A*	52,386	$ 712,398
Mahindra & Mahindra, Ltd.	520,689	7,241,723
Marico, Ltd.	912,451	5,533,733
Navin Fluorine International, Ltd.	20,193	936,854
NTPC, Ltd.	1,310,757	2,375,100
Oil & Natural Gas Corporation, Ltd.	850,584	1,628,628
Petronet LNG, Ltd.	373,190	1,028,549
Power Grid Corporation of India, Ltd.	94,628	254,670
Reliance Industries, Ltd.	109,720	3,622,886
Route Mobile, Ltd.	32,425	513,102
SBI Life Insurance Co., Ltd. 144A	48,696	668,751
Sona Blw Precision Forgings, Ltd. 144A	86,270	609,245
Tata Consultancy Services, Ltd.	184,874	7,677,244
Tata Consumer Products, Ltd.	102,325	918,130
Tata Steel, Ltd.	132,567	1,461,674
TeamLease Services, Ltd.*	12,281	503,356
Tech Mahindra, Ltd.	48,130	612,265
Vedanta, Ltd.	492,056	1,393,596
Wipro, Ltd.	1,756	9,294
Yes Bank, Ltd.*	5,768,821	926,493
Zomato, Ltd.*	581,564	399,014
		85,996,655
Indonesia — 2.7%
PT Adaro Energy Indonesia Tbk	579,700	111,641
PT Astra International Tbk	2,413,700	1,075,706
PT Bank BTPN Syariah Tbk	2,289,400	433,828
PT Bank Central Asia Tbk	14,207,800	6,918,345
PT Bank Mandiri Persero Tbk	2,275,800	1,215,313
PT Bank Negara Indonesia Persero Tbk	508,200	268,451
PT Bank Rakyat Indonesia Persero Tbk	6,483,100	1,810,508
PT BFI Finance Indonesia Tbk	7,361,300	542,136
PT Cisarua Mountain Dairy TBK	1,375,700	387,846
PT Dayamitra Telekomunikasi Tbk	5,344,000	251,103
PT Indah Kiat Pulp & Paper Tbk	116,000	59,292
PT Indofood Sukses Makmur Tbk	462,800	219,213
PT Kalbe Farma Tbk	2,637,400	294,196
PT Map Aktif Adiperkasa*	1,027,500	217,949
PT Pakuwon Jati Tbk*	9,828,800	311,624
PT Semen Indonesia Persero Tbk	531,152	254,470
PT Telkom Indonesia Persero Tbk	6,852,300	1,843,371
PT Unilever Indonesia Tbk	1,130,100	362,353
PT United Tractors Tbk	1,126,460	2,151,327
		18,728,672
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A	3,113	162,706
Kaspi.KZ JSC GDR (London Exchange)	6,083	276,776
		439,482
Kuwait — 0.2%
Kuwait Finance House KSCP	145,182	412,767
National Bank of Kuwait SAKP	203,957	693,906
		1,106,673
	Shares	Value
Malaysia — 0.4%
Hartalega Holdings Bhd	209,300	$ 145,311
IHH Healthcare Bhd	51,700	75,660
Malayan Banking Bhd	1,110,053	2,163,440
RHB Bank Bhd	147,400	191,647
Sime Darby Bhd	816,800	395,197
Sime Darby Plantation Bhd	81,600	80,187
		3,051,442
Mexico — 2.4%
Alfa SAB de CV Series A	137,900	98,062
Alpek SAB de CV	1,177,200	1,620,373
Arca Continental SAB de CV	253,921	1,674,708
Banco del Bajio SA 144A	285,900	575,369
Coca-Cola Femsa SAB de CV ADR	10,106	558,660
Fibra Uno Administracion SA de CV REIT	58,300	58,156
Fomento Economico Mexicano SAB de CV ADR	92,500	6,242,825
Gentera SAB de CV	330,350	265,305
Grupo Bimbo SAB de CV Series A	71,500	233,634
Grupo Financiero Banorte SAB de CV Series O	69,310	387,401
Industrias Penoles SAB de CV	19,600	181,785
Kimberly-Clark de Mexico SAB de CV Series A	425,501	577,646
Orbia Advance Corporation SAB de CV	593,900	1,393,972
Prologis Property Mexico SA de CV REIT	218,605	573,431
Promotora y Operadora de Infraestructura SAB de CV	67,110	493,443
Wal-Mart de Mexico SAB de CV	343,600	1,182,382
		16,117,152
Peru — 0.5%
Credicorp, Ltd.	27,757	3,328,342
Philippines — 0.4%
Ayala Land, Inc.	2,942,700	1,367,818
BDO Unibank, Inc.	34,770	69,953
Jollibee Foods Corporation	107,460	398,155
Monde Nissin Corporation 144A*	2,116,900	500,984
SM Prime Holdings, Inc.	381,000	253,544
		2,590,454
Poland — 1.2%
Allegro.eu SA 144A*	140,842	757,144
Cyfrowy Polsat SA	12,572	59,554
Dino Polska SA 144A*	15,615	1,113,768
Grupa Lotos SA	207,216	3,198,439
LPP SA	195	393,964
PGE Polska Grupa Energetyczna SA*	237,028	565,934
Polski Koncern Naftowy ORLEN SA	65,654	1,008,154
Polskie Gornictwo Naftowe i Gazownictwo SA	322,088	410,864
Powszechna Kasa Oszczednosci Bank Polski SA*	68,124	427,300
		7,935,121
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Qatar — 0.2%
Industries Qatar QSC	17,530	$ 76,912
Masraf Al Rayan QSC	156,817	178,034
Qatar Islamic Bank SAQ	47,247	288,665
Qatar National Bank QPSC	108,220	594,089
		1,137,700
Russia — 0.0%
Gazprom PJSC ADR (London Exchange)Ψ†††	170,565	—
LUKOIL PJSC ADRΨ†††	11,047	—
Magnit PJSC GDRΨ†††	20,820	—
MMC Norilsk Nickel PJSC ADRΨ†††	19,198	—
Mobile TeleSystems PJSC ADRΨ†††	34,508	—
Novatek PJSC GDRΨ†††	1,991	—
Novolipetsk Steel PJSC GDRΨ†††	13,631	—
Rosneft Oil Co. PJSC GDRΨ†††	16,843	—
Sberbank of Russia PJSC ADRΨ†††*	75,573	—
Severstal PAO GDRΨ†††	18,988	—
Surgutneftegas PJSC ADRΨ†††	17,904	—
Tatneft PJSC ADRΨ†††	15,224	—
		—
Saudi Arabia — 1.5%
Alinma Bank	44,323	396,095
Almarai Co. JSC	14,447	202,166
Arab National Bank	94,352	743,702
Banque Saudi Fransi	21,896	277,375
Etihad Etisalat Co.	20,897	195,105
Leejam Sports Co. JSC	11,451	273,831
Saudi Arabian Oil Co. 144A	162,784	1,682,390
Saudi Basic Industries Corporation	104,595	2,836,352
Saudi Electricity Co.	94,137	608,947
Saudi National Bank (The)	87,575	1,541,533
Saudi Tadawul Group Holding Co.	14,340	722,326
Saudi Telecom Co.	25,302	656,114
Savola Group (The)	20,921	187,662
		10,323,598
Singapore — 0.1%
Del Monte Pacific, Ltd.	250,300	67,580
Nanofilm Technologies International, Ltd.	248,006	416,258
		483,838
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR	36,766	450,788
South Africa — 2.7%
African Rainbow Minerals, Ltd.	23,729	311,768
Anglo American Platinum, Ltd.	9,733	852,526
Aspen Pharmacare Holdings, Ltd.	152,700	1,312,578
Clicks Group, Ltd.	44,524	747,989
Exxaro Resources, Ltd.	92,353	1,122,052
Gold Fields, Ltd. ADRΔ	173,879	1,585,776
Impala Platinum Holdings, Ltd.	19,911	220,901
JSE, Ltd.	67,744	418,613
Mr Price Group, Ltd.	79,372	870,362
MultiChoice Group, Ltd.	149,242	1,062,387
	Shares	Value
Naspers, Ltd. N Shares	25,321	$ 3,699,058
Nedbank Group, Ltd.	5,959	76,273
Northam Platinum Holdings, Ltd.*	58,087	611,585
Old Mutual, Ltd.	942,004	638,460
Rand Merchant Investment Holdings, Ltd.	477,191	816,596
Sanlam, Ltd.	54,266	176,377
Santam, Ltd.	13,048	201,879
Sasol, Ltd.*	30,239	697,282
Sibanye Stillwater, Ltd.	217,053	539,046
Standard Bank Group, Ltd.	129,476	1,235,300
Tiger Brands, Ltd.	24,375	212,814
Transaction Capital, Ltd.	312,793	705,809
		18,115,431
South Korea — 9.3%
BGF retail Co., Ltd.	6,462	943,040
CJ ENM Co., Ltd.	3,766	272,520
CJ Logistics Corporation*	2,150	189,535
E-MART, Inc.	1,144	93,277
Hana Financial Group, Inc.	42,034	1,277,570
Hankook Tire & Technology Co., Ltd.	2,543	64,829
HMM Co., Ltd.	35,530	676,439
Hyundai Heavy Industries Co., Ltd.*	1,270	92,187
Hyundai Mobis Co., Ltd.	2,968	457,479
Hyundai Steel Co.	6,540	162,215
Industrial Bank of Korea	206,455	1,533,288
KB Financial Group, Inc.	8,830	329,742
Kia Corporation	72,313	4,316,041
Korea Investment Holdings Co., Ltd.	18,013	858,660
Kumho Petrochemical Co., Ltd.	4,723	507,998
LG Corporation	49,536	2,979,556
LG Electronic, Inc.	11,794	804,306
LG Energy Solution, Ltd.*	611	176,235
LG Uplus Corporation	13,101	128,929
NAVER Corporation	3,929	732,863
NCSoft Corporation	2,374	640,818
NH Investment & Securities Co., Ltd.	23,714	165,884
NHN KCP Corporation*	16,989	164,045
Orion Corporation	5,575	448,316
POSCO Holdings, Inc.	11,698	2,086,188
Samsung Electro-Mechanics Co., Ltd.	6,184	625,658
Samsung Electronics Co., Ltd.	405,847	17,900,839
Samsung Fire & Marine Insurance Co., Ltd.	33,828	5,255,640
Samsung SDS Co., Ltd.	6,877	690,629
Seegene, Inc.	1,728	48,191
SK Hynix, Inc.	195,174	13,782,039
SK Telecom Co., Ltd.	67,490	2,708,448
Woori Financial Group, Inc.	214,463	2,007,533
		63,120,937
Taiwan — 12.3%
Advantech Co., Ltd.	172,087	2,002,629
ASE Technology Holding Co., Ltd.	93,000	239,523
ASMedia Technology, Inc.	7,000	263,617
AUO Corporation	2,044,000	1,119,157
Catcher Technology Co., Ltd.	259,000	1,444,829

See Notes to Financial Statements.

	Shares	Value
Cathay Financial Holding Co., Ltd.	1,018,000	$ 1,743,195
Chailease Holding Co., Ltd.	112,957	792,556
Cheng Shin Rubber Industry Co., Ltd.	533,000	635,044
China Development Financial Holding Corporation	2,989,000	1,480,202
China Steel Corporation	1,783,000	1,707,222
CTBC Financial Holding Co., Ltd.	673,000	569,258
Delta Electronics, Inc.	513,982	3,832,381
Evergreen Marine Corporation Taiwan, Ltd.	442,000	1,256,283
Formosa Plastics Corporation	442,000	1,613,937
Innolux Corporation	1,395,000	567,641
Lite-On Technology Corporation	157,000	305,539
MediaTek, Inc.	172,396	3,784,296
momo.com, Inc.	15,840	340,781
Nan Ya Plastics Corporation	68,000	189,815
Nanya Technology Corporation	1,117,000	1,858,985
Nien Made Enterprise Co., Ltd.	43,000	424,413
Novatek Microelectronics Corporation	54,000	549,404
Pou Chen Corporation	1,067,000	1,059,726
President Chain Store Corporation	608,000	5,569,822
Realtek Semiconductor Corporation	94,000	1,149,668
Silergy Corporation	8,000	646,875
Taiwan Semiconductor Manufacturing Co., Ltd.	1,930,986	30,946,663
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	156,835	12,821,261
Tong Hsing Electronic Industries, Ltd.	68,720	465,931
United Microelectronics Corporation	529,000	707,106
Voltronic Power Technology Corporation	56,593	2,745,355
Winbond Electronics Corporation	556,000	406,809
		83,239,923
Thailand — 2.1%
Airports of Thailand PCL*	1,483,300	2,978,767
Charoen Pokphand Foods PCL NVDR	1,075,100	791,926
Electricity Generating PCL NVDR	24,500	122,421
Kasikornbank PCL	820,300	3,502,519
Ngern Tid Lor PCL	462,538	382,668
PTT Exploration & Production PCL	500,700	2,258,850
PTT Exploration & Production PCL NVDR	367,700	1,657,578
PTT Global Chemical PCL NVDR	1,762,500	2,274,983
Sri Trang Gloves Thailand PCL NVDR	488,200	225,325
		14,195,037
Turkey — 0.0%
Turkcell Iletisim Hizmetleri AS	330,504	322,431
United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	379,921	917,498
	Shares	Value
Fertiglobe PLC	412,287	$ 540,496
		1,457,994
United Kingdom — 2.6%
Anglo American PLC	78,878	2,819,776
Antofagasta PLC	359,356	5,074,451
Network International Holdings PLC 144AΔ*	567,899	1,305,181
Standard Chartered PLC	33,203	252,464
Standard Chartered PLC (London Exchange)	342,382	2,584,777
TCS Group Holding PLC GDRΨ†††*	491	—
Unilever PLC	121,554	5,540,408
		17,577,057
Total Foreign Common Stocks (Cost $668,019,685)		598,814,781
FOREIGN PREFERRED STOCKS — 1.2%
Brazil — 1.0%
Banco Bradesco SA
1.14%◊	289,848	952,047
Braskem SA Class A
4.56%◊	24,900	176,992
Gerdau SA
3.58%◊	115,300	493,282
Petroleo Brasileiro SA
20.44%◊	638,800	3,407,942
Raizen SA
0.00%*	2,388,000	2,089,834
		7,120,097
Chile — 0.2%
Embotelladora Andina SA Class B
5.84%◊	598,794	1,068,583
Total Foreign Preferred Stocks (Cost $9,863,199)		8,188,680
MONEY MARKET FUNDS — 5.8%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	22,583,947	22,583,947
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	373,559	373,559
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	16,541,459	$ 16,541,459
Total Money Market Funds (Cost $39,498,965)		39,498,965
TOTAL INVESTMENTS — 98.0% (Cost $740,043,945)		664,618,788
Other Assets in Excess of Liabilities — 2.0%		13,268,231
NET ASSETS — 100.0%		$677,887,019
PORTFOLIO SUMMARY (based on net assets)
%
Financials	20.8
Information Technology	18.8
Consumer Discretionary	13.7
Communication Services	8.1
Consumer Staples	7.2
Industrials	6.7
Materials	6.6
Money Market Funds	5.8
Energy	5.4
Health Care	1.9
Real Estate	1.8
Utilities	1.2
98.0
Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE Taiwan Index	07/2022	309	$15,672,480	$ (610,171)
Hang Seng China Enterprises Index	07/2022	128	6,189,733	(66,982)
MSCI Singapore Index	07/2022	(146)	(2,948,269)	103,466
SGX Nifty 50 Index	07/2022	57	1,792,365	(9,027)
FTSE KLCI	07/2022	90	1,469,711	1,433
KOSPI2 Index	09/2022	116	6,866,952	(721,565)
FTSE/JSE Top 40 Index	09/2022	(47)	(1,732,171)	4,114
Mexican Bolsa Index	09/2022	(6)	(142,404)	2,984
MSCI Emerging Markets	09/2022	210	10,528,350	23,429
Total Futures Contracts outstanding at June 30, 2022			$37,696,747	$(1,272,319)
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	U.S. Dollars	27,340,718	Israeli Shekels	91,500,000	CITI	$982,878

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	U.S. Dollars	5,703,207	Chilean Pesos	4,808,877,000	CITI	$ 555,213
09/21/22	U.S. Dollars	25,144,655	South Korean Won	31,943,073,000	CITI	310,257
09/21/22	U.S. Dollars	9,636,656	Philippine Pesos	518,000,000	CITI	278,451
09/21/22	U.S. Dollars	5,546,895	Hungarian Forint	2,040,000,000	CITI	229,485
09/21/22	U.S. Dollars	5,413,421	Polish Zloty	23,606,000	CITI	207,681
09/21/22	U.S. Dollars	10,704,952	Brazilian Reals	56,466,000	CITI	173,174
09/21/22	U.S. Dollars	2,723,423	Czech Republic Koruna	63,600,000	CITI	59,964
09/21/22	U.S. Dollars	1,051,748	Colombian Pesos	4,200,000,000	CITI	54,347
09/21/22	U.S. Dollars	7,576,237	Taiwan Dollars	222,084,833	CITI	53,900
09/21/22	U.S. Dollars	2,307,239	Thai Baht	79,441,376	CITI	51,205
09/21/22	U.S. Dollars	1,186,334	South African Rand	18,650,000	CITI	49,881
09/21/22	Chinese Offshore Yuan	66,069,660	U.S. Dollars	9,830,603	CITI	35,201
09/21/22	U.S. Dollars	2,024,923	Indian Rupees	159,107,000	CITI	25,744
09/21/22	South Korean Won	5,406,951,000	U.S. Dollars	4,184,634	CITI	19,043
09/21/22	U.S. Dollars	6,412,142	Chinese Offshore Yuan	42,881,000	CITI	8,969
09/21/22	Hungarian Forint	1,070,000,000	U.S. Dollars	2,780,725	CITI	8,309
09/21/22	U.S. Dollars	887,622	Indonesian Rupiahs	13,200,000,000	CITI	7,723
09/21/22	Chilean Pesos	310,000,000	U.S. Dollars	325,365	CITI	6,496
09/21/22	Saudi Riyal	22,472,000	U.S. Dollars	5,982,960	CITI	4,556
09/21/22	Hong Kong Dollars	75,026,000	U.S. Dollars	9,582,595	CITI	1,576
09/21/22	U.S. Dollars	79,077	Peruvian Nuevo Soles	300,000	CITI	1,413
09/21/22	Singapore Dollars	680,000	U.S. Dollars	488,389	CITI	1,350
09/21/22	U.S. Dollars	2,801,586	Mexican Pesos	57,215,000	CITI	934
09/21/22	Thai Baht	7,000,000	U.S. Dollars	197,938	CITI	853
09/21/22	U.S. Dollars	95,308	Euro	90,000	CITI	418
09/21/22	Taiwan Dollars	13,000,000	U.S. Dollars	439,912	CITI	417
09/21/22	U.S. Dollars	65,160	Singapore Dollars	90,000	CITI	342
09/21/22	Mexican Pesos	11,300,000	U.S. Dollars	552,792	CITI	339
09/21/22	Euro	69,125	U.S. Dollars	72,559	CITI	324
09/21/22	U.S. Dollars	63,916	Hong Kong Dollars	500,000	CITI	44
Subtotal Appreciation						$3,130,487
09/21/22	Saudi Riyal	1,500,000	U.S. Dollars	399,678	CITI	$ (13)
09/21/22	U.S. Dollars	4,079	South Korean Won	5,263,000	CITI	(13)
09/21/22	U.S. Dollars	31,385	Euro	30,000	CITI	(245)
09/21/22	U.S. Dollars	108,067	Philippine Pesos	6,000,000	CITI	(329)
09/21/22	U.S. Dollars	521,956	Colombian Pesos	2,200,000,000	CITI	(491)
09/21/22	U.S. Dollars	1,115,506	Taiwan Dollars	32,953,277	CITI	(670)
09/21/22	U.S. Dollars	3,256,358	Hong Kong Dollars	25,498,000	CITI	(876)
09/21/22	U.S. Dollars	744,807	Brazilian Reals	4,000,000	CITI	(1,255)
09/21/22	Hong Kong Dollars	23,100,000	U.S. Dollars	2,952,778	CITI	(1,877)
09/21/22	U.S. Dollars	1,113,981	Singapore Dollars	1,550,000	CITI	(2,335)
09/21/22	U.S. Dollars	6,433,251	Saudi Riyal	24,162,000	CITI	(4,552)
09/21/22	Peruvian Nuevo Soles	829,874	U.S. Dollars	221,768	CITI	(6,931)
09/21/22	Taiwan Dollars	38,397,000	U.S. Dollars	1,308,314	CITI	(7,751)
09/21/22	Chinese Offshore Yuan	21,844,000	U.S. Dollars	3,269,787	CITI	(7,947)
09/21/22	U.S. Dollars	2,494,828	Thai Baht	88,139,000	CITI	(8,207)
09/21/22	Euro	563,875	U.S. Dollars	603,380	CITI	(8,858)
09/21/22	U.S. Dollars	3,785,606	Chinese Offshore Yuan	25,449,513	CITI	(14,623)
09/21/22	Czech Republic Koruna	24,000,000	U.S. Dollars	1,026,147	CITI	(21,069)
09/21/22	South Korean Won	1,714,032,000	U.S. Dollars	1,358,483	CITI	(25,895)
09/21/22	Singapore Dollars	6,950,000	U.S. Dollars	5,036,484	CITI	(31,068)
09/21/22	U.S. Dollars	3,380,127	Mexican Pesos	70,300,000	CITI	(61,032)
09/21/22	Indonesian Rupiahs	56,987,284,788	U.S. Dollars	3,861,710	CITI	(62,994)
09/21/22	Mexican Pesos	241,028,479	U.S. Dollars	11,880,455	CITI	(82,207)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(97,764)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	Polish Zloty	14,363,000	U.S. Dollars	3,278,165	CITI	$ (110,750)
09/21/22	Indian Rupees	1,081,388,000	U.S. Dollars	13,774,355	CITI	(186,722)
09/21/22	Philippine Pesos	302,043,000	U.S. Dollars	5,691,467	CITI	(234,750)
09/21/22	Hungarian Forint	2,829,656,000	U.S. Dollars	7,617,384	CITI	(241,676)
09/21/22	Thai Baht	349,279,000	U.S. Dollars	10,176,684	CITI	(257,597)
09/21/22	South African Rand	272,882,000	U.S. Dollars	16,995,983	CITI	(367,698)
09/21/22	Israeli Shekels	33,500,000	U.S. Dollars	10,019,520	CITI	(369,381)
09/21/22	Colombian Pesos	42,400,000,000	U.S. Dollars	10,453,899	CITI	(384,918)
07/16/25	U.S. Dollars	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(450,975)
09/21/22	Chilean Pesos	6,418,836,890	U.S. Dollars	7,415,331	CITI	(543,844)
09/21/22	Brazilian Reals	105,814,000	U.S. Dollars	21,135,147	CITI	(1,399,209)
Subtotal Depreciation						$(4,996,522)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$(1,866,035)
Swap Agreements outstanding at June 30, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of Tel Aviv 35 Index (At Termination)	Increase in total return of Tel Aviv 35 Index (At Termination)	7/29/2022	GSC	ILS	10,606,634	$ 17,069	$ —	$ 17,069
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.25%	9/21/2022	GSC	USD	6,381,703	432,407	—	432,407
MSCI Mexico Net MXN Index (Monthly)	Financing Index: 28-Day Mexico Interbank TIIE - 0.05%	9/21/2022	GSC	MXN	43,557,212	63,158	—	63,158
MSCI Poland Net Return PLN Index (Monthly)	Financing Index: 1-Month WIBOR - 0.45%	9/21/2022	GSC	PLN	984,555	9,798	—	9,798
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate - 0.45%	9/21/2022	CITI	SGD	3,100,964	124,411	—	124,411
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate + 0.00%	9/21/2022	GSC	SGD	414,135	16,678	—	16,678
Subtotal Appreciation						$ 663,521	$ —	$ 663,521
Decrease in total return of SGX Nifty 50 Index (At Termination)	Increase in total return of SGX Nifty 50 Index (At Termination)	7/28/2022	CITI	USD	188,670	$ (1,315)	$ —	$ (1,315)
Decrease in total return of Bovespa Index (At Termination)	Increase in total return of Bovespa Index (At Termination)	8/17/2022	CITI	BRL	7,469,250	(66,338)	—	(66,338)
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	9/15/2022	GSC	TWD	20,473,600	(46,993)	—	(46,993)
Increase in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Decrease in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	9/15/2022	CITI	ZAR	234,920	(132)	—	(132)
Financing Index: Overnight Bank Funding Rate - 0.10%	MSCI Daily Total Return Net Emerging Markets USD Index (Monthly)	9/21/2022	GSC	USD	247,271	(39,471)	—	(39,471)
Financing Index: Overnight Bank Funding Rate + 0.50%	MSCI Saudi Arabia Index Futures	9/21/2022	GSC	USD	2,440,621	(212,871)	—	(212,871)
Subtotal Depreciation						$(367,120)	$ —	$(367,120)
Net Total Return Swaps outstanding at June 30, 2022						$ 296,401	$ —	$ 296,401

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 18,116,362	$ 18,116,362	$ —	$ —
Foreign Common Stocks:
Brazil	25,589,532	25,589,532	—	—
Canada	1,543,004	1,543,004	—	—
Chile	5,658,396	5,658,396	—	—
China	138,261,256	20,789,386	117,330,119	141,751
Hong Kong	71,395,642	—	70,435,556	960,086
India	85,996,655	390,224	85,606,431	—
Indonesia	18,728,672	856,898	17,871,774	—
Kazakhstan	439,482	439,482	—	—
Malaysia	3,051,442	145,311	2,906,131	—
Mexico	16,117,152	16,117,152	—	—
Peru	3,328,342	3,328,342	—	—
Qatar	1,137,700	288,665	849,035	—
Slovenia	450,788	450,788	—	—
South Africa	18,115,431	7,527,742	10,587,689	—
Taiwan	83,239,923	12,821,261	70,418,662	—
United Kingdom	17,577,057	1,305,181	16,271,876	—
Other ^^	108,184,307	—	108,184,307	—
Total Foreign Common Stocks	598,814,781	97,251,364	500,461,580	1,101,837
Foreign Preferred Stocks	8,188,680	8,188,680	—	—
Money Market Funds	39,498,965	39,498,965	—	—
Total Assets - Investments in Securities	$664,618,788	$163,055,371	$500,461,580	$1,101,837
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,130,487	$ —	$ 3,130,487	$ —
Futures Contracts	135,426	135,426	—	—
Swap Agreements	663,521	—	663,521	—
Total Assets - Other Financial Instruments	$ 3,929,434	$ 135,426	$ 3,794,008	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (4,996,522)	$ —	$ (4,996,522)	$ —
Futures Contracts	(1,407,745)	(1,407,745)	—	—
Swap Agreements	(367,120)	—	(367,120)	—
Total Liabilities - Other Financial Instruments	$ (6,771,387)	$ (1,407,745)	$ (5,363,642)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended July 30, 2022.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,274,389,136	$115,264,395	$2,756,540,742
Investments in securities of affiliated issuers, at value	43,208,907	8,221,506	62,508,073
Total investments, at value(1), (2)	1,317,598,043	123,485,901	2,819,048,815
Cash	—	12,581	—
Cash collateral for derivatives	431,100	—	—
Deposits with broker for futures contracts	—	433,613	3,707,905
Foreign currency(3)	1	76,178	—
Receivables:
Dividends and reclaims	732,287	88,424	1,690,373
Interest	1,743,928	251,371	—
Securities lending	40,574	61	26,925
From advisor	—	—	—
Investment securities sold	1,823,752	—	—
Fund shares sold	823,284	12,191	1,188,108
Variation margin on futures contracts	121,685	6,045	—
Unrealized appreciation on foreign currency exchange contracts	35,284	—	—
Unrealized appreciation on swap agreements	—	—	—
Prepaid expenses and other assets	21,583	25,372	31,783
Total Assets	1,323,371,521	124,391,737	2,825,693,909
Liabilities
Cash Overdraft	—	—	—
Securities sold short, at value(4)	—	—	—
Options written, at value(5)	6,053,218	—	—
Unrealized depreciation on foreign currency exchange contracts	107,050	—	—
Unrealized depreciation on swap agreements	—	—	—
Collateral held for securities on loan, at value	42,992,549	—	828,915
Collateral from counterparty	—	—	—
Payables:
Investment securities purchased	6,678,268	316,964	—
Fund shares redeemed	5,543,488	70,017	718,283
Variation margin on futures contracts	—	—	544,513
Foreign capital gains taxes	—	—	—
Accrued expenses:
Investment advisory fees	640,672	65,996	201,951
Shareholder servicing fees	74,358	4,762	150,668
Trustee fees	3,030	89	5,946
Other expenses	158,611	50,068	319,188
Total Liabilities	62,251,244	507,896	2,769,464
Net Assets	$1,261,120,277	$123,883,841	$2,822,924,445
Net Assets Consist of:
Paid-in-capital	$1,392,977,599	$145,232,332	$1,954,411,928
Distributable earnings (loss)	(131,857,322)	(21,348,491)	868,512,517
Net Assets	$1,261,120,277	$123,883,841	$2,822,924,445
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 901,197,761	$101,319,196	$2,113,529,982
Institutional shares outstanding	86,764,192	11,741,586	53,283,152
Net asset value, offering and redemption price per Institutional share	$ 10.39	$ 8.63	$ 39.67
Net assets applicable to the Investor Class	$ 359,922,516	$ 22,564,645	$ 709,394,463
Investor shares outstanding	34,641,948	2,623,183	17,875,265
Net asset value, offering and redemption price per Investor share	$ 10.39	$ 8.60	$ 39.69

(1)Investments in securities of unaffiliated issuers, at cost	$1,353,399,242	$131,172,968	$1,872,634,233
Investments in securities of affiliated issuers, at cost	43,208,907	8,221,506	62,508,073
Total investments, at cost	$1,396,608,149	$139,394,474	$1,935,142,306
(2)Includes securities loaned of:	$ 223,478,162	$ 499,731	$ 81,880,915
(3)Foreign currency, at cost	$ 1	$ 76,333	$ —
(4)Proceeds from securities sold short	$ —	$ —	$ —
(5)Premiums received on options written	$ 8,494,306	$ —	$ —
(6)Net of $(753) and $(631,995) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,070,255,946	$1,173,296,773	$657,346,851	$714,647,804	$ 907,690,248	$ 642,034,841
43,822,333	173,928,667	30,834,713	33,835,876	65,777,253	22,583,947
1,114,078,279	1,347,225,440	688,181,564	748,483,680	973,467,501	664,618,788
—	—	—	—	659,381	—
—	—	—	—	18,296,684	7,095,584
9	6,344,767	—	2,387,684	11,344,015	3,134,814
—	—	—	3,413,480	10,137,942	5,330,356

1,662,347	723,749	568,980	3,330,765	6,465,501	3,603,149
—	—	—	—	—	—
4,222	7,577	12,800	17,431	11,643	723
—	—	—	4,854	—	—
1,493,051	2,616,664	1,436,660	62,732	514,951	921,013
161,710	922,608	233,424	126,810	332,538	89,100
—	—	—	—	—	—
178,927	—	3,260	—	2,868,809	3,130,487
—	—	—	—	2,668,618	663,521
14,968	25,008	17,542	20,259	11,625	13,720
1,117,593,513	1,357,865,813	690,454,230	757,847,695	1,026,779,208	688,601,255

—	—	56,440	—	—	—
—	—	—	—	456,484	—
—	—	—	—	—	—
189,670	—	—	—	4,699,909	4,996,522
—	—	—	—	4,854,344	367,120
—	33,300	14,379,342	12,931,742	14,800,368	373,559
—	—	—	—	—	259,326

7,943,285	2,233,570	1,673,854	—	3,701,576	2,333,160
642,144	361,163	302,773	7,576	255,365	334,275
—	915,988	—	212,505	511,910	575,579
—	—	—	—	753	631,995

579,015	684,593	494,477	67,710	668,370	492,101
83,709	121,236	53,810	732	59,367	19,054
2,946	5,596	3,542	—	3,185	2,023
154,569	202,013	124,446	187,680	409,873	329,522
9,595,338	4,557,459	17,088,684	13,407,945	30,421,504	10,714,236
$1,107,998,175	$1,353,308,354	$673,365,546	$744,439,750	$ 996,357,704	$ 677,887,019

$ 982,996,842	$1,323,437,192	$680,198,882	$782,604,868	$1,071,030,465	$ 781,184,665
125,001,333	29,871,162	(6,833,336)	(38,165,118)	(74,672,761) (6)	(103,297,646) (6)
$1,107,998,175	$1,353,308,354	$673,365,546	$744,439,750	$ 996,357,704	$ 677,887,019

$ 713,093,707	$ 780,656,430	$421,445,811	$740,822,389	$ 717,302,809	$ 588,281,170
38,997,528	41,997,897	27,430,996	76,801,391	60,115,513	68,248,527
$ 18.29	$ 18.59	$ 15.36	$ 9.65	$ 11.93	$ 8.62
$ 394,904,468	$ 572,651,924	$251,919,735	$ 3,617,361	$ 279,054,895	$ 89,605,849
21,614,325	31,383,894	16,583,835	375,121	23,438,452	10,448,301
$ 18.27	$ 18.25	$ 15.19	$ 9.64	$ 11.91	$ 8.58

$1,026,805,620	$1,179,920,029	$685,418,802	$757,851,194	$ 971,521,033	$ 717,459,998
43,822,333	173,928,667	30,834,713	33,835,876	65,777,253	22,583,947
$1,070,627,953	$1,353,848,696	$716,253,515	$791,687,070	$1,037,298,286	$ 740,043,945
$ 30,170,835	$ 49,819,098	$ 73,168,965	$ 26,147,468	$ 23,633,037	$ 9,163,688
$ —	$ —	$ —	$ 3,451,239	$ 10,182,194	$ 5,355,293
$ —	$ —	$ —	$ —	$ 803,636	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund
Investment Income
Dividends	$ 4,034,434	$ 607,238	$ 22,003,580
Non Cash Dividends	—	—	—
Income distributions received from affiliated funds	53,588	20,151	159,775
Interest	2,740,648	533,695	2,034
Securities lending, net	182,580	1,817	110,160
Less foreign taxes withheld	(184,685)	(33,253)	(96,576)
Total Investment Income	6,826,565	1,129,648	22,178,973
Expenses
Investment advisory fees	4,211,871	475,453	1,304,339
Transfer agent fees:
Institutional shares	2,635	1,807	2,735
Investor shares	18,658	6,146	37,498
Custodian fees	43,199	20,588	27,749
Shareholder servicing fees:
Investor shares	509,746	32,297	1,021,838
Accounting and administration fees	96,445	11,379	217,873
Professional fees	68,011	81,434	54,583
Shareholder reporting fees:
Institutional shares	2,089	1,364	1,211
Investor shares	9,924	3,070	11,085
Trustees expenses	3,146	121	6,279
Line of credit facility fees	2,752	368	6,081
S&P license fees	—	—	152,403
MSCI license fees	—	—	—
Dividends on securities sold short	—	—	—
Other expenses	76,508	44,243	74,580
Total Expenses	5,044,984	678,270	2,918,254
Expenses waived/reimbursed(1)	—	—	—
Fees paid indirectly	—	—	—
Net Expenses	5,044,984	678,270	2,918,254
Net Investment Income (Loss)	1,781,581	451,378	19,260,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(40,092) and $(619,327) for International Equity Fund and Emerging Markets Equity Fund, respectively)	14,793,708	(4,595,474)	13,528,749
Futures transactions	(13,738,657)	(1,522,325)	(24,328,838)
Swap agreements	—	—	—
Option contracts written	(36,164,506)	—	—
Option contracts purchased	(2,127,964)	—	—
Forward foreign currency contracts	2,215,573	—	—
Foreign currency	(16,543)	2,237	—
Net realized gain (loss)	(35,038,389)	(6,115,562)	(10,800,089)
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(753) and $(631,995) for International Equity Fund and Emerging Markets Fund, respectively)	(114,819,539)	(30,873,826)	(688,597,807)
Investment securities sold short	—	—	—
Futures	(1,122,559)	(93,376)	(2,602,402)
Swap agreements	—	—	—
Option contracts written	218,416	—	—
Option contracts purchased	(43,244,737)	—	—
Forward foreign currency contracts	228,800	—	—
Foreign currency	(12,520)	(1,084)	—
Net change in unrealized appreciation (depreciation)	(158,752,139)	(30,968,286)	(691,200,209)
Net Realized and Unrealized Loss	(193,790,528)	(37,083,848)	(702,000,298)
Net Decrease in Net Assets Resulting from Operations	$(192,008,947)	$(36,632,470)	$(682,739,579)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 14,291,571	$ 4,481,403	$ 4,725,851	$ 15,893,905	$ 19,506,205	$ 14,719,781
—	—	—	1,611,889	863,851	—
74,755	120,369	43,169	47,004	115,252	52,919
—	19,379	338	—	25	—
105,116	68,156	141,250	109,356	86,413	16,948
(285,404)	(116,967)	(64)	(1,208,968)	(1,983,090)	(1,462,790)
14,186,038	4,572,340	4,910,544	16,453,186	18,588,656	13,326,858

3,861,984	5,220,616	3,278,287	425,231	4,600,716	3,198,087

2,477	2,611	2,599	2,047	2,710	2,539
11,359	25,670	14,132	3,037	18,515	8,958
28,125	25,817	48,763	101,062	281,444	556,476

533,887	909,463	368,179	1,450	394,956	125,353
89,797	115,379	54,923	53,240	81,096	53,945
52,422	54,423	60,902	56,479	67,122	66,210

1,137	1,157	1,219	1,458	805	1,284
7,330	10,508	7,566	504	6,435	4,288
3,287	5,832	3,716	226	3,191	2,105
2,510	3,510	1,218	1,764	2,398	1,445
—	—	—	—	—	—
—	—	—	127,928	—	—
—	—	—	—	1,774	—
69,931	96,140	60,684	44,605	136,964	95,872
4,664,246	6,471,126	3,902,188	819,031	5,598,126	4,116,562
—	—	—	(8,613)	—	—
(8,436)	(2,709)	(26,056)	—	—	(821)
4,655,810	6,468,417	3,876,132	810,418	5,598,126	4,115,741
9,530,228	(1,896,077)	1,034,412	15,642,768	12,990,530	9,211,117

103,971,126	56,569,829	15,484,695	(839,102)	6,044,002	(8,919,436)
(4,457,904)	(12,826,070)	(1,834,195)	(8,004,462)	(6,292,387)	(12,326,296)
—	—	—	—	12,070,100	(774,012)
—	—	—	—	—	—
—	—	—	—	—	—
3,919,682	—	112,045	—	(6,721,395)	473,503
10,324	—	(294)	(637,117)	(782,959)	(420,781)
103,443,228	43,743,759	13,762,251	(9,480,681)	4,317,361	(21,967,022)

(273,679,178)	(768,614,239)	(198,569,265)	(169,963,047)	(269,621,540)	(145,521,405)
—	—	—	—	631,130	—
(947,811)	(584,406)	(476,169)	(1,143,183)	(1,976,715)	(1,294,296)
—	—	—	—	(3,443,177)	424,432
—	—	—	—	—	—
—	—	—	—	—	—
800,812	—	13,076	—	(890,342)	(1,400,030)
(288)	—	—	(237,607)	(406,638)	41,854
(273,826,465)	(769,198,645)	(199,032,358)	(171,343,837)	(275,707,282)	(147,749,445)
(170,383,237)	(725,454,886)	(185,270,107)	(180,824,518)	(271,389,921)	(169,716,467)
$(160,853,009)	$(727,350,963)	$(184,235,695)	$(165,181,750)	$(258,399,391)	$(160,505,350)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21
	(Unaudited)
Operations:
Net investment income	$ 1,781,581	$ 5,639,094
Net realized gain (loss) on investment securities, foreign currency and derivatives	(35,038,389)	305,018,878
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(158,752,139)	(150,540,527)
Net increase (decrease) in net assets resulting from operations	(192,008,947)	160,117,445
Distributions to Shareholders:
Institutional shares	(147,211,492)	(102,492,352)
Investor shares	(58,420,824)	(43,892,585)
Total distributions	(205,632,316)	(146,384,937)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	77,461,002	101,913,277
Investor shares	30,384,229	77,253,297
Reinvestment of dividends and distributions
Institutional shares	147,097,825	102,410,835
Investor shares	57,884,320	43,392,557
Total proceeds from shares sold and reinvested	312,827,376	324,969,966
Value of shares redeemed
Institutional shares	(90,371,689)	(92,325,267)
Investor shares	(67,550,584)	(79,559,985)
Total value of shares redeemed	(157,922,273)	(171,885,252)
Net increase (decrease) from capital share transactions(1)	154,905,103	153,084,714
Total increase (decrease) in net assets	(242,736,160)	166,817,222
Net Assets:
Beginning of Period	1,503,856,437	1,337,039,215
End of Period	$1,261,120,277	$1,503,856,437

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Global Impact Fund*		Equity Index Fund		Value Equity Fund
For the Six Months Ended	For the Period Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/22	12/31/21	06/30/22	12/31/21	06/30/22	12/31/21
(Unaudited)		(Unaudited)		(Unaudited)

$ 451,378	$ 346,224	$ 19,260,719	$ 32,651,431	$ 9,530,228	$ 17,058,000
(6,115,562)	1,135,014	(10,800,089)	64,217,239	103,443,228	157,977,431
(30,968,286)	15,020,498	(691,200,209)	618,458,012	(273,826,465)	113,140,871
(36,632,470)	16,501,736	(682,739,579)	715,326,682	(160,853,009)	288,176,302

—	(1,065,554)	(30,201,419)	(75,568,513)	(19,473,273)	(110,145,870)
—	(152,203)	(9,169,219)	(27,787,525)	(10,342,869)	(48,291,794)
—	(1,217,757)	(39,370,638)	(103,356,038)	(29,816,142)	(158,437,664)

1,471,083	139,196,191	342,475,543	300,877,960	42,279,671	53,440,513
2,383,748	28,726,035	67,419,416	125,608,438	51,631,738	72,355,582

—	1,065,554	29,606,704	73,903,137	19,460,341	110,083,989
—	152,203	9,122,049	27,665,076	10,331,375	48,224,945
3,854,831	169,139,983	448,623,712	528,054,611	123,703,125	284,105,029

(15,222,536)	(7,676,291)	(136,458,617)	(181,914,711)	(194,220,889)	(181,628,402)
(3,895,653)	(968,002)	(103,682,179)	(110,582,572)	(39,467,545)	(62,099,803)
(19,118,189)	(8,644,293)	(240,140,796)	(292,497,283)	(233,688,434)	(243,728,205)
(15,263,358)	160,495,690	208,482,916	235,557,328	(109,985,309)	40,376,824
(51,895,828)	175,779,669	(513,627,301)	847,527,972	(300,654,460)	170,115,462

175,779,669	—	3,336,551,746	2,489,023,774	1,408,652,635	1,238,537,173
$123,883,841	$175,779,669	$2,822,924,445	$3,336,551,746	$1,107,998,175	$1,408,652,635

*	For the period January 29, 2021 (commencement of operations) through December 31, 2021.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Fund		Small Cap Equity Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21	06/30/22	12/31/21
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ (1,896,077)	$ (6,059,289)	$ 1,034,412	$ (226,723)
Net realized gain (loss) on investment securities, foreign currency and derivatives	43,743,759	396,342,524	13,762,251	134,502,031
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(769,198,645)	(56,411,370)	(199,032,358)	19,438,549
Net increase (decrease) in net assets resulting from operations	(727,350,963)	333,871,865	(184,235,695)	153,713,857
Distributions to Shareholders:
Institutional shares	(37,204,259)	(192,668,583)	—	(72,575,649)
Investor shares	(27,596,826)	(172,602,822)	—	(49,546,274)
Total distributions	(64,801,085)	(365,271,405)	—	(122,121,923)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	197,982,396	90,705,263	49,883,519	80,586,854
Investor shares	25,786,121	73,022,150	12,623,224	80,131,997
Reinvestment of dividends and distributions
Institutional shares	37,189,324	192,563,028	—	72,378,323
Investor shares	27,538,824	172,275,100	—	49,454,914
Total proceeds from shares sold and reinvested	288,496,665	528,565,541	62,506,743	282,552,088
Value of shares redeemed
Institutional shares	(121,088,818)	(229,277,241)	(36,066,467)	(81,879,444)
Investor shares	(109,578,661)	(202,669,619)	(39,079,404)	(58,839,422)
Total value of shares redeemed	(230,667,479)	(431,946,860)	(75,145,871)	(140,718,866)
Net increase (decrease) from capital share transactions(1)	57,829,186	96,618,681	(12,639,128)	141,833,222
Total increase (decrease) in net assets	(734,322,862)	65,219,141	(196,874,823)	173,425,156
Net Assets:
Beginning of Period	2,087,631,216	2,022,412,075	870,240,369	696,815,213
End of Period	$1,353,308,354	$2,087,631,216	$ 673,365,546	$ 870,240,369

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/22	12/31/21	06/30/22	12/31/21	06/30/22	12/31/21
(Unaudited)		(Unaudited)		(Unaudited)

$ 15,642,768	$ 20,566,594	$ 12,990,530	$ 11,002,639	$ 9,211,117	$ 6,753,678
(9,480,681)	31,408,329	4,317,361	109,233,278	(21,967,022)	72,729,387
(171,343,837)	32,254,046	(275,707,282)	428,640	(147,749,445)	(93,663,166)
(165,181,750)	84,228,969	(258,399,391)	120,664,557	(160,505,350)	(14,180,101)

—	(43,509,882)	—	(77,005,074)	—	(84,909,583)
— (1)	—	—	(27,107,306)	—	(13,090,539)
—	(43,509,882)	—	(104,112,380)	—	(98,000,122)

134,010,627	123,432,374	52,818,621	55,330,718	59,855,267	167,423,077
3,975,428 (1)	—	21,770,137	38,974,229	15,270,981	49,270,743

—	42,924,287	—	75,977,628	—	84,887,665
—	—	—	27,023,555	—	13,032,918
137,986,055	166,356,661	74,588,758	197,306,130	75,126,248	314,614,403

(62,174,701)	(152,511,004)	(133,629,652)	(129,428,176)	(47,422,144)	(127,087,014)
(83,901) (1)	—	(31,856,846)	(57,247,307)	(15,554,849)	(30,712,692)
(62,258,602)	(152,511,004)	(165,486,498)	(186,675,483)	(62,976,993)	(157,799,706)
75,727,453	13,845,657	(90,897,740)	10,630,647	12,149,255	156,814,697
(89,454,297)	54,564,744	(349,297,131)	27,182,824	(148,356,095)	44,634,474

833,894,047	779,329,303	1,345,654,835	1,318,472,011	826,243,114	781,608,640
$ 744,439,750	$ 833,894,047	$ 996,357,704	$1,345,654,835	$ 677,887,019	$ 826,243,114

(1)	Investor Class was launched on April 29, 2022.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2022(1)	$14.30	$ 0.02	$ (1.90)	$ (1.88)	$(0.05)	$(1.98)	$(2.03)	$10.39	(12.95)%	$ 901,198	0.66%	0.66%	0.34%	16%
2021	14.14	0.07	1.62	1.69	(0.11)	(1.42)	(1.53)	14.30	12.15	1,049,002	0.65	0.65	0.48	79
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(2)	0.68	0.70	60
Investor Class
2022(1)	$14.30	$ —†	$ (1.90)	$ (1.90)	$(0.03)	$(1.98)	$(2.01)	$10.39	(13.08)%	$ 359,922	0.92%	0.92%	0.07%	16%
2021	14.15	0.03	1.61	1.64	(0.07)	(1.42)	(1.49)	14.30	11.79	454,854	0.92	0.92	0.21	79
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(2)	0.96	0.43	60

Global Impact Fund
Institutional Class
2022(1)	$10.95	$ 0.03	$ (2.35)	$ (2.32)	$ —	$ —	$ —	$ 8.63	(21.19)%	$ 101,319	0.84%	0.84%	0.67%	24%
2021(3)	10.00	0.03	1.01	1.04	(0.03)	(0.06)	(0.09)	10.95	10.31	145,393	0.81	0.81	0.28	56
Investor Class
2022(1)	$10.93	$ 0.01	$ (2.34)	$ (2.33)	$ —	$ —	$ —	$ 8.60	(21.32)%	$ 22,565	1.22%	1.22%	0.28%	24%
2021(3)	10.00	(0.01)	1.00	0.99	—	(0.06)	(0.06)	10.93	9.85	30,387	1.20	1.20	(0.11)	56

Equity Index Fund
Institutional Class
2022(1)	$50.59	$ 0.31	$(10.66)	$(10.35)	$(0.25)	$(0.32)	$(0.57)	$39.67	(20.41)%	$2,113,530	0.12%	0.12%	1.36%	2%
2021	40.83	0.56	10.86	11.42	(0.54)	(1.12)	(1.66)	50.59	28.28	2,403,001	0.12	0.12	1.21	4
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
Investor Class
2022(1)	$50.61	$ 0.25	$(10.65)	$(10.40)	$(0.20)	$(0.32)	$(0.52)	$39.69	(20.52)%	$ 709,394	0.39%	0.39%	1.09%	2%
2021	40.85	0.44	10.86	11.30	(0.42)	(1.12)	(1.54)	50.61	27.95	933,551	0.39	0.39	0.95	4
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Defensive Market Strategies® Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(3)	For the period January 29, 2021 (commencement of operations) through December 31, 2021. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2022(1)	$21.37	$ 0.16	$ (2.72)	$ (2.56)	$(0.18)	$(0.34)	$(0.52)	$18.29	(11.94)%	$ 713,094	0.64%(2)	0.64%	1.56%	22%
2021	19.35	0.30	4.38	4.68	(0.40)	(2.26)	(2.66)	21.37	24.61	971,586	0.64(2)	0.64	1.35	38
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(2)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(2)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(2)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(2)	0.58	1.78	38
Investor Class
2022(1)	$21.35	$ 0.13	$ (2.72)	$ (2.59)	$(0.15)	$(0.34)	$(0.49)	$18.27	(12.07)%	$ 394,904	0.90%(2)	0.90%	1.32%	22%
2021	19.34	0.24	4.37	4.61	(0.34)	(2.26)	(2.60)	21.35	24.27	437,067	0.90(2)	0.90	1.09	38
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(2)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(2)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(2)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(2)	0.84	1.52	38

Growth Equity Fund
Institutional Class
2022(1)	$29.92	$(0.01)	$(10.40)	$(10.41)	$ —	$(0.92)	$(0.92)	$18.59	(34.70)%	$ 780,656	0.66%(3)	0.66%	(0.11)%	114%
2021	30.63	(0.06)	5.44	5.38	—	(6.09)	(6.09)	29.92	17.68	1,108,031	0.68(3)	0.68	(0.17)	25
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(3)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(3)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(3)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(3)	0.73	0.12	41
Investor Class
2022(1)	$29.44	$ —	$(10.27)	$(10.27)	$ —	$(0.92)	$(0.92)	$18.25	(34.79)%	$ 572,652	0.92%(3)	0.92%	(0.38)%	114%
2021	30.29	(0.14)	5.38	5.24	—	(6.09)	(6.09)	29.44	17.41	979,600	0.94(3)	0.94	(0.43)	25
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(3)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(3)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(3)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(3)	0.99	(0.14)	41

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020, 2021 and for the six months ended June 30, 2022.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020, 2021 and for the six months ended June 30, 2022.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2022(1)	$19.54	$ 0.03	$(4.21)	$(4.18)	$ —	$ —	$ —	$15.36	(21.39)%	$421,446	0.92%(2)	0.93%	0.38%	26%
2021	18.67	0.02	4.03	4.05	(0.02)	(3.16)	(3.18)	19.54	22.09	519,549	0.90(2)	0.91	0.08	54
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(2)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(2)	1.01	0.20	84
2018	18.36	0.04	(2.13)	(2.09)	—	(3.23)	(3.23)	13.04	(12.01)	256,242	0.98(2)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(2)	1.00	0.09	80
Investor Class
2022(1)	$19.35	$ 0.01	$(4.17)	$(4.16)	$ —	$ —	$ —	$15.19	(21.50)%	$251,920	1.18%(2)	1.19%	0.10%	26%
2021	18.54	(0.04)	4.01	3.97	—	(3.16)	(3.16)	19.35	21.79	350,691	1.16(2)	1.17	(0.18)	54
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(2)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(2)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)	(2.13)	—	(3.23)	(3.23)	13.01	(12.22)	231,456	1.24(2)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(2)	1.27	(0.17)	80

International Equity Index Fund
Institutional Class
2022(1)	$12.06	$ 0.22	$(2.63)	$(2.41)	$ —	$ —	$ —	$ 9.65	(19.98)%	$740,823	0.21%	0.21%	4.13%	4%
2021	11.53	0.31	0.88	1.19	(0.35)	(0.31)	(0.66)	12.06	10.43	833,894	0.22	0.22	2.52	18
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
Investor Class
2022(3)	$10.43	$ 0.10	$(0.89)	$(0.79)	$ —	$ —	$ —	$ 9.64	(7.57)%	$ 3,617	0.50%	1.98%	5.33%	4%

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the year 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively. For the years ended December 31, 2019, 2020 and 2021 and for the six months ended June 30, 2022, the effect of fees paid indirectly decreased the ratio by 0.01%, 0.01%, 0.01% and 0.01%, respectively.
(3)	Inception date was April 29, 2022. All ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2022(1)	$14.85	$0.15	$(3.07)	$(2.92)	$ —	$ —	$ —	$11.93	(19.66)%	$ 717,303	0.87%(2)	0.87%(2)	2.26%	26%
2021	14.70	0.14	1.25	1.39	(0.18)	(1.06)	(1.24)	14.85	9.61	987,439	0.87(2)	0.87(2)	0.90	37
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	(0.15)	14.70	7.81(3)	973,352	0.93(2)	0.93(2)	1.10	90
2019	11.74	0.31(4)	2.44	2.75	(0.31)	(0.40)	(0.71)	13.78	23.45	963,046	1.07(2)	1.07(2)	2.31(4)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(5)	0.93(2)	1.63	42
Investor Class
2022(1)	$14.84	$0.13	$(3.06)	$(2.93)	$ —	$ —	$ —	$11.91	(19.74)%	$ 279,055	1.14%(2)	1.14%(2)	1.99%	26%
2021	14.69	0.10	1.25	1.35	(0.14)	(1.06)	(1.20)	14.84	9.35	358,216	1.14(2)	1.14(2)	0.64	37
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	(0.16)	14.69	7.52(3)	345,120	1.20(2)	1.20(2)	0.84	90
2019	11.77	0.27(4)	2.45	2.72	(0.28)	(0.40)	(0.68)	13.81	23.10	351,124	1.35(2)	1.34(2)	2.05(4)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(5)	1.19(2)	1.37	42

Emerging Markets Equity Fund
Institutional Class
2022(1)	$10.67	$0.12	$(2.17)	$(2.05)	$ —	$ —	$ —	$ 8.62	(19.21)%	$ 588,281	1.05%(6)	1.05%	2.49%	29%
2021	12.33	0.11	(0.34)	(0.23)	(0.08)	(1.35)	(1.43)	10.67	(1.85)	714,818	1.04(6)	1.04	0.86	62
2020	10.19	0.07	2.19	2.26	(0.12)	—	(0.12)	12.33	22.15	685,246	1.11(6)	1.11	0.70	67
2019	8.71	0.18(7)	1.57	1.75	(0.27)	—	(0.27)	10.19	20.06	457,074	1.19(6)	1.19	1.92(7)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(6)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(6)	1.31	0.83	56
Investor Class
2022(1)	$10.63	$0.10	$(2.15)	$(2.05)	$ —	$ —	$ —	$ 8.58	(19.29)%	$ 89,606	1.35%(6)	1.35%	2.16%	29%
2021	12.29	0.08	(0.34)	(0.26)	(0.05)	(1.35)	(1.40)	10.63	(2.12)	111,425	1.33(6)	1.33	0.60	62
2020	10.20	0.03	2.17	2.20	(0.11)	—	(0.11)	12.29	21.60	96,362	1.51(6)	1.51	0.30	67
2019	8.72	0.14(7)	1.57	1.71	(0.23)	—	(0.23)	10.20	19.64	75,866	1.57(6)	1.57	1.48(7)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(6)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(6)	1.66	0.57	56

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.08% for the year ended December 31, 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the years ended December 31, 2019, 2020 and 2021, the effect of dividend expense on securities sold short increased the ratio by 0.19%, 0.06% and 0.00%. For the six months ended June 30, 2022, the effect of dividend expense on securities sold short increased the ratio by 0.00%.
(3)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(4)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(5)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020, 2021 and for the six months ended June 30, 2022.
(7)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 59.4%
Real Estate — 59.4%
Acadia Realty Trust REIT	67,215	$ 1,049,898
Agree Realty Corporation REITΔ	87,465	6,308,851
American Homes 4 Rent Class A REITΔ	100,298	3,554,561
American Tower Corporation REIT	4,946	1,264,148
Apartment Income REIT Corporation	49,595	2,063,152
Apple Hospitality REIT, Inc.	72,530	1,064,015
AvalonBay Communities, Inc. REIT	40,973	7,959,005
Boston Properties, Inc. REIT	39,636	3,526,811
Centerspace REIT	7,221	588,873
DiamondRock Hospitality Co. REIT*	211,631	1,737,491
Digital Realty Trust, Inc. REIT	64,289	8,346,641
Duke Realty Corporation REIT	85,773	4,713,226
EastGroup Properties, Inc. REIT	16,869	2,603,393
EPR Properties REIT*	20,580	965,819
Equinix, Inc. REIT	9,611	6,314,619
Equity LifeStyle Properties, Inc. REIT	13,502	951,486
Essential Properties Realty Trust, Inc. REIT	86,337	1,855,382
First Industrial Realty Trust, Inc. REIT	37,294	1,770,719
Healthcare Realty Trust, Inc. REITΔ	52,004	1,414,509
Healthcare Trust of America, Inc. Class A REIT	43,949	1,226,617
Healthpeak Properties, Inc. REIT	70,442	1,825,152
Hudson Pacific Properties, Inc. REIT	21,392	317,457
Independence Realty Trust, Inc. REIT	76,104	1,577,636
Invitation Homes, Inc. REIT	50,911	1,811,413
Kilroy Realty Corporation REIT	56,897	2,977,420
Kimco Realty Corporation REIT	156,896	3,101,834
Kite Realty Group Trust REIT	118,376	2,046,721
Life Storage, Inc. REIT	37,561	4,194,061
Mid-America Apartment Communities, Inc. REIT	35,010	6,115,197
NETSTREIT CorporationΔ	121,147	2,286,044
Pebblebrook Hotel Trust REITΔ	40,702	674,432
Physicians Realty Trust REIT	71,162	1,241,777
Piedmont Office Realty Trust, Inc. Class A REIT	72,894	956,369
Postal Realty Trust, Inc. Class A REITΔ	53,826	802,007
Prologis, Inc. REIT	89,287	10,504,616
Public Storage REIT	30,036	9,391,356
Realty Income Corporation REIT	85,600	5,843,056
Rexford Industrial Realty, Inc. REIT	41,929	2,414,691
Ryman Hospitality Properties, Inc. REIT*	32,175	2,446,265
Sabra Health Care REIT, Inc.	58,215	813,264
SBA Communications Corporation REIT	3,371	1,078,889
Simon Property Group, Inc. REIT	28,732	2,727,242
SITE Centers Corporation REIT	75,556	1,017,739
STAG Industrial, Inc. REIT	8,392	259,145
Sun Communities, Inc. REIT	13,720	2,186,419
Sunstone Hotel Investors, Inc. REIT*	107,749	1,068,870
UDR, Inc. REIT	42,316	1,948,229
	Shares	Value
Urban Edge Properties REIT	65,634	$ 998,293
Ventas, Inc. REIT	141,842	7,294,934
Welltower, Inc. REIT	115,340	9,498,249
WP Carey, Inc. REIT	62,523	5,180,656
		153,878,649
Total Common Stocks (Cost $161,890,333)		153,878,649
FOREIGN COMMON STOCKS — 36.1%
Australia — 3.7%
Dexus REIT	212,423	1,306,287
GPT Group (The) REIT (Athens Exchange)	742,686	2,170,638
Mirvac Group REIT	1,265,417	1,729,690
Scentre Group REIT	1,469,519	2,638,594
Shopping Centres Australasia Property Group REIT	419,593	799,330
Stockland REIT	254,224	634,742
Waypoint REIT, Ltd.	199,480	319,987
		9,599,268
Belgium — 0.8%
Aedifica SA REITΔ	6,346	609,738
VGP NV	4,457	710,986
Warehouses De Pauw CVA REIT	21,822	688,575
		2,009,299
Canada — 2.7%
Canadian Apartment Properties REIT	33,569	1,168,865
Chartwell Retirement Residences	148,797	1,288,911
Granite REIT	17,803	1,091,941
RioCan REIT	97,557	1,517,318
Summit Industrial Income REIT	83,773	1,113,546
Tricon Residential, Inc. (Toronto Exchange)Δ	86,121	873,119
		7,053,700
Finland — 0.1%
Kojamo OYJ	10,532	182,894
France — 1.0%
Gecina SA REIT	6,380	598,763
ICADE REIT	7,664	376,111
Klepierre REIT*	27,305	528,406
Unibail-Rodamco-Westfield REITΔ*	24,037	1,222,039
		2,725,319
Germany — 2.3%
Aroundtown SAΔ	115,516	369,466
Vonovia SE	179,223	5,545,245
		5,914,711
Hong Kong — 4.9%
CK Asset Holdings, Ltd.	382,448	2,717,414
Hang Lung Properties, Ltd.	422,827	804,565
Hysan Development Co., Ltd.	151,074	455,779
Link REIT	346,228	2,829,157
New World Development Co., Ltd.	119,317	429,796
Sun Hung Kai Properties, Ltd.	8,500	100,681

See Notes to Financial Statements.

	Shares	Value
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	292,041	$ 3,457,783
Swire Properties, Ltd.	222,231	553,274
Wharf Real Estate Investment Co., Ltd.	261,000	1,246,334
		12,594,783
Japan — 9.3%
Activia Properties, Inc. REIT	781	2,333,315
Advance Logistics Investment Corporation REITΔ	187	207,523
Global One Real Estate Investment Corporation REIT	1,143	893,526
GLP J-REIT	644	789,196
Heiwa Real Estate Co., Ltd.	4,182	120,020
Hulic Reit, Inc.	831	980,191
Ichigo Office REIT Investment Corporation	481	299,922
Industrial & Infrastructure Fund Investment Corporation REIT	985	1,304,247
Japan Hotel REIT Investment Corporation	1,090	546,555
Japan Metropolitan Fund Invest REIT	896	698,141
Keihanshin Building Co., Ltd.	100,401	970,812
Kenedix Office Investment Corporation REIT	62	311,800
Kenedix Retail REIT Corporation	619	1,256,414
LaSalle Logiport REIT	466	573,385
Mitsubishi Estate Co., Ltd.	217,623	3,154,086
Mitsui Fudosan Co., Ltd.	133,688	2,872,266
Mitsui Fudosan Logistics Park, Inc. REIT	19	71,884
Mori Trust Hotel Reit, Inc.	1,095	1,014,714
Mori Trust Sogo REIT, Inc.	1,290	1,350,258
Nippon Building Fund, Inc. REITΔ	104	519,035
Nippon Prologis REIT, Inc.	217	534,464
Samty Residential Investment Corporation REIT	240	240,039
Sekisui House REIT, Inc.	1,447	858,763
Sumitomo Realty & Development Co., Ltd.	19,146	505,430
TOC Co., Ltd.	31,000	164,597
Tokyu Fudosan Holdings Corporation	186,230	980,028
United Urban Investment Corporation REIT	601	631,795
		24,182,406
Netherlands — 0.4%
CTP NV 144AΔ	32,432	373,342
Eurocommercial Properties NV REIT	16,953	364,249
NSI NV REIT	7,772	267,574
		1,005,165
Norway — 0.1%
Entra ASA 144A	17,508	221,851
Singapore — 3.5%
Ascendas India Trust	678,000	571,366
CapitaLand China Trust REIT*	410,500	339,947
	Shares	Value
CapitaLand Integrated Commercial Trust REIT	1,529,056	$ 2,390,252
Capitaland Investment, Ltd.	639,488	1,760,076
City Developments, Ltd.Δ	175,120	1,028,569
Daiwa House Logistics Trust REIT*	144,244	66,967
Digital Core REIT Management Pte, Ltd.*	310,705	239,350
Frasers Logistics & Commercial Trust REIT	1,329,900	1,273,962
Hongkong Land Holdings, Ltd.	42,193	211,899
Mapletree Commercial Trust REIT	391,979	516,614
Mapletree Logistics Trust REIT	473,043	572,456
		8,971,458
Spain — 0.7%
Arima Real Estate SOCIMI SA REIT*	33,349	289,197
Inmobiliaria Colonial Socimi SA REITΔ*	67,313	430,642
Merlin Properties Socimi SA REIT	110,904	1,074,033
		1,793,872
Sweden — 1.6%
Castellum ABΔ	62,571	806,618
Fabege AB	150,253	1,424,002
Fastighets AB Balder, B Shares*	232,082	1,111,831
Nyfosa AB	43,372	325,503
Pandox AB*	32,592	367,337
Sagax AB, B Shares	9,058	167,932
		4,203,223
Switzerland — 0.2%
PSP Swiss Property AG	5,074	564,909
United Kingdom — 4.8%
Big Yellow Group PLC REIT	51,689	829,325
British Land Co. PLC (The) REIT	421,508	2,305,800
Capital & Counties Properties PLC REIT	138,025	235,657
Derwent London PLC REIT	19,587	624,506
Grainger PLC	369,226	1,263,878
Great Portland Estates PLC REIT	34,442	241,183
Hammerson PLC REIT	698,401	161,756
Home Reit PLC	41,830	57,845
Life Science Reit PLC REIT*	241,308	282,582
LXI REIT PLC	260,870	451,900
PRS REIT PLC (The)	260,229	334,516
Safestore Holdings PLC REIT	37,335	483,433
Segro PLC REIT	201,293	2,402,990
Sirius Real Estate, Ltd.	373,256	405,293
Tritax Big Box REIT PLC	282,179	625,298
Tritax EuroBox PLC 144A	415,492	438,694
UNITE Group PLC (The) REIT	102,427	1,331,406
		12,476,062
Total Foreign Common Stocks (Cost $109,284,980)		93,498,920
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 4.8%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø∞	10,330,230	$ 10,330,230
Northern Institutional Liquid Assets Portfolio (Shares), 1.46%Ø§	1,997,936	1,997,936
Total Money Market Funds (Cost $12,328,166)		12,328,166
TOTAL INVESTMENTS — 100.3% (Cost $283,503,479)		259,705,735
Liabilities in Excess of Other Assets — (0.3)%		(805,652)
NET ASSETS — 100.0%		$258,900,083
PORTFOLIO SUMMARY (based on net assets)
%
Real Estate	95.0
Money Market Funds	4.8
Health Care	0.5
100.3

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$153,878,649	$153,878,649	$ —	$ —
Foreign Common Stocks:
Canada	7,053,700	7,053,700	—	—
Singapore ^^	8,971,458	66,967	8,904,491	—
United Kingdom	12,476,062	2,344,114	10,131,948	—
Other	64,997,700	—	64,997,700	—
Total Foreign Common Stocks	93,498,920	9,464,781	84,034,139	—
Money Market Funds	12,328,166	12,328,166	—	—
Total Assets - Investments in Securities	$259,705,735	$175,671,596	$84,034,139	$ —

^^	Classifications as defined in the Schedule of Investments.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$249,375,505
Investments in securities of affiliated issuers, at value	10,330,230
Total investments, at value(1), (2)	259,705,735
Foreign currency(3)	136,799
Receivables:
Dividends and reclaims	988,444
Securities lending	1,761
Investment securities sold	1,603,782
Fund shares sold	531,282
Prepaid expenses and other assets	17,104
Total Assets	262,984,907
Liabilities
Collateral held for securities on loan, at value	1,997,936
Payables:
Investment securities purchased	1,510,553
Fund shares redeemed	310,755
Accrued expenses:
Investment advisory fees	147,035
Shareholder servicing fees	18,669
Trustee fees	1,865
Other expenses	98,011
Total Liabilities	4,084,824
Net Assets	$258,900,083
Net Assets Consist of:
Paid-in-capital	$281,956,923
Distributable earnings (loss)	(23,056,840)
Net Assets	$258,900,083
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$170,945,421
Institutional shares outstanding	19,184,585
Net asset value, offering and redemption price per Institutional share	$ 8.91
Net assets applicable to the Investor Class	$ 87,954,662
Investor shares outstanding	9,827,566
Net asset value, offering and redemption price per Investor share	$ 8.95

(1)Investments in securities of unaffiliated issuers, at cost	$273,173,249
Investments in securities of affiliated issuers, at cost	10,330,230
Total investments, at cost	$283,503,479
(2)Includes securities loaned of:	$ 15,142,920
(3)Foreign currency, at cost	$ 137,988
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
Global Real Estate Securities Fund
Investment Income
Dividends	$ 4,677,885
Income distributions received from affiliated funds	16,401
Securities lending, net	20,353
Less foreign taxes withheld	(146,192)
Total Investment Income	4,568,447
Expenses
Investment advisory fees	999,581
Transfer agent fees:
Institutional shares	2,425
Investor shares	9,601
Custodian fees	69,075
Shareholder servicing fees:
Investor shares	129,296
Accounting and administration fees	17,810
Professional fees	61,121
Shareholder reporting fees:
Institutional shares	1,166
Investor shares	4,677
Trustees expenses	2,052
Line of credit facility fees	393
Other expenses	61,431
Total Expenses	1,358,628
Fees paid indirectly	(12,431)
Net Expenses	1,346,197
Net Investment Income	3,222,250
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	9,257,326
Futures transactions	(613,480)
Forward foreign currency contracts	(2,404)
Foreign currency	(49,334)
Net realized gain	8,592,108
Net change in unrealized appreciation (depreciation) on:
Investment securities	(79,822,240)
Futures	(229,185)
Foreign currency	(17,577)
Net change in unrealized appreciation (depreciation)	(80,069,002)
Net Realized and Unrealized Loss	(71,476,894)
Net Decrease in Net Assets Resulting from Operations	$(68,254,644)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21
	(Unaudited)
Operations:
Net investment income	$ 3,222,250	$ 4,483,773
Net realized gain on investment securities, foreign currency and derivatives	8,592,108	40,385,573
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(80,069,002)	32,681,639
Net increase (decrease) in net assets resulting from operations	(68,254,644)	77,550,985
Distributions to Shareholders:
Institutional shares	(4,142,247)	(13,454,207)
Investor shares	(1,983,931)	(6,736,082)
Total distributions	(6,126,178)	(20,190,289)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	19,890,135	23,655,678
Investor shares	10,985,371	28,230,636
Reinvestment of dividends and distributions
Institutional shares	4,089,092	13,303,961
Investor shares	1,974,059	6,696,269
Total proceeds from shares sold and reinvested	36,938,657	71,886,544
Value of shares redeemed
Institutional shares	(23,592,655)	(32,747,061)
Investor shares	(17,299,668)	(15,702,833)
Total value of shares redeemed	(40,892,323)	(48,449,894)
Net increase (decrease) from capital share transactions(1)	(3,953,666)	23,436,650
Total increase (decrease) in net assets	(78,334,488)	80,797,346
Net Assets:
Beginning of Period	337,234,571	256,437,225
End of Period	$258,900,083	$337,234,571

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2022(1)	$11.53	$0.12	$(2.52)	$(2.40)	$(0.08)	$(0.14)	$(0.22)	$ 8.91	(20.79)%	$170,945	0.81%(2)	0.82%	2.29%	55%
2021	9.47	0.17	2.63	2.80	(0.40)	(0.34)	(0.74)	11.53	29.97	218,705	0.79(2)	0.80	1.59	105
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(2)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(2)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(2)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(2)	0.88	2.86	138
Investor Class
2022(1)	$11.58	$0.10	$(2.53)	$(2.43)	$(0.06)	$(0.14)	$(0.20)	$ 8.95	(20.90)%	$ 87,955	1.09%(2)	1.10%	1.98%	55%
2021	9.51	0.14	2.64	2.78	(0.37)	(0.34)	(0.71)	11.58	29.61	118,530	1.07(2)	1.08	1.31	105
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(2)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(2)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(2)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(2)	1.13	2.56	138

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2017, 2018, 2019, 2020, 2021 and for the six months ended June 30, 2022.

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)
	Par	Value
CORPORATE BONDS — 13.3%
8x8, Inc.
0.50%, 02/01/24‡‡ CONV	$ 480,000	$409,177
Air Transport Services Group, Inc.
1.13%, 10/15/24‡‡ CONV	717,000	777,586
Apollo Commercial Real Estate Finance, Inc. REIT
5.38%, 10/15/23 CONV	920,000	898,725
Array Technologies, Inc.
1.00%, 12/01/28 144A ‡‡ CONV	660,000	469,920
Bandwidth, Inc.
0.50%, 04/01/28 CONV	464,000	277,008
Beauty Health Co. (The)
1.25%, 10/01/26 144A ‡‡ CONV	786,000	635,088
Bentley Systems, Inc.
0.38%, 07/01/27 144A ‡‡ CONV	523,000	407,940
BigCommerce Holdings, Inc.
0.25%, 10/01/26 144A ‡‡ CONV	623,000	431,428
Blackline, Inc.
0.00%, 03/15/26 CONV »	474,000	377,778
Bloom Energy Corporation
2.50%, 08/15/25 CONV	242,000	300,540
Cable One, Inc.
1.13%, 03/15/28 CONV	634,000	534,462
Callaway Golf Co.
2.75%, 05/01/26‡‡ CONV	264,000	354,915
Centennial Resource Production LLC
3.25%, 04/01/28‡‡ CONV	500,000	626,875
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	731,000	580,048
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26‡‡ CONV	754,000	578,695
Chefs' Warehouse, Inc. (The)
1.88%, 12/01/24‡‡ CONV	500,000	555,000
Chegg, Inc.
0.00%, 09/01/26‡‡ CONV »	1,068,000	799,398
Coherus Biosciences, Inc.
1.50%, 04/15/26‡‡ CONV	512,000	335,104
CONMED Corporation
2.25%, 06/15/27 144A CONV	323,000	302,974
CryoPort, Inc.
0.75%, 12/01/26 144A ‡‡ CONV	911,000	706,025
DigitalBridge Group, Inc.
5.00%, 04/15/23 CONV	399,000	393,517
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 144A ‡‡ CONV »	671,000	504,525
DISH Network Corporation
3.38%, 08/15/26‡‡ CONV	600,000	406,800
Enphase Energy, Inc.
0.00%, 03/01/28 CONV »	571,000	569,572
Envestnet, Inc.
0.75%, 08/15/25 CONV	525,000	450,450
Etsy, Inc.
0.25%, 06/15/28 CONV	403,000	297,213
Everbridge, Inc.
0.13%, 12/15/24‡‡ CONV	384,000	335,775
	Par	Value
Exact Sciences Corporation
0.38%, 03/15/27‡‡ CONV	$ 760,000	$ 557,650
Granite Point Mortgage Trust, Inc. REIT
6.38%, 10/01/23‡‡ CONV	1,425,000	1,391,227
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	527,000	492,745
Groupon, Inc.
1.13%, 03/15/26 CONV	493,000	314,288
Haemonetics Corporation
0.00%, 03/01/26 CONV »	580,000	456,763
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	568,000	503,917
Helix Energy Solutions Group, Inc.
4.13%, 09/15/23 CONV	193,000	182,988
6.75%, 02/15/26‡‡ CONV	250,000	240,250
i3 Verticals LLC
1.00%, 02/15/25‡‡ CONV	436,000	415,290
II-VI, Inc.
0.25%, 09/01/22‡‡ CONV	250,000	278,000
Impinj, Inc.
1.13%, 05/15/27 144A ‡‡ CONV	278,000	232,363
Infinera Corporation
2.13%, 09/01/24‡‡ CONV	484,000	444,312
Innoviva, Inc.
2.13%, 01/15/23‡‡ CONV	524,000	518,367
Insmed, Inc.
0.75%, 06/01/28‡‡ CONV	726,000	607,662
iStar, Inc. REIT
3.13%, 09/15/22‡‡ CONV	300,000	314,813
Jazz Investments I, Ltd.
1.50%, 08/15/24‡‡ CONV	527,000	523,377
Kaman Corporation
3.25%, 05/01/24‡‡ CONV	365,000	343,100
LendingTree, Inc.
0.50%, 07/15/25‡‡ CONV	800,000	543,200
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A ‡‡ CONV	979,000	622,644
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23‡‡ CONV	311,000	299,338
LivePerson, Inc.
0.00%, 12/15/26‡‡ CONV »	679,000	491,391
Lumentum Holdings, Inc.
0.50%, 12/15/26‡‡ CONV	204,000	209,998
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONV	350,000	306,250
Magnite, Inc.
0.25%, 03/15/26 CONV	962,000	702,260
MFA Financial, Inc. REIT
6.25%, 06/15/24‡‡ CONV	1,456,000	1,324,478
Mitek Systems, Inc.
0.75%, 02/01/26 CONV	360,000	300,240
NCL Corporation, Ltd.
2.50%, 02/15/27 144A ‡‡ CONV	420,000	289,800
New Relic, Inc.
0.50%, 05/01/23‡‡ CONV	495,000	479,655

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
NRG Energy, Inc.
2.75%, 06/01/48‡‡ CONV	$ 823,000	$887,605
OSI Systems, Inc.
1.25%, 09/01/22‡‡ CONV	445,000	446,558
Patrick Industries, Inc.
1.75%, 12/01/28 144A ‡‡ CONV	356,000	286,580
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26‡‡ CONV	587,000	525,658
PennyMac Corporation REIT
5.50%, 11/01/24‡‡ CONV	500,000	485,625
5.50%, 03/15/26 CONV	1,000,000	881,300
Perficient, Inc.
0.13%, 11/15/26 144A ‡‡ CONV	422,000	343,738
Pioneer Natural Resources Co.
0.25%, 05/15/25 CONV	185,000	400,895
PRA Group, Inc.
3.50%, 06/01/23‡‡ CONV	500,000	505,313
Progress Software Corporation
1.00%, 04/15/26 CONV	527,000	511,453
Q2 Holdings, Inc.
0.13%, 11/15/25‡‡ CONV	634,000	509,419
Realogy Group LLC
0.25%, 06/15/26 CONV	534,000	391,155
Redwood Trust, Inc.
7.75%, 06/15/27 144A CONV	217,000	191,177
Redwood Trust, Inc. REIT
5.63%, 07/15/24‡‡ CONV	228,000	206,336
RingCentral, Inc.
0.00%, 03/01/25 CONV »	887,000	729,557
Royal Caribbean Cruises, Ltd.
4.25%, 06/15/23 CONV	834,000	800,640
RWT Holdings, Inc.
5.75%, 10/01/25‡‡ CONV	890,000	795,994
Sabre GLBL, Inc.
4.00%, 04/15/25‡‡ CONV	350,000	365,050
Snap, Inc.
0.00%, 05/01/27 CONV »	727,000	507,082
SoFi Technologies, Inc.
0.00%, 10/15/26 144A ‡‡ CONV »	626,000	411,908
Southwest Airlines Co.
1.25%, 05/01/25‡‡ CONV	232,000	274,050
Spirit Airlines, Inc.
1.00%, 05/15/26‡‡ CONV	324,000	293,706
Splunk, Inc.
1.13%, 06/15/27‡‡ CONV	355,000	294,650
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONV »	595,000	472,430
Stride, Inc.
1.13%, 09/01/27 CONV	707,000	701,697
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26‡‡ CONV	653,000	555,050
Sunnova Energy International, Inc.
0.25%, 12/01/26 CONV	419,000	328,287
	Par	Value
Two Harbors Investment Corporation REIT
6.25%, 01/15/26‡‡ CONV	$807,000	$ 724,879
Unity Software, Inc.
0.00%, 11/15/26‡‡ CONV »	671,000	495,701
Upstart Holdings, Inc.
0.25%, 08/15/26 144A ‡‡ CONV	562,000	316,968
Upwork, Inc.
0.25%, 08/15/26 144A ‡‡ CONV	816,000	625,260
Verint Systems, Inc.
0.25%, 04/15/26 CONV	527,000	483,523
Winnebago Industries, Inc.
1.50%, 04/01/25‡‡ CONV	597,000	614,164
WisdomTree Investments, Inc.
4.25%, 06/15/23 CONV	450,000	468,844
3.25%, 06/15/26 CONV	104,000	94,848
Wolfspeed, Inc.
0.25%, 02/15/28 144A CONV	141,000	117,383
Workiva, Inc.
1.13%, 08/15/26‡‡ CONV	256,000	277,760
Ziff Davis, Inc.
1.75%, 11/01/26 144A ‡‡ CONV	588,000	569,478
Zillow Group, Inc.
2.75%, 05/15/25‡‡ CONV	453,000	428,991
Total Corporate Bonds (Cost $51,469,590)		45,023,616
FOREIGN BONDS — 0.3%
Jersey — 0.2%
Encore Capital Europe Finance, Ltd.
4.50%, 09/01/23‡‡ CONV	397,000	549,448
Norway — 0.1%
SFL Corporation, Ltd.
4.88%, 05/01/23 CONV	427,000	428,601
Total Foreign Bonds (Cost $875,879)		978,049
MORTGAGE-BACKED SECURITIES — 4.5%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.68%, 09/15/43† IO	244,293	34,282
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.78%, 05/15/45† IO	246,905	30,362
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 4.68%, 05/15/46† IO	610,280	80,983
Federal Home Loan Mortgage Corporation REMIC, Series 5012
4.00%, 09/25/50 IO	179,096	34,811

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5020
3.00%, 08/25/50 IO	$ 342,497	$ 53,113
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.48%, 05/25/47† IO	346,329	48,151
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 1.83%, 03/25/48† IO	1,847,248	52,685
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.53%, 02/25/48† IO	201,085	27,851
Federal National Mortgage Association REMIC, Series 2020-38
4.00%, 06/25/50 IO	928,408	182,810
Federal National Mortgage Association REMIC, Series 2020-49
4.00%, 07/25/50 IO	411,448	80,664
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 4.48%, 07/25/50† IO	512,024	80,607
Federal National Mortgage Association REMIC, Series 2020-60
4.00%, 09/25/50 IO	166,328	32,872
Federal National Mortgage Association REMIC, Series 2020-62
4.00%, 06/25/48 IO	572,312	130,161
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 3.43%, 10/25/40† IO	607,399	74,696
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 4.10%, 08/20/45† IO	137,880	18,366
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 4.60%, 09/20/48† IO	411,419	49,463
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.55%, 10/20/48† IO	160,528	17,310
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 4.10%, 01/20/48† IO	341,835	38,598
	Par	Value
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 01/20/49† IO	$ 179,828	$ 18,958
Government National Mortgage Association, Series 2019-110
4.50%, 09/20/49† IO	589,531	66,375
Government National Mortgage Association, Series 2019-111
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 4.55%, 01/20/49† IO	504,120	56,723
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	775,833	113,742
3.50%, 12/20/49 IO	461,077	79,216
Government National Mortgage Association, Series 2019-153
4.00%, 12/20/49 IO	2,405,505	363,375
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 2.19%, 02/20/49† IO	433,659	14,897
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 01/20/49† IO	153,044	17,251
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	347,215	43,331
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 02/20/50† IO	348,620	44,859
Government National Mortgage Association, Series 2020-55
3.50%, 04/20/50 IO	328,172	56,434
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 04/20/50† IO	534,974	71,995
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 4.84%, 07/20/43† IO	547,568	69,749
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 4.45%, 08/20/49† IO	775,271	84,442
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	613,581	107,210
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	163,932	24,176
Uniform Mortgage Backed Securities
4.00%, 07/01/52 TBA	8,000,000	7,891,094
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.50%, 07/01/52 TBA	$5,000,000	$ 5,020,508
Total Mortgage-Backed Securities (Cost $15,927,097)		15,212,120

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Swaptions — 0.0%
Pay 1-Day SOFR (Annually); Receive 1.36% (Annually); Interest Rate Swap Maturing 7/14/2025 USD, Strike Price $1.36, Expires 10/10/22 (CITI)	1	$7,600,000	—
Pay 1-Day SONIA (Annually); Receive 0.42% (Annually); Interest Rate Swap Maturing 10/10/2023 GBP, Strike Price $0.42, Expires 11/15/22 (CITI)	1	8,270,000	56
Pay 1-Day SONIA (Annually); Receive 0.46% (Annually); Interest Rate Swap Maturing 10/10/2023 GBP, Strike Price $0.46, Expires 11/16/22 (CITI)	1	7,550,000	57
Pay 1-Day SONIA (Annually); Receive 0.52% (Annually); Interest Rate Swap Maturing 11/15/2023 GBP, Strike Price $0.52, Expires 07/12/22 (CITI)	1	8,700,000	230
Pay 1-Day SONIA (Annually); Receive 0.54% (Annually); Interest Rate Swap Maturing 11/16/2023 GBP, Strike Price $0.54, Expires 07/12/22 (MSCS)	1	7,920,000	229
Total Purchased Options (Premiums paid $121,312)			572

Par
U.S. TREASURY OBLIGATIONS — 28.8%
U.S. Treasury Bills
0.64%, 07/07/22Ω	$4,300,000	4,299,466
	Par	Value
0.71%, 07/14/22Ω	$ 4,300,000	$ 4,298,354
0.77%, 07/21/22Ω	4,300,000	4,297,587
0.78%, 07/28/22Ω	4,300,000	4,296,541
0.99%, 08/18/22Ω	4,300,000	4,292,399
1.08%, 09/01/22Ω	4,300,000	4,288,762
1.22%, 09/08/22Ω	4,300,000	4,287,339
1.61%, 09/15/22Ω	4,300,000	4,285,702
1.49%, 09/22/22Ω	4,300,000	4,283,931
1.23%, 10/13/22Ω	29,500,000	29,341,465
2.21%, 12/08/22Ω	29,500,000	29,204,640
Total U.S. Treasury Obligations (Cost $97,241,916)		97,176,186

	Shares
COMMON STOCKS — 6.3%
Communication Services — 0.0%
Escrow NII Holdings, Inc.Ψ ††† *	76,167	19,803
Consumer Discretionary — 1.3%
Advance Auto Parts, Inc.	843	145,915
AutoNation, Inc.*	837	93,543
AutoZone, Inc.*	139	298,728
Bath & Body Works, Inc.	4,837	130,212
Best Buy Co., Inc.	6,724	438,337
Chewy, Inc. Class A*	4,558	158,254
Dick's Sporting Goods, Inc.	2,110	159,031
Dollar General Corporation	1,070	262,621
DoorDash, Inc. Class A*	961	61,667
eBay, Inc.	6,012	250,520
Genuine Parts Co.	501	66,633
Kohl’s Corporation	6,209	221,599
Leslie's, Inc.*	8,498	129,000
Lowe’s Cos., Inc.	501	87,510
Macy’s, Inc.	3,030	55,510
Murphy U.S.A., Inc.	767	178,611
O’Reilly Automotive, Inc.*	523	330,410
Penske Automotive Group, Inc.	867	90,766
Pool Corporation	1,119	393,026
Target Corporation	1,696	239,526
TJX Cos., Inc. (The)	791	44,177
Tractor Supply Co.	273	52,921
Ulta Beauty, Inc.*	622	239,769
Williams-Sonoma, Inc.	3,747	415,730
		4,544,016
Consumer Staples — 0.8%
Albertsons Cos., Inc. Class A	8,292	221,562
BellRing Brands, Inc.*	1,988	49,481
Casey’s General Stores, Inc.	1,061	196,264
Church & Dwight Co., Inc.	2,764	256,112
Colgate-Palmolive Co.	4,030	322,964
Costco Wholesale Corporation	385	184,523
Estee Lauder Cos., Inc. (The) Class A	121	30,815
Kroger Co. (The)	5,472	258,990
Nu Skin Enterprises, Inc. Class A	1,535	66,466
Procter & Gamble Co. (The)	1,435	206,339
Sprouts Farmers Market, Inc.*	12,356	312,854

See Notes to Financial Statements.

	Shares	Value
Walmart, Inc.	3,550	$ 431,609
		2,537,979
Financials — 1.2%
Aflac, Inc.	7,476	413,647
Allstate Corporation (The)	1,503	190,475
American Financial Group, Inc.	1,298	180,175
Arch Capital Group, Ltd.*	5,266	239,550
Axis Capital Holdings, Ltd.	636	36,309
Cincinnati Financial Corporation	2,259	268,776
CNO Financial Group, Inc.	12,893	233,234
Erie Indemnity Co. Class A	1,393	267,721
Everest Re Group, Ltd.	236	66,146
Fidelity National Financial, Inc.	4,332	160,111
First American Financial Corporation	5,750	304,290
Hanover Insurance Group, Inc. (The)	855	125,044
Lincoln National Corporation	392	18,334
Markel Corporation*	68	87,941
Marsh & McLennan Cos., Inc.	762	118,301
Old Republic International Corporation	15,942	356,463
Primerica, Inc.	1,524	182,408
RLI Corporation	3,375	393,491
Selective Insurance Group, Inc.	988	85,897
Travelers Cos., Inc. (The)	912	154,247
W.R. Berkley Corporation	4,194	286,282
		4,168,842
Information Technology — 1.3%
Amphenol Corporation Class A	1,657	106,678
Apple, Inc.	4,318	590,357
Arista Networks, Inc.*	1,415	132,642
Arrow Electronics, Inc.*	2,225	249,400
Avnet, Inc.	1,291	55,358
Belden, Inc.	1,929	102,758
CDW Corporation	394	62,079
Ciena Corporation*	2,444	111,691
Cisco Systems, Inc.	15,333	653,799
Cognex Corporation	2,163	91,971
F5, Inc.*	721	110,342
HP, Inc.	10,007	328,029
IPG Photonics Corporation*	1,592	149,855
Keysight Technologies, Inc.*	2,507	345,590
Littelfuse, Inc.	99	25,150
National Instruments Corporation	1,951	60,930
NetApp, Inc.	2,448	159,707
Pure Storage, Inc. Class A*	2,006	51,574
Trimble, Inc.*	1,528	88,975
Ubiquiti, Inc.	833	206,759
Vishay Intertechnology, Inc.	20,936	373,079
Vontier Corporation	4,624	106,306
Western Digital Corporation*	885	39,675
Zebra Technologies Corporation Class A*	314	92,300
		4,295,004
Materials — 1.7%
AptarGroup, Inc.	562	58,004
	Shares	Value
Ball Corporation	6,073	$ 417,640
Celanese Corporation	811	95,382
CF Industries Holdings, Inc.	6,349	544,300
Eagle Materials, Inc.	592	65,084
Eastman Chemical Co.	137	12,298
Element Solutions, Inc.	30,241	538,290
FMC Corporation‡‡	502	53,719
Huntsman Corporation	7,602	215,517
Ingevity Corporation*	333	21,026
Louisiana-Pacific Corporation	1,792	93,919
Mosaic Co. (The)	7,436	351,202
NewMarket Corporation	419	126,102
Nucor Corporation	2,834	295,898
Packaging Corporation of America	5,830	801,625
Reliance Steel & Aluminum Co.	2,551	433,313
Royal Gold, Inc.	2,865	305,925
RPM International, Inc.	1,279	100,683
Sensient Technologies Corporation	1,845	148,633
Silgan Holdings, Inc.	2,276	94,113
Steel Dynamics, Inc.	6,209	410,725
Sylvamo Corporation	471	15,392
United States Steel Corporation	1,690	30,268
Valvoline, Inc.	4,938	142,362
Westlake Corporation	1,595	156,342
Westrock Co.	3,302	131,552
		5,659,314
Total Common Stocks (Cost $23,247,700)		21,224,958
FOREIGN COMMON STOCKS — 0.2%
Ireland — 0.1%
Seagate Technology Holdings PLC	587	41,935
Willis Towers Watson PLC	592	116,855
		158,790
Jersey — 0.0%
Amcor PLC	9,696	120,521
Netherlands — 0.1%
LyondellBasell Industries NV Class A	4,324	378,177
Switzerland — 0.0%
Chubb, Ltd.	450	88,461
Total Foreign Common Stocks (Cost $774,733)		745,949
PREFERRED STOCKS — 1.5%
AGNC Investment Corporation
(Variable, 4.70% - ICE LIBOR USD 3M), 6.13% †	11,804	238,441
AMG Capital Trust II
5.15%, 10/15/37 CONV	6,846	342,300
Arbor Realty Trust, Inc.
(Variable, 5.44% - U.S. SOFR), 6.25% †	22,457	458,123
Chimera Investment Corporation
(Variable, 5.79% - ICE LIBOR USD 3M), 8.00% †	14,323	306,369
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Cowen, Inc.
5.63% CONV	320	$ 357,974
Fluor Corporation
6.50% CONV *	576	712,611
Granite Point Mortgage Trust, Inc.
(Variable, 5.83% - U.S. SOFR), 7.00% †	13,757	288,897
Lyondellbasell Advanced Polymers, Inc.
6.00% CONV	12	9,420
MFA Financial, Inc.
(Variable, 5.35% - ICE LIBOR USD 3M), 6.50% †	28,934	532,385
NCR Corporation
PIK, 5.50% CONV	250	317,250
New Residential Investment Corporation
(Variable, 4.97% - ICE LIBOR USD 3M), 6.38% †	28,012	545,394
New York Community Capital Trust V
6.00%, 11/01/51 CONV	8,655	399,861
New York Mortgage Trust, Inc.
(Variable, 6.13% - U.S. SOFR), 6.88% †	11,165	220,062
RBC Bearings, Inc.
5.00%, 10/15/24 CONV	1,916	182,595
Ready Capital Corporation
7.00%, 08/15/23 CONV	11,500	288,190
Total Preferred Stocks (Cost $5,975,403)		5,199,872
FOREIGN PREFERRED STOCK — 0.1%
Canada — 0.1%
Algonquin Power & Utilities Corporation
7.75%, 06/15/24 CONV (Cost $338,590)	6,766	296,080
MUTUAL FUNDS — 0.5%
ProShares Short 20+ Year Treasury* (Cost $1,678,674)	84,818	1,700,601
MONEY MARKET FUNDS — 40.9%
GuideStone Money Market Fund, 1.31% (Institutional Class)Ø ∞	9,791,848	9,791,848
Northern Institutional U.S. Government Portfolio (Shares), 1.12%Ø	128,124,268	128,124,268
Total Money Market Funds (Cost $137,916,116)		137,916,116
TOTAL INVESTMENTS —96.4% (Cost $335,567,010)		325,474,119
COMMON STOCKS SOLD SHORT — (3.4)%
Communication Services — (0.2)%
Bandwidth, Inc. Class A *	(650)	(12,233)
Cable One, Inc.	(117)	(150,851)
DISH Network Corporation Class A *	(3,097)	(55,529)
Magnite, Inc. *	(2,245)	(19,936)
Snap, Inc. Class A *	(2,772)	(36,396)
Spotify Technology SA *	(183)	(17,171)
	Shares	Value
TripAdvisor, Inc. *	(3,329)	$ (59,256)
Ziff Davis, Inc. *	(3,136)	(233,726)
		(585,098)
Consumer Discretionary — (0.4)%
Callaway Golf Co. *	(12,527)	(255,551)
Cheesecake Factory, Inc. (The)	(3,860)	(101,981)
Chegg, Inc. *	(2,400)	(45,072)
Etsy, Inc. *	(806)	(59,007)
Groupon, Inc. *	(1,345)	(15,199)
Norwegian Cruise Line Holdings, Ltd. *	(6,510)	(72,391)
Patrick Industries, Inc.	(1,780)	(92,275)
Royal Caribbean Cruises, Ltd. *	(2,898)	(101,169)
Stride, Inc. *	(8,696)	(354,710)
Winnebago Industries, Inc.	(5,072)	(246,297)
		(1,343,652)
Consumer Staples — (0.1)%
Beauty Health Co. (The) *	(11,381)	(146,360)
Chefs' Warehouse, Inc. (The) *	(6,600)	(256,674)
		(403,034)
Energy — (0.2)%
Centennial Resource Development, Inc. Class A *	(63,636)	(380,543)
Helix Energy Solutions Group, Inc. *	(18,597)	(57,651)
Pioneer Natural Resources Co.	(1,563)	(348,674)
SFL Corporation, Ltd.	(6,100)	(57,889)
		(844,757)
Financials — (0.3)%
Affiliated Managers Group, Inc.	(352)	(41,043)
Cowen, Inc. Class A	(8,710)	(206,340)
Encore Capital Group, Inc. *	(7,605)	(439,341)
LendingTree, Inc. *	(178)	(7,800)
PRA Group, Inc. *	(3,891)	(141,477)
SoFi Technologies, Inc. *	(8,889)	(46,845)
Upstart Holdings, Inc. *	(618)	(19,541)
WisdomTree Investments, Inc.	(45,565)	(231,014)
		(1,133,401)
Health Care — (0.3)%
Coherus Biosciences, Inc. *	(14,623)	(105,870)
CONMED Corporation	(1,120)	(107,251)
CryoPort, Inc. *	(2,014)	(62,394)
Exact Sciences Corporation *	(2,566)	(101,075)
Haemonetics Corporation *	(821)	(53,513)
Halozyme Therapeutics, Inc. *	(3,545)	(155,980)
Innoviva, Inc. *	(5,280)	(77,933)
Insmed, Inc. *	(13,311)	(262,493)
Ligand Pharmaceuticals, Inc. *	(62)	(5,531)
		(932,040)
Industrials — (0.6)%
Air Transport Services Group, Inc. *	(14,340)	(411,988)
Array Technologies, Inc. *	(17,914)	(197,233)
Bloom Energy Corporation Class A *	(10,344)	(170,676)
Fluor Corporation *	(20,715)	(504,203)

See Notes to Financial Statements.

	Shares	Value
Greenbrier Cos., Inc. (The)	(5,749)	$ (206,907)
Kaman Corporation	(1,406)	(43,937)
RBC Bearings, Inc. *	(707)	(130,760)
Southwest Airlines Co. *	(4,269)	(154,196)
Spirit Airlines, Inc. *	(2,651)	(63,200)
Upwork, Inc. *	(3,840)	(79,411)
		(1,962,511)
Information Technology — (0.8)%
8x8, Inc. *	(1,920)	(9,888)
Bentley Systems, Inc. Class B	(2,824)	(94,039)
BigCommerce Holdings, Inc. Series 1 *	(2,139)	(34,652)
Blackline, Inc. *	(948)	(63,137)
Ceridian HCM Holding, Inc. *	(2,010)	(94,631)
DigitalOcean Holdings, Inc. *	(863)	(35,694)
Enphase Energy, Inc. *	(1,294)	(252,641)
Envestnet, Inc. *	(1,974)	(104,168)
Everbridge, Inc. *	(768)	(21,419)
I3 Verticals, Inc. Class A *	(3,908)	(97,778)
II-VI, Inc. *	(4,131)	(210,474)
Impinj, Inc. *	(1,390)	(81,551)
Infinera Corporation *	(19,844)	(106,364)
LivePerson, Inc. *	(2,910)	(41,147)
Lumentum Holdings, Inc. *	(1,326)	(105,311)
MACOM Technology Solutions Holdings, Inc. *	(2,217)	(102,204)
Mitek Systems, Inc. *	(9,504)	(87,817)
NCR Corporation *	(5,464)	(169,985)
New Relic, Inc. *	(450)	(22,522)
OSI Systems, Inc. *	(198)	(16,917)
Perficient, Inc. *	(994)	(91,140)
Progress Software Corporation	(5,462)	(247,429)
Q2 Holdings, Inc. *	(1,141)	(44,008)
RingCentral, Inc. Class A *	(626)	(32,715)
Sabre Corporation *	(33,400)	(194,722)
Splunk, Inc. *	(541)	(47,857)
Unity Software, Inc. *	(518)	(19,073)
Verint Systems, Inc. *	(5,078)	(215,053)
Wolfspeed, Inc. *	(668)	(42,385)
Workiva, Inc. *	(2,254)	(148,741)
		(2,835,462)
Real Estate — (0.3)%
Anywhere Real Estate, Inc. *	(9,790)	(96,236)
iStar, Inc. REIT	(13,154)	(180,341)
Pebblebrook Hotel Trust REIT	(16,123)	(267,158)
Summit Hotel Properties, Inc. REIT *	(30,923)	(224,810)
Zillow Group, Inc. Class C *	(3,205)	(101,759)
		(870,304)
Utilities — (0.2)%
NRG Energy, Inc.	(12,587)	(480,446)
	Shares	Value
Sunnova Energy International, Inc. *	(7,270)	$ (133,986)
		(614,432)
Total Common Stocks Sold Short (Proceeds $(14,838,756))		(11,524,691)
FOREIGN COMMON STOCKS SOLD SHORT — (0.1)%
Canada — (0.1)%
Algonquin Power & Utilities Corporation	(14,499)	(194,722)
Ireland — (0.0)%
Jazz Pharmaceuticals PLC *	(843)	(131,516)
Total Foreign Common Stocks Sold Short (Proceeds $(342,174))		(326,238)
TOTAL SECURITIES SOLD SHORT —(3.5)% (Proceeds $(15,180,930))		(11,850,929)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
Exact Sciences, Inc., Strike Price $65.00, Expires 07/15/22 (Evercore)	(14)	$ (55,146)	(140)
II-VI, Inc., Strike Price $70.00, Expires 07/15/22 (Evercore)	(11)	(56,045)	(132)
			(272)
Call Swaptions — (0.0)%
Pay 0.38% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 10/10/2032 GBP, Strike Price $0.38, Expires 10/10/22 (CITI)	(1)	(850,000)	(102)
Pay 0.42% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 10/10/2032 GBP, Strike Price $0.42, Expires 11/15/22 (CITI)	(1)	(780,000)	(109)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 0.55% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 11/15/2032 GBP, Strike Price $0.55, Expires 11/16/22 (CITI)	(1)	$ (900,000)	$ (469)
Pay 0.60% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 11/16/2032 GBP, Strike Price $0.60, Expires 07/20/22 (MSCS)	(1)	(820,000)	(499)
Pay 1.59% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 7/14/2032 USD, Strike Price $1.59, Expires 08/19/22 (CITI)	(1)	(2,440,000)	—
			(1,179)
Total Written Options (Premiums received $ (145,197))			(1,451)
Other Assets in Excess of Liabilities — 7.1%			23,961,098
NET ASSETS — 100.0%			$337,582,837
PORTFOLIO SUMMARY (based on net assets)
%
Money Market Funds	40.9
U.S. Treasury Obligations	28.8
Corporate Bonds	13.3
Mortgage-Backed Securities	4.5
Financials	2.5
Materials	1.8
Information Technology	1.4
Consumer Discretionary	1.3
Consumer Staples	0.8
Mutual Funds	0.5
Foreign Bonds	0.3
Industrials	0.2
Utilities	0.1
Written Options	—**
Purchased Options	—**
Communication Services	—**
Foreign Common Stocks Sold Short	(0.1)
Common Stocks Sold Short	(3.4)
92.9
**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2022:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2022	(7)	$ (911,014)	$ (1,698)
Euro-Bund	09/2022	(2)	(311,828)	(3,174)
Euro-OAT	09/2022	(1)	(145,173)	2,141
FTSE KLCI	09/2022	(1)	(129,024)	(169)
DJIA E-Mini Dow	09/2022	40	6,156,200	(416,400)
S&P 500® E-Mini	09/2022	(38)	(7,200,050)	511,348
Australian Dollars/U.S. Dollars	09/2022	(249)	(17,208,390)	719,110
British Pounds/U.S. Dollars	09/2022	(2)	(152,487)	4,119
Mexican Pesos/U.S. Dollars	09/2022	9	220,320	(4,005)
New Zealand Dollars/U.S. Dollars	09/2022	(3)	(187,260)	5,415
South African Rand/U.S. Dollars	09/2022	(3)	(91,312)	4,950
Swiss Francs/U.S. Dollars	09/2022	(1)	(131,794)	(3,200)
U.S. Dollars/Czech Republic Koruna	09/2022	1	101,008	1,597
U.S. Dollars/Norwegian Kroner	09/2022	5	499,193	18,811
U.S. Dollars/Swedish Kronor	09/2022	1	99,718	4,269
10-Year U.S. Treasury Note	09/2022	406	48,123,688	(344,417)
Canadian Dollars/U.S. Dollars	09/2022	(3)	(233,100)	5,670
Euro/U.S. Dollars	09/2022	(197)	(25,949,825)	473,596
Japanese Yen/U.S. Dollars	09/2022	(2)	(185,387)	2,504
U.S. Treasury Long Bond	09/2022	(9)	(1,247,625)	(3,034)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Note	09/2022	(284)	$(36,174,500)	$ 442,520
Ultra Long U.S. Treasury Bond	09/2022	(9)	(1,389,094)	(4,517)
10-Year Bond	09/2022	(11)	(1,059,579)	23,357
Long GILT	09/2022	(68)	(9,434,855)	403,230
2-Year U.S. Treasury Note	10/2022	(25)	(5,250,391)	25,346
5-Year U.S. Treasury Note	10/2022	(151)	(16,949,750)	(108,997)
Total Futures Contracts outstanding at June 30, 2022			$(69,142,311)	$1,758,372
Forward Foreign Currency Contracts outstanding at June 30, 2022:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/01/22	U.S. Dollars	2,641,520	Swedish Kronor	24,809,965	MSCS	$216,245
07/14/22	U.S. Dollars	2,545,712	Australian Dollars	3,446,267	MSCS	166,671
09/21/22	U.S. Dollars	3,923,139	New Zealand Dollars	6,068,434	MSCS	136,819
07/20/22	U.S. Dollars	1,306,068	Norwegian Kroner	11,572,280	MSCS	130,729
09/21/22	U.S. Dollars	3,650,173	Euro	3,402,420	MSCS	62,821
09/21/22	U.S. Dollars	2,145,014	British Pounds	1,711,283	MSCS	58,436
09/21/22	Swiss Francs	1,389,665	Euro	1,334,029	MSCS	58,123
07/21/22	U.S. Dollars	1,365,337	South African Rand	21,606,540	MSCS	40,201
07/08/22	U.S. Dollars	1,906,731	Taiwan Dollars	55,568,884	MSCS	36,843
07/28/22	U.S. Dollars	3,989,314	Euro	3,766,862	MSCS	34,321
07/15/22	U.S. Dollars	418,629	Japanese Yen	53,421,888	MSCS	24,530
09/21/22	U.S. Dollars	600,665	Hungarian Forint	222,479,714	MSCS	20,755
07/21/22	U.S. Dollars	512,089	Czech Republic Koruna	11,639,634	MSCS	20,614
07/29/22	U.S. Dollars	1,276,550	Indian Rupees	99,585,934	MSCS	19,231
07/21/22	U.S. Dollars	1,445,211	Canadian Dollars	1,838,053	MSCS	17,308
09/26/22	U.S. Dollars	2,448,951	Swedish Kronor	24,809,965	MSCS	14,341
09/21/22	Swiss Francs	589,335	U.S. Dollars	607,725	MSCS	13,415
09/22/22	U.S. Dollars	1,825,589	British Pounds	1,486,211	MSCS	13,406
09/21/22	U.S. Dollars	313,079	Israeli Shekels	1,041,152	MSCS	13,161
09/21/22	Swiss Francs	240,401	British Pounds	197,446	MSCS	12,627
09/21/22	U.S. Dollars	266,900	Polish Zloty	1,153,426	MSCS	12,539
09/21/22	U.S. Dollars	1,008,059	Swedish Kronor	10,160,899	MSCS	11,194
09/02/22	Hungarian Forint	298,707,106	U.S. Dollars	769,841	MSCS	11,119
08/08/22	U.S. Dollars	534,250	Colombian Pesos	2,189,151,976	MSCS	10,700
07/20/22	Swiss Francs	695,525	U.S. Dollars	720,232	MSCS	9,263
09/23/22	U.S. Dollars	825,070	Mexican Pesos	16,714,043	MSCS	7,229
08/22/22	U.S. Dollars	328,206	Indonesian Rupiahs	4,817,083,089	MSCS	6,579
09/21/22	U.S. Dollars	342,338	Czech Republic Koruna	8,041,357	MSCS	5,580
08/05/22	U.S. Dollars	50,335	Chilean Pesos	41,903,667	MSCS	5,044
09/21/22	U.S. Dollars	94,388	South African Rand	1,471,050	MSCS	4,748
07/21/22	Canadian Dollars	547,276	U.S. Dollars	421,184	MSCS	3,971
09/21/22	Euro	582,188	New Zealand Dollars	978,452	MSCS	3,339
09/21/22	Canadian Dollars	319,763	Euro	232,633	MSCS	3,175
09/21/22	Euro	183,910	Norwegian Kroner	1,877,827	MSCS	2,895
09/21/22	Euro	612,389	Swedish Kronor	6,552,410	MSCS	2,829
08/04/22	U.S. Dollars	254,028	New Zealand Dollars	402,507	MSCS	2,722
09/21/22	U.S. Dollars	444,007	Singapore Dollars	613,163	MSCS	2,405
09/21/22	Norwegian Kroner	1,757,946	U.S. Dollars	176,749	MSCS	2,067
09/21/22	Japanese Yen	33,412,195	Canadian Dollars	316,433	MSCS	1,890
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/21/22	Euro	412,759	Canadian Dollars	557,898	MSCS	$ 1,714
09/21/22	Hungarian Forint	75,985,588	Euro	186,231	MSCS	1,708
09/21/22	Singapore Dollars	358,475	Euro	243,923	MSCS	993
07/05/22	U.S. Dollars	203,814	Brazilian Reals	1,063,761	MSCS	873
08/02/22	U.S. Dollars	245,515	Brazilian Reals	1,293,988	MSCS	818
07/05/22	Brazilian Reals	515,855	U.S. Dollars	97,681	MSCS	732
07/28/22	Turkish Lira	3,341,701	U.S. Dollars	196,080	MSCS	726
09/21/22	U.S. Dollars	29,085	Canadian Dollars	36,650	MSCS	608
07/08/22	Taiwan Dollars	7,352,885	U.S. Dollars	247,040	MSCS	385
07/20/22	U.S. Dollars	65,398	Swiss Francs	62,037	MSCS	331
09/21/22	Chinese Offshore Yuan	1,662,830	U.S. Dollars	248,000	MSCS	301
09/21/22	U.S. Dollars	125,842	Chinese Offshore Yuan	841,306	MSCS	214
09/21/22	U.S. Dollars	97,634	Mexican Pesos	1,991,047	MSCS	173
09/21/22	Czech Republic Koruna	2,362,842	Euro	93,708	MSCS	151
07/22/22	U.S. Dollars	73,726	Hong Kong Dollars	577,594	MSCS	62
07/29/22	U.S. Dollars	757,854	Polish Zloty	3,410,710	MSCS	41
Subtotal Appreciation						$1,229,715
09/21/22	Swiss Francs	233,167	U.S. Dollars	245,816	MSCS	$ (66)
09/21/22	Chinese Offshore Yuan	1,646,928	U.S. Dollars	246,000	MSCS	(74)
09/21/22	Swedish Kronor	1,035,552	Euro	96,436	MSCS	(82)
07/29/22	Polish Zloty	2,599,042	U.S. Dollars	577,566	MSCS	(94)
09/21/22	Euro	97,447	Czech Republic Koruna	2,458,576	MSCS	(218)
09/21/22	Euro	238,355	British Pounds	206,301	MSCS	(234)
07/05/22	Brazilian Reals	547,906	U.S. Dollars	104,903	MSCS	(375)
07/22/22	Singapore Dollars	103,302	U.S. Dollars	74,921	MSCS	(564)
09/21/22	Canadian Dollars	629,923	Euro	464,803	MSCS	(624)
09/21/22	Euro	239,812	Hungarian Forint	97,418,959	MSCS	(1,083)
09/21/22	Japanese Yen	32,951,434	U.S. Dollars	245,587	MSCS	(1,248)
09/21/22	U.S. Dollars	503,847	Chinese Offshore Yuan	3,382,681	MSCS	(1,269)
08/02/22	Brazilian Reals	1,578,153	U.S. Dollars	299,728	MSCS	(1,293)
07/20/22	Swiss Francs	242,484	U.S. Dollars	255,622	MSCS	(1,295)
09/21/22	U.S. Dollars	247,901	Euro	236,813	MSCS	(1,784)
08/05/22	Chilean Pesos	44,104,039	U.S. Dollars	49,757	MSCS	(2,088)
09/21/22	Euro	230,771	Japanese Yen	33,141,054	MSCS	(2,431)
09/21/22	Japanese Yen	33,727,950	Euro	239,746	MSCS	(2,680)
09/23/22	U.S. Dollars	414,751	South Korean Won	537,028,045	MSCS	(2,795)
09/21/22	British Pounds	401,000	U.S. Dollars	493,097	MSCS	(4,155)
09/21/22	Hungarian Forint	167,470,247	Euro	418,330	MSCS	(4,545)
09/21/22	U.S. Dollars	960,285	Australian Dollars	1,397,000	MSCS	(4,677)
09/21/22	New Zealand Dollars	779,000	U.S. Dollars	491,881	MSCS	(5,834)
09/22/22	British Pounds	700,873	U.S. Dollars	860,918	MSCS	(6,322)
08/08/22	Colombian Pesos	2,232,401,280	U.S. Dollars	540,546	MSCS	(6,654)
08/22/22	Indonesian Rupiahs	3,843,068,546	U.S. Dollars	263,969	MSCS	(7,375)
09/21/22	Mexican Pesos	9,147,523	U.S. Dollars	457,068	MSCS	(9,300)
09/23/22	Mexican Pesos	24,589,541	U.S. Dollars	1,213,835	MSCS	(10,636)
09/21/22	Polish Zloty	1,071,433	U.S. Dollars	246,971	MSCS	(10,692)
09/21/22	South African Rand	3,104,583	U.S. Dollars	200,334	MSCS	(11,153)
09/21/22	Singapore Dollars	1,926,326	U.S. Dollars	1,398,848	MSCS	(11,502)
08/04/22	New Zealand Dollars	1,455,649	U.S. Dollars	920,617	MSCS	(11,781)
07/29/22	Indian Rupees	71,845,100	U.S. Dollars	919,858	MSCS	(12,781)
09/02/22	U.S. Dollars	862,392	Hungarian Forint	335,154,000	MSCS	(13,857)
09/21/22	Euro	1,062,059	U.S. Dollars	1,134,174	MSCS	(14,389)
09/26/22	Swedish Kronor	25,341,305	U.S. Dollars	2,501,399	MSCS	(14,648)
07/15/22	Japanese Yen	35,219,353	U.S. Dollars	275,989	MSCS	(16,172)
09/21/22	Canadian Dollars	1,002,000	U.S. Dollars	797,665	MSCS	(19,122)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/21/22	Canadian Dollars	2,069,633	U.S. Dollars	1,627,297	MSCS	$ (19,488)
07/21/22	Czech Republic Koruna	11,517,557	U.S. Dollars	506,718	MSCS	(20,398)
07/08/22	Taiwan Dollars	36,126,802	U.S. Dollars	1,237,470	MSCS	(21,805)
09/21/22	Euro	1,018,306	Swiss Francs	1,047,870	MSCS	(30,767)
07/28/22	Euro	4,579,688	U.S. Dollars	4,846,517	MSCS	(38,102)
09/21/22	Norwegian Kroner	19,478,126	U.S. Dollars	2,047,346	MSCS	(66,056)
09/21/22	U.S. Dollars	703,346	Turkish Lira	14,078,131	MSCS	(80,554)
09/21/22	Australian Dollars	3,189,433	U.S. Dollars	2,294,504	MSCS	(91,439)
07/20/22	Norwegian Kroner	8,140,243	U.S. Dollars	918,722	MSCS	(91,958)
09/21/22	Swedish Kronor	19,764,058	U.S. Dollars	2,031,312	MSCS	(92,298)
07/14/22	Australian Dollars	5,069,929	U.S. Dollars	3,692,568	MSCS	(192,672)
07/01/22	Swedish Kronor	25,341,305	U.S. Dollars	2,698,093	MSCS	(220,876)
Subtotal Depreciation						$(1,182,305)
Total Forward Foreign Currency Contracts outstanding at June 30, 2022						$ 47,410
Swap Agreements outstanding at June 30, 2022:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3.00% (Quarterly)	3-Month Malaysia Interbank Rate (Quarterly)	6/15/2024	BOA	MYR	28,330,000	$59,615	$(2,630)	$62,245
						$59,615	$(2,630)	$62,245

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,175,953	$ 3,424	$ (298)	$ 3,722
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	11,831,599	132,007	7,701	124,306
1.00% (Semiannually)	3-Month CDOR (Semiannually)	3/16/2024	CAD	3,440,000	113,383	56,321	57,062
3.00% (Quarterly)	3-Month KWCDC (Quarterly)	6/15/2024	KRW	5,017,150,000	32,445	11,314	21,131
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	68,000,000	25,037	22,829	2,208
1-Day ESTR (Annually)	1.00% (Annually)	9/21/2024	EUR	2,980,000	(21,543)	(39,299)	17,756
2.75% (Annually)	6-Month NIBOR (Semiannually)	9/21/2024	NOK	83,670,000	97,669	75,397	22,272
3.20% (Quarterly)	3-Month HIBOR (Quarterly)	9/21/2024	HKD	89,710,000	13,986	(35,290)	49,276
7.00% (Quarterly)	3-Month JIBAR (Quarterly)	9/21/2024	ZAR	62,475,000	47,321	13,690	33,631
7.50% (Annually)	6-Month WIBOR (Semiannually)	9/21/2024	PLN	12,200,000	14,477	2,551	11,926
8.50% (Annually)	6-Month BUBOR (Semiannually)	9/21/2024	HUF	686,975,000	47,313	6,419	40,894
9.60% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	9/21/2024	COP	8,294,680,000	6,412	4,347	2,065
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	794	(174)	968
2.59% (Annually)	1-Day SOFR (Annually)	11/30/2026	USD	21,640,000	164,343	2,657	161,686
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.50% (Upon termination)	1/4/2027	BRL	5,399,512	170,598	(19,070)	189,668
(0.25)% (Annually)	1-Day ESTR (Annually)	9/21/2027	EUR	2,450,000	234,587	210,579	24,008
3-Month New Zealand BBR FRA (Quarterly)	3.75% (Semiannually)	9/21/2027	NZD	9,130,000	(88,622)	(94,555)	5,933
6.90% (Semiannually)	1-Day CLP-TNA (Semiannually)	9/21/2027	CLP	1,827,960,000	25,518	—	25,518
6-Month ASX BBSW (Semiannually)	3.50% (Semiannually)	9/21/2027	AUD	11,630,000	(159,559)	(166,425)	6,866
2.42% (Annually)	6-Month EURIBOR (Semiannually)	7/4/2029	EUR	4,210,000	(3,095)	(3,095)	—
2.57% (Annually)	1-Day SOFR (Annually)	6/4/2031	USD	42,270,000	134,305	40,613	93,692
1.90% (Annually)	6-Month EURIBOR (Semiannually)	4/27/2032	EUR	2,040,000	62,795	—	62,795
1.75% (Annually)	1-Day ESTR (Annually)	5/17/2032	EUR	8,950,000	216,724	21,953	194,771
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	5/26/2032	JPY	818,000,000	$ 63,889	$ 9,595	$ 54,294
28-Day Mexico Interbank TIIE (Lunar)	9.03% (Lunar)	9/8/2032	MXN	83,795,000	29,787	(32,362)	62,149
0.00% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	9/21/2032	JPY	290,610,000	99,399	97,822	1,577
2.50% (Annually)	3-Month STIBOR (Quarterly)	9/21/2032	SEK	54,240,000	159,705	142,778	16,927
3.75% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	9/21/2032	NZD	760,000	15,370	15,218	152
3-Month CDOR (Semiannually)	3.25% (Semiannually)	9/21/2032	CAD	3,790,000	(111,571)	(118,526)	6,955
6-Month ASX BBSW (Semiannually)	3.75% (Semiannually)	9/21/2032	AUD	540,000	(11,940)	(21,079)	9,139
6-Month WIBOR (Semiannually)	6.25% (Annually)	9/21/2032	PLN	4,675,000	(25,825)	(27,829)	2,004
7.00% (Annually)	6-Month BUBOR (Semiannually)	9/21/2032	HUF	450,725,000	65,957	16,479	49,478
1.36% (Annually)	6-Month EURIBOR (Semiannually)	4/27/2042	EUR	2,540,000	55,777	—	55,777
1.87% (Annually)	6-Month EURIBOR (Semiannually)	6/15/2042	EUR	10,920,000	34,181	10,297	23,884
6-Month EURIBOR (Semiannually)	1.49% (Annually)	6/16/2047	EUR	6,240,000	28,384	(5,938)	34,322
1.33% (Annually)	6-Month EURIBOR (Semiannually)	5/17/2052	EUR	2,880,000	218,995	68,232	150,763
1.56% (Annually)	6-Month EURIBOR (Semiannually)	7/6/2052	EUR	2,480,000	(214)	(214)	—
Subtotal Appreciation					$1,892,213	$ 272,638	$1,619,575
3-Month New Zealand BBR FRA (Quarterly)	1.25% (Semiannually)	12/15/2022	NZD	3,850,000	$ (24,476)	$ (4,266)	$ (20,210)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.20% (Upon termination)	1/2/2023	BRL	4,961,331	(45,363)	487	(45,850)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.57% (Upon termination)	1/2/2023	BRL	1,667,474	(4,390)	—	(4,390)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	1,496,045	(1,397)	1,905	(3,302)
3.50% (Annually)	1-Day SOFR (Annually)	3/16/2024	USD	12,770,000	(70,713)	5,754	(76,467)
3-Month New Zealand BBR FRA (Quarterly)	2.75% (Semiannually)	3/16/2024	NZD	24,140,000	(212,492)	52,420	(264,912)
9.50% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/18/2024	MXN	154,000,000	14,800	17,859	(3,059)
1.75% (Annually)	3-Month EURIBOR (Quarterly)	9/21/2024	EUR	10,080,000	(38,600)	31,458	(70,058)
1-Day SOFR (Annually)	2.80% (Annually)	9/21/2024	USD	11,300,000	(48,287)	4,886	(53,173)
2.00% (Annually)	1-Day SONIA (Annually)	9/21/2024	GBP	2,560,000	44,186	61,733	(17,547)
2.50% (Annually)	3-Month TELBOR (Quarterly)	9/21/2024	ILS	53,000,000	96,532	223,313	(126,781)
3-Month STIBOR (Quarterly)	2.25% (Annually)	9/21/2024	SEK	212,500,000	(218,386)	(160,329)	(58,057)
6.00% (Annually)	6-Month PRIBOR (Semiannually)	9/21/2024	CZK	215,175,000	74,343	120,469	(46,126)
8.20% (Semiannually)	1-Day CLP-TNA (Semiannually)	9/21/2024	CLP	2,178,030,000	(11,119)	453	(11,572)
7.50% (Semiannually)	1-Day MIBOR (Semiannually)	12/21/2024	INR	183,730,000	(20,347)	(16,590)	(3,757)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	12/21/2024	CNY	16,210,000	4,108	6,356	(2,248)
12.06% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	27,076,718	(75,432)	26,483	(101,915)
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	4,339,678	(41,338)	10,418	(51,756)
1.75% (Annually)	1-Day SONIA (Annually)	9/21/2027	GBP	3,520,000	150,024	157,779	(7,755)
2.75% (Annually)	1-Day SOFR (Annually)	9/21/2027	USD	15,370,000	27,162	109,946	(82,784)
3-Month STIBOR (Quarterly)	2.50% (Annually)	9/21/2027	SEK	88,170,000	(121,111)	(80,421)	(40,690)
5.00% (Annually)	6-Month PRIBOR (Semiannually)	9/21/2027	CZK	66,225,000	44,241	120,192	(75,951)
6-Month BUBOR (Semiannually)	7.50% (Annually)	9/21/2027	HUF	1,096,000,000	(107,515)	(25,400)	(82,115)
7.00% (Annually)	6-Month WIBOR (Semiannually)	9/21/2027	PLN	13,225,000	(18,949)	14,871	(33,820)
2.50% (Quarterly)	7-Day CFETS Repo Rate (Quarterly)	12/21/2027	CNY	9,670,000	12,469	15,656	(3,187)
7.50% (Semiannually)	1-Day MIBOR (Semiannually)	12/21/2027	INR	329,280,000	(74,152)	(47,964)	(26,188)
1-Day SOFR (Annually)	2.50% (Annually)	6/4/2029	USD	16,030,000	(61,151)	(11,050)	(50,101)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(1,784)	307	(2,091)
1-Day SOFR (Annually)	2.73% (Annually)	5/15/2032	USD	10,520,000	(26,271)	60,598	(86,869)
6-Month EURIBOR (Semiannually)	2.13% (Annually)	5/17/2032	EUR	8,950,000	(183,264)	(910)	(182,354)
6-Month EURIBOR (Semiannually)	2.00% (Annually)	5/26/2032	EUR	3,330,000	(88,104)	(23,944)	(64,160)
1-Day SONIA (Annually)	2.00% (Annually)	6/7/2032	GBP	8,040,000	(288,035)	74,018	(362,053)
1.50% (Annually)	1-Day SONIA (Annually)	9/21/2032	GBP	2,510,000	225,777	245,260	(19,483)
2.75% (Annually)	3-Month TELBOR (Quarterly)	9/21/2032	ILS	4,400,000	31,976	66,007	(34,031)
2.75% (Annually)	1-Day SOFR (Annually)	9/21/2032	USD	4,340,000	15,285	93,368	(78,083)
3-Month JIBAR (Quarterly)	8.75% (Quarterly)	9/21/2032	ZAR	18,150,000	(33,879)	(6,196)	(27,683)
6.50% (Semiannually)	1-Day CLP-TNA (Semiannually)	9/21/2032	CLP	635,620,000	(13,183)	—	(13,183)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR (Semiannually)	1.00% (Annually)	9/21/2032	EUR	5,700,000	$ (668,810)	$(651,575)	$ (17,235)
6-Month NIBOR (Semiannually)	3.00% (Annually)	9/21/2032	NOK	14,230,000	(35,882)	11,728	(47,610)
6-Month PRIBOR (Semiannually)	4.75% (Annually)	9/21/2032	CZK	34,775,000	(20,663)	(13,983)	(6,680)
9.10% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	9/21/2032	COP	4,574,310,000	(4,858)	9,423	(14,281)
Swiss Average Overnight Rate (Annually)	1.25% (Annually)	9/21/2032	CHF	4,240,000	(208,446)	(194,578)	(13,868)
3.75% (Quarterly)	3-Month KWCDC (Quarterly)	12/21/2032	KRW	1,223,870,000	(34,613)	(25,428)	(9,185)
1-Day SOFR (Annually)	2.73% (Annually)	6/4/2033	USD	26,840,000	(104,040)	(23,184)	(80,856)
6-Month EURIBOR (Semiannually)	2.01% (Annually)	4/27/2037	EUR	4,440,000	(142,816)	—	(142,816)
6-Month EURIBOR (Semiannually)	2.53% (Annually)	6/15/2037	EUR	4,660,000	(49,639)	(9,131)	(40,508)
6-Month EURIBOR (Semiannually)	2.86% (Annually)	7/4/2037	EUR	5,060,000	2,327	2,327	—
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(3,306)	512	(3,818)
1-Day ESTR (Annually)	1.36% (Annually)	5/17/2052	EUR	2,880,000	(224,828)	(82,461)	(142,367)
Subtotal Depreciation					$(2,584,409)	$ 168,576	$(2,752,985)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2022					$ (692,196)	$ 441,214	$(1,133,410)
Total Return Basket Swap Agreements outstanding at June 30, 2022:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or 1-Month Libor plus or minus a specified spread(-294.30% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	47-61 months maturity ranging from 05/26/2026 - 07/01/2027	GSC	$165,890,263	$2,529,854	$—	$2,529,854

* The following table represents disclosures associated with the underlying components of the total return basket swap as of period end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
General Electric Co.	(15,663)	$997,263	$ 148,083	5.85%
Alphabet, Inc. Class A	397	865,166	(32,619)	(1.29)
Ingersoll-Rand, Inc.	(18,662)	785,297	112,364	4.44
NextEra Energy, Inc.	(9,874)	764,840	(14,899)	(0.59)
Honeywell International, Inc.	(4,210)	731,740	68,759	2.72
Fortive Corporation	(13,066)	710,529	85,636	3.38
Adobe, Inc.	1,924	704,299	(99,364)	(3.93)
Schlumberger NV	18,633	666,316	(151,420)	(5.99)
Synchrony Financial	(23,991)	662,631	123,353	4.88
Graphic Packaging Holding Co.	(32,281)	661,761	54,217	2.14
Ventas, Inc. REIT	(12,759)	656,195	25,018	0.99
Facebook, Inc. Class A	4,055	653,869	(77,075)	(3.05)
Public Service Enterprise Group, Inc.	(10,134)	641,280	11,890	0.47
Lockheed Martin Corporation	1,470	632,041	(4,493)	(0.18)
Webster Financial Corporation	(14,931)	629,342	81,760	3.23
Robert Half International, Inc.	8,269	619,265	(81,138)	(3.21)
NVIDIA Corporation	(4,066)	616,365	103,005	4.07
LPL Financial Holdings, Inc.	(3,321)	612,658	33,760	1.33
Jabil, Inc.	(11,649)	596,545	99,345	3.93
Highwoods Properties, Inc. REIT	17,325	592,342	(32,446)	(1.28)
Nordson Corporation	2,836	574,120	(32,450)	(1.28)
Sirius XM Holdings, Inc.	90,723	556,132	(2,191)	(0.09)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
CMS Energy Corporation	8,111	$ 547,493	$ (4,687)	(0.19)%
EOG Resources, Inc.	4,917	543,033	(132,480)	(5.24)
AT&T, Inc.	(25,808)	540,936	(1,685)	(0.07)
EQT Corporation	(15,722)	540,837	182,347	7.21
3M Co.	4,169	539,510	(56,025)	(2.21)
LKQ Corporation	(10,816)	530,957	24,077	0.95
SEI Investments Co.	9,816	530,260	(17,861)	(0.71)
Incyte Corporation	6,959	528,675	21,856	0.86
Boeing Co. (The)	(3,851)	526,509	(11,178)	(0.44)
Americold Realty Trust REIT	(17,364)	521,615	(6,870)	(0.27)
Gentex Corporation	18,471	516,634	(49,494)	(1.96)
Marvell Technology, Inc.	(11,837)	515,265	125,101	4.94
Cheniere Energy, Inc.	(3,849)	512,032	14,797	0.58
Northern Trust Corporation	(5,208)	502,468	44,257	1.75
Citizens Financial Group, Inc.	(14,070)	502,158	40,104	1.59
Grand Canyon Education, Inc.	5,275	496,852	21,732	0.86
Pinnacle Financial Partners, Inc.	6,852	495,468	(22,056)	(0.87)
Chemed Corporation	1,053	494,268	228	0.01
Hershey Co. (The)	2,281	490,780	13,602	0.54
Gartner, Inc.	1,998	483,176	(13,753)	(0.54)
New York Times Co. (The) Class A	17,210	480,159	(80,014)	(3.16)
Zoetis, Inc.	2,788	479,229	18,376	0.73
Cintas Corporation	1,278	477,371	(17,228)	(0.68)
Visa, Inc. Class A	2,422	476,868	(19,122)	(0.76)
Otis Worldwide Corporation	6,701	473,560	(31,599)	(1.25)
TransUnion	(5,902)	472,101	5,921	0.23
PepsiCo, Inc.	2,831	471,814	17,887	0.71
Tradeweb Markets, Inc. Class A	(6,874)	469,151	(2,312)	(0.09)
Other	(884,268)	136,801,088	2,046,838	80.94
		$165,890,263	$2,529,854	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 19,803	$ —	$ —	$ 19,803
Other ^^	21,205,155	21,205,155	—	—
Total Common Stocks	21,224,958	21,205,155	—	19,803
Corporate Bonds	45,023,616	—	45,023,616	—
Foreign Bonds	978,049	—	978,049	—
Foreign Common Stocks	745,949	745,949	—	—
Foreign Preferred Stock	296,080	296,080	—	—
Money Market Funds	137,916,116	137,916,116	—	—
Mortgage-Backed Securities	15,212,120	—	15,212,120	—
Mutual Funds	1,700,601	1,700,601	—	—
Preferred Stocks:
Financials	4,160,591	3,802,617	357,974	—
Industrials	712,611	712,611	—	—
Other ^^	326,670	—	326,670	—
Total Preferred Stocks	5,199,872	4,515,228	684,644	—
Purchased Options:
Call Swaptions	572	572	—	—
U.S. Treasury Obligations	97,176,186	—	97,176,186	—
Total Assets - Investments in Securities	$325,474,119	$166,379,701	$159,074,615	$ 19,803
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,229,715	$ —	$ 1,229,715	$ —
Futures Contracts	2,647,983	2,647,983	—	—
Swap Agreements	4,211,674	—	4,211,674	—
Total Assets - Other Financial Instruments	$ 8,089,372	$ 2,647,983	$ 5,441,389	$ —
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$ (11,524,691)	$ (11,524,691)	$ —	$ —
Foreign Common Stocks Sold Short	(326,238)	(326,238)	—	—
Written Options:
Call Options	(272)	(272)	—	—
Call Swaptions	(1,179)	(1,179)	—	—
Total Written Options	(1,451)	(1,451)	—	—
Total Liabilities - Investments in Securities	$ (11,852,380)	$ (11,852,380)	$ —	$ —
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,182,305)	$ —	$(1,182,305)	$ —
Futures Contracts	(889,611)	(889,611)	—	—
Swap Agreements	(2,752,985)	—	(2,752,985)	—
Total Liabilities - Other Financial Instruments	$(4,824,901)	$(889,611)	$(3,935,290)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2022.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2022 (Unaudited)
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$315,682,271
Investments in securities of affiliated issuers, at value	9,791,848
Total investments, at value(1)	325,474,119
Cash	15,886,921
Cash collateral for derivatives	13,845,427
Deposits with broker for futures contracts	9,501,398
Foreign currency(2)	4,818
Upfront premiums paid from swap agreements	438,584
Receivables:
Dividends and reclaims	100,767
Interest	252,451
From advisor	61,895
Investment securities sold	1,755,343
Fund shares sold	968,093
Unrealized appreciation on foreign currency exchange contracts	1,229,715
Unrealized appreciation on swap agreements	2,592,099
Prepaid expenses and other assets	37,137
Total Assets	372,148,767
Liabilities
Securities sold short, at value(3)	11,850,929
Options written, at value(4)	1,451
Unrealized depreciation on foreign currency exchange contracts	1,182,305
Collateral from counterparty	5,255,389
Payables:
Investment securities purchased	14,540,005
Fund shares redeemed	320,066
Variation margin on centrally cleared swaps	963,039
Variation margin on futures contracts	629
Accrued expenses:
Investment advisory fees	269,863
Shareholder servicing fees	13,012
Trustee fees	949
Other expenses	168,293
Total Liabilities	34,565,930
Net Assets	$337,582,837
Net Assets Consist of:
Paid-in-capital	$335,674,296
Distributable earnings (loss)	1,908,541
Net Assets	$337,582,837
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$274,674,381
Institutional shares outstanding	27,105,474
Net asset value, offering and redemption price per Institutional share	$ 10.13
Net assets applicable to the Investor Class	$ 62,908,456
Investor shares outstanding	6,251,796
Net asset value, offering and redemption price per Investor share	$ 10.06

(1)Investments in securities of unaffiliated issuers, at cost	$325,775,162
Investments in securities of affiliated issuers, at cost	9,791,848
Total investments, at cost	$335,567,010
(2)Foreign currency, at cost	$ 4,817
(3)Proceeds from securities sold short	$ 15,180,930
(4)Premiums received on options written	$ 145,197
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2022 (Unaudited)
Strategic Alternatives Fund
Investment Income
Dividends	$ 469,978
Income distributions received from affiliated funds	20,686
Interest	520,580
Less foreign taxes withheld	(1,228)
Total Investment Income	1,010,016
Expenses
Investment advisory fees	1,688,250
Transfer agent fees:
Institutional shares	2,261
Investor shares	7,044
Custodian fees	338,334
Shareholder servicing fees:
Investor shares	72,958
Accounting and administration fees	26,543
Professional fees	74,786
Shareholder reporting fees:
Institutional shares	1,574
Investor shares	3,560
Trustees expenses	1,018
Line of credit facility fees	610
Dividends on securities sold short	121,668
Other expenses	48,894
Total Expenses	2,387,500
Expenses waived/reimbursed	(278,503)
Net Expenses	2,108,997
Net Investment Loss	(1,098,981)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(3,066,630)
Investment securities sold short	2,222,885
Futures transactions	31,341
Swap agreements	5,074,708
Option contracts written	(1,570,821)
Option contracts purchased	38,937
Forward foreign currency contracts	465,570
Foreign currency	5,584
Net realized gain	3,201,574
Net change in unrealized appreciation (depreciation) on:
Investment securities	(11,388,112)
Investment securities sold short	3,065,298
Futures	1,992,950
Swap agreements	(928,870)
Option contracts written	(5,752)
Option contracts purchased	(37,309)
Forward foreign currency contracts	(195,631)
Foreign currency	(3,919)
Net change in unrealized appreciation (depreciation)	(7,501,345)
Net Realized and Unrealized Loss	(4,299,771)
Net Decrease in Net Assets Resulting from Operations	$ (5,398,752)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Six Months Ended	For the Year Ended
	06/30/22	12/31/21
	(Unaudited)
Operations:
Net investment loss	$ (1,098,981)	$ (1,623,453)
Net realized gain on investment securities, foreign currency and derivatives	3,201,574	16,465,591
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(7,501,345)	1,134,034
Net increase (decrease) in net assets resulting from operations	(5,398,752)	15,976,172
Distributions to Shareholders:
Institutional shares	—	(4,703,936)
Investor shares	—	(537,123)
Total distributions	—	(5,241,059)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	49,825,665	49,942,634
Investor shares	35,480,916	7,143,417
Reinvestment of dividends and distributions
Institutional shares	—	4,701,917
Investor shares	—	536,950
Total proceeds from shares sold and reinvested	85,306,581	62,324,918
Value of shares redeemed
Institutional shares	(83,173,513)	(38,806,306)
Investor shares	(10,831,991)	(15,350,178)
Total value of shares redeemed	(94,005,504)	(54,156,484)
Net increase (decrease) from capital share transactions(1)	(8,698,923)	8,168,434
Total increase (decrease) in net assets	(14,097,675)	18,903,547
Net Assets:
Beginning of Period	351,680,512	332,776,965
End of Period	$337,582,837	$351,680,512

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2022(1)	$10.29	$(0.03)	$(0.13)	$(0.16)	$ —	$ —	$ —	$10.13	(1.56)%	$274,674	1.15%(2)	1.31%(2)	(0.58)%	83%
2021	9.96	(0.05)	0.54	0.49	(0.02)	(0.14)	(0.16)	10.29	4.96	312,466	1.09(2)	1.17(2)	(0.46)	377
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(2)	1.10(2)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(2)	1.12(2)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(2)	1.02(2)	1.96	172
2017(3)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(2)	1.28(2)	0.69	88
Investor Class
2022(1)	$10.23	$(0.04)	$(0.13)	$(0.17)	$ —	$ —	$ —	$10.06	(1.66)%	$ 62,909	1.47%(2)	1.62%(2)	(0.86)%	83%
2021	9.92	(0.08)	0.53	0.45	—	(0.14)	(0.14)	10.23	4.57	39,214	1.41(2)	1.52(2)	(0.76)	377
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(2)	1.36(2)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(2)	1.46(2)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(2)	1.37(2)	1.65	172
2017(3)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(2)	1.65(2)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2022, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10%, 0.11%, 0.04%, and 0.07% for the period ended December 31, 2017 and for the years 2018, 2019, 2020, 2021 and for the six months ended June 30, 2022.
(3)	Inception date was June 30, 2017. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company,  registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Impact Fund is referred to as the "Impact Fund."
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Valuation Committee. Securities for which market quotations are not readily available are valued at fair value according to methods established by the Valuation Committee. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Impact Fund and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund, and Impact Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund and Impact Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, the Impact Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities, or by other securities sufficiently guaranteed and liquid in accordance with Rule 5b-3 under the 1940 Act. Any repurchase agreement entered into by a Fund will be collateralized by at least 100% of the repurchase price (including accrued interest) for repurchase agreements collateralized by U.S. Government securities or cash, and at least 102% of the repurchase price (including accrued interest) for other types of collateral. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At June 30, 2022, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 80,000,000	$ (80,000,000)	$ —	$ —
BNP Paribas	70,000,000	(70,000,000)	—	—
Citigroup Global Markets, Inc.	75,000,000	(75,000,000)	—	—
Goldman Sachs & Co.	107,000,000	(107,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	48,000,000	(48,000,000)	—	—
Mizuho Securities USA, Inc.	80,000,000	(80,000,000)	—	—
Morgan Stanley	137,000,000	(137,000,000)	—	—
Natixis S.A.	110,000,000	(110,000,000)	—	—
TD Securities USA LLC	80,000,000	(80,000,000)	—	—
Total Repurchase Agreements	$ 787,000,000	$ (787,000,000)	$ —	$ —
Medium-Duration Bond
Deutsche Bank Securities, Inc.	$ 79,800,000	$ (79,800,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of June 30, 2022.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds, Strategic Alternatives Fund, and Impact Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At June 30, 2022, the values of securities sold short in the International Equity Fund and the Strategic Alternatives Fund amounted to $456,484 and $11,850,929, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, the Impact Fund, the Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2022, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At June 30, 2022, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 432,344
Forward foreign currency contracts	1,011,840	456,507
Options	—	531
Centrally cleared swaps	245,713	—
Swap agreements	17,304	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,274,857	889,382
Derivatives not subject to an ISDA MA or similar agreement	316,512	432,344
Total assets and liabilities subject to an ISDA MA	$ 958,345	$ 457,038
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 834,916	$ —
Forward foreign currency contracts	3,385,549	2,529,717
Options	337,621	1,591,890
Centrally cleared swaps	470,237	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,028,323	4,121,607
Derivatives not subject to an ISDA MA or similar agreement	1,556,439	868,027
Total assets and liabilities subject to an ISDA MA	$ 3,471,884	$ 3,253,580
Global Bond
Derivative Financial Instruments:
Futures contracts	$ 17,811	$ —
Forward foreign currency contracts	22,095,960	22,722,588
Centrally cleared swaps	—	16,977
Total derivative assets and liabilities in the Statements of Assets and Liabilities	22,113,771	22,739,565
Derivatives not subject to an ISDA MA or similar agreement	18,167	16,977
Total assets and liabilities subject to an ISDA MA	$22,095,604	$22,722,588
Defensive Market Strategies®
Derivative Financial Instruments:
Futures contracts	$ 121,685	$ —
Forward foreign currency contracts	35,284	107,050
Options	35,957,161	6,053,218
Total derivative assets and liabilities in the Statements of Assets and Liabilities	36,114,130	6,160,268
Derivatives not subject to an ISDA MA or similar agreement	36,114,130	6,160,268
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Global Impact Fund
Derivative Financial Instruments:
Futures contracts	$ 6,045	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,045	—
Derivatives not subject to an ISDA MA or similar agreement	6,045	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 544,513
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	544,513
Derivatives not subject to an ISDA MA or similar agreement	—	544,513
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Forward foreign currency contracts	$ 178,927	$ 189,670
Total derivative assets and liabilities in the Statements of Assets and Liabilities	178,927	189,670
Derivatives not subject to an ISDA MA or similar agreement	178,927	189,670
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 915,988
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	915,988
Derivatives not subject to an ISDA MA or similar agreement	—	915,988
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Forward foreign currency contracts	$ 3,260	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,260	—
Derivatives not subject to an ISDA MA or similar agreement	3,260	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 212,505
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	212,505
Derivatives not subject to an ISDA MA or similar agreement	—	212,505
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 511,910
Forward foreign currency contracts	2,868,809	4,699,909
Swap agreements	2,668,618	4,854,344
Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,537,427	10,066,163
Derivatives not subject to an ISDA MA or similar agreement	—	511,910
Total assets and liabilities subject to an ISDA MA	$ 5,537,427	$ 9,554,253

Fund	Assets	Liabilities
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 575,579
Forward foreign currency contracts	3,130,487	4,996,522
Swap agreements	663,521	367,120
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,794,008	5,939,221
Derivatives not subject to an ISDA MA or similar agreement	—	575,579
Total assets and liabilities subject to an ISDA MA	$ 3,794,008	$ 5,363,642
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 629
Forward foreign currency contracts	1,229,715	1,182,305
Options	572	1,451
Centrally cleared swaps	—	963,039
Swap agreements	2,592,099	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,822,386	2,147,424
Derivatives not subject to an ISDA MA or similar agreement	—	963,940
Total assets and liabilities subject to an ISDA MA	$ 3,822,386	$ 1,183,484
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At June 30, 2022, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 17,304	$ —	$ 17,304	$ (17,304)	$ —
Sub-adviser B
Other Counterparties*	931,153	(455,316)	475,837	(469,183)	6,654
Sub-adviser C
Other Counterparties*	9,888	(1,722)	8,166	—	8,166
Total Derivatives	$ 958,345	$ (457,038)	$ 501,307	$ (486,487)	$ 14,820
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 135,430	$ (69,369)	$ 66,061	$ (10,000)	$ 56,061
Sub-adviser B
Other Counterparties*	2,954,034	(1,705,015)	1,249,019	(1,336,021)	(87,002)
Sub-adviser C
Other Counterparties*	382,420	(1,479,196)	(1,096,776)	60,000	(1,036,776)
Total Derivatives	$3,471,884	$(3,253,580)	$ 218,304	$(1,286,021)	$(1,067,717)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Global Bond
Sub-adviser A
GSC	$ 523,110	$ (3,714,498)	$(3,191,388)	$ 210,185	$(2,981,203)
Other Counterparties*	574,862	(619,117)	(44,255)	44,255	—
	1,097,972	(4,333,615)	(3,235,643)	254,440	(2,981,203)
Sub-adviser B
Other Counterparties*	20,997,632	(18,388,973)	2,608,659	(2,612,808)	(4,149)
Total Derivatives	$22,095,604	$(22,722,588)	$ (626,984)	$(2,358,368)	$(2,985,352)
International Equity
Sub-adviser A
Other Counterparties*	$ 5,537,427	$ (9,554,253)	$(4,016,826)	$ 4,016,826	$ —
Total Derivatives	$ 5,537,427	$ (9,554,253)	$(4,016,826)	$ 4,016,826	$ —
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$ 3,794,008	$ (4,814,903)	$(1,020,895)	$ 1,020,895	$ —
Sub-adviser B
MSCS	—	(450,975)	(450,975)	—	(450,975)
Other Counterparties*	—	(97,764)	(97,764)	—	(97,764)
	—	(548,739)	(548,739)	—	(548,739)
Total Derivatives	$ 3,794,008	$ (5,363,642)	$(1,569,634)	$ 1,020,895	$ (548,739)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$ 1,292,532	$ (1,183,484)	$ 109,048	$ (107,141)	$ 1,907
Sub-adviser E
Other Counterparties*	2,529,854	—	2,529,854	(2,529,854)	—
Total Derivatives	$ 3,822,386	$ (1,183,484)	$ 2,638,902	$(2,636,995)	$ 1,907
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2022.
	Asset Derivative Value
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 1,011,840	$ —	$ 1,011,840	$ —	$ —
Futures	877,656	—	—	—	877,656
Swaps	854,661	19,635	—	835,026	—
Totals	$ 2,744,157	$ 19,635	$ 1,011,840	$ 835,026	$ 877,656
Medium-Duration Bond
Forwards	$ 3,385,549	$ —	$ 3,385,549	$ —	$ —
Futures	2,350,522	2,350,522	—	—	—
Purchased Options	337,621	337,621	—	—	—
Swaps	15,038,264	14,811,422	—	226,842	—
Totals	$ 21,111,956	$ 17,499,565	$ 3,385,549	$ 226,842	$ —
Global Bond
Forwards	$ 22,095,960	$ —	$ 22,095,960	$ —	$ —
Futures	549,857	549,857	—	—	—
Swaps	295,532	—	—	295,532	—
Totals	$ 22,941,349	$ 549,857	$ 22,095,960	$ 295,532	$ —
Defensive Market Strategies®
Forwards	$ 35,284	$ —	$ 35,284	$ —	$ —
Purchased Options	35,957,161	—	—	—	35,957,161
Totals	$ 35,992,445	$ —	$ 35,284	$ —	$ 35,957,161
Global Impact Fund
Futures	$ 120,832	$ 117,135	$ —	$ —	$ 3,697
Value Equity
Forwards	$ 178,927	$ —	$ 178,927	$ —	$ —

	Asset Derivative Value
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Equity
Futures	$ 1,075,255	$ —	$ —	$ —	$ 1,075,255
Small Cap Equity
Forwards	$ 3,260	$ —	$ 3,260	$ —	$ —
International Equity
Forwards	$ 2,868,809	$ —	$ 2,868,809	$ —	$ —
Futures	905,298	896,562	—	—	8,736
Swaps	2,668,618	—	—	—	2,668,618
Totals	$ 6,442,725	$ 896,562	$ 2,868,809	$ —	$ 2,677,354
Emerging Markets Equity
Forwards	$ 3,130,487	$ —	$ 3,130,487	$ —	$ —
Futures	135,426	—	—	—	135,426
Swaps	663,521	—	—	—	663,521
Totals	$ 3,929,434	$ —	$ 3,130,487	$ —	$ 798,947
Strategic Alternatives
Forwards	$ 1,229,715	$ —	$ 1,229,715	$ —	$ —
Futures	2,647,983	1,407,942	1,240,041	—	—
Purchased Options	572	572	—	—	—
Swaps	4,211,674	1,681,820	—	—	2,529,854
Totals	$ 8,089,944	$ 3,090,334	$ 2,469,756	$ —	$ 2,529,854

	Liabilities Derivative Value
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 456,507	$ —	$ 456,507	$ —	$ —
Futures	1,192,243	—	—	—	1,192,243
Written Options	531	—	—	531	—
Swaps	501,027	466,919	—	34,108	—
Totals	$ 2,150,308	$ 466,919	$ 456,507	$ 34,639	$ 1,192,243
Medium-Duration Bond
Forwards	$ 2,529,717	$ —	$ 2,529,717	$ —	$ —
Futures	6,284,460	6,284,460	—	—	—
Written Options	1,591,890	1,591,890	—	—	—
Swaps	12,387,767	9,581,546	—	2,806,221	—
Totals	$ 22,793,834	$ 17,457,896	$ 2,529,717	$ 2,806,221	$ —
Global Bond
Forwards	$ 22,722,588	$ —	$ 22,722,588	$ —	$ —
Futures	2,107,868	2,107,868	—	—	—
Swaps	399,799	167,337	—	232,462	—
Totals	$ 25,230,255	$ 2,275,205	$ 22,722,588	$ 232,462	$ —

	Liabilities Derivative Value
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Defensive Market Strategies®
Forwards	$ 107,050	$ —	$ 107,050	$ —	$ —
Futures	783,254	783,254	—	—	—
Written Options	6,053,218	—	—	—	6,053,218
Totals	$ 6,943,522	$ 783,254	$ 107,050	$ —	$ 6,053,218
Global Impact Fund
Futures	$ 158,978	$ 152,106	$ 3,999	$ —	$ 2,873
Equity Index
Futures	$ 1,306,536	$ —	$ —	$ —	$ 1,306,536
Value Equity
Forwards	$ 189,670	$ —	$ 189,670	$ —	$ —
International Equity Index
Futures	$ 275,328	$ —	$ —	$ —	$ 275,328
International Equity
Forwards	$ 4,699,909	$ —	$ 4,699,909	$ —	$ —
Futures	1,835,650	1,798,321	—	—	37,329
Swaps	4,854,344	—	—	—	4,854,344
Totals	$ 11,389,903	$ 1,798,321	$ 4,699,909	$ —	$ 4,891,673
Emerging Markets Equity
Forwards	$ 4,996,522	$ —	$ 4,996,522	$ —	$ —
Futures	1,407,745	—	—	—	1,407,745
Swaps	367,120	—	—	—	367,120
Totals	$ 6,771,387	$ —	$ 4,996,522	$ —	$ 1,774,865
Strategic Alternatives
Forwards	$ 1,182,305	$ —	$ 1,182,305	$ —	$ —
Futures	889,611	882,406	7,205	—	—
Written Options	1,451	1,179	—	—	272
Swaps	2,752,985	2,752,985	—	—	—
Totals	$ 4,826,352	$ 3,636,570	$ 1,189,510	$ —	$ 272

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (276,489)	$ (63,753)	$ —	$ —	$ (212,736)
MyDestination 2025
Futures	$ (683,909)	$ (159,850)	$ —	$ —	$ (524,059)
MyDestination 2035
Futures	$ (1,488,604)	$ (129,143)	$ —	$ —	$ (1,359,461)
MyDestination 2045
Futures	$ (1,237,312)	$ (45,245)	$ —	$ —	$ (1,192,067)
MyDestination 2055
Futures	$ (543,804)	$ (15,799)	$ —	$ —	$ (528,005)
Conservative Allocation
Futures	$ (346,062)	$ (68,542)	$ —	$ —	$ (277,520)
Balanced Allocation
Futures	$ (2,551,871)	$ (393,181)	$ —	$ —	$ (2,158,690)
Growth Allocation
Futures	$ (4,069,455)	$ (179,622)	$ —	$ —	$ (3,889,833)
Aggressive Allocation
Futures	$ (2,167,023)	$ —	$ —	$ —	$ (2,167,023)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 4,256,740	$ —	$ 4,256,740	$ —	$ —
Futures	(1,009,190)	(1,009,190)	—	—	—
Purchased Options	(23,632)	(23,632)	—	—	—
Swaps	(182,038)	(4,799)	—	(177,239)	—
Written Options	162,536	61,673	—	100,863	—
Totals	$ 3,204,416	$ (975,948)	$ 4,256,740	$ (76,376)	$ —
Medium-Duration Bond
Forwards	$ 21,128	$ —	$ 21,128	$ —	$ —
Futures	(25,844,303)	(25,844,303)	—	—	—
Purchased Options	(2,478,580)	(2,478,580)	—	—	—
Swaps	4,328,569	4,894,376	—	(565,807)	—
Written Options	970,763	970,763	—	—	—
Totals	$ (23,002,423)	$ (22,457,744)	$ 21,128	$ (565,807)	$ —
Global Bond
Forwards	$ (446,835)	$ —	$ (446,835)	$ —	$ —
Futures	(849,654)	(849,654)	—	—	—
Purchased Options	8,772	8,772	—	—	—
Swaps	682,504	735,846	—	(53,342)	—
Totals	$ (605,213)	$ (105,036)	$ (446,835)	$ (53,342)	$ —
Defensive Market Strategies®
Forwards	$ 2,215,573	$ —	$ 2,215,573	$ —	$ —
Futures	(13,738,657)	(9,212,333)	—	—	(4,526,324)
Purchased Options	(2,127,964)	—	—	—	(2,127,964)
Written Options	(36,164,506)	—	—	—	(36,164,506)
Totals	$ (49,815,554)	$ (9,212,333)	$ 2,215,573	$ —	$ (42,818,794)
Global Impact Fund
Futures	$ (1,522,325)	$ (415,790)	$ (4,987)	$ —	$ (1,101,548)
Equity Index
Futures	$ (24,328,838)	$ —	$ —	$ —	$ (24,328,838)
Value Equity
Forwards	$ 3,919,682	$ —	$ 3,919,682	$ —	$ —
Futures	(4,457,904)	—	—	—	(4,457,904)
Totals	$ (538,222)	$ —	$ 3,919,682	$ —	$ (4,457,904)
Growth Equity
Futures	$ (12,826,070)	$ —	$ —	$ —	$ (12,826,070)
Small Cap Equity
Forwards	$ 112,045	$ —	$ 112,045	$ —	$ —
Futures	(1,834,195)	—	—	—	(1,834,195)
Totals	$ (1,722,150)	$ —	$ 112,045	$ —	$ (1,834,195)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity Index
Futures	$ (8,004,462)	$ —	$ —	$ —	$ (8,004,462)
International Equity
Forwards	$ (6,721,395)	$ —	$ (6,721,395)	$ —	$ —
Futures	(6,292,387)	—	—	—	(6,292,387)
Swaps	12,070,100	—	—	—	12,070,100
Totals	$ (943,682)	$ —	$ (6,721,395)	$ —	$ 5,777,713
Emerging Markets Equity
Forwards	$ 473,503	$ —	$ 473,503	$ —	$ —
Futures	(12,326,296)	—	—	—	(12,326,296)
Swaps	(774,012)	—	—	—	(774,012)
Totals	$ (12,626,805)	$ —	$ 473,503	$ —	$ (13,100,308)
Global Real Estate Securities
Forwards	$ (2,404)	$ —	$ —	$ —	$ (2,404)
Futures	(613,480)	—	—	—	(613,480)
Totals	$ (615,884)	$ —	$ —	$ —	$ (615,884)
Strategic Alternatives
Forwards	$ 465,570	$ —	$ 465,570	$ —	$ —
Futures	31,341	2,268,799	1,556,576	—	(3,794,034)
Purchased Options	38,937	38,937	—	—	—
Swaps	5,074,708	1,200,932	—	(138,284)	4,012,060
Written Options	(1,570,821)	(1,834,041)	—	—	263,220
Totals	$ 4,039,735	$ 1,674,627	$ 2,022,146	$ (138,284)	$ 481,246

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (75,034)	$ (29,748)	$ —	$ —	$ (45,286)
MyDestination 2025
Futures	$ (267,484)	$ (95,746)	$ —	$ —	$ (171,738)
MyDestination 2035
Futures	$ (452,904)	$ (83,295)	$ —	$ —	$ (369,609)
MyDestination 2045
Futures	$ (395,362)	$ (37,243)	$ —	$ —	$ (358,119)
MyDestination 2055
Futures	$ (137,549)	$ (5,208)	$ —	$ —	$ (132,341)
Conservative Allocation
Futures	$ (22,868)	$ 5,731	$ —	$ —	$ (28,599)
Balanced Allocation
Futures	$ (344,236)	$ (67,142)	$ —	$ —	$ (277,094)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Growth Allocation
Futures	$ (469,788)	$ (39,805)	$ —	$ —	$ (429,983)
Aggressive Allocation
Futures	$ (438,903)	$ —	$ —	$ —	$ (438,903)
Low-Duration Bond
Forwards	$ 994,947	$ —	$ 994,947	$ —	$ —
Futures	1,691,012	1,691,012	—	—	—
Swaps	366,222	(437,407)	—	803,629	—
Written Options	(73,917)	(73,917)	—	—	—
Totals	$ 2,978,264	$ 1,179,688	$ 994,947	$ 803,629	$ —
Medium-Duration Bond
Forwards	$ 2,652,098	$ —	$ 2,652,098	$ —	$ —
Futures	(3,449,252)	(3,449,252)	—	—	—
Purchased Options	93,723	93,723	—	—	—
Swaps	801,117	3,896,588	—	(3,095,471)	—
Written Options	(36,983)	(36,983)	—	—	—
Totals	$ 60,703	$ 504,076	$ 2,652,098	$ (3,095,471)	$ —
Global Bond
Forwards	$ 92,595	$ —	$ 92,595	$ —	$ —
Futures	(793,492)	(793,492)	—	—	—
Purchased Options	(3,135)	(3,134)	—	—	—
Swaps	(125,128)	(188,198)	—	63,070	—
Totals	$ (829,160)	$ (984,824)	$ 92,595	$ 63,070	$ —
Defensive Market Strategies®
Forwards	$ 228,800	$ —	$ 228,800	$ —	$ —
Futures	(1,122,559)	55,117	—	—	(1,177,676)
Purchased Options	(43,244,737)	—	—	—	(43,244,737)
Written Options	218,416	—	—	—	218,416
Totals	$ (43,920,080)	$ 55,117	$ 228,800	$ —	$ (44,203,997)
Global Impact Fund
Futures	$ (93,376)	$ (52,346)	$ (4,112)	$ —	$ (36,918)
Equity Index
Futures	$ (2,602,402)	$ —	$ —	$ —	$ (2,602,402)
Value Equity
Forwards	$ 800,812	$ —	$ 800,812	$ —	$ —
Futures	(947,811)	—	—	—	(947,811)
Totals	$ (146,999)	$ —	$ 800,812	$ —	$ (947,811)
Growth Equity
Futures	$ (584,406)	$ —	$ —	$ —	$ (584,406)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/22	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity
Forwards	$ 13,076	$ —	$ 13,076	$ —	$ —
Futures	(476,169)	—	—	—	(476,169)
Totals	$ (463,093)	$ —	$ 13,076	$ —	$ (476,169)
International Equity Index
Futures	$ (1,143,183)	$ —	$ —	$ —	$ (1,143,183)
International Equity
Forwards	$ (890,342)	$ —	$ (890,342)	$ —	$ —
Futures	(1,976,715)	—	—	—	(1,976,715)
Swaps	(3,443,177)	—	—	—	(3,443,177)
Totals	$ (6,310,234)	$ —	$ (890,342)	$ —	$ (5,419,892)
Emerging Markets Equity
Forwards	$ (1,400,030)	$ —	$ (1,400,030)	$ —	$ —
Futures	(1,294,296)	—	—	—	(1,294,296)
Swaps	424,432	—	—	—	424,432
Totals	$ (2,269,894)	$ —	$ (1,400,030)	$ —	$ (869,864)
Global Real Estate Securities
Futures	$ (229,185)	$ —	$ —	$ —	$ (229,185)
Strategic Alternatives
Forwards	$ (195,631)	$ —	$ (195,631)	$ —	$ —
Futures	1,992,950	394,792	1,835,379	—	(237,221)
Purchased Options	(37,309)	(37,309)	—	—	—
Swaps	(928,870)	(2,121,589)	—	(10,940)	1,203,659
Written Options	(5,752)	(5,752)	—	—	—
Totals	$ 825,388	$ (1,769,858)	$ 1,639,748	$ (10,940)	$ 966,438

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the six-month period ended June 30, 2022.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions was as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	21	$ 5,472,250
Medium-Duration Bond	64	3,268,567
Global Bond	239	3,967,850
Defensive Market Strategies®	5	7,305,900
Value Equity	3	21,304,827
Small Cap Equity	3	331,272
International Equity	263	1,660,194
Emerging Markets Equity	477	953,086
Strategic Alternatives	173	528,083
Activity for the period is measured by the average daily notional amount for long and short open future contracts was as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 826,936	$ —
MyDestination 2025	2,447,400	—
MyDestination 2035	1,823,649	—
MyDestination 2045	981,571	—
MyDestination 2055	375,045	—
Conservative Allocation	2,385,391	—
Balanced Allocation	2,733,626	—
Growth Allocation	5,888,105	—
Aggressive Allocation	2,941,514	—
Low-Duration Bond	16,986,301	3,524,369
Medium-Duration Bond	4,164,768	3,432,610
Global Bond	2,607,939	2,655,342
Defensive Market Strategies®	20,100,298	—
Global Impact Fund	1,063,828	2,622,382
Equity Index	10,772,108	—
Value Equity	9,768,757	—
Growth Equity	19,492,431	—
Small Cap Equity	5,389,326	—
International Equity Index	1,073,570	—
International Equity	2,501,032	1,319,388
Emerging Markets Equity	1,754,722	493,007
Global Real Estate Securities	1,464,074	—
Strategic Alternatives	1,316,973	2,149,791

Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions was as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	38	$ 2,297
Medium-Duration Bond	364	20,273
Global Bond	8	728
Defensive Market Strategies®	390	186,482
International Equity	15	2,687,715
Strategic Alternatives	33	9,050
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions was as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$2,147,500	$1,552,138
Medium-Duration Bond	5,986,300	3,779,738
Global Bond	6,550,697	2,243,000
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate was as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$5,342,477	$97,600,000
Medium-Duration Bond	1,617,741	4,432,240
Global Bond	—	751,895
Strategic Alternatives	1,974,383	1,838,767
Activity for the period is measured by the average daily notional amount for total return swaps was as follows:
Fund	Average notional market value of transactions
International Equity	$290,488
Emerging Markets Equity	696,252
Strategic Alternatives	45,827
j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund and International Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the six-month period ended June 30, 2022, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.19%
Global Bond	0.25%	0.22%
Defensive Market Strategies®	0.33%	0.28%
Global Impact Fund	0.36%	0.27%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.27%
Growth Equity	0.33%	0.29%
Small Cap Equity	0.33%	0.53%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.52%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.56%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Strategic Alternatives Fund and International Equity Index Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2023, for the Institutional Class and Investor Class of Strategic Alternatives Fund and Institutional Class and Investor Class of International Equity Index Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2023.

The Expense Caps were as follows:
	For the Period January 1, 2022 to April 28, 2022		For the Period April 29, 2022 to June 30, 2022
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
International Equity Index	0.22%	N/A	0.22%	0.50%
Strategic Alternatives	1.08%	1.40%	1.08%	1.40%
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at June 30, 2022, are as follows:
	Institutional Class				Investor Class
Fund	2022	2023	2024	2025	2022	2023	2024	2025
MyDestination 2015	$ 85,750	$114,196	$ 44,635	$ 28,241	$356,348	$368,132	$110,648	$68,376
MyDestination 2025	107,568	153,908	44,948	32,876	352,125	415,281	119,203	83,634
MyDestination 2035	—	—	—	—	—	—	—	—
MyDestination 2045	—	—	—	—	—	—	—	—
MyDestination 2055	12,316	19.316	8,367	706	29,054	29,868	4,715	2,459
International Equity Index	—	—	—	—	—	—	—	8,613
Strategic Alternatives	—	—	246,313	234,354	—	—	42,950	44,149
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$ 8,436
Growth Equity	2,709
Small Cap Equity	26,056
Emerging Markets Equity	821
Global Real Estate Securities	12,431
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2022, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.43%	1.10%	1.59%	1.26%	0.51%
Low-Duration Bond	10.25	15.20	—	—	—
Medium-Duration Bond	8.28	19.66	13.06	4.18	0.85
Global Bond	6.70	16.97	12.29	3.94	0.80
Defensive Market Strategies®	5.77	15.99	8.74	3.96	1.55
Equity Index	4.30	13.86	17.17	16.20	6.84
Small Cap Equity	2.24	7.18	8.81	8.31	3.51
International Equity Index	6.92	22.22	27.23	25.90	10.94
Emerging Markets Equity	3.33	10.45	12.69	12.17	5.14
Global Real Estate Securities	2.27	7.03	7.54	6.58	2.77
Strategic Alternatives	6.07	9.94	2.11	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.26%	1.46%	1.06%	1.00%
Low-Duration Bond	20.88	5.04	1.71	—
Medium-Duration Bond	2.89	18.26	5.93	—
Global Bond	2.74	19.51	6.29	—
Defensive Market Strategies®	2.68	10.23	3.48	—
Value Equity	2.16	11.26	15.51	21.03
Growth Equity	1.71	9.11	12.71	17.31
Small Cap Equity	0.66	3.60	4.99	6.86
International Equity	2.45	12.81	17.76	24.07

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Emerging Markets Equity	1.53%	8.09%	11.20%	14.98%
Global Real Estate Securities	2.06	9.92	11.21	—
Strategic Alternatives	6.88	14.72	7.14	—
Global Impact	10.91	39.72	30.42	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the six-month period ended June 30, 2022, is as follows (amounts in thousands):
	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/22	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 9,410	$ 44,872	$ 47,384	$ —	$ —	$ 6,898	$ 12	$ —
Low-Duration Bond	114,643	12,017	15,873	(369)	(4,166)	106,252	461	—
Medium-Duration Bond	179,891	20,419	12,380	(1,099)	(21,609)	165,222	1,019	—
Global Bond	38,321	4,321	2,110	(206)	(5,155)	35,171	68	24
Defensive Market Strategies®	84,639	19,260	9,011	1,053	(23,176)	72,765	277	11,633
Equity Index	138,561	27,792	15,700	4,515	(33,771)	121,397	785	986
Small Cap Equity	17,510	2,279	963	153	(3,811)	15,168	—	—
International Equity Index	59,444	12,029	8,653	302	(11,556)	51,566	—	—
Emerging Markets Equity	24,348	3,258	255	48	(4,841)	22,558	—	—
Global Real Estate Securities	6,794	1,194	647	5	(1,484)	5,862	50	93
Strategic Alternatives	22,114	2,492	3,781	62	(384)	20,503	—	—
	$ 695,675	$149,933	$116,757	$ 4,464	$(109,953)	$ 623,362	$2,672	$12,736
MyDestination 2025
Money Market	$ 25,164	$ 49,168	$ 56,743	$ —	$ —	$ 17,589	$ 28	$ —
Low-Duration Bond	149,047	29,441	14,685	(348)	(5,955)	157,500	666	—
Medium-Duration Bond	425,438	52,731	32,137	(2,295)	(51,621)	392,116	2,432	—
Global Bond	96,177	11,089	4,550	(502)	(13,136)	89,078	173	61
Defensive Market Strategies®	217,518	50,926	6,250	815	(61,270)	201,739	762	32,011
Equity Index	441,814	76,487	33,001	10,241	(104,417)	391,124	2,494	3,131
Small Cap Equity	54,281	6,846	900	14	(11,727)	48,514	—	—
International Equity Index	188,520	30,327	17,388	1,530	(37,523)	165,466	—	—
Emerging Markets Equity	79,177	8,459	1,394	229	(15,570)	70,901	—	—
Global Real Estate Securities	20,790	3,646	1,703	24	(4,594)	18,163	152	287
Strategic Alternatives	34,663	3,467	4,050	74	(582)	33,572	—	—
	$1,732,589	$322,587	$172,801	$ 9,782	$(306,395)	$1,585,762	$6,707	$35,490

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/22	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 31,483	$ 49,791	$ 55,760	$ —	$ —	$ 25,514	$ 41	$ —
Medium-Duration Bond	262,041	54,078	20,651	(679)	(34,212)	260,577	1,602	—
Global Bond	66,307	12,635	4,727	(292)	(9,385)	64,538	125	43
Defensive Market Strategies®	111,367	34,268	2,541	277	(33,079)	110,292	417	17,501
Equity Index	541,249	94,494	35,605	13,285	(128,853)	484,570	3,063	3,845
Small Cap Equity	64,578	10,844	1,537	224	(14,542)	59,567	—	—
International Equity Index	228,588	35,841	17,170	1,493	(45,934)	202,818	—	—
Emerging Markets Equity	96,270	9,451	759	121	(18,985)	86,098	—	—
Global Real Estate Securities	21,862	3,709	1,188	30	(4,928)	19,485	161	305
Strategic Alternatives	5,159	2,250	181	5	(88)	7,145	—	—
	$1,428,904	$307,361	$140,119	$ 14,464	$(290,006)	$1,320,604	$5,409	$21,694
MyDestination 2045
Money Market	$ 26,132	$ 42,397	$ 48,341	$ —	$ —	$ 20,188	$ 36	$ —
Medium-Duration Bond	87,893	15,348	8,114	(269)	(11,445)	83,413	531	—
Global Bond	21,771	3,329	1,161	(111)	(3,140)	20,688	39	14
Defensive Market Strategies®	55,907	12,097	2,782	55	(15,383)	49,894	186	7,831
Equity Index	524,091	63,410	15,532	7,865	(122,600)	457,234	2,884	3,620
Small Cap Equity	64,381	6,532	618	77	(14,215)	56,157	—	—
International Equity Index	220,715	26,509	10,075	638	(44,880)	192,907	—	—
Emerging Markets Equity	92,718	8,485	39	9	(18,633)	82,540	—	—
Global Real Estate Securities	20,062	2,546	1,083	(45)	(4,462)	17,018	144	272
	$1,113,670	$180,653	$ 87,745	$ 8,219	$(234,758)	$ 980,039	$3,820	$11,737
MyDestination 2055
Money Market	$ 9,116	$ 34,391	$ 35,286	$ —	$ —	$ 8,221	$ 13	$ —
Medium-Duration Bond	18,464	3,557	2,493	(260)	(2,233)	17,035	112	—
Global Bond	4,620	749	462	(60)	(622)	4,225	8	3
Defensive Market Strategies®	21,998	5,031	1,381	4	(6,089)	19,563	74	3,091
Equity Index	218,880	30,811	7,218	2,349	(51,655)	193,167	1,218	1,530
Small Cap Equity	26,999	4,299	1,562	336	(6,348)	23,724	—	—
International Equity Index	92,601	13,303	5,311	115	(19,210)	81,498	—	—
Emerging Markets Equity	39,869	6,507	3,672	(40)	(7,787)	34,877	—	—
Global Real Estate Securities	8,347	1,306	553	51	(1,995)	7,156	60	114
	$ 440,894	$ 99,954	$ 57,938	$ 2,495	$ (95,939)	$ 389,466	$1,485	$ 4,738

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/22	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 6,248	$ 30,697	$ 32,748	$ —	$ —	$ 4,197	$ 11	$ —
Low-Duration Bond	268,401	8,972	50,145	(1,841)	(9,019)	216,368	1,063	—
Medium-Duration Bond	71,664	2,492	7,196	(1,122)	(8,206)	57,632	409	—
Global Bond	17,674	489	1,233	(247)	(2,287)	14,396	28	12
Defensive Market Strategies®	43,022	6,654	4,949	403	(11,347)	33,783	128	5,376
Global Impact	17,650	1,278	1,659	(165)	(3,577)	13,527	—	—
Value Equity	30,750	1,802	4,634	(493)	(3,534)	23,891	224	428
Growth Equity	30,058	10,412	4,691	92	(12,562)	23,309	—	1,137
Small Cap Equity	5,743	950	958	243	(1,485)	4,493	—	—
International Equity	30,578	4,890	5,175	(886)	(5,034)	24,373	—	—
Emerging Markets Equity	12,727	1,770	1,680	341	(2,804)	10,354	—	—
Global Real Estate Securities	7,140	816	1,105	66	(1,595)	5,322	46	86
Strategic Alternatives	28,296	887	5,535	97	(508)	23,237	—	—
	$ 569,951	$ 72,109	$121,708	$ (3,512)	$ (61,958)	$ 454,882	$1,909	$ 7,039
Balanced Allocation
Money Market	$ 33,959	$ 52,188	$ 62,759	$ —	$ —	$ 23,388	$ 43	$ —
Low-Duration Bond	69,795	2,415	17,274	(586)	(2,159)	52,191	265	—
Medium-Duration Bond	483,679	29,475	86,859	(10,539)	(51,472)	364,284	2,657	—
Global Bond	139,792	2,866	20,963	(3,430)	(15,836)	102,429	199	88
Defensive Market Strategies®	178,495	20,963	27,348	2,339	(45,410)	129,039	487	20,476
Global Impact	70,765	—	6,912	(661)	(13,956)	49,236	—	—
Value Equity	177,722	4,309	35,111	(1,181)	(20,897)	124,842	1,172	2,236
Growth Equity	168,336	48,181	23,976	(275)	(68,010)	124,256	—	5,981
Small Cap Equity	34,222	—	2,676	(301)	(6,903)	24,342	—	—
International Equity	176,972	10,200	25,683	(3,980)	(29,826)	127,683	—	—
Emerging Markets Equity	72,907	2,491	6,570	456	(14,420)	54,864	—	—
Global Real Estate Securities	35,876	1,067	3,749	20	(7,580)	25,634	216	407
Strategic Alternatives	68,898	3,373	21,586	385	(1,327)	49,743	—	—
	$1,711,418	$177,528	$341,466	$(17,753)	$(277,796)	$1,251,931	$5,039	$29,188

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/22	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 32,982	$ 46,014	$ 61,934	$ —	$ —	$ 17,062	$ 40	$ —
Low-Duration Bond	24,683	1,386	7,382	(212)	(744)	17,731	92	—
Medium-Duration Bond	168,245	12,166	40,595	(4,758)	(16,777)	118,281	909	—
Global Bond	48,688	2,820	11,818	(1,906)	(4,775)	33,009	64	29
Defensive Market Strategies®	65,538	7,126	13,616	(264)	(14,923)	43,861	166	6,960
Global Impact	56,058	40	6,611	(934)	(10,848)	37,705	—	—
Value Equity	261,662	5,509	62,969	(4,645)	(27,605)	171,952	1,615	3,080
Growth Equity	250,632	57,573	33,967	(371)	(100,427)	173,440	—	8,252
Small Cap Equity	50,531	—	6,143	526	(11,170)	33,744	—	—
International Equity	260,759	7,499	41,439	(9,749)	(40,055)	177,015	—	—
Emerging Markets Equity	107,502	1,459	12,469	(1,327)	(19,220)	75,945	—	—
Global Real Estate Securities	45,290	712	7,645	(304)	(9,072)	28,981	246	466
Strategic Alternatives	35,495	1,950	12,842	54	(524)	24,133	—	—
	$1,408,065	$144,254	$319,430	$(23,890)	$(256,140)	$ 952,859	$3,132	$18,787
Aggressive Allocation
Money Market	$ 27,722	$ 33,177	$ 44,915	$ —	$ —	$ 15,984	$ 33	$ —
Value Equity	336,840	13,799	75,645	(11,330)	(30,482)	233,182	2,189	4,177
Growth Equity	322,023	71,902	27,611	1,782	(131,950)	236,146	—	11,242
Small Cap Equity	64,753	2,876	7,655	784	(14,359)	46,399	—	—
International Equity	343,462	9,246	48,014	(9,778)	(54,962)	239,954	—	—
Emerging Markets Equity	140,223	4,066	16,410	(1,067)	(25,224)	101,588	—	—
	$1,235,023	$135,066	$220,250	$(19,609)	$(256,977)	$ 873,253	$2,222	$15,419
Low-Duration Bond
Money Market	$ 28,508	$336,932	$339,142	$ —	$ —	$ 26,298	$ 62	$ —
Medium-Duration Bond
Money Market	$ 133,664	$638,123	$688,192	$ —	$ —	$ 83,595	$ 134	$ —
Global Bond
Money Market	$ 33,009	$155,047	$164,905	$ —	$ —	$ 23,151	$ 48	$ —
Defensive Market Strategies®
Money Market	$ 39,220	$140,633	$136,644	$ —	$ —	$ 43,209	$ 54	$ —
Global Impact Fund
Money Market	$ 5,292	$ 63,552	$ 60,622	$ —	$ —	$ 8,222	$ 20	$ —
Equity Index
Money Market	$ 62,135	$436,541	$436,168	$ —	$ —	$ 62,508	$ 160	$ —
Value Equity
Money Market	$ 44,330	$340,921	$341,429	$ —	$ —	$ 43,822	$ 75	$ —
Growth Equity
Money Market	$ 76,064	$522,476	$424,611	$ —	$ —	$ 173,929	$ 120	$ —

	Total Value at 12/31/21	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/22	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$ 30,899	$158,822	$158,886	$ —	$ —	$ 30,835	$ 43	$ —
International Equity Index
Money Market	$ 46,087	$221,895	$234,146	$ —	$ —	$ 33,836	$ 47	$ —
International Equity
Money Market	$ 85,821	$464,107	$484,151	$ —	$ —	$ 65,777	$ 115	$ —
Emerging Markets Equity
Money Market	$ 48,867	$133,825	$160,108	$ —	$ —	$ 22,584	$ 53	$ —
Global Real Estate Securities
Money Market	$ 9,832	$ 44,840	$ 44,342	$ —	$ —	$ 10,330	$ 16	$ —
Strategic Alternatives
Money Market	$ 13,189	$175,563	$178,960	$ —	$ —	$ 9,792	$ 21	$ —
4.  SECURITIES LENDING
Pursuant to a Securities Lending Authorization Agreement with Northern Trust, the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, and as such, this amount is not presented on the Funds’ Schedules of Investments.
The securities lending agreements with borrowers permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

At June 30, 2022, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$127,775,464	$122,100,559	$ 8,486,598	$130,587,157
Medium-Duration Bond	139,243,900	117,233,484	25,291,196	142,524,680
Global Bond	38,702,242	22,976,416	18,066,310	41,042,726
Defensive Market Strategies®	223,478,162	185,669,635	42,992,549	228,662,184
Global Impact Fund	499,731	587,515	—	587,515
Equity Index	81,880,915	83,504,126	828,915	84,333,041
Value Equity	30,170,835	30,942,862	—	30,942,862
Growth Equity	49,819,098	51,872,448	33,300	51,905,748
Small Cap Equity	73,168,965	61,802,203	14,379,342	76,181,545
International Equity Index	26,147,468	17,124,388	12,931,742	30,056,130
International Equity	23,633,037	10,268,586	14,800,368	25,068,954
Emerging Markets Equity	9,163,688	9,636,557	373,559	10,010,116
Global Real Estate Securities	15,142,920	13,994,880	1,997,936	15,992,816
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2022, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the six-month period ended June 30, 2022, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 105,060,010	$ 69,373,578	$ 7,956,200	$ 13,520,508
MyDestination 2025	273,419,403	116,057,792	8,477,502	12,561,624
MyDestination 2035	257,569,689	84,358,764	—	—
MyDestination 2045	138,257,250	39,404,758	—	—
MyDestination 2055	65,562,227	22,651,375	—	—
Conservative Allocation	41,412,209	88,959,341	—	—
Balanced Allocation	125,339,359	278,706,610	—	—
Growth Allocation	98,239,788	257,495,627	—	—
Aggressive Allocation	101,888,044	175,333,278	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Low-Duration Bond	$ 169,596,365	$ 208,851,619	$1,513,058,974	$1,491,317,684
Medium-Duration Bond	378,593,480	322,504,076	3,852,690,131	3,717,844,599
Global Bond	92,122,555	72,750,374	89,376,755	99,628,010
Defensive Market Strategies®	137,372,701	180,931,287	16,088,906	—
Global Impact Fund	24,995,143	41,441,636	9,827,662	11,843,476
Equity Index	208,305,822	47,608,296	—	—
Value Equity	272,542,170	398,630,077	—	—
Growth Equity	1,840,463,515	1,964,443,422	—	—
Small Cap Equity	196,659,126	210,478,295	—	—
International Equity Index	124,454,431	31,468,566	—	—
International Equity	283,243,345	353,307,096	—	—
Emerging Markets Equity	243,506,307	204,712,281	—	—
Global Real Estate Securities	159,094,943	167,077,660	—	—
Strategic Alternatives	47,628,543	39,509,163	50,010,078	37,699,397
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Six Months Ended 6/30/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	7,401,492	1,749,433	4,844,150	5,226,545
Shares reinvested	—	—	1,001,867	2,486,585
Shares redeemed	(2,275,753)	(5,110,723)	(2,642,499)	(7,315,739)
Net increase (decrease)	5,125,739	(3,361,290)	3,203,518	397,391
MyDestination 2025
Shares sold	18,418,772	3,013,226	7,699,621	11,913,369
Shares reinvested	—	—	2,219,905	5,057,284
Shares redeemed	(2,131,373)	(8,195,485)	(4,967,608)	(8,259,662)
Net increase (decrease)	16,287,399	(5,182,259)	4,951,918	8,710,991
MyDestination 2035
Shares sold	15,759,485	3,199,357	7,371,277	9,546,137
Shares reinvested	—	—	2,187,422	4,015,920
Shares redeemed	(1,444,147)	(3,423,425)	(2,781,760)	(3,609,896)
Net increase (decrease)	14,315,338	(224,068)	6,776,939	9,952,161
MyDestination 2045
Shares sold	7,470,862	2,955,047	5,208,028	6,187,399
Shares reinvested	—	—	1,887,851	2,968,234
Shares redeemed	(994,372)	(1,817,856)	(1,694,482)	(2,320,015)
Net increase (decrease)	6,476,490	1,137,191	5,401,397	6,835,618

	Six Months Ended 6/30/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2055
Shares sold	1,576,858	1,728,405	2,243,114	2,971,428
Shares reinvested	—	—	546,705	768,682
Shares redeemed	(396,563)	(511,779)	(799,085)	(701,731)
Net increase (decrease)	1,180,295	1,216,626	1,990,734	3,038,379
Conservative Allocation
Shares sold	2,022,642	1,720,378	1,789,607	4,484,988
Shares reinvested	—	—	456,714	1,239,603
Shares redeemed	(5,098,150)	(3,880,968)	(1,368,515)	(5,081,411)
Net increase (decrease)	(3,075,508)	(2,160,590)	877,806	643,180
Balanced Allocation
Shares sold	2,915,473	1,274,040	3,094,219	3,693,466
Shares reinvested	—	—	2,070,923	5,088,637
Shares redeemed	(13,603,152)	(7,867,974)	(3,187,287)	(9,005,150)
Net increase (decrease)	(10,687,679)	(6,593,934)	1,977,855	(223,047)
Growth Allocation
Shares sold	2,437,708	848,388	1,687,894	2,458,447
Shares reinvested	—	—	2,118,339	4,513,988
Shares redeemed	(13,717,580)	(6,289,818)	(2,493,913)	(6,321,515)
Net increase (decrease)	(11,279,872)	(5,441,430)	1,312,320	650,920
Aggressive Allocation
Shares sold	1,393,446	619,084	1,550,024	1,747,896
Shares reinvested	—	—	1,764,819	4,706,171
Shares redeemed	(6,176,080)	(4,510,614)	(1,782,441)	(6,557,198)
Net increase (decrease)	(4,782,634)	(3,891,530)	1,532,402	(103,131)
Money Market
Shares sold	3,373,040,390	274,709,654	6,595,566,663	478,461,978
Shares reinvested	415,481	464,580	—	—
Shares redeemed	(3,413,725,853)	(233,654,593)	(6,609,506,460)	(503,905,897)
Net increase (decrease)	(40,269,982)	41,519,641	(13,939,797)	(25,443,919)
Low-Duration Bond
Shares sold	10,062,282	5,125,530	12,297,352	4,121,869
Shares reinvested	272,831	69,215	660,541	133,558
Shares redeemed	(12,237,034)	(2,617,589)	(11,092,405)	(4,237,065)
Net increase (decrease)	(1,901,921)	2,577,156	1,865,488	18,362
Medium-Duration Bond
Shares sold	16,008,717	1,832,556	30,002,575	8,924,700
Shares reinvested	821,188	119,444	2,496,653	492,007
Shares redeemed	(18,603,260)	(8,148,734)	(11,091,537)	(5,852,084)
Net increase (decrease)	(1,773,355)	(6,196,734)	21,407,691	3,564,623

	Six Months Ended 6/30/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Global Bond
Shares sold	5,658,580	1,204,658	8,076,227	3,182,942
Shares reinvested	133,487	13,660	1,844,923	416,321
Shares redeemed	(6,374,356)	(1,904,233)	(2,909,811)	(2,594,597)
Net increase (decrease)	(582,289)	(685,915)	7,011,339	1,004,666
Defensive Market Strategies®
Shares sold	5,965,260	2,297,371	6,902,932	5,231,876
Shares reinvested	14,407,231	5,669,375	7,183,992	3,045,077
Shares redeemed	(6,990,214)	(5,136,934)	(6,285,174)	(5,409,566)
Net increase (decrease)	13,382,277	2,829,812	7,801,750	2,867,387
Global Impact Fund
Shares sold	158,627	244,489	13,898,564	2,857,207
Shares reinvested	—	—	98,040	13,964
Shares redeemed	(1,698,330)	(400,381)	(715,315)	(92,096)
Net increase (decrease)	(1,539,703)	(155,892)	13,281,289	2,779,075
Equity Index
Shares sold	7,953,922	1,472,454	6,459,229	2,714,850
Shares reinvested	769,009	236,816	1,550,151	580,780
Shares redeemed	(2,938,293)	(2,279,841)	(3,920,446)	(2,392,583)
Net increase (decrease)	5,784,638	(570,571)	4,088,934	903,047
Value Equity
Shares sold	2,035,023	2,499,975	2,429,719	3,353,149
Shares reinvested	1,094,538	581,721	5,205,254	2,284,610
Shares redeemed	(9,597,342)	(1,936,822)	(8,502,943)	(2,853,079)
Net increase (decrease)	(6,467,781)	1,144,874	(867,970)	2,784,680
Growth Equity
Shares sold	8,126,472	1,098,920	2,838,191	2,248,238
Shares reinvested	2,050,150	1,546,256	6,350,653	5,774,226
Shares redeemed	(5,206,321)	(4,536,604)	(6,916,409)	(6,366,272)
Net increase (decrease)	4,970,301	(1,891,428)	2,272,435	1,656,192
Small Cap Equity
Shares sold	2,979,199	723,518	3,728,451	3,807,008
Shares reinvested	—	—	3,780,241	2,611,136
Shares redeemed	(2,132,861)	(2,264,654)	(3,876,671)	(2,771,764)
Net increase (decrease)	846,338	(1,541,136)	3,632,021	3,646,380
International Equity Index
Shares sold	13,230,081	383,867	10,004,669
Shares reinvested	—	—	3,598,778
Shares redeemed	(5,550,876)	(8,746)	(12,093,750)
Net increase (decrease)	7,679,205	375,121	1,509,697

	Six Months Ended 6/30/22		Year Ended 12/31/21
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity
Shares sold	3,992,426	1,637,894	3,523,313	2,489,465
Shares reinvested	—	—	5,146,144	1,834,359
Shares redeemed	(10,377,644)	(2,345,630)	(8,391,353)	(3,674,758)
Net increase (decrease)	(6,385,218)	(707,736)	278,104	649,066
Emerging Markets Equity
Shares sold	6,411,392	1,563,334	13,190,047	3,838,437
Shares reinvested	—	—	7,911,253	1,221,571
Shares redeemed	(5,168,110)	(1,597,394)	(9,678,323)	(2,416,761)
Net increase (decrease)	1,243,282	(34,060)	11,422,977	2,643,247
Global Real Estate Securities
Shares sold	2,031,979	1,021,989	2,223,392	2,568,833
Shares reinvested	468,952	225,349	1,199,318	600,819
Shares redeemed	(2,284,180)	(1,657,045)	(2,981,327)	(1,458,760)
Net increase (decrease)	216,751	(409,707)	441,383	1,710,892
Strategic Alternatives
Shares sold	4,898,851	3,490,714	4,924,640	709,263
Shares reinvested	—	—	458,724	52,746
Shares redeemed	(8,172,240)	(1,072,280)	(3,836,192)	(1,535,551)
Net increase (decrease)	(3,273,389)	2,418,434	1,547,172	(773,542)
7.  BANK BORROWINGS
Pursuant to a Line of Credit Agreement, the Funds are permitted to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum. The agreement will expire on November 16, 2022.
There were no draws on the line of credit for the six-month period ended June 30, 2022, and there were no outstanding loans at June 30, 2022.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Management has analyzed the Funds’ tax positions and has concluded that no material provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2019, through six-month period ended June 30, 2022), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2021, and December 31, 2020, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2021	$16,366,140	$ 22,651,767	$—	$ 39,017,907
	2020	12,565,070	12,607,570	—	25,172,640
MyDestination 2025	2021	40,508,972	44,139,652	—	84,648,624
	2020	27,713,188	32,209,350	—	59,922,538
MyDestination 2035	2021	33,393,700	41,638,226	—	75,031,926
	2020	17,996,374	17,071,606	—	35,067,980
MyDestination 2045	2021	26,310,514	32,873,431	—	59,183,945
	2020	12,069,806	8,891,954	—	20,961,760
MyDestination 2055	2021	10,461,781	12,177,927	—	22,639,708
	2020	4,190,065	2,627,172	—	6,817,237
Conservative Allocation	2021	9,264,362	11,278,760	—	20,543,122
	2020	8,066,854	7,767,774	—	15,834,628
Balanced Allocation	2021	41,868,787	52,429,849	—	94,298,636
	2020	28,506,102	49,210,305	—	77,716,407
Growth Allocation	2021	38,017,659	54,761,306	—	92,778,965
	2020	17,369,914	46,300,306	—	63,670,220
Aggressive Allocation	2021	38,902,102	52,142,935	—	91,045,037
	2020	8,916,496	56,673,604	—	65,590,100
Money Market	2021	—	—	—	—
	2020	5,470,866	—	—	5,470,866
Low-Duration Bond	2021	10,274,701	481,506	—	10,756,207
	2020	16,775,256	—	—	16,775,256
Medium-Duration Bond	2021	43,133,548	2,553,507	—	45,687,055
	2020	75,884,836	17,168,953	—	93,053,789
Global Bond	2021	18,993,319	3,532,184	—	22,525,503
	2020	5,241,240	3,452,155	—	8,693,395
Defensive Market Strategies®	2021	61,857,721	84,527,216	—	146,384,937
	2020	23,036,188	17,204,915	—	40,241,103
Global Impact Fund	2021	736,151	481,606	—	1,217,757
Equity Index	2021	40,916,918	62,439,120	—	103,356,038
	2020	35,622,071	21,573,380	—	57,195,451
Value Equity	2021	53,580,516	104,857,148	—	158,437,664
	2020	19,235,843	5,328,149	—	24,563,992
Growth Equity	2021	13,290,950	351,980,455	—	365,271,405
	2020	7,209,774	268,265,100	—	275,474,874

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Small Cap Equity	2021	$63,621,325	$ 58,500,598	$—	$122,121,923
	2020	141,264	7,359,533	—	7,500,797
International Equity Index	2021	24,814,894	18,694,988	—	43,509,882
	2020	14,997,073	—	—	14,997,073
International Equity	2021	49,827,532	54,284,848	—	104,112,380
	2020	12,000,055	1,905,316	—	13,905,371
Emerging Markets Equity	2021	44,331,334	53,668,789	—	98,000,123
	2020	7,195,743	—	—	7,195,743
Global Real Estate Securities	2021	16,177,915	4,012,374	—	20,190,289
	2020	6,343,774	—	—	6,343,774
Strategic Alternatives	2021	4,747,893	493,166	—	5,241,059
	2020	5,034,145	39,191	—	5,073,336
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 257,111	$ 13,245,720	$ —	$ 62,994,835
MyDestination 2025	612,220	34,356,542	—	205,393,659
MyDestination 2035	672,419	32,587,635	—	218,443,599
MyDestination 2045	743,999	28,337,200	—	211,021,785
MyDestination 2055	257,479	11,505,126	—	75,598,682
Conservative Allocation	146,141	11,999,506	—	18,164,135
Balanced Allocation	634,889	63,533,258	—	72,619,171
Growth Allocation	772,142	81,735,315	—	77,441,041
Aggressive Allocation	1,074,804	102,159,450	—	68,614,401
Money Market	6,949	—	—	—
Low-Duration Bond	535,388	—	(1,493,460)	(4,745,940)
Medium-Duration Bond	—	—	(2,510,520)	19,583,781
Global Bond	69,075	323,287	(1,356,507)	(9,836,522)
Defensive Market Strategies®	16,581,189	186,894,401	—	62,313,792
Global Impact Fund	370,218	—	(57,274)	14,971,035
Equity Index	1,964,677	21,048,481	—	1,567,609,576
Value Equity	2,194,089	19,805,269	—	293,671,126
Growth Equity	1,197,031	63,602,721	—	757,223,458
Small Cap Equity	1,233,863	13,631,809	—	162,536,687
International Equity Index	1,756,139	2,765,624	—	122,494,868
International Equity	2,739,083	1,252,957	—	179,734,590
Emerging Markets Equity	—	—	(8,169,353)	65,377,056
Global Real Estate Securities	979,972	3,604,566	—	46,739,444
Strategic Alternatives	5,492,945	644,482	—	1,228,944

At June 30, 2022, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 720,109,268	$ (54,186,245)	$ 8,018,953	$ (62,205,198)
MyDestination 2025	1,742,794,380	(110,231,766)	41,342,400	(151,574,166)
MyDestination 2035	1,393,168,702	(72,564,244)	47,684,429	(120,248,673)
MyDestination 2045	1,004,217,540	(24,178,325)	51,402,854	(75,581,179)
MyDestination 2055	410,294,107	(20,827,971)	11,569,246	(32,397,217)
Conservative Allocation	499,818,621	(44,936,461)	552,349	(45,488,810)
Balanced Allocation	1,459,581,855	(207,650,837)	2,371,811	(210,022,648)
Growth Allocation	1,134,178,891	(181,319,697)	17,756	(181,337,453)
Aggressive Allocation	1,067,488,191	(194,235,128)	—	(194,235,128)
Money Market	1,618,769,393	—	—	—
Low-Duration Bond	1,097,680,999	(46,512,320)	3,540,894	(50,053,214)
Medium-Duration Bond	2,464,368,023	(186,883,425)	22,136,253	(209,019,678)
Global Bond	639,839,467	(96,020,168)	24,628,387	(120,648,555)
Defensive Market Strategies®	1,393,106,019	(82,416,214)	27,352,040	(109,768,254)
Global Impact Fund	139,684,822	(16,237,067)	3,113,044	(19,350,111)
Equity Index	1,939,164,381	878,577,898	962,791,430	(84,213,532)
Value Equity	1,087,157,887	26,909,649	102,377,191	(75,467,542)
Growth Equity	1,384,651,644	(36,350,949)	180,841,914	(217,192,863)
Small Cap Equity	724,499,384	(36,314,560)	74,101,498	(110,416,058)
International Equity Index	796,163,615	(47,955,263)	47,294,695	(95,249,958)
International Equity	1,057,572,015	(89,508,176)	51,834,568	(141,342,744)
Emerging Markets Equity	750,899,877	(89,123,042)	34,058,423	(123,181,465)
Global Real Estate Securities	294,482,577	(34,776,842)	5,061,279	(39,838,121)
Strategic Alternatives	322,754,151	(5,867,941)	10,901,145	(16,769,086)
The differences between book basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds and investments in passive foreign investment companies ("PFIC"), partnerships, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2021, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid, equalization and non-deductible expenses. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (e.g. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union ("EU"), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period which ended on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
LIBOR Risks — The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. A Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

10. LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), based on factors specific to the circumstances of each Fund.  The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust met at a Board meeting held on May 23-24, 2022 (the "Meeting") to review the Trust's Program. The Board previously approved the Program and designated the Liquidity Risk Management Committee (the “Committee”) of GuideStone Capital Management, LLC as the administrator of the Program.  At the Meeting, the Committee provided the Board with a report which addressed the operation of the Program from April 1, 2021 through March 31, 2022 (the “Review Period”) and assessed the adequacy and effectiveness of implementation. The Committee reported on the following  reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	each Fund remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of each of the Funds, a highly liquid investment minimum had not been established for any Fund;
•	there were no liquidity events that materially affected the ability of any Fund to sell portfolio securities without significantly affecting its market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	at no time during the Review Period did any Fund approach the 15% Limit or 15% Threshold on illiquid investments, as those terms are defined in the Program;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
11. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 ("ASU 2020-04"), "Facilitation of the Effects of Reference Rate Reform on Financial Reporting," which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Funds could enter, eliminates the asset segregation framework currently used by the Funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021, and has a compliance date of August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Funds.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices. Investment Company Act Rule 2a-5 (the “Rule”), in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The rule became effective on March 8, 2021 and has a compliance date effective September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.
12. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

NOTICE TO SHAREHOLDERS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six months ended June 30, 2022, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of July 1, 2022. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Trustee, GuideStone Capital Management, LLC, 2011 – 2018; Trustee, GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1962 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Supply Chain Manager, Penske Logistics, Inc., 2004 – present.	24	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone
Financial Resources, 2021 – present; Portfolio
Manager, GuideStone Financial Resources,
2019 - 2021; Senior Investment Analyst,
		GuideStone Financial Resources, 2017 – 2019.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Investment Officer GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last.  Officers serve at the pleasure of the Board of Trustees.
2  Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3 Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of
GuideStone Financial Resources.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5  Ms. Childers has served as Vice President – Fund Operations since 2014.  She has served as Vice President – Fund Operations and Secretary since 2021.
6  Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE MEDIUM-DURATION BOND FUND AND THE GROWTH EQUITY FUND
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, advised by independent legal counsel (“Independent Counsel”), considered the approval of three new sub-advisory agreements (the “New Sub-Advisory Agreements”) among GuideStone Capital Management, LLC (“GSCM” or the “Adviser”), the Trust and the following entities (each, a “New Sub-Adviser” and together, the “New Sub-Advisers”), respectively: (i) Guggenheim Partners Investment Management, LLC (“Guggenheim”) on behalf of the Medium-Duration Bond Fund (the “MDBF”) (the “Guggenheim Agreement”); (ii) J.P. Morgan Investment Management Inc. (“JPMIM”) on behalf of the Growth Equity Fund (the “GEF” and together with the MDBF, the “Funds”) (the “JPMIM Agreement”); and (iii) William Blair Investment Management, LLC (“William Blair” and together with JPMIM, the “New GEF Sub-Advisers”) on behalf of the GEF (the “William Blair Agreement” and together with the JPMIM Agreement, the “New GEF Sub-Advisory Agreements”).  The Board approved the New Sub-Advisory Agreements at a meeting the Board held on May 23-24, 2022 (the “May Meeting”).
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the Funds and their shareholders.  Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the New Sub-Advisers and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements.  The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each New Sub-Adviser; (ii) the personnel resources of each New Sub-Adviser; (iii) the experience and expertise of each New Sub-Adviser; (iv) the financial capabilities and financial resources of each New Sub-Adviser; (v) the compliance program and compliance history of each New Sub-Adviser; (vi) the composite performance history of each New Sub-Adviser’s proposed investment strategy, as applicable, in comparison to relevant benchmarks, if available; (vii) the amount of the contractual sub-advisory fees proposed to be paid to each New Sub-Adviser in comparison to available fee information for such New-Sub-Adviser’s other clients and similar funds; (viii) the expected profitability of each New Sub-Adviser with respect to the Fund and their overall business; (ix) the extent of any economies of scale and whether the fee structure in each new Sub-Advisory Agreement reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by each New Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds.  With respect to each New Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.  In light of the on-going coronavirus pandemic (“COVID-19”), the Board considered whether and the extent to which COVID-19 had affected each New Sub-Adviser’s operations, human resources and financial condition.  No one factor was determinative in the Board’s consideration of each New Sub-Advisory Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Sub-Advisory Agreements, as well as the nature, extent and quality of the services to be provided by the New Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services.  The Adviser provided the Board with information in the form of reports about the New Sub-Advisers prior to and during the May Meeting, which addressed the factors listed previously.  During the May Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the New Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Sub-Advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT FOR THE MEDIUM-DURATION BOND FUND
In considering the approval of the Guggenheim Agreement, the Board took into account the materials provided prior to and during the May Meeting, the presentations made and the extensive discussions held during the May Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel.  The Board also took into account the Investment Management Committee of the Board’s (“IMC”) review of information related to the Guggenheim Agreement and recommendations made by the IMC.  The Board considered its responsibilities with respect to reviewing and approving the terms of the Guggenheim Agreement, the investment management team at Guggenheim, the reasonableness of Guggenheim’s sub-advisory fees and whether the appointment of Guggenheim would be in the best interests of the MDBF and its shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve the Guggenheim Agreement and the materials provided to support each factor.
In making its determination to approve the selection of Guggenheim, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by Guggenheim; the composite performance history of Guggenheim’s strategy; the fees charged by Guggenheim for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of Guggenheim.  In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected Guggenheim’s operations, human resources and financial condition.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Guggenheim.  The Board received and considered information about Guggenheim’s potential to contribute economies of scale as the MDBF grows in size.  The Board considered that the Adviser had been able to negotiate a fee schedule that was considered to be favorable compared to Guggenheim’s stated fee schedule.
Because the engagement with Guggenheim would be new, there was no relevant historical profitability information for the Board to assess.  The Board noted, however, that Guggenheim did provide an estimate of profitability for providing its services to the MDBF, which was based on utilizing the direct product revenues and expenses and allocating operating costs either by revenue or number of accounts. The Trustees considered the Adviser’s assessment of Guggenheim’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by Guggenheim, believed that the firm was financially sound.
The Board considered the fees to be paid to Guggenheim under the Guggenheim Agreement, as well as the overall fee structure under the Guggenheim Agreement, in light of the nature, extent and quality of the services to be provided.  The Board also considered information about the fees charged by other investment advisers that offer similar services.  The Board noted that the MDBF’s overall management and advisory fees would increase by approximately 0.02% but would not increase above the overall management and advisory fees last approved by shareholders.  The Board also noted that the MDBF, and not the Adviser, would pay fees to Guggenheim directly.  In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of Guggenheim, as the advisory fee rate paid to GSCM by the MDBF is not changing and there are no expense caps in effect for the MDBF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Guggenheim, and its affiliates as a result of its arrangements with the MDBF.  The Board concluded that any potential benefits to be derived by Guggenheim included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Guggenheim Core Plus Strategy (“the Guggenheim Strategy”).  The Board noted the Guggenheim Strategy’s performance history versus its benchmark, the broad Bloomberg US Aggregate Bond Index, had been favorable over historic time periods, with the Guggenheim Strategy outperforming its benchmark for the one- three-, five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date period.
The Board considered the Adviser’s representation that Guggenheim would be comfortable managing its strategy in accordance with the MDBF’s faith-based investment (“FBI”) policy.
The Board noted that the Adviser had not planned to use a transition manager to re-allocate assets among the MDBF’s sub-advisers and that the estimated transition transaction costs were expected to be modest to the MDBF.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Guggenheim would provide investment management services that are appropriate in scope and that the fees to be paid by the MDBF under the Guggenheim Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE GROWTH EQUITY FUND
In considering the approval of the New GEF Sub-Advisory Agreements, the Board took into account the materials provided prior to and during the May Meeting, the presentations made and the extensive discussions held during the May Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel.  The Board also took into account the IMC’s review of information related to the New GEF Sub-Advisory Agreements and recommendations made by the IMC.  The Board considered its responsibilities with respect to reviewing and approving the terms of the New GEF Sub-Advisory Agreements, the respective investment management team at each New GEF Sub-Adviser, the reasonableness of the New GEF Sub-Advisers’ sub-advisory fees and whether the appointment of the New GEF Sub-Advisers would be in the best interests of the GEF and its shareholders.  The Board reviewed the factors that it should consider in evaluating whether to approve the New GEF Sub-Advisory Agreements and the materials provided to support each factor.
In making its determination to approve the selection of each New GEF Sub-Adviser, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors.  Such factors included the nature, extent and quality of the services to be provided by the New GEF Sub-Advisers; the composite performance history of each New GEF Sub-Adviser’s respective strategy; the fees charged by each New GEF Sub-Adviser for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of each New GEF Sub-Adviser.  In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected the New GEF Sub-Advisers’ operations, human resources and financial condition.  The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New GEF Sub-Advisers.  The Board received and considered information about the potential of the New GEF Sub-Advisers to contribute economies of scale as the GEF grows in size.  The Board considered that the Adviser had been able to negotiate fee schedules that were favorable compared to JPMIM’s and William Blair’s stated fee schedules, respectively.
Because the engagements with the New GEF Sub-Advisers would be new, there was no relevant historical profitability information for the Board to assess.  The Board noted, however, that each New GEF Sub-Adviser did provide an estimate of profitability for providing its services to the GEF – JPMIM’s was based on an asset-weighted expense methodology; and William Blair’s was based on a full cost approach.  The Trustees considered the Adviser’s assessment of each New GEF Sub-Adviser’s financial condition.  The Trustees noted that the Adviser, after reviewing certain financial information provided by the New GEF Sub-Advisers, believed that each New GEF Sub-Adviser was financially sound.
The Board considered the fees to be paid to the New GEF Sub-Advisers under the New GEF Sub-Advisory Agreements, as well as the overall fee structure under the New GEF Sub-Advisory Agreements, in light of the nature, extent and quality of the services to be provided.  The Board also considered information about the fees charged by other investment advisers that offer similar services.  The Board noted that the GEF’s overall management and advisory fees would decrease as a result of the addition of the New GEF Sub-Advisers and the terminations of Brown Advisory, LLC and ClearBridge Investments, LLC.  The Board also noted that the GEF, and not the Adviser, would pay fees to JPMIM and William Blair directly.  In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of the New GEF Sub-Advisers, as the advisory fee rate paid to GSCM by the GEF is not changing and there are no expense caps in effect for the GEF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New GEF Sub-Adviser, and its respective affiliates as a result of its arrangements with the GEF.  The Board concluded that any potential benefits to be derived by the New GEF Sub-Advisers included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the JPMIM Large Cap Growth Strategy (the “JPMIM Strategy”).  The Board noted the JPMIM Strategy’s performance history versus its benchmark, the Russell 1000® Growth Index (“R1000G”), had been favorable over historic time periods, with the JPMIM Strategy outperforming its benchmark for the three-, five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date and one-year periods.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the William Blair’s Large Cap Growth Strategy (the “William Blair Strategy”).  The Board noted the William Blair Strategy’s performance history versus its benchmark, the R1000G, had been favorable over historic time periods, with the William Blair Strategy outperforming its benchmark for the five- and seven-year and analysis periods ended March 31, 2022, and underperforming the benchmark for the year-to-date, one- and three-year periods.
The Board considered the Adviser’s representation that each New GEF Sub-Adviser would be comfortable managing its respective strategy in accordance with the GEF’s FBI policy.
The Board noted that the Adviser planned to use a transition manager to re-allocate assets among the GEF’s sub-advisers and that the estimated transition transaction costs were expected to be modest to the GEF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New GEF Sub-Advisers would provide investment management services that are appropriate in scope and that the fees to be paid to JPMIM and William Blair by the GEF under the respective New GEF Sub-Advisory Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2022) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 8.5Tr
Low-Duration Bond	BlackRock Financial Management, Inc.(1)	1994	$ 8.5Tr
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Parametric Portfolio Associates LLC	1987	$376.2B
	Payden & Rygel	1983	$135.9B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Guggenheim Partners Investment Management, LLC	2005	$227.6B
	Pacific Investment Management Company LLC	1971	$ 1.8Tr
	Parametric Portfolio Associates LLC	1987	$376.2B
	Western Asset Management Company, LLC	1971	$407.5B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$290.9B
	Neuberger Berman Investment Advisers LLC	2002	$418.0B
	Parametric Portfolio Associates LLC	1987	$376.2B
	Western Asset Management Company, LLC	1971	$407.5B
Defensive Market Strategies®	American Century Investment Management, Inc.	1958	$200.3B
	Neuberger Berman Investment Advisers LLC	2002	$418.0B
	Parametric Portfolio Associates LLC	1987	$376.2B
	PGIM Quantitative Solutions LLC	1975	$ 91.5B
	Shenkman Capital Management, Inc.	1985	$ 28.3B
Global Impact	Janus Henderson Investors US LLC	1969	$299.7B
	Parametric Portfolio Associates LLC	1987	$376.2B
	RBC Global Asset Management (U.S.) Inc.	1983	$ 45.6B
Equity Index	Legal & General Investment Management America, Inc.	2006	$223.9B
Value Equity	American Century Investment Management, Inc.	1958	$200.3B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 43.3B
	The London Company of Virginia, LLC	1994	$ 14.2B
	Parametric Portfolio Associates LLC	1987	$376.2B
	TCW Investment Management Company LLC	1971	$220.0B
Growth Equity	J.P. Morgan Investment Management Inc.	1984	$ 2.3Tr
	Loomis, Sayles & Company, L.P.	1926	$290.9B
	Parametric Portfolio Associates LLC	1987	$376.2B
	Sands Capital Management, LLC	1992	$ 42.3B
	William Blair Investment Management, LLC	2014	$ 56.2B
Small Cap Equity	American Century Investment Management, Inc.	1958	$200.3B
	Delaware Investments Fund Advisers	1929	$534.2B
	Jacobs Levy Equity Management, Inc.	1986	$ 12.4B
	Parametric Portfolio Associates LLC	1987	$376.2B
	TimesSquare Capital Management, LLC	2000	$ 9.5B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$223.9B
International Equity	Altrinsic Global Advisors, LLC	2000	$ 8.6B
	AQR Capital Management, LLC	1998	$100.1B
	Harris Associates L.P.	1976	$ 98.6B
	MFS Institutional Advisors, Inc.	1924	$552.6B
	Parametric Portfolio Associates LLC	1987	$376.2B
	WCM Investment Management, LLC	1976	$ 71.1B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$100.1B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Parametric Portfolio Associates LLC	1987	$376.2B
	RBC Global Asset Management (UK) Limited	2013	$ 58.1B
	Wellington Management Company LLP	1928	$ 1.3B
Global Real Estate Securities	Heitman Real Estate Securities, LLC	1989	$ 53.3B
	RREEF America L.L.C.	1975	$ 87.1B(2)
Strategic Alternatives	AQR Capital Management, LLC	1998	$100.1B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	Forward Management, LLC (d/b/a Salient)	1998	$ 3.9B
	Broadmark Asset Management LLC	1999	$ 1.3B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.3Tr
	Parametric Portfolio Associates LLC	1987	$376.2B
	P/E Global LLC	2000	$ 14.9B
	SSI Investment Management LLC	1973	$ 2.1B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 10.7Tr
Cash Overlay for All Funds, except the Money Market Fund	Parametric Portfolio Associates LLC	1987	$376.2B
(1) Includes BlackRock International Limited and BlackRock (Singapore) Limited, which serve as sub-subadvisers.
(2) Assets as of March 31, 2022.

GuideStone Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

903052 07/22 2239

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date September 1, 2022

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date September 1, 2022

*	Print the name and title of each signing officer under his or her signature.